As filed with the Securities and Exchange Commission on 11/3/2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-05518

Investment Company Act file number

The RBB FUND, INC.
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Steven Plump, President

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(609) 731-6256

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

Item 1. Reports to Stockholders.

Abbey Capital Futures Strategy Fund

of

THE RBB FUND, INC.

Annual Report

August 31, 2022

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report

August 31, 2022 (Unaudited)

Dear Shareholder,

The Abbey Capital Futures Strategy Fund (the “Fund”) Class I Shares returned +17.72% net of fees for the 12-month fiscal year ended August 31, 2022.

Positive performance was driven by trading in fixed income, currencies and energy. Investments in equities were the main detractors during the 12-month period. The Fund’s core allocation to Diversified Trendfollowing (“Trendfollowing”) strategies generated most of the positive performance, while the performance of the Fund’s non-Trendfollowing allocation was positive in aggregate during the period. The Fund may invest up to 25% of its total assets in Abbey Capital Master Offshore Fund Limited (“ACMOF”), a wholly-owned subsidiary of the Fund that invests substantially all of its assets in Abbey Capital Offshore Fund SPC (“ACOF”), which is a wholly-owned and controlled segregated portfolio company that invests in managed futures and foreign exchange contracts. The Fund may also invest a portion of its assets into Abbey Capital Onshore Series LLC (“ACOS”), a wholly-owned subsidiary of the Fund which is a multi-adviser fund that invests in managed futures and foreign exchange contracts.

Average Total Returns for the Periods Ended August 31, 2022 (unless otherwise noted)

	2022 YTD	1 Year	SEP. 1, 2020 TO Aug. 31, 2021	5 Years Annualized	ANNUALIZED SINCE INCEPTION ON JULY 1, 2014
Class I Shares	18.80%	17.72%	7.74%	7.00%	5.98%
Class A Shares*	18.55%	17.40%	7.42%	6.71%	5.71%
Class A Shares (max load)*	11.71%	10.64%	1.23%	5.46%	4.95%
Class C Shares**	18.00%	16.48%	6.72%	5.92%	4.93%
ICE BofA 3-Month U.S. Treasury Bill Index***	0.36%	0.37%	0.08%	1.12%	0.79%
S&P 500® Total Return Index***	-16.14%	-11.23%	31.17%	11.82%	11.07%
Barclay CTA Index***	7.94%	8.44%	7.30%	4.27%	3.02%

Barclay CTA numbers are based on the estimates available on the BarclayHedge website as of September 9, 2022

Source: Abbey Capital, Bloomberg and BarclayHedge

Performance quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

Please note the above is shown for illustrative purposes only

*

Class A Shares performance prior to its inception on August 29, 2014 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio. There is a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75% in Class A Shares.

**	Class C Shares performance prior to its inception on October 6, 2015 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.

***

The Barclay CTA Index is derived from data that is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the ICE BofA 3-Month U.S. Treasury Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable, and the table above is shown for illustrative purposes only.

Abbey Capital Limited (the “Adviser”) has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79%, 2.04% and 2.79% of the Fund’s average daily net assets attributable to

1

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2022 (Unaudited)

Class I Shares, Class A Shares, and Class C Shares, respectively. This contractual limitation is in effect until December 31, 2022, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. In addition, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Without the expense limitation agreement, the expense ratios are 1.89%, 2.14% and 2.89% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, and Class C Shares, respectively, as stated in the Fund’s current prospectus dated December 31, 2021, as supplemented (and which may differ from the actual expense ratios for the period covered by this report). The quoted performance would have been lower without the expense limitation.

Please refer to the prospectus for further information on expenses and fees.

Performance Analysis

The 12-month period ended August 31, 2022 was positive overall for Fund performance. The Fund’s Trendfollowing sub-advisers recorded gains for the period, while the non-Trendfollowing trading styles were positive in aggregate.

This period was characterised by high inflation and hawkish monetary policy, with supply constraints across commodity sectors and the Russia-Ukraine conflict other notable themes that impacted markets. These factors contributed to sharp moves and heightened volatility across both financial and commodity markets at different times during the period.

Inflation in the US and Europe reached multi-decade highs during the period, with US inflation rising to +9.1% per annum in June 2022, its highest level since 1981. Central banks were initially slow to react to signs of increasing price pressures. The US Federal Reserve initially viewed rising inflation as a “transitory” effect of the global economy re-opening following COVID-19 disruptions and supply bottlenecks in various sectors. However, as high inflation proved more persistent than expected, global central banks began to hike rates in 2022 and scale back monetary policy supports such as quantitative easing.

Rising inflation weighed on both bond and equity prices over the period, with the relationship between the two asset classes shifting as the bond/equity correlation turned positive.

Supply concerns were a persistent theme across commodity markets, contributing to a rally in various energy, metal and agricultural markets in the first half of the 12-month period. The outbreak of the Russia-Ukraine conflict in Q1 2022 led to supply disruptions and an acceleration in price uptrends across many commodity contracts. However, as we moved into Q2 2022, uptrends in commodities began to weaken as concerns about slower global growth became more prominent and the stronger USD weighed on metals prices.

Fund performance from September to December 2021 was negative, with choppy price moves in longer-dated bonds proving challenging for the Fund’s Trendfollowing and Value sub-advisers. Notable losses occurred in late November 2021, when the emergence of the Omicron COVID-19 variant resulted in a sharp reversal of trends in several sectors, most notably in equities and energy.

Fund performance was positive from January to August 2022. Strong trends occurred in both financial and commodity markets in the early part of 2022, which provided a favourable environment for the Fund’s Trendfollowing sub-advisers. As the year progressed, price trends became more prominent in financial contracts, particularly in fixed income and currencies. While Trendfollowing sub-advisers were the primary source of positive Fund performance in the first eight months of 2022, the increased volatility in fixed income markets provided profitable opportunities for the Fund’s Short-term Systematic (“Short-term”) sub-adviser.

For the 12-month period overall, the Fund’s allocation to Trendfollowing sub-advisers saw the largest gains at the trading style level. The non-Trendfollowing trading styles were positive in aggregate, with gains for the Short-term and Global Macro sub-advisers outweighing losses for the Value sub-adviser.

2

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Continued)

August 31, 2022 (Unaudited)

The Fund’s largest gains occurred in fixed income over the 12-month period as high inflation and aggressive policy tightening by global central banks led to a significant repricing in global bond and interest rate markets. Some of the most pronounced moves occurred in the US, where the US 2-year Treasury yield rose by over +320 basis points during the 12-month period as investors anticipated US interest rates of approximately 3.75% by the end of 2022. Trendfollowing sub-advisers transitioned to an aggregate short position across bonds and interest rates in late 2021, which resulted in gains as trends in global yields accelerated in the early part of 2022. The Short-term sub-adviser also recorded gains in fixed income from short positions in US Treasuries during the period, while the Value sub-adviser had negative performance due to losses from longs in 3-month Eurodollar contracts.

In currencies, the Fund held long USD positions throughout the period, which resulted in gains. Hawkish guidance from the US Federal Reserve and higher US yields supported the US currency, with long USD positions against the EUR and JPY leading to gains in the sector. A widening US-Japan yield differential helped the USD reach a 24-year high against the JPY during the period. Meanwhile, the USD hit a 20-year high against the EUR during the period. The EUR weakened as the US Federal Reserve was more aggressive in tightening monetary policy than the European Central Bank and as a supply crunch in European energy markets weighed on the growth outlook for the eurozone. The allocations to Trendfollowing and Global Macro sub-advisers were responsible for the majority of the Fund’s gains in currencies during the period.

Supply concerns were a prominent theme in energy markets over the 12-month period. OPEC+ supply restrictions, combined with strong global demand, were a tailwind for crude oil prices in the first half of the period. Disruptions to Russian energy supplies following the imposition of economic sanctions also impacted prices. In August 2022, US natural gas futures hit their highest level since 2008 on concerns about low inventory levels. European natural gas and electricity prices reached record highs in August 2022 amid severe energy supply shortages as Russia restricted natural gas exports to the region. The Fund’s long positions in energy resulted in gains for the period, with longs in crude oil, distillates and natural gas all contributing positively to performance.

The Fund’s performance in metals was mixed during the period, with gains in base metals partially offset by losses in precious metals. Low inventories were an important theme across many base metals markets, with the Fund’s largest gains occurring from longs in aluminium and nickel as both metals hit record highs in March 2022 before uptrends reversed. Both metals were supported by uncertainty about supplies from Russia. Aluminium prices were also boosted at times by high energy costs, while nickel prices were impacted by a short squeeze that took place at the London Metal Exchange. Meanwhile, the Fund’s losses in precious metals were primarily the result of investments in gold.

Modest gains were also recorded in agricultural commodities. The Fund’s Trendfollowing allocation was the primary source of gains in this sector during the period, with longs in corn, wheat and cotton contributing positively to returns. Wheat and corn prices were supported by disruptions to agricultural exports from Russia and Ukraine, with concerns about growing conditions in the US and Brazil serving as a further tailwind to corn prices. Meanwhile, droughts in key US growing regions saw cotton futures rally.

Equities were the largest detractor from Fund performance at the sector level during the period. Losses mostly occurred in early 2022 from long positions as global equities began to decline from record highs. High inflation and concerns about the impact of tighter monetary policy weighed on global stocks during the period. The Russia-Ukraine conflict, COVID-19 lockdowns in China, signs of slowing global growth and some mixed earnings data also impacted risk sentiment at times. The S&P 500 Total Return Index returned -11.2% for the 12- month period overall, with the index entering a bear market in June 2022.

3

Abbey Capital Futures Strategy Fund

Annual Investment Adviser’s Report (Concluded)

August 31, 2022 (Unaudited)

This reversal in the long-term uptrend in equities proved challenging for the Fund’s Trendfollowing sub-advisers, while its Short-term sub-adviser recorded partially offsetting gains in the sector.

Key to Currency Abbreviations
USD	US Dollar
JPY	Japanese Yen
EUR	Euro

An investment in the Fund is speculative and involves substantial risk. It is possible that an investor may lose some or all of their investment. The Fund may invest up to 25% of its total assets in Abbey Capital Master Offshore Fund Limited (“ACMOF”), which invests substantially all of its assets in Abbey Capital Offshore Fund SPC (“ACOF”), which is a multi-adviser fund that invests in managed futures and foreign exchange. The Fund may also invest a portion of its assets into Abbey Capital Onshore Series LLC (“ACOS”), which is a multi-adviser fund that invests in managed futures and foreign exchange. All investments in securities involve risk of the loss of capital. An investment in the Fund includes the risks inherent in an investment in securities, as well as specific risks associated with this open-ended investment product. Among the risks associated with investing in this Fund are Commodity Sector Risk, Counter-Party Risk, Credit Risk, Currency Risk, Manager and Management Risks, Subsidiary Risk, Tax Risk, Emerging Markets Risk, Leveraging Risk, Foreign Investment Risk, Fixed Income Securities Risks, Short Sale Risk and Portfolio Turnover Risks. The Fund may invest in or utilize derivative investments, futures contracts, and hedging strategies. One or more Trading Advisers, from time to time, may invest a substantial portion of the assets managed in a specific industry sector. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers. There can be no assurance that the Fund’s strategy (hedging or otherwise) will be successful or that it will employ such strategies with respect to all or any portion of its portfolio. The value of the Fund’s portfolio investments should be expected to fluctuate. Investing in managed futures is not suitable for all investors given its speculative nature and the high level of risk involved. The Fund is appropriate only for investors who can bear the risks associated with the product. This brief statement cannot disclose all of the risks and other factors necessary to evaluate an investment in the Fund. Investors are urged to take appropriate investment advice and to carefully consider their investment objectives, personal situation, and factors such as net worth, income, age, risk tolerance and liquidity needs before investing in the Fund. Before investing, investors should carefully consider the Fund’s investment objectives, risks, tax considerations, sales charges and expenses.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Consolidated Portfolio of Investments in this report for a complete list of Fund holdings.

The Abbey Capital Futures Strategy Fund is distributed by Quasar Distributions, LLC.

This report is submitted for general information to the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

4

Abbey Capital Futures Strategy Fund

Performance Data

August 31, 2022 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Abbey Capital Futures Strategy Fund - Class A Shares
vs. ICE BofA 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $10,000 initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions (performance shown prior to August 29, 2014 is Class I Shares performance adjusted for Class A shares expense ratio). Class A Shares growth of a hypothetical investment of $10,000 is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2022
	One Year	Three Years	Five Years	Since Inception††
Class A Shares (without sales charge) (Pro forma July 1, 2014 to August 29, 2014)	17.40%	7.44%	6.71%	5.71%*
Class A Shares (with sales charge) (Pro forma July 1, 2014 to August 29, 2014)	10.64%	5.34%	5.46%	4.95%*
S&P 500® Total Return Index	-11.23%	12.39%	11.82%	11.07%**
ICE BofA 3-Month U.S. Treasury Bill Index***	0.37%	0.57%	1.12%	0.79%**
Barclay CTA Index***	8.44%	5.29%	4.27%	3.02%**

††	Inception date of Class A Shares of the Fund was August 29, 2014.

*	Class A Shares performance prior to its inception on August 29, 2014 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio.

**	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

***	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The Fund charges a 5.75% maximum sales charge on purchases (as a percentage of offering price) of Class A Shares. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating

5

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2022 (Unaudited)

expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.04% of the Fund’s average daily net assets attributable to Class A Shares. Without the limitation arrangement, the gross expense ratio is 2.14% for Class A Shares as stated in the current prospectus, as supplemented (and which may differ from the actual expense ratio for the period covered by this report). This contractual limitation is in effect until December 31, 2022 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

6

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2022 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Abbey Capital Futures Strategy Fund – Class I Shares
vs. ICE BofA 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $1,000,000 minimum initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2022
	One Year	Three Years	Five Years	Since Inception††
Class I Shares	17.72%	7.74%	7.00%	5.98%
S&P 500® Total Return Index	-11.23%	12.39%	11.82%	11.07%*
ICE BofA 3-Month U.S. Treasury Bill Index**	0.37%	0.57%	1.12%	0.79%*
Barclay CTA Index**	8.44%	5.29%	4.27%	3.02%*

††	Inception date of Class I Shares of the Fund was July 1, 2014.

*	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

**	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Without the limitation arrangement, the gross expense ratio is 1.89% for Class I Shares, as stated in the current prospectus, as supplemented (and which may differ from the actual expense ratios for the period covered by this report). This contractual limitation is in effect until December 31, 2022 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

7

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2022 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Abbey Capital Futures Strategy Fund – Class C Shares
vs. ICE BofA 3-Month U.S. Treasury Bill Index, S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $10,000 minimum initial investment in the Fund made on July 1, 2014 and reflects Fund expenses and reinvestment of dividends and distributions (performance shown prior to October 6, 2015 is Class I Shares performance adjusted for Class C Shares expense ratio). Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2022
	One Year	Three Years	Five Years	Since Inception††
Class C Shares (without contingent deferred sales charge) (Pro forma July 1, 2014 to October 6, 2015)	16.48%	6.65%	5.92%	4.93%*
Class C Shares (with contingent deferred sales charge) (Pro forma July 1, 2014 to August 29, 2014)	15.48%	6.65%	5.92%	4.93%*
S&P 500® Total Return Index	-11.23%	12.39%	11.82%	11.07%**
ICE BofA 3-Month U.S. Treasury Bill Index***	0.37%	0.57%	1.12%	0.79%**
Barclay CTA Index***	8.44%	5.29%	4.27%	3.02%**

††	Inception date of Class C Shares of the Fund was October 6, 2015.

*	Class C Shares performance prior to its inception on October 6, 2015 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.

**	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.

***	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

8

Abbey Capital Futures Strategy Fund

Performance Data (Continued)

August 31, 2022 (Unaudited)

The Fund charges a contingent deferred sales charge (“CDSC”) of 1.00% on certain redemptions of Class C Shares made within 12 months of purchase. The CDSC is assessed on an amount equal to the lesser of the offering price at the time of purchase of the Class C Shares redeemed and the net asset value of the Class C Shares redeemed at the time of redemption.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares. Without the limitation arrangement, the gross expense ratio is 2.89% for Class C Shares, as stated in the current prospectus, as supplemented (and which may differ from the actual expense ratios for the period covered by this report). This contractual limitation is in effect until December 31, 2022 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

The Barclay CTA Index is derived from data which is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the ICE BofA 3-Month U.S. Treasury Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable. Additionally, these indices are not available for direct investment and the above is shown for illustrative purposes only.

9

Abbey Capital Futures Strategy Fund

Performance Data (Concluded)

August 31, 2022 (Unaudited)

Barclay CTA Index

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. There are currently 416 programs included in the calculation of the Barclay CTA Index for 2022. The Barclay CTA Index is equally weighted and rebalanced at the beginning of each year.

ICE BofA 3-Month U.S. Treasury Bill Index

The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The S&P 500® Total Return Index

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date.

A basis point is one hundredth of one percent.

Portfolio composition is subject to change. It is not possible to invest directly in an index.

10

Abbey Capital Futures Strategy Fund

Fund Expense Examples

August 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2022 through August 31, 2022, and held for the entire period.

ACTUAL EXPENSES

The first section in the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any). Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period(1)	Annualized Expense Ratio(2)	Actual Six- Month Total Investment Returns for the Fund
Actual
Class A Shares	$ 1,000.00	$ 1,153.20	$ 11.07	2.04%	15.32%
Class I Shares	1,000.00	1,154.00	9.72	1.79%	15.40%
Class C Shares	1,000.00	1,148.00	15.11	2.79%	14.80%
Hypothetical (5% return before expenses)
Class A Shares	$ 1,000.00	$ 1,014.92	$ 10.36	2.04%	N/A
Class I Shares	1,000.00	1,016.18	9.10	1.79%	N/A
Class C Shares	1,000.00	1,011.14	14.14	2.79%	N/A

(1)

Expenses are equal to the Funds’ Class A Shares, Class I Shares, and Class C Shares annualized six-month expense ratios for the period March 1, 2022 through August 31, 2022, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account values in the first section in the table are based on the actual six-month total investment return for the Fund’s respective share classes.

(2)	Ratios reflect expenses waived by the Fund’s investment adviser. Without these waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

11

Abbey Capital Futures Strategy Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2022 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	81.6%	$2,192,165,632
Money Market Deposit Account	5.4	146,992,169
OTHER ASSETS IN EXCESS OF LIABILITIES
(including futures and forward foreign currency contracts)	13.0	348,100,769
NET ASSETS	100.0%	$2,687,258,570

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.

12

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments

August 31, 2022

	Coupon*	Maturity Date	Par (000’s)	Value
SHORT-TERM INVESTMENTS - 87.0%
U.S. TREASURY OBLIGATIONS - 81.6%
U.S. Treasury Bills	0.661%	09/01/22	$54,025	$54,025,000
U.S. Treasury Bills	0.752%	09/08/22	35,197	35,183,243
U.S. Treasury Bills	0.801%	09/15/22	63,429	63,375,985
U.S. Treasury Bills	0.907%	09/22/22	78,407	78,313,100
U.S. Treasury Bills	1.032%	09/29/22	57,221	57,126,661
U.S. Treasury Bills	1.111%	10/06/22	121,652	121,392,392
U.S. Treasury Bills	1.185%	10/13/22	99,190	98,922,682
U.S. Treasury Bills	1.287%	10/20/22	122,276	121,864,414
U.S. Treasury Bills	1.356%	10/27/22	100,212	99,813,711
U.S. Treasury Bills	1.331%	11/03/22	118,843	118,298,366
U.S. Treasury Bills	1.408%	11/10/22	89,773	89,320,662
U.S. Treasury Bills	1.471%	11/17/22	80,083	79,623,888
U.S. Treasury Bills	1.504%	11/25/22	24,261	24,100,236
U.S. Treasury Bills	1.649%	12/01/22	93,723	93,043,926
U.S. Treasury Bills	2.141%	12/08/22	116,013	115,137,013
U.S. Treasury Bills	2.227%	12/15/22	105,823	104,970,816
U.S. Treasury Bills	2.418%	12/22/22	34,722	34,399,252
U.S. Treasury Bills	2.472%	12/29/22	82,459	81,648,572
U.S. Treasury Bills	2.641%	01/05/23	84,059	83,186,433
U.S. Treasury Bills	2.905%	01/12/23	95,239	94,193,110
U.S. Treasury Bills	2.950%	01/19/23	84,808	83,817,749
U.S. Treasury Bills	2.882%	01/26/23	44,818	44,267,606
U.S. Treasury Bills	3.009%	02/02/23	83,973	82,853,499
U.S. Treasury Bills	3.034%	02/09/23	122,822	121,098,062
U.S. Treasury Bills	3.120%	02/16/23	56,391	55,550,384
U.S. Treasury Bills	3.224%	02/23/23	159,120	156,638,870
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,195,271,049)				2,192,165,632

			Number of Shares (000’s)
MONEY MARKET DEPOSIT ACCOUNT - 5.4%
U.S. Bank Money Market Deposit Account, 2.0% (United States)(a)			146,992	146,992,169
TOTAL MONEY MARKET DEPOSIT ACCOUNT (Cost $146,992,169)				146,992,169

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,342,263,218)				2,339,157,801
TOTAL INVESTMENTS - 87.0%
(Cost $2,342,263,218)				2,339,157,801

OTHER ASSETS IN EXCESS OF LIABILITIES - 13.0%				348,100,769
NET ASSETS - 100.0%				$2,687,258,570

*	Short-term investments’ coupon reflect the annualized effective yield on the date of purchase for discounted investments.
(a)	The rate shown is as of August 31, 2022.

The accompanying notes are an integral part of the consolidated financial statements.

13

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Futures contracts outstanding as of August 31, 2022 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3-Month Euro Euribor	Mar-23	952	$233,725,868	$(1,539,138)
3-Month Euro Euribor	Jun-23	472	115,655,581	(630,044)
3-Month Euro Euribor	Dec-23	420	102,934,968	(617,507)
90-DAY Eurodollar Futures	Mar-23	912	218,583,599	(987,738)
90-DAY Eurodollar Futures	Jun-23	628	150,570,849	(971,675)
90-DAY Eurodollar Futures	Sep-23	1	240,188	(88)
Amsterdam Index Futures	Sep-22	191	26,107,383	(1,812,750)
AUD/USD Currency Futures	Sep-22	418	28,622,550	(360,013)
Bank Acceptance Futures	Mar-23	117	21,334,783	(79,130)
Bank Acceptance Futures	Jun-23	78	14,222,446	(76,550)
BIST 30 Index Futures	Oct-22	850	1,691,660	8,756
Brent Crude Futures	Nov-22	111	10,616,040	(36,860)
Brent Crude Futures	Dec-22	31	2,920,510	(89,830)
Brent Crude Futures	Jan-23	11	1,022,230	(38,990)
Brent Crude Oil Last Day	Nov-22	4	382,560	(15,450)
CAC40 10 Euro Futures	Sep-22	570	35,079,743	(2,497,804)
CAD Currency Futures	Sep-22	926	70,551,939	(1,005,565)
Cattle Feeder Futures	Oct-22	4	366,950	(8,113)
CHF Currency Futures	Sep-22	340	43,592,250	(783,950)
Cocoa Futures ICE	Dec-22	4	87,267	1,336
Cocoa Futures ICE	Mar-23	10	214,217	1,406
Cocoa Futures ICE	May-23	1	21,247	825
Coffee ‘C’ Futures	Dec-22	345	30,435,469	1,423,031
Coffee ‘C’ Futures	Mar-23	12	1,028,700	8,325
Coffee ‘C’ Futures	May-23	3	253,125	(3,394)
Coffee Robusta Futures	Nov-22	114	2,565,000	(930)
Coffee Robusta Futures	Jan-23	64	1,432,320	17,370
Corn Futures	Dec-22	444	14,885,100	670,388
Corn Futures	Mar-23	321	10,857,825	238,825
Corn Futures	May-23	19	644,338	2,688
Cotton No.2 Futures	Dec-22	213	12,056,865	163,810
Cotton No.2 Futures	Mar-23	13	715,910	(13,410)
DAX Index Futures	Sep-22	1	322,766	(4,648)
DJIA Mini E-CBOT	Sep-22	256	40,360,960	(2,277,706)
Dollar Index	Sep-22	58	6,302,570	170,820
Dutch TTF Gas Futures	Oct-22	5	898,081	(263,270)
E-Mini Crude Oil	Oct-22	3	134,325	(7,225)
E-Mini Energy Select Futures	Sep-22	2	167,660	12,180
E-Mini Natural Gas	Oct-22	12	273,810	(12,365)
E-Mini Utilities Select Futures	Sep-22	4	299,680	(3,190)
Euro STOXX 50	Sep-22	537	18,996,051	(1,242,516)
Euro/JPY Futures	Sep-22	138	17,299,046	(60,383)
Euro-Bobl Futures	Sep-22	62	7,668,767	(6,231)
Euro-BTP Futures	Sep-22	418	50,202,679	(1,964,555)
Euro-Bund Futures	Sep-22	120	17,844,373	(243,189)
Euro-Oat Futures	Sep-22	371	51,459,114	(163,958)
European Climate Exchange Futures	Dec-22	43	3,458,340	(478,268)
FTSE 100 Index Futures	Sep-22	2,166	183,370,607	(2,173,354)
FTSE/JSE TOP 40	Sep-22	3	106,414	(5,745)

The accompanying notes are an integral part of the consolidated financial statements.

14

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
FTSE/MIB Index Futures	Sep-22	67	$7,261,077	$(480,413)
Gasoline RBOB Futures	Oct-22	68	6,942,365	(832,490)
Gasoline RBOB Futures	Nov-22	4	401,167	(29,463)
Gasoline RBOB Futures	Jan-23	1	98,322	(9,395)
Gold 100 Oz Futures	Dec-22	119	20,541,780	(219,230)
Hang Seng Index Futures	Sep-22	40	5,051,537	1,174
JPN 10-Year Bond (Osaka Securities Exchange)	Sep-22	42	45,206,118	(274,249)
JPY Currency Futures	Sep-22	2	180,450	294
Lean Hogs Futures	Oct-22	34	1,244,740	(96,160)
Lean Hogs Futures	Dec-22	84	2,818,200	(6,530)
Live Cattle Futures	Oct-22	155	8,839,650	(127,000)
Live Cattle Futures	Dec-22	22	1,306,580	(20,020)
Live Cattle Futures	Feb-23	11	674,630	(2,070)
LME Aluminum Forward	Sep-22	1	59,131	131
LME Aluminum Forward	Sep-22	1	59,119	(1,806)
LME Aluminum Forward	Sep-22	10	591,188	1,700
LME Aluminum Forward	Sep-22	1,984	117,291,599	(11,905,452)
LME Aluminum Forward	Sep-22	1	59,119	206
LME Aluminum Forward	Sep-22	1	59,147	(1,828)
LME Aluminum Forward	Sep-22	4	236,610	(6,793)
LME Aluminum Forward	Oct-22	2	118,350	(3,727)
LME Aluminum Forward	Oct-22	12	710,100	600
LME Aluminum Forward	Oct-22	1	59,175	(1,338)
LME Aluminum Forward	Oct-22	2	118,350	(4,488)
LME Aluminum Forward	Oct-22	18	1,065,150	(14,850)
LME Aluminum Forward	Oct-22	1	59,013	(1,425)
LME Aluminum Forward	Nov-22	7	412,067	(17,183)
LME Aluminum Forward	Nov-22	1	58,872	(1,491)
LME Aluminum Forward	Nov-22	7	412,694	(23,144)
LME Aluminum Forward	Nov-22	7	412,808	(16,580)
LME Aluminum Forward	Dec-22	980	57,869,000	(1,584,339)
LME Copper Forward	Sep-22	4	784,750	(128,744)
LME Copper Forward	Sep-22	3	588,750	(69,675)
LME Copper Forward	Sep-22	3	588,563	28,688
LME Copper Forward	Sep-22	874	171,467,874	(10,808,444)
LME Copper Forward	Sep-22	1	196,100	4,425
LME Copper Forward	Sep-22	1	196,025	4,322
LME Copper Forward	Sep-22	1	195,988	(16,450)
LME Copper Forward	Sep-22	5	979,938	25,913
LME Copper Forward	Oct-22	2	391,975	12,375
LME Copper Forward	Oct-22	1	195,988	(63)
LME Copper Forward	Oct-22	1	195,881	(5,475)
LME Copper Forward	Oct-22	4	783,300	9,065
LME Copper Forward	Oct-22	1	195,666	(5,579)
LME Copper Forward	Oct-22	3	586,688	(16,886)
LME Copper Forward	Oct-22	1	195,494	2,206
LME Copper Forward	Nov-22	3	586,232	(13,569)
LME Copper Forward	Nov-22	4	781,067	(7,483)
LME Copper Forward	Nov-22	1	195,100	(6,188)
LME Copper Forward	Dec-22	340	66,253,249	(1,312,078)
LME Lead Forward	Sep-22	1	48,796	(704)

The accompanying notes are an integral part of the consolidated financial statements.

15

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Lead Forward	Sep-22	1	$48,804	$(696)
LME Lead Forward	Sep-22	15	732,844	3,469
LME Lead Forward	Sep-22	134	6,546,738	(517,584)
LME Lead Forward	Sep-22	7	341,381	(11,004)
LME Lead Forward	Oct-22	1	48,789	651
LME Lead Forward	Oct-22	1	48,797	309
LME Lead Forward	Oct-22	1	48,816	666
LME Lead Forward	Oct-22	3	146,472	3,685
LME Lead Forward	Oct-22	2	97,680	(1,813)
LME Lead Forward	Oct-22	15	732,656	(75,086)
LME Lead Forward	Oct-22	1	48,788	(888)
LME Lead Forward	Oct-22	1	48,788	(1,463)
LME Lead Forward	Oct-22	2	97,575	(2,900)
LME Lead Forward	Nov-22	2	97,575	(5,325)
LME Lead Forward	Nov-22	1	48,788	(888)
LME Lead Forward	Nov-22	4	195,150	(19,950)
LME Lead Forward	Nov-22	1	48,788	(5,963)
LME Lead Forward	Nov-22	1	48,788	(5,740)
LME Lead Forward	Nov-22	1	48,744	(894)
LME Lead Forward	Dec-22	9	438,750	(50,153)
LME Nickel Forward	Sep-22	1	128,022	(1,338)
LME Nickel Forward	Sep-22	14	1,792,308	(395,335)
LME Nickel Forward	Sep-22	3	384,274	(7,233)
LME Nickel Forward	Oct-22	1	128,181	4,268
LME Nickel Forward	Oct-22	5	641,010	(32,892)
LME Nickel Forward	Nov-22	2	256,602	(34,128)
LME Nickel Forward	Nov-22	1	128,326	(4,334)
LME Nickel Forward	Nov-22	1	128,466	(294)
LME Nickel Forward	Dec-22	2	257,244	(16,994)
LME Zinc Forward	Sep-22	5	441,063	59,188
LME Zinc Forward	Sep-22	236	20,818,150	(47,118)
LME Zinc Forward	Oct-22	9	787,838	(26,893)
LME Zinc Forward	Oct-22	27	2,363,513	10,109
LME Zinc Forward	Nov-22	3	260,438	(13,837)
LME Zinc Forward	Dec-22	112	9,637,600	(237,594)
Low Sulphur Gasoil G Futures	Sep-22	68	7,469,800	554,950
Low Sulphur Gasoil G Futures	Oct-22	135	14,515,875	137,750
Low Sulphur Gasoil G Futures	Nov-22	21	2,187,150	38,775
Low Sulphur Gasoil G Futures	Dec-22	6	602,700	(18,050)
Low Sulphur Gasoil G Futures	Jan-23	5	492,500	(27,475)
Micro E-mini Nasdaq 100 Index Futures	Sep-22	1	24,571	213
Mill Wheat Euro	Sep-22	3	50,084	(8,982)
Mill Wheat Euro	Dec-22	25	407,635	(2,801)
Mill Wheat Euro	Mar-23	12	195,815	(301)
Mill Wheat Euro	May-23	1	16,305	(25)
Mini TOPIX Index Futures	Sep-22	15	211,841	(387)
MXN Currency Futures	Sep-22	987	24,408,510	(86,955)
Nasdaq 100 E-Mini	Sep-22	60	14,742,300	(1,037,180)
Natural Gas Futures	Oct-22	267	24,369,090	(380,297)
Natural Gas Futures	Nov-22	114	10,475,460	800,050
Natural Gas Futures	Dec-22	9	839,340	23,890

The accompanying notes are an integral part of the consolidated financial statements.

16

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Natural Gas Futures	Jan-23	5	$469,800	$10,300
Natural Gas Futures ICE	Oct-22	5	705,197	(43,809)
Natural Gas Futures ICE	Nov-22	5	823,505	12,755
Nikkei 225 (Chicago Mercantile Exchange)	Sep-22	4	557,100	(8,875)
Nikkei 225 (Osaka Securities Exchange)	Sep-22	235	47,566,672	(212,993)
Nikkei 225 (Singapore Exchange)	Sep-22	198	20,006,658	(557,009)
Nikkei/Yen Futures	Sep-22	17	1,704,283	4,373
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-22	106	16,327,265	(1,252)
NY Harbor Ultra-Low Sulfur Diesel Futures	Nov-22	24	3,637,872	8,266
NY Harbor Ultra-Low Sulfur Diesel Futures	Dec-22	6	893,743	(7,770)
NY Harbor Ultra-Low Sulfur Diesel Futures	Jan-23	4	585,228	(12,936)
OMX Stockholm 30 Index Futures	Sep-22	280	5,040,525	(363,768)
Orange Juice Futures	Nov-22	16	444,840	48,398
Palm Oil Futures	Nov-22	2	46,297	(922)
Palm Oil Futures	Jan-23	1	23,545	(290)
Rapeseed Euro	Nov-22	1	30,978	(2,136)
Rough Rice Futures	Nov-22	12	428,160	10,110
Russell 2000 E-Mini	Sep-22	113	10,421,990	(512,575)
S&P 500 E-Mini Futures	Sep-22	131	25,915,075	(1,537,863)
S&P Mid 400 E-Mini	Sep-22	4	972,120	(37,210)
S&P/TSX 60 IX Futures	Sep-22	35	6,209,312	(130,655)
SGX Nifty 50	Sep-22	382	13,377,640	(59,273)
Soybean Futures	Nov-22	590	41,963,750	(874,798)
Soybean Futures	Jan-23	21	1,499,138	413
Soybean Futures	Mar-23	129	9,223,500	156,138
Soybean Meal Futures	Dec-22	222	9,215,220	127,650
Soybean Meal Futures	Jan-23	18	737,820	(12,070)
Soybean Oil Futures	Dec-22	159	6,437,592	(121,812)
Soybean Oil Futures	Jan-23	11	439,296	(108)
Soybean Oil Futures	Mar-23	1	39,300	1,470
SPI 200 Futures	Sep-22	506	59,794,177	(228,780)
STOXX Dividend Futures	Dec-23	4	44,620	(794)
STOXX Europe 600 Utilities Index	Sep-22	1	17,868	(1,146)
Topix Index Futures	Sep-22	294	41,520,820	132,769
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Dec-22	1,256	146,834,249	(257,172)
USD/BRL Futures	Oct-22	1	19,065	(545)
USD/CNH Futures	Sep-22	2	199,994	3,168
USD/NOK Futures	Sep-22	32	3,201,127	126,825
USD/SEK Futures	Sep-22	5	499,780	37,622
USD/TRY Futures	Oct-22	127	133,341	(216)
Wheat (Chicago Board of Trade)	Dec-22	45	1,870,875	61,875
White Sugar ICE	Oct-22	56	1,542,240	3,400
White Sugar ICE	Dec-22	51	1,333,650	(2,985)
White Sugar ICE	Mar-23	6	150,600	(785)
WTI Crude Futures	Oct-22	339	30,357,450	212,955
WTI Crude Futures	Nov-22	16	1,424,480	(12,350)
WTI Crude Futures	Dec-22	43	3,797,330	(86,240)
WTI Crude Futures	Jan-23	8	700,160	(24,480)
				$(51,335,422)

The accompanying notes are an integral part of the consolidated financial statements.

17

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10-Year Mini Japanese Government Bond Futures	Sep-22	12	$(1,291,517)	$(2,203)
1-Month SOFR Future	Jan-23	6	(2,408,193)	4,667
3-Month Euro Euribor	Mar-23	21	(5,155,718)	40,550
3-Month Euro Euribor	Jun-23	216	(52,927,131)	279,289
3-Month Euro Euribor	Sep-23	117	(28,661,514)	195,514
3-Month Euro Euribor	Dec-23	119	(29,164,908)	181,419
3-Month Euro Euribor	Mar-24	118	(28,942,059)	161,245
3-Month Euro Euribor	Jun-24	179	(43,939,610)	180,038
3-Month Euro Euribor	Sep-24	119	(29,232,177)	127,076
3-Month Euro Euribor	Dec-24	107	(26,296,491)	104,993
3-Month Euro Euribor	Mar-25	91	(22,366,592)	69,455
3-Month Euro Euribor	Jun-25	140	(34,406,625)	94,252
3-Month Euro Euribor	Sep-25	32	(7,861,959)	27,448
3-Month Euro Euribor	Dec-25	2	(491,171)	427
3-Month SARON Futures	Dec-22	6	(1,519,488)	2,890
3-Month SARON Futures	Mar-23	3	(756,752)	2,148
3-Month SOFR Futures	Dec-22	44	(10,588,050)	62,613
3-Month SOFR Futures	Mar-23	206	(49,506,950)	101,263
3-Month SOFR Futures	Jun-23	454	(109,158,624)	315,550
3-Month SOFR Futures	Sep-23	53	(12,764,388)	51,850
3-Month SOFR Futures	Dec-23	1,178	(284,266,124)	216,388
3-Month SOFR Futures	Mar-24	197	(47,634,600)	96,675
3-Month SOFR Futures	Jun-24	29	(7,023,438)	24,088
3-Month SOFR Futures	Sep-24	33	(8,000,438)	27,150
3-Month SOFR Futures	Dec-24	26	(6,307,925)	21,450
3-Month SOFR Futures	Mar-25	113	(27,432,163)	34,763
3-Month SOFR Futures	Jun-25	7	(1,700,038)	1,963
3-Month SOFR Futures	Sep-25	7	(1,700,563)	1,850
3-Month SOFR Futures	Dec-25	7	(1,700,913)	1,725
3-Month SOFR Futures	Mar-26	6	(1,458,000)	1,300
3-Month SOFR Futures	Jun-26	5	(1,215,063)	763
3-Month SOFR Futures	Sep-26	5	(1,215,125)	750
90-DAY Bank Bill	Dec-22	71	(48,177,985)	(17,658)
90-DAY Bank Bill	Mar-23	347	(235,225,591)	5,670
90-DAY Bank Bill	Jun-23	88	(59,628,990)	19,768
90-DAY Bank Bill	Sep-23	50	(33,881,763)	17,156
90-DAY Bank Bill	Dec-23	16	(10,843,753)	7,455
90-DAY Bank Bill	Mar-24	12	(8,134,205)	3,780
90-DAY Bank Bill	Jun-24	9	(6,101,250)	4,160
90-DAY Eurodollar Futures	Dec-22	50	(11,991,875)	112,625
90-DAY Eurodollar Futures	Mar-23	54	(12,942,450)	200,100
90-DAY Eurodollar Futures	Jun-23	695	(166,634,937)	659,113
90-DAY Eurodollar Futures	Sep-23	141	(33,866,438)	105,975
90-DAY Eurodollar Futures	Dec-23	154	(37,062,025)	99,963
90-DAY Eurodollar Futures	Mar-24	154	(37,137,100)	77,413
90-DAY Eurodollar Futures	Jun-24	184	(44,442,900)	130,800
90-DAY Eurodollar Futures	Sep-24	141	(34,092,038)	53,213
90-DAY Eurodollar Futures	Dec-24	123	(29,761,388)	40,513
90-DAY Eurodollar Futures	Mar-25	743	(179,889,587)	22,250
90-DAY Eurodollar Futures	Jun-25	110	(26,643,375)	68,988
90-DAY Eurodollar Futures	Sep-25	61	(14,779,538)	47,788

The accompanying notes are an integral part of the consolidated financial statements.

18

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
90-DAY Eurodollar Futures	Jun-26	3	$(727,088)	$150
90-DAY Eurodollar Futures	Sep-26	2	(484,750)	1,413
Amsterdam Index Futures	Sep-22	5	(683,439)	17,948
AUD/USD Currency Futures	Sep-22	2,216	(151,740,599)	5,565,104
Australian 10-Year Bond Futures	Sep-22	1,158	(95,051,338)	(1,943)
Australian 3-Year Bond Futures	Sep-22	1,230	(90,653,105)	(66,239)
Bank Acceptance Futures	Dec-22	17	(3,100,088)	14,905
Bank Acceptance Futures	Mar-23	134	(24,434,709)	34,416
Bank Acceptance Futures	Jun-23	42	(7,658,240)	30,980
Bank Acceptance Futures	Sep-23	27	(4,924,696)	26,916
Bank Acceptance Futures	Dec-23	25	(4,562,759)	24,660
Bank Acceptance Futures	Mar-24	18	(3,288,442)	16,865
Bank Acceptance Futures	Jun-24	14	(2,560,209)	11,621
Brent Crude Futures	Nov-22	20	(1,912,800)	17,497
CAC40 10 Euro Futures	Sep-22	34	(2,092,476)	18,989
CAD Currency Futures	Sep-22	885	(67,428,150)	977,536
Canadian 10-Year Bond Futures	Dec-22	1,291	(122,469,783)	660,083
Canadian 5-Year Bond Futures	Dec-22	2	(171,729)	274
Canola Futures (Winnipeg Commodity Exchange)	Nov-22	50	(636,083)	3,225
Canola Futures (Winnipeg Commodity Exchange)	Jan-23	3	(38,567)	(227)
Cattle Feeder Futures	Oct-22	2	(183,475)	650
CHF Currency Futures	Sep-22	14	(1,794,975)	17,531
Cocoa Futures	Dec-22	209	(5,043,170)	(46,112)
Cocoa Futures	Mar-23	107	(2,563,720)	(14,200)
Cocoa Futures ICE	Sep-22	43	(899,153)	(39,323)
Cocoa Futures ICE	Dec-22	82	(1,788,966)	(95,027)
Cocoa Futures ICE	Mar-23	1	(21,422)	(964)
Copper Futures	Dec-22	183	(16,097,138)	499,525
Copper Futures	Mar-23	1	(87,925)	6,413
Corn Futures	Dec-22	92	(3,084,300)	(317,125)
DAX Index Futures	Sep-22	205	(66,157,476)	1,308,344
DAX-Mini Futures	Sep-22	3	(193,660)	1,005
DJIA Mini E-CBOT	Sep-22	114	(17,973,240)	459,412
E-Mini Consumer Discretionary Select Futures	Sep-22	1	(157,080)	11,390
E-Mini Consumer Staples Select Futures	Sep-22	2	(147,020)	1,410
E-Mini Financial Select Futures	Sep-22	1	(101,550)	663
E-Mini Industrial Select Futures	Sep-22	1	(93,430)	670
E-Mini Materials Select Futures	Sep-22	1	(79,710)	600
E-Mini S&P 500 Futures	Sep-22	1	(51,075)	1
E-Mini Technology Select Futures	Sep-22	1	(136,250)	3,009
EUR Foreign Exchange Currency Futures	Sep-22	2,407	(302,559,899)	11,560,906
Euro BUXL 30-Year Bond Futures	Sep-22	101	(16,706,965)	574,774
Euro E-Mini Futures	Sep-22	2	(125,700)	5,269
Euro STOXX 50	Sep-22	453	(16,024,602)	296,135
Euro/GBP Futures	Sep-22	1	(125,688)	(1,953)
Euro-Bobl Futures	Sep-22	893	(110,454,982)	1,250,285
Euro-BTP Futures	Sep-22	313	(37,591,958)	1,045,487
Euro-Bund Futures	Sep-22	1,189	(176,807,994)	5,516,222
Euro-Oat Futures	Sep-22	381	(52,846,152)	1,052,357
Euro-Schatz Futures	Sep-22	1,325	(144,621,232)	1,027,334

The accompanying notes are an integral part of the consolidated financial statements.

19

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
FTSE 100 Index Futures	Sep-22	297	$(25,143,615)	$161,536
FTSE China A50 Index	Sep-22	618	(8,356,596)	899
FTSE KLCI Futures	Sep-22	11	(182,924)	(799)
FTSE Taiwan Index	Sep-22	51	(2,666,280)	32,918
FTSE/JSE TOP 40	Sep-22	26	(922,255)	(3,238)
FTSE/MIB Index Futures	Sep-22	32	(3,467,977)	347
Gasoline RBOB Futures	Oct-22	133	(13,578,449)	1,547,426
GBP Currency Futures	Sep-22	1,178	(85,537,524)	3,162,713
Gold 100 Oz Futures	Dec-22	657	(113,411,339)	1,369,686
Gold 100 Oz Futures	Feb-23	5	(869,450)	3,250
Hang Seng China Enterprises Index Futures	Sep-22	226	(9,816,071)	(42,963)
Hang Seng Index Futures	Sep-22	413	(52,157,122)	218,902
IBEX 35 Index Futures	Sep-22	6	(475,776)	11,909
Ice Three Miont SONIA Index Futures	Dec-22	95	(26,570,831)	168,083
Ice Three Miont SONIA Index Futures	Mar-23	510	(141,806,553)	1,824,284
Ice Three Miont SONIA Index Futures	Jun-23	126	(34,988,819)	358,514
Ice Three Miont SONIA Index Futures	Sep-23	84	(23,335,638)	296,247
Ice Three Miont SONIA Index Futures	Dec-23	327	(90,984,754)	631,948
Ice Three Miont SONIA Index Futures	Mar-24	187	(52,134,225)	541,554
Ice Three Miont SONIA Index Futures	Jun-24	83	(23,186,795)	246,831
Ice Three Miont SONIA Index Futures	Sep-24	76	(21,274,323)	212,910
Ice Three Miont SONIA Index Futures	Dec-24	105	(29,442,473)	258,855
Ice Three Miont SONIA Index Futures	Mar-25	149	(41,840,853)	249,634
Ice Three Miont SONIA Index Futures	Jun-25	31	(8,715,948)	68,482
Ice Three Miont SONIA Index Futures	Sep-25	19	(5,346,999)	37,363
JPN 10-Year Bond (Osaka Securities Exchange)	Sep-22	58	(62,427,497)	(164,621)
JPY Currency Futures	Sep-22	2,227	(200,931,074)	4,904,386
Kansas City Hard Red Winter Wheat Futures	Dec-22	123	(5,611,875)	(276,675)
Kansas City Hard Red Winter Wheat Futures	Mar-23	8	(364,500)	(13,900)
Lean Hogs Futures	Oct-22	9	(329,490)	(3,850)
Lean Hogs Futures	Dec-22	6	(201,300)	(5,230)
Lean Hogs Futures	Feb-23	3	(105,360)	(2,800)
Live Cattle Futures	Oct-22	1	(57,030)	350
LME Aluminum Forward	Sep-22	1	(59,131)	6,206
LME Aluminum Forward	Sep-22	1	(59,119)	2,906
LME Aluminum Forward	Sep-22	1,984	(117,291,599)	11,338,747
LME Aluminum Forward	Sep-22	10	(591,188)	23,277
LME Aluminum Forward	Sep-22	1	(59,119)	3,369
LME Aluminum Forward	Sep-22	1	(59,147)	3,841
LME Aluminum Forward	Sep-22	4	(236,610)	2,371
LME Aluminum Forward	Oct-22	2	(118,350)	5,300
LME Aluminum Forward	Oct-22	12	(710,100)	20,943
LME Aluminum Forward	Oct-22	7	(414,225)	170
LME Aluminum Forward	Oct-22	1	(59,175)	(175)
LME Aluminum Forward	Oct-22	7	(414,225)	(850)
LME Aluminum Forward	Oct-22	2	(118,350)	3,625
LME Aluminum Forward	Oct-22	87	(5,148,225)	81,185
LME Aluminum Forward	Oct-22	18	(1,065,150)	14,707
LME Aluminum Forward	Oct-22	1	(59,013)	1,663
LME Aluminum Forward	Nov-22	7	(412,067)	23,508
LME Aluminum Forward	Nov-22	1	(58,872)	1,495

The accompanying notes are an integral part of the consolidated financial statements.

20

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Aluminum Forward	Nov-22	7	$(412,694)	$12,831
LME Aluminum Forward	Nov-22	3	(176,963)	5,606
LME Aluminum Forward	Nov-22	19	(1,120,763)	14,703
LME Aluminum Forward	Nov-22	2	(117,950)	913
LME Aluminum Forward	Dec-22	1,295	(76,469,750)	1,913,224
LME Copper Forward	Sep-22	4	(784,750)	114,472
LME Copper Forward	Sep-22	3	(588,750)	92,050
LME Copper Forward	Sep-22	895	(175,587,812)	9,400,676
LME Copper Forward	Sep-22	3	(588,563)	38,895
LME Copper Forward	Sep-22	1	(196,100)	21,650
LME Copper Forward	Sep-22	1	(196,025)	13,238
LME Copper Forward	Sep-22	1	(195,988)	(4,283)
LME Copper Forward	Sep-22	5	(979,938)	(14,774)
LME Copper Forward	Oct-22	2	(391,975)	(24,572)
LME Copper Forward	Oct-22	1	(195,988)	(12,219)
LME Copper Forward	Oct-22	1	(195,881)	(12,181)
LME Copper Forward	Oct-22	9	(1,762,425)	14,913
LME Copper Forward	Oct-22	4	(783,300)	(27,494)
LME Copper Forward	Oct-22	1	(195,666)	(14,178)
LME Copper Forward	Oct-22	6	(1,173,375)	(40,824)
LME Copper Forward	Oct-22	1	(195,494)	5,662
LME Copper Forward	Nov-22	4	(781,067)	23,008
LME Copper Forward	Nov-22	3	(585,600)	10,358
LME Copper Forward	Nov-22	3	(585,300)	17,300
LME Copper Forward	Nov-22	1	(195,063)	6,838
LME Copper Forward	Dec-22	428	(83,401,150)	2,470,363
LME Lead Forward	Sep-22	1	(48,796)	3,442
LME Lead Forward	Sep-22	1	(48,804)	3,533
LME Lead Forward	Sep-22	134	(6,546,738)	227,076
LME Lead Forward	Sep-22	15	(732,844)	(4,027)
LME Lead Forward	Sep-22	7	(341,381)	(5,931)
LME Lead Forward	Oct-22	1	(48,789)	362
LME Lead Forward	Oct-22	1	(48,797)	391
LME Lead Forward	Oct-22	1	(48,816)	272
LME Lead Forward	Oct-22	3	(146,472)	4,958
LME Lead Forward	Oct-22	2	(97,680)	2,035
LME Lead Forward	Oct-22	53	(2,588,719)	38,120
LME Lead Forward	Oct-22	15	(732,656)	(8,213)
LME Lead Forward	Oct-22	1	(48,788)	1,250
LME Lead Forward	Oct-22	1	(48,788)	1,550
LME Lead Forward	Oct-22	4	(195,150)	6,100
LME Lead Forward	Nov-22	1	(48,788)	2,875
LME Lead Forward	Nov-22	4	(195,150)	3,250
LME Lead Forward	Nov-22	1	(48,788)	888
LME Lead Forward	Nov-22	14	(683,025)	47,705
LME Lead Forward	Nov-22	1	(48,763)	4,950
LME Lead Forward	Nov-22	1	(48,738)	2,763
LME Lead Forward	Nov-22	2	(97,463)	2,700
LME Lead Forward	Nov-22	1	(48,744)	(106)
LME Lead Forward	Nov-22	4	(195,000)	3,038
LME Lead Forward	Dec-22	60	(2,925,000)	193,788

The accompanying notes are an integral part of the consolidated financial statements.

21

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Nickel Forward	Sep-22	19	$(2,432,418)	$206,857
LME Nickel Forward	Sep-22	1	(128,022)	15,522
LME Nickel Forward	Sep-22	3	(384,274)	5,036
LME Nickel Forward	Oct-22	1	(128,122)	(4,301)
LME Nickel Forward	Oct-22	1	(128,181)	(5,481)
LME Nickel Forward	Oct-22	5	(641,010)	5,253
LME Nickel Forward	Oct-22	2	(256,404)	4,581
LME Nickel Forward	Oct-22	1	(128,253)	5,787
LME Nickel Forward	Nov-22	1	(128,359)	1,511
LME Nickel Forward	Nov-22	1	(128,400)	10,800
LME Nickel Forward	Nov-22	6	(770,472)	14,613
LME Nickel Forward	Nov-22	3	(385,218)	6,561
LME Nickel Forward	Dec-22	3	(385,866)	5,840
LME Zinc Forward	Sep-22	236	(20,818,150)	(1,234,972)
LME Zinc Forward	Sep-22	5	(441,063)	(50,428)
LME Zinc Forward	Oct-22	20	(1,750,750)	(245,023)
LME Zinc Forward	Oct-22	9	(787,838)	(105,910)
LME Zinc Forward	Nov-22	19	(1,649,438)	(18,658)
LME Zinc Forward	Nov-22	3	(260,438)	11,663
LME Zinc Forward	Dec-22	46	(3,958,300)	18,322
Long Gilt Futures	Dec-22	1,736	(217,662,991)	4,139,953
Lumber Futures	Nov-22	6	(319,176)	(1,331)
Micro E-mini Dow Jones Industrial Index Futures	Sep-22	1	(15,766)	320
Micro E-mini Russell 200 Index Futures	Sep-22	1	(9,223)	61
Micro E-mini S&P 500 Index Futures	Sep-22	1	(19,783)	1,043
Micro EUR/USD Futures	Sep-22	11	(138,270)	7,531
Milk Futures	Oct-22	7	(274,820)	6,440
Mini FTSE/MIB Pound Futures	Sep-22	3	(65,025)	353
Mini H-Shares Index Futures	Sep-22	7	(60,808)	(42)
Mini HSI Index Futures	Sep-22	53	(1,338,657)	3,388
MSCI EAFE Index Futures	Sep-22	46	(4,202,330)	101,235
MSCI Emerging Markets Index Futures	Sep-22	164	(8,051,580)	101,405
MSCI Singapore Exchange ETS	Sep-22	102	(2,107,224)	35,709
MXN Currency Futures	Sep-22	340	(8,408,200)	(19,742)
Nasdaq 100 E-Mini	Sep-22	129	(31,695,945)	18,260
New Zealand 3-Month Bank Bill Futures	Dec-22	9	(528)	1
New Zealand 3-Month Bank Bill Futures	Mar-23	13	(760)	1
Nikkei 225 (Singapore Exchange)	Sep-22	420	(42,438,366)	(527,666)
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-22	170	(26,185,236)	1,474,417
NZD Currency Futures	Sep-22	282	(17,265,450)	635,402
OMX Stockholm 30 Index Futures	Sep-22	1,013	(18,235,901)	925,313
Palladium Futures	Dec-22	2	(415,780)	(380)
Palm Oil Futures	Oct-22	1	(23,037)	(793)
Palm Oil Futures	Nov-22	6	(138,890)	(514)
Palm Oil Futures	Dec-22	3	(69,981)	(1,061)
Platinum Futures	Oct-22	133	(5,499,550)	217,590
Rapeseed Euro	Nov-22	8	(247,822)	6,130
Rapeseed Euro	Feb-23	3	(93,951)	(528)
Red Wheat Futures (Minneapolis Grain Exchange)	Dec-22	14	(650,650)	(21,825)
Red Wheat Futures (Minneapolis Grain Exchange)	Mar-23	4	(188,300)	(5,663)
Rubber TSR20 Futures	Oct-22	1	(6,825)	620

The accompanying notes are an integral part of the consolidated financial statements.

22

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Russell 2000 E-Mini	Sep-22	132	$(12,174,360)	$240,628
S&P 500 E-Mini Futures	Sep-22	373	(73,788,725)	1,969,036
S&P Mid 400 E-Mini	Sep-22	2	(486,060)	(12,950)
S&P/TSX 60 IX Futures	Sep-22	12	(2,128,907)	(24,563)
SA Rand Currency Futures	Sep-22	1	(29,150)	113
SGX Iron Ore 62% Futures	Sep-22	13	(131,508)	6,912
SGX Iron Ore 62% Futures	Oct-22	131	(1,317,991)	19,799
SGX Iron Ore 62% Futures	Nov-22	36	(360,792)	15,928
SGX Iron Ore 62% Futures	Dec-22	18	(179,784)	2,001
Short BTP Future	Sep-22	249	(27,005,215)	54,860
Silver Futures	Dec-22	646	(57,758,860)	2,901,976
Silver Futures	Mar-23	2	(180,360)	13,980
Soybean Futures	Nov-22	12	(853,500)	(9,800)
Soybean Oil Futures	Dec-22	1	(40,488)	(3,894)
STOXX Europe 600 Banks Index	Sep-22	4	(25,134)	(490)
STOXX Europe 600 Index	Sep-22	24	(500,708)	6,527
STOXX Europe 600 Institutional Index	Sep-22	1	(14,572)	327
Sugar No. 11 (World)	Oct-22	1,197	(23,984,050)	16,543
Sugar No. 11 (World)	Mar-23	372	(7,403,693)	26,701
Sugar No. 11 (World)	May-23	3	(57,960)	3,965
Sugar No. 11 (World)	Jul-23	1	(19,085)	(235)
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Dec-22	1,858	(217,211,812)	736,069
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Dec-22	927	(193,120,172)	187,155
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Dec-22	2,707	(299,990,586)	651,405
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-22	746	(101,339,437)	403,794
U.S. Treasury Ultra 10-Year Notes	Dec-22	309	(38,682,938)	119,430
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-22	267	(39,916,500)	18,827
Wheat (Chicago Board of Trade)	Dec-22	424	(17,627,800)	(269,225)
Wheat (Chicago Board of Trade)	Mar-23	22	(932,525)	(44,238)
Wheat (Chicago Board of Trade)	May-23	1	(42,838)	(1,150)
WTI Crude Futures	Oct-22	38	(3,402,900)	(109,087)
				$90,117,009
Total Futures Contracts				$38,781,587

Forward foreign currency contracts outstanding as of August 31, 2022 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	12,749,520	USD	8,754,479	Sep 01 2022	BOA	$(30,480)
AUD	9,176,654	USD	6,282,337	Sep 02 2022	BOA	(3,028)
AUD	20,923,714	EUR	14,375,000	Sep 15 2022	BOA	(140,228)
AUD	23,626,585	GBP	13,625,000	Sep 15 2022	BOA	337,623
AUD	14,400,000	JPY	1,352,237,436	Sep 15 2022	BOA	110,611
AUD	40,000,000	NZD	44,200,000	Sep 15 2022	BOA	334,254
AUD	5,700,000	USD	4,016,373	Sep 21 2022	BOA	(114,810)
AUD	25,275,000	USD	17,675,297	Sep 23 2022	BOA	(374,331)
AUD	12,556,000	USD	8,818,923	Oct 19 2022	BOA	(221,316)
BRL	27,131,726	USD	5,174,964	Sep 02 2022	BOA	38,007
BRL	52,814,075	USD	10,200,000	Sep 21 2022	BOA	(101,043)

The accompanying notes are an integral part of the consolidated financial statements.

23

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
BRL	17,075,007	USD	3,300,000	Oct 04 2022	BOA	$(45,994)
CAD	11,423,987	USD	8,706,023	Sep 01 2022	BOA	(7,691)
CAD	24,257,570	AUD	27,000,000	Sep 15 2022	BOA	(10,963)
CAD	21,460,970	EUR	16,375,000	Sep 15 2022	BOA	(133,578)
CAD	12,000,000	JPY	1,254,759,084	Sep 15 2022	BOA	93,590
CAD	5,490,879	USD	4,286,673	Sep 21 2022	BOA	(106,518)
CAD	13,939,000	USD	10,959,864	Sep 23 2022	BOA	(348,443)
CHF	25,000,000	USD	25,812,127	Sep 01 2022	BOA	(234,837)
CHF	9,673,927	USD	9,893,564	Sep 02 2022	BOA	4,463
CHF	15,471,827	EUR	16,000,000	Sep 15 2022	BOA	(248,565)
CHF	3,296,866	GBP	2,875,000	Sep 15 2022	BOA	35,921
CHF	8,500,000	JPY	1,204,681,455	Sep 15 2022	BOA	24,441
CHF	43,389,176	EUR	44,500,000	Sep 21 2022	BOA	(320,038)
CHF	3,953,129	USD	4,200,000	Sep 21 2022	BOA	(148,985)
CHF	30,172,000	USD	31,180,421	Sep 23 2022	BOA	(256,019)
CHF	7,120,000	USD	7,482,025	Oct 19 2022	BOA	(169,157)
CLP	180,194,982	USD	200,000	Sep 06 2022	BOA	812
CLP	91,180,856	USD	100,000	Sep 12 2022	BOA	1,499
CLP	89,231,193	USD	100,000	Sep 20 2022	BOA	(819)
CLP	1,666,995,423	USD	1,850,000	Sep 21 2022	BOA	2,525
CLP	88,073,480	USD	100,000	Sep 30 2022	BOA	(2,288)
CLP	267,746,568	USD	300,000	Oct 03 2022	BOA	(3,131)
CNH	3,000,000	USD	433,456	Sep 01 2022	BOA	857
CNH	500,000	USD	72,486	Sep 02 2022	BOA	(100)
CNH	36,290,730	USD	5,375,318	Sep 21 2022	BOA	(120,564)
COP	1,513,231,025	USD	350,000	Sep 21 2022	BOA	(9,444)
CZK	2,455,097	USD	100,000	Sep 15 2022	BOA	477
CZK	184,634,540	EUR	7,450,000	Sep 21 2022	BOA	53,081
EUR	102,623	NOK	1,000,000	Sep 01 2022	BOA	2,511
EUR	105,572	PLN	500,000	Sep 01 2022	BOA	(268)
EUR	563,454	SEK	6,000,000	Sep 01 2022	BOA	3,404
EUR	51,028,078	USD	51,125,031	Sep 01 2022	BOA	159,175
EUR	44,411,342	GBP	38,149,342	Sep 02 2022	BOA	317,566
EUR	907,485	NOK	9,000,000	Sep 02 2022	BOA	6,438
EUR	105,739	PLN	500,000	Sep 02 2022	BOA	(79)
EUR	561,696	SEK	6,000,000	Sep 02 2022	BOA	1,647
EUR	7,016,736	USD	7,048,311	Sep 02 2022	BOA	4,100
EUR	800,000	GBP	679,499	Sep 15 2022	BOA	15,168
EUR	1,100,000	HUF	451,980,738	Sep 15 2022	BOA	(23,301)
EUR	7,700,000	JPY	1,054,938,346	Sep 15 2022	BOA	143,458
EUR	1,300,000	PLN	6,154,993	Sep 15 2022	BOA	1,277
EUR	16,250,000	SEK	171,342,678	Sep 15 2022	BOA	261,561
EUR	18,400,000	CHF	17,724,381	Sep 21 2022	BOA	353,998
EUR	2,600,000	CZK	64,404,675	Sep 21 2022	BOA	(17,235)
EUR	15,150,000	GBP	12,902,640	Sep 21 2022	BOA	251,440
EUR	5,000,000	HUF	2,030,582,554	Sep 21 2022	BOA	(36,308)
EUR	14,950,000	JPY	2,044,003,766	Sep 21 2022	BOA	307,566
EUR	9,240,962	NOK	93,013,521	Sep 21 2022	BOA	(63,376)
EUR	14,925,229	PLN	71,677,327	Sep 21 2022	BOA	(177,224)
EUR	28,524,982	SEK	303,083,124	Sep 21 2022	BOA	245,223
EUR	7,200,000	USD	7,247,525	Sep 21 2022	BOA	(1,639)
EUR	56,245,000	USD	58,127,159	Sep 23 2022	BOA	(1,515,958)

The accompanying notes are an integral part of the consolidated financial statements.

24

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
EUR	93,361,000	USD	93,614,351	Oct 19 2022	BOA	$523,553
GBP	17,798,733	USD	20,839,652	Sep 01 2022	BOA	(162,548)
GBP	430,887	EUR	500,000	Sep 02 2022	BOA	(1,964)
GBP	38,005,599	USD	44,212,568	Sep 02 2022	BOA	(59,983)
GBP	10,108,169	EUR	12,000,000	Sep 15 2022	BOA	(325,491)
GBP	7,500,000	JPY	1,218,086,798	Sep 15 2022	BOA	(62,918)
GBP	18,526,670	EUR	21,950,000	Sep 21 2022	BOA	(558,678)
GBP	5,000,000	USD	5,941,103	Sep 21 2022	BOA	(130,234)
GBP	24,099,000	USD	29,243,721	Sep 23 2022	BOA	(1,235,363)
GBP	91,932,000	USD	111,270,149	Oct 19 2022	BOA	(4,367,648)
HUF	841,438,912	EUR	2,100,000	Sep 21 2022	BOA	(13,218)
HUF	8,385,500,000	USD	20,795,788	Oct 19 2022	BOA	(16,361)
IDR	3,707,588,439	USD	250,000	Sep 21 2022	BOA	(390)
IDR	40,006,558,000	USD	2,700,000	Sep 30 2022	BOA	(7,406)
ILS	18,197,974	USD	5,600,000	Sep 15 2022	BOA	(132,487)
ILS	14,043,581	USD	4,300,000	Sep 21 2022	BOA	(79,501)
INR	3,125,512,230	USD	39,511,834	Sep 02 2022	BOA	(183,579)
INR	3,563,746,065	USD	44,700,000	Sep 06 2022	BOA	126,427
INR	3,420,019,600	USD	42,800,000	Sep 12 2022	BOA	195,308
INR	99,922,794	USD	1,250,000	Sep 21 2022	BOA	5,176
INR	3,426,375,056	USD	42,800,000	Sep 23 2022	BOA	232,515
INR	3,420,014,120	USD	42,800,000	Sep 29 2022	BOA	129,420
INR	112,085,060	USD	1,400,000	Sep 30 2022	BOA	6,811
INR	1,332,500,608	USD	16,700,114	Oct 03 2022	BOA	20,224
JPY	166,199,320	EUR	1,196,955	Sep 01 2022	BOA	(6,557)
JPY	1,641,235,764	USD	11,828,993	Sep 01 2022	BOA	(14,355)
JPY	2,787,042,696	USD	20,073,866	Sep 02 2022	BOA	(9,618)
JPY	339,021,432	AUD	3,600,000	Sep 15 2022	BOA	(20,720)
JPY	63,362,034	CAD	600,000	Sep 15 2022	BOA	(182)
JPY	201,496,488	GBP	1,250,000	Sep 15 2022	BOA	(453)
JPY	75,000,000	USD	549,827	Sep 15 2022	BOA	(9,338)
JPY	818,972,364	EUR	6,000,000	Sep 21 2022	BOA	(133,269)
JPY	611,911,429	USD	4,534,329	Sep 21 2022	BOA	(122,315)
JPY	10,808,085,000	USD	80,545,037	Sep 22 2022	BOA	(2,609,735)
JPY	623,100,000	USD	4,575,210	Oct 19 2022	BOA	(71,283)
KRW	803,958,285	USD	600,000	Sep 02 2022	BOA	1,085
KRW	19,267,370,354	USD	14,400,000	Sep 06 2022	BOA	6,172
KRW	3,666,150,268	USD	2,750,000	Sep 21 2022	BOA	(8,140)
MXN	192,500,000	USD	9,560,152	Sep 15 2022	BOA	(32,701)
MXN	431,922,310	USD	21,250,000	Sep 21 2022	BOA	101,740
MXN	443,425,000	USD	21,990,892	Sep 23 2022	BOA	(79,238)
NOK	1,000,000	EUR	102,584	Sep 01 2022	BOA	(2,472)
NOK	8,256	USD	846	Sep 01 2022	BOA	(15)
NOK	9,000,000	EUR	906,371	Sep 02 2022	BOA	(5,318)
NOK	125,918,720	EUR	12,750,000	Sep 15 2022	BOA	(151,818)
NOK	121,500,000	SEK	129,756,897	Sep 15 2022	BOA	48,108
NOK	341,152,316	EUR	34,339,503	Sep 21 2022	BOA	(216,163)
NOK	6,178,400	USD	639,848	Sep 21 2022	BOA	(17,898)
NZD	11,800,000	JPY	1,002,916,220	Sep 15 2022	BOA	(8,115)
NZD	400,000	USD	249,176	Sep 15 2022	BOA	(4,450)
NZD	8,200,000	USD	5,218,805	Sep 21 2022	BOA	(201,865)
NZD	16,224,000	USD	10,146,207	Sep 23 2022	BOA	(219,971)

The accompanying notes are an integral part of the consolidated financial statements.

25

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
PEN	583,815	USD	150,000	Sep 21 2022	BOA	$1,407
PHP	2,811,787	USD	50,000	Sep 21 2022	BOA	49
PHP	11,245,600	USD	200,000	Sep 30 2022	BOA	123
PLN	500,000	EUR	105,648	Sep 01 2022	BOA	192
PLN	500,000	EUR	105,781	Sep 02 2022	BOA	37
PLN	108,450,576	EUR	22,856,724	Sep 21 2022	BOA	(7,875)
PLN	150,280,000	USD	32,225,856	Oct 19 2022	BOA	(519,714)
SEK	6,000,000	EUR	563,396	Sep 01 2022	BOA	(3,346)
SEK	19,738	USD	1,851	Sep 01 2022	BOA	1
SEK	6,000,000	EUR	561,871	Sep 02 2022	BOA	(1,824)
SEK	156,302,744	EUR	14,947,858	Sep 21 2022	BOA	(365,240)
SEK	4,004,260	USD	389,329	Sep 21 2022	BOA	(13,302)
SGD	2,059,928	USD	1,500,000	Sep 21 2022	BOA	(25,812)
THB	38,864,762	USD	1,100,000	Sep 21 2022	BOA	(32,849)
TRY	82,812,604	USD	4,500,000	Sep 15 2022	BOA	3,782
TRY	5,500,000	USD	297,113	Sep 21 2022	BOA	423
TRY	652,760,000	USD	34,366,686	Oct 19 2022	BOA	49,660
TWD	5,998,009	USD	200,000	Sep 02 2022	BOA	(2,916)
TWD	6,001,529	USD	200,000	Sep 06 2022	BOA	(2,752)
TWD	185,306,400	USD	6,200,000	Sep 08 2022	BOA	(109,051)
TWD	40,582,212	USD	1,350,000	Sep 21 2022	BOA	(15,359)
TWD	6,020,340	USD	200,000	Sep 30 2022	BOA	(1,933)
USD	8,804,946	AUD	12,749,520	Sep 01 2022	BOA	80,947
USD	8,723,197	CAD	11,423,986	Sep 01 2022	BOA	24,865
USD	25,775,587	CHF	25,000,000	Sep 01 2022	BOA	198,297
USD	433,450	CNH	3,000,000	Sep 01 2022	BOA	(864)
USD	49,839,395	EUR	49,831,123	Sep 01 2022	BOA	(241,848)
USD	20,746,203	GBP	17,798,733	Sep 01 2022	BOA	69,099
USD	13,030,030	JPY	1,807,435,084	Sep 01 2022	BOA	18,986
USD	842	NOK	8,257	Sep 01 2022	BOA	11
USD	1,848	SEK	19,738	Sep 01 2022	BOA	(4)
USD	6,772,803	AUD	9,876,654	Sep 02 2022	BOA	14,505
USD	5,263,833	BRL	27,131,726	Sep 02 2022	BOA	50,862
USD	6,955,321	CAD	9,128,896	Sep 02 2022	BOA	4,513
USD	9,943,008	CHF	9,673,927	Sep 02 2022	BOA	44,981
USD	72,488	CNH	500,000	Sep 02 2022	BOA	102
USD	51,128,430	EUR	51,028,099	Sep 02 2022	BOA	(159,110)
USD	72,652	GBP	62,500	Sep 02 2022	BOA	43
USD	39,300,000	INR	3,125,512,230	Sep 02 2022	BOA	(28,255)
USD	20,358,563	JPY	2,822,643,573	Sep 02 2022	BOA	38,020
USD	618,971	KRW	803,958,286	Sep 02 2022	BOA	17,886
USD	221,128	NOK	2,193,630	Sep 02 2022	BOA	385
USD	735,272	NZD	1,200,000	Sep 02 2022	BOA	1,068
USD	108,239	SEK	1,151,573	Sep 02 2022	BOA	201
USD	200,493	TWD	5,998,009	Sep 02 2022	BOA	3,409
USD	6,282,746	AUD	9,176,654	Sep 06 2022	BOA	3,105
USD	9,896,398	CHF	9,673,927	Sep 06 2022	BOA	(4,483)
USD	200,000	CLP	183,118,000	Sep 06 2022	BOA	(4,070)
USD	7,050,136	EUR	7,016,736	Sep 06 2022	BOA	(4,099)
USD	22,728,508	GBP	19,571,882	Sep 06 2022	BOA	(10,571)
USD	44,700,000	INR	3,539,204,400	Sep 06 2022	BOA	182,270
USD	20,035,835	JPY	2,781,028,590	Sep 06 2022	BOA	9,380

The accompanying notes are an integral part of the consolidated financial statements.

26

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	14,400,000	KRW	18,838,560,550	Sep 06 2022	BOA	$314,448
USD	200,000	TWD	5,997,740	Sep 06 2022	BOA	2,877
USD	6,200,000	TWD	185,860,029	Sep 08 2022	BOA	90,853
USD	100,000	CLP	90,726,720	Sep 12 2022	BOA	(993)
USD	42,800,000	INR	3,415,743,880	Sep 12 2022	BOA	(141,555)
USD	9,070,663	AUD	13,000,000	Sep 15 2022	BOA	173,306
USD	14,458,888	CAD	18,700,000	Sep 15 2022	BOA	221,903
USD	8,029,196	CHF	7,625,000	Sep 15 2022	BOA	219,403
USD	18,100,000	CNH	123,226,048	Sep 15 2022	BOA	258,336
USD	200,000	CZK	4,857,042	Sep 15 2022	BOA	1,222
USD	12,339,782	EUR	12,125,000	Sep 15 2022	BOA	142,521
USD	10,133,918	GBP	8,375,000	Sep 15 2022	BOA	401,892
USD	3,400,000	HUF	1,397,229,540	Sep 15 2022	BOA	(92,780)
USD	7,000,000	ILS	22,785,385	Sep 15 2022	BOA	154,216
USD	9,660,561	JPY	1,300,000,000	Sep 15 2022	BOA	292,088
USD	99,956	MXN	2,000,000	Sep 15 2022	BOA	970
USD	10,200,000	NOK	98,966,916	Sep 15 2022	BOA	238,627
USD	9,223,973	NZD	14,600,000	Sep 15 2022	BOA	291,472
USD	10,400,000	PLN	48,519,234	Sep 15 2022	BOA	101,219
USD	11,700,000	SEK	121,338,517	Sep 15 2022	BOA	309,000
USD	29,600,000	SGD	40,778,567	Sep 15 2022	BOA	417,713
USD	13,400,000	TRY	254,810,989	Sep 15 2022	BOA	(457,953)
USD	6,200,000	TWD	185,246,867	Sep 15 2022	BOA	109,241
USD	8,500,000	ZAR	140,467,243	Sep 15 2022	BOA	310,402
USD	100,000	CLP	90,646,144	Sep 20 2022	BOA	(753)
USD	13,177,565	AUD	18,900,000	Sep 21 2022	BOA	240,802
USD	2,900,000	BRL	14,974,807	Sep 21 2022	BOA	36,560
USD	17,269,303	CAD	22,319,263	Sep 21 2022	BOA	277,855
USD	23,600,000	CHF	22,518,149	Sep 21 2022	BOA	524,268
USD	4,100,000	CLP	3,791,720,232	Sep 21 2022	BOA	(113,723)
USD	21,574,562	CNH	145,962,549	Sep 21 2022	BOA	439,767
USD	1,700,000	COP	7,475,467,515	Sep 21 2022	BOA	17,631
USD	23,246,687	EUR	22,700,000	Sep 21 2022	BOA	402,021
USD	26,364,972	GBP	21,800,000	Sep 21 2022	BOA	1,029,584
USD	850,000	IDR	12,669,837,488	Sep 21 2022	BOA	(2,987)
USD	6,800,000	ILS	22,518,979	Sep 21 2022	BOA	32,400
USD	6,000,000	INR	480,352,875	Sep 21 2022	BOA	(33,933)
USD	25,885,038	JPY	3,474,278,069	Sep 21 2022	BOA	834,741
USD	14,950,000	KRW	19,535,120,403	Sep 21 2022	BOA	339,971
USD	7,850,000	MXN	157,892,438	Sep 21 2022	BOA	44,711
USD	3,185,485	NOK	30,496,527	Sep 21 2022	BOA	115,545
USD	20,718,257	NZD	32,900,000	Sep 21 2022	BOA	589,314
USD	50,000	PEN	193,505	Sep 21 2022	BOA	(184)
USD	400,000	PHP	22,291,072	Sep 21 2022	BOA	3,223
USD	5,172,431	SEK	52,943,213	Sep 21 2022	BOA	200,706
USD	8,900,000	SGD	12,310,449	Sep 21 2022	BOA	90,022
USD	3,850,000	THB	137,355,719	Sep 21 2022	BOA	78,478
USD	455,475	TRY	9,000,000	Sep 21 2022	BOA	(31,403)
USD	5,950,000	TWD	178,408,888	Sep 21 2022	BOA	82,608
USD	8,854,706	ZAR	148,623,249	Sep 21 2022	BOA	194,759
USD	92,697,228	JPY	12,490,675,000	Sep 22 2022	BOA	2,629,049
USD	30,727,464	AUD	44,421,000	Sep 23 2022	BOA	320,888

The accompanying notes are an integral part of the consolidated financial statements.

27

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	19,067,766	CAD	24,134,000	Sep 23 2022	BOA	$695,140
USD	73,483,639	CHF	71,211,000	Sep 23 2022	BOA	496,842
USD	121,950,399	EUR	117,455,000	Sep 23 2022	BOA	3,730,672
USD	79,723,073	GBP	65,373,000	Sep 23 2022	BOA	3,745,217
USD	42,800,000	INR	3,424,085,600	Sep 23 2022	BOA	(203,761)
USD	4,833,011	MXN	99,044,000	Sep 23 2022	BOA	(61,205)
USD	31,379,432	NZD	49,239,000	Sep 23 2022	BOA	1,253,817
USD	200,000	CLP	190,571,966	Sep 26 2022	BOA	(11,585)
USD	14,200,000	KRW	19,022,606,358	Sep 26 2022	BOA	(27,930)
USD	42,800,000	INR	3,428,242,336	Sep 29 2022	BOA	(232,704)
USD	100,000	CLP	95,099,000	Sep 30 2022	BOA	(5,507)
USD	600,000	INR	47,960,650	Sep 30 2022	BOA	(1,968)
USD	1,600,000	KRW	2,114,456,960	Sep 30 2022	BOA	18,388
USD	3,900,000	TWD	118,464,210	Sep 30 2022	BOA	2,574
USD	100,000	CLP	88,235,144	Oct 03 2022	BOA	2,168
USD	42,800,000	INR	3,421,731,600	Oct 03 2022	BOA	(136,198)
USD	18,690,656	AUD	27,082,000	Oct 19 2022	BOA	146,504
USD	12,172,411	CAD	15,892,000	Oct 19 2022	BOA	75,847
USD	126,519,704	CHF	120,036,000	Oct 19 2022	BOA	3,232,149
USD	92,687,300	EUR	90,675,000	Oct 19 2022	BOA	1,257,748
USD	9,703,678	GBP	8,207,000	Oct 19 2022	BOA	160,224
USD	3,104,842	HUF	1,264,500,000	Oct 19 2022	BOA	(28,613)
USD	64,244,220	JPY	8,775,800,000	Oct 19 2022	BOA	810,494
USD	3,540,204	PLN	16,880,000	Oct 19 2022	BOA	(21,145)
USD	6,539,501	SEK	69,350,000	Oct 19 2022	BOA	18,669
USD	909,805	TRY	17,665,000	Oct 19 2022	BOA	(21,571)
ZAR	64,361,551	USD	3,970,850	Sep 21 2022	BOA	(220,645)
Total Forward Foreign Currency Contracts						$13,875,017

The accompanying notes are an integral part of the consolidated financial statements.

28

Abbey Capital Futures Strategy Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2022

AUD	Australian Dollar	JSE	Johannesburg Stock Exchange
BOA	Bank of America	KRW	Korean Won
BRL	Brazilian Real	LME	London Mercantile Exchange
BUXL	German Bond	MIB	Milano Indice di Borsa
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Yuan Renminbi	OMX	Stockholm Stock Exchange
COP	Colombian Peso	PHP	Philippine Peso
CZK	Czech Koruna	PLN	Polish Zloty
DAX	German Stock Exchange	RBOB	Reformulated Blendstock for Oxygenate Blending
DJIA	Dow Jones Industrial Average	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
FTSE	Financial Times Stock Exchange	THB	Thai Baht
GBP	British Pound	TRY	Turkish Lira
HUF	Hungarian Forint	TSX	Toronto Stock Exchange
IBEX	Index of the Bolsa de Madrid	TWD	Taiwan Dollar
ICE	Intercontinental Exchange	USD	United States Dollar
ILS	Israeli New Shekel	WTI	West Texas Intermediate
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

The accompanying notes are an integral part of the consolidated financial statements.

29

Abbey Capital Futures Strategy Fund

Consolidated Statement of Assets And Liabilities

August 31, 2022

ASSETS
Investments, at value (cost $2,342,263,218)	$2,339,157,801
Foreign currency deposits with broker for futures contracts (Cost $29,951,341)	29,898,792
Deposits with broker for forward foreign currency contracts	59,773,374
Deposits with broker for futures contracts	196,268,854
Receivables for:
Capital shares sold	14,747,648
Interest receivable	191,336
Unrealized appreciation on forward foreign currency contracts	33,550,906
Unrealized appreciation on futures contracts	99,531,155
Prepaid expenses and other assets	168,118
Total assets	2,773,287,984

LIABILITIES
Payables for:
Advisory fees	3,754,462
Capital shares redeemed	1,643,082
Administration and accounting services fees	91,171
Unrealized depreciation on forward foreign currency contracts	19,675,889
Unrealized depreciation on futures contracts	60,749,568
Other accrued expenses and liabilities	115,242
Total liabilities	86,029,414
Net assets	$2,687,258,570

NET ASSETS CONSIST OF:
Par value	$196,026
Paid-in capital	2,733,489,260
Total distributable earnings/(losses)	(46,426,716)
Net assets	$2,687,258,570

CLASS A SHARES:
Net assets	$113,480,252
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	8,368,808
Net asset value and redemption price per share	$13.56
Maximum offering price per share (100/94.25 of $13.56)	$14.39

CLASS I SHARES:
Net assets	$2,564,700,768
Shares outstanding ($0.001 par value, 300,000,000 shares authorized)	186,965,080
Net asset value, offering and redemption price per share	$13.72

CLASS C SHARES:
Net assets	$9,077,550
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	691,750
Net asset value, offering and redemption price per share	$13.12

The accompanying notes are an integral part of the consolidated financial statements.

30

Abbey Capital Futures Strategy Fund

Consolidated Statement of Operations

For the Year Ended August 31, 2022

INVESTMENT INCOME
Interest	$10,673,453
Total investment income	10,673,453
EXPENSES
Advisory fees (Note 2)	33,014,789
Administration and accounting services fees (Note 2)	516,158
Transfer agent fees (Note 2)	174,793
Legal fees	136,074
Directors fees	136,067
Printing and shareholder reporting fees	120,027
Officers fees	117,898
Registration and filing fees	114,111
Distribution fees (Class A Shares) (Note 2)	96,620
Audit and tax service fees	88,687
Custodian fees (Note 2)	72,574
Distribution fees (Class C Shares) (Note 2)	50,287
Other expenses	95,095
Total expenses before waivers and/or reimbursements	34,733,180
Less: waivers and/or reimbursements (Note 2)	(1,164,300)
Net expenses after waivers and/or reimbursements	33,568,880
Net investment income/(loss)	(22,895,427)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(863,000)
Futures contracts	277,980,162
Foreign currency transactions	(399,048)
Forward foreign currency contracts	21,706,645
Written options	(666,500)
Net change in unrealized appreciation/(depreciation) on:
Investments	(2,418,825)
Futures contracts	22,453,247
Foreign currency translations	(77,182)
Forward foreign currency contracts	18,130,330
Written options	(290,787)
Net realized and unrealized gain/(loss) from investments	335,555,042
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$312,659,615

The accompanying notes are an integral part of the consolidated financial statements.

31

Abbey Capital Futures Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(22,895,427)	$(18,106,716)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions, forward foreign currency contracts and written options	297,758,259	86,022,119
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translations, forward foreign currency contracts and written options	37,796,783	515,678
Net increase/(decrease) in net assets resulting from operations	312,659,615	68,431,081
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(54,275,724)	(13,983,998)
Net decrease in net assets from dividends and distributions to shareholders	(54,275,724)	(13,983,998)
CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	96,389,889	12,728,012
Proceeds from reinvestment of distributions	594,933	162,829
Shares redeemed	(11,764,526)	(6,757,552)
Total from Class A Shares	85,220,296	6,133,289
Class I Shares
Proceeds from shares sold	1,705,791,826	441,183,123
Proceeds from reinvestment of distributions	35,649,949	7,562,347
Shares redeemed	(560,126,349)	(253,394,878)
Total from Class I Shares	1,181,315,426	195,350,592
Class C Shares
Proceeds from shares sold	4,075,349	1,494,157
Proceeds from reinvestment of distributions	147,425	48,938
Shares redeemed	(1,516,356)	(1,457,804)
Total from Class C Shares	2,706,418	85,291
Net increase/(decrease) in net assets from capital share transactions	1,269,242,140	201,569,172
Total increase/(decrease) in net assets	1,527,626,031	256,016,255
NET ASSETS:
Beginning of period	1,159,632,539	903,616,284
End of period	$2,687,258,570	$1,159,632,539

The accompanying notes are an integral part of the consolidated financial statements.

32

Abbey Capital Futures Strategy Fund

Consolidated Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
SHARE TRANSACTIONS:
Class A Shares
Shares sold	7,470,600	1,071,456
Shares reinvested	51,509	14,551
Shares redeemed	(943,646)	(578,862)
Total Class A Shares	6,578,463	507,145
Class I Shares
Shares sold	134,098,707	37,193,765
Shares reinvested	3,054,837	669,827
Shares redeemed	(44,029,159)	(21,694,016)
Total Class I Shares	93,124,385	16,169,576
Class C Shares
Shares sold	326,237	132,823
Shares reinvested	13,117	4,481
Shares redeemed	(123,867)	(130,069)
Total Class C Shares	215,487	7,235
Net increase/(decrease) in shares outstanding	99,918,335	16,683,956

The accompanying notes are an integral part of the consolidated financial statements.

33

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class A Shares
	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$11.95	$11.28	$12.45	$11.28	$11.15
Net investment income/(loss)(1)	(0.19)	(0.24)	(0.11)	(0.01)	(0.07)
Net realized and unrealized gain/(loss) from investments	2.20	1.07	(0.14)	1.18	0.20
Net increase/(decrease) in net assets resulting from operations	2.01	0.83	(0.25)	1.17	0.13
Dividends and distributions to shareholders from:
Net investment income	(0.27)	(0.16)	(0.64)	—	—
Net realized capital gains	(0.13)	—	(0.28)	—	—
Total dividends and distributions to shareholders	(0.40)	(0.16)	(0.92)	—	—
Net asset value, end of period	$13.56	$11.95	$11.28	$12.45	$11.28
Total investment return/(loss)(2)	17.40%	7.42%	(1.64)%	10.37%	1.08%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$113,480	$21,395	$14,469	$12,434	$15,539
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(3)	2.04%	2.04%	2.04%	2.04%	2.04%
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(3)	2.04%	2.04%	2.04%	2.04%	2.04%
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(3)	2.10%	2.14%	2.15%	2.14%	2.13%
Ratio of net investment income/(loss) to average net assets	(1.47)%	(2.03)%	(0.98)%	(0.05)%	(0.65)%
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestments of dividends and distributions, if any. Total return does not reflect any applicable sales charge.

(3)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.04% of the Fund’s average daily net assets attributable to Class A Shares.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

34

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights (Continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class I Shares
	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$12.07	$11.38	$12.55	$11.36	$11.20
Net investment income/(loss)(1)	(0.15)	(0.21)	(0.09)	0.02	(0.05)
Net realized and unrealized gain/(loss) from investments	2.22	1.08	(0.14)	1.19	0.21
Net increase/(decrease) in net assets resulting from operations	2.07	0.87	(0.23)	1.21	0.16
Dividends and distributions to shareholders from:
Net investment income	(0.29)	(0.18)	(0.66)	(0.02)	—
Net realized capital gains	(0.13)	—	(0.28)	—	—
Total dividends and distributions to shareholders	(0.42)	(0.18)	(0.94)	(0.02)	—
Net asset value, end of period	$13.72	$12.07	$11.38	$12.55	$11.36
Total investment return/(loss)(2)	17.72%	7.74%	(1.39)%	10.63%	1.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,564,701	$1,132,714	$883,997	$707,564	$913,437
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(3)	1.79%	1.79%	1.79%	1.79%	1.79%
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(3)	1.79%	1.79%	1.79%	1.79%	1.79%
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(3)	1.85%	1.89%	1.90%	1.89%	1.88%
Ratio of net investment income/(loss) to average net assets	(1.22)%	(1.78)%	(0.73)%	0.20%	(0.40)%
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

35

Abbey Capital Futures Strategy Fund

Consolidated Financial Highlights (Concluded)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class C Shares
	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$11.60	$10.98	$12.11	$11.06	$11.01
Net investment income/(loss)(1)	(0.27)	(0.32)	(0.19)	(0.08)	(0.16)
Net realized and unrealized gain/(loss) from investments	2.13	1.05	(0.14)	1.13	0.21
Net increase/(decrease) in net assets resulting from operations	1.86	0.73	(0.33)	1.05	0.05
Dividends and distributions to shareholders from:
Net investment income	(0.21)	(0.11)	(0.52)	—	—
Net realized capital gains	(0.13)	—	(0.28)	—	—
Total dividends and distributions to shareholders	(0.34)	(0.11)	(0.80)	—	—
Net asset value, end of period	$13.12	$11.60	$10.98	$12.11	$11.06
Total investment return/(loss)(2)	16.48%	6.72%	(2.40)%	9.49%	0.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,078	$5,524	$5,151	$4,487	$8,481
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(3)	2.79%	2.79%	2.79%	2.79%	2.79%
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(3)	2.79%	2.79%	2.79%	2.79%	2.79%
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(3)	2.85%	2.89%	2.90%	2.89%	2.88%
Ratio of net investment income/(loss) to average net assets	(2.22)%	(2.78)%	(1.73)%	(0.80)%	(1.40)%
Portfolio turnover rate(4)	0%	0%	0%	0%	0%

(1)	Calculated based on average shares outstanding for the period.
(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.

36

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements

August 31, 2022

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has forty-eight separate investment portfolios, including the Abbey Capital Futures Strategy Fund (the “Fund”), which commenced investment operations on July 1, 2014. The Fund is authorized to offer four classes of shares, Class A Shares, Class I Shares, Class C Shares and Class T Shares. Class A Shares are sold subject to a front-end maximum sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances. Class T Shares are not currently available for sale.

RBB has authorized capital of one hundred billion shares of common stock of which 90.023 billion shares are currently classified into two hundred and eleven classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The end of the reporting period for the Fund is August 31, 2022, and the period covered by these Notes to Consolidated Financial Statements is the fiscal year ended August 31, 2022 (the “current fiscal period”).

CONSOLIDATION OF SUBSIDIARIES – The Managed Futures strategy is achieved by the Fund investing up to 25% of its total assets in Abbey Capital Master Offshore Fund Limited (the “Cayman Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the acts of the Cayman Islands. The Cayman Subsidiary invests all or substantially all of its assets in segregated portfolios of the Abbey Capital Offshore Fund SPC (the “SPC”), a wholly-owned subsidiary of the Cayman Subsidiary organized under the acts of the Cayman Islands. The Cayman Subsidiary serves solely as an intermediate entity through which the Fund invests in the SPC and makes no independent investment decisions and has no investment or other discretion over the Fund’s investable assets.

The Fund may also invest a portion of its assets in segregated series of another wholly-owned subsidiary of the Fund, the Abbey Capital Onshore Series LLC (the “Onshore Subsidiary”), a Delaware series limited liability company.

The consolidated financial statements of the Fund include the financial statements of the Cayman Subsidiary, the Onshore Subsidiary and SPC. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Cayman Subsidiary and SPC were $563,002,713, which represented 20.95% of the Fund’s net assets. As of the end of the reporting period, the net assets of the Onshore Subsidiary were $581,211,287, which represented 21.63% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices

37

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 –	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 –	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Short-Term Investments	$2,339,157,801	$2,339,157,801	$—	$—
Commodity Contracts
Futures Contracts	39,643,554	39,643,554	—	—
Equity Contracts
Futures Contracts	6,109,157	6,109,157	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	33,550,906	—	33,550,906	—
Futures Contracts	27,175,220	27,175,220	—	—
Interest Rate Contracts
Futures Contracts	26,603,224	26,603,224	—	—
Total Assets	$2,472,239,862	$2,438,688,956	$33,550,906	$—

38

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Commodity Contracts
Futures Contracts	$(34,567,013)	$(34,567,013)	$—	$—
Equity Contracts
Futures Contracts	(15,799,345)	(15,799,345)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(19,675,889)	—	(19,675,889)	—
Futures Contracts	(2,319,322)	(2,319,322)	—	—
Interest Rate Contracts
Futures Contracts	(8,063,888)	(8,063,888)	—	—
Total Liabilities	$(80,425,457)	$(60,749,568)	$(19,675,889)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Disclosures about Derivative instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include options, forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, interest rates and commodities (through investment in the Cayman Subsidiary, the SPC and the Onshore Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

39

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

The following tables list the fair values and location on the Consolidated Statement of Assets and Liabilities of the Fund’s derivative holdings as of the end of the reporting period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Asset Derivatives
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	—	—	33,550,906	—	33,550,906
Futures Contracts (a)	Unrealized appreciation on futures contracts	6,109,157	26,603,224	27,175,220	39,643,554	99,531,155
Total Value- Assets		$6,109,157	$26,603,224	$60,726,126	$39,643,554	$133,082,061

Liability Derivatives
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	—	—	(19,675,889)	—	(19,675,889)
Futures Contracts (a)	Unrealized depreciation on futures contracts	(15,799,345)	(8,063,888)	(2,319,322)	(34,567,013)	(60,749,568)
Total Value- Liabilities		$(15,799,345)	$(8,063,888)	$(21,995,211)	$(34,567,013)	$(80,425,457)

(a)	This amount represents the cumulative appreciation/(depreciation) of forwards and futures contracts as reported on the Consolidated Portfolio of Investments.

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Realized Gain/(Loss)
Purchased Options	Net realized gain/(loss) from investments	$—	$268,900	—	$—	$268,900
Futures Contracts	Net realized gain/(loss) from futures contracts	(5,465,173)	122,404,544	74,712,052	86,328,739	277,980,162
Forward Contracts	Net realized gain/(loss) from forward foreign currency contracts	—	—	21,706,645	—	21,706,645
Written Options	Net realized gain/(loss) from written options	—	(598,100)	(68,400)	—	(666,500)
Total Realized Gain/(Loss)		$(5,465,173)	$122,075,344	$96,350,297	$86,328,739	$299,289,207

40

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Purchased Options	Net change in unrealized appreciation/(depreciation) on investments	$—	$586,487	$67,450	$—	$653,937
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	(16,481,372)	19,640,034	20,730,010	(1,435,425)	22,453,247
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	18,130,330	—	18,130,330
Written Options	Net change in unrealized appreciation/(depreciation) on written options	—	(290,787)	—	—	(290,787)
Total Change in Unrealized Appreciation/(Depreciation)		$(16,481,372)	$19,935,734	$38,927,790	$(1,435,425)	$40,946,727

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Purchased Options (Cost)	Written Options (Proceeds)	Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$153,535	$(62,535)	$3,317,342,604	$(5,200,441,644)	$ (3,677,795,662)	$ 3,679,054,451

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

41

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$33,550,906	$(19,675,889)	$—	$13,875,017	$33,550,906	$(33,550,906)	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (formerly, PENN Capital Funds Trust) (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

42

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

The Cayman Subsidiary is registered as an “exempted company” and the SPC as an “exempted segregated portfolio company” pursuant to the Companies Act (Revised) of the Cayman Islands (as amended). Each of the Cayman Subsidiary and the SPC has received an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no act that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Cayman Subsidiary or the SPC, or to the shareholders thereof, in respect of any such property or income. For U.S. federal income tax purposes, the Cayman Subsidiary is treated as a “controlled foreign corporation.” The SPC is treated as an entity disregarded from its owner, the Cayman Subsidiary, for U.S. income tax purposes. The Onshore Subsidiary is treated as an entity disregarded from its owner, the Fund, for U.S. income tax purposes.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk —Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

43

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

Counterparty Risk — The derivative contracts entered into by the Fund, the SPC or Onshore Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade, but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Coronavirus (Covid-19) Pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Ukraine-Russia Conflict Risk — In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments, even beyond any direct exposure the Fund may have to issuers located in these countries.

Options — An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

Options Written — The Fund may enter into options written for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on exchanges regulated by the Commodity Futures Trading Commission or on other non-U.S. exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position

44

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

(if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As of the end of the reporting period, the Fund has no written options.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to potentially unlimited risk of loss.

Forward Foreign Currency Contracts — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund uses forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment objective. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

45

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

2. Investment Adviser and Other Services

Abbey Capital Limited (“Abbey Capital” or the “Adviser”) serves as the investment adviser to the Fund and the Cayman Subsidiary, Onshore Subsidiary and SPC. The Adviser allocates the assets of the Onshore Subsidiary and SPC (via the Cayman Subsidiary) to one or more Trading Advisers unaffiliated with the Adviser to manage. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. The Adviser compensates the Trading Advisers out of the Advisory Fee.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to the rates (“Expense Caps”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2022 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2022.

Advisory Fee	Expense Caps
	Class A	Class I	Class C	Class T
1.77%	2.04%	1.79%	2.79%	2.04%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

Gross Advisory Fees	Waivers and/or Reimbursements	Net Advisory Fees
$33,014,789	$(1,164,300)	$31,850,489

If at any time the Fund’s total annual fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2023	August 31, 2024	August 31, 2025	Total
$843,630	$1,020,929	$1,164,300	$3,028,859

Aspect Capital Limited, Crabel Capital Management, LLC, Eclipse Capital Management, Inc., Episteme Capital Partners (UK), LLP, Graham Capital Management, LP, P/E Global, LLC, R.G. Niederhoffer Capital Management, Inc., Revolution Capital Management, LLC, Systematica Investments Limited (acting as the general partner of Systematica Investments LP), Tudor Investment Corporation, Welton Investment Partners, LLC and Winton Capital Management Limited each served as a Trading Adviser to the Fund during the current fiscal period.

Effective June 29, 2022, Systematica Investments Limited (acting as the general partner of Systematica Investments LP), serves as a Trading Adviser to the Fund.

46

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

The Board has adopted a Plan of Distribution for the Class A Shares, Class C Shares and Class T Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and Class T Shares and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

3. Director And Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases or sales of investment securities or long-term U.S. Government securities (excluding short-term investments and derivative transactions) by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

47

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

As of August 31, 2022, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$2,757,733,831	$172,613,883	$(388,732,523)	$(216,118,640)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to timing differences related to taxable income from a wholly-owned controlled foreign corporation.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2022, primarily attributable to disallowed book income from the Cayman Subsidiary, were reclassified to the following accounts:

Distributable Earnings/(Loss)	Paid-In Capital
$(219,606,329)	$219,606,329

As of August 31, 2022, the components of distributable earnings/(deficits) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Qualified Late-Year Losses	Other Temporary Differences
$269,747,537	$39,610,965	$(355,785,218)	$—	$—	$—

The differences between the book and tax basis components of distributable earnings/(deficits) relate principally to the timing of recognition of income and gains of the Cayman Subsidiary for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2021 and August 31, 2022 was as follows:

	Ordinary Income	Long-Term Gains	Total
2022	$44,586,281	$9,689,443	$54,275,724
2021	$13,983,998	$—	$13,983,998

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2022, the Fund had no unlimited short-term or long-term capital loss carryovers to offset future capital gains.

48

Abbey Capital Futures Strategy Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2022

6. New Accounting Pronouncements and Regulatory Updates

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 may require the Fund to observe more stringent requirements than were previously imposed by the 1940 Act, which could adversely affect the ability of the Fund to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved new valuation procedures for the Fund.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

49

Abbey Capital Futures Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Abbey Capital Futures Strategy Fund
and Board of Directors of The RBB Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Abbey Capital Futures Strategy Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2022, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2022, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Abbey Capital investment companies since 2014.

Philadelphia, Pennsylvania
October 28, 2022

50

Abbey Capital Futures Strategy Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2022. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022. During the fiscal year ended August 31, 2022, the Fund paid no ordinary income dividends that are designated as “qualified dividend income” to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund is 0.00%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

51

Abbey Capital Futures Strategy Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6484 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Approval of Investment Advisory Agreements and Trading Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of (1) the investment advisory agreement between Abbey Capital and the Company on behalf of the Fund (the “Investment Advisory Agreement”), (2) each of the separate advisory agreements between the Cayman Subsidiary, the Onshore Subsidiary and SPC (the “Subsidiaries”) and Abbey Capital (collectively, the “Subsidiary Investment Advisory Agreements”), and (3) the trading advisory agreements between Abbey Capital and Aspect Capital Limited, Crabel Capital Management, LLP, Eclipse Capital Management, Inc., Episteme Capital Partners (UK), LLP, Graham Capital Management, LP, P/E Global, LLC, Revolution Capital Management, LLC, R.G. Niederhoffer Capital Management, Inc., Tudor Investment Corporation, Welton Investment Partners LLC, and Winton Capital Management Limited (each, a “Trading Adviser”) (the “Trading Advisory Agreements”), at a meeting of the Board held on May 11-12, 2022 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements for an additional one-year term ending August 16, 2023. The Board’s decision to approve the Advisory Agreement, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements, the Board considered information provided by Abbey Capital and each of the Trading Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Abbey Capital with respect to the Fund, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements between Abbey Capital and each Trading Adviser with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Abbey Capital and each Trading Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Abbey Capital’s and the Trading Advisers’ investment philosophies and processes; (iv) Abbey Capital’s and the Trading Advisers’ assets under management and client descriptions; (v) Abbey Capital’s and the Trading Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Abbey Capital’s and the Trading Advisers’ advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) Abbey Capital’s and the Trading Advisers’ compliance procedures; (viii) Abbey Capital’s and the Trading Advisers’ financial information and insurance coverage, as applicable, and Abbey Capital’s profitability analysis; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

52

Abbey Capital Futures Strategy Fund

Other Information (Continued)

(Unaudited)

As part of their review, the Directors considered the nature, extent and quality of the services provided by Abbey Capital and each Trading Adviser. The Directors concluded that Abbey Capital and each Trading Adviser had substantial resources to provide services to the Fund and the Subsidiaries, as applicable.

The Directors also considered the investment performance of the Fund, noting that the Fund had underperformed its benchmark, the S&P 500 Total Return Index, for the one-year, five-year, and since-inception periods ended March 31, 2022. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund ranked in the 2nd quintile within its Lipper Performance Group for the three-year and four-year periods ended December 31, 2021.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisor fees ranked in the 5th quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 5th quintile of its Lipper Expense Group. The Directors also considered the fees payable to each Trading Adviser under the Trading Advisory Agreements and the information provided by Abbey Capital on the services provided by the different Trading Advisers. In this regard, the Directors noted that the fees for each Trading Adviser were paid directly by Abbey Capital and not by the Fund. The Directors noted that Abbey Capital had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2022, to limit total annual operating expenses to agreed upon levels for the Fund.

After reviewing the information regarding Abbey Capital’s and the Trading Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Abbey Capital and each Trading Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to Abbey Capital and the trading advisory fees to be paid by Abbey Capital to each Trading Adviser were fair and reasonable and that the Investment Advisory Agreement, Subsidiary Investment Advisory Agreements and Trading Advisory Agreements should be approved and continued for additional one-year period ending August 16, 2023.

APPROVAL OF NEW TRADING ADVISORY AGREEMENT

In considering the approval of the Trading Advisory Agreement between Abbey Capital and Systematica, the Board took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Board considered (i) the nature, extent, and quality of services to be provided to the Abbey Capital Futures Strategy Fund (the “Fund”) by Systematica; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Systematica’s investment philosophies and processes; (iv) Systematica’s assets under management and client descriptions; (v) Systematica’s soft dollar commission and trade allocation policies; (vi) Systematica’s advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) Systematica’s compliance procedures; and (viii) Systematica’s financial information and insurance coverage.

The Board also considered the fees payable to Systematica under the proposed Trading Advisory Agreement with Systematica and the services to be provided by Systematica. In this regard, the Board noted that the fees for Systematica were payable by Abbey Capital.

After reviewing the information regarding the Adviser’s and Systematica’s costs, profitability and economies of scale, and after considering the services to be provided by Systematica, the Board concluded that the trading advisory fees to be paid by Abbey Capital to Systematica were fair and reasonable, that the Trading Advisory Agreement is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Adviser derives an inappropriate advantage, and that the Trading Advisory Agreement should be approved for an initial period ending August 16, 2023.

53

Abbey Capital Futures Strategy Fund

Other Information (Concluded)

(Unaudited)

Liquidity Risk Management Program

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Chief Risk Officer of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from July 1, 2021 to December 31, 2021 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review the Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also described material changes made to the Adviser Program during the Period and indicated that there were no material changes made to the Company Program during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

54

Abbey Capital Futures Strategy Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6484.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Independent Directors
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 89	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	55	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 55	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	55

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 56	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	55

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 1997, Consultant, financial services organizations.	55

IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021); Kalmar Pooled Investment Trust (registered investment company) (until September 2017).

55

Abbey Capital Futures Strategy Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Chairman Director	2005 to present 1991 to present	Retired.	55	EIP Investment Trust (registered investment company) (until August 2022).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 62	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	55

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	55	None.
Interested Director[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	55	None.
Officers
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 63	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO Investments LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 59	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A

56

Abbey Capital Futures Strategy Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Director of Marketing & Business Development	2019 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (an investment advisory firm).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 63	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 43	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 55 portfolios of the fund complex, consisting of the series in the Company and The RBB Fund Trust (7 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

57

Abbey Capital Futures Strategy Fund

Company Management (Concluded)

(Unaudited)

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

58

Abbey Capital Futures Strategy Fund

Privacy Notice

(Unaudited)

Abbey Capital Futures Strategy Fund

FACTS	WHAT DOES THE ABBEY CAPITAL FUTURES STRATEGY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Abbey Capital Futures Strategy Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Abbey Capital Futures Strategy Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6484 or go to www.abbeycapital.com

59

Abbey Capital Futures Strategy Fund

Privacy Notice (Continued)

(Unaudited)

What we do
How does the Abbey Capital Futures Strategy Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Abbey Capital Futures Strategy Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-844-261-6484. You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

60

Abbey Capital Futures Strategy Fund

Privacy Notice (Concluded)

(Unaudited)

The Abbey Capital Futures Strategy Fund shall retain your personal data for as long as you are an investor in the Fund and thereafter as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Fund may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Fund does take the security of your personal data seriously.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Abbey Capital Futures Strategy Fund’s investment adviser, Abbey Capital Limited, and each sub-adviser.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Abbey Capital Futures Strategy Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Abbey Capital Futures Strategy Fund does not jointly market.
Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

61

Investment Adviser
Abbey Capital Limited
1-2 Cavendish Row
Dublin 1, Ireland

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AFS-AR22

Abbey Capital Multi Asset Fund

of

THE RBB FUND, INC.

Annual Report

August 31, 2022

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Unaudited)

August 31, 2022

Dear Shareholder,

The Abbey Capital Multi Asset Fund (the “Fund”) Class I Shares returned +10.31% net of fees for the 12-month fiscal year ended August 31, 2022.

Positive performance was driven by the managed futures component of the Fund’s investment strategy, with gains stemming from trading in fixed income, currency and energy contracts. The Fund’s long US equity component had negative returns over the 12-month period. The Fund targets approximately 100% exposure of its net assets to its managed futures strategy and approximately 50% exposure to its long US equity strategy. The Fund’s remaining net assets are allocated to its fixed income strategy. The managed futures strategy is achieved by the Fund investing up to 25% of its total assets in ACMAF Master Offshore Limited (the “ACMAF Master”), a wholly-owned subsidiary of the Fund that invests substantially all of its assets in ACMAF Offshore SPC, which is a wholly-owned and controlled segregated portfolio company that invests in managed futures and foreign exchange contracts. As part of its managed futures strategy, the Fund may also invest a portion of its assets in ACMAF Onshore Series LLC, a wholly-owned subsidiary of the Fund which is a multi-adviser fund that invests in managed futures and foreign exchange contracts.

Abbey Global, LP (the “Predecessor Fund”), transferred all of its assets to the Fund on April 11, 2018.

Average Total Returns for the Periods Ended August 31, 2022 (unless otherwise noted)

	2022 YTD	1 Year	SEP. 1, 2020 TO Aug. 31, 2021	5 Years Annualized	10 Years Annualized	ANNUALIZED SINCE INCEPTION ON MAY 14, 2002
Class I Shares* (inclusive of Predeccesor Fund performance)	7.95%	10.40%	19.72%	13.79%	12.75%	11.09%
Class A Shares**	7.73%	9.99%	n/a	n/a	n/a	n/a
Class A Shares (max load)**	1.53%	3.67%	n/a	n/a	n/a	n/a
Class C Shares***	7.25%	9.18%	n/a	n/a	n/a	n/a
ICE BofA 3- Month U.S. Treasury Bill Index****	0.36%	0.37%	0.08%	1.12%	0.66%	1.25%
S&P 500® Total Return Index****	-16.14%	-11.23%	31.17%	11.82%	13.08%	8.75%
Barclay CTA Index****	7.94%	8.44%	7.30%	4.27%	2.08%	3.89%

Barclay CTA numbers are based on the estimates available on the BarclayHedge website as of September 9, 2022

Source: Abbey Capital, Bloomberg and BarclayHedge

Performance quoted is past performance and does not guarantee future results. Additionally, the Predecessor Fund was not registered under the Investment Company Act of 1940 (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, its performance may have been adversely affected. Accordingly, Fund performance may be different than the Predecessor Fund’s restated past performance, which is included in the table above where indicated for the period between inception of the Fund on May 14, 2002 and April 11, 2018. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

Please note the above is shown for illustrative purposes only.

1

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Unaudited) (Continued)

August 31, 2022

*

Performance from May 14, 2002 to April 11, 2018 is performance of the Predecessor Fund. The Fund commenced operations as a series of The RBB Fund, Inc. on April 11, 2018, when all of the assets of the Predecessor Fund transferred to Class I Shares of the Fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the Predecessor Fund. Performance of the Predecessor Fund is not an indicator of future Fund results. Performance from April 2014 to April 2018 represents proprietary performance as the only investors for that period were Abbey Capital Limited and its officers.

**

Class A Shares performance prior to its inception on February 16, 2022 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio. There is a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75% on Class A Shares.

***

Class C Shares performance prior to its inception on November 8, 2021 is the performance of Class I Shares, adjusted for the Class C Shares’ expense ratio. The Fund charges a contingent deferred sales charge (“CDSC”) of 1.00% on certain redemptions of Class C Shares made within 12 months of purchase. The CDSC is assessed on an amount equal to the lesser of the offering price at the time of purchase of the Class C Shares redeemed or the net asset value of the Class C Shares redeemed at the time of redemption.

****

The Barclay CTA Index is derived from data that is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the ICE BofA 3-Month U.S. Treasury Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable and the table above is shown for illustrative purposes only.

Abbey Capital Limited (the “Adviser”) has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79%, 2.04% and 2.79% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares and Class C Shares, respectively. This contractual limitation is in effect until December 31, 2022, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. In addition, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Without the expense limitation agreement, the expense ratios are 2.28%, 2.53% and 3.28% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares and Class C Shares, respectively, as stated in the Fund’s current prospectus dated December 31, 2021 (and which may differ from the actual expense ratios for the period covered by this report). The quoted performance would have been lower without the expense limitation.

Please refer to the prospectus for further information on expenses and fees.

Performance Analysis

The 12-month fiscal period ended August 31, 2022 was positive overall for Fund performance, as gains for the managed futures allocation outweighed losses for the long US equity allocation.

This period was characterised by high inflation and hawkish monetary policy, with supply constraints across commodity sectors and the Russia-Ukraine conflict other notable themes that impacted markets. These factors contributed to sharp moves and heightened volatility across both financial and commodity markets at different times during the period.

Inflation in the US and Europe reached multi-decade highs during the period, with US inflation rising to +9.1% per annum in June 2022, its highest level since 1981. Central banks were initially slow to react to signs of increasing price pressures. The US Federal Reserve initially viewed rising inflation as a “transitory” effect of the global economy re-opening following COVID-19 disruptions and supply bottlenecks in various sectors. However, as high inflation proved more persistent than expected, global central banks began to hike rates in 2022 and scale back monetary policy supports such as quantitative easing.

Equities prices rose at the start of the period, despite concerns about higher inflation and the emergence of the Omicron COVID-19 variant, as strong corporate earnings helped the S&P 500 Index to hit record highs in December 2021. However, long-term uptrends in global stocks began to unwind in early 2022 alongside high inflation and concerns about the impact of tighter monetary policy on the global economy.

2

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Unaudited) (Continued)

August 31, 2022

Supply concerns were a persistent theme across commodity markets, contributing to a rally in various energy, metal and agricultural markets in the first half of the 12-month period. The outbreak of the Russia-Ukraine conflict in Q1 2022 led to supply disruptions and an acceleration in price uptrends across many commodity contracts. However, as we moved into Q2 2022, uptrends in commodities began to weaken as concerns about slower global growth became more prominent and the stronger USD weighed on metals prices.

From September to December 2021, positive Fund performance was driven by gains for the long equity allocation as US equities rose. Performance for the managed futures allocation was close to flat for the period. The managed futures allocation saw notable losses in late November 2021 when the emergence of the Omicron COVID-19 variant resulted in a sharp reversal of trends in several sectors. However, uptrends in energy contracts and the USD led to offsetting gains for the allocation.

Fund performance from January to August 2022 was also positive, however the drivers of performance shifted. The managed futures allocation recorded positive returns as notable trends in both financial and commodity markets provided a favourable environment for the Fund’s Trendfollowing sub-advisers. Meanwhile the long equity allocation experienced losses as US stocks declined from record highs, with the S&P 500 index entering a bear market in June 2022.

The Fund’s largest gains occurred in fixed income over the 12-month period as high inflation and aggressive policy tightening by global central banks led to a significant repricing in global bond and interest rate markets. Some of the most pronounced moves occurred in the US, where the US 2-year Treasury yield rose by over +320 basis points during the 12-month period as investors anticipated US interest rates of approximately 3.75% by the end of 2022. The Fund transitioned to an aggregate short position across bonds and interest rates in late 2021, which resulted in gains as trends in global yields accelerated in the early part of 2022. The largest gains in fixed income occurred from short positions in US Treasury and 3-month Eurodollar contracts during the period.

In currencies, the Fund held long USD positions throughout the period, which resulted in gains. Hawkish guidance from the US Federal Reserve and higher US yields supported the US currency, with long USD positions against the EUR and JPY leading to gains in the sector. A widening US- Japan yield differential helped the USD reach a 24-year high against the JPY during the period. Meanwhile, the USD hit a 20-year high against the EUR during the period. The EUR weakened as the US Federal Reserve was more aggressive in tightening monetary policy than the European Central Bank and as a supply crunch in European energy markets weighed on the growth outlook for the eurozone.

Supply concerns were a prominent theme in energy markets over the 12-month period. OPEC+ supply restrictions, combined with strong global demand, were a tailwind for crude oil prices in the first half of the period. Disruptions to Russian energy supplies following the imposition of economic sanctions also impacted prices. In August 2022, US natural gas futures hit their highest level since 2008 on concerns about low inventory levels. European natural gas and electricity prices reached record highs in August 2022 amid severe energy supply shortages as Russia restricted natural gas exports to the region. The Fund’s long positions in energy resulted in gains for the period, with longs in crude oil, distillates and natural gas all contributing positively to performance.

The Fund’s performance in metals was positive during the period, with gains concentrated in base metals. Low inventories were an important theme across many base metals markets, with the Fund’s largest gains occurring from long nickel positions. Prices rose amid uncertainty about supplies from Russia and a short squeeze that took place at the London Metal Exchange. Short copper positions also contributed positively to returns late in the period, as a stronger USD and demand fears arising from slowing global growth and Chinese COVID-19 lockdowns helped prices to fall to their lowest level since Q4 2020. The Fund’s performance in precious metals was close to flat for the 12-month period.

Further gains were recorded in agricultural commodities as the managed futures allocation saw gains from longs in corn, wheat and cotton. Wheat and corn prices were supported by disruptions to agricultural exports from Russia and Ukraine, with concerns about growing conditions in the US and Brazil serving as a further tailwind to corn prices. Meanwhile, droughts in key US growing regions saw cotton futures rally.

3

Abbey Capital Multi Asset Fund

Annual Investment Adviser’s Report (Unaudited) (Concluded)

August 31, 2022

Equities were the largest detractor from Fund performance at the sector level during the period, with both the managed futures and the long equity allocations producing negative returns in the sector. Stocks rose to record highs in December 2021, but trends reversed in early 2022 as concerns about high inflation and more hawkish central bank policy weighed on risk sentiment. In addition, the Russia-Ukraine conflict, COVID-19 lockdowns in China, signs of slowing global growth and some mixed earnings data also negatively impacted global stocks at times during the period.

This reversal in the long-term uptrend in equities proved challenging for the managed futures allocation, which recorded losses from long positions in early 2022. The long equity allocation experienced losses from holding long positions in S&P 500 Index futures throughout the 12- month period as the S&P 500 Total Return Index returned -11.2% during the period. The Fund’s long equity allocation was maintained below its 50% target level throughout the period, which helped to moderate losses for the long equity allocation somewhat.

Key to Currency Abbreviations
USD	US Dollar
JPY	Japanese Yen
EUR	Euro

An investment in the Fund is speculative and involves substantial risk. It is possible that an investor may lose some or all of their investment. The Fund may invest up to 25% of its total assets in ACMAF Master, a wholly-owned subsidiary of the Fund that invests substantially all of its assets in ACMAF Offshore SPC, which is a wholly-owned and controlled segregated portfolio company that invests in managed futures and foreign exchange contracts. The Fund may also invest a portion of its assets into ACMAF Onshore Series LLC, which is a multi-adviser fund that invests in managed futures and foreign exchange contracts. All investments in securities involve risk of the loss of capital. An investment in the Fund includes the risks inherent in an investment in securities, as well as specific risks associated with this open-ended investment product. Among the risks associated with investing in this Fund are Commodity Sector Risk, Counter-Party Risk, Credit Risk, Currency Risk, Manager and Management Risks, Subsidiary Risk, Tax Risk, Emerging Markets Risk, Leveraging Risk, Foreign Investment Risk, Fixed Income Securities Risks, Short Sale Risk and Portfolio Turnover Risks. The Fund may invest in or utilize derivative investments, futures contracts, and hedging strategies. One or more Trading Advisers, from time to time, may invest a substantial portion of the assets managed in a specific industry sector. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers. There can be no assurance that the Fund’s strategy (hedging or otherwise) will be successful or that it will employ such strategies with respect to all or any portion of its portfolio. The value of the Fund’s portfolio investments should be expected to fluctuate. Investing in managed futures is not suitable for all investors given its speculative nature and the high level of risk involved. The Fund is appropriate only for investors who can bear the risks associated with the product. This brief statement cannot disclose all of the risks and other factors necessary to evaluate an investment in the Fund. Investors are urged to take appropriate investment advice and to carefully consider their investment objectives, personal situation, and factors such as net worth, income, age, risk tolerance and liquidity needs before investing in the Fund. Before investing, investors should carefully consider the Fund’s investment objectives, risks, tax considerations, sales charges and expenses.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Consolidated Portfolio of Investments in this report for a complete list of Fund holdings.

The Abbey Capital Multi Asset Fund is distributed by Quasar Distributions, LLC.

This report is submitted for general information to the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

4

Abbey Capital Multi Asset Fund

Performance Data

August 31, 2022 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Abbey Capital Multi Asset Fund - Class A Shares
vs. ICE BofA 3-Month U.S. Treasury Bill Index,
S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $10,000 initial investment in the Fund made on April 11, 2018 and reflects Fund expenses and reinvestment of dividends and distributions (performance shown prior to February 16, 2022 is Class I Shares performance adjusted for Class A shares expense ratio). Class A Shares growth of a hypothetical investment of $10,000 is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2022
	One Year	Since Inception††
Class A Shares (without sales charge) (Pro forma April 11, 2018 to February 16, 2022)	9.99%*	14.00%*
Class A Shares (with sales charge) (Pro forma April 11, 2018 to February 16, 2022)	3.67%*	12.48%*
S&P 500® Total Return Index	-11.23%	8.75%**
ICE BofA 3-Month U.S. Treasury Bill Index***	0.37%	1.25%**
Barclay CTA Index***	8.44%	3.89%**

††	Inception date of Class A Shares of the Fund was February 16, 2022 and the inception date of the Fund was April 11, 2018. Performance information is from the inception date of the Fund.
*	Class A Shares performance prior to its inception on February 16, 2022 is the performance of Class I Shares, adjusted for the Class A Shares expense ratio.
**	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.
***	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

5

Abbey Capital Multi Asset Fund

Performance Data (Continued)

August 31, 2022 (Unaudited)

The Fund charges a 5.75% maximum sales charge on purchases (as a percentage of offering price) of Class A Shares. The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.04% of the Fund’s average daily net assets attributable to Class A Shares. Without the limitation arrangement, the gross expense ratio is 2.53% for Class A Shares as stated in the current prospectus (and which may differ from the actual expense ratio for the period covered by this report). This contractual limitation is in effect until December 31, 2022 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

6

Abbey Capital Multi Asset Fund

Performance Data (Continued)

August 31, 2022 (Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Abbey Capital Multi Asset Fund - Class I Shares
vs. ICE BofA 3-Month U.S. Treasury Bill Index,
S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $1,000,000 minimum initial investment in the Fund made on August 31, 2012 and reflects Fund expenses and reinvestment of dividends and distributions. Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2022
	One Year	Five Years	Ten Years	Since Inception
Class I Shares	10.40%	13.79%*	12.75%*	11.09%*
S&P 500® Total Return Index	-11.23%	11.82%	13.08%	8.75%**
ICE BofA 3-Month U.S. Treasury Bill Index***	0.37%	1.12%	0.66%	1.25%**
Barclay CTA Index***	8.44%	4.27%	2.08%	3.89%**

*

Performance from May 14, 2002 to April 10, 2018 is performance of Abbey Global LP (the “Predecessor Fund”). The Fund commenced operations as a series of The RBB Fund, Inc. on April 11, 2018, when all the assets of the Predecessor Fund transferred to Class I Shares of the Fund.

**	Performance is from the inception date of the Predecessor Fund only and is not the inception date of the benchmark itself.
***	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares. Without the limitation arrangement, the gross expense ratio is 2.28% for Class I Shares, as stated in the current prospectus (and which may differ from the actual expense ratio for the period covered by this report). This contractual limitation is in effect until December 31, 2022 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

7

Abbey Capital Multi Asset Fund

Performance Data (Continued)

August 31, 2022 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Abbey Capital Multi Asset Fund - Class C Shares
vs. ICE BofA 3-Month U.S. Treasury Bill Index,
S&P 500® Total Return Index and Barclay CTA Index

The chart illustrates the performance of a hypothetical $10,000 minimum initial investment in the Fund made on April 11, 2018 and reflects Fund expenses and reinvestment of dividends and distributions (performance shown prior to November 8, 2021 is Class I Shares performance adjusted for Class C Shares expense ratio). Performance does not reflect the deduction of taxes a shareholder may pay on dividends, distributions or redemptions.

Average Annual Total Returns for the Periods Ended August 31, 2022
	One Year	Since Inception††
Class C Shares (without contingent deferred sales charge) (Pro forma April 11, 2018 to November 8, 2021)	9.18%*	13.16%*
Class C Shares (with contingent deferred sales charge) (Pro forma April 11, 2018 to November 8, 2021)	8.20%*	13.16%*
S&P 500® Total Return Index	-11.23%	8.75%**
ICE BofA 3-Month U.S. Treasury Bill Index***	0.37%	1.25%**
Barclay CTA Index***	8.44%	3.89%**

††	Inception date of Class C Shares of the Fund was November 8, 2021 and the inception date of the Fund was April 11, 2018. Performance information is from the inception date of the Fund.
*	Class C Shares performance prior to its inception on November 8, 2021 is the performance of Class I Shares, adjusted for the Class C Shares expense ratio.
**	Performance is from the inception date of the Fund and is not the inception date of the index itself. The above is shown for illustrative purposes only.
***	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

8

Abbey Capital Multi Asset Fund

Performance Data (Concluded)

August 31, 2022 (Unaudited)

The Fund charges a contingent deferred sales charge (“CDSC”) of 1.00% on certain redemptions of Class C Shares made within 12 months of purchase. The CDSC is assessed on an amount equal to the lesser of the offering price at the time of purchase of the Class C Shares redeemed or the net asset value of the Class C Shares redeemed at the time of redemption.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares. Without the limitation arrangement, the gross expense ratio is 3.28% for Class C Shares, as stated in the current prospectus (and which may differ from the actual expense ratios for the period covered by this report). This contractual limitation is in effect until December 31, 2022 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Visit www.abbeycapital.com for returns updated daily. Call (US Toll Free) 1-844-261-6484 or (international callers) + 1-508-871-3276 for returns current to the most recent month-end.

The Barclay CTA Index is derived from data which is self-reported by investment managers based on the performance of privately managed funds. In contrast, the S&P 500® Total Return Index and the ICE BofA 3-Month U.S. Treasury Bill Index are comprised of publicly traded securities. As a result of these differences, these indices may not be directly comparable. Additionally, these indices are not available for direct investment and the above is shown for illustrative purposes only.

Barclay CTA Index

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors. There are currently 416 programs included in the calculation of the Barclay CTA Index for 2022. The Barclay CTA Index is equally weighted and rebalanced at the beginning of each year.

ICE BofA 3-Month U.S. Treasury Bill Index

The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

The S&P 500® Total Return Index

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date.

A basis point is one hundredth of one percent.

Portfolio composition is subject to change. It is not possible to invest directly in an index.

9

Abbey Capital Multi Asset Fund

Fund Expense Example

August 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2022 through August 31, 2022, and held for the entire period.

ACTUAL EXPENSES

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any). Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period(1)	Annualized Expense Ratio(2)	Actual Six-Month Total Investment Returns for the Fund
Actual
Class A Shares	$ 1,000.00	$ 1,092.40	$ 10.76	2.04%	9.24%
Class I Shares	1,000.00	1,093.30	9.44	1.79%	9.33%
Class C Shares	1,000.00	1,088.20	14.68	2.79%	8.82%
Hypothetical (5% return before expenses)
Class A Shares	$ 1,000.00	$ 1,014.92	$ 10.36	2.04%	N/A
Class I Shares	1,000.00	1,016.18	9.10	1.79%	N/A
Class C Shares	1,000.00	1,011.14	14.14	2.79%	N/A

(1)	Expenses are equal to the Fund’s Class A Shares, Class I Shares, and Class C Shares annualized six-month expense ratios for the period March 1, 2022 through August 31, 2022, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account values in the first section in the table are based on the actual six-month total investment return for the Fund’s respective share classes.

(2)	Ratios reflect expenses waived by the Fund’s investment adviser. Without these waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

10

Abbey Capital Multi Asset Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2022 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	79.7%	$273,455,973
Money Market Deposit Account	6.9	23,811,796
OTHER ASSETS IN EXCESS OF LIABILITIES
(including futures and forward foreign currency contracts)	13.4	45,979,517
NET ASSETS	100.0%	$343,247,286

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy, a “Long U.S. Equity” Strategy and a “Fixed Income” strategy.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.
11

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments

August 31, 2022

	Coupon*	Maturity Date	Par (000’s)	Value
SHORT-TERM INVESTMENTS — 86.6%
U.S. TREASURY OBLIGATIONS — 79.7%
U.S. Treasury Bills	0.629%	09/01/22	$1,900	$1,900,000
U.S. Treasury Bills	0.760%	09/08/22	5,718	5,715,766
U.S. Treasury Bills	0.818%	09/15/22	6,193	6,187,825
U.S. Treasury Bills	0.940%	09/22/22	6,056	6,048,748
U.S. Treasury Bills	1.036%	09/29/22	11,001	10,982,864
U.S. Treasury Bills	1.125%	10/06/22	12,138	12,112,097
U.S. Treasury Bills	1.200%	10/13/22	11,055	11,025,207
U.S. Treasury Bills	1.291%	10/20/22	8,985	8,954,756
U.S. Treasury Bills	1.367%	10/27/22	11,465	11,419,433
U.S. Treasury Bills	1.346%	11/03/22	8,261	8,223,142
U.S. Treasury Bills	1.395%	11/10/22	12,001	11,940,530
U.S. Treasury Bills	1.461%	11/17/22	6,433	6,396,119
U.S. Treasury Bills	1.506%	11/25/22	13,739	13,647,960
U.S. Treasury Bills	1.653%	12/01/22	11,699	11,614,234
U.S. Treasury Bills	2.215%	12/08/22	2,894	2,872,148
U.S. Treasury Bills	2.222%	12/15/22	6,677	6,623,230
U.S. Treasury Bills	2.465%	12/22/22	15,090	14,949,734
U.S. Treasury Bills	2.477%	12/29/22	2,812	2,784,363
U.S. Treasury Bills	2.659%	01/05/23	7,651	7,571,580
U.S. Treasury Bills	2.893%	01/12/23	6,721	6,647,191
U.S. Treasury Bills	2.953%	01/19/23	12,305	12,161,322
U.S. Treasury Bills	2.859%	01/26/23	15,603	15,411,385
U.S. Treasury Bills	3.001%	02/02/23	17,272	17,041,736
U.S. Treasury Bills	3.028%	02/09/23	33,674	33,201,348
U.S. Treasury Bills	3.120%	02/16/23	4,503	4,435,875
U.S. Treasury Bills	3.225%	02/23/23	23,961	23,587,380
TOTAL U.S. TREASURY OBLIGATIONS (Cost $273,836,709)				273,455,973

	Number of Shares (000’s)
MONEY MARKET DEPOSIT ACCOUNT — 6.9%
U.S. Bank Money Market Deposit Account, 2.0% (United States)(a)	23,812	23,811,796
TOTAL MONEY MARKET DEPOSIT ACCOUNT (Cost $23,811,796)		23,811,796

TOTAL SHORT-TERM INVESTMENTS
(Cost $297,648,505)		297,267,769
TOTAL INVESTMENTS — 86.6%
(Cost $297,648,505)		297,267,769

OTHER ASSETS IN EXCESS OF LIABILITIES — 13.4%		45,979,517
NET ASSETS — 100.0%		$343,247,286

*	Short-term investments’ coupon reflect the annualized effective yield on the date of purchase for discounted investments.

(a)	The rate shown is as of August 31, 2022.

The accompanying notes are an integral part of the consolidated financial statements.
12

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Futures contracts outstanding as of August 31, 2022 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10-Year Mini Japanese Government Bond Futures	Sep-22	71	$7,641,476	$(46,845)
Amsterdam Index Futures	Sep-22	53	7,244,457	(500,130)
AUD/USD Currency Futures	Sep-22	9	616,275	(1,570)
Brent Crude Futures	Nov-22	7	669,480	(6,320)
Brent Crude Futures	Dec-22	5	471,050	(15,340)
Brent Crude Futures	Jan-23	2	185,860	(6,920)
Brent Crude Oil Last Day	Nov-22	1	95,640	(3,980)
CAC40 10 Euro Futures	Sep-22	93	5,723,537	(413,147)
CAD Currency Futures	Sep-22	208	15,847,520	(180,290)
Cattle Feeder Futures	Oct-22	1	91,738	600
CHF Currency Futures	Sep-22	88	11,282,700	(182,956)
Cocoa Futures ICE	Dec-22	1	18,788	58
Cocoa Futures ICE	Mar-23	1	18,438	(12)
Coffee ‘C’ Futures	Dec-22	23	2,029,031	13,463
Coffee ‘C’ Futures	Mar-23	1	85,725	(1,575)
Coffee ‘C’ Futures	May-23	1	84,375	(1,388)
Coffee Robusta Futures	Nov-22	1	22,500	(140)
Copper Futures	Dec-22	1	87,963	(6,138)
Corn Futures	Dec-22	40	1,341,000	25,488
Corn Futures	Mar-23	63	2,130,975	35,313
Corn Futures	May-23	4	135,650	1,713
Cotton No.2 Futures	Dec-22	18	1,018,890	(33,620)
DJIA Mini E-CBOT	Sep-22	32	5,045,120	(330,477)
Dollar Index	Sep-22	4	434,660	15,989
E-Mini Crude Oil	Oct-22	2	89,550	(5,288)
E-Mini Natural Gas	Oct-22	2	45,635	(2,065)
E-Mini Utilities Select Futures	Sep-22	1	74,920	(970)
Euro STOXX 50	Sep-22	156	5,518,406	(359,864)
Euro/JPY Futures	Sep-22	27	3,384,596	756
Euro-Bobl Futures	Sep-22	17	2,102,726	(1,799)
Euro-Bund Futures	Sep-22	34	5,055,906	(60,378)
European Climate Exchange Futures	Dec-22	6	482,559	(49,062)
FTSE 100 Index Futures	Sep-22	249	21,080,000	(446,557)
FTSE/JSE TOP 40	Sep-22	1	35,471	(1,803)
FTSE/MIB Index Futures	Sep-22	19	2,059,111	(132,795)
Gasoline RBOB Futures	Oct-22	9	918,842	(99,767)
Gold 100 Oz Futures	Dec-22	29	5,005,980	(54,330)
JPY Currency Futures	Sep-22	1	90,225	(119)
Lean Hogs Futures	Dec-22	15	503,250	2,880
Live Cattle Futures	Oct-22	16	912,480	(13,480)
Live Cattle Futures	Dec-22	2	118,780	(1,610)
Live Cattle Futures	Feb-23	3	183,990	(2,070)
LME Aluminum Forward	Sep-22	1	59,141	(6,559)
LME Aluminum Forward	Sep-22	1	59,131	(1,769)
LME Aluminum Forward	Sep-22	414	24,475,162	(2,372,930)
LME Aluminum Forward	Oct-22	2	118,350	309
LME Aluminum Forward	Oct-22	1	59,175	(1,613)
LME Aluminum Forward	Nov-22	1	58,867	(2,458)

The accompanying notes are an integral part of the consolidated financial statements.
13

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Aluminum Forward	Nov-22	1	$58,956	$(3,306)
LME Aluminum Forward	Nov-22	1	58,973	(2,403)
LME Aluminum Forward	Dec-22	269	15,884,450	(429,919)
LME Copper Forward	Sep-22	181	35,509,937	(2,210,316)
LME Copper Forward	Sep-22	1	195,988	(15,025)
LME Copper Forward	Oct-22	1	195,563	(5,629)
LME Copper Forward	Nov-22	1	195,411	(4,390)
LME Copper Forward	Nov-22	1	195,267	(1,821)
LME Copper Forward	Dec-22	96	18,706,800	(369,412)
LME Lead Forward	Sep-22	10	488,563	(50,449)
LME Lead Forward	Sep-22	1	48,769	19
LME Lead Forward	Oct-22	1	48,793	(1,755)
LME Lead Forward	Oct-22	1	48,824	387
LME Lead Forward	Oct-22	2	97,575	(2,975)
LME Lead Forward	Dec-22	2	97,500	(11,345)
LME Nickel Forward	Sep-22	1	128,022	(39,924)
LME Nickel Forward	Oct-22	1	128,178	(1,602)
LME Nickel Forward	Oct-22	1	128,181	4,268
LME Nickel Forward	Nov-22	1	128,301	(17,499)
LME Nickel Forward	Nov-22	1	128,466	(294)
LME Zinc Forward	Sep-22	15	1,323,188	(23,136)
LME Zinc Forward	Dec-22	9	774,450	(24,517)
Low Sulphur Gasoil G Futures	Oct-22	12	1,290,300	(18,125)
Low Sulphur Gasoil G Futures	Nov-22	3	312,450	1,775
Low Sulphur Gasoil G Futures	Dec-22	2	200,900	5,725
Low Sulphur Gasoil G Futures	Jan-23	1	98,500	(10,100)
Mill Wheat Euro	Dec-22	4	65,222	(113)
Mill Wheat Euro	Mar-23	3	48,954	(100)
Mini TOPIX Index Futures	Sep-22	4	56,491	(130)
MXN Currency Futures	Sep-22	169	4,179,370	(4,010)
Natural Gas Futures	Oct-22	21	1,916,670	(51,320)
Natural Gas Futures	Nov-22	15	1,378,350	170,110
Natural Gas Futures	Dec-22	2	186,520	(7,560)
Natural Gas Futures ICE	Oct-22	5	704,846	(46,330)
Nikkei 225 (Osaka Securities Exchange)	Sep-22	26	5,262,696	(14,756)
Nikkei 225 (Singapore Exchange)	Sep-22	39	3,940,705	(116,340)
Nikkei/Yen Futures	Sep-22	4	401,008	972
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-22	13	2,002,400	(35,662)
NY Harbor Ultra-Low Sulfur Diesel Futures	Nov-22	4	606,312	32,537
NY Harbor Ultra-Low Sulfur Diesel Futures	Jan-23	1	146,307	1,772
OMX Stockholm 30 Index Futures	Sep-22	82	1,476,154	(102,414)
Orange Juice Futures	Nov-22	1	27,803	3,075
Palm Oil Futures	Dec-22	1	23,327	(363)
Rough Rice Futures	Nov-22	1	35,680	470
S&P 500 E-Mini Futures	Sep-22	786	155,490,449	5,367,886
S&P/TSX 60 IX Futures	Sep-22	7	1,241,862	(27,624)
SET50 Index Futures	Sep-22	33	179,089	1,756
SGX Nifty 50	Sep-22	48	1,680,960	(5,827)
Soybean Futures	Nov-22	14	995,750	(3,700)

The accompanying notes are an integral part of the consolidated financial statements.
14

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Soybean Futures	Jan-23	3	$214,163	$1,488
Soybean Futures	Mar-23	25	1,787,500	20,013
Soybean Meal Futures	Dec-22	11	456,610	(1,650)
Soybean Meal Futures	Jan-23	1	40,990	(1,660)
Soybean Oil Futures	Dec-22	8	323,904	3,234
Soybean Oil Futures	Jan-23	1	39,936	(426)
SPI 200 Futures	Sep-22	40	4,726,812	(59,923)
STOXX Dividend Futures	Dec-23	1	11,155	(220)
Topix Index Futures	Sep-22	37	5,225,409	(1)
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Dec-22	4	467,625	(1,000)
Wheat (Chicago Board of Trade)	Dec-22	1	41,575	(100)
Wheat (Chicago Board of Trade)	May-23	1	42,838	25
White Sugar ICE	Oct-22	3	82,620	(375)
White Sugar ICE	Dec-22	2	52,300	90
WTI Crude Futures	Oct-22	9	805,950	(39,770)
WTI Crude Futures	Nov-22	2	178,060	(7,880)
WTI Crude Futures	Dec-22	8	706,480	(15,960)
WTI Crude Futures	Jan-23	1	87,520	(3,050)
WTI Crude Futures IPE	Oct-22	1	89,550	(4,950)
				$(3,433,119)

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10-Year Mini Japanese Government Bond Futures	Sep-22	28	$(3,013,540)	$(3,801)
1-Month SOFR Future	Jan-23	2	(802,731)	1,667
3-Month Euro Euribor	Mar-23	4	(982,041)	8,165
3-Month Euro Euribor	Jun-23	29	(7,105,957)	31,556
3-Month Euro Euribor	Sep-23	10	(2,449,702)	17,737
3-Month Euro Euribor	Dec-23	8	(1,960,666)	16,192
3-Month Euro Euribor	Mar-24	8	(1,962,174)	14,270
3-Month Euro Euribor	Jun-24	21	(5,154,926)	20,212
3-Month Euro Euribor	Sep-24	9	(2,210,837)	11,632
3-Month Euro Euribor	Dec-24	9	(2,211,854)	10,753
3-Month Euro Euribor	Jun-25	17	(4,177,947)	7,449
3-Month SOFR Futures	Dec-22	8	(1,925,100)	8,725
3-Month SOFR Futures	Mar-23	42	(10,093,650)	21,263
3-Month SOFR Futures	Jun-23	123	(29,573,812)	50,388
3-Month SOFR Futures	Sep-23	11	(2,649,213)	10,150
3-Month SOFR Futures	Dec-23	124	(29,922,749)	31,750
3-Month SOFR Futures	Mar-24	39	(9,430,200)	20,250
3-Month SOFR Futures	Jun-24	6	(1,453,125)	4,913
3-Month SOFR Futures	Sep-24	7	(1,697,063)	5,175
3-Month SOFR Futures	Dec-24	5	(1,213,063)	4,900
3-Month SOFR Futures	Mar-25	21	(5,098,013)	6,563
3-Month SONIA Index Futures	Dec-22	19	(5,314,166)	34,023
3-Month SONIA Index Futures	Mar-23	131	(36,424,820)	454,368

The accompanying notes are an integral part of the consolidated financial statements.
15

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3-Month SONIA Index Futures	Jun-23	22	$(6,109,159)	$49,663
3-Month SONIA Index Futures	Sep-23	8	(2,222,442)	24,367
3-Month SONIA Index Futures	Dec-23	38	(10,573,152)	89,291
3-Month SONIA Index Futures	Mar-24	27	(7,527,402)	70,108
3-Month SONIA Index Futures	Jun-24	7	(1,955,513)	16,685
3-Month SONIA Index Futures	Sep-24	6	(1,679,552)	12,822
3-Month SONIA Index Futures	Dec-24	5	(1,402,023)	10,034
3-Month SONIA Index Futures	Mar-25	22	(6,177,844)	32,702
90-DAY Bank Bill	Mar-23	37	(25,081,690)	(1,504)
90-DAY Bank Bill	Jun-23	5	(3,388,011)	2,285
90-DAY Bank Bill	Sep-23	5	(3,388,176)	1,838
90-DAY Bank Bill	Dec-23	3	(2,033,204)	1,574
90-DAY Bank Bill	Mar-24	2	(1,355,701)	249
90-DAY Bank Bill	Jun-24	2	(1,355,833)	(231)
90-DAY Eurodollar Futures	Dec-22	8	(1,918,700)	17,075
90-DAY Eurodollar Futures	Mar-23	8	(1,917,400)	26,063
90-DAY Eurodollar Futures	Jun-23	164	(39,321,049)	151,238
90-DAY Eurodollar Futures	Sep-23	1	(240,188)	(100)
90-DAY Eurodollar Futures	Jun-24	5	(1,207,688)	5,150
90-DAY Eurodollar Futures	Jun-25	2	(484,425)	2,988
90-DAY Eurodollar Futures	Jun-26	1	(242,363)	288
90-DAY Eurodollar Futures	Sep-26	1	(242,375)	313
AUD/USD Currency Futures	Sep-22	94	(6,436,650)	180,670
Australian 10-Year Bond Futures	Sep-22	155	(12,722,761)	21,685
Australian 3-Year Bond Futures	Sep-22	142	(10,465,643)	12,067
Bank Acceptance Futures	Mar-23	14	(2,552,880)	5,282
Bank Acceptance Futures	Jun-23	8	(1,458,712)	5,606
Bank Acceptance Futures	Sep-23	6	(1,094,377)	5,016
Bank Acceptance Futures	Dec-23	5	(912,552)	4,635
Bank Acceptance Futures	Mar-24	4	(730,765)	3,997
Bank Acceptance Futures	Jun-24	3	(548,616)	2,484
CAC40 10 Euro Futures	Sep-22	7	(430,804)	4,065
CAD Currency Futures	Sep-22	130	(9,904,700)	164,380
Canada 5-Year Bond Futures	Dec-22	1	(85,864)	137
Canadian 10-Year Bond Futures	Dec-22	73	(6,925,092)	29,276
Canola Futures (Winnipeg Commodity Exchange)	Nov-22	1	(12,722)	59
CHF Currency Futures	Sep-22	2	(256,425)	381
Cocoa Futures	Dec-22	11	(265,430)	(5,330)
Cocoa Futures	Mar-23	5	(119,800)	920
Cocoa Futures ICE	Dec-22	1	(21,817)	(1,173)
Copper Futures	Dec-22	29	(2,550,913)	66,588
Corn Futures	Dec-22	27	(905,175)	(88,513)
DAX Index Futures	Sep-22	23	(7,423,624)	191,355
DAX-Mini Futures	Sep-22	1	(64,553)	578
DJIA Mini E-CBOT	Sep-22	18	(2,837,880)	42,815
E-Mini Consumer Staples Select Futures	Sep-22	2	(147,020)	1,530
E-Mini Health Care Select Futures	Sep-22	1	(125,890)	5,190
E-Mini Industrial Select Futures	Sep-22	1	(93,430)	4,310
E-Mini Materials Select Futures	Sep-22	1	(79,710)	580

The accompanying notes are an integral part of the consolidated financial statements.
16

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
EUR Foreign Exchange Currency Futures	Sep-22	238	$(29,916,599)	$874,423
Euro BUXL 30-Year Bond Futures	Sep-22	10	(1,654,155)	80,095
Euro STOXX 50	Sep-22	29	(1,025,858)	8,060
Euro-Bobl Futures	Sep-22	110	(13,605,877)	202,970
Euro-BTP Futures	Sep-22	28	(3,362,859)	96,767
Euro-Bund Futures	Sep-22	73	(10,855,327)	250,816
Euro-Oat Futures	Sep-22	29	(4,022,410)	84,014
European Climate Exchange Futures	Dec-23	1	(83,111)	(211)
Euro-Schatz Futures	Sep-22	112	(12,224,587)	78,050
FTSE 100 Index Futures	Sep-22	81	(6,857,350)	46,503
FTSE China A50 Index	Sep-22	57	(770,754)	(4,011)
FTSE KLCI Futures	Sep-22	1	(16,629)	(89)
FTSE Taiwan Index	Sep-22	2	(104,560)	920
FTSE/JSE TOP 40	Sep-22	2	(1,218,757)	223
FTSE/MIB Index Futures	Sep-22	5	(541,871)	1,005
Gasoline RBOB Futures	Oct-22	1	(102,094)	5,275
GBP Currency Futures	Sep-22	145	(10,528,813)	371,943
Gold 100 Oz Futures	Dec-22	58	(10,011,960)	138,160
Gold 100 Oz Futures	Feb-23	1	(173,890)	790
Hang Seng China Enterprises Index Futures	Sep-22	25	(1,085,849)	5,772
Hang Seng Index Futures	Sep-22	61	(7,703,594)	49,808
IBEX 35 Index Futures	Sep-22	1	(79,296)	2,005
JPN 10-Year Bond (Osaka Securities Exchange)	Sep-22	5	(5,381,681)	(18,067)
JPY Currency Futures	Sep-22	223	(20,120,175)	479,473
Kansas City Hard Red Winter Wheat Futures	Dec-22	2	(91,250)	(5,988)
Kansas City Hard Red Winter Wheat Futures	Mar-23	1	(45,563)	(1,200)
Lean Hogs Futures	Oct-22	4	(146,440)	(1,410)
Lean Hogs Futures	Dec-22	2	(67,100)	(500)
Lean Hogs Futures	Feb-23	1	(35,120)	(1)
LME Aluminum Forward	Sep-22	1	(59,141)	6,171
LME Aluminum Forward	Sep-22	1	(59,131)	6,219
LME Aluminum Forward	Sep-22	414	(24,475,162)	2,293,578
LME Aluminum Forward	Oct-22	2	(118,350)	3,491
LME Aluminum Forward	Oct-22	1	(59,175)	(185)
LME Aluminum Forward	Oct-22	2	(118,350)	75
LME Aluminum Forward	Oct-22	1	(59,175)	1,813
LME Aluminum Forward	Nov-22	1	(58,867)	3,358
LME Aluminum Forward	Nov-22	1	(58,956)	1,819
LME Aluminum Forward	Dec-22	337	(19,899,850)	491,079
LME Copper Forward	Sep-22	181	(35,509,937)	1,877,224
LME Copper Forward	Sep-22	1	(195,988)	(4,283)
LME Copper Forward	Oct-22	2	(391,125)	(12,067)
LME Copper Forward	Nov-22	1	(195,267)	5,752
LME Copper Forward	Nov-22	1	(195,056)	8,556
LME Copper Forward	Dec-22	101	(19,681,113)	640,545
LME Lead Forward	Sep-22	10	(488,563)	29,030
LME Lead Forward	Sep-22	1	(48,769)	481
LME Lead Forward	Oct-22	1	(48,793)	608
LME Lead Forward	Oct-22	1	(48,824)	1,653

The accompanying notes are an integral part of the consolidated financial statements.
17

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
LME Lead Forward	Oct-22	2	$(97,575)	$3,050
LME Lead Forward	Nov-22	1	(48,731)	1,356
LME Lead Forward	Nov-22	1	(48,750)	775
LME Lead Forward	Dec-22	12	(585,000)	40,526
LME Nickel Forward	Sep-22	1	(128,022)	25,106
LME Nickel Forward	Oct-22	1	(128,178)	(4,264)
LME Nickel Forward	Oct-22	1	(128,181)	(5,931)
LME Nickel Forward	Oct-22	1	(128,253)	5,787
LME Nickel Forward	Nov-22	2	(256,719)	4,071
LME Zinc Forward	Sep-22	15	(1,323,188)	(21,407)
LME Zinc Forward	Dec-22	1	(86,050)	1,121
Long Gilt Futures	Dec-22	125	(15,672,739)	277,006
Lumber Futures	Nov-22	2	(106,392)	374
Micro E-mini Dow Jones Index Futures	Sep-22	1	(15,766)	322
Micro EUR/USD Futures	Sep-22	2	(25,140)	468
Milk Futures	Sep-22	1	(39,260)	360
Mill Wheat Euro	Dec-22	1	(16,305)	(930)
Mini H-Shares Index Futures	Sep-22	1	(8,687)	13
Mini HSI Index Futures	Sep-22	12	(303,092)	928
MSCI EAFE Index Futures	Sep-22	7	(639,485)	13,285
MSCI Emerging Markets Index Futures	Sep-22	13	(638,235)	3,420
MSCI Singapore Exchange ETS	Sep-22	7	(144,613)	2,623
Nasdaq 100 E-Mini	Sep-22	15	(3,685,575)	(54,550)
Nikkei 225 (Singapore Exchange)	Sep-22	15	(1,515,656)	3,401
NY Harbor Ultra-Low Sulfur Diesel Futures	Oct-22	6	(924,185)	36,284
NZD Currency Futures	Sep-22	31	(1,897,975)	74,970
OAT Futures	Dec-22	1	(19,788)	338
OMX Stockholm 30 Index Futures	Sep-22	34	(612,064)	25,714
Platinum Futures	Oct-22	5	(206,750)	8,210
Rapeseed Euro	Nov-22	1	(30,978)	1,683
Rapeseed Euro	Feb-23	1	(31,317)	2,123
Red Wheat Futures (Minneapolis Grain Exchange)	Dec-22	1	(46,475)	(550)
Russell 2000 E-Mini	Sep-22	2	(184,460)	(12,770)
S&P 500 E-Mini Futures	Sep-22	21	(4,154,325)	22,168
S&P Mid 400 E-Mini	Sep-22	1	(243,030)	1,540
S&P/TSX 60 IX Futures	Sep-22	1	(177,409)	3,624
SGX Iron Ore 62% Futures	Oct-22	14	(140,854)	616
Short BTP Future	Sep-22	34	(3,687,459)	13,085
Silver Futures	Dec-22	104	(9,298,640)	338,664
Silver Futures	Mar-23	1	(90,180)	7,190
STOXX Europe 600 Index	Sep-22	5	(104,314)	1,357
Sugar No. 11 (World)	Oct-22	268	(5,369,862)	30,653
Sugar No. 11 (World)	Mar-23	55	(1,094,632)	5,029
Sugar No. 11 (World)	May-23	1	(19,320)	(302)
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	Dec-22	168	(19,640,250)	87,672
U.S. Treasury 2-Year Notes (Chicago Board of Trade)	Dec-22	152	(31,665,874)	24,906
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	Dec-22	220	(24,380,468)	62,016
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-22	63	(8,558,156)	49,383
U.S. Treasury Ultra 10-Year Notes	Dec-22	13	(1,627,438)	11,078

The accompanying notes are an integral part of the consolidated financial statements.
18

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-22	12	$(1,794,000)	$(1,500)
Wheat (Chicago Board of Trade)	Dec-22	66	(2,743,950)	(32,475)
Wheat (Chicago Board of Trade)	Mar-23	3	(127,163)	(6,075)
WTI Crude Futures	Oct-22	10	(895,500)	(31,944)
				$11,079,897
Total Futures Contracts				$7,646,778

The accompanying notes are an integral part of the consolidated financial statements.
19

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Forward foreign currency contracts outstanding as of August 31, 2022 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	3,735,555	USD	2,565,025	Sep 01 2022	SOCIETE GENERALE	$(8,930)
AUD	2,688,720	USD	1,840,698	Sep 02 2022	SOCIETE GENERALE	(887)
AUD	4,366,289	EUR	3,000,000	Sep 15 2022	SOCIETE GENERALE	(29,538)
AUD	4,342,284	GBP	2,500,000	Sep 15 2022	SOCIETE GENERALE	66,830
AUD	2,800,000	JPY	262,516,072	Sep 15 2022	SOCIETE GENERALE	24,527
AUD	8,000,000	NZD	8,837,009	Sep 15 2022	SOCIETE GENERALE	68,681
AUD	800,000	USD	563,974	Sep 21 2022	SOCIETE GENERALE	(16,386)
BRL	10,612,146	USD	2,050,000	Sep 21 2022	SOCIETE GENERALE	(20,776)
CAD	400,000	JPY	42,594,856	Sep 01 2022	SOCIETE GENERALE	(2,061)
CAD	3,176,097	USD	2,420,232	Sep 01 2022	SOCIETE GENERALE	(1,922)
CAD	4,846,856	AUD	5,400,000	Sep 15 2022	SOCIETE GENERALE	(5,739)
CAD	3,774,392	EUR	2,875,000	Sep 15 2022	SOCIETE GENERALE	(18,553)
CAD	3,000,000	JPY	313,939,460	Sep 15 2022	SOCIETE GENERALE	21,598
CAD	769,101	USD	600,000	Sep 21 2022	SOCIETE GENERALE	(14,490)
CHF	405,187	USD	416,121	Sep 01 2022	SOCIETE GENERALE	(1,578)
CHF	2,834,419	USD	2,898,772	Sep 02 2022	SOCIETE GENERALE	1,308
CHF	3,143,433	EUR	3,250,000	Sep 15 2022	SOCIETE GENERALE	(49,755)
CHF	429,218	GBP	375,000	Sep 15 2022	SOCIETE GENERALE	3,857
CHF	1,500,000	JPY	212,651,775	Sep 15 2022	SOCIETE GENERALE	3,874
CHF	8,674,430	EUR	8,900,000	Sep 21 2022	SOCIETE GENERALE	(67,497)
CHF	848,541	USD	900,000	Sep 21 2022	SOCIETE GENERALE	(30,448)
CLP	90,601,746	USD	100,000	Sep 06 2022	SOCIETE GENERALE	968
CLP	90,662,246	USD	100,000	Sep 08 2022	SOCIETE GENERALE	996
CLP	91,180,856	USD	100,000	Sep 12 2022	SOCIETE GENERALE	1,499
CLP	360,251,563	USD	400,000	Sep 21 2022	SOCIETE GENERALE	346
CLP	89,248,856	USD	100,000	Oct 03 2022	SOCIETE GENERALE	(1,044)
CNH	2,050,550	USD	300,000	Sep 21 2022	SOCIETE GENERALE	(3,089)
COP	218,999,075	USD	50,000	Sep 21 2022	SOCIETE GENERALE	(714)
CZK	35,922,508	EUR	1,450,000	Sep 21 2022	SOCIETE GENERALE	9,797
EUR	14,951,008	USD	14,979,415	Sep 01 2022	SOCIETE GENERALE	46,637
EUR	12,895,134	GBP	11,076,851	Sep 02 2022	SOCIETE GENERALE	92,287
EUR	2,055,874	USD	2,065,125	Sep 02 2022	SOCIETE GENERALE	1,201
EUR	200,000	GBP	169,947	Sep 15 2022	SOCIETE GENERALE	3,708
EUR	300,000	HUF	123,075,420	Sep 15 2022	SOCIETE GENERALE	(5,875)
EUR	1,400,000	JPY	191,917,516	Sep 15 2022	SOCIETE GENERALE	25,287
EUR	200,000	PLN	949,888	Sep 15 2022	SOCIETE GENERALE	(433)
EUR	3,125,000	SEK	33,005,109	Sep 15 2022	SOCIETE GENERALE	45,175
EUR	3,700,000	CHF	3,565,020	Sep 21 2022	SOCIETE GENERALE	70,285
EUR	500,000	CZK	12,386,558	Sep 21 2022	SOCIETE GENERALE	(3,357)
EUR	3,000,000	GBP	2,555,245	Sep 21 2022	SOCIETE GENERALE	49,480
EUR	1,000,000	HUF	407,337,238	Sep 21 2022	SOCIETE GENERALE	(10,308)
EUR	3,050,000	JPY	417,207,291	Sep 21 2022	SOCIETE GENERALE	61,282
EUR	800,000	NOK	7,804,447	Sep 21 2022	SOCIETE GENERALE	19,462
EUR	2,250,000	PLN	10,782,819	Sep 21 2022	SOCIETE GENERALE	(21,916)
EUR	2,000,000	SEK	21,254,320	Sep 21 2022	SOCIETE GENERALE	16,822
EUR	1,300,000	USD	1,309,027	Sep 21 2022	SOCIETE GENERALE	(742)
GBP	5,214,953	USD	6,105,929	Sep 01 2022	SOCIETE GENERALE	(47,626)
GBP	86,141	EUR	100,000	Sep 02 2022	SOCIETE GENERALE	(435)
GBP	11,076,851	USD	12,885,942	Sep 02 2022	SOCIETE GENERALE	(17,532)

The accompanying notes are an integral part of the consolidated financial statements.
20

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
GBP	2,022,949	EUR	2,400,000	Sep 15 2022	SOCIETE GENERALE	$(63,570)
GBP	1,500,000	JPY	243,459,700	Sep 15 2022	SOCIETE GENERALE	(11,447)
GBP	3,672,298	EUR	4,350,000	Sep 21 2022	SOCIETE GENERALE	(109,872)
GBP	900,000	USD	1,065,125	Sep 21 2022	SOCIETE GENERALE	(19,168)
HUF	161,192,358	EUR	400,000	Sep 21 2022	SOCIETE GENERALE	(226)
IDR	743,406,376	USD	50,000	Sep 21 2022	SOCIETE GENERALE	49
ILS	3,246,256	USD	1,000,000	Sep 15 2022	SOCIETE GENERALE	(24,675)
ILS	2,281,709	USD	700,000	Sep 21 2022	SOCIETE GENERALE	(14,281)
INR	508,437,440	USD	6,427,364	Sep 02 2022	SOCIETE GENERALE	(29,706)
INR	606,001,474	USD	7,600,000	Sep 06 2022	SOCIETE GENERALE	22,563
INR	607,289,400	USD	7,600,000	Sep 12 2022	SOCIETE GENERALE	34,633
INR	48,042,600	USD	600,000	Sep 19 2022	SOCIETE GENERALE	3,594
INR	19,983,550	USD	250,000	Sep 21 2022	SOCIETE GENERALE	1,023
INR	608,457,459	USD	7,600,000	Sep 23 2022	SOCIETE GENERALE	41,736
INR	48,071,700	USD	600,000	Sep 26 2022	SOCIETE GENERALE	3,579
INR	607,392,167	USD	7,600,000	Sep 29 2022	SOCIETE GENERALE	24,236
INR	250,395,620	USD	3,138,764	Oct 03 2022	SOCIETE GENERALE	3,223
JPY	42,363,400	CAD	400,000	Sep 01 2022	SOCIETE GENERALE	394
JPY	48,695,720	EUR	350,703	Sep 01 2022	SOCIETE GENERALE	(1,921)
JPY	475,388,516	USD	3,426,222	Sep 01 2022	SOCIETE GENERALE	(4,079)
JPY	42,262,800	CAD	400,000	Sep 02 2022	SOCIETE GENERALE	(308)
JPY	814,829,530	USD	5,868,838	Sep 02 2022	SOCIETE GENERALE	(2,785)
JPY	56,641,560	AUD	600,000	Sep 15 2022	SOCIETE GENERALE	(2,459)
JPY	40,391,705	GBP	250,000	Sep 15 2022	SOCIETE GENERALE	575
JPY	170,689,414	EUR	1,250,000	Sep 21 2022	SOCIETE GENERALE	(27,258)
JPY	108,624,717	USD	800,000	Sep 21 2022	SOCIETE GENERALE	(16,792)
KRW	2,812,557,060	USD	2,100,000	Sep 06 2022	SOCIETE GENERALE	2,943
KRW	3,090,073,588	USD	2,300,000	Sep 19 2022	SOCIETE GENERALE	10,942
KRW	732,861,926	USD	550,000	Sep 21 2022	SOCIETE GENERALE	(1,903)
MXN	39,000,000	USD	1,936,194	Sep 15 2022	SOCIETE GENERALE	(5,957)
MXN	86,301,087	USD	4,250,000	Sep 21 2022	SOCIETE GENERALE	16,227
NOK	23,451,296	EUR	2,375,000	Sep 15 2022	SOCIETE GENERALE	(28,698)
NOK	25,500,000	SEK	27,265,263	Sep 15 2022	SOCIETE GENERALE	7,061
NOK	39,204,562	EUR	3,950,000	Sep 21 2022	SOCIETE GENERALE	(28,636)
NZD	1,800,000	JPY	152,914,824	Sep 15 2022	SOCIETE GENERALE	(716)
NZD	1,200,000	USD	760,135	Sep 21 2022	SOCIETE GENERALE	(25,949)
PEN	193,214	USD	50,000	Sep 21 2022	SOCIETE GENERALE	108
PHP	2,811,787	USD	50,000	Sep 21 2022	SOCIETE GENERALE	49
PLN	19,932,262	EUR	4,200,000	Sep 21 2022	SOCIETE GENERALE	(577)
SEK	7,274,738	EUR	700,000	Sep 21 2022	SOCIETE GENERALE	(21,314)
SGD	412,038	USD	300,000	Sep 21 2022	SOCIETE GENERALE	(5,125)
THB	7,055,033	USD	200,000	Sep 21 2022	SOCIETE GENERALE	(6,282)
TRY	12,791,452	USD	700,000	Sep 15 2022	SOCIETE GENERALE	(4,334)
TWD	26,907,522	USD	900,000	Sep 08 2022	SOCIETE GENERALE	(15,560)
TWD	9,019,019	USD	300,000	Sep 21 2022	SOCIETE GENERALE	(3,389)
USD	2,579,812	AUD	3,735,555	Sep 01 2022	SOCIETE GENERALE	23,717
USD	2,425,233	CAD	3,176,097	Sep 01 2022	SOCIETE GENERALE	6,922
USD	418,480	CHF	405,187	Sep 01 2022	SOCIETE GENERALE	3,937
USD	14,602,729	EUR	14,600,305	Sep 01 2022	SOCIETE GENERALE	(70,860)
USD	6,078,549	GBP	5,214,953	Sep 01 2022	SOCIETE GENERALE	20,246

The accompanying notes are an integral part of the consolidated financial statements.
21

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	3,776,500	JPY	523,852,780	Sep 01 2022	SOCIETE GENERALE	$5,482
USD	1,843,686	AUD	2,688,720	Sep 02 2022	SOCIETE GENERALE	3,876
USD	2,037,879	CAD	2,674,727	Sep 02 2022	SOCIETE GENERALE	1,322
USD	2,913,259	CHF	2,834,419	Sep 02 2022	SOCIETE GENERALE	13,179
USD	14,980,405	EUR	14,951,008	Sep 02 2022	SOCIETE GENERALE	(46,619)
USD	6,400,000	INR	508,437,440	Sep 02 2022	SOCIETE GENERALE	2,342
USD	5,877,073	JPY	814,829,530	Sep 02 2022	SOCIETE GENERALE	11,020
USD	1,840,817	AUD	2,688,720	Sep 06 2022	SOCIETE GENERALE	910
USD	2,899,602	CHF	2,834,419	Sep 06 2022	SOCIETE GENERALE	(1,313)
USD	100,000	CLP	91,319,000	Sep 06 2022	SOCIETE GENERALE	(1,767)
USD	2,065,660	EUR	2,055,874	Sep 06 2022	SOCIETE GENERALE	(1,201)
USD	6,659,323	GBP	5,734,450	Sep 06 2022	SOCIETE GENERALE	(3,097)
USD	7,600,000	INR	601,752,200	Sep 06 2022	SOCIETE GENERALE	30,886
USD	5,870,414	JPY	814,829,530	Sep 06 2022	SOCIETE GENERALE	2,748
USD	2,100,000	KRW	2,755,158,000	Sep 06 2022	SOCIETE GENERALE	39,974
USD	100,000	CLP	90,653,470	Sep 08 2022	SOCIETE GENERALE	(987)
USD	900,000	TWD	26,977,254	Sep 08 2022	SOCIETE GENERALE	13,268
USD	100,000	CLP	90,741,430	Sep 12 2022	SOCIETE GENERALE	(1,009)
USD	7,600,000	INR	606,443,626	Sep 12 2022	SOCIETE GENERALE	(24,000)
USD	1,742,543	AUD	2,500,000	Sep 15 2022	SOCIETE GENERALE	31,512
USD	2,865,756	CAD	3,700,000	Sep 15 2022	SOCIETE GENERALE	48,813
USD	1,317,398	CHF	1,250,000	Sep 15 2022	SOCIETE GENERALE	37,104
USD	3,700,000	CNH	25,197,343	Sep 15 2022	SOCIETE GENERALE	51,725
USD	2,165,951	EUR	2,125,000	Sep 15 2022	SOCIETE GENERALE	28,286
USD	1,890,898	GBP	1,562,500	Sep 15 2022	SOCIETE GENERALE	75,222
USD	500,000	HUF	205,462,870	Sep 15 2022	SOCIETE GENERALE	(13,614)
USD	1,300,000	ILS	4,225,628	Sep 15 2022	SOCIETE GENERALE	30,426
USD	1,856,649	JPY	250,000,000	Sep 15 2022	SOCIETE GENERALE	55,019
USD	2,000,000	NOK	19,367,688	Sep 15 2022	SOCIETE GENERALE	50,573
USD	1,640,209	NZD	2,600,000	Sep 15 2022	SOCIETE GENERALE	49,490
USD	1,800,000	PLN	8,406,243	Sep 15 2022	SOCIETE GENERALE	15,675
USD	2,200,000	SEK	22,882,525	Sep 15 2022	SOCIETE GENERALE	51,838
USD	6,000,000	SGD	8,267,651	Sep 15 2022	SOCIETE GENERALE	83,437
USD	2,300,000	TRY	43,837,492	Sep 15 2022	SOCIETE GENERALE	(84,112)
USD	900,000	TWD	26,898,570	Sep 15 2022	SOCIETE GENERALE	15,598
USD	1,400,000	ZAR	23,212,140	Sep 15 2022	SOCIETE GENERALE	46,673
USD	600,000	INR	47,983,877	Sep 19 2022	SOCIETE GENERALE	(2,856)
USD	2,300,000	KRW	3,072,992,665	Sep 19 2022	SOCIETE GENERALE	1,832
USD	100,000	CLP	90,585,144	Sep 20 2022	SOCIETE GENERALE	(686)
USD	1,736,946	AUD	2,500,000	Sep 21 2022	SOCIETE GENERALE	25,734
USD	600,000	BRL	3,097,562	Sep 21 2022	SOCIETE GENERALE	7,693
USD	2,200,000	CAD	2,847,760	Sep 21 2022	SOCIETE GENERALE	32,027
USD	4,800,000	CHF	4,578,912	Sep 21 2022	SOCIETE GENERALE	107,707
USD	850,000	CLP	784,802,277	Sep 21 2022	SOCIETE GENERALE	(22,147)
USD	3,100,000	CNH	20,918,287	Sep 21 2022	SOCIETE GENERALE	71,115
USD	300,000	COP	1,320,289,829	Sep 21 2022	SOCIETE GENERALE	2,866
USD	3,578,785	EUR	3,500,000	Sep 21 2022	SOCIETE GENERALE	56,479
USD	3,988,737	GBP	3,300,000	Sep 21 2022	SOCIETE GENERALE	153,563
USD	150,000	IDR	2,237,307,249	Sep 21 2022	SOCIETE GENERALE	(625)
USD	1,200,000	ILS	3,977,021	Sep 21 2022	SOCIETE GENERALE	4,791

The accompanying notes are an integral part of the consolidated financial statements.
22

Abbey Capital Multi Asset Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2022

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
USD	1,200,000	INR	96,059,320	Sep 21 2022	SOCIETE GENERALE	$(6,645)
USD	4,200,000	JPY	564,596,790	Sep 21 2022	SOCIETE GENERALE	129,135
USD	3,000,000	KRW	3,920,392,947	Sep 21 2022	SOCIETE GENERALE	67,996
USD	1,600,000	MXN	32,186,481	Sep 21 2022	SOCIETE GENERALE	8,887
USD	3,012,700	NZD	4,800,000	Sep 21 2022	SOCIETE GENERALE	75,954
USD	50,000	PEN	193,505	Sep 21 2022	SOCIETE GENERALE	(184)
USD	100,000	PHP	5,574,931	Sep 21 2022	SOCIETE GENERALE	767
USD	1,800,000	SGD	2,489,822	Sep 21 2022	SOCIETE GENERALE	18,158
USD	750,000	THB	26,755,328	Sep 21 2022	SOCIETE GENERALE	15,350
USD	1,200,000	TWD	35,973,303	Sep 21 2022	SOCIETE GENERALE	16,934
USD	1,450,000	ZAR	24,368,399	Sep 21 2022	SOCIETE GENERALE	30,108
USD	7,600,000	INR	607,973,400	Sep 23 2022	SOCIETE GENERALE	(35,657)
USD	100,000	CLP	95,336,144	Sep 26 2022	SOCIETE GENERALE	(5,848)
USD	600,000	INR	48,077,400	Sep 26 2022	SOCIETE GENERALE	(3,650)
USD	7,600,000	INR	608,765,928	Sep 29 2022	SOCIETE GENERALE	(41,480)
USD	600,000	INR	48,088,200	Sep 30 2022	SOCIETE GENERALE	(3,568)
USD	1,200,000	TWD	36,449,480	Sep 30 2022	SOCIETE GENERALE	826
USD	7,600,000	INR	607,641,964	Oct 03 2022	SOCIETE GENERALE	(24,746)
USD	2,300,000	KRW	3,089,226,025	Oct 04 2022	SOCIETE GENERALE	(10,911)
ZAR	6,597,151	USD	400,000	Sep 21 2022	SOCIETE GENERALE	(15,599)
Total Forward Foreign Currency Contracts						$1,206,185

AUD	Australian Dollar	LME	London Mercantile Exchange
BRL	Brazilian Real	MIB	Milano Indice di Borsa
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Yuan Renminbi	OMX	Stockholm Stock Exchange
COP	Colombian Peso	PHP	Philippine Peso
CZK	Czech Koruna	PLN	Polish Zloty
DAX	Deutscher Aktienindex	RBOB	Reformulated Blendstock for Oxygenate Blending
DJIA	Dow Jones Industrial Average	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
FTSE	Financial Times Stock Exchange	THB	Thai Baht
GBP	British Pound	TRY	Turkish Lira
HUF	Hungarian Forint	TWD	Taiwan Dollar
ILS	Israeli New Shekel	USD	United States Dollar
INR	Indian Rupee	WTI	West Texas Intermediate
JPY	Japanese Yen	ZAR	South African Rand
KRW	Korean Won

The accompanying notes are an integral part of the consolidated financial statements.
23

Abbey Capital Multi Asset Fund

Consolidated Statement of Assets And Liabilities

August 31, 2022

ASSETS
Investments, at value (cost $297,648,505)	$297,267,769
Foreign currency deposits with broker for futures contracts (cost $1,385,454)	1,384,926
Deposits with broker for forward foreign currency contracts	5,214,517
Deposits with broker for futures contracts	25,148,008
Receivables for:
Capital shares sold	5,863,482
Interest receivable	26,493
Unrealized appreciation on forward foreign currency contracts	2,487,984
Unrealized appreciation on futures contracts	17,113,430
Prepaid expenses and other assets	39,947
Total assets	$354,546,556

LIABILITIES
Payables for:
Captial shares redeemed	13,568
Advisory fees	454,103
Administration and accounting services fees	13,600
Unrealized depreciation on forward foreign currency contracts	1,281,799
Unrealized depreciation on futures contracts	9,466,652
Other accrued expenses and liabilities	69,548
Total liabilities	$11,299,270
Net assets	$343,247,286

NET ASSETS CONSIST OF:
Par value	$28,707
Paid-in capital	355,315,782
Total distributable earnings/(losses)	(12,097,203)
Net assets	$343,247,286

CLASS A SHARES:
Net assets	$808,012
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	67,645
Net asset value and redemption price per share	$11.94
Maxium offering price per share (100/94.25 of $11.94)	$12.67

CLASS I SHARES:
Net assets	$341,814,954
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	28,587,068
Net asset value, offering and redemption price per share	$11.96

CLASS C SHARES:
Net assets	$624,320
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	52,688
Net asset value, offering and redemption price per share	$11.85

The accompanying notes are an integral part of the consolidated financial statements.
24

Abbey Capital Multi Asset Fund

Consolidated Statement of Operations

For the YEAR Ended August 31, 2022

INVESTMENT INCOME
Interest	$1,126,076
Total investment income	1,126,076
EXPENSES
Advisory fees (Note 2)	2,974,871
Administration and accounting services fees (Note 2)	99,906
Audit and tax service fees	73,898
Registration and filing fees	50,640
Legal fees	41,861
Director fees	22,377
Printing and shareholder reporting fees	15,701
Custodian fees (Note 2)	14,132
Transfer agent fees (Note 2)	8,737
Officer fees	8,148
Distribution fees (Class C Shares) (Note 2)	1,713
Distribution fees (Class A Shares) (Note 2)	499
Other expenses	12,859
Total expenses before waivers and/or reimbursements	3,325,342
Less: waivers and/or reimbursements (Note 2)	(312,567)
Net expenses after waivers and/or reimbursements	3,012,775
Net investment income/(loss)	(1,886,699)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(57,311)
Futures contracts	7,605,515
Foreign currency transactions	36,083
Forward foreign currency contracts	2,243,127
Net change in unrealized appreciation/(depreciation) on:
Investments	(378,047)
Futures contracts	4,666,933
Foreign currency translations	(1,337)
Forward foreign currency contracts	1,436,474
Net realized and unrealized gain/(loss) from investments	15,551,437
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$$13,664,738

The accompanying notes are an integral part of the consolidated financial statements.
25

Abbey Capital Multi Asset Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(1,886,699)	$(1,040,349)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	9,827,414	10,135,593
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, foreign currency translations and forward foreign currency contracts	5,724,023	(7,494)
Net increase/(decrease) in net assets resulting from operations	13,664,738	9,087,750
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(10,931,120)	(4,134,208)
Net decrease in net assets from dividends and distributions to shareholders	(10,931,120)	(4,134,208)
CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	1,346,515	—
Shares redeemed	(541,920)	—
Total from Class A Shares	804,595	—
Class I Shares
Proceeds from shares sold	278,631,362	52,031,717
Proceeds from reinvestment of distributions	10,666,118	4,109,948
Shares redeemed	(44,846,418)	(4,018,611)
Total from Class I Shares	244,451,062	52,123,054
Class C Shares
Proceeds from shares sold	709,761	—
Shares redeemed	(99,936)	—
Total from Class C Shares	609,825	—
Net increase/(decrease) in net assets from capital share transactions	245,865,482	52,123,054
Total increase/(decrease) in net assets	248,599,100	57,076,596
NET ASSETS:
Beginning of period	94,648,186	37,571,590
End of period	$343,247,286	$94,648,186

The accompanying notes are an integral part of the consolidated financial statements.
26

Abbey Capital Multi Asset Fund

Consolidated Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
SHARE TRANSACTIONS:
Class A Shares
Shares sold	112,990	—
Shares redeemed	(45,345)	—
Total Class A Shares	67,645	—
Class I Shares
Shares sold	23,584,424	4,470,348
Shares reinvested	957,461	397,480
Shares redeemed	(3,858,008)	(359,377)
Total Class I Shares	20,683,877	4,508,451
Class C Shares
Shares sold	61,350	—
Shares redeemed	(8,662)	—
Total Class C Shares	52,688	—
Net increase/(decrease) in shares outstanding	20,804,210	4,508,451

The accompanying notes are an integral part of the consolidated financial statements.
27

Abbey Capital Multi Asset Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the consolidated financial statements.

	For The Period February 16, 2022 to august 31, 2022(1)
Per Share Operating Performance
Net asset value, beginning of period	$11.21
Net investment income/(loss)(2)	(0.06)
Net realized and unrealized gain/(loss) from investments	0.79
Net increase/(decrease) in net assets resulting from operations	0.73
Dividends and distributions to shareholders from:
Net investment income	—
Net realized capital gains	—
Total dividends and distributions to shareholders	—
Net asset value, end of period	$11.94
Total investment return/(loss)(3)	6.51	%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$808
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(6)	2.04	%(5)
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(6)	2.04	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(6)	2.23	%(5)
Ratio of net investment income/(loss) to average net assets	(0.87	)%(5)
Portfolio turnover rate(7)	0	%(4)

(1)	Inception date of Class A Shares of the Fund was February 16, 2022.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestments of dividends and distributions, if any. Total return does not reflect any applicable sales charge.

(4)	Not Annualized
(5)	Annualized
(6)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.04% of the Fund’s average daily net assets attributable to Class A Shares.

(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.
28

Abbey Capital Multi Asset Fund

Consolidated Financial Highlights (Continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Period Ended August 31, 2018(1)
Per Share Operating Performance
Net asset value, beginning of period	$11.98	$11.07	$10.94	$10.65	$10.00
Net investment income/(loss)(2)	(0.13)	(0.21)	(0.08)	0.02	(0.01)
Net realized and unrealized gain/(loss) from investments	1.29	2.21	1.38	1.09	0.66
Net increase/(decrease) in net assets resulting from operations	1.16	2.00	1.30	1.11	0.65
Dividends and distributions to shareholders from:
Net investment income	(0.34)	(0.17)	(0.96)	(0.36)	—
Net realized capital gains	(0.84)	(0.92)	(0.21)	(0.46)	—
Total dividends and distributions to shareholders	(1.18)	(1.09)	(1.17)	(0.82)	—
Net asset value, end of period	$11.96	$11.98	$11.07	$10.94	$10.65
Total investment return/(loss)(3)	10.40%	19.72%	13.97%	12.20%	6.50	%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$341,815	$94,948	$37,572	$28,242	$21,608
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(6)	1.79%	1.84%	1.79%	1.79%	1.79	%(5)
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(6)	1.79%	1.79%	1.79%	1.79%	1.79	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(6)	1.98%	2.28%	2.45%	2.27%	2.84	%(5)
Ratio of net investment income/(loss) to average net assets	(1.12)%	(1.80)%	(0.76)%	0.25%	(0.25	)%(5)
Portfolio turnover rate(7)	0%	0%	0%	0%	0	%(4)

(1)	Inception date of Class I Shares of the Fund was April 11, 2018.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.
(6)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.79% of the Fund’s average daily net assets attributable to Class I Shares.

(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.
29

Abbey Capital Multi Asset Fund

Consolidated Financial Highlights (Concluded)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the consolidated financial statements.

	For The Period November 8, 2021 To August 31, 2022(1)
Per Share Operating Performance
Net asset value, beginning of period	$12.51
Net investment income/(loss)(2)	(0.18)
Net realized and unrealized gain/(loss) from investments	0.70
Net increase/(decrease) in net assets resulting from operations	0.52
Dividends and distributions to shareholders from:
Net investment income	(0.34)
Net realized capital gains	(0.84)
Total dividends and distributions to shareholders	(1.18)
Net asset value, end of period	$11.85
Total investment return/(loss)(3)	4.84	%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$624
Ratio of expenses to average net assets with waivers and/or reimbursements (including interest expense)(6)	2.79	%(5)
Ratio of expenses to average net assets with waivers and/or reimbursements (excluding interest expense)(6)	2.79	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements (including interest expense)(6)	2.98	%(5)
Ratio of net investment income/(loss) to average net assets	(1.88	)%(5)
Portfolio turnover rate(7)	0	%(4)

(1)	Inception date of Class C Shares of the Fund was November 8, 2021.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.
(6)

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired Fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 2.79% of the Fund’s average daily net assets attributable to Class C Shares.

(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the consolidated financial statements.
30

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements

August 31, 2022

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has forty-eight separate investment portfolios, including the Abbey Capital Multi Asset Fund (the “Fund”), which commenced investment operations on April 11, 2018. The Fund is authorized to offer three classes of shares, Class A Shares, Class I Shares and Class C Shares. Class A Shares are sold subject to a front-end maximum sales charge of 5.75%. Front-end sales charges may be reduced or waived under certain circumstances.

RBB has authorized capital of one hundred billion shares of common stock of which 90.023 billion shares are currently classified into two hundred and eleven classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy, a “Long U.S. Equity” strategy and a “Fixed Income” strategy.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The end of the reporting period for the Fund is August 31, 2022, and the period covered by these Notes to Consolidated Financial Statements is the fiscal year ended August 31, 2022 (the “current fiscal period”).

Consolidation of Subsidiaries — The Managed Futures strategy is achieved by the Fund investing up to 25% of its total assets in ACMAF Master Offshore Limited (the “Cayman Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the acts of the Cayman Islands. Effective on or about November 12, 2020, the Fund’s previous wholly-owned subsidiary, the Abbey Capital Multi Asset Offshore Fund Limited, became a wholly-owned subsidiary of the Cayman Subsidiary through a share exchange between the Fund and the Cayman Subsidiary and registered as a segregated portfolio company under the acts of the Cayman Islands under the name ACMAF Offshore SPC (the “SPC”). The Cayman Subsidiary invests all or substantially all of its assets in segregated portfolios of the SPC. The Cayman Subsidiary serves solely as an intermediate entity through which the Fund invests in the SPC and makes no independent investment decisions and has no investment or other discretion over the Fund’s investable assets.

Effective on or about July 8, 2021, the Fund may also invest a portion of its assets in segregated series of another wholly-owned subsidiary of the Fund, the ACMAF Onshore Series LLC (the “Onshore Subsidiary”), a Delaware series limited liability company.

The consolidated financial statements of the Fund include the financial statements of the Cayman Subsidiary, the Onshore Subsidiary and SPC. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Cayman Subsidiary and SPC were $70,845,220 which represented 20.64% of the Fund’s net assets. As of the end of the reporting period, the net assets of the Onshore Subsidiary were $49,154,657, which represented 14.32% of the Fund’s net assets.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with

31

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 –	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 –	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$297,267,769	$297,267,769	$—	$—
Commodity Contracts
Futures Contracts	6,421,372	6,421,372	—	—
Equity Contracts
Futures Contracts	5,813,728	5,813,728	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	2,487,984	—	2,487,984	—
Futures Contracts	2,163,453	2,163,453	—	—
Interest Rate Contracts
Futures Contracts	2,714,877	2,714,877	—	—
Total Assets	$316,869,183	$314,381,199	$2,487,984	$—

	Total	Level 1	Level 2	Level 3
Commodity Contracts
Futures Contracts	$(6,378,084)	$(6,378,084)	$—	$—
Equity Contracts
Futures Contracts	(2,584,398)	(2,584,398)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(1,281,799)	—	(1,281,799)	—
Futures Contracts	(368,945)	(368,945)	—	—
Interest Rate Contracts
Futures Contracts	(135,225)	(135,225)	—	—
Total Liabilities	$(10,748,451)	$(9,466,652)	$(1,281,799)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

32

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Disclosures about Derivative instruments and Hedging Activities — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, interest rates and commodities (through investment in the Cayman Subsidiary, the SPC and the Onshore Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

The following tables list the fair values of the Fund’s derivative holdings and location on the Consolidated Statement of Assets and Liabilities as of the end of the reporting period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Asset Derivatives
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	$—	$—	$2,487,984	$—	$2,487,984
Futures Contracts (a)	Unrealized appreciation on futures contracts	5,813,728	2,714,877	2,163,453	6,421,372	17,113,430
Total Value- Assets		$5,813,728	$2,714,877	$4,651,437	$6,421,372	$19,601,414
Liability Derivatives
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	$—	$—	$(1,281,799)	$—	$(1,281,799)
Futures Contracts (a)	Unrealized depreciation on futures contracts	(2,584,398)	(135,225)	(368,945)	(6,378,084)	(9,466,652)
Total Value- Liabilities		$(2,584,398)	$(135,225)	$(1,650,744)	$(6,378,084)	$(10,748,451)

(a)	This amount represents the cumulative appreciation/(depreciation) of forwards and futures contracts as reported on the Consolidated Portfolio of Investments.

33

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Realized Gain/(Loss)
Futures Contracts	Net realized gain/(loss) from Futures Contracts	$(15,702,697)	$10,589,314	$6,539,138	$6,179,760	$7,605,515
Forward Contracts	Net realized gain/(loss) from Forward Foreign Currency Contracts	—	—	2,243,127	—	2,243,127
Total Realized Gain/(Loss)		$(15,702,697)	$10,589,314	$8,782,265	$6,179,760	$9,848,642

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Commodity Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$436,363	$2,692,183	$1,839,186	$(300,799)	$4,666,933
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	1,436,474	—	1,436,474
Total Change in Unrealized Appreciation/(Depreciation)		$436,363	$2,692,183	$3,275,660	$(300,799)	$6,103,407

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts — Payable (Value at Trade Date)	Forward Foreign Currency Contracts — Receivable (Value at Trade Date)
$344,945,646	$(444,681,026)	$(281,910,250)	$281,998,277

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

34

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$2,487,984	$(1,281,799)	$—	$1,206,185	$1,281,799	$(1,281,799)	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (formerly, PENN Capital Funds Trust) (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

35

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

The Cayman Subsidiary is registered as an “exempted company” and the SPC as an “exempted segregated portfolio company” pursuant to the Companies Act (Revised) of the Cayman Islands (as amended). Each of the Cayman Subsidiary and the SPC has received an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no act that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Cayman Subsidiary or the SPC, or to the shareholders thereof, in respect of any such property or income. For U.S. federal income tax purposes, the Cayman Subsidiary is treated as a “controlled foreign corporation” and the SPC is treated as disregarded from its owner, the Cayman Subsidiary, for U.S. income tax purposes. The Onshore Subsidiary is treated as an entity disregarded from its owner, the Fund, for U.S. income tax purposes.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk —Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

36

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

Counterparty Risk — The derivative contracts entered into by the Fund, the Cayman Subsidiary, Onshore Subsidiary or the SPC may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade, but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Coronavirus (COVID-19) Pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

UKRAINE-RUSSIA CONFLICT RISK — In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments, even beyond any direct exposure the Fund may have to issuers located in these countries.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to potentially unlimited risk of loss.

Forward Foreign Currency Contracts — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund uses forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment objective. These contracts

37

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Abbey Capital Limited (“Abbey Capital” or the “Adviser”) serves as the investment adviser to the Fund, the Cayman Subsidiary, Onshore Subsidiary and the SPC. The Adviser allocates the assets of the Onshore Subsidiary and SPC (via the Cayman Subsidiary) to one or more Trading Advisers unaffiliated with the Adviser to manage. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. The Adviser compensates the Trading Advisers out of the Advisory Fee.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to the rates (“Expense Caps”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2022 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2022.

Advisory Fee	Expense Caps
	Class A	Class I	Class C
1.77%	2.04%	1.79%	2.79%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

Gross Advisory Fees	Waivers and/or Reimbursements	Net Advisory Fees
$2,974,871	$(312,567)	$2,662,304

38

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

If at any time the Fund’s total annual fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2023	August 31, 2024	August 31, 2025	Total
$195,654	$254,268	$312,567	$762,489

Aspect Capital Limited, Crabel Capital Management, LLC, Eclipse Capital Management, Inc., Revolution Capital Management, LLC, Tudor Investment Corporation and Welton Investment Partners, LLC each served as a Trading Adviser to the Fund during the period.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

The Board has adopted a Plan of Distribution for the Class A Shares and Class C Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan.

3. Director And Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing &

39

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases or sales of investment securities or long-term U.S. Government securities (excluding short-term investments and derivative transactions) by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2022, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$335,548,310	$11,447,106	$(25,688,872)	$(14,241,766)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to timing differences related to taxable income from a wholly-owned controlled foreign corporation.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2022, primarily attributable to disallowed book income from the Cayman Subsidiary, were reclassified to the following accounts:

Distributable Earnings/(Loss)	Paid-In Capital
$(15,918,422)	$15,918,422

As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Qualified Late-Year Losses	Other Temporary Differences
$14,228,148	$—	$(24,300,369)	$—	$2,024,982	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Cayman Subsidiary for federal income tax purposes.

40

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2021 and August 31, 2022 was as follows:

	Ordinary Income	Long-Term Gains	Total
2022	$7,325,763	$3,605,357	$10,931,120
2021	$2,064,972	$2,069,235	$4,134,207

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2022, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2022. The Fund deferred qualified late-year losses of $2,024,982 which will be treated as arising on the first business day of the following fiscal year.

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2022, the Fund had no unlimited short-term or long-term capital loss carryovers to offset future capital gains.

6. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 may require the Fund to observe more stringent requirements than were previously imposed by the 1940 Act, which could adversely affect the ability of the Fund to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved new valuation procedures for the Fund.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and

41

Abbey Capital Multi Asset Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2022

establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

42

Abbey Capital Multi Asset Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Abbey Capital Multi Asset Fund and
Board of Directors of The RBB Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Abbey Capital Multi Asset Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2022, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the four years in the period then ended and the period from April 11, 2018 (commencement of operations) through August 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2022, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the four years in the period then ended and the period from April 11, 2018 (commencement of operations) through August 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Abbey Capital investment companies since 2014.

Philadelphia, Pennsylvania
October 28, 2022

43

Abbey Capital Multi Asset Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2022. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022. During the fiscal year ended August 31, 2022, the Fund paid no ordinary income dividends that are designated as “qualified dividend income” to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund is 49.26%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

44

Abbey Capital Multi Asset Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6484 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Approval of Advisory Agreement and Trading Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewals of (1) the investment advisory agreement between Abbey Capital and the Company on behalf of the Fund (the “Investment Advisory Agreement”), (2) each of the separate advisory agreements between the Cayman Subsidiary, the Onshore Subsidiary and SPC (the “Subsidiaries”) and Abbey Capital (collectively, the “Subsidiary Investment Advisory Agreements”), and (3) the trading advisory agreements between Abbey Capital and Aspect Capital Limited, Crabel Capital Management, LLC, Eclipse Capital Management, Inc., Revolution Capital Management, LLC, Tudor Investment Corporation and Welton Investment Partners LLC (each, a “Trading Adviser”)(the “Trading Advisory Agreements”), at a meeting of the Board held on May 11-12, 2022 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements for an additional one-year term ending August 16, 2023. The Board’s decision to approve the Advisory Agreement, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements, the Board considered information provided by Abbey Capital and each of the Trading Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Abbey Capital with respect to the Fund, the Subsidiary Investment Advisory Agreements, and the Trading Advisory Agreements between Abbey Capital and each Trading Adviser with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Abbey Capital and each Trading Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Abbey Capital’s and the Trading Advisers’ investment philosophies and processes; (iv) Abbey Capital’s and the Trading Advisers’ assets under management and client descriptions; (v) Abbey Capital’s and the Trading Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Abbey Capital’s and the Trading Advisers’ advisory fee arrangements with the Company and other similarly managed clients, as applicable; (vii) Abbey Capital’s and the Trading Advisers’ compliance procedures; (viii) Abbey Capital’s and the Trading Advisers’ financial information and insurance coverage, as applicable, and Abbey Capital’s profitability analysis; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

45

Abbey Capital Multi Asset Fund

Other Information (Continued)

(Unaudited)

As part of their review, the Directors considered the nature, extent and quality of the services provided by Abbey Capital and each Trading Adviser. The Directors concluded that Abbey Capital and each Trading Adviser had substantial resources to provide services to the Fund and the Subsidiaries, as applicable.

The Directors also considered the investment performance of the Fund, noting that the Fund had outperformed its benchmark, the S&P 500 Total Return Index, for the year-to-date, one-year and three-year periods, and underperformed its benchmark for the five-year and ten-year periods, each ended March 31, 2022. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund ranked in the 1st quintile within its Lipper Performance Group for the two-year, three-year and since-inception periods ended December 31, 2021.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisor fee ranked in the 5th quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 4th quintile of its Lipper Expense Group. The Directors also considered the fees payable to each Trading Adviser under the Trading Advisory Agreements and the information provided by Abbey Capital on the services provided by the different Trading Advisers. In this regard, the Directors noted that the fees for each Trading Adviser were payable by Abbey Capital and not the Fund. The Directors noted that Abbey Capital had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2022 to limit total annual operating expenses to agreed upon levels for the Fund.

After reviewing the information regarding Abbey Capital’s and the Trading Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Abbey Capital and each Trading Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to Abbey Capital and the trading advisory fees to be paid by Abbey Capital to each Trading Adviser were fair and reasonable and that the Investment Advisory Agreement, Subsidiary Investment Advisory Agreements and Trading Advisory Agreements should be approved and continued for additional one-year period ending August 16, 2023.

Liquidity Risk Management Program

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Chief Risk Officer of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from July 1, 2021 to December 31, 2021 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund held a percentage of highly liquid

46

Abbey Capital Multi Asset Fund

Other Information (Concluded)

(Unaudited)

assets above its highly liquid investment minimum at all times during the Period; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review the Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also described material changes made to the Adviser Program during the Period and indicated that there were no material changes made to the Company Program during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

47

Abbey Capital Multi Asset Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6484.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Independent Directors
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 89	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	55	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 55	Director	2012 to present	Since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	55

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 56	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	55

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

48

Abbey Capital Multi Asset Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 1997, Consultant, financial services organizations.	55

IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance); Kalmar Pooled Investment Trust (registered investment company) (until September 2017).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	55	Independent Trustee of EIP Investment Trust (registered investment company) (until August 2022).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 62	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm).	55

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	55	Reich and Tang Group (asset management) (until 2015).
Interested Director[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	55	None
Officers
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 63	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO Investments LLC.	N/A	N/A

49

Abbey Capital Multi Asset Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 59	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Director of Marketing & Business Development	2019 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (an investment advisory firm).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 63	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 43	Assistant Secretary	2017 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 55 portfolios of the fund complex, consisting of the series of the Company and The RBB Fund Trust (7 portfolios).

50

Abbey Capital Multi Asset Fund

Company Management (Concluded)

(Unaudited)

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

51

Abbey Capital Multi Asset Fund

Privacy Notice

(Unaudited)

Abbey Capital Multi Asset Fund

FACTS	WHAT DOES THE ABBEY CAPITAL MULTI ASSET FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Abbey Capital Multi Asset Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Abbey Capital Multi Asset Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6484 or go to www.abbeycapital.com

52

Abbey Capital Multi Asset Fund

Privacy Notice (Continued)

(Unaudited)

What we do
How does the Abbey Capital Multi Asset Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Abbey Capital Multi Asset Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-844-261-6484.
You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

53

Abbey Capital Multi Asset Fund

Privacy Notice (Concluded)

(Unaudited)

The Abbey Capital Multi Asset Fund shall retain your personal data for as long as you are an investor in the Fund and thereafter as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Fund may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Fund does take the security of your personal data seriously.

You also have the right to lodge a complaint with the appropriate regulatory authority with respect to issues you may have.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Abbey Capital Multi Asset Fund’s investment adviser, Abbey Capital Limited, and each sub-adviser.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Abbey Capital Multi Asset Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Abbey Capital Multi Asset Fund does not jointly market.
Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

54

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Investment Adviser
Abbey Capital Limited
1-2 Cavendish Row
Dublin 1, Ireland

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP.
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AMA-AR22

ADARA SMALLER COMPANIES FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2022

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

ADARA SMALLER COMPANIES FUND

ANNUAL INVESTMENT ADVISER’S REPORT

AUGUST 31, 2022 (UNAUDITED)

Dear Shareholder,

The Adara Smaller Companies Fund (the “Fund”) generated a return of -16.93% for the fiscal year ended August 31, 2022, and outperformed its benchmark, the Russell 2000 Index, which returned -17.88% over the same period.

The past fiscal year was a challenging period for markets as investors became increasingly concerned about higher inflation and a more hawkish U.S. Federal Reserve. The negative investor sentiment impacted companies with smaller market capitalizations the most.

The Fund’s assets were allocated to five underlying sub-advisers during the fiscal year: microcap managers Driehaus Capital Management, LLC (“Driehaus”) and Pacific Ridge Capital Partners, LLC (“Pacific Ridge”); small-cap managers Pier Capital, LLC (“Pier”) and River Road Asset Management, LLC (“River Road”); and tax-loss harvesting manager Aperio Group, LLC (“Aperio”). River Road was the top performing sub-adviser for the period, with a return of -1.56%, followed in order by Pacific Ridge with a return of -11.68%, Aperio with a return of -13.47%, Driehaus with a return of -25.47% and Pier with a return of -34.44%. As of August 31, 2022 , Driehaus had the largest proportion of the Fund’s assets allocated to it with 27%, followed by Pacific Ridge with 26%, Aperio with 20%, River Road with 15% and Pier with 7%.

Despite their significant losses of the past year, we continue to believe that small and microcap stocks offer potential rewards that justify their higher risk. It is our view that this smaller space of the market remains highly inefficient, with little analyst coverage or institutional ownership. We believe these inefficiencies provide the potential for active managers to generate meaningful outperformance over the long term.

Sincerely,
Altair Advisers LLC

Past performance does not guarantee future results.

The Fund invests in small and micro companies, which involve additional risks such as limited liquidity and greater volatility than larger companies.

Fund holdings are subject to change and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

1

ADARA SMALLER COMPANIES FUND

ANNUAL report
Performance Data

August 31, 2022 (UNAUDITED)

Comparison of Change in Value of $10,000 Invested in
ADARA Smaller Companies Fund vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund made on October 21, 2014 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, and does not incur expenses and is not available for investment.

Average Annual Total Returns for the Periods Ended August 31,2022
	One Year	Three Years	Five Years	Since Inception
Adara Smaller Companies Fund	-16.93%	13.28%	11.68%	10.86%*
Russell 2000® Index	-17.88%	8.59%	6.95%	8.06%**

*	The Fund commenced operations on October 21, 2014.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (844) 261-6482.

The Fund’s total annual Fund operating expenses, as stated in the current prospectus dated December 31, 2021, are 0.84% of average daily net assets. This ratio may differ from the actual expenses incurred by the Fund for the period covered by this report.

The Fund invests in common stocks, preferred stocks, warrants to acquire common stocks and securities convertible into common stocks. Portfolio composition is subject to change.

The Fund evaluates performance as compared to that of the Russell 2000® Index. The Russell 2000® Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index and is considered representative of small-cap stocks. It is impossible to invest directly in an index.

Investment Considerations

Investing in the Fund involves risk and an investor may lose money. The success of the Fund’s strategy depends on the Adviser’s ability to select Sub-Advisers and each manager’s ability to select investments for the Fund. The Fund may invest in riskier types of investments including small and micro-cap stocks, Initial Public Offerings (IPOs), special situations and illiquid securities all of which may be more volatile and less liquid.

2

ADARA SMALLER COMPANIES FUND

Fund Expense Example

August 31, 2022 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2022 through August 31, 2022 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six Month Total Investment Return
Class I Shares
Actual	$ 1,000.00	$ 909.60	$ 4.04	0.84%	-9.04%
Hypothetical (5% return before expenses)	1,000.00	1,020.97	4.28	0.84%	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio in the table above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

3

ADARA SMALLER COMPANIES FUND

Portfolio Holdings Summary Table

August 31, 2022 (UNAUDITED)

The following table presents a summary by security type of the portfolio holdings of the Fund:

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCKS:
Banks	8.6%	$38,173,274
Commercial Services	7.5	32,818,134
Biotechnology	6.0	26,294,983
Retail	5.3	23,417,160
Semiconductors	4.3	18,941,650
Healthcare-Products	3.7	16,431,447
REITS	3.2	13,954,245
Oil & Gas	2.8	12,527,432
Software	2.8	12,306,280
Computers	2.8	12,179,271
Engineering & Construction	2.7	12,016,591
Insurance	2.7	11,938,066
Electronics	2.0	8,781,740
Transportation	2.0	8,663,618
Telecommunications	1.7	7,609,630
Pharmaceuticals	1.7	7,426,999
Food	1.7	7,417,785
Metal Fabricate/Hardware	1.5	6,719,945
Savings & Loans	1.5	6,535,449
Auto Parts & Equipment	1.5	6,533,382
Diversified Financial Services	1.5	6,487,573
Beverages	1.3	5,820,567
Internet	1.2	5,374,401
Oil & Gas Services	1.2	5,284,162
Machinery-Diversified	1.1	5,013,395
Building Materials	1.1	4,664,447
Healthcare-Services	1.0	4,493,694
Distribution/Wholesale	0.9	4,130,666
Agriculture	0.9	3,900,951
Cosmetics/Personal Care	0.8	3,752,236
Chemicals	0.8	3,390,870
Miscellaneous Manufacturing	0.7	3,264,589
Aerospace/Defense	0.7	3,120,881
Home Builders	0.7	3,092,252
Real Estate	0.7	2,900,439
Environmental Control	0.6	2,752,525
Leisure Time	0.6	2,670,642
Energy-Alternate Sources	0.6	2,458,365
Apparel	0.5%	$2,283,898
Textiles	0.5	2,083,265
Mining	0.5	2,044,584
Iron/Steel	0.4	1,973,176
Lodging	0.4	1,951,858
Packaging & Containers	0.4	1,919,506
Entertainment	0.4	1,794,476
Machinery-Construction & Mining	0.4	1,725,961
Pipelines	0.4	1,717,328
Hand/Machine Tools	0.4	1,695,466
Housewares	0.4	1,655,138
Toys/Games/Hobbies	0.4	1,602,552
Investment Companies	0.3	1,507,989
Food Service	0.3	1,385,120
Gas	0.3	1,137,102
Home Furnishings	0.2	720,363
Media	0.1	661,638
Airlines	0.1	628,510
Household Products/Wares	0.1	537,718
Auto Manufacturers	0.1	469,828
Electrical Components & Equipment	0.1	422,228
Coal	0.1	362,794
Water	0.1	359,863
Electric	0.1	345,721
Forest Products & Paper	0.0	243,499
Office Furnishings	0.0	66,506
Office/Business Equipment	0.0	39,607
RIGHTS:
Machinery -Diversified	0.0	—
WARRANTS:
Biotechnology	0.0	15,254
SHORT-TERM INVESTMENTS	10.4	45,905,618
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2	961,388
NET ASSETS	100.0%	$441,477,690

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.
4

ADARA SMALLER COMPANIES FUND

Portfolio of Investments

August 31, 2022

	Number of Shares	Value
COMMON STOCKS — 89.4%
Aerospace/Defense — 0.7%
AAR Corp.*	43,040	$1,845,555
AeroVironment, Inc.*	1,433	127,035
Curtiss-Wright Corp.	2,004	294,969
Hexcel Corp.	10,414	610,989
Mercury Systems, Inc.*	2,290	110,218
Moog, Inc., Class A	1,762	132,115
		3,120,881
Agriculture — 0.9%
Alico, Inc.	59,890	2,033,265
Darling Ingredients, Inc.*	8,943	680,205
Universal Corp.	2,252	114,942
Vector Group Ltd.	9,371	91,836
Vital Farms, Inc.*	75,730	980,703
		3,900,951
Airlines — 0.1%
Allegiant Travel Co.*	3,731	360,042
Hawaiian Holdings, Inc.*	6,353	95,231
SkyWest, Inc.*	8,137	173,237
		628,510
Apparel — 0.5%
Capri Holdings, Ltd.*	5,836	275,342
Crocs, Inc.*	5,776	425,691
Kontoor Brands, Inc.	4,168	155,175
Lakeland Industries, Inc.*	95,490	1,289,115
Skechers U.S.A., Inc., Class A*	3,666	138,575
		2,283,898
Auto Manufacturers — 0.1%
Wabash National Corp.	28,561	469,828
Auto Parts & Equipment — 1.5%
Cooper-Standard Holdings, Inc.*	33,680	263,714
Dorman Products, Inc.*	2,957	268,052
Fox Factory Holding Corp.*	3,997	372,560
Gentherm, Inc.*	9,297	556,890
Methode Electronics, Inc.	2,370	95,890
Miller Industries Inc.	35,280	829,433
Motorcar Parts of America, Inc.*	102,430	1,522,110
Shyft Group Inc., (The)	31,933	764,795
Standard Motor Products, Inc.	204	7,487
Titan International, Inc.*	57,548	807,399
Unique Fabricating, Inc.*	117,190	87,893
XPEL, Inc.*	13,967	957,159
		6,533,382
Banks — 8.6%
Allegiance Bancshares, Inc.	1,446	61,253
Ameris Bancorp	2,245	104,797
Banner Corp.	1,733	105,297
Cadence Bank	22,282	567,745
Camden National Corp.	963	43,556

	Number of Shares	Value
Banks — (Continued)
Capital Bancorp, Inc.	61,270	$1,517,658
Central Pacific Financial Corp.	3,784	82,453
City Holding Co.	4,208	357,722
Civista Bancshares, Inc.	70,610	1,493,401
Colony Bankcorp, Inc.	82,037	1,158,362
Community Bank System, Inc.	1,997	130,564
Community Trust Bancorp, Inc.	2,693	113,779
Customers Bancorp, Inc.*	13,377	464,048
CVB Financial Corp.	8,715	228,682
Dime Community Bancshares, Inc.	2,193	68,553
Eagle Bancorp, Inc.	2,728	132,390
Esquire Financial Holdings, Inc.	77,655	2,902,744
Farmers National Bancorp.	112,380	1,605,910
First BanCorp	41,247	589,832
First Business Financial Services, Inc.	62,899	2,093,279
First Commonwealth Financial Corp.	18,699	252,063
First Financial Bancorp	24,036	518,697
First Financial Bankshares, Inc.	13,162	559,517
First Financial Corp	2,707	125,875
First Hawaiian, Inc.	13,502	347,136
First Interstate BancSystem, Inc., Class A	2,950	118,767
First Merchants Corp.	11,387	453,430
First Northwest Bancorp	81,410	1,302,560
Flagstar Bancorp, Inc.	2,203	84,882
German American Bancorp, Inc.	1,217	45,711
Glacier Bancorp, Inc.	13,120	664,922
Heritage Financial Corp.	5,441	141,412
HomeStreet, Inc.	2,233	77,731
Hope Bancorp, Inc.	27,648	400,067
Horizon Bancorp, Inc.	43,027	814,071
Independent Bank Corp.	1,193	93,328
Independent Bank Group, Inc.	581	39,136
Metropolitan Bank Holding Corp.*	30,929	2,214,207
NBT Bancorp, Inc.	1,326	51,422
Northeast Bank	58,950	2,285,491
OFG Bancorp	7,960	216,512
Old National Bancorp	10,450	174,410
Orrstown Financial Services, Inc.	59,200	1,523,216
Parke Bancorp, Inc.	98,541	2,185,639
Peoples Financial Services Corp.	19,560	952,181
Preferred Bank	1,379	93,551
S&T Bancorp, Inc.	8,702	257,927
Seacoast Banking Corp. of Florida	16,380	529,402
Simmons First National Corp., Class A	4,453	105,046
Southside Bancshares, Inc.	4,513	170,050
SVB Financial Group*	807	328,062

The accompanying notes are an integral part of the financial statements.
5

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2022

	Number of Shares	Value
Banks — (Continued)
Tompkins Financial Corp.	1,660	$118,922
Triumph Bancorp, Inc.*	6,250	386,938
TrustCo Bank Corp. NY	1,864	62,146
UMB Financial Corp.	3,164	283,083
United Community Banks, Inc.	12,730	426,837
Unity Bancorp, Inc.	71,940	2,016,478
USCB Financial Holdings, Inc.*	107,560	1,398,280
Veritex Holdings, Inc.	11,815	355,750
Walker & Dunlop, Inc.	1,239	124,470
West BancCorp, Inc.	78,010	1,919,826
Westamerica BanCorp	2,361	132,098
		38,173,274
Beverages — 1.3%
Celsius Holdings, Inc.*	13,514	1,398,564
Coca-Cola Consolidated, Inc.	279	132,338
Duckhorn Portfolio Inc., (The)*	71,259	1,299,764
MGP Ingredients, Inc.	18,124	1,983,853
National Beverage Corp.	1,024	56,791
Vita Coco Co., Inc., (The)*	63,326	949,257
		5,820,567
Biotechnology — 6.0%
Akero Therapeutics, Inc.*	4,302	50,548
Allogene Therapeutics, Inc.*	21,861	299,714
Altimmune, Inc.*	63,951	1,412,038
ALX Oncology Holdings, Inc.*	13,037	169,481
Anavex Life Sciences Corp.*	18,361	176,082
ANI Pharmaceuticals, Inc.*	5,276	194,632
Apellis Pharmaceuticals, Inc.*	22,252	1,346,468
Arcus Biosciences, Inc.*	3,194	76,912
Avid Bioservices, Inc.*	56,603	974,704
BELLUS Health, Inc.*	24,866	283,472
Biomea Fusion, Inc.*	26,755	307,682
C4 Therapeutics, Inc.*	34,875	351,540
Cara Therapeutics, Inc.*	4,259	43,953
Chinook Therapeutics, Inc.*	49,181	1,022,965
CinCor Pharma, Inc.*	26,586	897,809
Cogent Biosciences, Inc.*	3,116	51,383
Crinetics Pharmaceuticals, Inc.*	95,979	1,812,084
CTI BioPharma Corp.*	82,590	518,665
Cytokinetics, Inc.*	49,679	2,631,000
Day One Biopharmaceuticals, Inc.*	33,152	778,740
DICE Therapeutics, Inc.*	39,387	618,376
Dynavax Technologies Corp.*	54,158	621,192
Emergent BioSolutions, Inc.*	3,096	74,366
Forma Therapeutics Holdings, Inc.*	5,236	70,162
Halozyme Therapeutics, Inc.*	4,226	172,125
Imago Biosciences, Inc.*	23,322	338,869
Immunocore Holdings PLC, ADR*	3,333	176,016

	Number of Shares	Value
Biotechnology — (Continued)
Innoviva, Inc.*	3,337	$43,915
Intra-Cellular Therapies, Inc.*	6,957	349,659
IVERIC bio, Inc.*	66,771	657,027
Ligand Pharmaceuticals, Inc.*	978	90,357
MaxCyte, Inc.*	66,264	344,573
Myriad Genetics, Inc.*	6,426	143,557
Nektar Therapeutics*	10,752	42,363
NGM Biopharmaceuticals, Inc.*	3,616	51,022
Nuvalent, Inc., Class A*	47,812	807,067
Relay Therapeutics, Inc.*	44,627	1,025,082
REVOLUTION Medicines, Inc.*	14,690	305,993
SpringWorks Therapeutics, Inc.*	13,339	370,424
Theravance Biopharma, Inc.*	6,387	57,547
TransMedics Group, Inc.*	37,564	1,954,455
Ventyx Biosciences, Inc.*	42,085	858,534
Veru, Inc.*	8,397	128,474
Vir Biotechnology, Inc.*	4,966	117,942
Viridian Therapeutics, Inc.*	17,559	389,985
Xencor, Inc.*	6,611	174,464
Xenon Pharmaceuticals, Inc.*	75,021	2,911,565
		26,294,983
Building Materials — 1.1%
AAON, Inc.	4,120	236,818
American Woodmark Corp.*	1,043	54,059
Apogee Enterprises, Inc.	7,722	315,367
Armstrong World Industries, Inc.	18,178	1,526,770
Boise Cascade Co.	3,571	222,580
Gibraltar Industries, Inc.*	4,141	173,301
PGT Innovations, Inc.*	6,101	127,633
Simpson Manufacturing Co., Inc.	2,069	191,672
SPX Technologies, Inc.*	4,521	257,968
Summit Materials, Inc., Class A*	32,195	914,982
UFP Industries, Inc.	8,103	643,297
		4,664,447
Chemicals — 0.8%
AdvanSix, Inc.	3,917	142,030
Axalta Coating Systems Ltd.*	49,851	1,283,663
Balchem Corp.	1,142	150,539
Chemours Co., (The)	9,276	312,880
GCP Applied Technologies, Inc.*	3,880	121,910
Innospec, Inc.	1,121	104,769
Koppers Holdings, Inc.	7,974	182,046
Rogers Corp.*	1,868	467,971
Stepan Co.	2,701	281,525
Trinseo PLC	12,949	343,537
		3,390,870
Coal — 0.1%
SunCoke Energy, Inc.	7,877	51,909
Warrior Met Coal, Inc.	9,551	310,885
		362,794

The accompanying notes are an integral part of the financial statements.
6

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2022

	Number of Shares	Value
Commercial Services — 7.5%
Acacia Research Corp.*	317,600	$1,426,024
Adtalem Global Education, Inc.*	3,449	129,993
AirSculpt Technologies, Inc.	87,378	761,936
Alight, Inc., Class A*	112,003	882,584
AMN Healthcare Services, Inc.*	3,294	338,096
ARC Document Solutions, Inc.	598,410	1,765,309
Arlo Technologies, Inc.*	8,822	53,726
ASGN, Inc.*	2,386	230,726
Barrett Business Services, Inc.	46,276	3,731,697
BGSF, Inc.	164,190	1,986,420
Brink’s Co., (The)	4,054	224,105
CoreCivic, Inc.*	163,126	1,554,591
CorVel Corp.*	886	137,667
CRA International, Inc.	26,500	2,422,365
Cross Country Healthcare, Inc.*	69,821	1,772,057
Deluxe Corp.	5,675	109,187
Ennis, Inc.	2,513	53,351
European Wax Center, Inc., Class A	68,791	1,487,949
EVERTEC, Inc.	23,311	783,250
Forrester Research, Inc.*	938	39,011
FTI Consulting, Inc.*	1,965	315,579
Green Dot Corp., Class A*	4,948	100,395
Hackett Group, Inc., (The)	2,331	47,855
HealthEquity, Inc.*	4,879	322,404
Heidrick & Struggles International, Inc.	2,031	57,802
Huron Consulting Group, Inc.*	8,550	571,995
I3 Verticals, Inc., Class A*	32,013	747,824
Insperity, Inc.	2,292	249,874
Kelly Services, Inc., Class A	46,686	752,111
Landec Corp.*	135,448	1,422,204
MarketAxess Holdings, Inc.	1,203	299,054
Medifast, Inc.	1,970	247,196
Payoneer Global, Inc.*	209,436	1,386,466
Performant Financial Corp.*	95,690	199,992
Progyny, Inc.*	5,684	228,554
Rent-A-Center, Inc.	3,409	88,088
Resources Connection, Inc.	21,223	414,697
Shift4 Payments, Inc., Class A*	9,216	417,393
SP Plus Corp.*	41,737	1,383,164
Strategic Education, Inc.	2,488	160,974
Stride, Inc.*	28,891	1,101,903
Udemy, Inc.*	47,020	698,717
Viad Corp.*	26,198	1,000,240
WillScot Mobile Mini Holdings Corp.*	17,778	713,609
		32,818,134
Computers — 2.8%
3D Systems Corp.*	9,382	95,040
CACI International, Inc., Class A*	1,145	321,596
Computer Services, Inc.	42,522	2,419,502

	Number of Shares	Value
Computers — (Continued)
DXC Technology Co.*	26,040	$645,271
Endava PLC, SP ADR*	7,484	755,884
ExlService Holdings, Inc.*	1,497	251,062
Grid Dynamics Holdings, Inc.*	85,204	1,721,973
Insight Enterprises, Inc.*	2,176	198,277
KnowBe4, Inc. Class A*	22,728	436,832
Maximus, Inc.	6,482	392,744
NCR Corp.*	45,851	1,423,674
One Stop Systems, Inc.*	183,428	719,038
Quantum Corp.*	1,270	1,994
Rimini Street, Inc.*	335,950	1,693,188
Science Applications International Corp.	1,681	153,089
Tenable Holdings, Inc.*	9,988	395,625
TTEC Holdings, Inc.	3,501	183,277
WNS Holdings, Ltd., ADR*	4,406	371,205
		12,179,271
Cosmetics/Personal Care — 0.8%
Beauty Health Co., (The)*	46,493	539,319
Edgewell Personal Care Co.	3,259	126,971
elf Beauty, Inc.*	57,924	2,208,642
Inter Parfums, Inc.	11,173	877,304
		3,752,236
Distribution/Wholesale — 0.9%
G-III Apparel Group Ltd.*	19,012	400,583
Leslie’s, Inc.*	35,730	506,652
Manitex International, Inc.*	307,830	1,665,360
Pool Corp.	2,106	714,334
Univar Solutions, Inc.*	31,518	794,884
WESCO International, Inc.*	371	48,853
		4,130,666
Diversified Financial Services — 1.5%
Encore Capital Group, Inc.*	3,458	189,084
Enova International, Inc.*	3,612	126,203
Evercore, Inc., Class A	3,499	327,821
Flywire Corp.*	39,315	977,371
Houlihan Lokey, Inc.	5,752	451,532
Interactive Brokers Group, Inc., Class A	3,063	188,650
International Money Express, Inc.*	45,263	1,013,891
Silvercrest Asset Management Group, Inc., Class A	112,586	2,011,912
Sunlight Financial Holdings, Inc.*	260,220	796,273
Virtus Investment Partners, Inc.	807	154,339
World Acceptance Corp.*	2,155	250,497
		6,487,573
Electric — 0.1%
Unitil Corp.	6,637	345,721

The accompanying notes are an integral part of the financial statements.
7

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2022

	Number of Shares	Value
Electrical Components & Equipment — 0.1%
Encore Wire Corp.	1,278	$166,268
Littelfuse, Inc.	1,079	255,960
		422,228
Electronics — 2.0%
Advanced Energy Industries, Inc.	2,466	221,422
Atkore, Inc.*	15,191	1,282,272
Benchmark Electronics, Inc.	3,566	97,887
Brady Corp., Class A	2,928	136,269
Comtech Telecommunications Corp.	33,670	380,134
CTS Corp.	8,512	360,228
FARO Technologies, Inc.*	6,939	232,803
II-VI, Inc.*	4,734	223,587
Itron, Inc.*	11,150	530,517
Ituran Location and Control Ltd.	27,351	679,946
Kimball Electronics, Inc.*	121,540	2,617,972
OSI Systems, Inc.*	1,136	94,652
Plexus Corp.*	2,641	247,541
Sanmina Corp.*	6,648	322,561
TD SYNNEX Corp.	830	79,912
TTM Technologies, Inc.*	8,548	134,460
Vontier Corp.	51,988	1,139,577
		8,781,740
Energy-Alternate Sources — 0.6%
Fluence Energy, Inc.*	11,273	224,896
Green Plains, Inc.*	38,054	1,393,918
REX American Resources Corp.*	2,520	76,356
SolarEdge Technologies, Inc.*	1,052	290,321
TPI Composites, Inc.*	25,437	472,874
		2,458,365
Engineering & Construction — 2.7%
Bowman Consulting Group Ltd.*	106,020	1,616,805
Comfort Systems USA, Inc.	21,625	2,169,852
Dycom Industries, Inc.*	12,096	1,356,204
EMCOR Group, Inc.	4,741	563,800
Exponent, Inc.	7,014	658,334
MasTec, Inc.*	4,399	354,120
Mistras Group, Inc.*	85,880	474,916
MYR Group, Inc.*	5,139	477,619
NV5 Global, Inc.*	10,790	1,518,800
Sterling Infrastructure Inc.*	92,080	2,328,703
TopBuild Corp.*	2,707	497,438
		12,016,591
Entertainment — 0.4%
Everi Holdings, Inc.*	70,093	1,296,721
Light & Wonder, Inc.*	6,167	303,601
Monarch Casino & Resort, Inc.*	3,215	194,154
		1,794,476

	Number of Shares	Value
Environmental Control — 0.6%
Energy Recovery, Inc.*	43,761	$1,003,877
Harsco Corp.*	12,528	71,034
Montrose Environmental Group, Inc.*	30,920	1,243,293
Tetra Tech, Inc.	3,198	434,321
		2,752,525
Food — 1.7%
B&G Foods, Inc.	10,026	217,163
Calavo Growers, Inc.	2,113	88,831
Chefs’ Warehouse, Inc. (The)*	27,692	923,251
Grocery Outlet Holding Corp.*	4,255	170,711
Hostess Brands, Inc.*	31,116	721,269
Ingles Markets, Inc., Class A	14,569	1,275,225
J&J Snack Foods Corp.	2,130	317,434
John B Sanfilippo & Son, Inc.	727	58,691
Real Good Food Co Inc., (The)*	49,685	354,254
Seneca Foods Corp., Class A*	857	45,275
SpartanNash Co.	7,719	234,889
SunOpta, Inc.*	170,476	1,692,827
TreeHouse Foods, Inc.*	2,674	124,608
United Natural Foods, Inc.*	8,258	364,013
Utz Brands, Inc.	40,475	674,313
Weis Markets, Inc.	1,995	155,031
		7,417,785
Food Service — 0.3%
Healthcare Services Group, Inc.	3,187	44,841
Sovos Brands, Inc.*	87,772	1,340,279
		1,385,120
Forest Products & Paper — 0.0%
Clearwater Paper Corp.*	2,737	116,432
Mercer International, Inc.	7,834	127,067
		243,499
Gas — 0.3%
Chesapeake Utilities Corp.	1,307	165,074
Northwest Natural Holding Co.	5,018	238,907
South Jersey Industries, Inc.	6,472	219,077
Southwest Gas Holdings, Inc.	6,603	514,044
		1,137,102
Hand/Machine Tools — 0.4%
Franklin Electric Co., Inc.	1,896	164,668
Hurco Cos., Inc.	50,600	1,228,062
MSA Safety, Inc.	2,547	302,736
		1,695,466
Healthcare-Products — 3.7%
ABIOMED, Inc.*	1,453	376,734
Adaptive Biotechnologies Corp.*	25,751	229,699
Alphatec Holdings, Inc.*	121,463	921,904
Atrion Corp.	185	111,731

The accompanying notes are an integral part of the financial statements.
8

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2022

	Number of Shares	Value
Healthcare-Products — (Continued)
Azenta, Inc	8,222	$433,382
BioLife Solutions, Inc.*	13,301	314,037
Cerus Corp.*	62,738	257,853
Cutera, Inc.*	17,338	827,889
Establishment Labs Holdings, Inc.*	10,203	634,423
Glaukos Corp.*	2,779	134,920
Haemonetics Corp.*	7,682	576,380
ICU Medical, Inc.*	3,767	598,953
Inari Medical, Inc.*	5,113	354,587
Inspire Medical Systems, Inc.*	4,650	890,428
Integra LifeSciences Holdings Corp.*	3,088	147,328
Lantheus Holdings, Inc.*	30,322	2,389,374
Masimo Corp.*	2,530	371,632
Meridian Bioscience, Inc.*	2,767	90,177
Merit Medical Systems, Inc.*	3,088	182,902
Neogen Corp.*	4,620	96,558
NuVasive, Inc.*	789	33,540
Omnicell, Inc.*	4,226	432,278
Orthofix Medical, Inc.*	3,487	69,391
OrthoPediatrics Corp.*	8,352	410,000
Patterson Cos Inc.	32,899	917,553
PROCEPT BioRobotics Corp.*	31,410	1,271,477
Repligen Corp.*	4,162	913,018
SeaSpine Holdings Corp.*	57,641	368,902
SI-BONE, Inc.*	29,016	478,764
Treace Medical Concepts, Inc.*	29,506	591,005
Varex Imaging Corp.*	7,739	163,215
West Pharmaceutical Services, Inc.	2,836	841,413
		16,431,447
Healthcare-Services — 1.0%
Addus HomeCare Corp.*	1,574	140,432
Amedisys, Inc.*	4,986	590,592
Chemed Corp.	621	295,714
Ensign Group, Inc., (The)	2,982	254,365
LHC Group, Inc.*	2,720	439,198
Pediatrix Medical Group, Inc.*	44,894	800,011
ModivCare, Inc.*	2,212	239,604
National HealthCare Corp.	785	54,518
Pennant Group Inc., (The)*	1,035	16,218
RadNet, Inc.*	45,785	919,821
Surgery Partners, Inc.*	11,539	317,669
Thorne HealthTech, Inc.*	69,183	323,776
US Physical Therapy, Inc.	1,232	101,776
		4,493,694
Home Builders — 0.7%
Century Communities, Inc.	9,495	443,321
Installed Building Products, Inc.	3,100	280,736

	Number of Shares	Value
Home Builders — (Continued)
LCI Industries	2,012	$233,130
LGI Homes, Inc.*	5,792	549,719
M/I Homes, Inc.*	5,874	253,992
MDC Holdings, Inc.	4,389	136,410
Skyline Champion Corp.*	15,771	893,743
Winnebago Industries, Inc.	5,231	301,201
		3,092,252
Home Furnishings — 0.2%
Hamilton Beach Brands Holding Co., Class A	6,950	85,833
iRobot Corp.*	968	56,996
Sleep Number Corp.*	13,940	577,534
		720,363
Household Products/Wares — 0.1%
Central Garden & Pet Co.*	2,315	92,415
Quanex Building Products Corp.	6,753	150,592
WD-40 Co.	1,558	294,711
		537,718
Housewares — 0.4%
Lifetime Brands, Inc.	159,883	1,426,157
Tupperware Brands Corp.*	20,372	228,981
		1,655,138
Insurance — 2.7%
American Equity Investment Life Holding Co.	54,876	2,085,288
AMERISAFE, Inc.	965	46,146
Axis Capital Holdings Ltd.	28,437	1,511,427
BRP Group, Inc., Class A*	41,990	1,318,486
Donegal Group, Inc., Class A	5,484	79,628
Employers Holdings, Inc.	3,627	142,033
Genworth Financial, Inc., Class A*	268,223	1,131,901
HCI Group, Inc.	2,480	118,519
Heritage Insurance Holdings, Inc.	1,300	3,432
Horace Mann Educators Corp.	1,864	66,675
James River Group Holdings Ltd.	17,313	411,357
NMI Holdings, Inc., Class A*	9,565	196,370
Palomar Holdings, Inc.*	18,949	1,502,466
RLI Corp.	1,478	162,225
Safety Insurance Group, Inc.	1,668	150,203
Selective Insurance Group, Inc.	3,866	307,038
Stewart Information Services Corp.	2,200	111,408
United Fire Group, Inc.	2,567	75,547
Universal Insurance Holdings, Inc.	6,184	73,837
White Mountains Insurance Group Ltd.	1,784	2,444,080
		11,938,066

The accompanying notes are an integral part of the financial statements.
9

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2022

	Number of Shares	Value
Internet — 1.2%
ChannelAdvisor Corp.*	38,897	$586,956
Cogent Communications Holdings, Inc.	1,297	69,065
Couchbase, Inc.*	40,636	674,151
ePlus, Inc.*	27,255	1,284,256
Eventbrite, Inc., Class A*	43,341	308,154
HealthStream, Inc.*	6,987	154,622
Liquidity Services, Inc.*	35,894	627,786
Perion Network Ltd.*	21,662	442,988
TechTarget, Inc.*	2,423	157,253
Tucows, Inc., Class A*	2,582	121,328
Yelp, Inc.*	27,739	947,842
		5,374,401
Investment Companies — 0.3%
Cannae Holdings, Inc.*	69,782	1,507,989
Iron/Steel — 0.4%
ATI, Inc.*	52,411	1,568,661
Carpenter Technology Corp.	11,908	404,515
		1,973,176
Leisure Time — 0.6%
Callaway Golf Co.*	4,678	103,524
Lindblad Expeditions Holdings, Inc.*	30,817	238,216
OneSpaWorld Holdings Ltd.*	38,641	340,427
Planet Fitness, Inc., Class A*	2,907	196,949
Vista Outdoor, Inc.*	14,337	403,157
Xponential Fitness, Inc., Class A*	75,743	1,388,369
		2,670,642
Lodging — 0.4%
Boyd Gaming Corp.	4,776	259,958
Full House Resorts, Inc.*	44,922	302,774
Playa Hotels & Resorts NV*	211,757	1,389,126
		1,951,858
Machinery-Construction & Mining — 0.4%
Argan, Inc.	26,500	916,635
Astec Industries, Inc.	3,361	128,323
Bloom Energy Corp., Class A*	13,765	349,769
BWX Technologies, Inc.	6,354	331,234
		1,725,961
Machinery-Diversified — 1.1%
Albany International Corp., Class A	1,126	99,302
Applied Industrial Technologies, Inc.	1,045	110,791
Chart Industries, Inc.*	5,860	1,136,020
Enovis Corp.*	4,890	247,678
Esab Corp.	8,960	368,166
Kornit Digital Ltd.*	5,340	165,967

	Number of Shares	Value
Machinery-Diversified — (Continued)
Lindsay Corp.	3,672	$588,842
Tennant Co.	2,414	145,685
Toro Co., (The)	5,348	443,510
Twin Disc, Inc.*	183,595	1,707,434
		5,013,395
Media — 0.1%
EW Scripps Co., (The), Class A*	6,465	96,652
Liberty Latin America Ltd., Class C*	44,088	307,293
Scholastic Corp.	5,613	257,693
		661,638
Metal Fabricate/Hardware — 1.5%
AZZ, Inc.	1,964	83,686
Mueller Industries, Inc.	5,975	377,441
Northwest Pipe Co.*	103,910	3,289,791
Standex International Corp.	1,485	134,259
Strattec Security Corp.*	49,880	1,361,724
Xometry, Inc., Class A*	30,056	1,473,044
		6,719,945
Mining — 0.5%
Century Aluminum Co.*	18,637	143,878
Energy Fuels, Inc.*	81,846	664,589
Kaiser Aluminum Corp.	3,076	220,734
Livent Corp.*	4,171	134,223
Uranium Energy Corp.*	194,947	881,160
		2,044,584
Miscellaneous Manufacturing — 0.7%
Axon Enterprise, Inc.*	5,340	623,071
EnPro Industries, Inc.	4,961	449,268
ESCO Technologies, Inc.	1,920	156,346
Fabrinet*	7,774	799,478
John Bean Technologies Corp.	2,493	257,427
Materion Corp.	2,877	248,314
Myers Industries, Inc.	2,441	47,160
Park Aerospace Corp.	54,991	632,947
Sturm Ruger & Co., Inc.	968	50,578
		3,264,589
Office Furnishings — 0.0%
Interface, Inc.	5,954	66,506
Office/Business Equipment — 0.0%
Pitney Bowes, Inc.	13,705	39,607
Oil & Gas — 2.8%
Centennial Resource Development Inc., Class A*	120,231	989,501
Evolution Petroleum Corp.	53,143	368,813
Helmerich & Payne, Inc.	4,567	195,239
HF Sinclair Corp.	14,609	768,872
Matador Resources Co.	22,314	1,329,914
Nabors Industries Ltd.*	628	83,216

The accompanying notes are an integral part of the financial statements.
10

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2022

	Number of Shares	Value
Oil & Gas — (Continued)
Patterson-UTI Energy, Inc.	129,112	$1,923,769
PBF Energy, Inc., Class A*	5,245	179,169
PDC Energy, Inc.	21,646	1,469,980
Range Resources Corp.*	29,237	960,728
Ranger Oil Corp., Class A	27,486	1,071,679
SM Energy Co.	25,184	1,109,859
Southwestern Energy Co.*	112,602	843,389
Talos Energy, Inc.*	23,929	496,048
Vertex Energy, Inc.*	86,736	737,256
		12,527,432
Oil & Gas Services — 1.2%
DMC Global, Inc.*	44,400	991,008
Dril-Quip, Inc.*	2,609	57,737
Helix Energy Solutions Group, Inc.*	41,891	180,969
MRC Global, Inc.*	7,000	68,110
Natural Gas Services Group, Inc.*	181,610	2,021,319
NexTier Oilfield Solutions, Inc.*	72,224	676,739
NOW, Inc.*	14,472	175,401
Oceaneering International, Inc.*	48,849	432,314
Profire Energy, Inc.*	564,330	620,763
Select Energy Services, Inc., Class A*	8,411	59,802
		5,284,162
Packaging & Containers — 0.4%
Karat Packaging, Inc.*	40,640	727,050
Matthews International Corp., Class A	5,499	137,530
O-I Glass, Inc.*	6,528	84,929
TriMas Corp.	35,247	969,997
		1,919,506
Pharmaceuticals — 1.7%
Aerie Pharmaceuticals, Inc.*	6,504	98,210
Alector, Inc.*	13,353	138,204
Amphastar Pharmaceuticals, Inc.*	6,771	200,422
Anika Therapeutics, Inc.*	3,736	84,434
Corcept Therapeutics, Inc.*	5,448	140,667
Covetrus, Inc.*	7,711	160,929
Embecta Corp.	3,950	126,084
Enanta Pharmaceuticals, Inc.*	4,093	249,182
Ironwood Pharmaceuticals, Inc.*	9,019	97,044
KalVista Pharmaceuticals Inc.*	13,213	217,618
Merus NV*	46,885	1,110,237
Morphic Holding, Inc.*	8,218	226,159
Option Care Health, Inc.*	11,631	360,096
Owens & Minor, Inc.	7,220	213,062
Pacira BioSciences, Inc.*	815	42,771
Premier, Inc., Class A	59,941	2,112,321

	Number of Shares	Value
Pharmaceuticals — (Continued)
Prestige Consumer Healthcare, Inc.*	5,420	$274,144
Relmada Therapeutics, Inc.*	2,558	74,540
Supernus Pharmaceuticals, Inc.*	2,601	89,032
USANA Health Sciences, Inc.*	2,372	153,041
Vanda Pharmaceuticals, Inc.*	4,553	48,171
Vaxcyte, Inc.*	34,028	890,173
Y-mAbs Therapeutics, Inc.*	19,929	320,458
		7,426,999
Pipelines — 0.4%
Golar LNG Ltd.*	62,975	1,717,328
Real Estate — 0.7%
Anywhere Real Estate, Inc.*	7,502	73,294
Marcus & Millichap, Inc.	1,931	72,181
McGrath RentCorp	26,891	2,272,827
Newmark Group, Inc., Class A	29,808	305,532
RE/MAX Holdings, Inc., Class A	5,668	129,004
RMR Group, Inc. (The), Class A	1,828	47,601
		2,900,439
REITS — 3.2%
Agree Realty Corp.	1,641	123,600
Alexander & Baldwin, Inc.	4,543	85,090
Alexander’s, Inc.	1,344	318,394
Alpine Income Property Trust, Inc.	122,664	2,226,352
Apollo Commercial Real Estate Finance, Inc.	44,054	513,229
Bluerock Residential Growth REIT, Inc.	1,822	48,556
CareTrust REIT, Inc.	11,531	248,378
CatchMark Timber Trust, Inc., Class A	13,392	142,625
Centerspace	3,158	238,050
Chatham Lodging Trust*	17,141	208,435
Community Healthcare Trust, Inc.	2,769	102,148
CTO Realty Growth, Inc.	3,783	79,859
DiamondRock Hospitality Co.*	13,130	114,625
Diversified Healthcare Trust	23,346	34,085
Easterly Government Properties, Inc.	16,631	298,526
EastGroup Properties, Inc.	2,590	427,428
Farmland Partners, Inc.	4,288	62,219
Getty Realty Corp.	5,173	155,604
Global Medical REIT, Inc.	168,570	1,827,299
Great Ajax Corp.	201,011	1,819,149
Healthcare Realty Trust, Inc.	2,820	68,583
Kite Realty Group Trust	7,450	144,232
KKR Real Estate Finance Trust, Inc.	9,611	185,108
LTC Properties, Inc.	5,085	228,266

The accompanying notes are an integral part of the financial statements.
11

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2022

	Number of Shares	Value
REITS — (Continued)
LXP Industrial Trust	12,112	$121,847
Medical Properties Trust, Inc.	5,867	85,717
National Health Investors, Inc.	3,090	202,426
New York Mortgage Trust, Inc.	183,589	514,049
NexPoint Residential Trust, Inc.	2,319	122,490
Office Properties Income Trust	7,143	125,502
One Liberty Properties, Inc.	1,957	47,262
PennyMac Mortgage Investment Trust	24,404	362,399
Ready Capital Corp.	6,588	86,303
Redwood Trust, Inc.	77,920	603,880
Retail Opportunity Investments Corp.	28,261	473,372
Saul Centers, Inc.	4,226	187,169
Tanger Factory Outlet Centers, Inc.	33,410	515,182
Uniti Group, Inc.	1,231	11,559
Universal Health Realty Income Trust	6,487	330,123
Urstadt Biddle Properties, Inc., Class A	11,163	186,645
Veris Residential, Inc.*	4,857	65,278
Washington Real Estate Investment Trust	2,408	47,221
Whitestone REIT	16,868	165,981
		13,954,245
Retail — 5.3%
Asbury Automotive Group, Inc.*	6,470	1,128,886
Aspen Aerogels, Inc.*	33,140	431,151
Big Lots, Inc.	7,174	147,569
BJ’s Restaurants, Inc.*	7,047	176,739
BJ’s Wholesale Club Holdings, Inc.*	36,443	2,714,639
Bloomin’ Brands, Inc.	20,453	413,560
Boot Barn Holdings, Inc.*	5,509	367,010
Buckle, Inc., (The)	2,951	95,258
Build-A-Bear Workshop, Inc.	142,850	2,188,462
Caleres, Inc.	25,629	654,052
Casey’s General Stores, Inc.	1,888	403,598
Chuy’s Holdings, Inc.*	3,285	73,354
Dave & Buster’s Entertainment, Inc.*	14,594	603,316
Designer Brands, Inc., Class A	23,923	408,126
Destination XL Group, Inc.*	391,880	2,159,259
Dine Brands Gloab, Inc.	1,134	75,524
Dutch Bros, Inc., Class A*	5,760	210,240
El Pollo Loco Holdings, Inc.*	9,027	81,694
FirstCash Holdings, Inc.	2,930	228,423
Five Below, Inc.*	3,696	472,645
Freshpet, Inc.*	6,837	297,615
Genesco, Inc.*	1,975	111,746

	Number of Shares	Value
Retail — (Continued)
GMS, Inc.*	16,779	$808,748
Group 1 Automotive, Inc.	2,270	405,399
Guess?, Inc.	12,246	213,938
Hibbett, Inc.	1,413	82,802
Kura Sushi USA, Inc., Class A*	19,247	1,438,906
Lithia Motors, Inc.	382	101,398
MSC Industrial Direct Co., Inc., Class A	6,984	553,203
Murphy USA, Inc.	5,647	1,638,590
Ollie’s Bargain Outlet Holdings, Inc.*	6,111	337,999
Papa John’s International, Inc.	5,554	448,930
PC Connection, Inc.	968	48,090
PetMed Express, Inc.	4,164	85,653
PriceSmart, Inc.	1,079	68,268
RH*	2,399	613,928
Shake Shack, Inc., Class A*	8,428	401,678
Shoe Carnival, Inc.	6,304	149,972
Signet Jewelers Ltd.	5,100	333,387
Texas Roadhouse, Inc.	7,162	635,699
Tilly’s, Inc.	86,100	645,750
Wingstop, Inc.	3,135	356,951
World Fuel Services Corp.	19,749	509,524
Zumiez, Inc.*	3,678	95,481
		23,417,160
Savings & Loans — 1.5%
Axos Financial, Inc.*	3,461	144,601
Banc of California, Inc.	5,748	97,026
Berkshire Hills Bancorp, Inc.	17,583	496,016
Brookline Bancorp, Inc.	4,100	51,127
Eagle Bancorp Montana, Inc.	73,660	1,421,638
FS Bancorp, Inc.	66,364	1,971,674
Northfield Bancorp, Inc.	4,651	68,556
Northwest Bancshares, Inc.	5,826	81,972
Pacific Premier Bancorp, Inc.	8,033	263,161
Provident Financial Services, Inc.	10,750	249,722
Riverview Bancorp, Inc.	239,710	1,689,956
		6,535,449
Semiconductors — 4.3%
Allegro MicroSystems, Inc.*	18,483	431,024
Amtech Systems, Inc.*	249,720	2,771,892
Axcelis Technologies, Inc.*	23,863	1,597,389
AXT, Inc.*	303,422	2,606,395
Cirrus Logic, Inc.*	3,525	270,332
Entegris, Inc.	712	67,555
FormFactor, Inc.*	13,690	400,843
Impinj, Inc.*	29,950	2,673,936
inTEST Corp.*	253,210	2,248,505
Kulicke & Soffa Industries, Inc.	6,419	269,855
Lattice Semiconductor Corp.*	6,933	373,689

The accompanying notes are an integral part of the financial statements.
12

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (Continued)

August 31, 2022

	Number of Shares	Value
Semiconductors — (Continued)
MKS Instruments, Inc.	1,371	$136,565
Monolithic Power Systems, Inc.	1,952	884,607
Onto Innovation, Inc.*	7,798	553,580
Photronics, Inc.*	104,035	1,747,788
Power Integrations, Inc.	9,598	686,545
Semtech Corp.*	5,218	241,020
Silicon Laboratories, Inc.*	2,216	277,731
SMART Global Holdings, Inc.*	34,278	629,001
Veeco Instruments, Inc.*	3,472	73,398
		18,941,650
Software — 2.8%
ACI Worldwide, Inc.*	46,120	1,093,044
Agilysys, Inc.*	14,704	761,226
Alkami Technology, Inc.*	45,964	666,478
Alteryx, Inc., Class A*	5,482	341,638
Apollo Medical Holdings, Inc.*	1,002	43,216
Asure Software, Inc.*	4,120	22,413
BigCommerce Holdings, Inc.*	23,885	398,163
Blackbaud, Inc.*	799	41,788
Blackline, Inc.*	5,344	363,071
BM Technologies, Inc.*	1,100	6,952
Computer Programs & Systems, Inc.*	36,865	1,124,751
Concentrix Corp.	830	104,397
CSG Systems International, Inc.	2,981	172,451
Digi International, Inc.*	23,767	786,925
Docebo, Inc.*	25,363	762,158
DoubleVerify Holdings, Inc.*	17,542	453,461
Doximity, Inc., Class A*	11,566	383,876
Expensify, Inc., Class A*	21,711	393,620
Five9, Inc.*	4,103	402,545
HireRight Holdings Corp.*	46,414	754,692
Jamf Holding Corp.*	14,484	346,892
JFrog Ltd.*	19,426	410,860
LivePerson, Inc.*	9,192	106,627
ManTech International Corp., Class A	2,301	220,689
PagerDuty, Inc.*	11,627	302,767
Phreesia, Inc.*	31,413	806,058
Progress Software Corp.	5,306	255,378
Sprout Social, Inc., Class A*	5,841	350,694
Take-Two Interactive Software, Inc.*	3,504	429,450
		12,306,280
Telecommunications — 1.7%
A10 Networks, Inc.	29,036	403,601
ADTRAN Holdings, Inc.	2,355	54,730
ATN International, Inc.	2,975	139,379
Aviat Networks, Inc.*	21,566	675,016
Calix, Inc.*	23,513	1,383,740

	Number of Shares	Value
Telecommunications — (Continued)
Clearfield, Inc.*	16,730	$1,942,520
Extreme Networks, Inc.*	88,905	1,274,009
Harmonic, Inc.*	60,662	683,054
IDT Corp., Class B*	3,111	79,548
Iridium Communications, Inc.*	9,628	427,387
NETGEAR, Inc.*	615	14,508
Shenandoah Telecommunications Co.	6,056	134,988
United States Cellular Corp.*	2,249	64,299
Viavi Solutions, Inc.*	23,640	332,851
		7,609,630
Textiles — 0.5%
UniFirst Corp.	11,557	2,083,265
Toys/Games/Hobbies — 0.4%
Funko, Inc., Class A*	59,358	1,321,903
JAKKS Pacific, Inc.*	12,529	280,649
		1,602,552
Transportation — 2.0%
Air Transport Services Group, Inc.*	150,002	4,519,560
ArcBest Corp.	7,779	626,443
Forward Air Corp.	9,106	883,646
Knight-Swift Transportation Holdings, Inc.	1,873	94,605
Marten Transport Ltd.	7,327	145,148
Matson, Inc.	1,566	115,352
PAM Transportation Services, Inc.*	36,826	1,094,101
Saia, Inc.*	4,875	1,008,296
Scorpio Tankers, Inc.	4,242	176,467
		8,663,618
Water — 0.1%
American States Water Co.	1,758	145,861
California Water Service Group	1,969	115,245
York Water Co., (The)	2,246	98,757
		359,863
TOTAL COMMON STOCKS
(Cost $296,664,635)		394,595,430

RIGHTS — 0.0%
Machinery -Diversified — 0.0%
EVERCEL INC CVR*	350,100	—
TOTAL RIGHTS
(Cost $ —)		—

The accompanying notes are an integral part of the financial statements.
13

ADARA SMALLER COMPANIES FUND

Portfolio of Investments (CONCLUDED)

August 31, 2022

	Number of Shares	Value
WARRANTS — 0.0%
Biotechnology — 0.0%
EQRx, Inc.*	16,581	$15,254
TOTAL WARRANTS
(Cost $28,553)		15,254

SHORT-TERM INVESTMENTS — 10.4%
U.S. Bank Money Market Deposit Account, 2.00%(a)	45,905,618	45,905,618
TOTAL SHORT-TERM INVESTMENTS
(Cost $45,905,618)		45,905,618
TOTAL INVESTMENTS — 99.8%
(Cost $342,598,806)		440,516,302
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		961,388
NET ASSETS — 100.0%		$441,477,690

*    Non-income producing security

(a)	The rate shown is as of August 31, 2022.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SP ADR	Sponsored ADR

The accompanying notes are an integral part of the financial statements.
14

ADARA SMALLER COMPANIES FUND

STATEMENT of Assets and Liabilities

August 31, 2022

ASSETS
Investments, at value (cost $296,693,188)	$394,610,684
Short-term investments, at value (cost $45,905,618)	45,905,618
Receivables for:
Investments sold	1,142,961
Dividends	266,688
Capital shares sold	449,230
Prepaid expenses and other assets	40,869
Total assets	442,416,050

LIABILITIES
Payables for:
Investments purchased	508,806
Capital shares redeemed	55,020
Sub-advisory fees	246,547
Other accrued expenses and liabilities	127,987
Total liabilities	938,360
Net assets	$441,477,690

NET ASSETS CONSIST OF:
Par value	$30,679
Paid-in capital	350,894,869
Total distributable earnings/(loss)	90,552,142
Net assets	$441,477,690

CAPITAL SHARES:
Net Assets	441,477,690
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	30,679,428
Net asset value, offering and redemption price per share	$14.39

The accompanying notes are an integral part of the financial statements.
15

ADARA SMALLER COMPANIES FUND

Statement of Operations

FOR THE YEAR ENDED August 31, 2022

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $7,180)	$4,506,229
Total investment income	4,506,229

EXPENSES
Sub-advisory fees (Note 2)	3,389,193
Administration and accounting services fees (Note 2)	194,926
Transfer agent fees (Note 2)	59,487
Director fees	57,394
Legal fees	55,785
Custodian fees (Note 2)	47,979
Officer fees	43,269
Registration and filing fees	34,726
Audit fees and tax services	33,806
Printing and shareholder reporting fees	6,059
Other expenses	121,462
Total expenses	4,044,086
Net investment income/(loss)	462,143

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	7,961,046
Net change in unrealized appreciation/(depreciation) on investments	(94,979,643)
Net realized and unrealized gain/(loss) on investments	(87,018,597)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(86,556,454)

The accompanying notes are an integral part of the financial statements.
16

ADARA SMALLER COMPANIES FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income/(loss)	$462,143	$(868,250)
Net realized gain/(loss) from investments	7,961,046	103,633,563
Net change in unrealized appreciation/(depreciation) on investments	(94,979,643)	105,939,183
Net increase/(decrease) in net assets resulting from operations	(86,556,454)	208,704,496

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(105,103,713)	(5,747,679)
Net decrease in net assets from dividends and distributions to shareholders	(105,103,713)	(5,747,679)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	47,018,138	22,544,942
Reinvestment of distributions	86,226,516	5,252,862
Shares redeemed	(36,283,870)	(56,019,750)
Net increase/(decrease) in net assets resulting from capital share transactions	96,960,784	(28,221,946)
Total increase/(decrease) in net assets	(94,699,383)	174,734,871

NET ASSETS:
Beginning of period	536,177,073	361,442,202
End of period	$441,477,690	$536,177,073

SHARE TRANSACTIONS:
Shares sold	2,989,240	1,248,118
Shares reinvested	4,890,897	311,927
Shares redeemed	(2,172,006)	(2,921,970)
Net increase/(decrease) in shares	5,708,131	(1,361,925)

The accompanying notes are an integral part of the financial statements.
17

ADARA SMALLER COMPANIES FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$21.47	$13.73	$12.89	$16.76	$12.94
Net investment income/(loss)(1)	0.02	(0.03)	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain/(loss) from investments	(2.88)	7.99	1.33	(1.99)	4.36
Net increase/(decrease) in net assets resulting from operations	(2.86)	7.96	1.32	(2.00)	4.35
Dividends and distributions to shareholders from:
Net realized capital gains	(4.22)	(0.22)	(0.48)	(1.87)	(0.53)
Total dividends and distributions to shareholders	(4.22)	(0.22)	(0.48)	(1.87)	(0.53)
Net asset value, end of period	$14.39	$21.47	$13.73	$12.89	$16.76
Total investment return/(loss)(2)	(16.93)%	58.41%	10.47%	(11.16)%	34.54%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$441,478	$536,177	$361,442	$291,859	$349,352
Ratio of expenses to average net assets	0.84%	0.84%	0.90%	0.93%	0.90%
Ratio of net investment income/(loss) to average net assets	0.10%	(0.18)%	(0.08)%	(0.08)%	(0.07)%
Portfolio turnover rate	56%	75%	101%	80%	86%

(1)	Calculated based on average shares outstanding for the period.

(2)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

The accompanying notes are an integral part of the financial statements.
18

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2022

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has forty-eight separate investment portfolios, including the Adara Smaller Companies Fund (the “Fund”), which commenced investment operations on October 21, 2014.

RBB has authorized capital of one hundred billion shares of common stock of which 90.023 billion shares are currently classified into two hundred and eleven classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective seeks capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2022, and the period covered by these Notes to Financial Statements is for the fiscal year ended August 31, 2022 (the “current fiscal period”).

PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in Exchange-Traded Funds (“ETFs”) are valued at their last reported sale price. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the RBB Fund, Inc.’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

19

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2022

The following is a summary of the inputs used, as of the end of the current fiscal period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2		Level 3
Common Stocks	$394,595,430	$394,595,430	$—		$—
Rights	—	—	—	**	—
Warrants	15,254	15,254	—		—
Short-Term Investments	45,905,618	45,905,618	—		—
Total Investments*	$440,516,302	$440,516,302	$—		$—

*	Please refer to the Portfolio of Investments for further details.

**	Value equals zero as of the end of the reporting period.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the current fiscal period, the Fund had no Level 3 transfers.

REITS — The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a

20

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2022

return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (formerly, PENN Capital Funds Trust) (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

UKRAINE-RUSSIA CONFLICT RISK — In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments, even beyond any direct exposure the Fund may have to issuers located in these countries.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Altair Advisers, LLC (“Altair” or the “Adviser”) serves as the investment adviser to the Fund. Aperio Group, LLC, Driehaus Capital Management, LLC, Pacific Ridge Capital Partners, LLC, Pier Capital, LLC and River Road Asset Management, LLC each serve as an investment sub-adviser (“Sub-Adviser”) to the Fund.

21

ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2022

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The Sub-Advisers provide investment advisory services to the portion of the Fund’s portfolio allocated to them by the Adviser. The Adviser and the Fund have entered into sub-advisory agreements with the Sub-Advisers to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with the investment objective and restrictions of the Fund. The Fund compensates the Sub-Advisers for their services at an annual rate based on the Fund’s average daily net assets, (the “Sub-Advisory Fee”), not to exceed 1.00%, payable on a monthly basis in arrears.

During the current fiscal period, collectively, sub-advisory fees accrued were $3,389,193, or the rate of 0.71%.

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund’s investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for out-of-pocket expenses it incurs in connection with its compliance monitoring of Fund trading, up to 0.01% of the Fund’s average daily net assets. During the current fiscal period, the Adviser received $62,329.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$255,897,460	$289,497,549

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

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ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2022

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2022, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	Net Unrealized Appreciation/ (Depreciation)
$345,369,549	$120,471,149	$(25,324,396)	$95,146,753

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	QUALIFIED LATE-YEAR LOSSES
$—	$—	$—	$95,146,753	$(4,594,611)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2022 and August 31, 2021 was as follows:

	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
2022	$40,918,809	$64,184,904	$105,103,713
2021	$—	$5,747,679	$5,747,679

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2022, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2022.

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ADARA SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

August 31, 2022

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2022, the Fund had no unexpiring short-term or long-term losses.

6. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 may require the Fund to observe more stringent requirements than were previously imposed by the 1940 Act, which could adversely affect the ability of the Fund to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved new valuation procedures for the Fund.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

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ADARA SMALLER COMPANIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Adara Smaller Companies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Adara Smaller Companies Fund (one of the funds constituting The RBB Fund, Inc., hereafter referred to as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 28, 2022

We have served as the auditor of one or more Altair Advisers, LLC investment companies since 2015.

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ADARA SMALLER COMPANIES FUND

SHAREHOLDER TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. During the fiscal year ended August 31, 2022, the following dividends and distributions were paid by the Fund:

Ordinary income	long-term gains
$40,918,809	$64,184,904

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2022 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Adara Smaller Companies Fund	7.69%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Fund is as follows:

Adara Smaller Companies Fund	7.61%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

Adara Smaller Companies Fund	98.94%

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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ADARA SMALLER COMPANIES FUND

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6482 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC website at http://www.sec.gov.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the renewal of the investment advisory agreement between Altair and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, and (2) the renewal of the sub-advisory agreements among Altair, the Company and each of Aperio Group, LLC, Driehaus Capital Management, LLC, Pacific Ridge Capital Partners, LLC, Pier Capital, LLC, and River Road Asset Management, LLC (collectively, the “Sub-Advisers”) (together, the “Sub-Advisory Agreements”), at a meeting of the Board held on May 11-12, 2022 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Sub-Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement and the Sub-Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement and the Sub-Advisory Agreements, the Board considered information provided by Altair and each of the Sub-Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Altair with respect to the Fund, and the Sub-Advisory Agreements between Altair and each Sub-Adviser with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Altair and each Sub-Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Altair’s and the Sub-Advisers’ investment philosophies and processes; (iv) Altair’s and the Sub-Advisers’ assets under management and client descriptions; (v) Altair’s and the Sub-Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Altair’s and the Sub-Advisers’ advisory fee arrangements and other similarly managed clients, as applicable; (vii) Altair’s and the Sub-Advisers’ compliance procedures; (viii) Altair’s and the Sub-Advisers’ financial information and insurance coverage, as applicable; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Altair and each Sub-Adviser. The Directors concluded that Altair and each Sub-Adviser had substantial resources to provide services to the Fund, and that Altair’s and the Sub-Advisers’ services had been acceptable.

The Directors also considered the investment performance of the Fund and considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund had outperformed its primary benchmark for the one-year, three-year, and five-year periods ended March 31, 2022. The Directors also considered the Fund’s 1st quintile ranking within its Lipper Performance Group for the two-year, three-year, four-year, and five-year periods ended December 31, 2021.

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ADARA SMALLER COMPANIES FUND

Other Information (Unaudited)

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement and Sub-Advisory Agreements. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisor fees ranked in the 2nd quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 1st quintile of its Lipper Expense Group. The Directors considered that the Fund does not pay a contractual management fee to Altair, but instead reimburses for out-of-pocket expenses in connection with its compliance monitoring of the Fund’s trading, up to 0.01% of the Fund’s average daily net assets. The Directors also considered the fees payable to each Sub-Adviser under the Sub-Advisory Agreement.

After reviewing the information regarding Altair’s and the Sub-Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Altair and the Sub-Advisers, the Directors concluded that the investment advisory fees to be paid by the Fund to Altair and the sub-advisory fees to be paid to each Sub-Adviser were fair and reasonable and that the Investment Advisory Agreement and Sub-Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2023.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Adviser Program. The Adviser has delegated oversight of the Adviser Program to its Compliance Committee, whose process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from July 1, 2021 to December 31, 2021 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review the Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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ADARA SMALLER COMPANIES FUND

Company Management (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6482.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 89	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	55	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 55	Director	2012 to present	Since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	55

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

29

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 56	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	55

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 1997, Consultant, financial services organizations.	55

IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance); Kalmar Pooled Investment Trust (registered investment company) (until September 2017).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	55	Independent Trustee of EIP Investment Trust (registered investment company) (until August 2022).

30

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 62	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm).	55

Fidelity National Information Services, Inc. (financial services technology company) Ameriprise Financial, Inc. (financial services company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	55	Reich and Tang Group (asset management) (until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	55	None
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 63	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO Investments LLC.	N/A	N/A

31

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 59	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management, LLC.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A

32

ADARA SMALLER COMPANIES FUND

Company Management (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 63	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 43	Assistant Secretary	2017 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 55 portfolios of the fund complex, consisting of the series of the Company and The RBB Fund Trust (7 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

33

ADARA SMALLER COMPANIES FUND

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES THE ADARA SMALLER COMPANIES FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Adara Smaller Companies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Adara Smaller Companies Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6482

34

ADARA SMALLER COMPANIES FUND

PRIVACY NOTICE (Unaudited) (Concluded)

What we do
How does the Adara Smaller Companies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Adara Smaller Companies Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Altair Advisers, LLC, the investment adviser to the Adara Smaller Companies Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Adara Smaller Companies Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Adara Smaller Companies Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

35

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser
Altair Advisers, LLC
303 West Madison Street, Suite 600
Chicago, IL 60606

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

ADA-AR22

AQUARIUS INTERNATIONAL FUND

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2022

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

AQUARIUS INTERNATIONAL FUND

ANNUAL INVESTMENT ADVISER’S REPORT

August 31, 2022 (UNAUDITED)

Dear Shareholder,

The Aquarius International Fund (the “Fund”) generated a return of -21.38% for the fiscal year ended August 31, 2022, as compared to the -19.10% return of the Fund’s benchmark, the MSCI ACWI ex USA Index, over the same period.

International equities were negatively impacted over the past year by rising commodity prices, higher interest rates, and geopolitical tensions including the war in Ukraine. Additionally, U.S. investors in international stocks faced headwinds from a strong dollar, with conversion back to the U.S. currency taking a large chunk out of returns.

During the fiscal year, the Fund’s assets were allocated to four underlying sub-advisers: international developed markets managers Mawer Investment Management, Ltd. (“Mawer”) and Setanta Asset Management Limited (“Setanta”); emerging markets manager Driehaus Capital Management, LLC (“Driehaus”); and tax-loss harvesting manager Aperio Group, LLC (“Aperio”). The top performing sub-adviser for the period was Setanta, with a return of -18.58%, followed by Aperio with a return of -18.74%, Driehaus with a return of -23.12% and Mawer with a return of -27.38%. The proportions of Fund assets allocated to the Fund’s sub-advisers at the end of the 2022 fiscal year were as follows: Mawer 33%, Setanta 29%, Driehaus 17% and Aperio 15%.

Altair continues to believe international equities play an important role in a diversified portfolio. By investing directly in overseas companies, we believe that the potential exists for investors to obtain exposure to economies with higher growth rates than the U.S. economy and/or companies trading at more attractive valuations than similar companies in the U.S. It is our view that international equities also can help investors mitigate certain risks associated with investing only in U.S. companies and the U.S. dollar. International equities represent approximately 38% of the global stock market and historically have alternated with U.S. equities in cycles of outperformance.

Sincerely,
Altair Advisers LLC

Past performance does not guarantee future results.

The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for investments in emerging markets.

Fund holdings are subject to change and should not be considered recommendations to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of fund holdings.

1

AQUARIUS INTERNATIONAL FUND

Annual Report
Performance Data

AUGUST 31, 2022 (UNAUDITED)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN AQUARIUS INTERNATIONAL FUND
VS. MSCI ACWI EX USA GROSS INDEX

This chart assumes a hypothetical $10,000 initial investment in the Fund made on April 17, 2018 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI ACWI ex USA Gross Index is unmanaged, and does not incur expenses and is not available for investment.

Average Annual Total Returns for the Period Ended August 31, 2022
	One Year	Three Year	Since Inception
Aquarius International Fund	-21.38%	1.22%	-0.57%*
MSCI AC WORLD INDEX ex USA Gross Index	-19.10%	3.33%	0.73%**

*	The Fund commenced operations on April 17, 2018.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (844) 261-6482.

The Fund’s total annual Fund operating expenses, as stated in the current prospectus dated December 31, 2021, are 0.75% of average daily net assets. This ratio may differ from the actual expenses incurred by the Fund for the period covered by this report.

The Fund invests in common stocks, preferred stocks, warrants to acquire common stocks and securities convertible into common stocks. Portfolio composition is subject to change.

The MSCI ACWI ex USA Gross Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 2,270 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. It is impossible to invest directly in an index.

Investment Considerations

Investing in the Fund involves risk and an investor may lose money. The success of the Fund’s strategy depends on the Adviser’s ability to select Sub-Advisers and each manager’s ability to select investments for the Fund. The Fund may invest in riskier type investments including small, micro-cap and large cap stocks, Initial Public Offerings (IPOs), special situations, foreign markets, emerging markets and illiquid securities all of which may be more volatile and less liquid.

2

AQUARIUS INTERNATIONAL FUND

Fund Expense Example

AUGUST 31, 2022 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2022 through August 31, 2022 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six Month Total Investment Return
Actual	$ 1,000.00	$ 858.60	$ 3.33	0.71%	-14.14%
Hypothetical (5% return before expenses)	1,000.00	1,021.63	3.62	0.71%	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio in the table above, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

3

AQUARIUS INTERNATIONAL FUND

Portfolio Holdings Summary Table

AUGUST 31, 2022 (unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCKS:
Pharmaceuticals	8.5%	$30,085,863
Banks	8.2	29,144,083
Semiconductors	6.5	23,023,339
Insurance	5.0	17,923,850
Oil & Gas	3.8	13,632,550
Internet	3.8	13,627,423
Beverages	3.5	12,439,299
Distribution/Wholesale	3.3	11,754,179
Telecommunications	3.3	11,676,656
Commercial Services	3.1	11,022,316
Healthcare-Products	2.8	9,825,950
Retail	2.3	8,264,575
Diversified Financial Services	2.1	7,618,782
Apparel	2.1	7,327,546
Investment Companies	1.9	6,647,289
Media	1.8	6,382,333
Software	1.8	6,246,491
Aerospace/Defense	1.7	6,155,388
Cosmetics/Personal Care	1.7	6,089,428
Computers	1.4	4,912,715
Chemicals	1.4	4,874,282
Machinery-Diversified	1.3	4,714,533
Food	1.3	4,616,569
Mining	1.2	4,230,402
Building Materials	1.0	3,460,974
Water	1.0	3,446,148
Transportation	0.9	3,052,458
Airlines	0.8	2,978,711
Machinery-Construction & Mining	0.8	2,920,199
Real Estate	0.7	2,606,832
Electric	0.7	2,525,641
Electronics	0.7	2,457,913
Auto Manufacturers	0.7	2,392,052
Hand/Machine Tools	0.5	1,847,502
Life Sciences Tools & Services	0.5	1,846,571
Engineering & Construction	0.5	1,831,176
Food Service	0.5	1,785,897
Electrical Components & Equipment	0.4	1,495,995
Biotechnology	0.4	1,348,257
Private Equity	0.3	1,188,787
REITS	0.3%	$1,115,067
Agriculture	0.3	944,305
Iron/Steel	0.2	737,432
Healthcare-Services	0.2	735,839
Lodging	0.2	624,718
Auto Parts & Equipment	0.2	544,234
Shipbuilding	0.1	502,750
Metal Fabricate/Hardware	0.1	487,432
Energy-Alternate Sources	0.1	406,117
Home Furnishings	0.1	393,647
Miscellaneous Manufacturing	0.1	379,838
Entertainment	0.1	337,788
Household Products/Wares	0.1	331,475
Holding Companies-Diversification	0.1	299,046
Pipelines	0.1	293,944
Gas	0.1	215,380
Toys/Games/Hobbies	0.1	200,766
Advertising	0.1	195,255
Office/Business Equipment	0.0	151,934
Leisure Time	0.0	117,051
Home Builders	0.0	94,847
Coal	0.0	94,088
Forest Products & Paper	0.0	78,839
Environmental Control	0.0	19,190
EXCHANGE TRADED FUNDS:
Diversified Financial Services	0.4	1,381,989
PREFERRED STOCKS:
Chemicals	0.1	427,662
Cosmetics/Personal Care	0.1	372,295
Banks	0.1	200,531
Auto Manufacturers	0.0	60,004
SHORT-TERM INVESTMENTS	12.2	43,311,240
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3	1,190,292
NET ASSETS	100.0%	$355,665,949

Portfolio holdings are subject to change at any time.

4

The accompanying notes are an integral part of the financial statements.

AQUARIUS INTERNATIONAL FUND

Portfolio Holdings Summary Table

AUGUST 31, 2022 (unaudited)

The following table presents a summary by country of the portfolio holdings of the Fund:

Country	% of Net Assets	Value
COMMON STOCKS:
Australia	0.7%	$2,644,215
Austria	0.1	255,553
Belgium	1.8	6,278,079
Brazil	1.3	4,756,841
Britain	15.0	53,843,565
Canada	1.6	6,003,560
Chile	0.1	465,607
China	5.7	20,399,790
Colombia	0.0	24,994
Denmark	2.7	9,607,041
Finland	0.9	3,057,238
France	6.1	21,527,014
Germany	3.4	12,061,696
Greece	0.1	185,527
Hong Kong	1.6	5,706,399
India	3.6	12,651,991
Indonesia	0.5	1,749,432
Ireland	3.8	13,575,148
Isle Of Man	0.2	712,204
Israel	1.3	4,765,429
Italy	1.6	5,629,448
Japan	7.1	25,109,089
Kazakhstan	0.1	532,244
Luxembourg	0.1	230,219
Mexico	0.7	2,389,649
Netherlands	3.7	13,134,174
New Zealand	0.0	117,247
Norway	0.6	2,277,287
Panama	0.0	8,727
Peru	0.1	179,195
Philippines	0.1	255,829
Portugal	0.0	92,657
Qatar	0.2%	$622,268
Russia	0.0	20
Singapore	1.0	3,602,795
South Africa	0.5	1,828,527
South Korea	3.6	12,921,864
Spain	0.3	963,968
Sweden	2.3	8,114,759
Switzerland	5.3	18,841,394
Taiwan	3.9	13,815,761
Thailand	1.8	6,295,848
Turkey	0.0	3
United Arab Emrites	0.3	1,079,236
United States	2.7	9,568,892
Uruguay	0.2	592,275
Vietnam	0.1	247,238
EXCHANGE TRADED FUNDS:
United States	0.4	1,381,989
PREFERRED STOCKS:
Brazil	0.0	161,717
Colombia	0.1	38,814
Germany	0.1	487,666
South Korea	0.1	372,295
SHORT-TERM INVESTMENTS
United States	12.2	43,311,240
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3	1,190,292
NET ASSETS	100.0%	$355,665,949

Portfolio holdings are subject to change at any time.

5

The accompanying notes are an integral part of the financial statements.

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments

AUGUST 31, 2022

	Number of Shares	Value
COMMON STOCKS — 86.8%
Advertising — 0.1%
Dentsu Group, Inc.	1,800	$57,969.00
Publicis Groupe SA*	2,188	106,830
WPP, PLC	3,536	30,456
		195,255
Aerospace/Defense — 1.7%
Airbus SE	1,462	143,267
BAE Systems, PLC, SP ADR	849	30,649
BAE Systems, PLC	248,966	2,242,206
Bharat Electronics Ltd.	142,049	542,767
Elbit Systems Ltd.	1,850	394,950
MTU Aero Engines AG, ADR	562	49,596
Safran SA	906	92,371
Thales SA	22,060	2,659,582
		6,155,388
Agriculture — 0.3%
British American Tabacco, PLC, SP ADR	6,018	241,021
Imperial Brands, PLC, SP ADR	3,146	70,156
SLC Agricola SA	62,396	583,133
Swedish Match AB	4,980	49,995
		944,305
Airlines — 0.8%
Ryanair Holding, PLC, SP ADR*	40,967	2,978,711

Apparel — 2.1%
adidas AG	18,790	2,786,252
Gildan Activewear, Inc.	5,757	170,292
Hermes International	80	102,462
Kering SA	122	61,214
LVMH Moet Hennessy Louis Vuitton SE	6,119	3,948,406
LVMH Moet Hennessy Louis Vuitton SE, ADR	2,000	258,920
		7,327,546
Auto Manufacturers — 0.7%
Bayerische Motoren Werke AG, SP ADR	3,309	81,170
BYD Co., Ltd., Class H	8,000	246,523
Daimler Truck Holding AG*	1,811	46,305
Ferrari NV	141	27,219
Ferrari NV	642	124,972
Hyundai Motor Co.	353	51,285
Iveco Group NV*	1,324	6,695
Mercedes-Benz Group AG	3,623	203,127
NIO, Inc., ADR*	3,625	72,174
Nissan Motor Co., Ltd.	10,100	39,735
Stellantis NV	5,160	68,675
Tata Motors, Ltd., SP ADR*	32,755	949,895
Toyota Motor Corp.	3,000	44,895

	Number of Shares	Value
Auto Manufacturers — (Continued)
Toyota Motor Corp., SP ADR	1,862	$278,127
Volkswagen AG, ADR	5,060	93,660
Volvo AB, Class B	3,636	57,595
		2,392,052
Auto Parts & Equipment — 0.2%
Cie Generale des Etablissements Michelin SCA	1,852	45,043
LG Energy Solution Ltd.*	937	321,126
Magna International, Inc.	3,010	173,767
Vitesco Technologies Group AG*	88	4,298
		544,234
Banks — 8.2%
Australia & New Zealand Banking Group Ltd.	5,980	92,442
Banco do Brasil SA	87,000	698,522
Banco do Brasil SA, SP ADR	7,146	56,561
Banco Santander Brasil SA, ADR*	5,286	30,236
Banco Santander SA	37,238	90,142
Bangkok Bank PCL	332,100	1,255,712
Bank Central Asia Tbk PT	1,178,315	650,693
Bank Leumi Le Israel	355,246	3,755,385
Bank Mandiri Persero Tbk PT	620,000	368,953
Bank Mandiri Persero Tbk PT, ADR	5,112	59,580
Bank of Ireland Group, PLC	420,038	2,588,096
Bank of Montreal	867	79,972
Bank of Nova Scotia, (The)	2,250	124,402
Bank Rakyat Indonesia Persero Tbk PT, ADR	1,382	20,039
Barclays, PLC	126,063	240,363
Bendigo & Adelaide Bank Ltd.	12,614	77,432
BNP Paribas SA	2,636	122,496
BOC Hong Kong Holdings Ltd.	28,000	96,370
CaixaBank SA	65,952	199,144
Canadian Imperial Bank of Commerce	1,707	80,758
Chiba Bank Ltd., (The)	4,900	26,469
China Merchants Bank Co., Ltd.	55,298	282,800
China Merchants Bank Co., Ltd., ADR	554	14,177
Commerzbank AG*	18,102	120,450
Commonwealth Bank Of Australia	4,448	293,935
Concordia Financial Group Ltd.	11,723	37,176
Dah Sing Financial Holdings Ltd.	222,400	592,096
DBS Group Holdings Ltd.	115,200	2,682,260
DBS Group Holdings, Ltd., SP ADR	2,711	252,259
Deutsche Bank AG	8,776	72,929
DNB Bank ASA	12,189	231,762

6

The accompanying notes are an integral part of the financial statements.

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value
Banks — (Continued)
FinecoBank Banca Fineco SpA	132,491	$1,432,538
FirstRand Ltd.	13,495	50,405
Fukuoka Financial Group, Inc.	3,000	53,609
Grupo Aval Acciones y Valores SA, ADR	8,589	24,994
Grupo Financiero Banorte SAB de CV	153,185	904,823
HDFC Bank Ltd.	142,428	2,610,974
HDFC Bank, Ltd., ADR	9,846	601,098
HSBC Holdings, PLC, SP ADR	9,910	305,525
ICICI Bank, Ltd., SP ADR	52,688	1,150,706
ING Groep NV	7,103	62,254
Macquarie Group Ltd.	749	89,621
Mediobanca Banca di Credito Finanziario SpA	3,974	31,458
Mitsubishi UFJ Financial Group, Inc., SP ADR	53,334	274,670
Mizuho Financial Group, Inc.	2,300	26,336
National Australia Bank Ltd.	7,689	159,441
National Australia Bank, Ltd., SP ADR	11,208	116,899
Nedbank Group, Ltd., SP ADR	2,666	32,552
Nordea Bank Abp	93	862
Nordea Bank Abp	11,504	106,663
Oversea-Chinese Bank Corp., Ltd.	9,000	77,572
Qatar National Bank QPSC	109,965	622,268
Royal Bank of Canada	3,411	317,359
SCB X PCL, NVDR	162,800	492,121
Shinhan Financial Group Co., Ltd., ADR	9,162	244,717
Shizuoka Bank Ltd., (The)	4,400	25,462
Societe Generale SA	2,392	52,733
Standard Chartered PLC	9,099	81,196
Standard Chart, PLC	4,154	28,771
State Bank of India	55,949	368,367
Sumitomo Mitsui Financial Group, Inc., SP ADR	56,610	342,491
Svenska Handelsbanken AB, Class A	296,230	2,426,175
TCS Group Holding, PLC, GDR(b)*	3,732	—
Toronto-Dominion Bank, (The)	3,847	247,516
UBS Group AG	13,717	217,370
UniCredit SpA	2,917	28,546
United Overseas Bank Ltd.	6,000	116,997
Woori Financial Group, Inc., SP ADR	4,696	125,383
		29,144,083
Beverages — 3.5%
Ambev SA, ADR*	163,800	475,020

	Number of Shares	Value
Beverages — (Continued)
Anheuser-Busch InBev SA NV, SP ADR	2,087	$100,927
Asahi Group Holdings Ltd.	1,600	53,645
Carlsberg A/S, Class B	499	64,795
China Resources Beer Holdings Co., Ltd.	14,000	97,594
Coca-Cola Europacific Partners, PLC	476	23,405
Coca-Cola Femsa SA de CV, SP ADR	475	29,084
Diageo, PLC	121,315	5,270,684
Diageo, PLC, SP ADR	2,046	360,894
Endeavour Group Ltd.	2,137	10,576
Fomento Economico Mexicano SAB de CV, SP ADR	461	28,909
Heineken NV	3,589	322,578
Kirin Holdings Co., Ltd.	2,800	46,093
Kweichow Moutai Co., Ltd., Class A	3,683	1,025,827
Pernod Ricard SA	300	55,047
Suntory Beverage & Food Ltd.	1,100	40,180
Thai Beverage PCL	7,751,500	3,571,880
Tsingtao Brewery Co, Ltd., Class H	4,000	38,844
Wuliangye Yibin Co., Ltd., Class A	34,098	823,317
		12,439,299
Biotechnology — 0.4%
Argenx SE, ADR*	90	34,008
CSL Ltd.	788	157,614
CSL Ltd., SP ADR	1,030	103,412
Genmab A/S*	2,073	737,918
Genmab A/S, SP ADR*	2,330	82,692
Samsung Biologics Co Ltd.(a)*	374	232,613
		1,348,257
Building Materials — 1.0%
CRH, PLC	79,007	2,917,553
CRH, PLC, SP ADR	3,605	133,349
Daikin Industries Ltd.	449	78,381
Daikin Industries, Ltd., ADR	820	14,334
Geberit AG	90	41,584
Holcim AG.*	2,013	89,227
James Hardie Industries PLC, CDI	2,896	65,639
Rinnai Corp.	400	30,633
Semen Indonesia Persero Tbk PT, ADR	2,421	21,426
Sika AG	306	68,848
		3,460,974

7

The accompanying notes are an integral part of the financial statements.

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value
Chemicals — 1.4%
Air Liquide SA	15,024	$1,882,708
Air Liquide SA, ADR	1,948	48,836
Akzo Nobel NV	571	35,974
Asahi Kasei Corp.	6,000	43,847
Brenntag AG	428	28,063
Covestro AG(a)	1,716	51,741
Croda International, PLC	584	45,520
Daqo New Energy Corp., ADR*	804	53,603
FUCHS PETROLUB SE	35,221	820,841
Givaudan SA	27	86,146
Givaudan SA, ADR	600	38,244
ICL Group Ltd.	12,592	120,505
Israel Chemicals Ltd.	24,673	235,595
Johnson Matthey, PLC	1,377	32,126
Koninklijke DSM NV	561	71,537
LG Chem Ltd.	385	180,217
Mitsui Chemicals, Inc.	1,200	26,959
Novozymes A/S, ADR	920	52,661
Nutrien Ltd.*	3,522	323,214
Shin Etsu Chemical Co., Ltd., ADR	2,744	79,823
Shin-Etsu Chemical Co., Ltd.	654	75,951
Sociedad Quimica y Minera de Chile SA, SP ADR	3,549	353,764
Solvay SA, Class A	373	30,111
Sumitomo Chemical Co., Ltd.	13,000	51,172
Symrise AG	500	52,317
Umicore SA, ADR	3,052	24,172
Yara International ASA	677	28,635
		4,874,282
Coal — 0.0%
China Shenhua Energy Co., Ltd., Class H	30,000	94,088

Commercial Services — 3.1%
Adyen NV(a)*	1,188	1,833,264
Allfunds Group, PLC	135,516	1,064,008
Amadeus IT Group SA, ADR	1,437	75,328
Ashtead Group, PLC	44,689	2,195,466
Atlantia SpA	1,211	27,730
Bidvest Group, Ltd., (The)	25,266	317,065
Bureau Veritas SA	1,739	43,162
CCR SA	66,300	177,143
China Merchants Port Holdings Co., Ltd.	60,000	90,076
Edenred	1,223	61,859
Experian, PLC	2,543	77,168
International Container Terminal Services, Inc.	34,757	111,941
Localiza Rent a Car SA, SP ADR	4,006	47,191

	Number of Shares	Value
Commercial Services — (Continued)
New Oriental Education & Technology Group, Inc., ADR*	2,260	$64,184
Persol Holdings Co., Ltd.	1,400	28,104
Recruit Holdings Co., Ltd.	1,992	63,327
RELX, PLC	166,125	4,356,633
Rentokil Initial, PLC	7,414	44,777
Ritchie Bros Auctioneers, Inc.	545	37,790
Secom Co., Ltd.	1,000	63,709
Securitas AB, Class B	3,154	27,619
SGS SA	22	48,448
TAL Education Group, ADR*	7,594	43,893
Transurban Group	6,366	60,397
TravelSky Technology Ltd.	19,000	33,115
Worldline SA(a)*	675	28,919
		11,022,316
Computers — 1.4%
AutoStore Holdings Ltd.(a)*	461,982	607,641
Capgemini SE	254	43,886
CGI, Inc.*	279	22,097
Check Point Software Technologies Ltd.*	747	89,819
CyberArk Software Ltd.*	576	83,105
EPAM Systems, Inc.*	1,689	720,359
Fujitsu Ltd.	422	49,658
Globant S.A.*	1,483	312,572
Infosys Ltd., SP ADR	17,799	325,722
Itochu Techno-Solutions Corp.	1,500	37,856
Logitech International SA	501	25,185
Nomura Research Institute Ltd.	72,100	1,940,486
Obic Co., Ltd.	300	44,370
Tata Consultancy Services Ltd.	8,515	339,592
Teleperformance	266	75,759
Wipro, Ltd., ADR	38,844	194,608
		4,912,715
Cosmetics/Personal Care — 1.7%
Beiersdorf AG	912	92,058
Haleon, PLC*	208,987	628,434
Kao Corp.	2,600	112,581
Lion Corp.	7,700	89,903
L’Oreal SA	68	23,354
L’Oreal SA, ADR	3,400	233,852
Proya Cosmetics Co., Ltd., Class A	24,277	562,589
Unicharm Corp.	1,087	37,775
Unilever, PLC	86,007	3,916,304
Unilever, PLC, SP ADR	8,649	392,578
		6,089,428
Distribution/Wholesale — 3.3%
Azelis Group NV	85,351	1,691,461
Bunzl, PLC	139,434	4,624,199

8

The accompanying notes are an integral part of the financial statements.

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value
Distribution/Wholesale (Continued)
Ferguson, PLC	14,145	$1,638,102
Ferguson, PLC	19,878	2,295,710
IMCD NV	8,427	1,162,559
ITOCHU Corp.	3,700	101,827
ITOCHU Corp., ADR	426	23,383
Jardine Cycle & Carriage Ltd.	4,000	93,904
Mitsui & Co., Ltd.	3,159	74,139
Sendas Distribuidora SA, ADR	2,775	48,895
		11,754,179
Diversified Financial Services — 2.1%
Amundi SA(a)	1,037	52,580
BAC Holding International Corp.*	171,780	8,727
Banco BTG Pactual SA*	112,245	552,336
Capitec Bank Holdings Ltd.	4,409	524,254
CITIC Securities Co., Ltd., Class H	14,000	28,376
Deutsche Boerse AG	17,628	2,980,458
Deutsche Boerse AG, ADR	2,810	47,357
Futu Holdings Ltd. ADR*	852	41,825
Hargreaves Lansdown, PLC	2,451	23,204
Hong Kong Exchange & Clearing Ltd.	1,780	71,724
Housing Development Finance Corp., Ltd.	27,965	846,652
Huatai Securities Co., Ltd., Class H(a)	21,800	29,138
Investor AB*	1,658	26,132
Japan Exchange Group, Inc.	80,400	1,198,139
KB Financial Group, Inc.	16,252	596,594
KB Financial Group, Inc., ADR	6,431	235,246
London Stock Exchange Group, PLC	791	74,197
London Stock Exchange Group, PLC, ADR	2,464	58,101
Sanlam Ltd., SP ADR	5,156	32,380
SBI Holdings, Inc.	2,600	51,090
Schroders PLC	811	25,227
Singapore Exchange Ltd.	6,000	40,716
St James’s Place, PLC	5,807	74,329
		7,618,782
Electric — 0.7%
CLP Holdings Ltd.	17,500	150,785
Dubai Electricity & Water Authority PJSC*	542,413	377,609
Elia Group SA/NV	542	78,738
Endesa SA	3,062	52,520
Engie SA, SP ADR	8,968	107,078
Fortis, Inc.	4,780	210,846
Fortum Oyj	2,493	25,644
Iberdrola SA	8,686	90,436
Iberdrola SA, SP ADR	1,618	67,179

	Number of Shares	Value
Electric — (Continued)
Kansai Electric Power Co., Inc., (The)	2,900	$28,106
Mercury NZ Ltd.	7,719	27,317
National Grid, PLC	2,867	35,699
National Grid, PLC, SP ADR	2,605	164,610
Orsted AS(a)	862	84,133
Power Assets Holdings Ltd.	17,500	104,671
Power Grid Corp of India Ltd.	236,415	676,873
RWE AG	1,891	72,194
SSE, PLC, SP ADR	5,415	103,535
Terna Rete Elettrica Nazionale	6,010	42,727
Verbund AG	261	24,941
		2,525,641
Electrical Components & Equipment — 0.4%
ABB, Ltd.	4,533	124,946
Legrand SA	12,934	935,840
Prysmian SpA	861	26,418
Schneider Electric SE	698	82,963
Schneider Electric SE, ADR	4,025	95,553
Shenzhen Kedali Industry Co. Ltd., Class A	14,247	230,275
		1,495,995
Electronics — 0.7%
Assa Abloy AB, Class B	40,976	829,927
BYD Electronic International Co., Ltd.	14,500	38,311
Hirose Electric Co., Ltd.	427	60,505
Hon Hai Precision Industry Co. Ltd.	245,353	873,648
Hoya Corp.	670	68,324
Hoya Corp., SP ADR	487	49,703
Murata Manufacturing Co., Ltd.	1,119	60,254
Murata Manufacturing Co., Ltd., ADR	5,048	67,896
Nidec Corp.	78	5,182
Nidec Corp., SP ADR*	4,640	76,931
Shimadzu Corp.	800	23,365
Silergy Corp.	13,000	222,865
Venture Corp., Ltd.	6,200	81,002
		2,457,913
Energy-Alternate Sources — 0.1%
Suzhou Maxwell Technologies Co., Ltd., Class A	5,100	344,064
Vestas Wind Systems A/S	2,480	62,053
		406,117
Engineering & Construction — 0.5%
Aena SME SA(a)*	229	28,126
Aeroports de Paris*	214	29,303
Airports of Thailand PCL, NVDR*	354,300	706,033
Cellnex Telecom SA(a)*	1,455	56,662

9

The accompanying notes are an integral part of the financial statements.

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value
Engineering & Construction — (Continued)
CK Infrastructure Holdings Ltd.	8,000	$48,648
Ferrovial SA	3,085	77,357
Grupo Aeroportuario del Pacifico SAB de CV, SP ADR	392	55,888
Grupo Aeroportuario del Sureste SAB de CV, SP ADR	471	99,602
Larsen & Toubro Ltd.	23,986	572,480
Shimizu Corp.	5,200	28,514
Taisei Corp.	1,600	48,511
Vinci SA, ADR	3,476	80,052
		1,831,176
Entertainment — 0.1%
MultiChoice Group	5,548	37,446
MultiChoice Group, ADR	93	637
OPAP SA*	14,085	185,527
Oriental Land Co., Ltd.	613	91,391
Toho Co., Ltd.	600	22,787
		337,788
Environmental Control — 0.0%
China Conch Environment Protection Holdings Ltd.*	21,500	19,190

Food — 1.3%
Aeon Co., Ltd.	1,900	37,061
Carrefour SA	1,975	32,964
China Mengniu Dairy Co., Ltd.*	10,703	48,466
Chocoladefabriken Lindt & Spruengli AG	6	63,458
Cia Brasileira de Distribuicao, SP ADR*	2,775	11,322
Coles Group Ltd.	6,323	75,681
Foshan Haitian Flavouring & Food Co., Ltd., Class A	24,100	280,955
JBS SA, ADR	690	7,907
Jeronimo Martins SGPS SA	2,525	55,984
Kerry Group PLC, ADR	750	77,850
Kikkoman Corp.	400	24,460
Koninklijke Ahold Delhaize NV	70,743	1,945,923
Koninklijke Ahold Delhaize NV, SP ADR	4,031	111,175
Masan Group Corp.	50,760	247,238
Minerva SA	102,800	304,701
Mowi ASA	1,851	37,949
Nestle SA	707	82,735
Nestle SA, SP ADR	6,845	801,276
Nissin Foods Holdings Co, Ltd.	1,200	85,856
Seven & i Holdings Co., Ltd., ADR	3,000	59,550
Wilmar International Ltd.	29,000	83,706
Woolworths Group Ltd.	3,294	81,206
Yakult Honsha Co., Ltd.	1,000	59,146
		4,616,569

	Number of Shares	Value
Food Service — 0.5%
Compass Group, PLC	75,622	$1,626,705
Compass Group, PLC, SP ADR	7,353	159,192
		1,785,897
Forest Products & Paper — 0.0%
Smurfit Kappa Group PLC, ADR	736	24,820
UPM-Kymmene Oyj	1,590	54,019
		78,839
Gas — 0.1%
China Gas Holdings Ltd.	21,600	30,566
ENN Energy Holdings Ltd.	6,000	87,165
Naturgy Energy Group SA	969	26,720
Snam SpA	9,397	44,663
Tokyo Gas Co., Ltd.	1,400	26,266
		215,380
Hand/Machine Tools — 0.5%
Alleima AB*	657	2,639
Amada Co., Ltd.	170,400	1,333,288
Techtronic Industrials Co., Ltd.	43,375	511,575
		1,847,502
Healthcare-Products — 2.8%
Alcon, Inc.	76,310	5,024,477
Alcon, Inc.	1,128	74,087
Asahi Intecc Co., Ltd.	1,900	33,796
Cochlear Ltd.	376	54,737
Coloplast A/S, ADR	1,070	12,273
Coloplast A/S, Class B	327	37,354
EssilorLuxottica SA	25,892	3,856,306
EssilorLuxottica SA, ADR	144	10,764
Fisher & Paykel Healthcare Corp., Ltd.	4,925	58,961
Hengan International Group Co., Ltd.	11,000	52,641
Olympus Corp.	1,300	27,686
QIAGEN NV*	2,099	95,358
Sartorius Stedim Biotech	70	25,603
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	24,000	32,558
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	7,200	310,502
Siemens Healthineers AG(a)	1,037	50,674
Sysmex Corp.	400	24,451
Terumo Corp.	1,362	43,722
		9,825,950
Healthcare-Services — 0.2%
Fresenius Medical Care AG & Co., KGaA	1,405	48,107
Genscript Biotech Corp.*	10,000	32,122
Lonza Group AG	182	97,064
Lonza Group AG, ADR	370	19,688
Max Healthcare Institute Ltd.*	26,864	129,831

10

The accompanying notes are an integral part of the financial statements.

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value
Healthcare-Services — (Continued)
Pharmaron Beijing Co., Ltd., Class A	16,850	$166,015
Ramsay Health Care Ltd.	570	27,779
Sonic Healthcare Ltd., SP ADR	3,345	78,173
Wuxi Biologics Cayman, Inc.(a)*	15,536	137,060
		735,839
Holding Companies-Diversification — 0.1%
CK Hutchison Holdings Ltd.	10,000	64,577
MELI Kaszek Pioneer Corp., Class A*	20,089	199,885
Swire Pacific, Ltd., Class A	5,000	34,584
		299,046
Home Builders — 0.0%
Daiwa House Industry Co., Ltd.	1,200	26,829
Sekisui House Ltd.	4,000	68,018
		94,847
Home Furnishings — 0.1%
Electrolux AB, Class B	972	12,291
Sony Group Corp., SP ADR	4,806	381,356
		393,647
Household Products/Wares — 0.1%
Henkel AG & Co., KGaA	2,085	130,395
Reckitt Benckiser Group, PLC, SP ADR	12,865	201,080
		331,475
Insurance — 5.0%
Admiral Group, PLC	66,760	1,642,211
Aegon NV	14,288	63,854
Ageas SA NV*	2,481	100,668
AIA Group Ltd.	107,200	1,031,397
AIA Group, Ltd., SP ADR	9,630	368,546
Allianz SE	584	98,718
Allianz SE, ADR	6,060	101,929
Aon, PLC, Class A	24,899	6,953,295
Assicurazioni Generali SpA	1,927	28,263
Baloise Holding AG	522	75,334
China Life Insurance Co., Ltd., Class H	46,000	65,951
Dai-ichi Life Holdings, Inc.	6,692	115,625
Hannover Rueck SE	421	62,050
Lancashire Holdings Ltd.	348,744	2,001,048
Legal & General Group, PLC	36,815	107,833
Manulife Finanical Corp.	6,860	118,609
NN Group NV	3,039	124,897
Sampo Oyi, Class A	58,514	2,647,204
Sun Life Financial, Inc.	2,753	121,325
Suncorp Group Ltd.	18,597	137,344
T&D Holdings, Inc.	5,200	56,790
Topdanmark AS	31,867	1,672,417

	Number of Shares	Value
Insurance — (Continued)
Zurich Insurance Group AG	441	$195,760
Zurich Insurance Group AG, ADR*	740	32,782
		17,923,850
Internet — 3.8%
Alibaba Group Holding Ltd.*	176,000	2,099,776
Alibaba Group Holding, Ltd., SP ADR*	5,328	508,345
Autohome, Inc., ADR	2,238	79,695
Baidu, Inc., SP ADR*	1,335	192,200
China Literature, Ltd.(a)*	7,400	29,987
JD.com, Inc., ADR	3,176	201,644
JOYY, Inc., ADR	1,061	32,170
M3, Inc.	700	22,422
Meituan, ADR*	7,392	354,077
Meituan, Class B(a)*	56,700	1,361,777
MercadoLibre, Inc.*	327	279,703
momo.com, Inc.	16,800	398,370
MonotaRO Co., Ltd.	27,600	495,207
Naspers, Ltd., Class N	2,764	389,742
Naspers, Ltd., SP ADR, Class N	4,780	135,226
NAVER Corp.	1,033	183,302
Pinduoduo, Inc., ADR*	2,583	184,168
Prosus NV*	3,869	239,142
SEEK Ltd.	4,272	60,272
Shopify, Inc., Class A*	2,431	76,941
Tencent Holdings Ltd.	112,230	4,638,553
Tencent Holdings, Ltd., ADR	18,203	751,784
Tencent Music Entertainment Group, ADR*	11,332	57,907
Trend Micro, Inc.	500	30,784
Trip.com Group Ltd., ADR*	31,089	799,609
Wix.com Ltd.*	389	24,620
		13,627,423
Investment Companies — 1.9%
Groupe Bruxelles Lambert SA	56,246	4,252,002
Melrose Industries PLC	1,456,149	2,297,874
Washington H Soul Pattinson & Co., Ltd.	1,586	27,641
Wendel SE	888	69,772
		6,647,289
Iron/Steel — 0.2%
BlueScope Steel Ltd.	6,357	71,325
Cia Siderurgica Nacional SA, SP ADR	41,580	112,266
Fortescue Metals Group Ltd.	5,658	70,315
Nippon Steel Corp.	8,000	126,369
POSCO Holdings, Inc., SP ADR	3,580	168,331
Vale SA, SP ADR	12,347	153,350

11

The accompanying notes are an integral part of the financial statements.

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value
Iron/Steel — (Continued)
voestalpine AG	1,763	$35,476
		737,432
Leisure Time — 0.0%
Merida Industry Co., Ltd.	10,351	75,300
Shimano, Inc.	236	41,751
		117,051
Life Sciences Tools & Services — 0.5%
Eurofins Scientific SE*	26,689	1,846,571

Lodging — 0.2%
Galaxy Entertainment Group, Ltd.	79,000	441,585
H World Group, Ltd., ADR	1,879	70,707
InterContinental Hotels Group, PLC	1,515	82,243
Melco Resorts & Entertainment, Ltd., ADR*	5,240	30,183
		624,718
Machinery-Construction & Mining — 0.8%
Epiroc AB, Class A*	75,608	1,156,864
Hitachi, Ltd.	901	45,016
Hitachi Ltd., ADR	1,830	182,305
Komatsu Ltd.	4,400	92,043
Mitsubishi Heavy Industries, Ltd.	700	26,985
Sandvik AB	3,286	51,230
Siemens Energy AG	960	14,121
Weir Group, PLC, (The)	80,256	1,351,635
		2,920,199
Machinery-Diversified — 1.3%
Atlas Copco AB, Class A	6,804	69,067
Atlas Copco AB, Class A, SP ADR	6,624	67,432
CNH Industrial NV	6,623	80,636
FANUC Corp.	200	32,220
GEA Group AG	97,766	3,400,983
Keyence Corp.	1,400	525,664
Kone Oyj., Class B	1,468	58,709
Kubota Corp., SP ADR	883	68,265
NARI Technology Co., Ltd., Class A	66,420	263,101
SMC Corp.	110	52,187
SMC Corp., SP ADR	2,280	54,287
Sumitomo Heavy Industries Ltd.	2,000	41,982
		4,714,533
Media — 1.8%
Informa, PLC	4,850	30,684
Liberty Media Corp-Liberty Formula One, Class C*	2,417	153,915
Pearson, PLC, SP ADR	15,198	152,588

	Number of Shares	Value
Media — (Continued)
Shaw Communications, Inc., Class B	9,386	$240,657
Thomson Reuters Corp.	1,419	156,118
Wolters Kluwer NV	57,093	5,583,312
Wolters Kluwer NV, SP ADR	667	65,059
		6,382,333
Metal Fabricate/Hardware — 0.1%
Bharat Forge Ltd.	28,121	258,873
Tenaris SA, ADR	8,366	228,559
		487,432
Mining — 1.2%
Antofagasta, PLC	8,790	111,843
Barrick Gold Corp.	9,732	144,520
Boliden AB*	2,900	92,864
Cameco Corp.	31,879	929,273
Franco-Nevada Corp.	1,258	151,212
Groupo Mexico SAB de CV, Class B	294,871	1,110,898
Ivanhoe Mines Ltd., Class A*	43,200	277,617
MMC Norilsk Nickel PJSC, ADR(b)	2,034	20
Newmont Corp.	5,828	241,046
Norsk Hydro ASA	15,202	104,454
Polyus PJSC(b)	1,719	–
Rio Tinto, PLC, SP ADR	1,692	95,243
South32 Ltd.	44,192	121,692
Southern Copper Corp.	3,807	179,195
Sumitomo Metal Mining Co., Ltd.	2,000	62,933
Teck Resources, Ltd., Class B	8,215	278,078
United Tractors Tbk PT	92,900	211,540
Wheaton Precious Metals Corp.	3,868	117,974
		4,230,402
Miscellaneous Manufacturing — 0.1%
Alfa Laval AB	1,115	29,734
Orica Ltd.	5,536	57,908
Siemens AG	1,920	194,485
Sunny Optical Technology Group Co., Ltd.	5,269	71,935
Toshiba Corp.	696	25,776
		379,838
Office/Business Equipment — 0.0%
Canon, Inc.	2,700	64,663
FUJIFILM Holdings Corp.	1,100	55,843
Seiko Epson Corp.	2,000	31,428
		151,934
Oil & Gas — 3.8%
Aker BP ASA	1,947	68,205
BP, PLC, SP ADR	1	31
Canadian Natural Resources Ltd.	4,335	237,601

12

The accompanying notes are an integral part of the financial statements.

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value
Oil & Gas — (Continued)
DCC, PLC	81,870	$4,711,962
Eni SpA	98,500	1,163,578
Equinor ASA	27,749	1,076,957
Equinor ASA, SP ADR	3,137	121,684
Exxon Mobil Corp.	8,043	768,830
Galp Energia SGPS SA	3,396	36,673
Idemitsu Kosan Co., Ltd.	1,100	29,004
Imperial Oil Ltd.	2,792	136,920
Inpex Corp.	6,228	71,588
Neste Oyj	756	37,299
OMV AG	4,843	195,136
Petro Rio SA*	55,300	290,723
Petroleo Brasileiro, SP ADR	33,758	482,402
PTT Exploration & Production PCL, NVDR	58,400	270,102
Reliance Industries Ltd.	34,227	1,121,279
Repsol SA	7,844	101,879
Santos Ltd.	19,946	106,476
Shell PLC, ADR	37,961	2,011,174
Suncor Energy, Inc.	1,090	35,229
TotalEnergies SE, SP ADR	7,259	366,652
Woodside Energy Group Ltd.	7,291	169,360
Woodside Energy Group, Ltd., ADR	956	21,806
		13,632,550
Pharmaceuticals — 8.5%
Alfresa Holdings Corp.	256,100	3,064,608
Aspen Pharmacare Holdings, Ltd., ADR	6,986	59,311
Astellas Pharma, Inc.	116,600	1,653,130
Astellas Pharma, Inc., ADR	190	2,681
AstraZeneca, PLC	23,742	2,936,695
AstraZeneca, PLC, SP ADR	7,760	484,069
Celltrion, Inc.	426	59,963
Chugai Pharmaceutical Co., Ltd.	2,000	51,616
Cipla Ltd.	40,120	519,888
CSPC Pharmaceutical Group Ltd.	23,040	23,372
Daiichi Sankyo Co., Ltd.	2,748	82,582
Daiichi Sankyo Co., Ltd., SP ADR	876	26,341
Dr. Reddy’s Laboratories, Ltd., ADR	3,953	206,702
Eisai Co., Ltd.	800	32,619
GSK PLC	167,190	2,672,521
GSK PLC, ADR	1	32
Kyowa Kirin Co., Ltd.	1,400	31,381
Merck KGaA	587	100,835
Novartis AG	45,386	3,671,186
Novartis AG, SP ADR	5,065	407,834
Novo Nordisk A/S, Class B	27,773	2,969,318
Novo-Nordisk A/S, SP ADR	6,449	684,239

	Number of Shares	Value
Pharmaceuticals — (Continued)
Ono Pharmaceutical Co., Ltd.	2,900	$69,224
Orion Oyj, Class B	672	30,469
Otsuka Holdings Co., Ltd.	1,900	62,059
Recordati Industria Chimica e Farmaceutica SpA	64,128	2,616,433
Roche Holdings AG	10,456	3,369,359
Roche Holdings AG, SP ADR	15,336	620,188
Sanofi	35,823	2,928,537
Sanofi, ADR*	6,518	267,434
Shionogi & Co., Ltd.	500	24,412
Sun Pharmaceutical Industries Ltd.	23,057	257,321
Takeda Pharmaceutical Co., Ltd.	3,600	99,504
		30,085,863
Pipelines — 0.1%
Enbridge, Inc.	6,937	285,943
TC Energy Corp.	166	8,001
		293,944
Private Equity — 0.3%
3i Group, PLC	3,463	48,746
Antin Infrastructure Partners SA*	14,222	382,752
Bridgepoint Group, PLC(a)	152,117	442,491
Macquarie Korea Infrastructure Fund	26,497	253,022
Partners Group Holding AG	64	61,776
		1,188,787
Real Estate — 0.7%
China Resources Land Ltd.	9,714	39,772
CK Asset Holdings Ltd.	11,000	74,247
Daito Trust Construction Co., Ltd.	300	29,513
DLF Ltd.	90,058	435,028
Emaar Properties PJSC	257,662	437,887
Great Eagle Holdings, Ltd.	377,662	826,533
Hongkong Land Holdings Ltd.	6,100	29,488
Iguatemi SA	38,900	146,481
KE Holdings, Inc., ADR*	2,310	41,672
Mitsubishi Estate Co., Ltd.	2,000	26,934
REA Group Ltd.	633	54,589
Sun Hung Kai Properties Ltd.	16,000	187,972
Sunac Services Holdings Ltd.(a)	620	187
Swiss Prime Site AG*	1,177	101,224
UOL Group, Ltd.	11,900	58,879
Wharf Holdings Ltd., (The)	14,000	52,723
Wharf Real Estate Investment Co., Ltd.	14,000	63,703
		2,606,832
REITS — 0.3%
Ascendas Real Estate Investment Trust	23,000	46,354

13

The accompanying notes are an integral part of the financial statements.

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value
REITS — (Continued)
CapitaLand Integrated Commercial Trust	25,000	$36,976
Goodman Group	6,677	88,791
Japan Metropolitan Fund Invest	76	60,357
Japan Prime Realty Investment Corp.	15	44,429
Link REIT	67,900	525,480
Nippon Building Fund Inc.	10	49,810
Nippon Prologis REIT, Inc.	29	72,956
Nomura Real Estate Master Fund, Inc.	23	28,130
Segro, PLC	5,434	59,301
Unibail-Rodamco-Westfield*	938	48,222
United Urban Investment Corp.	51	54,261
		1,115,067
Retail — 2.3%
Abu Dhabi National Oil Co for Distribution PJSC	218,274	263,740
ANTA Sports Products Ltd.	25,361	305,408
Astra International Tbk PT, ADR	3,615	33,800
Cie Financiere Richemont SA, ADR	12,160	135,584
Domino’s Pizza Enterprises Ltd.	613	26,422
Fast Retailing Co., Ltd.	147	85,956
Industria de Diseno Textil SA	2,702	58,340
Li Ning Co., Ltd.	29,000	266,031
Lojas Renner SA	106,900	546,993
Moncler SpA	634	28,208
Next, PLC	352	23,704
Nitori Holdings Co., Ltd.	500	47,801
PriceSmart, Inc.	3,293	208,348
Restaurant Brands International, Inc.	3,260	192,340
Ryohin Keikaku Co., Ltd.	3,500	32,461
Sundrug Co., Ltd.	23,000	562,734
Swatch Group AG, (The)	12,465	3,022,707
Tsuruha Holdings, Inc.	28,100	1,559,734
USS Co., Ltd.	2,500	44,117
Wal-Mart de Mexico SAB de CV, SP ADR	1,129	37,076
Welcia Holdings Co., Ltd.	4,000	83,774
Wesfarmers Ltd.	2,970	95,007
Yum China Holdings, Inc.	11,728	587,690
Zalando SE(a)*	717	16,600
		8,264,575
Semiconductors — 6.5%
ASE Technology Holding Co., Ltd., ADR	6,033	34,750
ASML Holding NV	1,560	761,463
ASML Holding NV, ADR	1,129	553,142
MediaTek, Inc.	10,000	216,367

	Number of Shares	Value
Semiconductors — (Continued)
Rohm Co., Ltd.	40	$2,993
Samsung Electronics Co., Ltd.	113,797	5,041,295
Samsung Electronics Co., Ltd., GDR	3,744	4,094,324
SK Hynix, Inc.	917	64,472
StarPower Semiconductor Ltd., Class A	4,100	234,580
SUMCO Corp.	34	462
Taiwan Semiconductor Manufacturing Co., Ltd.	277,122	4,536,431
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	84,389	7,033,823
Tokyo Electron Ltd.	400	125,455
Tokyo Electron, Ltd., ADR	1,048	82,331
United Microelectronics Corp., SP ADR*	36,418	241,451
		23,023,339
Shipbuilding — 0.1%
Hyundai Mipo Dockyard Co., Ltd.*	6,333	502,750

Software — 1.8%
AVEVA Group, PLC	39,958	1,295,773
BlackBerry Ltd.*	10,732	63,748
Dassault Systemes SE	2,375	91,588
Dassault Systemes SE, ADR	2,450	94,692
Kaspi.KZ JSC	8,853	532,244
Konami Group Corp.	500	25,375
NetEase, Inc.	91,700	1,637,524
NetEase, Inc., ADR	1,380	122,144
Nexon Co., Ltd.	2,300	45,798
Open Text Corp.	2,121	66,769
Oracle Corp Japan	500	29,786
Playtech, PLC*	137,204	712,204
SimCorp A/S	19,809	1,446,578
TeamViewer AG, ADR*	4,442	22,032
Temenos AG	356	29,154
Ubisoft Entertainment SA*	674	31,082
		6,246,491
Telecommunications — 3.3%
America Movil SAB de CV, Class L, SP ADR	7,257	123,369
BCE, Inc.	5,954	286,983
Bharti Airtel Ltd.	59,981	543,335
Chunghwa Telecom Co., Ltd., SP ADR	10,212	405,621
Deutsche Telekom AG, SP ADR	5,690	107,712
Elisa Oyj	602	32,194
Hikari Tsushin, Inc.	200	25,285
KDDI Corp.	167,748	5,133,279

14

The accompanying notes are an integral part of the financial statements.

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value
Telecommunications — (Continued)
KT Corp.	20,466	$567,181
Millicom International Cellular SA, SDR*	116	1,660
MTN Group Ltd.	23,254	168,313
Nice Ltd., SP ADR*	288	61,450
Nippon Telegraph & Telephone Corp.	3,100	84,023
Nippon Telegraph & Telephone Corp., ADR	984	26,686
Nokia Oyj, SP ADR	12,708	64,175
SK Telecom Co., SP ADR	4,948	143,888
SK Telecom Co Ltd., ADR	2	43
SoftBank Group Corp.	1,700	67,340
Spark New Zealand Ltd.	9,362	30,969
Swisscom AG	318	164,416
Tele2 AB, Class B	2,532	26,965
Telefonaktiebolaget LM Ericsson, Class B	423,845	3,169,692
Telefonaktiebolaget LM Ericsson, SP ADR	2,495	18,538
Telefonica SA	9,725	40,135
Telekomunikasi Indonesia Persero Tbk PT	1,252,000	383,401
Turkcell Iletisim Hizmetleri AS, ADR	1	3
		11,676,656
Toys/Games/Hobbies — 0.1%
Bandai Namco Holdings, Inc.	800	60,029
Nintendo Co., Ltd.	200	81,870
Nintendo Co., Ltd., ADR	1,152	58,867
		200,766
Transportation — 0.9%
Aurizon Holdings Ltd.	22,111	55,922
Canadian National Railway Co.	3,433	408,218
Canadian Pacific Railway Ltd.	2,583	193,363
Deutsche Post AG, SP ADR	3,012	110,239
DSV A/S	11,097	1,639,783
DSV AS, ADR	826	60,827
East Japan Railway Co.	500	25,898
Keio Corp.	800	30,440
Kintetsu Group Holdings Co., Ltd.	800	27,165
Kuehne + Nagel International AG	222	51,307
Mitsui OSK Lines Ltd.	9,000	234,483
MTR Corp Ltd.	10,000	51,213
Odakyu Electric Railway Co., Ltd.	1,900	25,956
Tobu Railway Co., Ltd.	1,100	25,989
Yamato Holdings Co., Ltd.	1,800	28,060
ZTO Express Cayman, Inc., ADR	3,209	83,595
		3,052,458

	Number of Shares	Value
Water — 1.0%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR*	4,592	$42,981
Severn Trent, PLC	1,954	63,117
United Utilities Group, PLC	272,518	3,340,050
		3,446,148
TOTAL COMMON STOCKS
(Cost $313,988,321)		308,721,936

EXCHANGE TRADED FUNDS — 0.4%
Diversified Financial Services — 0.4%
iShares MSCI Saudi Arabia ETF	31,168	1,381,989
TOTAL EXCHANGE TRADED FUNDS
(Cost $1,295,552)		1,381,989

PREFERRED STOCKS — 0.3%
Auto Manufacturers — 0.0%
Porsche Automobil Holding SE 3.502%	851	60,004
Banks — 0.1%
Banco Bradesco SA, ADR 3.091%	44,550	161,717
Bancolombia SA, SP ADR 5.262%	1,414	38,814
		200,531
Chemicals — 0.1%
Fuchs Petrolub SE 3.776%	15,802	427,662
Cosmetics/Personal Care — 0.1%
LG H&H Co., Ltd. 3.357%	1,366	372,295
TOTAL PREFERRED STOCKS
(Cost $1,689,436)		1,060,492

15

The accompanying notes are an integral part of the financial statements.

AQUARIUS INTERNATIONAL FUND

Portfolio of Investments (Concluded)

AUGUST 31, 2022

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 12.2%
U.S. Bank Money Market Deposit Account, 2.00%(c)	43,311,240	$43,311,240
TOTAL SHORT-TERM INVESTMENTS
(Cost $43,311,240)		43,311,240
TOTAL INVESTMENTS — 99.7%
(Cost $360,284,549)		354,475,657
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		1,190,292
NET ASSETS — 100.0%		$355,665,949

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of August 31, 2022, total market value of Rule 144A securities is $5,043,593 and represents 1.42% of net assets.

(b)

Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2022, these securities amounted to $20 or 0% of net assets.

(c)	The rate shown is as of August 31, 2022.

ADR	American Depositary Receipt

CDI	CREST Depository Interest

ETF	Exchange Traded Fund

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SDR	Special Drawing Right

SP ADR	Sponsored ADR

16

The accompanying notes are an integral part of the financial statements.

AQUARIUS INTERNATIONAL FUND

STATEMENT of Assets and Liabilities

AUGUST 31, 2022

ASSETS
Investments, at value (cost $316,973,309)	$311,164,417
Short-term investments, at value (cost $43,311,240)	43,311,240
Foreign currency at value (cost $235,354)	172,534
Receivables for:
Dividends	1,265,821
Investments sold	2,749,292
Capital shares sold	474,940
Prepaid expenses and other assets	28,150
Total assets	$359,166,394

LIABILITIES
Payables for:
Investments purchased	3,129,226
Capital shares redeemed	80,020
Sub-advisory fees	142,996
Other accrued expenses and liabilities	148,203
Total liabilities	3,500,445
Net assets	$355,665,949

NET ASSETS CONSIST OF:
Par value	$38,265
Paid-in capital	381,143,060
Total distributable earnings/(loss)	(25,515,376)
Net assets	$355,665,949

CAPITAL SHARES:
Net Assets	$355,665,949
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	38,264,562
Net asset value, offering and redemption price per share	$9.29

17

The accompanying notes are an integral part of the financial statements.

AQUARIUS INTERNATIONAL FUND

Statement of Operations

FOR THE YEAR ENDED AUGUST 31, 2022

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $935,905)	$8,326,273
Total investment income	8,326,273

EXPENSES
Sub-advisory fees (Note 2)	1,768,512
Custodian fees (Note 2)	344,474
Administration and accounting services fees (Note 2)	250,847
Transfer agent fees (Note 2)	52,354
Director fees	41,580
Legal fees	40,123
Audit fees and tax services	37,391
Officer fees	29,206
Registration and filing fees	22,211
Printing and shareholder reporting fees	5,627
Other expenses	152,288
Total expenses	2,744,613
Net investment income/(loss)	5,581,660

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments and foreign currency transactions	(12,646,664)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(83,378,012)
Net realized and unrealized gain/(loss) on investments	(96,024,676)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(90,443,016)

18

The accompanying notes are an integral part of the financial statements.

AQUARIUS INTERNATIONAL FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income/(loss)	$5,581,660	$3,610,463
Net realized gain/(loss) from investments and foreign currency transactions	(12,646,664)	13,243,783
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(83,378,012)	44,996,998
Net increase/(decrease) in net assets resulting from operations	(90,443,016)	61,851,244

DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(5,072,140)	(2,348,112)
Net decrease in net assets from dividends and distributions to shareholders	(5,072,140)	(2,348,112)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	89,693,476	55,323,661
Reinvestment of distributions	4,234,119	1,902,390
Shares redeemed	(25,570,223)	(12,861,612)
Net increase/(decrease) in net assets resulting from capital share transactions	68,357,372	44,364,439
Total increase/(decrease) in net assets	(27,157,784)	103,867,571

NET ASSETS:
Beginning of period	382,823,733	278,956,162
End of period	$355,665,949	$382,823,733

SHARE TRANSACTIONS:
Shares sold	8,416,052	4,875,177
Shares reinvested	363,131	175,659
Shares redeemed	(2,483,280)	(1,170,002)
Net increase/(decrease) in shares	6,295,903	3,880,834

19

The accompanying notes are an integral part of the financial statements.

AQUARIUS INTERNATIONAL FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Period April 17, 2018(1) to August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$11.97	$9.93	$9.27	$9.61	$10.00
Net investment income/(loss)(2)	0.16	0.12	0.12	0.14	0.08
Net realized and unrealized gain/(loss) from investments	(2.69)	2.00	0.67	(0.35)	(0.47)
Net increase/(decrease) in net assets resulting from operations	(2.53)	2.12	0.79	(0.21)	(0.39)
Dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.08)	(0.13)	(0.13)	—
Total dividends and distributions to shareholders	(0.15)	(0.08)	(0.13)	(0.13)	—
Net asset value, end of period	$9.29	$11.97	$9.93	$9.27	$9.61
Total investment return/(loss)(3)	(21.38)%	21.46%	8.61%	(2.12)%	(3.90	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$355,666	$382,824	$278,956	$163,375	$176,968
Ratio of expenses to average net assets	0.73%	0.75%	0.75%	0.94%	0.80	%(5)
Ratio of net investment income/(loss) to average net assets	1.48%	1.08%	1.24%	1.56%	2.21	%(5)
Portfolio turnover rate	52%	48%	55%	81%	36	%(4)

(1)	Commencement of operations.

(2)	Calculated based on average shares outstanding for the period.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.

(5)	Annualized.

20

The accompanying notes are an integral part of the financial statements.

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2022

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has forty-eight separate investment portfolios, including the Aquarius International Fund (the “Fund”), which commenced investment operations on April 17, 2018.

RBB has authorized capital of one hundred billion shares of common stock of which 90.023 billion shares are currently classified two hundred and eleven classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund’s investment objective seeks capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2022 (the “current fiscal period”).

PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

21

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2022

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1	— Prices are determined using quoted prices in active markets for identical securities.

● Level 2	— Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3	— Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Common Stocks	$308,721,936	$67,026,260	$241,695,656	$20
Exchange Traded Funds	1,381,989	1,381,989	—	—
Preferred Stocks	1,060,492	200,531	859,961	—
Short-Term Investments	43,311,240	43,311,240	—	—
Total Investments*	$354,475,657	$111,920,020	$242,555,617	$20

*	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no significant Level 3 transfers.

22

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2022

REITS — The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (formerly, PENN Capital Funds Trust) (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

23

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2022

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

MARKET RISK — Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Fund may be inhibited.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

UKRAINE-RUSSIA CONFLICT RISK — In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments, even beyond any direct exposure the Fund may have to issuers located in these countries.

2. INVESTMENT ADVISER AND OTHER SERVICES

Altair Advisers, LLC (“Altair” or the “Adviser”) serves as the investment adviser to the Fund. Aperio Group, LLC, Driehaus Capital Management, LLC, Mawer Investment Management, Ltd. and Setanta Asset Management Limited each serve as an investment sub-adviser (“Sub-Adviser”) to the Fund.

The Fund is managed by the Adviser and one or more Sub-Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement, subject to approval by the Board. The Adviser has an investment team that is jointly responsible for the day-to-day management of the Fund. The Sub-Advisers provide investment advisory services to the portion of the Fund’s portfolio allocated to them by the Adviser. The Adviser and the Fund have entered into sub-advisory agreements with the Sub-Advisers to manage the Fund, subject to supervision of the Adviser and the Board, and in accordance with

24

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2022

the investment objective and restrictions of the Fund. The Fund compensates the Sub-Advisers for their services at an annual rate based on the Fund’s average daily net assets, (the “Sub-Advisory Fee”), not to exceed 0.90%, payable on a monthly basis in arrears.

During the current fiscal period, collectively, sub-advisory fees accrued were $1,768,512, or the rate of 0.47%.

The Fund is currently only available to clients of the Adviser and to other investors at the Fund’s discretion. The Adviser does not receive a separate management fee from the Fund. However, pursuant to the Fund’s investment advisory agreement with the Adviser, the Adviser is entitled to receive reimbursement for compliance expenses in connection with managing the Fund, up to 0.03% of the Fund’s average daily net assets. During the current fiscal period, the Adviser received $124,177.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. DIRECTOR AND OFFICER COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Statement of Operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$229,250,558	$177,191,232

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The

25

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2022

Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2022, the federal tax cost, which includes foreign currency, and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	Net Unrealized Appreciation/ (Depreciation)
$364,987,858	$38,310,971	$(48,650,639)	$(10,339,668)

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2022, primarily attributed to foreign currency. There were no permanent differences between distributable earnings/(loss) and paid in capital.

As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)	QUALIFIED LATE-YEAR LOSSES
$3,144,936	$—	$(18,320,644)	$(10,339,668)	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2022 and August 31, 2021 was as follows:

	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
2022	$5,072,140	$—	$5,072,140
2021	$2,348,112	$—	$2,348,112

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2022, the Fund had short-term capital loss carryforwards of $18,320,644.

6. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18

26

AQUARIUS INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

AUGUST 31, 2022

of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 may require the Fund to observe more stringent requirements than were previously imposed by the 1940 Act, which could adversely affect the ability of the Fund to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved new valuation procedures for the Fund.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

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AQUARIUS INTERNATIONAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Aquarius International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Aquarius International Fund (one of the funds constituting The RBB Fund, Inc., hereafter referred to as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2022 and for the period April 17, 2018 (commencement of operations) through August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2022 and the financial highlights for each of the four years in the period ended August 31, 2022 and for the period April 17, 2018 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania
October 28, 2022

We have served as the auditor of one or more Altair Advisers, LLC investment companies since 2015.

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AQUARIUS INTERNATIONAL FUND

SHAREHOLDER TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. During the fiscal year ended August 31, 2022, the following dividends and distributions were paid by the Fund:

Ordinary Income	Long-Term Gains
$5,072,140	$—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2022 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Aquarius International Fund	100%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Fund is as follows:

Aquarius International Fund	0%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

Aquarius International Fund	0%

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any. The Fund passed through foreign tax credits of $925,405 and earned $9,057,572 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

29

AQUARIUS INTERNATIONAL FUND

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (844) 261-6482 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC website at http://www.sec.gov.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the renewal of the investment advisory agreement between Altair and the Company (the “Investment Advisory Agreement”) on behalf of the Fund, and (2) the renewal of the sub-advisory agreements among Altair, the Company and each of Aperio Group, LLC, Driehaus Capital Management, LLC, Mawer Investment Management, Ltd. and Setanta Asset Management Limited (collectively, the “Sub-Advisers”) (together, the “Sub-Advisory Agreements”), at a meeting of the Board held on May 11-12, 2022 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Sub-Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement and the Sub-Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement and the Sub-Advisory Agreements, the Board considered information provided by Altair and each of the Sub-Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Altair Advisers LLC (“Altair”) with respect to the Fund, and the Sub-Advisory Agreements between Altair and each Sub-Adviser with respect to the Fund, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Altair and each Sub-Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Altair’s and the Sub-Advisers’ investment philosophies and processes; (iv) Altair’s and the Sub-Advisers’ assets under management and client descriptions; (v) Altair’s and the Sub-Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Altair’s and the Sub-Advisers’ advisory fee arrangements and other similarly managed clients, as applicable; (vii) Altair’s and the Sub-Advisers’ compliance procedures; (viii) Altair’s and the Sub-Advisers’ financial information and insurance coverage, as applicable; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Altair and each Sub-Adviser. The Directors concluded that Altair and each Sub-Adviser had substantial resources to provide services to the Fund, and that Altair’s and the Sub-Advisers’ services had been acceptable.

30

AQUARIUS INTERNATIONAL FUND

Other Information (Unaudited) (CONTINUED)

The Directors also considered the investment performance of the Fund and considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the Fund had underperformed its primary benchmark for the year-to-date, one-year and three-year periods ended March 31, 2022. The Directors also considered the Fund’s 3rd quintile ranking within its Lipper Performance Group for the two-year period ended December 31, 2021.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement and Sub-Advisory Agreements. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the Fund’s actual advisor fees ranked in the 2nd quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 3rd quintile of its Lipper Expense Group. The Directors considered that the Fund does not pay a contractual management fee to Altair, but instead reimburses for out-of-pocket expenses in connection with its compliance monitoring of the Fund’s trading, up to 0.03% of the Fund’s average daily net assets. The Directors also considered the fees payable to each Sub-Adviser under the Sub-Advisory Agreement.

After reviewing the information regarding Altair’s and the Sub-Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Altair and the Sub-Advisers, the Directors concluded that the investment advisory fees to be paid by the Fund to Altair and the sub-advisory fees to be paid to each Sub-Adviser were fair and reasonable and that the Investment Advisory Agreement and Sub-Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2023.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Adviser Program. The Adviser has delegated oversight of the Adviser Program to its Compliance Committee, whose process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from July 1, 2021 to December 31, 2021 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review the Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

31

AQUARIUS INTERNATIONAL FUND

Other Information (Unaudited) (Concluded)

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

32

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (877) 264-5346.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age:89	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	55	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 55	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	55

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

33

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (CONTINUED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 56	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	55

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 1997, Consultant, financial services organizations.	55

IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021); Kalmar Pooled Investment Trust (registered investment company) (until September 2017).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Chairman Director	2005 to present 1991 to present	Retired.	55	EIP Investment Trust (registered investment company) (until August 2022).

34

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (CONTINUED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 62	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	55

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc.(asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	55	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	55	None.
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 63	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO Investments LLC.	N/A	N/A

35

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (CONTINUED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 59	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Director of Marketing & Business Development	2019 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC. (an investment advisory firm)

				N/A	N/A

36

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 63	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 43	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 55 portfolios of the fund complex, consisting of the series in the Company and The RBB Fund Trust (7 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler

37

AQUARIUS INTERNATIONAL FUND

COMPANY MANAGEMENT (Unaudited) (Concluded)

has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

38

AQUARIUS INTERNATIONAL FUND

PRIVACY NOTICE (UNAUDITED)

FACTS	WHAT DOES THE AQUARIUS INTERNATIONAL FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Aquarius International Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Aquarius International Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6482

39

AQUARIUS INTERNATIONAL FUND

PRIVACY NOTICE (UNAUDITED) (concluded)

What we do
How does the Aquarius International Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Aquarius International Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Altair Advisers, LLC, the investment adviser to the Aquarius International Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Aquarius International Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Aquarius International Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

40

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Investment Adviser
Altair Advisers, LLC
303 West Madison Street, Suite 600
Chicago, IL 60606

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

AQU-AR22

Boston Partners Investment Funds

of The RBB Fund, Inc.

Annual Report
August 31, 2022

Boston Partners All-Cap Value Fund
Boston Partners Small Cap Value Fund II
WPG Partners Select Small Cap Value Fund
WPG Partners Small/Micro Cap Value Fund
Boston Partners Global Sustainability Fund
Boston Partners Global Equity Fund
Boston Partners Emerging Markets Fund
Boston Partners Long/Short Equity Fund
Boston Partners Long/Short Research Fund
Boston Partners Global Long/Short Fund
Boston Partners Emerging Markets Dynamic Equity Fund

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS INVESTMENT FUNDS

GENERAL MARKET COMMENTARY

Dear Shareholder,

The fiscal year ended August 31, 2022, saw some of the worst investment performance in recent memory, with stocks (as measured by the S&P 500) dropping by -11.23% and bonds (as measured by the Bloomberg U.S. Aggregate Bond Index) falling by an even greater -11.52%. It was the worst fiscal year performance for the S&P 500 since the Global Financial Crisis in 2009 and the worst performance on record for the Aggregate Bond Index on data back to 1980.

Returns for the fiscal year can be broken into four phases:

Phase 1 – From August to December with the S&P 500 gaining +5.38%, with the return driven by the re-opening of the U.S. economy on COVID vaccination progress, historically benign financial conditions, and overall stellar earnings results on a year-over-year basis.

Phase 2 – From December to June with Russia invading Ukraine, inflation hitting a 40-year high of 9.1% and the U.S. Federal Reserve (“Fed”) hiking rates on three occasions by the greatest amount since 1994. During this phase, the S&P 500 fell by -19.97% and the Aggregate Bond Index by -10.35% as the yield on the 10-Year Treasury bond doubled from 1.51% to 3.02%.

Phase 3 – From the end of June to August 15th which brought a short-lived reprieve to falling prices, largely the result of what was thought to be a “pivot” on future interest actions by the Fed based upon comments made by Chairman Jerome Powell. At a July 27th press conference, Chairman Powell stated that rates had reached “neutral status” and that “at some point it will be appropriate to slow down (rate hikes)” and several market pundits touted the notion that “peak inflation” was at hand. During this phase the S&P 500 gained +13.72% and the Aggregate Bond Index a positive +1.86%.

Phase 4 – From August 16th to the end of the month where the S&P 500 fell by -7.88% and bonds by -2.27% as a chorus of members of the Federal Open Market Committee openly challenged the notion of an early Fed exit from tightening. That was cemented by Chairman Powell in a prepared speech on August 26th at the Fed’s Jackson Hole Economic Symposium, when Chairman Powell channeled his “inner Paul Volcker” and slammed the door on the premise of an early exit from Fed tightening. Excerpts from his 11-minute speech included: “History warns against prematurely loosening policy”; “Higher rates will bring some pain to households and businesses, but a failure to restore price stability would mean far greater pain”; “Restoring price stability will likely require maintaining a restrictive policy stance for some time” and “We must keep at it until the job is done”.

The S&P 500 ended the month of August with a loss of -4.08% on a total return basis in what is being called “a pivot on the pivot”.

Only three of the eleven sectors that comprise the S&P 500 found their way into positive territory for the year, led by the Energy sector which gained +75.21%, supported by a +80.58% increase in oil prices and a +105.90% jump in the price of natural gas as the war in Ukraine disrupted global supply chains, that when coupled with cuts in production by OPEC, contributed to a worldwide energy supply/demand imbalance that triggered the higher prices. Two classic “defensive” sectors also had positive returns, Utilities at +11.72% and Consumer Staples at +4.08% as investors sought what have historically proven to be “safer” investments in times of turmoil.

At the other end of the spectrum came sectors with the longest durations, or those with the greatest sensitivity to rising interest rates: Information Technology at -14.34%, Consumer Discretionary at -16.17% and Communication Services at -35.19%, hurt by interest rates that increased by an average of 2.62% across the Treasury yield curve of maturities between two and ten years in length.

Evidence of the “risk-off” mentality by investors prevailed across virtuality all capitalizations, styles and geographies as the Russell 1000 Index of large-cap stocks beat (loss less than) the Russell 2000 Index of small-cap stocks, -12.96% to -18.88%; high-quality stocks (those rated “B+” or higher by Standard & Poor’s) beat low-quality stocks (“B” or lower) -8.50% to -26.24%; the lowest beta quintile of the S&P 500 beat the highest beta quintile -3.11% to -11.35%.

Returns of foreign stocks were mixed relative to the U.S. in local currency terms as the MSCI EAFE Index of developed market stocks returned -5.96% for the year, while the MSCI Emerging Markets Index dropped by -15.44%. In $U.S. dollar terms, the results were weaker, the MSCI EAFE Index at -19.37% and MSCI EM Index at -21.48%, respectively. The DXY Index, a measure of the dollar’s return relative to the currencies of the United States’ sixteen largest trading partners, gained +17.35% for the year with the dollar benefitting from its “safe haven” status.

Value as an investment style is outpaced Growth by a margin not seen since the bursting of the “dot com” bubble some twenty years ago. The average return for the Russell 1000 Value Index, the Russell Mid-Cap Value Index and the Russell 2000 Small-Cap Value Index for the fiscal year ended August 31, 2022, was -8.10% versus the -23.67% posted by their Russell Growth counterparts across the three capitalization ranges.

Looking Ahead

Chairman Powell’s Jackson Hole speech triggered a significant shift in the future landscape of interest rates. In mid-July, the futures market was pricing a 28% chance of a 75-basis point hike by the FOMC at the conclusion of its September 21st meeting. After the speech, the probability rose to a 75% chance of a 75-basis point move.

Annual Report 2022  |  1

BOSTON PARTNERS INVESTMENT FUNDS

GENERAL MARKET COMMENTARY (concluded)

A month ago, Fed Fund futures were signalling that rates would peak at 3.3% in early 2023 and that the Fed would begin to cut rates by the summer to the 2% range. After the speech, the futures market recalibrated, projecting that rates would peak at 3.7% in February 2023 and stay north of 3% until late 2024. Currently, the interest rate swap market is pricing an even higher terminal rate of over 4.2% by early next year.

While headline inflation readings have begun to subside, mostly due to the recent drop in oil and gasoline prices, the “peak inflation” hypothesis remains challenged by analysis and data that suggests that underlying strength in inflation remains. For example, the median CPI, or the rate of inflation on the component that falls in the 50th percentile of price changes, increased to 6.69% in August from 6.26% in July, while the Cleveland Fed’s Trimmed-Mean CPI, which excludes 8% of the highest and 8% of the lowest prices change categories, also increased in August to 7.21% from July’s reading of 6.99%. The Atlanta Fed’s Core Sticky CPI, a weighted basket of items that change price relatively slowly, increased to 5.9% in August from 5.62% in July. All three suggest that underlying inflation could stay higher for longer.

It is also important to note that the pace of the Fed’s quantitative tightening has also doubled in the last month, from $30 billion to $60 billion of U.S. Treasury’s hitting the open market, and $17.5 billion to $35 billion of mortgage-backed securities, likely adding upward pressure to interest rates. The Atlanta Fed has estimated that every $1 trillion in quantitative tightening over a 3-year period is the equivalent of an additional 34 basis point hike in the Fed Funds rate. Members of the Fed have indicated that a $3 trillion reduction in the Fed’s balance sheet over the next three years is their current goal. Higher rates and newly lowered earnings expectations remain a significant headwind for higher stock prices.

The Fed is fully aware that economic growth must drop below trend for a period of time in order to create enough slack in the economy that, in turn, acts to limit inflationary pressures. How much monetary restraint for how long remains as the Fed’s critical challenge.

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of September 30, 2022 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

MSCI EAFE (EAFE) Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. It is maintained by MSCI Inc., a provider of investment decision support tools; the EAFE acronym stands for Europe, Australasia and the Far East.

2  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited)

Dear Shareholder,

The Boston Partners All-Cap Value Fund – Institutional Class (“Fund”) outperformed its benchmark, the Russell 3000® Value Index (“Benchmark”), for the fiscal year ended August 31, 2022. The Fund generated a net return of -3.76% for its Institutional Class shares during the past year, versus its Benchmark’s return of -6.49%.

During the fiscal year ended August 31, 2022, stock selection within Health Care, Industrials, and Technology sectors were the primary drivers of the Fund’s outperformance. In the Health Care sector, distributors McKesson and AmerisourceBergen added value after strong earnings reports and reaching an agreement with 46 states on opioid litigation which has removed a liability overhang. Health insurers Elevance and Centene reported strong earnings and received a generous 4% price increase from government reimbursement for 2022. Within Industrials, Huron Consulting has seen a reacceleration in revenues from healthcare clients where they enjoy their best margins. Our positions in defense-related companies, including Howmet and Curtiss-Wright, outperformed as the Ukrainian conflict will likely result in increased defense spending in the US and Europe. In Technology, avoiding larger cap semiconductor names that underperformed, such as Intel, Micron and software company Salesforce, helped relative returns. From a sector allocation perspective, our underweight to Communication Services and Real Estate and overweight to Energy contributed positively to relative performance.

Sector allocation detracted from relative performance during the fiscal year period due to our underweight to Utilities and Consumer Staples and overweight to Technology and Consumer Discretionary. Stock selection in Consumer Staples was the only sector that reduced relative returns during the one-year period. In Consumer Staples, our position in Nomad Foods underperformed as the company’s margins were squeezed as commodity costs increased and pricing of frozen vegetables remained competitive on supermarket shelves. Not owning Procter and Gamble, Coca-Cola, General Mills and Archer-Daniels-Midland also reduced relative performance as investors sought refuge in the perceived safety of this defensive sector amid the market downturn.

Over the course of the fiscal year, we bought and sold companies when opportunities that fit our three-circle criteria presented themselves or if our sell discipline was triggered. In the Technology sector, we added to our semiconductor exposure such as Applied Materials and KLA. The group has lagged despite strong backlogs as customers are still catching up from the chip shortages over the past few quarters. In Consumer Staples, we added Keurig Dr. Pepper. The successful merger of these two businesses has resulted in accelerating organic growth, increased margins, and carbonated soft drinks are exhibiting pricing power in this inflationary environment. In Consumer Discretionary, we sold retail-related names that exceeded our price targets, including Lowe’s and eBay. We trimmed our exposure to Industrials, which included selling the building materials company, Owens Corning. The company was approaching our price target and we were concerned about the sustainability of its roofing and insulation businesses with rising mortgage rates. Looking ahead, we will continue to invest your Fund on a stock-by-stock basis within our three-circle framework of attractive valuation, sound fundamentals and a catalyst for improvement. We believe that the Fund’s valuation edge and

Top Ten Positions (as of 8/31/22)	% of Net Assets
iShares Russell 1000 Value ETF	5.0%
iShares Russell 2000 Value ETF	5.0%
Johnson & Johnson	3.0%
Bank of America Corp.	2.0%
AbbVie, Inc.	1.9%
UnitedHealth Group, Inc.	1.8%
Pfizer, Inc.	1.7%
McKesson Corp.	1.6%
Elevance Health, Inc.	1.5%
JPMorgan Chase & Co.	1.5%

Portfolio Review (as of 8/31/22)
P/E: Price/Earnings:	11.2
P/B: Price/Book:	2.3
Holdings:	134
Weighted Average Market Capitalization (millions):	$100,128
ROE: Return on Equity:	27.9%
OROA: Operating Return on Operating Assets:	134.7%

Portfolio holdings are subject to change at any time.

The Boston Partners All-Cap Value Fund may invest small cap companies. These companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. Options (a type of derivative) can be highly volatile and their use can result in loss if the portfolio manager is incorrect in its expectation of price fluctuations. All of these factors may cause greater volatility and less liquidity. An investment in the Fund should be part of a carefully diversified portfolio.

quality advantage over the Benchmark has positioned it favorably for the longer term. We look forward to keeping you informed of the work we are doing on your Fund’s behalf.

Sincerely,

Duilio Ramallo, CFA

Portfolio Manager for the Boston Partners All-Cap Value Fund

Annual Report 2022  |  3

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in
Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2012 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2022

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners All-Cap Value Fund
Institutional Class	-3.76%	8.04%	11.58%	0.83%	0.80%
Russell 3000® Value Index	-6.49%	7.77%	10.44%	n/a	n/a
Russell 3000® Index(1)	-13.28%	11.29%	12.77%	n/a	n/a

[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.80% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.80%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until March 2, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.80% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

4  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in
Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2012 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2022

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners All-Cap Value Fund
Investor Class	-4.00%	7.78%	11.32%	1.08%	1.05%
Russell 3000® Value Index	-6.49%	7.77%	10.44%	n/a	n/a
Russell 3000® Index(1)	-13.28%	11.29%	12.77%	n/a	n/a

[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Investor Class shares exceeds 1.05% of the average daily net assets attributable to the Fund’s Investor Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.05%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until March 2, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.05% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2022  |  5

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited)

Dear Shareholder,

The Boston Partners Small Cap Value Fund II Institutional Class (“Fund”) returned -8.88% for the fiscal year ended August 31, 2022, net of fees, which was above its benchmark, the Russell 2000 Value Index (“Index”), which returned -10.18% for the fiscal year ended August 31, 2022.

In a reversal of last year’s strength, markets in the United States as measured by the S&P 500® Index have declined -11.2% year-to-date through August 2022 as evidence of slower economic growth, tightening financial conditions, increasing inflation and continuing supply chain pressures weighed on investor sentiment. The Boston Partners Small Cap Value II Fund was able to avoid some of the pitfalls of the small cap value market and preserve capital for shareholders. As the market became more volatile, valuation spreads across stocks widened, providing opportunities and a good stock picking environment. The team continued our process of investing in stocks that exhibit attractive valuation, strong fundamentals and positive business momentum and sold stocks when our sell discipline was triggered.

For the fiscal year period, stock selection was the primary driver of the outperformance versus the Index and was led by selection in Communication Services, Health Care and Industrials sectors. In addition, the Fund’s overweight to Energy, the best performing sector for the Index at 69.1%, added to relative performance along with an underweight to Health Care, one of the worst performing sectors at -29.4%. The underweight is primarily from the avoidance of biotechnology companies due to their lack of profitability and often premium valuations.

Within the Communication Services sector, media holdings such as Nexstar Media Group performed well. Nexstar posted a 30.2% return on solid quarterly earnings and an increase to its quarterly dividend to $0.90 per share, returning more capital to shareholders. Media holding TEGNA Inc. rose 23.0% on the announced acquisition of the company (taken private) at $24 per share, a 39% premium to its September 2021 price prior to speculation of a deal. A lack of entertainment positions added to relative performance as the industry dropped -64.6% for the Index, primarily due to AMC Entertainment’s return of -73.5%. The stock did not fit our investment criteria, exhibiting increasingly unattractive prices for very poor fundamentals (e.g., lack of profitability).

Healthcare technology company Change Healthcare “(Change”) was a top contributor for the Fund with a 12.6% return over the period. The recent extension of their merger agreement with UnitedHealth Group provided more time to pass regulatory hurdles, a special dividend of $2 per share to Change shareholders and a special per share payment to Change shareholders if the deal falls through. The Fund’s holdings within the life sciences tools and services industry held up better at -35.2% overall than those in the Index, which dropped -78.0%. Lack of exposure to the volatile biotech industry added value on the industry’s -39.5% decline in the Index.

Within the Industrials sector, the positive returns for the portfolio’s aerospace & defense holdings added to relative performance, including Curtiss-Wright Corp. and BWX Technologies. Electrical equipment holding Array Technologies posted higher than expected earnings for Q1 and Q2 2022 and is expected to receive benefits from the Inflation Reduction Act tax credits.

Top Ten Positions (as of 8/31/22)	% of Net Assets
Graphic Packaging Holding Co.	2.5%
Change Healthcare, Inc.	2.4%
WESCO International, Inc.	2.3%
Stride, Inc.	2.0%
SLM Corp.	1.8%
ABM Industries, Inc.	1.7%
Callaway Golf Co.	1.6%
Harley-Davidson, Inc.	1.6%
Valvoline, Inc.	1.5%
Concentrix Corp.	1.3%

Portfolio Review (as of 8/31/22)
P/E: Price/Earnings:	9.6
P/B: Price/Book:	1.8
Holdings:	176
Weighted Average Market Capitalization (millions):	$3,434
ROE: Return on Equity:	29.0%
OROA: Operating Return on Operating Assets:	36.0%

Portfolio holdings are subject to change at any time.

Small cap companies are those with a market capitalization similar to the Russell 2000® Index. These companies tend to be more volatile, less liquid, not as diversified in their business activities as companies with market capitalizations greater than the market capitalization of companies in the Russell 2000® Index, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause uncertainty in determining valuation. As a result, an investment in Boston Partners Small Cap Value Fund II should be part of a carefully diversified portfolio.

Conversely, areas where stock selection detracted included Consumer Staples and Information Technology. Energizer Holdings returned -25.9% on rising input costs and transportation expenses which reduced profit margins. The company has taken steps to improve productivity, demand remains healthy and pricing increases are protected in value brands (e.g., Rayovac). Within Information Technology, IT services companies TTEC Holdings (-49.8%) and Unisys Corp (-61.5%) both declined after beating earnings estimates for the most recent quarter but lowering their outlook for the remainder of the year on headwinds such as the strong US dollar and rising labor costs.

While rising interest rates and higher inflation have weighed on markets, we are encouraged that investors have once again valued corporate profitability, manageable debt levels and more reasonable valuations for stocks. Regardless of market environment, we strive to avoid expensive, unprofitable companies. We believe that high-quality companies, selling at discounted valuations, that produce positive free cash flow and exhibit solid balance sheets, will outperform. As always, we continue to endeavor to structure the Fund with better than market valuation, strong fundamentals and positive business momentum for long term outperformance.

Sincerely,

George Gumpert, CFA
Portfolio Manager for the Boston Partners Small Cap Value Fund II

6  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2012 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2022

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Small Cap Value Fund II
Institutional Class	-8.88%	6.30%	9.39%	1.01%	0.99%
Russell 2000® Value Index	-10.18%	6.56%	9.49%	n/a	n/a
Russell 2000® Index(1)	-17.88%	6.95%	10.01%	n/a	n/a
[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.99% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.99%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until March 2, 2023 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. (the “Board of Directors” or the “Board”). If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.99% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2022  |  7

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2012 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2022

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Small Cap Value Fund II
Investor Class	-9.11%	6.02%	9.11%	1.26%	1.24%
Russell 2000® Value Index	-10.18%	6.56%	9.49%	n/a	n/a
Russell 2000® Index(1)	-17.88%	6.95%	10.01%	n/a	n/a
[1]	This is not a primary benchmark of the Fund. Results of the index performance are presented for general comparative purposes.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Investor Class shares exceeds 1.24% of the average daily net assets attributable to the Fund’s Investor Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.24%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until March 2, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.24% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

8  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SELECT SMALL CAP VALUE FUND (unaudited)

Dear Shareholder,

We ended last year’s annual shareholder letter with the following quote: “Value stocks look well positioned relative to growth stocks.” In retrospect, this was an understatement. For the Fiscal Year ending August 2022, the Russell 2000 Value Index outperformed the Russell 2000 Growth Index by 14 percentage points. During this period, the WPG Partners Select Small Cap Value Fund outperformed its benchmark, with the vast majority of outperformance from security selection. The Fund benefitted from positions in Healthcare, Industrials and Energy sectors while the Consumer Discretionary sector detracted from performance during the fiscal year.

Since inception of the Fund, the strategy successfully weathered the unwind of a global asset price bubble. Unprecedented amounts of fiscal and monetary liquidity injections, coupled with unsustainably low interest rates, led to quickly accelerating global demand. Seemingly endless “free” money was pumped into unprofitable start-ups and “growth-at-any-cost” technology companies. The U.S. Unemployment Rate reached its lowest level since 1969, and wage growth accelerated. Inflation arrived and has become near-term entrenched, though there is some hope of relief on the horizon. As central banks globally began tightening actions, many unprofitable business models lost funding, risk was re-priced across asset classes, and valuation multiples contracted across public equities. In addition to inflation and interest rate dynamics, the world is grappling with the war in Ukraine, an “energy crisis,” a soft Chinese economy and geopolitical nationalism. Our process has proven resilient through the turmoil.

While the backdrop for broader equity market indices is murky, the inflationary backdrop bodes well for our investment style. We believe we are still in the early innings of decade-long secular trends that benefit the companies on which we are most acutely focused. Regional banks are over-capitalized relative to previous recessions and are medium-term beneficiaries of higher interest rates and a steeper yield curve. The U.S. consumer has higher savings than at any time in the last two decades. Most importantly, supply chain concerns and geopolitical uncertainty are driving U.S. domestic “re-shoring” initiatives. These projects are just getting started and often take ten or more years to complete. U.S. healthcare end-markets appear to be growing again and beyond much of the legislative overhang after two years of fits and starts. All these factors benefit U.S. small cap value equities.

We remain diligently disciplined in our process and believe our strategy has proven its ability to perform in a variety of market environments. We are seeing select opportunities to purchase equities trading near cash or liquidation values as well as exciting opportunities in businesses that are likely to benefit greatly from the inflationary backdrop discussed above. We have also seen evidence of increasing M&A activity at attractive premiums, a welcome development for small cap equities. We believe the recent market drawdown has provided an attractive entry point, and we look forward to managing our portfolios to try to take advantage of these opportunities for our clients.

Sincerely,

Eric Gandhi, CFA
Portfolio Manager for the WPG Partners Select Small Cap Value Fund

Top Ten Positions (as of 8/31/22)	% of Net Assets
Rambus, Inc.	4.6%
Altra Industrial Motion Corp.	4.5%
Univar Solutions, Inc.	4.4%
Kirby Corp.	4.1%
Maxar Technologies, Inc.	3.9%
Pacira BioSciences, Inc.	3.8%
SM Energy Co.	3.8%
Tronox Holdings PLC, Class A	3.7%
Axis Capital Holdings Ltd.	3.3%
NMI Holdings, Inc., Class A	3.2%

Portfolio Review (as of 8/31/22)
P/E: Price/Earnings:	9.8
P/B: Price/Book:	1.5
Holdings:	41
Weighted Average Market Capitalization (millions):	$2,580
ROE: Return on Equity:	13.8%
OROA: Operating Return on Operating Assets:	–35.5%

Portfolio holdings are subject to change at any time.

Value investing involves buying the stocks of companies that are out of favor or are undervalued. This may adversely affect The WPG Partners Select Small Cap Value Fund’s value and return. Investments in REITs include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. The purchase of rights and warrants involves risk that the Fund could lose the purchase value of the right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The effective price paid for a right or warrant may exceed the value of the subscribed security’s market price. Investments made in small or micro-capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small and micro-caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. An investment in the Fund should be part of a carefully diversified portfolio.

Annual Report 2022  |  9

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SELECT SMALL CAP VALUE FUND (unaudited) (concluded)

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 29, 2021 (the date on which the Fund commenced investment operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur expenses and is not available for investment.

For The Period Ended August 31, 2022

	Average Annual Total Return			Since		Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
WPG Partners Select Small Cap Value Fund
Institutional Class(1)	n/a	n/a	n/a	-6.00%		6.00%	1.10%
Russell 2000® Value Index	n/a	n/a	n/a	-12.28	%(2)	n/a	n/a
[1]	Inception date of the fund was December 29, 2021.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.10%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until March 2, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.10% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

10  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (unaudited)

Dear Shareholder,

We ended last year’s annual shareholder letter with the following quote: “Value stocks look well positioned relative to growth stocks.” In retrospect, this was an understatement. For the Fiscal Year ending August 2022, the Russell 2000 Value Index outperformed the Russell 2000 Growth Index by 14 percentage points. During this period, the WPG Partners Small/Micro Cap Value Fund outperformed its benchmark, with the vast majority of outperformance from security selection. The Fund benefitted from positions in Energy, Healthcare and Materials sectors while the Consumer Discretionary sector detracted from performance during the fiscal year.

Over the last twelve months, the strategy successfully weathered the unwind of a global asset price bubble. Unprecedented amounts of fiscal and monetary liquidity injections, coupled with unsustainably low interest rates, led to quickly accelerating global demand. Seemingly endless “free” money was pumped into unprofitable start-ups and “growth-at-any-cost” technology companies. The U.S. Unemployment Rate reached its lowest level since 1969, and wage growth accelerated. Inflation arrived and has become near-term entrenched, though there is some hope of relief on the horizon. As central banks globally began tightening actions, many unprofitable business models lost funding, risk was re-priced across asset classes, and valuation multiples contracted across public equities. In addition to inflation and interest rates dynamics, the world is grappling with the war in Ukraine, an “energy crisis,” a soft Chinese economy and geopolitical nationalism. Our process has proven resilient through the turmoil.

While the backdrop for broader equity market indices is murky, the inflationary backdrop bodes well for our investment style. We believe we are still in the early innings of decade-long secular trends that benefit the companies on which we are most acutely focused. Regional banks are over-capitalized relative to previous recessions and are medium-term beneficiaries of higher interest rates and a steeper yield curve. The U.S. consumer has higher savings than at any time in the last two decades. Most importantly, supply chain concerns and geopolitical uncertainty are driving U.S. domestic “re-shoring” initiatives. These projects are just getting started and often take ten or more years to complete. U.S. healthcare end-markets appear to be growing again and beyond much of the legislative overhang after two years of fits and starts. All these factors benefit U.S. small cap value equities.

We remain diligently disciplined in our process and believe our strategy has proven its ability to perform in a variety of market environments. We are seeing select opportunities to purchase equities trading near cash or liquidation values as well as exciting opportunities in businesses that are likely to benefit greatly from the inflationary backdrop discussed above. We have also seen evidence of increasing M&A activity at attractive premiums, a welcome development for small cap equities. The recent market drawdown has provided an attractive entry point, and we look forward to managing our portfolios to try to take advantage of these opportunities for our clients.

Sincerely,

Eric Gandhi, CFA, Gregory Weiss & Richard Shuster, CFA

Portfolio Managers for the WPG Partners Small/Micro Cap Value Fund

Top Ten Positions (as of 8/31/22)	% of Net Assets
Univar Solutions, Inc.	2.3%
SM Energy Co.	2.2%
Altra Industrial Motion Corp.	2.2%
Rambus, Inc.	2.2%
Valvoline, Inc.	2.1%
Popular, Inc.	2.0%
Brixmor Property Group, Inc.	1.9%
Kirby Corp.	1.9%
Maxar Technologies, Inc.	1.8%
KBR, Inc.	1.8%

Portfolio Review (as of 8/31/22)
P/E: Price/Earnings:	9.5
P/B: Price/Book:	1.5
Holdings:	112
Weighted Average Market Capitalization (millions):	$3,101
ROE: Return on Equity:	16.6%
OROA: Operating Return on Operating Assets:	9.7%

Portfolio holdings are subject to change at any time.

Value investing involves buying the stocks of companies that are out of favor or are undervalued. This may adversely affect The WPG Partners Small/Micro Cap Value Fund’s value and return. Investments in REITs include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. The purchase of rights and warrants involves risk that the Fund could lose the purchase value of the right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The effective price paid for a right or warrant may exceed the value of the subscribed security’s market price. Investments made in small or micro-capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small and micro-caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. An investment in the Fund should be part of a carefully diversified portfolio.

Annual Report 2022  |  11

BOSTON PARTNERS INVESTMENT FUNDS

WPG PARTNERS SMALL/MICRO CAP VALUE FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in WPG Partners Small/Micro Cap Value Fund vs. Russell 2000® Value Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2012 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2022

	Average Annual Total Return			Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
WPG Partners Small/Micro Cap Value Fund
Institutional Class	4.59%	7.87%	7.90%	1.28%	1.10%
Russell 2000® Value Index	-10.18%	6.56%	9.49%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.10% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.10%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until March 2, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.10% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

12  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL SUSTAINABILITY FUND (unaudited)

Dear Shareholder,

The Boston Partners Global Sustainability Fund (“Fund”) outperformed its benchmark, the MSCI World Index Net (“Benchmark”) in the eight-month period ended August 31, 2022. The Fund generated a net return of -13.45% versus the Benchmark return of -17.78%.

Stock selection was the primary driver of Fund outperformance, yielding 290 basis points versus the Benchmark with Health Care, Consumer Discretionary, and Industrials leading the pack. Within Health Care, Cigna performed well owing to medical loss ratios returning to the low 80s in 2022 from higher, COVID-impacted levels last year. Humana has also been a strong contributor owing to favorable utilization trends and below-plan COVID costs as well as an investor day that laid out a 2025 earnings target above street expectations. Within the Consumer Discretionary sector, AutoZone continued to comp positively versus very strong COVID numbers last year as it took a further share in the commercial market and benefited from an aging car parc. The Industrials sector performance was led by Rheinmetall as the Russian invasion of Ukraine spurred an uptick in defense spending intentions globally and by IHI Corp, where a combination of the air traffic recovery and sale of non-core assets has buoyed the stock.

Sector allocation also contributed to performance led by our overweight positions in the Health Care and Communication Services sectors and underweight in the Technology sector. Unattractive valuation drove our underweight in Utilities, which ultimately detracted from Fund performance given the sector’s defensive qualities. Similarly, an underweight position in the Consumer Staples sector hurt relative performance as did the holding in Tesco plc as fears of increasing pressure on the UK consumer hurt the stock of what is traditionally a defensive grocer.

Market volatility year to date provided opportunity to initiate positions in several stocks possessing the positive momentum, high quality, attractive valuation, and good sustainability characteristics we require for inclusion in the portfolio. One example within Materials is Norsk Hydro, a European aluminum producer that is structurally advantaged owing to its owned and contracted renewable power assets. Hydro and wind power installations provide a long-term source of low-cost electricity in an environment where competitors’ power costs are rising and also allow for aluminum with ~75% lower CO2 intensity than peer products. An example within the Communication Services sector is Deutsche Telekom, a low-cost way to own U.S. mobile share gainer T-Mobile via its 48% ownership stake in TMUS. In other instances, we sold stocks as they approached price targets, including Hitachi, Ltd. a Japanese industrial conglomerate where weakening momentum was a growing concern. At a sector level, Fund positioning has shifted toward Health Care and Consumer Staples and away from Industrials and Consumer Discretionary as we positioned for a less constructive macro environment characterized by high inflation, high interest rates, and slowing growth.

Top Ten Positions (as of 8/31/22)	% of Net Assets
Cigna Corp.	3.2%
Johnson & Johnson	3.0%
CVS Health Corp.	2.6%
Humana, Inc.	2.4%
AbbVie, Inc.	2.3%
Deutsche Telekom AG	2.3%
Rexel SA	2.0%
Coca-Cola European Partners PLC	2.0%
Tesco PLC	2.0%
Alphabet, Inc., Class A	1.9%

Portfolio Review (as of 8/31/22)
P/E: Price/Earnings:	13.9
P/B: Price/Book:	2.1
Holdings:	79
Weighted Average Market Capitalization (millions):	$116,547
ROE: Return on Equity:	20.1%
OROA: Operating Return on Operating Assets:	127.7%

Portfolio holdings are subject to change at any time.

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than US dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing and other financial practices. Investment in emerging market securities may increase these risks. Emerging markets investments are subject to the aforementioned risks, along with periods of high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets and significantly smaller market capitalizations. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. An investment in the Fund should be part of a carefully diversified portfolio.

In the face of market volatility, we plan to stick to our knitting. We will seek to continue identifying stocks with good momentum, quality fundamentals, cheap valuation, and attractive sustainability credentials to construct a three-circle portfolio, which you’ve come to expect of Boston Partners. We look forward to updating you on our further progress going forward.

Sincerely,

Soyoun Song
Portfolio Manager for the Boston Partners Global Sustainability Fund

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL SUSTAINABILITY FUND (unaudited) (concluded)

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 29, 2021 (the date on which the Fund commenced investment operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Period Ended August 31, 2022

	Average Annual Total Return			Since		Gross Expense	Net Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Global Sustainability Fund
Institutional Class(1)	n/a	n/a	n/a	-13.80%		1.25%	0.90%
MSCI World Index - Net Return	n/a	n/a	n/a	-18.06	%(2)	n/a	n/a
[1]	Inception date of the fund was December 29, 2021.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.90% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.90%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until March 2, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.90% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

14  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY FUND (unaudited)

Dear Shareholder,

The MSCI World Index Net (the “Index”) returned -15.08% during the fiscal year ended August 31, 2022. The Index declined as evidence of slower economic growth, tightening financial conditions, increasing inflation, and continued supply chain pressures all weighed on investor sentiment. In addition, the MSCI World Value Index outperformed the MSCI World Growth Index during the period. During the fiscal year, the Boston Partners Global Equity Fund (the “Fund”) outperformed the MSCI World Index, returning -8.27%.

Both sector allocation and stock selection aided Fund performance over the fiscal year. Allocation helped primarily in the Energy sector, where the Fund’s overweight positioning in oil and gas companies benefitted from rising oil prices and strong demand. The Fund’s underweight positioning in the cyclical Communication Services and Information Technology sectors also benefitted relative performance, as these market areas underperformed the overall Index. However, this was partially offset by the Fund’s underweight positioning in the more defensive Utilities and Consumer Staples sectors, which detracted from relative performance as investors sought perceived safety amidst the market decline. Stock selection contributed positively in the Health Care and Communication Services sectors. In Health Care, providers and services holdings, including McKesson Corporation (“McKesson”) and Cigna Corporation (“Cigna”), aided performance. McKesson continues to beat expectations and increase guidance. As the CDC’s primary vaccine distributor, McKesson should continue to benefit from vaccine distribution as well as recovering pharmaceutical distribution as doctor visits return to pre-pandemic levels. While valuation has increased recently, it remains depressed relative to history and to the valuation of the overall stock market. Cigna continues to beat revenue expectations, and the company’s fundamentals remain strong. The Fund continues to hold both positions. In Communication Services, Nexstar Media Group reported positive results as overall advertising exceeded expectations in most territories year-over-year, benefiting relative performance. T-Mobile also aided performance. Shares rose after quarterly results pointed to momentum in subscriber growth. The Fund continues to hold both names.

Conversely, stock selection detracted in the Industrials and Consumer Staples sectors. In Industrials, Travis Perkins plc (“Travis Perkins”) underperformed. Travis Perkins is a UK-based general building supplier. The stock fell as investors worried that post-COVID reopening, higher rates, and macro uncertainty would hit the topline. We closed the position in April. In Consumer Staples, the Fund’s positions in Nomad Foods Ltd (“Nomad”) and Asahi Group Holdings (“Asahi”) were among the detractors from performance during the fiscal year. Nomad declined on weak sales trends and lowered guidance, and we closed the position in May. Asahi’s momentum was challenged by negative Covid-19 impacts (on-trade exposure, downtrading) but improved through the year as demand started to recover. The Fund continues to hold the name.

The investment team at Boston Partners will continue to maintain a focus on finding investments that have not only attractive valuation characteristics and solid business fundamentals, but

Top Ten Positions (as of 8/31/22)	% of Net Assets
Nexstar Media Group, Inc., Class A	2.3%
Cigna Corp.	2.2%
CVS Health Corp.	2.2%
AbbVie, Inc.	2.0%
Glencore PLC	1.9%
Sanofi	1.9%
Cenovus Energy, Inc.	1.8%
Everest Re Group Ltd.	1.8%
Deutsche Telekom AG	1.7%
Centene Corp.	1.7%

Portfolio Review (as of 8/31/22)
P/E: Price/Earnings:	9.6
P/B: Price/Book:	2.0
Holdings:	100
Weighted Average Market Capitalization (millions):	$71,733
ROE: Return on Equity:	22.9%
OROA: Operating Return on Operating Assets:	108.6%

Portfolio holdings are subject to change at any time.

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than US dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing and other financial practices. Investment in emerging market securities may increase these risks. Emerging markets investments are subject to the aforementioned risks, along with periods of high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets and significantly smaller market capitalizations. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. An investment in the Fund should be part of a carefully diversified portfolio.

also improving business momentum and catalysts to help drive stock prices higher. This disciplined and repeatable process has been in place for nearly three decades, and our team is well-suited to navigate this chaotic environment. We believe the emphasis on bottom-up security selection and sound fundamental analysis will ultimately have a greater impact on alpha generation rather than getting bogged down in a relentless torrent of macro and political news flow. In our view, the current macro-economic environment provides a favorable backdrop for value investing. When one considers the starting point, we believe it is hard not to be optimistic about the future and how our portfolio is positioned today.

On behalf of our team, thank you for your continued support and investment.

Sincerely,

Christopher Hart, CFA & Joshua Jones, CFA

Portfolio Managers for the Boston Partners Global Equity Fund

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Global Equity Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2012 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2022

				Gross	Net
	Average Annual Total Return			Expense	Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Global Equity Fund
Institutional Class	-8.27%	4.61%	8.28%	1.04%	0.95%
MSCI World Index - Net Return	-15.08%	7.85%	9.47%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 0.95% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.95%: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until March 2, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 0.95% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

16  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS FUND (unaudited)

Dear Shareholder,

The Boston Partners Emerging Markets Fund (the “Fund”) returned -22.55% for the fiscal year ended August 31, 2022, versus the MSCI® Emerging Markets Net Index’s -21.80% return.

Positioning in the Technology sector was a top contributor to relative performance. Overweight Cielo SA (“Cielo”), Brazil’s largest credit and debit card payment processor, was a top contributor to relative performance. While Cielo shares have traded down since ~2018 due to competition in their merchant acquiring segment, Cielo’s card processing segment was underappreciated and continues to perform well. Cielo shares were further bolstered by second quarter net income that jumped 252% from a year earlier. Taiwanese technology holdings in Accton Technology, Lotes Co., and Asia Vital were also notable contributors to the long book’s outperformance.

From a regional perspective, positioning in China & Hong Kong aided performance. A Fund position in MeiHua Holdings Group (“MeiHua”) was the largest individual contributor to the long-book’s performance. MeiHua is a Chinese manufacturer of food flavorings and hog feed additives. MeiHua shares are benefitting from strong Lysine and Threonine prices as China’s growing hog herd increases demand for feed additives. A position in Yangtze Optical Fibre & Cable (“Yangtze”) aided performance in China & Hong Kong and the Technology sector. Yangtze produces communication fibers and cables. Yangtze is reasonably valued and improving demand both in China and overseas is providing tailwinds. Telecom infrastructure spend globally continues to drive demand.

The Fund’s positioning in Consumer Discretionary sector detracted from performance. Auto stocks in China Yongda Automobiles and Zhongsheng Group lagged the market before the positions were liquidated in March and April. Positioning in the Financials sector also detracted from performance led by an overweight position in Raiffeisen Bank International. While based in Austria, ~40% of 2021 net income was from Russia & Ukraine.

The investment team at Boston Partners relentlessly searches for investments that have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts to help drive stock prices higher. Our focus is on bottom-up, fundamental stock picking with a statistical bent. That said, there is still a wall of worry for the market to climb in 2022 and 2023. Historically these have been very good windows for value investing as more economically sensitive companies outperform growth favorites. When one considers that, the starting point is exceptional; valuation spreads between growth and value stocks are at extreme levels. It is hard not to be optimistic about the future and how our Fund is positioned today.

On behalf of our team, thank you for your continued support and investment.

Sincerely,

David Kim & Paul Korngiebel, CFA
Portfolio Managers for the Boston Partners Emerging Markets Fund

Top Ten Positions (as of 8/31/22)	% of Net Assets
Nanya Technology Corp.	4.2%
Yangtze Optical Fibre and Cable Joint Stock Ltd., Co., Class H	3.2%
NetEase, Inc. - ADR	2.9%
Banco do Brasil SA	2.5%
WH Group Ltd.	2.4%
Grupo Aeroportuario del Pacifico SAB de CV - ADR	2.4%
Cielo SA	2.3%
Bank Mandiri Persero Tbk PT	2.2%
KT Corp. - SP ADR	2.2%
Accton Technology Corp.	2.1%

Portfolio Review (as of 8/31/22)
P/E: Price/Earnings:	8.1
P/B: Price/Book:	1.3
Holdings:	109
Weighted Average Market Capitalization (millions):	$33,101
ROE: Return on Equity:	17.9%
OROA: Operating Return on Operating Assets:	43.7%

Portfolio holdings are subject to change at any time.

The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign and emerging market securities may expose the fund to currency and exchange rate fluctuations, high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets, significantly smaller market capitalizations, political, social or economic instability, and differences in taxation, auditing and other financial practices. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITS include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. An investment in the Fund should be part of a carefully diversified portfolio.

Annual Report 2022  |  17

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Emerging Markets Fund vs. MSCI World Indices

The chart assumes a hypothetical $100,000 initial investment in the Fund made on October 17, 2017 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI indices are unmanaged, do not incur expenses and are not available for investment.

Total Return for the Periods Ended August 31, 2022

						Gross	Net
	Average Annual Total Return			Since		Expense	Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Emerging Markets Fund
Institutional Class(1)	-22.55%	n/a	n/a	-0.59%		1.56%	1.00%
MSCI Emerging Markets Index - Net Return	-21.80%	n/a	n/a	-0.14	%(2)	n/a	n/a
[1]	Inception date of the fund was October 17, 2017.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class shares exceeds 1.00% of the average daily net assets attributable to the Fund’s Institutional Class shares. This contractual limitation is in effect until March 2, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.00% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

18  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited)

Dear Shareholder,

The Boston Partners Long/Short Equity Fund (“Fund”) – Institutional Class shares returned 8.35% net of fees while averaging 69% net long exposure for the fiscal year ended August 31, 2022. This compares to the -11.23% return posted by the S&P 500 Index during the same period.

The fiscal year was marked by volatile equity market returns, as the S&P 500 marched higher in the latter months of calendar year 2021 before falling sharply lower in 2022. The popular investing adage of “Don’t fight the Fed” proved to be true, as persistently high inflation spurred the U.S. Federal Reserve to aggressively hike interest rates, moving both short and long duration U.S. Treasury yields to more than decade highs. Amid this environment, value stocks held up better than growth, with the Russell 3000 Value index returning -6.49% for the fiscal year compared to the -19.44% return of the Russell 3000 Growth Index.

The Fund’s long holdings fell in price approximately -8.80% during the fiscal year and outperformed the S&P 500. Energy was the top contributor, while Technology and Communications Services were the top absolute detractors from performance during the fiscal year. Within the Energy sector, U.S. and Canadian exploration and production companies benefitted from increased oil prices and significant shareholder cash return. Conversely, semiconductor and IT services holdings fell in price as investors feared a potential recession may reduce demand. Communications Services holdings also detracted from Fund performance during the fiscal year, with internet services holdings exhibiting revenue deceleration as advertising spending fell in early 2022.

The Fund’s short holdings fell in price approximately 50.43% and positively contributed to Fund returns for the fiscal year. We aim to short expensive stocks with earnings risk and weak profitability, and many of these stocks moved sharply lower in price during the fiscal year. Technology, Consumer Discretionary, and Health Care sector shorts were the leading contributors. Within the Technology sector, SMID-cap software shorts with decelerating revenue growth and weak profitability fell appreciably in price as price to sales multiples compressed. In the Consumer Discretionary sector, several ecommerce retailers, electronics producers, and auto retailers fell sharply as revenue growth slowed compared to fiscal years 2020 and 2021. In the Health Care sector, many unprofitable biotechnology short positions generated gains for Fund shareholders.

The Fund began the period with 59% net long exposure and ended with 73% net long exposure, a decrease primarily attributable to positions held short declining in price (resulting in Fund gains) during the fiscal year. At the end of the period, the largest exposures in the long portfolio resided in the Finance, Technology, and Health Care sectors, while largest short exposures were in the Technology, Consumer Discretionary, and Communication Services sectors. Our bottom-up value discipline has yielded a long portfolio that we view as attractive relative to the short portfolio from both a valuation and profitability standpoint.

We have for several years held the view that the U.S. equity market needed to break out of the status quo that significantly favored growth over value since 2017 – a flattening yield curve and sluggish yet positive growth. We believe that we are now out of what was commonly described as the “Goldilocks” economy, with interest rates reversing a four-decade free fall amid historically high inflation pressures. Meanwhile, valuation spreads (the price/earnings multiple differential between cheap

Top Ten Positions (as of 8/31/22)	% of Net Assets
Stride, Inc.	3.2%
Amgen, Inc.	2.0%
Marathon Petroleum Corp.	2.0%
Canadian Natural Resources Ltd.	2.0%
Elevance Health, Inc.	1.8%
CVS Health Corp.	1.8%
Cigna Corp.	1.7%
Entravision Communications Corp., Class A	1.5%
Newmark Group, Inc., Class A	1.5%
Johnson & Johnson	1.4%

Portfolio Review (as of 8/31/22)	Long	Short
P/E: Price/Earnings:	9.9	43.4
P/B: Price/Book:	2.0	5.5
Holdings:	125	87
Weighted Average Market Capitalization (millions):	$55,782	$50,519
ROE: Return on Equity:	20.8%	–46%
OROA: Operating Return on Operating Assets:	98.7%	–128%

Portfolio holdings are subject to change at any time.

The Boston Partners Long/Short Equity Fund may be more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, there is the risk that the portfolio managers may make more poor investment decisions than those of a fund with only a long portfolio. The Fund may have a high portfolio turnover rate that could increase transaction costs and cause short-term capital gains to be realized. Investments made in small or mid- capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”), may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. An investment in the Fund should be part of a carefully diversified portfolio.

and expensive stocks) remain wider than long term averages, and we have now entered an aggressively tightening monetary regime; we believe this market backdrop remains quite favorable for value investing.

The portfolio managers managing the Fund continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Robert Jones, CFA & Patrick Regan, CFA
Portfolio Managers for the Boston Partners Long/Short Equity Fund

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BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2012 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2022

				Gross	Net
	Average Annual Total Return			Expense	Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Long/Short Equity Fund
Institutional Class	8.35%	4.07%	5.31%	3.14%	2.60%
S&P 500® Index	-11.23%	11.82%	13.08%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class exceeds 1.96% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.96%. This contractual limitation is in effect until March 2, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.96% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

20  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2012 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2022

				Gross	Net
	Average Annual Total Return			Expense	Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Long/Short Equity Fund
Investor Class	8.07%	3.81%	5.04%	3.39%	2.85%
S&P 500® Index	-11.23%	11.82%	13.08%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Investor Class shares exceeds 2.21% of the average daily net assets attributable to the Fund’s Investor Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 2.21%. This contractual limitation is in effect until March 2, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 2.21% or the expense cap then in effect, whichever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2022  |  21

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited)

Dear Shareholder,

The Boston Partners Long/Short Research Fund (“Fund”) – Institutional Class shares returned 7.17% net of fees while averaging 53% net long exposure for the fiscal year ended August 31, 2022. This compares to the -11.23% return posted by the S&P 500® Index (“S&P 500”) during the same period.

The fiscal year was marked by volatile equity market returns, as the S&P 500 marched higher in the latter months of calendar year 2021 before falling sharply lower in 2022. The popular investing adage of “Don’t fight the Fed” proved to be true, as persistently high inflation spurred the U.S. Federal Reserve to aggressively hike interest rates, moving both short and long duration U.S. Treasury yields to more than decade highs. Amid this environment, value stocks held up better than growth, with the Russell 3000 Value index returning -6.49% for the fiscal year compared to the -19.44% return of the Russell 3000 Growth Index.

The Fund’s long holdings fell in price approximately -2.51% during the fiscal year and outperformed the S&P 500. Energy was the top absolute and relative contributor, while Communications Services was another top relative contributor; Information Technology holdings were the largest detractor from performance during the fiscal year. Within the Energy sector, U.S. and Canadian exploration and production companies soared higher in price as oil prices increased amid recovering demand and constrained supplies due to years of declining investment. U.S. broadcasters led gains within Communication Services, benefitting from better-than-expected advertising revenue and signs of pricing strength. Semiconductor holdings and IT services within the Technology sector were among the largest detractors, as investors began to fear a potential recession and projected a slowdown in semiconductor and technology spending.

The Fund’s short holdings declined in price approximately 24.47% and positively contributed to Fund returns during the fiscal year. We aim to short expensive stocks with earnings risk and weak profitability, and stocks with these attributes generally fell in price during the year due to tightening monetary conditions and compressing valuation multiples. Consumer Discretionary, Technology, and Materials sector shorts were the top absolute contributors. Within the Consumer Discretionary sector, companies with exposure to the U.S. housing market saw momentum inflect negatively as higher mortgage rates impeded housing-related demand. Small- to mid-cap software stocks within Technology fell sharply in price as valuation multiples compressed amid higher rates, and in many cases revenue growth has decelerated. Chemicals and packaging shorts within the Materials sector fell in price principally due to rising input costs compressing margins along with recessionary macroeconomic fears weighing on demand expectations.

The Fund began the fiscal year with 59% net long exposure and ended with 46% net long exposure, a decrease attributable to adding short positions during the fiscal year. At the end of the fiscal year, the largest exposures in the long portfolio resided in the Finance, Technology, and Health Care sectors, while the largest short exposures were in the Finance, Consumer Discretionary, and Industrials sectors.

We have for several years held the view that the U.S. equity market needed to break out of the status quo that significantly favored growth over value since 2017 – a flattening yield curve and sluggish yet positive growth. We believe that we are now out of what was commonly described as the “Goldilocks” economy, with interest rates reversing a four-decade free fall amid historically high inflation pressures. Meanwhile, valuation spreads (the price/earnings multiple differential between cheap

Top Ten Positions (as of 8/31/22)	% of Net Assets
Nexstar Media Group, Inc., Class A	1.4%
Wells Fargo & Co.	1.4%
AbbVie, Inc.	1.2%
UnitedHealth Group, Inc.	1.1%
British American Tobacco PLC - SP ADR	1.1%
Keurig Dr Pepper, Inc.	1.0%
FTI Consulting, Inc.	1.0%
Fifth Third Bancorp	1.0%
Huntington Bancshares, Inc.	1.0%
Hershey Co., (The)	1.0%

Portfolio Review (as of 8/31/22)	Long	Short
P/E: Price/Earnings:	11.2	17.3
P/B: Price/Book:	2.4	2.1
Holdings:	218	208
Weighted Average Market Capitalization (millions):	$85,257	$10,339
ROE: Return on Equity:	29.5%	8.2%
OROA: Operating Return on Operating Assets:	126.4%	–24%

Portfolio holdings are subject to change at any time.

The Boston Partners Long/Short Research Fund may be more volatile and risky than some other forms of investments. Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. Investments made in small or mid-capitalization companies may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITs include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. An investment in the Fund should be part of a carefully diversified portfolio.

and expensive stocks) remain wider than long term averages, and we have now entered an aggressively tightening monetary regime; we believe this market backdrop remains quite favorable for value investing.

The Fund’s portfolio managers continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities they deem likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Joseph Feeney, CFA & Eric Connerly, CFA

Portfolio Managers for the Boston Partners Long/Short Research Fund

22  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2012 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2022

				Gross	Net
	Average Annual Total Return			Expense	Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Long/Short Research Fund
Institutional Class	7.17%	3.62%	5.71%	2.15%	2.15%
S&P 500 Index	-11.23%	11.82%	13.08%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.50% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.50%. This contractual limitation is in effect until at least March 2, 2023 and may not be terminated without approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.50% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www. boston-partners.com.

Annual Report 2022  |  23

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2012 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2022

				Gross	Net
	Average Annual Total Return			Expense	Expense
	1 Year	5 Year	10 Year	Ratio	Ratio
Boston Partners Long/Short Research Fund
Investor Class	6.91%	3.35%	5.44%	2.40%	2.40%
S&P 500® Index	-11.23%	11.82%	13.08%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.75% of the average daily net assets attributable to the Fund’s Investor Class shares. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed 1.75%. This contractual limitation is in effect until at least March 2, 2023 and may not be terminated without approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.75% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www. boston-partners.com.

24  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited)

Dear Shareholder,

The Boston Partners Global Long/Short Fund (“Fund”) – Institutional Class shares returned 12.07% net of fees while averaging 45% net long exposure for the fiscal year ended August 31, 2022. This compares to the -15.08% return posted by the MSCI World Index - Net during the same period.

The fiscal year was marked by volatile equity market returns, as the MSCI World Index marched higher in the latter months of calendar year 2021 before falling sharply lower in 2022. The popular investing adage of “Don’t fight the Fed” proved to be true, as persistently high inflation spurred the U.S. Federal Reserve to aggressively hike interest rates, moving both short and long duration U.S. Treasury yields to more than decade highs; global central banks have begun similar actions. Amid this environment, value stocks held up better than growth, with the MSCI World Value Index returning -7.45% for the fiscal year compared to the -22.88% return of the MSCI World Growth Index.

The Fund’s long holdings fell in price approximately -5.79% during the fiscal year and outperformed the MSCI World Index. Top contributors included holdings in the Energy and Health Care sectors, while Industrials holdings were the top absolute detractor from performance during the fiscal year. Within the Energy sector, U.S. and Canadian exploration and production companies benefitted from rising oil prices and significant free cash flow return to shareholders. U.S. managed care holdings led gains within Health Care, as government reimbursement rates increased and COVID-related medical costs came in better than feared during the fiscal year. Conversely, Industrials holdings detracted, as recession fears raised concerns over future demand for industrial machinery.

The Fund’s short holdings were down in price approximately 33.92% and positively contributed to Fund returns. We aim to short expensive stocks with earnings risk and weak profitability, and stocks with these attributes moved considerably lower in price during the fiscal year. Consumer Discretionary, Health Care and Technology sector shorts were the top contributors to Fund performance. Within the Technology sector, SMID-cap software shorts with decelerating revenue growth and weak profitability fell in price and positively contributed to Fund returns. Within the Health Care sector, unprofitable biotechnology short positions moved lower in price as price to sales multiples contracted. Within the Consumer Discretionary sector, online and offline retailers fell in price as revenue growth slowed compared to prior fiscal years.

The Fund began the period with 56% net long exposure and ended with 39% net long exposure, a decrease attributable to selling several long positions at target price and adding short positions during the fiscal year. At the end of the period, the largest exposures in the long portfolio resided in the Industrials, Technology, and Financials sectors, while largest short exposures were in the Consumer Discretionary, Health Care, and Technology sectors. Our bottom-up value discipline has yielded a long portfolio that is attractive relative to the short portfolio from both a valuation and profitability standpoint.

We have for several years held the view that the global equity market needed to break out of the status quo that significantly favored growth over value since 2017 – a flattening yield curve and sluggish yet positive growth. We believe that we are now out of what was commonly described as the “Goldilocks” economy, with interest rates reversing a four-decade free fall amid historically high inflation pressures. Meanwhile, valuation spreads (the price/earnings multiple differential between cheap and expensive stocks) remain wider than long term averages,

Top Ten Positions (as of 8/31/22)	% of Net Assets
Cenovus Energy, Inc.	4.3%
Oracle Corp.	3.0%
Diamondback Energy, Inc.	2.9%
Glencore PLC	2.5%
Cigna Corp.	2.3%
Wells Fargo & Co.	2.0%
Yamana Gold, Inc.	2.0%
Alphabet, Inc., Class C	2.0%
Renesas Electronics Corp.	1.9%
Centene Corp.	1.8%

Portfolio Review (as of 8/31/22)	Long	Short
P/E: Price/Earnings:	8.7	16.8
P/B: Price/Book:	1.8	0.0
Holdings:	75	126
Weighted Average Market Capitalization (millions):	$100,045	$28,399
ROE: Return on Equity:	19.8%	15.9%
OROA: Operating Return on Operating Assets:	116.5%	32.6%

Portfolio holdings are subject to change at any time.

The Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign securities may expose the Fund to currency and exchange rate fluctuations. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITS include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. An investment in the Fund should be part of a carefully diversified portfolio.

and we have now entered an aggressively tightening monetary regime; we believe this market backdrop remains quite favorable for value investing.

The portfolio managers managing the Fund continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Christopher Hart, CFA & Joshua Jones, CFA

Portfolio Managers for the Boston Partners Global Long/Short Fund

Annual Report 2022  |  25

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Global Long/Short Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2022

						Gross	Net
	Average Annual Total Return			Since		Expense	Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Global Long/Short Fund
Institutional Class(1)	12.07%	4.46%	n/a	4.12%		2.29%	2.29%
MSCI World Index - Net Return	-15.08%	7.85%	n/a	7.37	%(2)	n/a	n/a
[1]	Inception date of the class was December 31, 2013.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Institutional Class shares exceeds 2.00% of the average daily net assets attributable to the Fund’s Institutional Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.00%. This contractual limitation is in effect until March 2, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.00% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

26  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in
Boston Partners Global Long/Short Fund vs. MSCI World Index

The chart assumes a hypothetical $10,000 initial investment in the Fund made on April 11, 2014 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2022

						Gross	Net
	Average Annual Total Return			Since		Expense	Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Global Long/Short Fund
Investor Class(1)	11.82%	4.20%	n/a	4.18%		2.54%	2.54%
MSCI World Index - Net Return	-15.08%	7.85%	n/a	7.73	%(2)	n/a	n/a
[1]	Inception date of the class was April 11, 2014.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Fund’s Investor Class shares exceeds 2.25% of the average daily net assets attributable to the Fund’s Investor Class shares. Because dividend expenses on short sales, acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 2.25%. This contractual limitation is in effect until March 2, 2023 and may not be terminated without the approval of the Board of Directors. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.25% or the expense cap then in effect, or whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

Annual Report 2022  |  27

BOSTON PARTNERS INVESTMENT FUNDS

BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND (unaudited)

Dear Shareholder,

The Boston Partners Emerging Markets Dynamic Equity Fund (the “Fund”) returned -10.52% for the fiscal year ended August 31, 2022, versus the MSCI® Emerging Markets Index’s -21.80% return, while averaging a 55% net-long exposure.

During the period, the Fund’s long-book returned -20.31%, outperforming the MSCI Emerging Markets Index. Positioning in the Technology sector was a top contributor to relative performance. Overweight Cielo SA (“Cielo”), Brazil’s largest credit and debit card payment processor, was a top contributor to relative performance. While Cielo’s shares have traded down since ~2018 due to competition in their merchant acquiring segment, Cielo’s card processing segment was underappreciated and continues to perform well. Shares were further bolstered by second quarter net income that jumped 252% from a year earlier. Taiwanese technology holdings in Accton Technology, Lotes Co., and Asia Vital were also notable contributors to the long book’s outperformance.

From a regional perspective, positioning in China & Hong Kong aided performance. A Fund position in MeiHua Holdings Group (“MeiHua”) was the largest individual contributor to the long-book’s performance. MeiHua is a Chinese manufacturer of food flavorings and hog feed additives. MeiHua shares are benefitting from strong Lysine and Threonine prices as China’s growing hog herd increases demand for feed additives. A position in Yangtze Optical Fibre & Cable (“Yangtze”) aided performance in China & Hong Kong and the Technology sector. Yangtze produces communication fibers and cables. Yangtze is reasonably valued, and improving demand in China and overseas, is providing tailwinds. Telecom infrastructure spend globally continues to drive demand.

The long book’s positioning in Consumer Discretionary sector detracted from performance. Auto stocks in China Yongda Automobiles and Zhongsheng Group lagged the market before the positions were liquidated in March and April. Positioning in the Financials sector also detracted from performance led by an overweight position in Raiffeisen Bank International. While based in Austria, ~40% of 2021 net income was from Russia & Ukraine.

The Fund’s short-book declined -26.85% for the reporting period, underperforming the MSCI Emerging Markets Index, thus aiding relative performance. Shorted Technology stocks were among the largest contributors to performance. The Fund is short numerous Asian technology names that are lapping tough comps from COVID and face street estimates that assume recent strong performance to continue. Shorted semiconductor stocks, primarily in Taiwan, also aided performance. We believe we’re starting to see the semiconductor cycle decelerate, which we are expressing through both foundries as well as short integrated circuit design houses. Short positions in several Consumer Staples stocks detracted from performance. Consumer Staples stocks have been a relative haven during a year where global benchmarks experienced significant declines.

The investment team at Boston Partners relentlessly searches for investments that have not only attractive valuation characteristics and solid business fundamentals, but also improving business momentum and catalysts to help drive stock prices higher. Our focus is on bottom-up, fundamental stock picking with a statistical bent. That said, there is still a wall of worry for the market to climb in 2022 and 2023. Historically, these have been very good windows for value investing as more economically sensitive companies outperform growth favorites.

Top Ten Positions (as of 8/31/22)	% of Net Assets
Cielo SA	3.9%
Banco do Brasil SA	2.3%
WH Group Ltd.	2.3%
Bank Mandiri Persero Tbk PT	2.2%
Accton Technology Corp.	2.2%
GS Holdings Corp.	2.0%
Woori Financial Group, Inc.	1.8%
Kweichow Moutai Co., Ltd., Class A	1.8%
China State Construction Engineering Corp., Ltd., Class A	1.8%
Kiatnakin Phatra Bank PCL - NVDR	1.7%

Portfolio Review (as of 8/31/22)	Long	Short
P/E: Price/Earnings:	8.0	13.3
P/B: Price/Book:	1.3	1.7
Holdings:	110	132
Weighted Average Market Capitalization (millions):	$32,146	$8,105
ROE: Return on Equity:	17.2%	16.1%
OROA: Operating Return on Operating Assets:	41.2%	19.3%

Portfolio holdings are subject to change at any time.

The Fund will engage in short sales, which creates a form of investment leverage and means the Fund’s loss potential on a short sale is unlimited. Fluctuations in the market value of the Fund’s portfolio may have disproportionately large effects or cause the NAV of the Fund to decline faster than it would otherwise. The Fund may invest in small and mid-cap companies which may be more volatile, less liquid, not as diversified in their business activities as companies with greater market capitalizations, and they may fluctuate widely in market value. Small caps may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. Foreign and emerging market securities may expose the fund to currency and exchange rate fluctuations, high inflation, increased risk of default, less governmental supervision and regulation of securities markets, lack of liquidity in the markets, significantly smaller market capitalizations, political, social or economic instability, and differences in taxation, auditing and other financial practices. Derivatives (futures, options, swaps) may be leveraged and result in losses exceeding the amounts invested. REITS include the risk of possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. Illiquid securities may be limited in resale and cause great uncertainty in determining valuation. High yield debt (also known as “junk bonds”) may be sensitive to changes in financial strength of an issuer or the debt’s credit rating; an issuer of high yield debt may default on its obligation to pay interest and principal. All of these factors may cause greater volatility and less liquidity. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. An investment in the Fund should be part of a carefully diversified portfolio.

When one considers that, the starting point appears exceptional; valuation spreads between growth and value stocks are at extreme levels. It is hard not to be optimistic about the future and how our Fund is positioned today.

On behalf of our team, thank you for your continued support and investment.

Sincerely,

David Kim & Paul Korngiebel, CFA

Portfolio Managers for the Boston Partners Emerging Markets Dynamic Equity Fund

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BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in
Boston Partners Emerging Markets Dynamic Equity Fund vs. MSCI Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on March 1, 2015 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI Indices are unmanaged, do not incur expenses and are not available for investment.

Total Return for the Periods Ended August 31, 2022

						Gross	Net
	Average Annual Total Return			Since		Expense	Expense
	1 Year	5 Year	10 Year	Inception		Ratio	Ratio
Boston Partners Emerging Markets Dynamic Equity Fund
Institutional Class(1)	-10.52%	-0.04%	n/a	2.89%		2.00%	1.75%
MSCI Emerging Markets Index - Net Return	-21.80%	0.59%	n/a	2.52	%(2)	n/a	n/a
[1]	Inception date of the fund was March 1, 2015. The Fund commenced operations as a series of The RBB Fund, Inc. on December 15, 2015, when substantially all of the assets of Boston Partners Emerging Markets Dynamic Equity (the “Prior Account”) transferred to the Fund. The Fund is managed in all material respects in a manner equivalent to the management of the Prior Account. Accordingly, the performance information shown above for periods prior to December 15, 2015 is that of the Prior Account.
[2]	Index Performance is from inception date of the Class only and is not the inception date of the index itself.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.40% of the Fund’s average daily net assets attributable to Institutional Class shares. This contractual limitation is in effect until March 2, 2023, and may not be terminated without the approval of the Board of Directors. Because acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, total annual Fund operating expenses (after fee waivers and/or expense reimbursements) are expected to exceed 1.40%. If at any time the Fund’s total annual Fund operating expenses (not including acquired fund fees and expenses, short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.40% or the expense cap then in effect, whatever is less, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.boston-partners.com.

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BOSTON PARTNERS INVESTMENT FUNDS

DEFINITIONS (unaudited)

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of August 31, 2022 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

Basis point refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001.

Beta or beta coefficient is a measure of a stock or portfolio’s level of systematic and unsystematic risk based on in its prior performance. In general, a higher beta indicates a more volatile security in relation to its benchmark and lower beta indicates a less volatile security in relation to its benchmark.

Bloomberg Barclays US Aggregate Bond Index “US Aggregate Bond Index” is a broad base bond market index consisting of approximately 10,000 bonds, representing intermediate term investment grade bonds traded in the United States.

Consumer Price Index: An index of the variation in prices paid by typical consumers for retail goods and other items.

Earnings per share: Is the portion of a company’s profit allocated to each outstanding share of common stock.

Free cash flow yield is an indicator that compare free cash flow and market cap. It is a representation of the income created by an investment.

Growth stocks typically are more volatile than value stocks; however, value stocks generally have a lower expected growth rate in earnings and sales.

High Dividend: The MSCI High Dividend Yield Factor aims to capture the high dividend yield equity opportunity set within a standard MSCI parent index (U.S.) by including only securities that offer a higher than average dividend yield (i.e. at least 30% higher) relative to that of the parent index and that pass dividend sustainability and persistence screens.

JP Morgan Emerging Markets Currency Index is a market-cap weighted index of 10 emerging market currencies versus the US dollar.

Mergers and Acquisitions (M&A) is a general term that refers to the consolidation of companies or assets through various types of financial transactions.

Momentum: High Momentum companies are characterized in the literature as companies with high price performance in the recent history, up to 12-months. High Momentum companies tend to continue their high price performance over the near term, typically over a 6 – 12 month period.

MSCI EAFE (EAFE) Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada. It is maintained by MSCI Inc., a provider of investment decision support tools; the EAFE acronym stands for Europe, Australasia and Far East.

MSCI Emerging Markets (EM) Index is an index created by Morgan Stanley Capital International (MSCI) designed to measure equity market performance in global emerging markets.

MSCI World Index is an unmanaged index that measures the equity market performance of developed markets.

MSCI World Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 23 Developed Markets Countries.

MSCI World Value NR Index is an index tracking value stocks, which are stocks with prices lower than their intrinsic values.

A net return index includes reinvesting the after tax dividends. A gross return index includes reinvesting the before tax dividends. In general, a net return index should under perform a gross return index.

OROA: Operating Return on Operating Assets

P/B: Price/Book: A valuation ratio of a company’s current share price compared to its book value.

P/E: Price/Earnings: A valuation ratio of a company’s current share price compared to its per-share earnings.

Quality has long been established as an investment approach, dating back to Benjamin Graham, but it is less well accepted as a factor, especially when compared with value, size, yield, momentum and low volatility. By “factor”, we mean any characteristic that helps explain the risk and returns of a group of securities.

ROE: Return on Equity: measures a corporation’s profitability by revealing how much profit a company generates with the money invested.

Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 93% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

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BOSTON PARTNERS INVESTMENT FUNDS

DEFINITIONS (unaudited) (concluded)

Russell 2000® Growth Index is an unmanaged index that measures the performance of Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 97% of the investable U.S. equity market.

Russell 3000® Growth Index is a market capitalization weighted index based on the Russell 3000® Index. It includes companies that display signs of above average growth.

Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures performance of the 800 smallest companies in the Russell 1000® Index.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the US equity universe.

The S&P 500® Index is a market-capitalization-weighted index of 500 U.S. stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on January 1, 1923, though expanded to 500 stocks on March 4, 1957.

Trade Weighted U.S. Dollar Index: Major Currencies is a weighted average of the foreign exchange value of the U.S. dollar against a subset of the broad index currencies that circulate widely outside the country of issue. Major currencies index includes the Euro Area, Canada, Japan, United Kingdom, Switzerland, Australia, and Sweden.

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BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES

AUGUST 31, 2022 (unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, if any, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2022 through August 31, 2022, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, if any. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					ACTUAL
	BEGINNING ACCOUNT	ENDING ACCOUNT	EXPENSES	ANNUALIZED	SIX-MONTH
	VALUE	VALUE	PAID DURING	EXPENSE	TOTAL INVESTMENT
	MARCH 1, 2022	AUGUST 31, 2022	PERIOD*	RATIO	RETURN FOR THE FUND

Boston Partners All-Cap Value Fund
Institutional
Actual	$1,000.00	$934.10	$3.90	0.80%	–6.59%
Hypothetical (5% return before expenses)	1,000.00	1,021.17	4.08	0.80%	N/A
Investor
Actual	$1,000.00	$932.90	$5.12	1.05%	–6.71%
Hypothetical (5% return before expenses)	1,000.00	1,019.91	5.35	1.05%	N/A
Boston Partners Small Cap Value Fund II
Institutional
Actual	$1,000.00	$913.30	$4.77	0.99%	–8.67%
Hypothetical (5% return before expenses)	1,000.00	1,020.21	5.04	0.99%	N/A
Investor
Actual	$1,000.00	$912.30	$5.98	1.24%	–8.77%
Hypothetical (5% return before expenses)	1,000.00	1,018.95	6.31	1.24%	N/A
WPG Partners Select Small Cap Value Fund
Institutional
Actual	$1,000.00	$893.50	$5.25	1.10%	–10.65%
Hypothetical (5% return before expenses)	1,000.00	1,000.00	0.00	1.10%	N/A
WPG Partners Small/Micro Cap Value Fund
Institutional
Actual	$1,000.00	$945.40	$5.39	1.10%	–5.46%
Hypothetical (5% return before expenses)	1,000.00	1,019.66	5.60	1.10%	N/A
Boston Partners Global Sustainability Fund
Institutional
Actual	$1,000.00	$886.80	$4.28	0.90%	–11.32%
Hypothetical (5% return before expenses)	1,000.00	1,000.00	0.00	0.90%	N/A

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BOSTON PARTNERS INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (concluded)

AUGUST 31, 2022 (unaudited)

						ACTUAL
	BEGINNING ACCOUNT	ENDING ACCOUNT	EXPENSES	ANNUALIZED		SIX-MONTH
	VALUE	VALUE	PAID DURING	EXPENSE		TOTAL INVESTMENT
	MARCH 1, 2022	AUGUST 31, 2022	PERIOD*	RATIO		RETURN FOR THE FUND

Boston Partners Global Equity Fund
Institutional
Actual	$1,000.00	$897.30	$4.54	0.95%		–10.27%
Hypothetical (5% return before expenses)	1,000.00	1,020.42	4.84	0.95%		N/A
Boston Partners Emerging Markets Fund
Institutional
Actual	$1,000.00	$857.60	$4.68	1.00%		–14.24%
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09	1.00%		N/A
Boston Partners Long/Short Equity Fund
Institutional
Actual	$1,000.00	$962.70	$15.04	3.04	%(1)	–3.73%
Hypothetical (5% return before expenses)	1,000.00	1,009.88	15.40	3.04	%(1)	N/A
Investor
Actual	$1,000.00	$961.70	$16.27	3.29	%(1)	–3.83%
Hypothetical (5% return before expenses)	1,000.00	1,008.62	16.66	3.29	%(1)	N/A
Boston Partners Long/Short Research Fund
Institutional
Actual	$1,000.00	$969.70	$10.77	2.17	%(1)	–3.03%
Hypothetical (5% return before expenses)	1,000.00	1,014.27	11.02	2.17	%(1)	N/A
Investor
Actual	$1,000.00	$968.70	$12.01	2.42	%(1)	–3.13%
Hypothetical (5% return before expenses)	1,000.00	1,013.01	12.28	2.42	%(1)	N/A
Boston Partners Global Long/Short Fund
Institutional
Actual	$1,000.00	$1,002.20	$12.67	2.51	%(1)	0.22%
Hypothetical (5% return before expenses)	1,000.00	1,012.55	12.73	2.51	%(1)	N/A
Investor
Actual	$1,000.00	$1,000.70	$13.92	2.76	%(1)	0.07%
Hypothetical (5% return before expenses)	1,000.00	1,011.29	13.99	2.76	%(1)	N/A
Boston Partners Emerging Markets Dynamic Equity Fund
Institutional
Actual	$1,000.00	$940.30	$6.94	1.42	%(1)	–5.97%
Hypothetical (5% return before expenses)	1,000.00	1,018.05	7.22	1.42	%(1)	N/A

*	Expenses are equal to each Fund’s annualized six-month expense ratios in the table above, which include waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
(1)	These amounts include dividends paid on securities which the Funds have sold short (“Short-sale dividends”) and related interest expense. The amount of short-sale dividends and related interest expense was 1.08% of average net assets for the six-month period ended August 31, 2022 for both the Institutional Class and Investor Class of the Boston Partners Long/Short Equity Fund, 0.79% of average net assets for the Institutional Class and Investor Class of the Boston Partners Long/Short Research Fund, 0.96% of average net assets of the Institutional Class and Investor Class of the Boston Partners Global Long/Short Fund and 0.00% of average net assets for the Institutional Class of the Boston Partners Emerging Markets Dynamic Equity Fund.

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BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022 (unaudited)
Portfolio Holdings Summary Tables

BOSTON PARTNERS

ALL-CAP VALUE FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Health Care	24.4%	$348,547,711
Financials	20.8	298,190,717
Information Technology	11.6	166,109,508
Industrials	11.3	161,477,507
Energy	8.0	113,716,866
Consumer Discretionary	6.4	92,186,309
Materials	2.3	33,303,820
Consumer Staples	1.9	27,762,278
Communication Services	1.9	27,015,149
EXCHANGE TRADED FUNDS	10.0	142,118,137
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	7.8	111,121,981
SHORT-TERM INVESTMENTS	1.9	27,830,979
OPTIONS WRITTEN	(0.2)	(2,794,560)
LIABILITIES IN EXCESS OF OTHER ASSETS	(8.1)	(115,520,478)
NET ASSETS	100.0%	$1,431,065,924

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

SMALL CAP VALUE FUND II

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Financials	25.5%	$196,236,532
Industrials	19.9	153,215,551
Consumer Discretionary	14.6	112,595,113
Information Technology	9.2	71,062,957
Energy	8.1	62,750,063
Health Care	7.5	57,499,300
Materials	6.2	48,144,987
Communication Services	2.6	20,329,948
Consumer Staples	2.6	20,091,392
Real Estate	1.7	13,110,897
Utilities	0.3	1,901,326
RIGHTS	0.0	—
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	19.5	150,679,396
SHORT-TERM INVESTMENTS	2.7	20,753,960
LIABILITIES IN EXCESS OF OTHER ASSETS	(20.4)	(157,098,079)
NET ASSETS	100.0%	$771,273,343

Portfolio holdings are subject to change at any time.

WPG PARTNERS

SELECT SMALL CAP VALUE FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Industrials	24.0%	$4,279,788
Financials	14.2	2,539,992
Information Technology	11.6	2,060,240
Consumer Discretionary	11.1	1,976,771
Energy	8.1	1,445,820
Materials	8.0	1,431,004
Health Care	6.0	1,078,157
Consumer Staples	4.5	810,433
Real Estate	4.1	724,225
SHORT-TERM INVESTMENTS	9.3	1,654,756
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.9)	(156,137)
NET ASSETS	100.0%	$17,845,049

Portfolio holdings are subject to change at any time.

WPG PARTNERS

SMALL/MICRO CAP VALUE FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Industrials	20.2%	$6,532,433
Financials	19.4	6,245,681
Materials	12.4	4,005,270
Energy	10.4	3,354,882
Consumer Discretionary	8.7	2,802,364
Real Estate	6.9	2,240,905
Information Technology	6.3	2,050,345
Utilities	5.2	1,679,971
Health Care	3.5	1,125,388
Consumer Staples	2.9	932,940
Communication Services	0.4	120,130
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	16.6	5,344,277
SHORT-TERM INVESTMENTS	3.8	1,213,921
LIABILITIES IN EXCESS OF OTHER ASSETS	(16.7)	(5,384,317)
NET ASSETS	100.0%	$32,264,190

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022 (unaudited)
Portfolio Holdings Summary Tables (continued)

BOSTON PARTNERS

GLOBAL SUSTAINABILITY FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Health Care	23.5%	$5,309,044
Industrials	15.4	3,487,734
Information Technology	12.8	2,898,970
Financials	11.0	2,496,577
Consumer Staples	6.7	1,516,462
Communication Services	6.5	1,472,002
Materials	5.8	1,305,478
Energy	5.4	1,214,360
Consumer Discretionary	5.4	1,213,933
Utilities	1.1	254,308
SHORT-TERM INVESTMENTS	6.6	1,505,350
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.2)	(34,369)
NET ASSETS	100.0%	$22,639,849

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

GLOBAL EQUITY FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Health Care	23.8%	$40,780,804
Industrials	13.2	22,559,931
Financials	12.3	21,077,693
Information Technology	11.5	19,741,506
Energy	10.2	17,437,332
Materials	7.0	12,075,046
Communication Services	6.4	11,010,144
Consumer Discretionary	6.3	10,811,177
Consumer Staples	3.8	6,560,198
Utilities	1.8	3,031,860
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	8.3	14,200,918
SHORT-TERM INVESTMENTS	3.0	5,064,086
LIABILITIES IN EXCESS OF OTHER ASSETS	(7.6)	(12,943,731)
NET ASSETS	100.0%	$171,406,964

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

EMERGING MARKETS FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
COMMON STOCK
Financials	17.2%	$3,703,059
Information Technology	16.8	3,609,712
Consumer Staples	13.6	2,930,524
Industrials	13.4	2,883,684
Communication Services	9.0	1,923,683
Materials	4.6	994,365
Health Care	3.7	787,981
Consumer Discretionary	3.3	717,125
Real Estate	2.9	632,475
Energy	2.6	552,984
Utilities	0.3	52,194
PREFERRED STOCKS	1.2	268,802
EXCHANGE TRADED FUNDS	0.2	57,751
SHORT-TERM INVESTMENTS	8.6	1,838,939
OTHER ASSETS IN EXCESS OF LIABILITIES	2.6	550,737
NET ASSETS	100.0%	$21,504,015

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

LONG/SHORT EQUITY FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Health Care	20.7%	$13,777,958
Financials	14.9	9,914,216
Information Technology	14.4	9,552,806
Consumer Discretionary	11.8	7,829,683
Industrials	9.8	6,499,012
Energy	6.1	4,076,715
Communication Services	4.5	3,015,044
Materials	2.6	1,703,472
Real Estate	2.3	1,543,239
Consumer Staples	1.3	868,004
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	12.9	8,554,091
SHORT-TERM INVESTMENTS	9.2	6,082,852

SHORT POSITIONS:
COMMON STOCK
Information Technology	(5.7)	(3,788,291)
Consumer Discretionary	(4.0)	(2,650,360)
Communication Services	(1.3)	(843,049)
Health Care	(1.1)	(704,167)
Industrials	(1.0)	(660,989)
Consumer Staples	(0.5)	(300,482)
Materials	(0.2)	(160,453)
Real Estate	(0.2)	(147,977)
Financials	(0.1)	(84,228)
Energy	(0.0)	(1)
OPTIONS WRITTEN	(0.1)	(82,858)
OTHER ASSETS IN EXCESS OF LIABILITIES	3.7	2,458,763
NET ASSETS	100.0%	$66,453,000

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  35

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022 (unaudited)
Portfolio Holdings Summary Tables (concluded)

BOSTON PARTNERS

LONG/SHORT RESEARCH FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Financials	17.0%	$138,313,309
Information Technology	12.6	102,809,448
Health Care	12.2	98,908,157
Industrials	11.7	95,452,596
Energy	10.8	87,716,234
Consumer Discretionary	8.4	68,457,987
Materials	6.6	53,239,978
Consumer Staples	4.9	40,152,145
Communication Services	4.9	39,449,972
Real Estate	2.2	17,947,890
Utilities	1.0	8,373,273
WARRANTS	0.1	972,287
SHORT-TERM INVESTMENTS	5.5	44,842,631

SHORT POSITIONS:
COMMON STOCK
Consumer Discretionary	(4.8)	(39,314,347)
Materials	(4.6)	(37,543,006)
Industrials	(4.1)	(33,629,675)
Financials	(2.8)	(22,898,959)
Information Technology	(2.8)	(22,289,295)
Communication Services	(2.3)	(18,666,943)
Health Care	(1.7)	(13,873,535)
Consumer Staples	(1.6)	(13,278,981)
Real Estate	(1.5)	(11,877,618)
Energy	(1.3)	(10,391,215)
Utilities	(0.2)	(1,608,268)
OTHER ASSETS IN EXCESS OF LIABILITIES	29.8	242,638,189
NET ASSETS	100.0%	$813,902,254

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

GLOBAL LONG/SHORT FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Information Technology	15.1%	$18,274,442
Industrials	12.4	14,963,418
Health Care	12.1	14,691,207
Financials	11.8	14,330,369
Energy	11.3	13,727,593
Materials	9.8	11,832,310
Consumer Discretionary	6.8	8,262,115
Communication Services	2.4	2,954,310
Consumer Staples	1.3	1,596,525
Utilities	0.7	879,796
SHORT-TERM INVESTMENTS	13.2	15,993,268

SHORT POSITIONS:
COMMON STOCK
Information Technology	(7.2)	(8,710,517)
Materials	(6.7)	(8,184,219)
Industrials	(6.6)	(8,006,298)
Financials	(6.2)	(7,498,402)
Consumer Discretionary	(6.0)	(7,274,612)
Consumer Staples	(2.8)	(3,346,905)
Health Care	(2.5)	(3,086,391)
Communication Services	(2.3)	(2,764,617)
Energy	(1.3)	(1,617,173)
Real Estate	(0.9)	(1,045,335)
OPTIONS WRITTEN	(0.9)	(1,048,582)
OTHER ASSETS IN EXCESS OF LIABILITIES	46.5	56,315,288
NET ASSETS	100.0%	$121,237,590

Portfolio holdings are subject to change at any time.

BOSTON PARTNERS

EMERGING MARKETS DYNAMIC EQUITY FUND

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE
LONG POSITIONS:
COMMON STOCK
Financials	14.0%	$8,486,990
Information Technology	12.6	7,661,855
Consumer Staples	12.4	7,519,913
Industrials	10.4	6,312,915
Materials	5.0	3,047,203
Health Care	3.7	2,206,651
Real Estate	3.1	1,853,250
Communication Services	2.2	1,343,696
Utilities	0.7	446,376
Consumer Discretionary	0.4	221,628
Energy	0.4	221,305
PREFERRED STOCKS	1.1	658,683
EXCHANGE TRADED FUNDS	0.3	151,529
SHORT-TERM INVESTMENTS	9.5	5,777,542

SHORT POSITIONS:
COMMON STOCK
Materials	(0.1)	(51,926)
OTHER ASSETS IN EXCESS OF LIABILITIES	24.3	14,758,005
NET ASSETS	100.0%	$60,615,615

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

36  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—88.6%
Communication Services—1.9%
Alphabet, Inc., Class A*	134,341	$14,538,383
Electronic Arts, Inc.	22,689	2,878,553
Interpublic Group of Cos., Inc., (The)(a)	232,146	6,416,516
Omnicom Group, Inc.	47,559	3,181,697
		27,015,149
Consumer Discretionary—6.4%
AutoZone, Inc.*	6,965	14,760,298
Booking Holdings, Inc.*	5,637	10,573,941
Dollar General Corp.	35,533	8,436,245
Garmin Ltd.	48,231	4,267,961
Harley-Davidson, Inc.	188,015	7,251,739
International Game Technology PLC	148,512	2,664,305
Lear Corp.(a)	37,913	5,256,258
LKQ Corp.	278,879	14,841,940
Magna International, Inc.(a)	50,945	2,941,055
Mohawk Industries, Inc.*	1,741	192,137
NVR, Inc.*	2,584	10,697,915
Polaris, Inc.	2,451	277,625
Whirlpool Corp.(a)	38,618	6,047,579
Wyndham Hotels & Resorts, Inc.(a)	60,871	3,977,311
		92,186,309
Consumer Staples—1.9%
Altria Group, Inc.	91,191	4,114,538
Coca-Cola European Partners PLC(a)	77,168	3,794,351
Keurig Dr Pepper, Inc.	208,924	7,964,183
Monster Beverage Corp.*	59,153	5,254,561
Philip Morris International, Inc.	69,480	6,634,645
		27,762,278
Energy—8.0%
BP PLC - SP ADR	151,125	4,660,695
Canadian Natural Resources Ltd.	144,528	7,921,580
Chord Energy Corp.(a)	73,732	10,436,765
ConocoPhillips	133,727	14,636,420
Devon Energy Corp.	141,712	10,007,701
Diamondback Energy, Inc.	93,232	12,425,961
EOG Resources, Inc.	95,266	11,555,766
Marathon Oil Corp.	483,868	12,382,182
Phillips 66	53,428	4,779,669
Pioneer Natural Resources Co.(a)	33,670	8,525,917
Schlumberger Ltd.	280,427	10,698,290
Shell PLC - ADR	107,322	5,685,920
		113,716,866
Financials—20.8%
Aflac, Inc.(a)	216,677	12,874,947
Allstate Corp., (The)	64,092	7,723,086
American International Group, Inc.	405,720	20,996,010
Aon PLC, Class A	30,737	8,583,615
Bank of America Corp.	865,245	29,080,884
Charles Schwab Corp., (The)	250,729	17,789,223
Chubb Ltd.	86,224	16,300,647
Citigroup, Inc.	297,061	14,499,547
Discover Financial Services	80,233	8,062,614
Fifth Third Bancorp	177,977	6,077,915
Globe Life, Inc.	93,505	9,087,751
Goldman Sachs Group, Inc., (The)	50,700	16,866,369
	NUMBER OF SHARES	VALUE
Financials—(continued)
Huntington Bancshares, Inc.(a)	685,448	$9,185,003
JPMorgan Chase & Co.	187,747	21,352,466
KeyCorp	838,682	14,836,285
Loews Corp.	228,279	12,626,112
Markel Corp.*	4,930	5,886,962
Renaissance Holdings Ltd.	54,518	7,374,105
Synchrony Financial	176,881	5,792,853
Travelers Cos., Inc., (The)	58,523	9,459,658
Truist Financial Corp.	275,993	12,927,512
Wells Fargo & Co.	361,540	15,802,913
White Mountains Insurance Group Ltd.	10,952	15,004,240
		298,190,717
Health Care—24.4%
AbbVie, Inc.	197,479	26,553,026
AmerisourceBergen Corp.	83,018	12,167,118
Amgen, Inc.	73,709	17,712,273
Avantor, Inc.*(a)	417,978	10,411,832
Centene Corp.*	221,248	19,854,796
Change Healthcare, Inc.*	264,234	6,492,229
Cigna Corp.	33,013	9,357,535
Elevance Health, Inc.	44,853	21,758,639
Humana, Inc.	26,966	12,991,680
Johnson & Johnson	263,112	42,450,490
McKesson Corp.	60,709	22,280,203
Medtronic PLC	227,534	20,004,789
Merck & Co., Inc.(a)	216,286	18,462,173
Molina Healthcare, Inc.*	26,270	8,862,710
Novartis AG - SP ADR	196,219	15,799,554
Pfizer, Inc.	549,798	24,867,364
Roche Holding AG - SP ADR	161,635	6,536,519
Sanofi - ADR*	479,598	19,677,906
UnitedHealth Group, Inc.	48,719	25,301,238
Zimmer Biomet Holdings, Inc.	65,892	7,005,637
		348,547,711
Industrials—11.3%
Advanced Drainage Systems, Inc.(a)	40,067	5,437,092
Allison Transmission Holdings, Inc.	90,104	3,267,171
Altra Industrial Motion Corp.	70,507	2,675,741
AMETEK, Inc.	61,709	7,414,953
Boeing Co., (The)*	587	94,067
BWX Technologies, Inc.(a)	120,968	6,306,062
Copart, Inc.*	38,689	4,629,139
Curtiss-Wright Corp.	36,937	5,436,757
Dover Corp.	53,791	6,721,723
EnerSys	20,240	1,262,369
Expeditors International of Washington, Inc.(a)	107,212	11,031,043
Ferguson PLC	36,811	4,251,302
Howmet Aerospace, Inc.	337,343	11,952,062
Huron Consulting Group, Inc.*	105,544	7,060,894
Landstar System, Inc.(a)	53,657	7,867,726
Leidos Holdings, Inc.	41,480	3,942,674
ManpowerGroup, Inc.	35,851	2,628,595
Masco Corp.	117,219	5,962,931
PACCAR, Inc.	77,916	6,818,429
Resideo Technologies, Inc.*	8,156	169,808
Robert Half International, Inc.	40,297	3,101,660
Science Applications International Corp.	84,055	7,654,889

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  37

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Industrials—(continued)
Sensata Technologies Holding PLC	1,080	$43,502
Textron, Inc.	140,561	8,768,195
United Parcel Service, Inc., Class B	52,675	10,245,814
WESCO International, Inc.*	115,275	15,179,412
Westinghouse Air Brake Technologies Corp.	131,814	11,553,497
		161,477,507
Information Technology—11.6%
Advanced Micro Devices, Inc.*#	113,600	9,641,232
Analog Devices, Inc.	65,259	9,888,696
Applied Materials, Inc.	26,980	2,538,009
Arrow Electronics, Inc.*	65,646	6,880,357
Belden, Inc.	55,228	3,616,329
Cisco Systems, Inc.	233,828	10,456,788
Cognizant Technology Solutions Corp., Class A	118,386	7,478,444
Fidelity National Information Services, Inc.	55,003	5,025,624
FleetCor Technologies, Inc.*	36,592	7,776,898
Flex Ltd.*	419,975	7,479,755
Global Payments, Inc.	3,646	452,943
Hewlett Packard Enterprise Co.	303,479	4,127,314
Jabil, Inc.	177,458	10,700,717
KLA-Tencor Corp.	16,910	5,819,238
Lam Research Corp.	5,219	2,285,452
NortonLifeLock, Inc.	17,396	392,976
Oracle Corp.	189,678	14,064,624
Qorvo, Inc.*	89,509	8,036,118
QUALCOMM, Inc.	146,833	19,421,601
SS&C Technologies Holdings, Inc.	131,253	7,318,667
TE Connectivity Ltd.	49,346	6,227,959
Visa, Inc., Class A(a)	73,123	14,530,271
Western Digital Corp.*	46,131	1,949,496
		166,109,508
Materials—2.3%
Corteva, Inc.	187,652	11,527,462
CRH PLC - SP ADR(a)	155,230	5,741,958
DuPont de Nemours, Inc.	84,490	4,701,023
FMC Corp.	104,861	11,333,377
		33,303,820
TOTAL COMMON STOCKS (Cost $757,478,442)		1,268,309,865

EXCHANGE TRADED FUNDS—10.0%
Financials—10.0%
iShares Russell 1000 Value ETF	474,208	71,112,231
iShares Russell 2000 Value ETF(a)	490,779	71,005,906
		142,118,137
TOTAL EXCHANGE TRADED FUNDS (Cost $150,522,621)		142,118,137

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—7.8%
Mount Vernon Liquid Assets Portfolio, LLC, 2.44%(b)	111,121,981	111,121,981
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $111,121,981)		111,121,981
		NUMBER OF SHARES	VALUE
SHORT-TERM INVESTMENTS—1.9%
Tri-State Deposit, 2.45%(b)		18,034,066	$18,034,066
U.S. Bank Money Market Deposit Account, 2.00%(b)		9,796,913	9,796,913
TOTAL SHORT-TERM INVESTMENTS (Cost $27,830,979)			27,830,979
TOTAL INVESTMENTS—108.3% (Cost $1,046,954,023)			1,549,380,962

NUMBER OF CONTRACTS		NOTIONAL AMOUNT
OPTIONS WRITTEN ƗƗ—(0. 2%)
Call Options Written—(0.2%)
Advanced Micro Devices, Inc.
Expiration: 06/16/2023,
Exercise Price: 70.00	(1,136)	(9,641,232)	(2,794,560)
TOTAL CALL OPTIONS WRITTEN (Premiums received $(3,462,154))			(2,794,560)
TOTAL OPTIONS WRITTEN (Premiums received $(3,462,154))			(2,794,560)
LIABILITIES IN EXCESS OF OTHER ASSETS—(8.1)%			(115,520,478)
NET ASSETS—100.0%			$1,431,065,924

ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt
*	Non-income producing.
(a)	All or a portion of the security is on loan. At August 31, 2022, the market value of securities on loan was $107,953,391.
(b)	The rate shown is as of August 31, 2022.
#	Security segregated as collateral for options written.
ƗƗ	Primar y risk exposure is equity contracts.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

38  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS ALL-CAP VALUE FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2022 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Communication Services	$27,015,149	$27,015,149	$—	$—	$—
Consumer Discretionary	92,186,309	92,186,309	—	—	—
Consumer Staples	27,762,278	27,762,278	—	—	—
Energy	113,716,866	113,716,866	—	—	—
Financials	298,190,717	298,190,717	—	—	—
Health Care	348,547,711	348,547,711	—	—	—
Industrials	161,477,507	161,477,507	—	—	—
Information Technology	166,109,508	166,109,508	—	—	—
Materials	33,303,820	33,303,820	—	—	—
Exchange Traded Funds Financials	142,118,137	142,118,137	—	—	—
Investments Purchased with Proceeds from Securities Lending Collateral	111,121,981	—	—	—	111,121,981
Short-Term Investments	27,830,979	9,796,913	18,034,066	—	—
Total Assets	$1,549,380,962	$1,420,224,915	$18,034,066	$—	$111,121,981

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Options Written Equity Contracts	$(2,794,560)	$(2,794,560)	$—	$—	$—
Total Liabilities	$(2,794,560)	$(2,794,560)	$—	$—	$—

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy included to reconcile to the amounts presented in the Portfolio of Investments.

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  39

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—98.2%
Communication Services—2.6%
Gray Television, Inc.(a)	201,024	$3,839,559
Nexstar Media Group, Inc., Class A(a)	44,668	8,545,882
TEGNA, Inc.	246,986	5,285,500
Yelp, Inc.*(a)	77,817	2,659,007
		20,329,948
Consumer Discretionary—14.6%
American Eagle Outfitters, Inc.(a)	95,600	1,076,456
Beazer Homes USA, Inc.*	110,448	1,572,780
Callaway Golf Co.*(a)	562,420	12,446,355
Carriage Services, Inc.(a)	109,580	3,880,228
Carter’s, Inc.(a)	29,767	2,198,293
Container Store Group, Inc., (The)*	213,315	1,446,276
Fiesta Restaurant Group, Inc.*	206,077	1,374,534
Foot Locker, Inc.(a)	101,242	3,729,755
H&R Block, Inc.(a)	41,634	1,873,530
Hanesbrands, Inc.(a)	279,713	2,436,300
Harley-Davidson, Inc.	318,069	12,267,921
International Game Technology PLC	224,867	4,034,114
LCI Industries(a)	56,620	6,560,559
Meritage Homes Corp.*	42,727	3,347,660
Petco Health & Wellness Co., Inc.*(a)	164,696	2,457,264
Sally Beauty Holdings, Inc.*(a)	251,654	3,744,612
Six Flags Entertainment Corp.*(a)	68,783	1,523,543
Skechers U.S.A., Inc., Class A*	88,912	3,360,874
Standard Motor Products, Inc.	36,907	1,354,487
Steven Madden Ltd.(a)	159,998	4,657,542
Stride, Inc.*(a)	399,435	15,234,451
Tempur Sealy International, Inc.(a)	302,290	7,560,273
Thor Industries, Inc.(a)	19,312	1,564,465
Travel + Leisure Co.	133,308	5,652,259
TravelCenters of America, Inc.*	77,156	4,172,596
Victoria’s Secret & Co.*(a)	91,746	3,067,986
		112,595,113
Consumer Staples—2.6%
Energizer Holdings, Inc.(a)	176,771	4,967,265
Fresh Del Monte Produce, Inc.	176,375	4,822,093
Nomad Foods Ltd.*	306,426	5,420,676
Spectrum Brands Holdings, Inc.(a)	54,354	3,423,758
Universal Corp.	28,558	1,457,600
		20,091,392
Energy—8.1%
Cactus, Inc., Class A	51,921	2,074,244
ChampionX Corp.(a)	224,904	4,905,156
Chord Energy Corp.(a)	40,521	5,735,748
Delek US Holdings, Inc.(a)	193,989	5,480,189
Enerplus Corp.(a)	408,168	6,289,869
Kosmos Energy Ltd.*(a)	887,742	6,276,336
National Energy Services Reunited Corp.*	318,201	2,233,771
NexTier Oilfield Solutions, Inc.*	372,395	3,489,341
Par Pacific Holdings, Inc.*(a)	174,166	3,274,321
PDC Energy, Inc.	80,883	5,492,765
ProPetro Holding Corp.*	313,494	2,871,605
Viper Energy Partners LP	264,751	8,080,200
World Fuel Services Corp.(a)	253,741	6,546,518
		62,750,063
	NUMBER OF SHARES	VALUE
Financials—25.5%
AllianceBernstein Holding LP	72,149	$3,108,179
Ameris Bancorp	45,775	2,136,777
AMERISAFE, Inc.	41,359	1,977,787
Ares Commercial Real Estate Corp.(a)	107,864	1,422,726
Artisan Partners Asset Management, Inc., Class A(a)	62,217	2,100,446
Assured Guaranty Ltd.	171,890	8,778,422
Axis Capital Holdings Ltd.	160,834	8,548,327
BankUnited, Inc.(a)	146,771	5,437,866
Blackstone Mortgage Trust, Inc., Class A(a)	187,203	5,425,143
Columbia Banking System, Inc.(a)	72,100	2,159,395
Diamond Hill Investment Group, Inc.	14,973	2,561,132
Employers Holdings, Inc.	66,288	2,595,838
Essent Group Ltd.	65,786	2,630,782
Evercore, Inc., Class A(a)	67,922	6,363,612
Federal Agricultural Mortgage Corp., Class C	50,455	5,511,704
First American Financial Corp.	35,073	1,876,405
First Hawaiian, Inc.	146,848	3,775,462
First Internet Bancorp	62,302	2,284,614
First Merchants Corp.	102,928	4,098,593
First Mid Bancshares, Inc.	60,562	2,140,867
Flushing Financial Corp.	60,247	1,244,101
Hanover Insurance Group, Inc., (The)	49,292	6,377,892
Heritage Financial Corp.	77,545	2,015,395
Hope Bancorp, Inc.	124,058	1,795,119
James River Group Holdings Ltd.	93,379	2,218,685
Luther Burbank Corp.	197,041	2,583,208
Merchants Bancorp	127,721	3,444,635
Midland States Bancorp, Inc.	93,152	2,337,184
Mr Cooper Group, Inc.*	49,398	2,089,535
Navient Corp.(a)	339,827	5,229,938
Nelnet, Inc., Class A	33,087	2,787,249
PacWest Bancorp	214,335	5,643,441
PennyMac Financial Services, Inc.	100,003	5,312,159
Perella Weinberg Partners(a)	255,407	1,836,376
PRA Group, Inc.*(a)	82,908	3,062,622
Preferred Bank	39,196	2,659,057
Primis Financial Corp.	161,250	2,113,987
ProAssurance Corp.	181,835	3,889,451
Pzena Investment Management, Inc., Class A	250,426	2,384,056
RBB Bancorp	156,239	3,452,882
Silvercrest Asset Management Group, Inc., Class A	445,089	7,953,740
SLM Corp.	914,375	13,971,650
SouthState Corp.	36,878	2,877,959
Starwood Property Trust, Inc.	160,203	3,673,455
Synovus Financial Corp.	47,246	1,897,399
Umpqua Holdings Corp.	173,589	3,079,469
Valley National Bancorp	443,244	5,150,495
Velocity Financial, Inc.*	269,312	3,075,543
Walker & Dunlop, Inc.	61,527	6,181,002
White Mountains Insurance Group Ltd.	3,892	5,332,040
Wintrust Financial Corp.	66,786	5,632,731
		196,236,532

The accompanying notes are an integral part of the financial statements.

40  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Health Care—7.5%
Amedisys, Inc.*	32,616	$3,863,365
AMN Healthcare Services, Inc.*	22,859	2,346,248
Brookdale Senior Living, Inc.*	549,156	2,416,286
Change Healthcare, Inc.*	764,420	18,781,799
Envista Holdings Corp.*(a)	254,149	9,426,386
Haemonetics Corp.*	42,084	3,157,563
Hanger, Inc.*	68,384	1,273,994
LHC Group, Inc.*	25,021	4,040,141
Owens & Minor, Inc.(a)	93,701	2,765,117
PetIQ, Inc.*(a)	212,247	1,982,387
QuidelOrtho Corp.*	21,188	1,679,361
Syneos Health, Inc.*	95,935	5,766,653
		57,499,300
Industrials—19.9%
ABM Industries, Inc.	275,657	12,790,485
ACCO Brands Corp.	335,542	1,989,764
Allison Transmission Holdings, Inc.	94,509	3,426,896
Altra Industrial Motion Corp.	85,823	3,256,983
Array Technologies, Inc.*(a)	136,265	2,847,938
ASGN, Inc.*(a)	74,851	7,238,092
Brink’s Co., (The)	91,492	5,057,678
BWX Technologies, Inc.	83,489	4,352,282
CBIZ, Inc.*	120,409	5,257,057
CRA International, Inc.	83,510	7,633,649
Curtiss-Wright Corp.	63,421	9,334,937
EMCOR Group, Inc.(a)	44,017	5,234,502
EnerSys	72,544	4,524,569
FTI Consulting, Inc.*(a)	15,005	2,409,803
GrafTech International Ltd.(a)	280,192	1,647,529
Heidrick & Struggles International, Inc.	47,091	1,340,210
Hillenbrand, Inc.	71,038	2,960,153
Hub Group, Inc., Class A*	37,160	2,965,740
ICF International, Inc.	62,560	6,353,594
KAR Auction Services, Inc.*(a)	177,094	2,585,572
Korn/Ferry International	33,893	2,064,761
L B Foster Co., Class A*	129,106	1,691,289
Landstar System, Inc.(a)	11,438	1,677,154
Masonite International Corp.*	30,893	2,527,665
Matrix Service Co.*	266,483	1,513,623
Resideo Technologies, Inc.*(a)	433,146	9,018,100
Science Applications International Corp.	89,008	8,105,959
Steelcase, Inc., Class A(a)	211,033	2,359,349
Terex Corp.	48,918	1,625,056
V2X, Inc.*	62,982	2,182,956
Viad Corp.*	120,480	4,599,926
Wabash National Corp.(a)	165,602	2,724,153
Werner Enterprises, Inc.(a)	50,738	2,018,865
WESCO International, Inc.*	135,930	17,899,262
		153,215,551
Information Technology—9.2%
Avnet, Inc.(a)	103,775	4,554,685
Bel Fuse, Inc., Class B	131,341	3,732,711
Belden, Inc.	117,547	7,696,977
CommScope Holding Co., Inc.*	387,870	4,382,931
Concentrix Corp.	80,162	10,082,776
Diebold Nixdorf, Inc.*	515,314	1,793,293
EVERTEC, Inc.	87,798	2,950,013
IBEX Holdings Ltd.*	123,910	2,090,362
	NUMBER OF SHARES	VALUE
Information Technology—(continued)
Insight Enterprises, Inc.*(a)	72,482	$6,604,560
InterDigital, Inc.	98,685	4,950,039
MAXIMUS, Inc.(a)	29,063	1,760,927
NCR Corp.*	140,663	4,367,586
SMART Global Holdings, Inc.*	318,745	5,848,971
TD SYNNEX Corp.	27,035	2,602,930
TTEC Holdings, Inc.(a)	57,815	3,026,615
Ultra Clean Holdings, Inc.*	68,538	2,006,107
Unisys Corp.*	280,502	2,611,474
		71,062,957
Materials—6.2%
Cabot Corp.(a)	64,240	4,623,353
Ecovyst, Inc.*	136,470	1,260,983
Graphic Packaging Holding Co.	855,230	19,045,972
Ingevity Corp.*(a)	59,594	4,179,923
Mativ, Inc.	134,370	3,173,819
Minerals Technologies, Inc.	27,348	1,593,295
Orion Engineered Carbons SA	138,329	2,332,227
Valvoline, Inc.	410,575	11,935,415
		48,144,987
Real Estate—1.7%
Anywhere Real Estate, Inc.*	295,050	2,882,639
Cousins Properties, Inc.(a)	217,448	5,838,479
Kennedy-Wilson Holdings, Inc.	121,175	2,127,833
Spirit Realty Capital, Inc.	55,372	2,261,946
		13,110,897
Utilities—0.3%
Pure Cycle Corp.*	184,237	1,901,326
TOTAL COMMON STOCKS (Cost $585,579,511)		756,938,066
RIGHTS—0.0%
Consumer Discretionary—0.0%
Evercel, Inc., CVR*‡	284,149	0
TOTAL RIGHTS (Cost $0)		0
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—19.5%
Mount Vernon Liquid Assets Portfolio, LLC, 2.44%(b)	150,679,396	150,679,396
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $150,679,396)		150,679,396
SHORT-TERM INVESTMENTS—2.7%
Tri-State Deposit, 2.45%(b)	18,521,524	18,521,524
U.S. Bank Money Market Deposit Account, 2.00%(b)	2,232,436	2,232,436
TOTAL SHORT-TERM INVESTMENTS (Cost $20,753,960)		20,753,960
TOTAL INVESTMENTS—120.4% (Cost $757,012,867)		928,371,422
LIABILITIES IN EXCESS OF OTHER ASSETS—(20.4)%		(157,098,079)
NET ASSETS—100.0%		$771,273,343

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  41

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio Of Investments (continued)

PLC	Public Limited Company
LP	Limited Partnership
CVR	Contingent Value Right
*	Non-income producing.
(a)	All or a portion of the security is on loan. At August 31, 2022, the market value of securities on loan was $145,477,036.
(b)	The rate shown is as of August 31, 2022.
‡	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2022, these securities amounted to $0 or 0.0% of net assets.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

42  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS SMALL CAP VALUE FUND II	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2022 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3		INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Communication Services	$20,329,948	$20,329,948	$—	$—		$—
Consumer Discretionary	112,595,113	112,595,113	—	—		—
Consumer Staples	20,091,392	20,091,392	—	—		—
Energy	62,750,063	62,750,063	—	—		—
Financials	196,236,532	196,236,532	—	—		—
Health Care	57,499,300	57,499,300	—	—		—
Industrials	153,215,551	153,215,551	—	—		—
Information Technology	71,062,957	71,062,957	—	—		—
Materials	48,144,987	48,144,987	—	—		—
Real Estate	13,110,897	13,110,897	—	—		—
Utilities	1,901,326	1,901,326	—	—		—
Rights	—	—	—	—	**	—
Investments Purchased with Proceeds from Securities Lending Collateral	150,679,396	—	—	—		150,679,396
Short-Term Investments	20,753,960	2,232,436	18,521,524	—		—
Total Assets	$928,371,422	$759,170,502	$18,521,524	$—		$150,679,396

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy included to reconcile to the amounts presented in the Portfolio of Investments.
**	Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  43

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
WPG PARTNERS SELECT SMALL CAP VALUE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—91.6%
Consumer Discretionary—11.1%
Barnes & Noble Education, Inc.*	43,504	$111,370
BJ’s Restaurants, Inc.*	17,848	447,628
Carrols Restaurant Group, Inc.	64,047	140,903
Dana, Inc.	15,617	241,595
Goodyear Tire & Rubber Co., (The)*	18,498	259,527
Latham Group, Inc.*	42,853	244,691
Poshmark, Inc., Class A*	49,081	531,057
		1,976,771
Consumer Staples—4.5%
Adecoagro SA	47,966	442,246
TreeHouse Foods, Inc.*	7,901	368,187
		810,433
Energy—8.1%
Green Plains, Inc.*	5,949	217,912
NexTier Oilfield Solutions, Inc.*	58,470	547,864
SM Energy Co.	15,431	680,044
		1,445,820
Financials—14.2%
Axis Capital Holdings Ltd.	11,062	587,945
Blucora, Inc.*	8,366	167,989
EZCORP, Inc., Class A*	30,397	265,974
First Foundation, Inc.	16,453	311,949
NMI Holdings, Inc., Class A*	27,980	574,430
Popular, Inc.	4,741	366,100
Sculptor Capital Management, Inc.	28,166	265,605
		2,539,992
Health Care—6.0%
Apollo Endosurgery, Inc.*	30,862	170,358
Pacira BioSciences, Inc.*	13,014	682,975
Sight Sciences, Inc.*	32,256	224,824
		1,078,157
Industrials—24.0%
Altra Industrial Motion Corp.	21,380	811,371
ICF International, Inc.	3,997	405,935
KBR, Inc.	9,296	448,997
Kirby Corp.*	10,969	735,581
Maxar Technologies, Inc.	29,281	697,766
Spirit AeroSystems Holdings, Inc., Class A	5,856	176,265
Univar Solutions, Inc.*	30,862	778,340
V2X, Inc.*	6,507	225,533
		4,279,788
Information Technology—11.6%
Momentive Global, Inc.*	41,645	295,263
NetScout Systems, Inc.*	11,620	368,819
ON24, Inc.*	44,248	396,462
Rambus, Inc.*	31,884	822,288
SMART Global Holdings, Inc.*	9,668	177,408
		2,060,240
Materials—8.0%
Capstone Copper Corp.*	43,132	96,882
Tronox Holdings PLC, Class A	45,642	667,742
Valvoline, Inc.	18,684	543,144
Venator Materials PLC*	69,625	123,236
		1,431,004
	NUMBER OF SHARES	VALUE
Real Estate—4.1%
Apple Hospitality REIT, Inc.	28,259	$449,601
Equity Commonwealth*	10,438	274,624
		724,225
TOTAL COMMON STOCKS (Cost $17,197,662)		16,346,430
SHORT-TERM INVESTMENTS—9.3%
U.S. Bank Money Market Deposit Account, 2.00%(a)	1,654,756	1,654,756
TOTAL SHORT-TERM INVESTMENTS (Cost $1,654,756)		1,654,756
TOTAL INVESTMENTS—100.9% (Cost $18,852,418)		18,001,186
LIABILITIES IN EXCESS OF OTHER ASSETS—(0.9)%		(156,137)
NET ASSETS—100.0%		$17,845,049

PLC	Public Limited Company
REIT	Real Estate Investment Trust
*	Non-income producing.
(a)	The rate shown is as of August 31, 2022.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

44  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
WPG PARTNERS SELECT SMALL CAP VALUE FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2022 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Consumer Discretionary	$1,976,771	$1,976,771	$—	$—
Consumer Staples	810,433	810,433	—	—
Energy	1,445,820	1,445,820	—	—
Financials	2,539,992	2,539,992	—	—
Health Care	1,078,157	1,078,157	—	—
Industrials	4,279,788	4,279,788	—	—
Information Technology	2,060,240	2,060,240	—	—
Materials	1,431,004	1,431,004	—	—
Real Estate	724,225	724,225	—	—
Short-Term Investments	1,654,756	1,654,756	—	—
Total Assets	$18,001,186	$18,001,186	$—	$—

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  45

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
WPG PARTNERS SMALL/MICRO CAP VALUE FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—96.3%
Communication Services—0.4%
Altice USA, Inc., Class A*	12,013	$120,130
Consumer Discretionary—8.7%
American Axle & Manufacturing Holdings, Inc.*	22,640	234,324
BJ’s Restaurants, Inc.*	11,769	295,166
Century Communities, Inc.(a)	3,099	144,692
Cheesecake Factory Inc., (The)(a)	7,927	242,725
Dana, Inc.	13,848	214,228
Designer Brands, Inc., Class A	16,544	282,241
Goodyear Tire & Rubber Co. (The)*	18,103	253,985
Latham Group, Inc.*	54,059	308,677
Monro Muffler Brake, Inc.	2,887	133,697
Poshmark, Inc., Class A*	27,207	294,380
RealReal, Inc., (The)*	28,359	60,688
Stride, Inc.*(a)	4,485	171,058
Universal Electronics, Inc.*	7,490	166,503
		2,802,364
Consumer Staples—2.9%
Dole PLC	16,379	148,230
Nomad Foods Ltd.*	9,222	163,137
Sovos Brands, Inc.*	15,426	235,555
Spectrum Brands Holdings, Inc.(a)	1,196	75,336
TreeHouse Foods, Inc.*	6,667	310,682
		932,940
Energy—10.4%
Chesapeake Energy Corp.(a)	2,815	282,879
DHT Holdings, Inc.	46,199	360,814
Earthstone Energy, Inc.,Class A*(a)	12,545	190,684
Green Plains, Inc.*	9,052	331,575
Liberty Energy, Inc.*	12,275	184,125
Nabors Industries Ltd.*	1,477	195,717
National Energy Services Reunited Corp.*	25,759	180,828
NexTier Oilfield Solutions, Inc.*	40,398	378,529
Northern Oil and Gas, Inc.(a)	4,928	155,922
Scorpio Tankers, Inc.(a)	9,014	374,983
SM Energy Co.	16,311	718,826
		3,354,882
Financials—19.4%
Ameris Bancorp	7,781	363,217
Axis Capital Holdings Ltd.	9,339	496,368
BankUnited, Inc.(a)	8,208	304,106
Blucora, Inc.*	11,815	237,245
Essent Group Ltd.	13,742	549,543
First BanCorp	5,465	78,150
First Foundation, Inc.	20,671	391,922
First Interstate BancSystem, Inc.,Class A	8,979	361,495
Hanover Insurance Group,Inc., (The)	1,460	188,909
HomeStreet, Inc.	6,264	218,050
Ladder Capital Corp.	26,366	291,608
National Bank Holdings Corp.,Class A	11,064	443,998
Popular, Inc.	8,550	660,231
	NUMBER OF SHARES	VALUE
Financials—(continued)
Premier Financial Corp.	15,331	$414,244
Sculptor Capital Management,Inc.	23,218	218,946
Triumph Bancorp, Inc.*	2,432	150,565
Washington Trust Bancorp, Inc.(a)	6,184	313,096
Webster Financial Corp.	11,987	563,988
		6,245,681
Health Care—3.5%
CareDx, Inc.*	3,677	72,033
Innoviva, Inc.*(a)	19,283	253,764
Lantheus Holdings, Inc.*	1,058	83,370
Pacira BioSciences, Inc.*	10,942	574,236
Tenet Healthcare Corp.*	2,513	141,985
		1,125,388
Industrials—20.2%
ABM Industries, Inc.	6,982	323,965
AerCap Holdings NV*	1,766	77,792
Allison Transmission Holdings,Inc.	4,448	161,284
Altra Industrial Motion Corp.	18,803	713,574
Argan, Inc.	9,949	344,136
Astec Industries, Inc.	3,752	143,251
Beacon Roofing Supply, Inc.*(a)	561	30,805
BrightView Holdings, Inc.*	22,867	231,414
Hillman Solutions Corp.*	13,843	116,143
ICF International, Inc.	4,143	420,763
KBR, Inc.(a)	11,935	576,460
Kirby Corp.*	9,077	608,704
Knight-Swift Transportation Holdings, Inc., Class A(a)	8,768	442,872
Marten Transport Ltd.	7,048	139,621
Matthews International Corp., Class A	6,150	153,811
Maxar Technologies, Inc.	24,610	586,456
Spirit AeroSystems Holdings, Inc., Class A(a)	5,228	157,363
Sun Country Airlines Holdings, Inc.*	12,606	251,112
Tutor Perini Corp.*	35,225	238,826
Univar Solutions, Inc.*	29,097	733,826
XPO Logistics, Inc.*	1,531	80,255
		6,532,433
Information Technology—6.3%
Axcelis Technologies, Inc.*	1,076	72,027
Celestica, Inc.*	16,385	169,093
JFrog Ltd.*(a)	6,040	127,746
Mirion Technologies, Inc.*(a)	22,852	172,990
Momentive Global, Inc.*	36,757	260,607
NetScout Systems, Inc.*	10,448	331,620
Rambus, Inc.*(a)	27,514	709,586
SMART Global Holdings, Inc.*	11,263	206,676
		2,050,345
Materials—12.4%
ATI, Inc.*	7,653	229,054
Capstone Copper Corp.*	70,973	159,417
Carpenter Technology Corp.	5,015	170,360
Chemours Co., (The)	9,676	326,372
Commercial Metals Co.	6,018	243,789
Constellium SE*	11,593	154,419
Livent Corp.*(a)	6,249	201,093

The accompanying notes are an integral part of the financial statements.

46  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
WPG PARTNERS SMALL/MICRO CAP VALUE FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Materials—(continued)
Mativ, Inc.	8,420	$198,880
Mosaic Co., (The)(a)	2,719	146,473
O-I Glass, Inc.*(a)	12,018	156,354
Perimeter Solutions SA*	14,940	145,665
Piedmont Lithium, Inc.*(a)	2,364	144,559
Stelco Holdings, Inc.	9,422	255,036
Summit Materials, Inc., Class A*	4,240	120,501
Tronox Holdings PLC, Class A	33,429	489,066
Valvoline, Inc.	23,057	670,267
Warrior Met Coal, Inc.	5,959	193,965
		4,005,270
Real Estate—6.9%
Apple Hospitality REIT, Inc.	25,017	398,020
Brixmor Property Group, Inc.	28,436	610,805
Equity Commonwealth*(a)	12,382	325,770
Getty Realty Corp.	11,548	347,364
RMR Group, Inc., Class A, (The)	5,418	141,085
UMH Properties, Inc.(a)	23,163	417,861
		2,240,905
Utilities—5.2%
ALLETE, Inc.	5,450	322,531
Avista Corp.	4,717	191,652
Black Hills Corp.(a)	2,429	183,341
Portland General Electric Co.	3,095	159,918
South Jersey Industries, Inc.	11,402	385,958
Southwest Gas Holdings, Inc.(a)	3,271	254,647
Spire, Inc.(a)	2,603	181,924
		1,679,971
TOTAL COMMON STOCKS (Cost $28,343,595)		31,090,309
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—16.6%
Mount Vernon Liquid Assets Portfolio, LLC, 2.44%(b)	5,344,277	5,344,277
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (cost $5,344,277)		5,344,277
	NUMBER OF SHARES	VALUE
SHORT-TERM INVESTMENTS—3.8%
U.S. Bank Money Market Deposit Account, 2.00%(b)	1,213,921	$1,213,921
TOTAL SHORT-TERM INVESTMENTS (Cost $1,213,921)		1,213,921
TOTAL INVESTMENTS—116.7% (Cost $34,901,793)		37,648,507
LIABILITIES IN EXCESS OF OTHER ASSETS—(16.7)%		(5,384,317)
NET ASSETS—100.0%		$32,264,190

PLC	Public Limited Company
*	Non-income producing.
(a)	All or a portion of the security is on loan. At August 31, 2022, the market value of securities on loan was $5,172,762.
(b)	The rate shown is as of August 31, 2022.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  47

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
WPG PARTNERS SMALL/MICRO CAP VALUE FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2022 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE
Common Stock
Communication Services	$120,130	$120,130	$—	$—	$—
Consumer Discretionary	2,802,364	2,802,364	—	—	—
Consumer Staples	932,940	932,940	—	—	—
Energy	3,354,882	3,354,882	—	—	—
Financials	6,245,681	6,245,681	—	—	—
Health Care	1,125,388	1,125,388	—	—	—
Industrials	6,532,433	6,532,433	—	—	—
Information Technology	2,050,345	2,050,345	—	—	—
Materials	4,005,270	4,005,270	—	—	—
Real Estate	2,240,905	2,240,905	—	—	—
Utilities	1,679,971	1,679,971	—	—	—
Investments Purchased with Proceeds from Securities Lending Collateral	5,344,277	—	—	—	5,344,277
Short-Term Investments	1,213,921	1,213,921	—	—	—
Total Assets	$37,648,507	$32,304,230	$—	$—	$5,344,277

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy included to reconcile to the amounts presented in the Portfolio of Investments.

The accompanying notes are an integral part of the financial statements.

48  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS GLOBAL SUSTAINABILITY FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—93.6%
Austria—1.0%
ANDRITZ AG	4,707	$216,788
Finland—1.6%
Metso Outotec Oyj	23,709	185,433
Nordea Bank Abp	18,393	170,537
		355,970
France—6.1%
Airbus Group SE	4,073	399,128
Capgemini SA	893	154,291
Eiffage SA	1,332	117,156
Rexel SA*	28,165	457,457
Sanofi	3,180	259,966
		1,387,998
Germany—7.6%
Brenntag SE	5,018	329,019
Daimler Truck Holding AG*	5,168	132,141
Deutsche Telekom AG	27,234	513,288
Merck KGaA	1,269	217,990
Rheinmetall AG	1,913	303,680
Siemens AG	2,242	227,102
		1,723,220
Japan—3.7%
Asahi Group Holdings Ltd.	8,600	288,343
IHI Corp.	10,800	288,428
Renesas Electronics Corp.*	27,700	262,279
		839,050
Netherlands—3.2%
Aalberts NV	5,677	208,176
ING Groep NV	21,957	192,442
Stellantis NV	24,716	328,960
		729,578
Norway—0.9%
Norsk Hydro ASA	27,680	190,192
South Korea—0.7%
SK Telecom Co., Ltd.	4,034	156,505
Spain—0.5%
Ence Energia y Celulosa SA	32,247	114,146
Sweden—1.7%
Svenska Handelsbanken AB, Class A	46,858	383,775
Switzerland—2.9%
STMicroelectronics NV	7,211	251,306
Swiss Re AG	1,170	90,974
UBS Group AG	19,192	304,130
		646,410
United Kingdom—9.6%
BAE Systems PLC	19,328	174,069
Coca-Cola European Partners PLC	9,299	457,232
Indivior PLC*	16,893	56,794
Informa PLC	33,668	213,005
JD Sports Fashion PLC	77,014	100,736
Liberty Global PLC, Class A*	7,846	158,489
NatWest Group PLC	90,057	256,992
Nomad Foods Ltd.*	2,854	50,487
SSE PLC	13,271	254,308
Tesco PLC	156,310	451,464
		2,173,576
	NUMBER OF SHARES	VALUE
United States—54.1%
AbbVie, Inc.	3,829	$514,847
Alphabet, Inc., Class A*	3,980	430,716
AmerisourceBergen Corp.	1,680	246,221
AMETEK, Inc.	2,805	337,049
Amgen, Inc.	751	180,465
Applied Materials, Inc.	2,768	260,386
AutoZone, Inc.*	199	421,723
Axalta Coating Systems Ltd.*	13,621	350,741
Booking Holdings, Inc.*	112	210,091
Cigna Corp.	2,586	733,002
Cisco Systems, Inc.	7,312	326,993
Concentrix Corp.	1,523	191,563
Corteva, Inc.	5,105	313,600
Crown Holdings, Inc.	3,002	271,951
CVS Health Corp.	5,889	578,005
Dollar General Corp.	642	152,424
Elevance Health, Inc.	658	319,202
FMC Corp.	600	64,848
Global Payments, Inc.	476	59,134
Goldman Sachs Group, Inc., (The)	217	72,189
Halliburton Co.	14,111	425,164
Humana, Inc.	1,127	542,966
Huntington Bancshares, Inc.	15,610	209,174
Johnson & Johnson	4,263	687,792
JPMorgan Chase & Co.	2,586	294,106
KeyCorp	5,492	97,153
McKesson Corp.	256	93,952
Medtronic PLC	2,726	239,670
Microchip Technology, Inc.	4,522	295,061
Microsoft Corp.	1,258	328,929
NortonLifeLock, Inc.	14,110	318,745
Oracle Corp.	1,754	130,059
Pioneer Natural Resources Co.	1,474	373,246
Qorvo, Inc.*	990	88,882
Schlumberger Ltd.	10,903	415,949
Science Applications International Corp.	1,231	112,107
Synchrony Financial	3,623	118,653
TE Connectivity Ltd.	1,833	231,343
UnitedHealth Group, Inc.	638	331,333
US Foods Holding Corp.*	8,783	268,935
Wells Fargo & Co.	7,011	306,451
Zimmer Biomet Holdings, Inc.	2,886	306,840
		12,251,660
TOTAL COMMON STOCKS (Cost $23,707,669)		21,168,868
SHORT-TERM INVESTMENTS—6.6%
U.S. Bank Money Market Deposit Account, 2.00%(a)	1,505,350	1,505,350
TOTAL SHORT-TERM INVESTMENTS (Cost $1,505,350)		1,505,350
TOTAL INVESTMENTS—100.2% (Cost $25,213,019)		22,674,218
LIABILITIES IN EXCESS OF OTHER ASSETS—(0.2)%		(34,369)
NET ASSETS—100.0%		$22,639,849

PLC	Public Limited Company
*	Non-income producing.
(a)	The rate shown is as of August 31, 2022.

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  49

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS GLOBAL SUSTAINABILITY FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2022 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Austria	$216,788	$—	$216,788	$—
Finland	355,970	—	355,970	—
France	1,387,998	—	1,387,998	—
Germany	1,723,220	—	1,723,220	—
Japan	839,050	—	839,050	—
Netherlands	729,578	—	729,578	—
Norway	190,192	—	190,192	—
South Korea	156,505	—	156,505	—
Spain	114,146	—	114,146	—
Sweden	383,775	—	383,775	—
Switzerland	646,410	—	646,410	—
United Kingdom	2,173,576	723,002	1,450,574	—
United States	12,251,660	12,251,660	—	—
Short-Term Investments	1,505,350	1,505,350	—	—
Total Assets	$22,674,218	$14,480,012	$8,194,206	$—

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy to the amounts presented in the Portfolio of Investments

The accompanying notes are an integral part of the financial statements.

50  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—96.3%
Bermuda—1.8%
Everest Re Group Ltd.	11,191	$3,010,938
Canada—1.8%
Cenovus Energy, Inc.	168,786	3,166,625
Finland—1.2%
Metso Outotec Oyj	96,917	758,005
Nordea Bank Abp	145,977	1,353,477
		2,111,482
France—8.3%
Airbus Group SE	19,732	1,933,609
Capgemini SE	8,523	1,472,593
Cie de Saint-Gobain	16,133	649,804
Eiffage SA	24,701	2,172,585
Rexel SA*	130,801	2,124,474
Sanofi	39,864	3,258,890
TotalEnergies SE	50,345	2,548,964
		14,160,919
Germany—6.6%
Brenntag SE	15,899	1,042,462
Deutsche Post AG	20,696	755,389
Deutsche Telekom AG	157,460	2,967,699
Merck KGaA	11,939	2,050,890
Rheinmetall AG	13,640	2,165,291
Siemens AG	23,427	2,373,027
		11,354,758
Greece—0.4%
Hellenic Telecommunications Organization SA	38,832	617,775
Ireland—2.2%
CRH PLC	57,427	2,109,747
Flutter Entertainment PLC*	12,714	1,583,381
		3,693,128
Italy—0.5%
Enel SpA	202,295	950,603
Japan—3.7%
Asahi Group Holdings Ltd.	60,600	2,031,812
Fuji Corp.	39,000	567,277
Hitachi Ltd.	17,900	894,321
Honda Motor Co., Ltd.	35,700	950,415
Renesas Electronics Corp.*	203,300	1,924,956
		6,368,781
Netherlands—3.3%
Aalberts NV	25,560	937,289
ING Groep NV	156,363	1,370,440
NXP Semiconductors NV	3,825	629,518
Stellantis NV	200,608	2,670,010
		5,607,257
Norway—0.8%
Norsk Hydro ASA	198,254	1,362,224
Singapore—1.1%
United Overseas Bank Ltd.	94,900	1,850,498
South Korea—1.0%
KB Financial Group, Inc.	27,033	992,354
SK Telecom Co., Ltd.	20,559	797,614
		1,789,968
	NUMBER OF SHARES	VALUE
Sweden—1.5%
Loomis AB	36,195	$977,755
Svenska Handelsbanken AB, Class A	202,369	1,657,437
		2,635,192
Switzerland—3.8%
Glencore PLC	598,050	3,269,864
Novartis AG	22,800	1,844,248
STMicroelectronics NV	39,319	1,370,281
		6,484,393
United Kingdom—7.9%
AstraZeneca PLC	11,065	1,368,652
Coca-Cola Europacific Partners PLC(a)	46,661	2,294,321
IMI PLC	84,603	1,125,240
Inchcape PLC	129,379	1,136,094
JD Sports Fashion PLC	847,840	1,108,998
NatWest Group PLC	447,068	1,275,780
SSE PLC	108,610	2,081,257
Tesco PLC	773,498	2,234,064
WH Smith PLC*	53,020	878,898
		13,503,304
United States—50.4%
AbbVie, Inc.(a)	24,984	3,359,349
Amgen, Inc.	11,474	2,757,202
Applied Materials, Inc.	6,947	653,504
AutoZone, Inc.*	513	1,087,155
Axalta Coating Systems Ltd.*	30,780	792,585
Cabot Corp.(a)	8,749	629,666
Centene Corp.*	31,627	2,838,207
Charter Communications, Inc., Class A*(a)	1,557	642,465
Chubb Ltd.	11,178	2,113,201
Cigna Corp.	13,292	3,767,617
Cisco Systems, Inc.	33,641	1,504,426
Concentrix Corp.	15,832	1,991,349
CVS Health Corp.	37,950	3,724,792
Devon Energy Corp.	18,789	1,326,879
Diamondback Energy, Inc.	18,815	2,507,663
Discover Financial Services	14,020	1,408,870
DuPont de Nemours, Inc.	15,433	858,692
Eagle Materials, Inc.	5,783	691,762
Elevance Health, Inc.	5,614	2,723,408
Fidelity National Information Services, Inc.	10,730	980,400
Fifth Third Bancorp	21,656	739,552
FleetCor Technologies, Inc.*	7,446	1,582,498
Global Payments, Inc.	8,359	1,038,439
Goldman Sachs Group, Inc., (The)	6,027	2,005,002
Halliburton Co.(a)	46,967	1,415,116
HCA Healthcare, Inc.	10,114	2,001,257
Humana, Inc.	4,352	2,096,707
Huntington Bancshares, Inc.(a)	66,419	890,015
Johnson & Johnson	15,790	2,547,559
JPMorgan Chase & Co.	12,941	1,471,780
KeyCorp	53,044	938,348
Leidos Holdings, Inc.	8,819	838,246

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  51

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—(continued)
LKQ Corp.	26,235	$1,396,227
Marathon Petroleum Corp.	20,483	2,063,662
McKesson Corp.	6,397	2,347,699
Medtronic PLC	8,858	778,795
Nexstar Media Group, Inc., Class A(a)	21,011	4,019,825
NortonLifeLock, Inc.	92,788	2,096,081
Olin Corp.	29,214	1,596,837
Oracle Corp.	32,511	2,410,691
Owens Corning	665	54,350
Pioneer Natural Resources Co.(a)	7,779	1,969,798
QUALCOMM, Inc.	6,188	818,487
Schlumberger Ltd.(a)	63,922	2,438,624
Science Applications International Corp.	15,798	1,438,724
TE Connectivity Ltd.	10,049	1,268,284
Textron, Inc.	17,680	1,102,878
T-Mobile US, Inc.*(a)	13,648	1,964,766
United Rentals, Inc.*	2,223	649,205
UnitedHealth Group, Inc.	4,883	2,535,888
Valvoline, Inc.	26,270	763,669
Zimmer Biomet Holdings, Inc.	7,333	779,645
		86,417,846
TOTAL COMMON STOCKS (Cost $147,969,161)		165,085,691
	NUMBER OF SHARES	VALUE
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—8.3%
Mount Vernon Liquid Assets Portfolio, LLC, 2.44%(b)	14,200,918	$14,200,918
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $14,200,918)		14,200,918
SHORT-TERM INVESTMENTS—3.0%
Tri-State Deposit, 2.45%(b)	2,500,736	2,500,737
U.S. Bank Money Market Deposit Account, 2.00%(b)	2,563,349	2,563,349
TOTAL SHORT-TERM INVESTMENTS (Cost $5,064,086)		5,064,086
TOTAL INVESTMENTS—107.6% (Cost $167,234,165)		184,350,695
LIABILITIES IN EXCESS OF OTHER ASSETS—(7.6)%		(12,943,731)
NET ASSETS—100.0%		$171,406,964

PLC	Public Limited Company
*	Non-income producing.
(a)	All or a portion of the security is on loan. At August 31, 2022, the market value of securities on loan was $13,862,258.
(b)	The rate shown is as of August 31, 2022.

The accompanying notes are an integral part of the financial statements.

52  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS GLOBAL EQUITY FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2022 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Bermuda	$3,010,938	$3,010,938	$—	$—	$—
Canada	3,166,625	3,166,625	—	—	—
Finland	2,111,482	—	2,111,482	—	—
France	14,160,919	—	14,160,919	—	—
Germany	11,354,758	—	11,354,758	—	—
Greece	617,775	—	617,775	—	—
Ireland	3,693,128	—	3,693,128	—	—
Italy	950,603	—	950,603	—	—
Japan	6,368,781	—	6,368,781	—	—
Netherlands	5,607,257	629,518	4,977,739	—	—
Norway	1,362,224	—	1,362,224	—	—
Singapore	1,850,498	—	1,850,498	—	—
South Korea	1,789,968	—	1,789,968	—	—
Sweden	2,635,192	—	2,635,192	—	—
Switzerland	6,484,393	—	6,484,393	—	—
United Kingdom	13,503,304	2,294,321	11,208,983	—	—
United States	86,417,846	86,417,846	—	—	—
Investments Purchased with Proceeds from Securities Lending Collateral	14,200,918	—	—	—	14,200,918
Short-Term Investments	5,064,086	2,563,349	2,500,737	—	—
Total Assets	$184,350,695	$98,082,597	$72,067,180	$—	$14,200,918

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy to the amounts presented in the Portfolio of Investments.

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  53

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS—87.4%
Austria—0.5%
Erste Group Bank AG	1,695	$38,117
Raiffeisen Bank International AG*	4,738	59,830
		97,947
Brazil—8.9%
Banco do Brasil SA	67,100	538,745
Cielo SA	465,000	492,494
Eletromidia SA*	129,376	258,633
Localiza Rent a Car SA*	20,801	243,941
Sendas Distribuidora SA	104,400	368,242
		1,902,055
Canada—0.2%
Parex Resources, Inc.	2,523	40,361
Chile—0.9%
Banco Santander Chile - SP ADR	11,633	186,593
China—26.0%
Agricultural Bank of China Ltd., Class H	72,000	23,527
Alibaba Group Holding Ltd.*	18,900	225,487
Alibaba Group Holding Ltd. - SP ADR*	3,492	333,172
Bank of Chengdu Co., Ltd., Class A	162,800	369,458
Chacha Food Co., Ltd., Class A	13,500	92,482
Chengdu Wintrue Holding Co., Ltd., Class A	26,300	54,139
China Construction Bank Corp., Class H	37,000	22,873
China State Construction Engineering Corp., Ltd., Class A	526,300	391,627
Fufeng Group Ltd.	356,000	200,040
Greentown China Holdings Ltd.	42,000	79,245
Hangzhou Tigermed Consulting Co., Ltd., Class H	20,600	203,958
Industrial & Commercial Bank of China Ltd., Class H	46,000	23,370
JD.com, Inc., Class A	305	9,647
JD.com, Inc. - ADR	1,063	67,490
Jiangsu Changshu Rural Commercial Bank Co., Ltd., Class A	236,500	267,130
Kweichow Moutai Co., Ltd., Class A	1,200	334,236
NetEase, Inc. - ADR	6,936	613,905
Pharmaron Beijing Co., Ltd., Class H	6,250	41,342
Rianlon Corp., Class A	24,100	181,537
Shandong Hi-Speed Road & Bridge Co., Ltd., Class A	206,100	270,347
Shanghai International Port Group Co., Ltd., Class A	49,100	38,426
Tangshan Port Group Co., Ltd., Class A	549,700	208,463
Tencent Holdings Ltd.	4,200	173,589
Xiamen Xiangyu Co., Ltd., Class A	64,200	84,656
Yangtze Optical Fibre and Cable Joint Stock Ltd., Co., Class H	308,000	697,208
YTO Express Group Co., Ltd., Class A	92,097	261,809
YTO Express Group Co., Ltd., Class A	55,900	158,910
	NUMBER OF SHARES	VALUE
China—(continued)
Yunnan Botanee Bio-Technology Group Co., Ltd., Class A	5,900	$159,166
		5,587,239
France—0.4%
TotalEnergies SE	1,665	84,299
Greece—0.4%
JUMBO SA	5,689	81,329
Hong Kong—2.4%
WH Group Ltd.	760,500	518,146
Hungary—0.3%
MOL Hungarian Oil & Gas PLC	4,410	30,386
Richter Gedeon Nyrt	1,503	30,304
		60,690
India—2.7%
Bharti Airtel Ltd.	12,294	111,365
Bharti Airtel Ltd.	1,797	7,742
Power Grid Corp. of India Ltd.	18,230	52,194
Reliance Industries Ltd.	1,638	53,661
Reliance Industries Ltd. - SP GDR	5,185	344,276
		569,238
Indonesia—4.1%
Bank Mandiri Persero Tbk PT	805,300	479,222
Indofood CBP Sukses Makmur Tbk PT	375,300	210,054
Indofood Sukses Makmur Tbk PT	330,200	138,524
Telkom Indonesia Persero Tbk PT - ADR	1,747	52,532
		880,332
Israel—0.8%
Mizrahi Tefahot Bank Ltd.	4,353	177,039
Malaysia—2.5%
Petronas Chemicals Group Bhd	146,200	286,767
RHB Bank Bhd	202,441	258,675
		545,442
Mexico—6.4%
Alpek SAB de CV	127,500	175,240
Arca Continental SAB de CV	22,900	154,997
Grupo Aeroportuario del Centro Norte SAB de CV - ADR	4,279	223,663
Grupo Aeroportuario del Pacifico SAB de CV - ADR	3,587	511,399
Grupo Bimbo SAB de CV, Class A	35,400	119,256
Grupo Comercial Chedraui SA de CV	57,200	162,317
Industrias Bachoco SAB de CV, Class B	8,588	33,949
		1,380,821
Russia—0.0%
Fix Price Group Ltd. - GDR†	5,934	0
HeadHunter Group PLC - ADR†	3,106	0
Magnit PJSC - SP GDR†	2,995	0
Sberbank of Russia PJSC - SP ADR*†	9,522	0
		0
Singapore—1.0%
DBS Group Holdings Ltd.	5,056	117,721
Golden Agri-Resources Ltd.	532,500	106,750
		224,471

The accompanying notes are an integral part of the financial statements.

54  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	AUGUST 31, 2022
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
South Africa—1.8%
Airtel Africa PLC	94,468	$145,028
Life Healthcare Group Holdings Ltd.	28,783	33,727
Pick n Pay Stores Ltd.	13,249	47,810
Sappi Ltd.*	12,760	34,013
Shoprite Holdings Ltd.	9,831	133,309
		393,887
South Korea—11.4%
GS Holdings Corp.	10,436	358,289
Hana Financial Group, Inc.	837	24,396
Hite Jinro Co., Ltd.	4,684	106,323
JB Financial Group Co., Ltd.	30,036	169,693
JYP Entertainment Corp.	2,125	96,206
KB Financial Group, Inc.	790	29,000
KT Corp. - SP ADR	33,869	464,683
Orion Corp.	3,344	244,963
Osstem Implant Co., Ltd.	3,843	367,953
SK Hynix, Inc.	2,992	210,361
Woori Financial Group, Inc.	42,495	384,407
		2,456,274
Taiwan—10.6%
Accton Technology Corp.	50,000	460,430
Asia Vital Components Co., Ltd.	6,000	21,135
Compeq Manufacturing Co., Ltd.	213,000	365,254
Hiwin Technologies Corp.	19,580	132,155
Lotes Co., Ltd.	9,115	216,100
Nanya Technology Corp.	517,000	897,921
Pegavision Corp.	8,000	110,699
SinoPac Financial Holdings Co., Ltd.	75,550	42,830
Wiwynn Corp.	1,000	25,034
		2,271,558
Thailand—5.1%
AP Thailand PCL - NVDR	1,150,700	315,070
Indorama Ventures PCL	52,800	62,629
Kiatnakin Phatra Bank PCL - NVDR	194,200	385,467
Supalai PCL - NVDR	445,600	238,160
Thanachart Capital PCL	94,500	104,964
		1,106,290
United States—1.0%
Micron Technology, Inc.	3,358	189,828
SMART Global Holdings, Inc.*	1,850	33,947
		223,775
TOTAL COMMON STOCKS (Cost $19,900,125)		18,787,786
	NUMBER OF SHARES	VALUE
PREFERRED STOCKS—1.2%
Brazil—1.0%
Itau Unibanco Holding SA, Class H - SP ADR 3.075%	46,200	$228,228
South Korea—0.2%
Samsung Electronics Co., Ltd. 2.637%	1,003	40,574
TOTAL PREFERRED STOCKS (Cost $274,425)		268,802
EXCHANGE TRADED FUNDS—0.2%
Thailand—0.2%
Jasmine Broadband Internet Infrastructure Fund	236,600	57,751
TOTAL EXCHANGE TRADED FUNDS (Cost $81,570)		57,751
SHORT-TERM INVESTMENTS—8.6%
Tri-State Deposit, 2.45%(a)	1,000,341	1,000,341
U.S. Bank Money Market Deposit Account, 2.00%(a)	838,598	838,598
TOTAL SHORT-TERM INVESTMENTS (Cost $1,838,939)		1,838,939
TOTAL INVESTMENTS—97.4% (Cost $22,095,059)		20,953,278
OTHER ASSETS IN EXCESS OF LIABILITIES—2.6%		550,737
NET ASSETS—100.0%		$21,504,015

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt
SP GDR	Sponsored Global Depositary Receipt
GDR	Global Depositary Receipt
*	Non-income producing.
(a)	The rate shown is as of August 31, 2022.
†	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2022, these securities amounted to $0 or 0.0% of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  55

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2022, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
China
Jiangsu Phoenix Publishing & Media Group Co., Ltd., Class A	Goldman Sachs	09/16/2025	2.33%	Monthly	94,800	$117,160	$25,509
Meihua Holdings Group Co., Class A	Goldman Sachs	09/16/2025	2.33	Monthly	338,700	514,392	(45,194)
Netdragon Websoft Holdings Ltd.	Goldman Sachs	09/18/2025	1.90	Monthly	47,000	102,399	8,539
Zhejiang Entive Smart Kitchen Appliance Co., Ltd., Class A	Goldman Sachs	09/16/2025	2.33	Monthly	6,900	53,797	(8,284)
						787,748	(19,430)
Portugal
Jeronimo Martins SGPS SA	Goldman Sachs	09/18/2025	-0.08	Monthly	13,351	296,519	(4,042)
Russia
Detsky Mir PJSC	Goldman Sachs	09/18/2025	2.33	Monthly	117,900	—	(175,193)
Saudi Arabia
Al Rajhi Bank	Goldman Sachs	09/16/2025	2.33	Monthly	5,354	128,473	2,819
Taiwan
Taiwan Semiconductor Manufacturing Co., Ltd.	Goldman Sachs	09/18/2025	2.33	Monthly	3,000	49,774	(2,791)
Total Long						1,262,514	(198,637)
Net unrealized gain/(loss) on Contracts For Difference							$(198,637)

The accompanying notes are an integral part of the financial statements.

56  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS EMERGING MARKETS FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2022 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Austria	$97,947	$—	$97,947	$—
Brazil	1,902,055	1,902,055	—	—
Canada	40,361	40,361	—	—
Chile	186,593	186,593	—	—
China	5,587,239	1,014,567	4,572,672	—
France	84,299	—	84,299	—
Greece	81,329	—	81,329	—
Hong Kong	518,146	—	518,146	—
Hungary	60,690	—	60,690	—
India	569,238	—	569,238	—
Indonesia	880,332	52,532	827,800	—
Israel	177,039	—	177,039	—
Malaysia	545,442	—	545,442	—
Mexico	1,380,821	1,380,821	—	—
Russia	—	—	—	— *
Singapore	224,471	—	224,471	—
South Africa	393,887	47,810	346,077	—
South Korea	2,456,274	464,683	1,991,591	—
Taiwan	2,271,558	—	2,271,558	—
Thailand	1,106,290	—	1,106,290	—
United States	223,775	223,775	—	—
Preferred Stock
Brazil	228,228	228,228	—	—
South Korea	40,574	—	40,574	—
Exchange Traded Funds
Thailand	57,751	57,751	—	—
Short-Term Investments	1,838,939	838,598	1,000,341	—
Contracts For Difference
Equity Contracts	36,867	36,867	—	—
Total Assets	$20,990,145	$6,474,641	$14,515,504	$—

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Contracts For Difference
Equity Contracts	$(235,504)	$(60,311)	$—	$(175,193)
Total Liabilities	$(235,504)	$(60,311)	$—	$(175,193)

*	Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  57

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—110.5%
COMMON STOCKS—88.4%
Communication Services—4.5%
Alphabet, Inc., Class A*	1,200	$129,864
Baidu, Inc. - SP ADR*(a)	6,410	922,848
Cinemark Holdings, Inc.*(a)	18,193	256,157
Entravision Communications Corp., Class A†	201,925	1,025,779
Meta Platforms, Inc., Class A*	4,176	680,396
		3,015,044
Consumer Discretionary—11.8%
Arcos Dorados Holdings, Inc., Class A	104,757	764,725
AutoZone, Inc.*	240	508,610
Bowlero Corp.*(a)	52,616	621,921
Carriage Services, Inc.(a)†	16,151	571,907
Carter’s, Inc.(a)	6,237	460,602
Global Business Travel Group I, Class A*(a)	31,614	232,995
Hooker Furnishings Corp.	11,062	175,554
JD.com, Inc. - ADR	9,902	628,678
Las Vegas Sands Corp.*(a)	4,683	176,221
LKQ Corp.†	11,473	610,593
Perdoceo Education Corp.*	37,864	438,465
Skechers U.S.A., Inc., Class A*†	7,711	291,476
Stellantis NV(a)	17,587	235,666
Stride, Inc.*(a)†	55,382	2,112,270
		7,829,683
Consumer Staples—1.3%
Coca-Cola European Partners PLC(a)	6,750	331,898
Medifast, Inc.	1,696	212,814
Vector Group Ltd.	32,989	323,292
		868,004
Energy—6.1%
BP PLC - SP ADR	16,690	514,720
Canadian Natural Resources Ltd.	23,738	1,301,080
Devon Energy Corp.#	4,357	307,691
Marathon Petroleum Corp.†	12,948	1,304,511
Schlumberger Ltd.(a)	9,808	374,175
World Fuel Services Corp.	10,641	274,538
		4,076,715
Financials—14.9%
American International Group, Inc.†	9,415	487,226
Bank of America Corp.†	10,755	361,476
Bank OZK†	11,158	452,234
BGC Partners, Inc., Class A†	181,337	728,975
Charles Schwab Corp., (The)	7,631	541,419
Citigroup, Inc.†	11,556	564,048
Crawford & Co., Class A(a)	31,097	189,070
Evercore, Inc., Class A(a)	2,746	257,273
Fairfax Financial Holdings Ltd.	1,608	802,199
FirstCash Holdings, Inc.	4,031	314,257
Jefferies Financial Group, Inc.†	25,111	805,812
KB Financial Group, Inc. - ADR(a)	12,212	446,715
Morgan Stanley†	5,002	426,270
PCB Bancorp	19,078	358,285
Prudential Financial, Inc.(a)	2,812	269,249
Reinsurance Group of America, Inc.	3,406	426,976
Silvercrest Asset Management Group, Inc., Class A	12,822	229,129
	NUMBER OF SHARES	VALUE
Financials—(continued)
Stifel Financial Corp.(a)†	15,508	$919,779
SVB Financial Group*(a)	1,099	446,765
Universal Insurance Holdings, Inc.†	25,637	306,106
Wells Fargo & Co.	2,307	100,839
Western Alliance Bancorp(a)†	6,258	480,114
		9,914,216
Health Care—20.7%
AdaptHealth Corp.*(a)	19,118	343,550
Amgen, Inc.†	5,622	1,350,967
Catalyst Pharmaceuticals, Inc.*	52,102	705,461
Centene Corp.*	4,990	447,803
Cigna Corp.(a)†	3,966	1,124,163
CVS Health Corp.†	11,855	1,163,568
Elevance Health, Inc.†	2,466	1,196,281
Hanger, Inc.*	21,295	396,726
Harrow Health, Inc.*†	41,358	371,808
HCA Healthcare, Inc.	3,653	722,819
Henry Schein, Inc.*	7,707	565,771
Inmode Ltd.*(a)	10,890	347,827
Jazz Pharmaceuticals PLC*	2,096	325,341
Johnson & Johnson†	5,759	929,157
Medtronic PLC†	7,531	662,125
Merck & Co., Inc.	7,708	657,955
Novartis AG - SP ADR†	9,957	801,738
Quipt Home Medical Corp.*	52,834	256,245
Syneos Health, Inc.*	2,705	162,598
UnitedHealth Group, Inc.#†	1,288	668,897
Universal Health Services, Inc., Class B(a)†	5,899	577,158
		13,777,958
Industrials—9.8%
Acuity Brands, Inc.	1,739	285,075
AerCap Holdings NV*†	4,965	218,708
Barrett Business Services, Inc.†	8,886	716,567
Builders FirstSource, Inc.*†#	9,259	542,670
CACI International, Inc., Class A*	1,621	455,290
Euroseas Ltd.	13,966	327,363
Forward Air Corp.	2,988	289,956
Galliford Try Holdings PLC	108,600	198,727
Gibraltar Industries, Inc.*(a)	5,212	218,122
Global Industrial Co.	8,127	244,460
Graham Corp.†	16,094	153,376
Heidrick & Struggles International, Inc.†	4,981	141,759
Kelly Services, Inc., Class A†	12,993	209,317
Korn/Ferry International	4,164	253,671
L B Foster Co., Class A*	15,860	207,766
Lockheed Martin Corp.	1,119	470,103
Quanta Services, Inc.†	3,477	491,300
Ryanair Holdings PLC - SP ADR*	3,896	283,278
UFP Industries, Inc.	6,031	478,801
V2X, Inc.*	9,022	312,703
		6,499,012
Information Technology—14.4%
Applied Materials, Inc.	278	26,151
Arrow Electronics, Inc.*	3,249	340,528
Box, Inc., Class A*(a)	10,075	259,431
Capgemini SE - ADR†	6,678	231,393
Check Point Software Technologies Ltd.*	6,286	755,829

The accompanying notes are an integral part of the financial statements.

58  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Information Technology—(continued)
Cisco Systems, Inc.	12,987	$580,779
Cognizant Technology Solutions Corp., Class A†	8,669	547,621
Concentrix Corp.†	6,489	816,186
Dolby Laboratories, Inc., Class A†	2,812	205,951
Dropbox, Inc., Class A*(a)	14,497	310,091
EVERTEC, Inc.†	12,810	430,416
Fabrinet*†	2,303	236,841
FleetCor Technologies, Inc.*	1,976	419,959
Genpact Ltd.	8,537	401,068
Global Payments, Inc.	3,506	435,550
Hackett Group, Inc., (The)†	25,552	524,583
InterDigital, Inc.(a)	11,482	575,937
Nano Dimension Ltd. - ADR*(a)	51,553	153,112
Open Text Corp.†	9,984	314,296
Oracle Corp.†	7,256	538,032
Perficient, Inc.*	1,911	149,249
Qorvo, Inc.*	1,955	175,520
TD SYNNEX Corp.†	2,352	226,451
Telefonaktiebolaget LM Ericsson - SP ADR(a)†	87,021	646,566
Zebra Technologies Corp., Class A*†	833	251,266
		9,552,806
Materials—2.6%
Barrick Gold Corp.	12,487	185,432
Berry Global Group, Inc.*†	10,588	575,246
Ferroglobe PLC*	53,997	377,979
POSCO Holdings, Inc. - SP ADR(a)	3,626	170,495
Rio Tinto PLC - SP ADR(a)†	3,379	190,204
Ternium SA - SP ADR†	6,625	204,116
		1,703,472
Real Estate—2.3%
Jones Lang LaSalle, Inc.(a)	1,746	302,058
Newmark Group, Inc., Class A(a)†	98,307	1,007,647
Simon Property Group, Inc.	2,290	233,534
		1,543,239
TOTAL COMMON STOCKS (Cost $42,936,118)		58,780,149
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL—12.9%
Mount Vernon Liquid Assets Portfolio, LLC, 2.44%(b)	8,554,091	8,554,091
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL (Cost $8,554,091)		8,554,091
SHORT-TERM INVESTMENTS—9.2%
MSILF ESG Money Market Portfolio, 2.35%(b)	13,035	13,035
U.S. Bank Money Market Deposit Account, 2.00%(b)	6,069,817	6,069,817
TOTAL SHORT-TERM INVESTMENTS (Cost $6,082,852)		6,082,852
TOTAL LONG POSITIONS—110.5% (Cost $57,573,061)		73,417,092
	NUMBER OF SHARES	VALUE
SECURITIES SOLD SHORT—(14.1%)
COMMON STOCKS—(14.1%)
Communication Services—(1.3%)
AMC Entertainment Holdings, Inc., Class A*	(23,293)	$(212,432)
Consolidated Communications Holdings, Inc.*	(41,705)	(239,387)
CTC Communications Group, Inc.*‡	(98,900)	0
Netflix, Inc.*	(1,750)	(391,230)
		(843,049)
Consumer Discretionary—(4.0%)
Allbirds, Inc., Class A*	(10,005)	(41,121)
Brunswick Corp.	(3,037)	(226,894)
DoorDash, Inc., Class A*	(1,188)	(71,161)
Fiverr International Ltd.*	(1,620)	(56,020)
Krispy Kreme, Inc.	(16,811)	(197,529)
Mister Car Wash, Inc.*	(16,994)	(168,410)
Papa John’s International, Inc.	(1,885)	(152,365)
Planet Fitness, Inc., Class A*	(10,260)	(695,115)
Portillo’s, Inc., Class A*	(1,429)	(31,467)
Qsound Labs, Inc.*‡	(4,440)	0
Sonos, Inc.*	(8,307)	(124,937)
Tesla, Inc.*	(2,454)	(676,347)
Warby Parker, Inc., Class A*	(7,288)	(91,610)
YETI Holdings, Inc.*	(3,182)	(117,384)
		(2,650,360)
Consumer Staples—(0.5%)
Amish Naturals, Inc.*‡	(25,959)	0
Beyond Meat, Inc.*	(2,097)	(51,167)
Oatly Group AB - ADR*	(49,265)	(159,126)
Tattooed Chef, Inc.*	(13,542)	(90,189)
		(300,482)
Energy—(0.0%)
Beard Co.*	(9,710)	(1)
Financials—(0.1%)
P10, Inc., Class A	(6,749)	(84,228)
Health Care—(1.1%)
10X Genomics, Inc., Class A*	(2,737)	(90,294)
Beam Therapeutics, Inc.*	(2,414)	(131,804)
BodyTel Scientific, Inc.*‡	(4,840)	(1)
CareView Communications, Inc.*	(174,320)	(6,554)
Cassava Sciences, Inc.*	(4,092)	(105,287)
Oak Street Health, Inc.*	(8,049)	(210,884)
Ocugen, Inc.*	(27,180)	(70,124)
Oxford Nanopore Technologies PLC*	(28,110)	(89,219)
		(704,167)
Industrials—(1.0%)
Corporate Resource Services, Inc.*	(218,896)	(219)
Custom Truck One Source, Inc.*	(29,222)	(192,281)
DynaMotive Energy Systems Corp.*‡	(72,185)	(7)
Ener1, Inc.*‡	(102,820)	(10)
Omega Flex, Inc.	(2,655)	(268,208)
Sunrun, Inc.*	(6,063)	(200,261)
Valence Technology, Inc.*‡	(27,585)	(3)
		(660,989)

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  59

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Information Technology—(5.7%)
Affirm Holdings, Inc.*	(6,915)	$(162,019)
ANTs software, Inc.*‡	(10,334)	(1)
Appfolio, Inc., Class A*	(1,926)	(195,258)
authID, Inc.*	(22,335)	(55,838)
Bill.com Holdings, Inc.*	(1,632)	(264,188)
Ceridian HCM Holding, Inc.*	(3,844)	(229,256)
Confluent, Inc., Class A*	(4,112)	(112,504)
Consygen, Inc.*‡	(200)	0
Coupa Software, Inc.*	(1,874)	(109,442)
Crowdstrike Holdings, Inc., Class A*	(1,008)	(184,071)
Fastly, Inc., Class A*	(3,932)	(36,764)
Guidewire Software, Inc.*	(2,292)	(164,359)
Interliant, Inc.*‡	(600)	0
Marathon Digital Holdings, Inc.*	(6,756)	(80,059)
Matterport, Inc.*	(20,330)	(93,721)
MicroVision, Inc.*	(22,383)	(108,334)
MongoDB, Inc.*	(822)	(265,391)
Nestor, Inc.*‡	(15,200)	(2)
Okta, Inc.*	(1,891)	(172,837)
Procore Technologies, Inc.*	(3,386)	(184,876)
Rapid7, Inc.*	(4,382)	(251,965)
Riot Blockchain, Inc.*	(13,167)	(94,407)
SentinelOne, Inc., Class A*	(2,894)	(79,035)
Tiger Telematics, Inc.*‡	(6,510)	0
Uni-Pixel, Inc.*	(19,665)	(2)
Wolfspeed, Inc.*	(6,845)	(776,702)
Worldgate Communications, Inc.*‡	(582,655)	(58)
XRiver Corp.*‡	(34,156)	0
Zscaler, Inc.*	(1,050)	(167,202)
		(3,788,291)
Materials—(0.2%)
Mountain Province Diamonds, Inc.*	(4,735)	(1,947)
PureCycle Technologies, Inc.*	(17,361)	(158,506)
		(160,453)
Real Estate—(0.2%)
WeWork, Inc., Class A*	(36,092)	(147,977)
TOTAL COMMON STOCKS (Proceeds $(20,447,465))		(9,339,997)
TOTAL SECURITIES SOLD SHORT—(14.1%) (Proceeds $(20,447,465))		(9,339,997)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT
OPTIONS WRITTEN ††—(0.1%)
Call Options Written—(0.1%)
Builders FirstSource, Inc.
Expiration: 06/16/2023, Exercise Price: 75.00	(77)	(451,297)	(39,655)
UnitedHealth Group, Inc.
Expiration: 01/20/2023, Exercise Price: 560.00	(11)	(571,263)	(21,923)
TOTAL CALL OPTIONS WRITTEN (Premiums received $(149,358))			(61,578)
NUMBER OF CONTRACTS		NOTIONAL AMOUNT	VALUE
Put Options Written—(0.0%)
Devon Energy Corp.
Expiration: 01/20/2023, Exercise Price: 55.00	(56)	(395,472)	$(21,280)
TOTAL PUT OPTIONS WRITTEN (Premiums received $(52,696))			(21,280)
TOTAL OPTIONS WRITTEN (Premiums received $(202,054))			(82,858)
OTHER ASSETS IN EXCESS OF LIABILITIES—3.7%			2,458,763
NET ASSETS—100.0%			$66,453,000

ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt
*	Non-income producing.
(a)	All or a portion of the security is on loan. At August 31, 2022, the market value of securities on loan was $8,280,895.
(b)	The rate shown is as of August 31, 2022.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	Security segregated as collateral for options written.
††	Primary risk exposure is equity contracts.
‡	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2022, these securities amounted to $(82) or 0.0% of net assets.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

60  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2022, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Short
United States
Ameresco, Inc., Class A	Morgan Stanley	09/20/2022	2.33%	Monthly	(3,768)	$(259,427)	$(2,124)
Applied Energetics, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(57,676)	(119,389)	5,784
Clear Secure, Inc., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(8,154)	(187,053)	20,576
Dutch Bros, Inc., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(7,052)	(257,398)	32,070
Fiverr International Ltd.	Morgan Stanley	09/20/2022	2.33	Monthly	(4,933)	(170,583)	21,688
Flywire Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(10,528)	(261,726)	14,222
Green Plains, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(8,579)	(314,249)	18,587
Hashicorp, Inc., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(7,419)	(262,262)	28,951
Impinj, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(4,838)	(431,937)	34,526
Joby Aviation, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(45,986)	(243,726)	10,307
Life Time Group Holdings, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(14,086)	(166,919)	25,020
Lightwave Logic, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(37,354)	(297,711)	104,688
Lithium Americas Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(8,379)	(240,058)	25,334
National Beverage Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(4,043)	(224,225)	7,157
NCINO, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(6,627)	(209,016)	13,707
P10, Inc., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(7,055)	(88,046)	1,603
Portillo’s, Inc., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(9,520)	(209,630)	15,359
Wingstop, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(1,957)	(222,824)	21,814
Wix.com Ltd.	Morgan Stanley	09/20/2022	2.33	Monthly	(2,999)	(189,807)	20,110
						(4,355,986)	419,379
Total Short						(4,355,986)	419,379
Net unrealized gain/(loss) on Contracts For Difference							$419,379

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  61

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS LONG/SHORT EQUITY FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2022 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Common Stock
Communication Services	$3,015,044	$3,015,044	$—	$—	$—
Consumer Discretionary	7,829,683	7,829,683	—	—	—
Consumer Staples	868,004	868,004	—	—	—
Energy	4,076,715	4,076,715	—	—	—
Financials	9,914,216	9,914,216	—	—	—
Health Care	13,777,958	13,777,958	—	—	—
Industrials	6,499,012	6,300,285	198,727	—	—
Information Technology	9,552,806	9,552,806	—	—	—
Materials	1,703,472	1,703,472	—	—	—
Real Estate	1,543,239	1,543,239	—	—	—
Investments Purchased with Proceeds from Securities Lending Collateral	8,554,091	—	—	—	8,554,091
Short-Term Investments	6,082,852	6,082,852	—	—	—
Contracts For Difference
Equity Contracts	421,503	421,503	—	—	—
Total Assets	$73,838,595	$65,085,777	$198,727	$—	$8,554,091

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3***	INVESTMENTS MEASURED AT NET ASSET VALUE*
Securities Sold Short
Communication Services	$(843,049)	$(843,049)	$—	$— **	$—
Consumer Discretionary	(2,650,360)	(2,650,360)	—	— **	—
Consumer Staples	(300,482)	(300,482)	—	— **	—
Energy	(1)	—	(1)	—	—
Financials	(84,228)	(84,228)	—	—	—
Health Care	(704,167)	(614,947)	(89,219)	(1)	—
Industrials	(660,989)	(660,750)	(219)	(20)	—
Information Technology	(3,788,291)	(3,788,228)	(2)	(61)	—
Materials	(160,453)	(160,453)	—	—	—
Real Estate	(147,977)	(147,977)	—	—	—
Options Written
Equity Contracts	(82,858)	(82,858)	—	—	—
Contracts For Difference
Equity Contracts	(2,124)	(2,124)	—	—	—
Total Liabilities	$(9,424,979)	$(9,335,456)	$(89,441)	$(82)	$—

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy included to reconcile to the amounts presented in the Portfolio of Investments.
**	Value equals zero as of the end of the reporting period.
***	Delisted securities and unable to trade in OTC or any listed exchanges. Boston Partners communicates with the prime broker(s) periodically to obtain updates on the long holder’s wire off decision. Estimated recovery value to equity security holders is zero.

The accompanying notes are an integral part of the financial statements.

62  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—97.9%
COMMON STOCKS—92.3%
Communication Services—4.9%
Activision Blizzard, Inc.†	56,408	$4,427,464
Alphabet, Inc., Class A*	17,320	1,874,370
Deutsche Telekom AG	281,103	5,298,038
Interpublic Group of Cos., Inc., (The)†	96,394	2,664,330
Live Nation Entertainment, Inc.*	31,553	2,851,129
Meta Platforms, Inc., Class A*†	28,665	4,670,388
Nexstar Media Group, Inc., Class A†	60,455	11,566,251
T-Mobile US, Inc.*	42,359	6,098,002
		39,449,972
Consumer Discretionary—8.4%
AutoNation, Inc.*	6,145	765,667
AutoZone, Inc.*	2,379	5,041,601
Booking Holdings, Inc.*	2,308	4,329,369
Callaway Golf Co.*†	123,441	2,731,749
Carter’s, Inc.	16,587	1,224,950
Dollar General Corp.	23,589	5,600,500
Flutter Entertainment PLC*	36,957	4,602,566
Frontdoor, Inc.*	142,837	3,353,813
Garmin Ltd.	33,665	2,979,016
GVC Holdings PLC	151,246	2,225,220
Harley-Davidson, Inc.†	85,647	3,303,405
Hasbro, Inc.†	47,126	3,714,471
LKQ Corp.†	62,160	3,308,155
Mohawk Industries, Inc.*	17,017	1,877,996
Polaris, Inc.	11,104	1,257,750
Restaurant Brands International, Inc.	68,252	4,026,868
Ross Stores, Inc.	42,133	3,634,814
Stride, Inc.*†	104,000	3,966,560
Tempur Sealy International, Inc.†	84,258	2,107,293
TJX Cos., Inc., (The)†	47,628	2,969,606
Whirlpool Corp.	9,349	1,464,053
Wyndham Hotels & Resorts, Inc.	44,117	2,882,605
Wynn Macau Ltd.*	1,812,900	1,089,960
		68,457,987
Consumer Staples—4.9%
British American Tobacco PLC - SP ADR†	217,108	8,695,175
Coca-Cola European Partners PLC†	37,610	1,849,284
Hershey Co., (The)	34,805	7,819,639
Keurig Dr Pepper, Inc.†	216,048	8,235,750
Kraft Heinz Co., (The)†	120,783	4,517,284
US Foods Holding Corp.*†	118,555	3,630,154
Walmart, Inc.	40,776	5,404,859
		40,152,145
Energy—10.8%
Canadian Natural Resources Ltd.	98,048	5,374,011
Cenovus Energy, Inc.	379,650	7,122,683
Chord Energy Corp.	27,984	3,961,135
ConocoPhillips†	48,597	5,318,942
Coterra Energy, Inc.	211,500	6,537,465
Devon Energy Corp.†	93,917	6,632,419
Diamondback Energy, Inc.†	36,246	4,830,867
Enerplus Corp.	304,378	4,690,761
Halliburton Co.†	219,839	6,623,749
Kosmos Energy Ltd.*†	473,093	3,344,767
Marathon Petroleum Corp.†	66,819	6,732,014
	NUMBER OF SHARES	VALUE
Energy—(continued)
MEG Energy Corp.*	415,321	$5,805,987
PDC Energy, Inc.†	48,305	3,280,393
Pioneer Natural Resources Co.	21,377	5,413,084
Range Resources Corp.†	113,879	3,742,064
Schlumberger Ltd.	188,334	7,184,942
Whitehaven Coal Ltd.	210,443	1,120,951
		87,716,234
Financials—17.0%
Allstate Corp., (The)†	34,233	4,125,076
Ameriprise Financial, Inc.†	28,909	7,747,901
Aon PLC, Class A	12,435	3,472,598
Bank of America Corp.†	230,208	7,737,291
Berkshire Hathaway, Inc., Class B*†	13,893	3,901,154
Capital One Financial Corp.	13,581	1,437,141
Charles Schwab Corp., (The)	67,598	4,796,078
Chubb Ltd.	11,255	2,127,758
DBS Group Holdings Ltd.	71,800	1,671,756
Direct Line Insurance Group PLC	1,294,532	3,083,250
Discover Financial Services†	21,535	2,164,052
East West Bancorp, Inc.†	105,546	7,617,255
Everest Re Group Ltd.	13,961	3,756,207
Fifth Third Bancorp†	233,434	7,971,771
Goldman Sachs Group, Inc., (The)†	9,664	3,214,923
Hana Financial Group, Inc.	55,661	1,622,333
Huntington Bancshares, Inc.†	594,037	7,960,096
ING Groep NV	128,805	1,128,909
JPMorgan Chase & Co.†	63,272	7,195,925
KeyCorp†	416,808	7,373,333
NatWest Group PLC	812,547	2,318,732
Nordea Bank Abp	288,758	2,677,321
Regions Financial Corp.†	148,847	3,225,514
Renaissance Holdings Ltd.	21,288	2,879,415
S&P Global, Inc.	4,975	1,752,095
Sampo Oyj	79,014	3,574,635
SLM Corp.†	176,815	2,701,733
StoneX Group, Inc.*	39,606	3,677,021
Synchrony Financial†	30,513	999,301
Truist Financial Corp.†	114,053	5,342,243
UBS Group AG	105,053	1,665,090
United Overseas Bank Ltd.	129,600	2,527,129
W R Berkley Corp.†	56,981	3,692,369
Wells Fargo & Co.†	255,683	11,175,904
		138,313,309
Health Care—12.2%
Abbott Laboratories†	15,009	1,540,674
AbbVie, Inc.†	73,568	9,891,953
Amedisys, Inc.*	5,867	694,946
AmerisourceBergen Corp.	3,159	462,983
Amgen, Inc.	21,652	5,202,976
AstraZeneca PLC	20,566	2,543,849
Avantor, Inc.*†	109,199	2,720,147
Boston Scientific Corp.*†	49,946	2,013,323
Bristol-Myers Squibb Co.	14,762	995,106
Centene Corp.*†	53,396	4,791,757
Cigna Corp.†	10,885	3,085,353
CVS Health Corp.†	56,067	5,502,976
Elevance Health, Inc.†	8,326	4,039,026
Envista Holdings Corp.*†	48,191	1,787,404
Euroapi SA*	1,205	18,785
HCA Healthcare, Inc.	23,372	4,624,618

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  63

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Health Care—(continued)
Humana, Inc.	6,250	$3,011,125
ICON PLC*	9,717	2,038,918
IQVIA Holdings, Inc.*	10,977	2,334,369
Johnson & Johnson†	26,929	4,344,725
Medtronic PLC	35,297	3,103,312
Merck & Co., Inc.	3,807	324,966
Molina Healthcare, Inc.*	4,276	1,442,594
Novartis AG - SP ADR	8,288	667,350
Novo Nordisk A/S, Class B	23,626	2,525,946
Pfizer, Inc.	14,295	646,563
R1 RCM, Inc.*	43,431	948,967
Sanofi	38,768	3,169,292
Sotera Health Co.*†	91,248	1,543,004
Stryker Corp.	12,131	2,489,281
Syneos Health, Inc.*	6,727	404,360
Thermo Fisher Scientific, Inc.	11,892	6,484,945
UCB SA	16,502	1,159,548
UnitedHealth Group, Inc.	17,941	9,317,300
Universal Health Services, Inc., Class B	3,277	320,622
Zimmer Biomet Holdings, Inc.†	25,537	2,715,094
		98,908,157
Industrials—11.7%
Advanced Drainage Systems, Inc.	22,822	3,096,945
AGCO Corp.	16,806	1,826,980
Allegion PLC	21,806	2,073,751
Allison Transmission Holdings, Inc.†	19,476	706,200
AMETEK, Inc.†	15,257	1,833,281
ASGN, Inc.*†	24,856	2,403,575
Boeing Co., (The)*	5,276	845,479
Brenntag SE	44,044	2,887,868
BWX Technologies, Inc.†	46,302	2,413,723
Caterpillar, Inc.	10,423	1,925,232
Clean Harbors, Inc.*	28,829	3,385,101
Copart, Inc.*	36,415	4,357,055
Curtiss-Wright Corp.	13,176	1,939,375
Deere & Co.	6,126	2,237,522
Dover Corp.†	13,617	1,701,580
Eaton Corp., PLC†	18,581	2,538,908
Expeditors International of Washington, Inc.	2,342	240,968
FedEx Corp.	26,954	5,682,173
Ferguson PLC	17,997	2,078,474
Fortive Corp.	34,142	2,162,213
FTI Consulting, Inc.*†	50,097	8,045,578
Hexcel Corp.	32,292	1,894,572
Howmet Aerospace, Inc.†	58,027	2,055,897
Landstar System, Inc.	14,315	2,099,008
Leidos Holdings, Inc.†	32,989	3,135,604
Maxar Technologies, Inc.	12,813	305,334
Norfolk Southern Corp.	18,547	4,509,332
nVent Electric PLC	65,363	2,154,365
Otis Worldwide Corp.	20,567	1,485,349
Parker-Hannifin Corp.†	9,627	2,551,155
Resideo Technologies, Inc.*†	80,395	1,673,824
Science Applications International Corp.†	64,388	5,863,815
Sensata Technologies Holding PLC	36,564	1,472,798
Societe BIC SA	64,189	3,651,497
Textron, Inc.	15,292	953,915
	NUMBER OF SHARES	VALUE
Industrials—(continued)
TransUnion	35,460	$2,619,430
Union Pacific Corp.	1,402	314,763
WESCO International, Inc.*	18,190	2,395,259
Westinghouse Air Brake Technologies Corp.	22,073	1,934,698
		95,452,596
Information Technology—12.6%
Amdocs Ltd.†	52,326	4,472,303
Applied Materials, Inc.	25,858	2,432,462
Arrow Electronics, Inc.*†	18,731	1,963,196
Broadcom, Inc.	6,633	3,310,597
Capgemini SA	26,034	4,498,121
Check Point Software Technologies Ltd.*	40,317	4,847,716
Cisco Systems, Inc.†	98,129	4,388,329
Cognizant Technology Solutions Corp., Class A†	79,257	5,006,665
Concentrix Corp.	31,906	4,013,137
Fair Isaac Corp.*	6,519	2,929,639
Fidelity National Information Services, Inc.†	44,568	4,072,178
FleetCor Technologies, Inc.*†	24,376	5,180,631
Flex Ltd.*†	263,296	4,689,302
Global Payments, Inc.	33,954	4,218,105
Jabil, Inc.†	77,643	4,681,873
KLA-Tencor Corp.	5,977	2,056,865
Lam Research Corp.	6,051	2,649,793
Microchip Technology, Inc.†	58,888	3,842,442
Microsoft Corp.†	26,899	7,033,282
NetApp, Inc.	31,562	2,276,567
NortonLifeLock, Inc.†	175,257	3,959,056
NXP Semiconductors NV	14,925	2,456,356
Oracle Corp.†	40,836	3,027,989
Qorvo, Inc.*	30,370	2,726,619
QUALCOMM, Inc.	40,086	5,302,175
Samsung Electronics Co., Ltd.	40,260	1,783,549
SS&C Technologies Holdings, Inc.†	78,655	4,385,803
Western Digital Corp.*	14,309	604,698
		102,809,448
Materials—6.6%
Avery Dennison Corp.	18,911	3,472,438
Axalta Coating Systems Ltd.*	174,595	4,495,821
Cabot Corp.†	45,726	3,290,900
Corteva, Inc.†	107,444	6,600,285
Crown Holdings, Inc.	29,672	2,687,986
DuPont de Nemours, Inc.†	95,009	5,286,301
Elkem ASA*	394,887	1,575,916
Ferroglobe PLC*	243,786	1,706,502
FMC Corp.	28,212	3,049,153
Glencore PLC	1,099,856	6,013,510
Linde PLC	7,675	2,170,951
Norsk Hydro ASA	771,662	5,302,169
Olin Corp.	67,816	3,706,823
Valvoline, Inc.†	133,513	3,881,223
		53,239,978
Real Estate—2.2%
Americold Realty Trust, Inc.†	157,646	4,637,945
Essex Property Trust, Inc.	8,825	2,339,155
Host Hotels & Resorts, Inc.†	94,936	1,687,013
Klepierre SA*	43,473	891,733

The accompanying notes are an integral part of the financial statements.

64  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Real Estate—(continued)
Lamar Advertising Co., Class A	27,708	$2,601,504
Regency Centers Corp.	32,931	2,003,522
Ventas, Inc.	79,127	3,787,018
		17,947,890
Utilities—1.0%
American Electric Power Co., Inc.	30,718	3,077,944
CenterPoint Energy, Inc.†	87,464	2,757,740
DTE Energy Co.	19,469	2,537,589
		8,373,273
TOTAL COMMON STOCKS (Cost $626,967,041)		750,820,989
WARRANTS—0.1%
Energy—0.1%
Vista Energy SAB de CV *‡	4,959,034	972,287
TOTAL WARRANTS (Cost $744,008)		972,287
SHORT-TERM INVESTMENTS—5.5%
U.S. Bank Money Market Deposit Account, 2.00%(a)	44,842,631	44,842,631
TOTAL SHORT-TERM INVESTMENTS (Cost $44,842,631)		44,842,631
TOTAL LONG POSITIONS—97.9% (Cost $672,553,680)		796,635,907
SECURITIES SOLD SHORT—(27.7%)
COMMON STOCKS—(27.7%)
Communication Services—(2.3%)
Angi, Inc.*	(490,782)	(1,992,575)
Cable One, Inc.	(1,305)	(1,481,175)
iHeartMedia, Inc.*	(197,779)	(1,750,344)
Lions Gate Entertainment Corp., Class A*	(203,990)	(2,009,302)
Madison Square Garden Entertainment Corp.*	(37,454)	(2,080,944)
Pinterest, Inc.*	(156,569)	(3,607,350)
Proximus SADP	(121,443)	(1,545,855)
ROBLOX Corp.*	(31,785)	(1,243,111)
Telia Co., AB	(229,736)	(808,610)
Warner Music Group Corp.	(80,227)	(2,147,677)
		(18,666,943)
Consumer Discretionary—(4.8%)
Adient PLC*	(98,265)	(3,262,398)
Big Lots, Inc.	(4,638)	(95,404)
Carnival Corp.*	(148,655)	(1,406,276)
Choice Hotels International, Inc.	(17,623)	(2,021,534)
Dick’s Sporting Goods, Inc.	(24,796)	(2,637,551)
Duolingo, Inc.*	(24,414)	(2,295,404)
Etsy, Inc.*	(11,017)	(1,163,505)
Farfetch Ltd.*	(69,250)	(694,577)
Five Below, Inc.*	(7,548)	(965,238)
Genius Sports Ltd.*	(266,125)	(1,091,113)
H World Group Ltd. - ADR	(55,152)	(2,075,370)
Hyatt Hotels Corp.*	(20,682)	(1,853,521)
Membership Collective Group, Inc.*	(202,366)	(1,147,415)
Moncler SpA	(23,791)	(1,058,508)
National Vision Holdings, Inc.*	(26,331)	(874,979)
Overstock.com, Inc.*	(33,019)	(861,796)
QuantumScape Corp.*	(202,266)	(2,230,994)
Rakuten Group, Inc.	(431,400)	(2,093,697)
RH*	(2,822)	(722,178)
	NUMBER OF SHARES	VALUE
Consumer Discretionary—(continued)
Shake Shack, Inc., Class A*	(10,478)	$(499,381)
Shimano, Inc.	(8,200)	(1,450,657)
Texas Roadhouse, Inc.	(18,251)	(1,619,959)
Warby Parker, Inc.*	(34,654)	(435,601)
Whitbread PLC	(44,046)	(1,276,598)
Williams-Sonoma, Inc.	(20,014)	(2,977,082)
Wingstop, Inc.	(9,979)	(1,136,209)
Yum China Holdings, Inc.	(27,288)	(1,367,402)
		(39,314,347)
Consumer Staples—(1.6%)
B&G Foods, Inc.	(80,256)	(1,738,345)
Beyond Meat, Inc.*	(73,668)	(1,797,499)
Central Garden & Pet Co.*	(57,714)	(2,179,281)
Coca-Cola Bottlers Japan Holdings, Inc.	(195,500)	(1,999,392)
Freshpet, Inc.*	(39,396)	(1,714,908)
Kikkoman Corp.	(28,700)	(1,754,962)
Oatly Group AB - ADR*	(648,481)	(2,094,594)
		(13,278,981)
Energy—(1.3%)
Baker Hughes Co.	(137,415)	(3,471,103)
Hess Corp.	(28,208)	(3,406,962)
NOV, Inc.	(198,820)	(3,513,150)
		(10,391,215)
Financials—(2.8%)
Ashmore Group PLC	(536,041)	(1,263,039)
B Riley Financial, Inc.	(64,059)	(3,188,216)
Credit Suisse Group AG*	(166,896)	(861,204)
Deutsche Bank AG	(41,026)	(342,276)
Goosehead Insurance, Inc.*	(18,274)	(950,248)
Hang Seng Bank Ltd.	(226,700)	(3,549,358)
SoFi Technologies, Inc.*	(418,030)	(2,474,738)
T Rowe Price Group, Inc.	(21,894)	(2,627,280)
Trupanion, Inc.*	(10,926)	(771,157)
Trustmark Corp.	(38,516)	(1,214,795)
United Bankshares, Inc.	(108,501)	(4,025,387)
WisdomTree Investments, Inc.	(325,601)	(1,631,261)
		(22,898,959)
Health Care—(1.7%)
Alignment Healthcare, Inc.*	(82,356)	(1,252,635)
Allogene Therapeutics, Inc.*	(71,985)	(986,914)
Ambu A/S	(28,450)	(286,032)
Ascendis Pharma A/S - ADR*	(8,692)	(778,542)
Cassava Sciences, Inc.*	(16,801)	(432,290)
CureVac NV*	(68,162)	(670,714)
Exact Sciences Corp.*	(11,247)	(399,831)
Glaukos Corp.*	(14,082)	(683,681)
GoodRx Holdings, Inc.*	(58,245)	(355,295)
Guardant Health, Inc.*	(12,349)	(618,191)
Idorsia Ltd.*	(47,421)	(742,086)
Intra-Cellular Therapies, Inc.*	(16,985)	(853,666)
Neogen Corp.*	(43,288)	(904,719)
Oxford Nanopore Technologies PLC*	(152,884)	(485,241)
Phreesia, Inc.*	(23,255)	(596,723)
Royalty Pharma PLC	(23,632)	(988,054)
Tandem Diabetes Care, Inc.*	(17,828)	(815,453)
Teladoc Health, Inc.*	(45,844)	(1,423,915)
Twist Bioscience Corp.*	(14,944)	(599,553)
		(13,873,535)

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  65

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
Industrials—(4.1%)
AeroVironment, Inc.*	(37,046)	$(3,284,128)
American Airlines Group, Inc.*	(204,457)	(2,655,896)
Encore Wire Corp.	(21,291)	(2,769,959)
Frontier Group Holdings, Inc.*	(179,019)	(2,309,345)
Healthcare Services Group, Inc.	(59,959)	(843,623)
InPost SA*	(323,728)	(1,665,522)
Janus International Group, Inc.*	(350,540)	(3,621,078)
Joby Aviation, Inc.*	(273,147)	(1,447,679)
Kornit Digital Ltd.*	(48,081)	(1,494,357)
Proto Labs, Inc.*	(48,576)	(1,865,318)
Tecnoglass, Inc.	(136,893)	(2,981,530)
TFI International, Inc.	(21,765)	(2,171,446)
Triton International Ltd.	(61,247)	(3,649,709)
United Airlines Holdings, Inc.*	(81,979)	(2,870,085)
		(33,629,675)
Information Technology—(2.8%)
Allegro MicroSystems, Inc.*	(111,011)	(2,588,777)
Appfolio, Inc., Class A*	(25,295)	(2,564,407)
BlackBerry Ltd.*	(369,384)	(2,194,141)
DocuSign, Inc.*	(21,039)	(1,224,891)
Itron, Inc.*	(31,637)	(1,505,288)
Jamf Holding Corp.*	(82,210)	(1,968,929)
Melexis NV	(25,974)	(1,958,618)
Palantir Technologies, Inc.*	(195,495)	(1,509,221)
Procore Technologies, Inc.*	(49,305)	(2,692,053)
Taiyo Yuden Co., Ltd.	(52,500)	(1,622,554)
Toast, Inc.*	(53,690)	(1,016,352)
Unity Software, Inc.*	(33,803)	(1,444,064)
		(22,289,295)
Materials—(4.6%)
Antofagasta PLC	(260,211)	(3,310,887)
Ball Corp.	(17,693)	(987,446)
Cemex SAB de CV - SP ADR	(653,486)	(2,444,038)
China National Building Material Co. Ltd., Class H	(978,000)	(923,496)
Compass Minerals International, Inc.	(15,909)	(644,156)
Eastman Chemical Co.	(15,743)	(1,432,613)
EMS-Chemie Holding AG	(2,714)	(1,905,871)
Holcim AG*	(67,319)	(2,983,949)
Huntsman Corp.	(52,605)	(1,473,992)
Mitsui Chemicals, Inc.	(63,200)	(1,419,822)
Nippon Paper Industries Co., Ltd.	(392,500)	(2,561,019)
Packaging Corp. of America	(12,437)	(1,702,874)
PureCycle Technologies, Inc.*	(76,998)	(702,992)
RPM International, Inc.	(16,401)	(1,527,917)
Siam Cement PCL, (The)	(100,800)	(988,845)
Southern Copper Corp.	(71,860)	(3,382,450)
Standard Lithium Ltd.*	(239,288)	(1,318,477)
Summit Materials, Inc.*	(115,771)	(3,290,212)
UPM-Kymmene Oyj	(63,385)	(2,153,469)
Wienerberger AG	(102,144)	(2,388,481)
		(37,543,006)
	NUMBER OF SHARES	VALUE
Real Estate—(1.5%)
Compass, Inc.*	(308,764)	$(883,065)
Howard Hughes Corp., (The)*	(25,076)	(1,595,586)
Nomura Real Estate Master Fund, Inc.	(1,112)	(1,360,045)
Rexford Industrial Realty, Inc.	(41,688)	(2,593,410)
SL Green Realty Corp.	(36,963)	(1,632,656)
Unibail-Rodamco-Westfield*	(21,833)	(1,122,428)
WeWork, Inc.*	(656,202)	(2,690,428)
		(11,877,618)
Utilities—(0.2%)
Kyushu Electric Power Co., Inc.	(267,600)	(1,608,268)
TOTAL COMMON STOCKS (Proceeds $(279,222,615))		(225,371,842)
TOTAL SECURITIES SOLD SHORT—(27.7%) (Proceeds $(279,222,615))		(225,371,842)
OTHER ASSETS IN EXCESS OF LIABILITIES—29.8%		242,638,189
NET ASSETS—100.0%		$813,902,254

ADR	American Depositary Receipt
LP	Limited Partnership
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt
NVDR	Non-Voting Depository Receipt
*	Non-income producing.
(a)	The rate shown is as of August 31, 2022.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
‡	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2022, these securities amounted to $972,287 or 0.1% of net assets.

Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of the financial statements.

66  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2022, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
United States
International Game Technology	Goldman Sachs	09/18/2025	2.33%	Monthly	105,735	$1,896,886	$(439,116)
Total Long						1,896,886	(439,116)
Short
Australia
Commonwealth Bank of Australia	Morgan Stanley	09/20/2022	1.81	Monthly	(56,710)	$(3,782,219)	$138,620
Wisetech Global Ltd.	Morgan Stanley	09/20/2022	1.81	Monthly	(96,816)	(3,893,309)	23,873
						(7,675,528)	162,493
Belgium
Umicore SA	Morgan Stanley	09/20/2022	0.00	Monthly	(55,773)	(1,779,566)	266,234
Brazil
Klabin SA	Morgan Stanley	09/20/2022	0.00	Monthly	(215,800)	(786,962)	—
Canada
Boyd Group Services, Inc.	Morgan Stanley	09/20/2022	2.50	Monthly	(36,675)	(5,054,383)	181,476
China
Shenzhen Goodix Technology Co., Ltd., Class A	Goldman Sachs	09/16/2025	2.33	Monthly	(153,700)	(1,269,249)	107,817
Wanhua Chemical Group Co., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(118,100)	(1,517,289)	(17,301)
						(2,786,538)	90,516
Denmark
DSV A/S	Morgan Stanley	09/20/2022	0.16	Monthly	(18,669)	(2,766,011)	161,287
Germany
Deutsche Bank AG	Morgan Stanley	09/20/2022	0.00	Monthly	(292,716)	(2,448,346)	165,805
Japan
Nippon Shinyaku Co., Ltd.	Morgan Stanley	09/20/2022	-0.04	Monthly	(14,300)	(787,439)	22,590
South Korea
Hanwha Solutions Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(77,372)	(3,042,703)	(211,842)
Kakaobank Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(101,016)	(2,061,782)	399,868
LG Chem Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(6,531)	(3,085,935)	219,971
Posco Chemical Co., Ltd.	Morgan Stanley	09/20/2022	2.33	Monthly	(29,316)	(3,682,171)	(51,604)
Sillajen, Inc.	Goldman Sachs	09/18/2025	2.33	Monthly	(307,496)	(756,440)	2,081,617
						(12,629,031)	2,438,010
Switzerland
Credit Suisse Group AG	Morgan Stanley	09/20/2022	-0.21	Monthly	(506,241)	(2,620,542)	173,018
Vat Group AG	Morgan Stanley	09/20/2022	-0.21	Monthly	(7,177)	(1,722,480)	217,329
						(4,343,022)	390,347
Taiwan
Acer, Inc.	Goldman Sachs	09/18/2025	2.33	Monthly	(1,297,000)	(937,463)	19,392
AU Optronics Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(3,053,300)	(1,680,255)	(67,431)
Pan Jit International, Inc.	Goldman Sachs	09/16/2025	2.33	Monthly	(959,000)	(2,202,352)	38,591
Asustek Computer, Inc.	Goldman Sachs	09/16/2025	2.33	Monthly	(159,000)	(1,332,074)	16,776
Compal Electronics	Goldman Sachs	09/16/2025	2.33	Monthly	(1,237,000)	(924,575)	3,175
SDI Corporation	Goldman Sachs	09/16/2025	2.33	Monthly	(175,000)	(684,189)	35,353
Taiwan Cement	Goldman Sachs	09/16/2025	2.33	Monthly	(1,168,000)	(1,508,087)	23,727
						(9,268,995)	69,583
Turkey
Arcelik AS	Bank of America	06/01/2023	2.33	Monthly	(501,885)	(1,938,100)	(26,849)
United Kingdom
Neoen SA	Morgan Stanley	09/20/2022	0.00	Monthly	(58,088)	(2,405,083)	125,350
Whitbread PLC	Morgan Stanley	09/20/2022	1.69	Monthly	(5,126)	(149,110)	9,647
						(2,554,193)	134,997

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  67

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
United States
Affirm Holdings, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(51,192)	$(1,199,429)	$399,642
Alexandria Real Estate Equities, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(11,839)	(1,816,103)	215,820
Amerco	Morgan Stanley	09/20/2022	2.33	Monthly	(5,569)	(2,927,456)	236,204
Ameresco, Inc., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(57,328)	(3,947,033)	(29,826)
Appian Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(50,328)	(2,360,383)	315,722
Bank of Hawaii Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(46,468)	(3,625,433)	304,194
Blackline, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(36,722)	(2,494,893)	43,698
Ceridian HCM Holding, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(45,240)	(2,698,114)	456,025
Chart Industries, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(14,511)	(2,813,102)	137,836
Chipotle Mexican Grill, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(1,567)	(2,502,186)	97,007
Coinbase Global, Inc., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(7,942)	(530,526)	36,256
Commerce Bancshares, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(57,000)	(3,919,890)	268,083
Community Bank System, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(59,043)	(3,860,231)	387,522
Compass Minerals International, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(9,471)	(383,481)	32,855
Core & Main, Inc., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(114,010)	(2,687,216)	172,981
Coty, Inc., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(427,116)	(3,207,641)	282,905
Credit Acceptance Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(5,623)	(2,991,886)	412,922
Cullen/Frost Bankers, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(24,359)	(3,165,696)	245,062
CVB Financial Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(107,618)	(2,823,896)	106,312
Definitive Healthcare Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(69,863)	(1,402,849)	98,941
Extra Space Storage, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(11,347)	(2,254,989)	141,481
Federated Hermes, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(44,953)	(1,531,099)	45,348
Figs, Inc., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(108,935)	(1,259,289)	38,502
First Financial Bankshares, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(82,842)	(3,521,613)	388,830
Floor & Decor Holdings, Inc., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(24,638)	(2,004,548)	446,656
Fulgent Genetics, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(7,877)	(342,413)	53,599
Glacier Bancorp, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(61,042)	(3,093,609)	293,787
GoodRx Holdings, Inc., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(2,464)	(15,030)	2,986
Grab Holdings Ltd., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(988,631)	(2,817,598)	307,120
Greif, Inc., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(22,673)	(1,520,225)	105,181
Guidewire Software, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(32,066)	(2,299,453)	315,964
Hamilton Lane, Inc., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(14,030)	(976,207)	121,536
Kinsale Capital Group, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(18,213)	(4,618,452)	286,815
LA-Z-BOY, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(110,376)	(2,912,823)	208,408
Lennox International, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(5,308)	(1,274,557)	142,876
Lowe’s Cos., Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(9,707)	(1,884,517)	163,864
MDU Resources Group, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(75,037)	(2,262,366)	96,728
Mirati Therapeutics, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(16,225)	(1,314,712)	(44,414)
Moody’s Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(13,753)	(3,913,004)	297,318
Myriad Genetics, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(35,995)	(804,128)	164,777
National Beverage Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(53,906)	(2,989,627)	77,433
Novanta, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(23,612)	(3,156,688)	564,693
NU Holdings Ltd., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(355,367)	(1,741,298)	32,371
Okta, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(10,872)	(993,701)	159,282
Old Dominion Freight Line	Morgan Stanley	09/20/2022	2.33	Monthly	(14,831)	(4,025,281)	438,804
Rite Aid Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(46,394)	(333,109)	180,987
RLI Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(31,267)	(3,431,866)	251,513
Rocket Cos., Inc., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(197,741)	(1,562,154)	303,527
Rockwell Automation, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(9,065)	(2,147,861)	90,571
Wayfair, Inc., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(20,272)	(1,068,537)	83,818
WD-40 Co.	Morgan Stanley	09/20/2022	2.33	Monthly	(14,202)	(2,686,450)	189,718
Westamerica Bancorporation	Morgan Stanley	09/20/2022	2.33	Monthly	(61,176)	(3,422,797)	317,045

The accompanying notes are an integral part of the financial statements.

68  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Wolfspeed, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(29,567)	$(3,354,967)	$(735,627)
Xometry, Inc., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(55,221)	(2,706,381)	(87,510)
						(125,598,793)	9,664,148
Total Short						(180,416,907)	13,720,637
Net unrealized gain/(loss) on Contracts For Difference							$13,281,521

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  69

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS LONG/SHORT RESEARCH FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2022 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Communication Services	$39,449,972	$34,151,934	$5,298,038	$—
Consumer Discretionary	68,457,987	60,540,241	7,917,746	—
Consumer Staples	40,152,145	40,152,145	—	—
Energy	87,716,234	86,595,283	1,120,951	—
Financials	138,313,309	119,709,244	18,604,065	—
Health Care	98,908,157	89,490,737	9,417,420	—
Industrials	95,452,596	88,913,231	6,539,365	—
Information Technology	102,809,448	96,527,778	6,281,670	—
Materials	53,239,978	41,924,299	11,315,679	—
Real Estate	17,947,890	17,056,157	891,733	—
Utilities	8,373,273	8,373,273	—	—
Warrants	972,287	—	—	972,287
Short-Term Investments	44,842,631	44,842,631	—	—
Contracts For Difference
Equity Contracts	14,993,041	12,911,424	— *	2,081,617
Total Assets	$811,628,948	$741,188,377	$67,386,667	$3,053,904

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Securities Sold Short
Communication Services	$(18,666,943)	$(16,312,478)	$(2,354,465)	$—
Consumer Discretionary	(39,314,347)	(33,434,887)	(5,879,460)	—
Consumer Staples	(13,278,981)	(9,524,627)	(3,754,354)	—
Energy	(10,391,215)	(10,391,215)	—	—
Financials	(22,898,959)	(16,883,082)	(6,015,877)	—
Health Care	(13,873,535)	(12,360,176)	(1,513,359)	—
Industrials	(33,629,675)	(31,964,153)	(1,665,522)	—
Information Technology	(22,289,295)	(18,708,123)	(3,581,172)	—
Materials	(37,543,006)	(18,907,167)	(18,635,839)	—
Real Estate	(11,877,618)	(9,395,145)	(2,482,473)	—
Utilities	(1,608,268)	—	(1,608,268)	—
Contracts For Difference
Equity Contracts	(1,711,520)	(1,711,520)	—	—
Total Liabilities	$(227,083,362)	$(179,592,573)	$(47,490,789)	$—

*	Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

70  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—96.9%
COMMON STOCKS—83.7%
Australia—0.3%
Aurizon Holdings Ltd.	153,113	$387,244
Austria—0.5%
Andritz AG	12,506	575,983
Bermuda—1.7%
Everest Re Group Ltd. - ADR†	7,854	2,113,119
Canada—8.0%
Cenovus Energy, Inc.	278,904	5,232,569
Kinross Gold Corp.	319,549	1,048,659
MEG Energy Corp.*	69,636	973,478
Yamana Gold, Inc.	553,099	2,439,166
		9,693,872
Finland—1.1%
Nordea Bank Abp	142,705	1,323,139
France—5.1%
Capgemini SE	4,037	697,508
Imerys SA	25,058	725,084
Rexel SA*	102,075	1,657,905
Sanofi	19,887	1,625,766
Societe BIC SA	26,644	1,515,688
		6,221,951
Germany—1.7%
Siemens AG	20,223	2,048,479
India—1.5%
HDFC Bank Ltd. - ADR†	29,753	1,816,421
Ireland—0.9%
Flutter Entertainment PLC*	8,946	1,114,121
Israel—1.0%
Check Point Software Technologies Ltd.*	9,797	1,177,991
Japan—5.3%
Fuji Corp.	63,600	925,097
Honda Motor Co., Ltd.	45,600	1,213,975
IHI Corp.	39,400	1,052,229
Komatsu Ltd.	44,800	937,160
Renesas Electronics Corp.*	244,800	2,317,901
		6,446,362
Netherlands—2.3%
Aalberts NV	23,044	845,027
Stellantis NV	145,556	1,937,291
		2,782,318
Norway—0.8%
Norsk Hydro ASA	140,353	964,380
South Korea—0.4%
Hana Financial Group, Inc.	17,160	500,157
Spain—0.3%
Ence Energia y Celulosa SA	111,859	395,952
Sweden—1.2%
Svenska Handelsbanken AB, Class A	181,616	1,487,467
Switzerland—4.6%
Glencore PLC	551,025	3,012,753
Novartis AG	11,036	892,681
STMicroelectronics NV	47,983	1,672,224
		5,577,658
	NUMBER OF SHARES	VALUE
United Kingdom—5.3%
Coca-Cola Europacific Partners PLC†	16,160	$794,587
Endeavour Mining PLC	54,556	1,061,752
Ferroglobe PLC*†	156,044	1,092,308
IMI PLC	121,388	1,614,489
nVent Electric PLC	27,874	918,727
SSE PLC	45,912	879,796
		6,361,659
United States—41.7%
AbbVie, Inc.†	14,825	1,993,370
AGCO Corp.	9,112	990,566
Alphabet, Inc., Class C*#	21,742	2,373,139
Amgen, Inc.†	4,005	962,402
Applied Materials, Inc.†	7,062	664,322
AutoZone, Inc.*#	570	1,207,950
Bank of America Corp.†	51,820	1,741,670
Booking Holdings, Inc.*	577	1,082,342
Centene Corp.*†	23,868	2,141,914
Cigna Corp.†	9,702	2,750,032
Cisco Systems, Inc.†#	28,310	1,266,023
Concentrix Corp.†	15,266	1,920,158
Coterra Energy, Inc.	61,598	1,903,994
CVS Health Corp.†	21,501	2,110,323
Diamondback Energy, Inc.†#	26,185	3,489,937
Envista Holdings Corp.*†	22,088	819,244
Fidelity National Information Services, Inc.†	7,493	684,636
FleetCor Technologies, Inc.*	5,877	1,249,039
FMC Corp.†	10,106	1,092,257
Hasbro, Inc.†	10,670	841,009
JPMorgan Chase & Co.†	10,892	1,238,747
Lennar Corp., Class A†#	11,174	865,426
Meta Platforms, Inc., Class A*†	3,567	581,171
Micron Technology, Inc.†#	11,391	643,933
Microsoft Corp.†	5,693	1,488,549
Oracle Corp.†#	49,080	3,639,282
Ovintiv, Inc.	40,033	2,127,615
QUALCOMM, Inc.†	6,448	852,877
Science Applications International Corp.†	16,414	1,494,823
StoneX Group, Inc.*	10,444	969,621
US Foods Holding Corp.*†	26,190	801,938
Virtu Financial, Inc., Class A†	28,590	656,426
Wells Fargo & Co.†#	56,820	2,483,602
Zimmer Biomet Holdings, Inc.†	12,938	1,375,568
Zimvie, Inc.*	1,308	19,908
		50,523,813
TOTAL COMMON STOCKS (Cost $95,395,898)		101,512,086
SHORT-TERM INVESTMENTS—13.2%
Tri-State Deposit, 2.45%(a)	4,502,209	4,502,209
U.S. Bank Money Market Deposit Account, 2.00%(a)	11,491,059	11,491,059
TOTAL SHORT-TERM INVESTMENTS (Cost $15,993,268)		15,993,268
TOTAL INVESTMENTS—96.9% (Cost $111,389,166)		117,505,354

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  71

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
SECURITIES SOLD SHORT—(42.5%)
COMMON STOCKS—(42.5%)
Australia—(0.7%)
Fortescue Metals Group Ltd.	(36,758)	$(456,814)
WiseTech Global Ltd.	(9,792)	(386,780)
		(843,594)
Austria—(0.4%)
Wienerberger AG	(22,398)	(523,743)
Belgium—(0.9%)
Proximus SADP	(33,844)	(430,802)
Umicore SA	(19,836)	(630,511)
		(1,061,313)
Bermuda—(0.4%)
Triton International Ltd.	(8,608)	(512,951)
Canada—(0.3%)
BlackBerry Ltd.*	(55,545)	(329,882)
China—(0.3%)
Yum China Holdings, Inc.	(7,676)	(384,644)
Colombia—(0.5%)
Tecnoglass, Inc.	(24,441)	(532,325)
Denmark—(0.2%)
NTG Nordic Transport Group A/S*	(6,101)	(236,332)
Finland—(1.4%)
Harvia Oyj	(27,082)	(438,704)
Neste Oyj	(12,996)	(641,184)
UPM-Kymmene Oyj	(17,814)	(605,220)
		(1,685,108)
France—(1.0%)
Aeroports de Paris*	(5,009)	(685,887)
Unibail-Rodamco-Westfield*	(9,366)	(481,503)
		(1,167,390)
Germany—(0.7%)
Deutsche Bank AG	(73,739)	(615,198)
Gerresheimer AG	(5,167)	(270,282)
		(885,480)
Hong Kong—(1.1%)
Hang Seng Bank Ltd.	(39,200)	(613,740)
Xinyi Glass Holdings Ltd.	(397,000)	(733,216)
		(1,346,956)
India—(0.7%)
Tata Motors Ltd. - SP ADR*	(16,087)	(466,523)
Wipro Ltd. - ADR	(84,457)	(423,130)
		(889,653)
Ireland—(0.4%)
Kingspan Group PLC	(7,977)	(451,650)
Italy—(0.2%)
Ferrari NV	(1,429)	(275,859)
Japan—(6.2%)
Aeon Co., Ltd.	(15,800)	(308,191)
Hirose Electric Co., Ltd.	(3,800)	(538,451)
Kikkoman Corp.	(10,200)	(623,715)
Lasertec Corp.	(4,400)	(609,169)
Mitsui Chemicals, Inc.	(25,100)	(563,885)
Murata Manufacturing Co., Ltd.	(15,700)	(845,389)
Musashi Seimitsu Industry Co., Ltd.	(42,700)	(517,298)
Nidec Corp.	(3,700)	(245,798)
Nippon Paper Industries Co., Ltd.	(82,200)	(536,346)
	NUMBER OF SHARES	VALUE
Japan—(continued)
Nomura Real Estate Master Fund, Inc.	(461)	$(563,832)
Rakuten Group, Inc.	(139,000)	(674,604)
Sumitomo Osaka Cement Co., Ltd.	(12,900)	(326,760)
Sumitomo Pharma Co., Ltd.	(79,900)	(595,172)
Taiyo Yuden Co., Ltd.	(19,400)	(599,572)
		(7,548,182)
Luxembourg—(0.3%)
InPost SA*	(64,034)	(329,443)
Netherlands—(0.4%)
Universal Music Group NV	(26,017)	(516,647)
New Zealand—(0.3%)
Fisher & Paykel Healthcare Corp., Ltd.	(29,100)	(348,376)
Spain—(0.4%)
Grifols SA*	(42,742)	(516,691)
Sweden—(1.7%)
Epiroc AB*	(34,416)	(526,593)
Nibe Industrier AB*	(43,903)	(411,141)
Sinch AB*	(184,428)	(356,566)
Telia Co., AB	(205,804)	(724,375)
		(2,018,675)
Switzerland—(2.8%)
Bucher Industries AG	(1,997)	(711,515)
Credit Suisse Group AG*	(99,999)	(516,007)
EMS-Chemie Holding AG	(657)	(461,370)
Holcim AG*	(11,349)	(503,050)
Kardex Holding AG	(4,300)	(753,936)
VAT Group AG*	(1,954)	(467,214)
		(3,413,092)
United Kingdom—(0.4%)
Haleon PLC - ADR*	(76,181)	(455,562)
United States—(20.8%)
Affirm Holdings, Inc.*	(10,537)	(246,882)
Allegro MicroSystems, Inc.*	(29,128)	(679,265)
Ameresco, Inc., Class A*	(7,872)	(541,987)
Appfolio, Inc., Class A*	(4,360)	(442,017)
AppLovin Corp., Class A*	(15,153)	(373,218)
B Riley Financial, Inc.	(13,211)	(657,511)
Baker Hughes Co.	(19,526)	(493,227)
Ball Corp.	(10,369)	(578,694)
Big Lots, Inc.	(8,739)	(179,761)
Block, Inc.*	(6,347)	(437,372)
Cable One, Inc.	(303)	(343,905)
Cincinnati Financial Corp.	(3,697)	(358,461)
Credit Acceptance Corp.*	(900)	(478,872)
Cullen/Frost Bankers, Inc.	(4,935)	(641,353)
DocuSign, Inc.*	(5,126)	(298,436)
Enerpac Tool Group Corp.	(18,286)	(354,748)
Etsy, Inc.*	(3,280)	(346,401)
Exact Sciences Corp.*	(6,955)	(247,250)
Federated Hermes, Inc.	(20,317)	(691,997)
First Financial Bankshares, Inc.	(14,635)	(622,134)
Floor & Decor Holdings, Inc.,Class A*	(5,707)	(464,322)
Freshpet, Inc.*	(3,267)	(142,212)
General Electric Co.	(4,223)	(310,137)
Goosehead Insurance, Inc., Class A*	(12,970)	(674,440)
Greif, Inc., Class A	(3,480)	(233,334)

The accompanying notes are an integral part of the financial statements.

72  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—(continued)
Hormel Foods Corp.	(8,986)	$(451,816)
Huntsman Corp.	(17,038)	(477,405)
Jamf Holding Corp.*	(16,293)	(390,217)
Lightwave Logic, Inc.*	(34,531)	(275,212)
Lowe’s Cos., Inc.	(4,021)	(780,637)
Lucid Group, Inc.*	(26,947)	(413,367)
McCormick & Co., Inc.	(10,065)	(846,165)
Mercury Systems, Inc.*	(4,185)	(201,424)
Neogen Corp.*	(18,684)	(390,496)
NOV, Inc.	(27,321)	(482,762)
Novanta, Inc.*	(3,674)	(491,177)
Overstock.com, Inc.*	(15,596)	(407,056)
Packaging Corp. of America	(4,026)	(551,240)
Palantir Technologies, Inc., Class A*	(52,667)	(406,589)
PureCycle Technologies, Inc.*	(35,723)	(326,151)
ROBLOX Corp., Class A*	(7,330)	(286,676)
Southern Copper Corp.	(15,911)	(748,931)
Summit Materials, Inc., Class A*	(23,250)	(660,765)
T Rowe Price Group, Inc.	(8,493)	(1,019,160)
Tandem Diabetes Care, Inc.*	(7,690)	(351,741)
Teladoc Health, Inc.*	(11,796)	(366,384)
Tesla, Inc.*	(4,068)	(1,121,181)
Trupanion, Inc.*	(8,636)	(609,529)
Warner Music Group Corp., Class A	(17,266)	(462,211)
WD-40 Co.	(2,745)	(519,244)
Williams-Sonoma, Inc.	(2,668)	(396,865)
Wingstop, Inc.	(3,578)	(407,391)
Wolfspeed, Inc.*	(5,122)	(581,193)
		(25,260,921)
TOTAL COMMON STOCKS (Proceeds $(58,446,137))		(51,534,469)
TOTAL SECURITIES SOLD SHORT—(42.5%) (Proceeds $(58,446,137))		(51,534,469)
	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	VALUE
OPTIONS WRITTEN††—(0.9%)
Call Options Written—(0.9%)
Alphabet, Inc.
Expiration: 01/20/2023, Exercise Price: 100.00	(100)	(1,091,500)	$(163,000)
AutoZone, Inc.
Expiration: 01/20/2023, Exercise Price: 1,800.00	(3)	(635,763)	(119,100)
Cisco Systems, Inc.
Expiration: 12/16/2022, Exercise Price: 42.50	(267)	(1,194,024)	(112,140)
Diamondback Energy, Inc.
Expiration: 01/20/2023, Exercise Price: 147.70	(85)	(1,132,880)	(98,600)
Lennar Corp.
Expiration: 01/20/2023, Exercise Price: 67.50	(89)	(689,305)	(126,825)
Micron Technology, Inc.
Expiration: 12/16/2022, Exercise Price: 62.50	(91)	(514,423)	(30,030)
Oracle Corp.
Expiration: 01/20/2023, Exercise Price: 65.00	(183)	(1,356,945)	(222,803)
Expiration: 01/20/2023, Exercise Price: 70.00	(153)	(1,134,495)	(133,875)
Wells Fargo & Co.
Expiration: 01/20/2023, Exercise Price: 40.00	(67)	(292,857)	(42,210)
TOTAL CALL OPTIONS WRITTEN (Premiums received $(1,249,887))			(1,048,583)
TOTAL OPTIONS WRITTEN (Premiums received $(1,249,887))			(1,048,583)
OTHER ASSETS IN EXCESS OF LIABILITIES—46.5%			56,315,288
NET ASSETS—100.0%			$121,237,590

ADR	American Depositary Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depositary Receipt
*	Non-income producing.
(a)	The rate shown is as of August 31, 2022.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
#	Security segregated as collateral for options written.
††	Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  73

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2022, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
Ireland
CRH PLC	Goldman Sachs	09/16/2025	1.69%	Monthly	48,255	$1,780,112	$(52,464)
United Kingdom
Informa PLC	Goldman Sachs	09/16/2025	1.69	Monthly	129,655	823,589	(72,939)
WH Smith PLC	Goldman Sachs	09/16/2025	1.69	Monthly	94,298	1,565,956	(94,704)
						2,389,545	(167,643)
Total Long						4,169,657	(220,107)
Short
Luxembourg
B&M European Value Retail SA	Goldman Sachs	09/16/2025	1.69	Monthly	(128,407)	$(551,780)	$93,298
South Korea
KakaoBank Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(22,564)	(460,541)	98,029
POSCO Chemical Co., Ltd.	Morgan Stanley	09/20/2022	2.33	Monthly	(2,102)	(264,017)	(3,693)
Samsung Biologics Co., Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(823)	(513,779)	56,049
						(1,238,337)	150,385
Taiwan
Advantech Co., Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(25,000)	(268,994)	16,452
Airtac International Group	Goldman Sachs	09/16/2025	2.33	Monthly	(26,000)	(703,869)	18,104
Compal Electronics, Inc.	Goldman Sachs	09/16/2025	2.33	Monthly	(597,000)	(446,218)	1,680
Formosa Petrochemical Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(81,000)	(223,008)	4,951
Formosa Petrochemical Corp.	Macquarie	09/19/2023	2.33	Monthly	(96,000)	(264,306)	5,732
Pan Jit International, Inc.	Goldman Sachs	09/16/2025	2.33	Monthly	(314,000)	(721,104)	10,583
SDI Corporation	Goldman Sachs	09/16/2025	2.33	Monthly	(115,000)	(449,610)	13,087
						(3,077,109)	70,589
United Kingdom
Anglo American PLC	Goldman Sachs	09/16/2025	1.69	Monthly	(26,114)	(844,266)	55,435
Antofagasta PLC	Goldman Sachs	09/18/2025	1.69	Monthly	(90,384)	(1,156,036)	67,365
Ashmore Group PLC	Goldman Sachs	09/16/2025	1.69	Monthly	(198,274)	(468,039)	59,724
Associated British Foods PLC	Goldman Sachs	09/16/2025	1.69	Monthly	(26,807)	(474,909)	41,866
Dunelm Group PLC	Goldman Sachs	09/16/2025	1.69	Monthly	(54,359)	(434,779)	102,290
Fevertree Drinks PLC	Goldman Sachs	09/16/2025	1.69	Monthly	(41,076)	(436,618)	50,379
Rolls-Royce Holdings PLC	Goldman Sachs	09/18/2025	1.69	Monthly	(548,223)	(490,389)	56,990
Schroders PLC	Goldman Sachs	09/18/2025	1.69	Monthly	(23,149)	(722,860)	81,130
Spectris PLC	Goldman Sachs	09/16/2025	1.69	Monthly	(23,678)	(767,436)	71,166
Whitbread PLC	Goldman Sachs	09/16/2025	1.69	Monthly	(8,469)	(246,354)	16,086
						(6,041,686)	602,431
United States
Adient PLC	Goldman Sachs	09/16/2025	2.33	Monthly	(18,971)	(629,837)	104,450
Total Short						(11,538,749)	1,021,153
Net unrealized gain/(loss) on Contracts For Difference							$801,046

The accompanying notes are an integral part of the financial statements.

74  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS GLOBAL LONG/SHORT FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2022 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Australia	$387,244	$—	$387,244	$—
Austria	575,983	—	575,983	—
Bermuda	2,113,119	2,113,119	—	—
Canada	9,693,872	9,693,872	—	—
Finland	1,323,139	—	1,323,139	—
France	6,221,951	—	6,221,951	—
Germany	2,048,479	—	2,048,479	—
India	1,816,421	1,816,421	—	—
Ireland	1,114,121	—	1,114,121	—
Israel	1,177,991	1,177,991	—	—
Japan	6,446,362	—	6,446,362	—
Netherlands	2,782,318	—	2,782,318	—
Norway	964,380	—	964,380	—
South Korea	500,157	—	500,157	—
Spain	395,952	—	395,952	—
Sweden	1,487,467	—	1,487,467	—
Switzerland	5,577,658	—	5,577,658	—
United Kingdom	6,361,659	3,867,374	2,494,285	—
United States	50,523,813	50,523,813	—	—
Short-Term Investments	15,993,268	11,491,059	4,502,209	—
Contracts For Difference
Equity Contracts	1,024,846	1,024,846	—	—
Total Assets	$118,530,200	$81,708,495	$36,821,705	$—

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Securities Sold Short
Australia	$(843,594)	$—	$(843,594)	$—
Austria	(523,743)	—	(523,743)	—
Belgium	(1,061,313)	—	(1,061,313)	—
Bermuda	(512,951)	(512,951)	—	—
Canada	(329,882)	(329,882)	—	—
China	(384,644)	(384,644)	—	—
Colombia	(532,325)	(532,325)	—	—
Denmark	(236,332)	—	(236,332)	—
Finland	(1,685,108)	—	(1,685,108)	—
France	(1,167,390)	—	(1,167,390)	—
Germany	(885,480)	—	(885,480)	—
Hong Kong	(1,346,956)	—	(1,346,956)	—
India	(889,653)	(889,653)	—	—
Ireland	(451,650)	—	(451,650)	—
Italy	(275,859)	—	(275,859)	—
Japan	(7,548,182)	—	(7,548,182)	—
Luxembourg	(329,443)	—	(329,443)	—
Netherlands	(516,647)	—	(516,647)	—
New Zealand	(348,376)	—	(348,376)	—
Spain	(516,691)	—	(516,691)	—
Sweden	(2,018,675)	—	(2,018,675)	—
Switzerland	(3,413,092)	—	(3,413,092)	—
United Kingdom	(455,562)	(455,562)	—	—
United States	(25,260,921)	(25,260,921)	—	—
Options Written
Equity Contracts	(1,048,583)	(579,855)	(468,728)	—
Contracts For Difference
Equity Contracts	(223,800)	(223,800)	—	—
Total Liabilities	$(52,806,852)	$(29,169,593)	$(23,637,259)	$—

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  75

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments

	NUMBER OF SHARES	VALUE
LONG POSITIONS—75.8%
COMMON STOCKS—64.9%
Brazil—10.3%
Banco do Brasil SA	176,500	$1,417,116
Cielo SA	2,260,600	2,394,262
Eletromidia SA*	380,078	759,805
Localiza Rent a Car SA*	56,611	663,892
Sendas Distribuidora SA	293,900	1,036,649
		6,271,724
China—16.7%
Agricultural Bank of China Ltd., Class A	186,000	60,778
Bank of Chengdu Co., Ltd., Class A†	423,500	961,091
Chacha Food Co., Ltd., Class A†	37,600	257,580
Chengdu Wintrue Holding Co., Ltd., Class A†	73,000	150,271
China Construction Bank Corp., Class H	94,000	58,109
China State Construction Engineering Corp., Ltd., Class A†	1,450,900	1,079,635
Fufeng Group Ltd.	952,000	534,939
Greentown China Holdings Ltd.	114,000	215,094
Hangzhou Tigermed Consulting Co., Ltd., Class H	54,200	536,627
Industrial & Commercial Bank of China Ltd., Class H	120,000	60,965
Jiangsu Changshu Rural Commercial Bank Co., Ltd., Class A†	661,100	746,723
Kweichow Moutai Co., Ltd., Class A†	3,900	1,086,268
Pharmaron Beijing Co., Ltd., Class H	16,550	109,473
Rianlon Corp., Class A†	112,200	845,164
Shandong Hi-Speed Road & Bridge Co., Ltd., Class A†	773,200	1,014,226
Tangshan Port Group Co., Ltd., Class A†	1,481,600	561,868
Xiamen Xiangyu Co., Ltd., Class A†	183,200	241,572
YTO Express Group Co., Ltd., Class A	304,200	864,764
YTO Express Group Co., Ltd., Class A†	107,600	305,880
Yunnan Botanee Bio-Technology Group Co., Ltd., Class A†	16,300	439,730
		10,130,757
Greece—0.4%
JUMBO SA	15,503	221,628
Hong Kong—2.3%
WH Group Ltd.	2,043,000	1,391,944
Hungary—0.3%
MOL Hungarian Oil & Gas PLC	12,387	85,351
Richter Gedeon Nyrt	4,221	85,104
		170,455
India—1.5%
Bharti Airtel Ltd.	34,002	308,005
Bharti Airtel Ltd.	4,611	19,865
Power Grid Corp. of India Ltd.	155,908	446,376
Reliance Industries Ltd.	4,150	135,954
		910,200
	NUMBER OF SHARES	VALUE
Indonesia—3.8%
Bank Mandiri Persero Tbk PT	2,243,900	$1,335,312
Indofood CBP Sukses Makmur Tbk PT	1,068,300	597,923
Indofood Sukses Makmur Tbk PT	936,800	393,002
		2,326,237
Israel—0.8%
Mizrahi Tefahot Bank Ltd.	12,103	492,237
Malaysia—2.4%
Petronas Chemicals Group Bhd	398,700	782,038
RHB Bank Bhd	532,300	680,163
		1,462,201
Mexico—2.2%
Alpek SAB de CV	344,600	473,629
Arca Continental SAB de CV	64,500	436,563
Grupo Bimbo SAB de CV, Class A	98,000	330,145
Industrias Bachoco SAB de CV, Class B	24,100	95,268
		1,335,605
Russia—0.0%
Fix Price Group Ltd. - GDR‡	21,704	0
South Africa—1.1%
Life Healthcare Group Holdings Ltd.	80,844	94,731
Pick n Pay Stores Ltd.	33,970	122,582
Sappi Ltd.*	35,677	95,101
Shoprite Holdings Ltd.	25,934	351,666
		664,080
South Korea—9.0%
GS Holdings Corp.	35,315	1,212,436
Hite Jinro Co., Ltd.	12,951	293,977
JYP Entertainment Corp.	5,655	256,020
KB Financial Group, Inc.	3,705	136,007
Orion Corp.	9,373	686,615
Osstem Implant Co., Ltd.	10,374	993,271
SK Hynix, Inc.	10,698	752,155
Woori Financial Group, Inc.	121,319	1,097,443
		5,427,924
Taiwan—8.0%
Accton Technology Corp.	142,000	1,307,622
Asia Vital Components Co., Ltd.	17,000	59,884
Compeq Manufacturing Co., Ltd.	568,000	974,012
Hiwin Technologies Corp.	54,617	368,643
Lotes Co., Ltd.	26,328	624,187
Nanya Technology Corp.	565,000	981,287
Pegavision Corp.	28,000	387,444
SinoPac Financial Holdings Co., Ltd.	216,420	122,691
Wiwynn Corp.	2,000	50,067
		4,875,837
Thailand—5.2%
AP Thailand PCL - NVDR	3,725,400	1,020,040
Indorama Ventures PCL	140,000	166,061
Kiatnakin Phatra Bank PCL - NVDR	529,500	1,051,003
Supalai PCL - NVDR	1,156,500	618,116
Thanachart Capital PCL	240,700	267,353
		3,122,573

The accompanying notes are an integral part of the financial statements.

76  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)

	NUMBER OF SHARES	VALUE
United States—0.9%
Micron Technology, Inc.†	9,170	$518,380
TOTAL COMMON STOCKS (Cost $39,561,280)		39,321,782
PREFERRED STOCKS—1.1%
South Korea—1.1%
Samsung Electronics Co., Ltd. 2.637%	16,283	658,683
TOTAL PREFERRED STOCKS (Cost $313,475)		658,683
EXCHANGE TRADED FUNDS—0.3%
Thailand—0.3%
Jasmine Broadband Internet Infrastructure Fund	620,800	151,529
TOTAL EXCHANGE TRADED FUNDS (Cost $214,026)		151,529
SHORT-TERM INVESTMENTS—9.5%
Tri-State Deposit, 2.45%(a)	4,514,191	4,514,191
U.S. Bank Money Market Deposit Account, 2.00%(a)	1,263,351	1,263,351
TOTAL SHORT-TERM INVESTMENTS (Cost $5,777,542)		5,777,542
TOTAL INVESTMENTS—75.8% (Cost $45,866,323)		45,909,536
SECURITIES SOLD SHORT—(0.1%)
COMMON STOCKS—(0.1%)
United Kingdom—(0.1%)
Antofagasta PLC	(4,081)	(51,926)
TOTAL COMMON STOCKS (Proceeds $(72,388))		(51,926)
TOTAL SECURITIES SOLD SHORT—(0.1%) (Proceeds $(72,388))		(51,926)
OTHER ASSETS IN EXCESS OF LIABILITIES—24.3%		14,758,005
NET ASSETS—100.0%		$60,615,615

GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipt
PLC	Public Limited Company
*	Non-income producing.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
(a)	The rate shown is as of August 31, 2022.
‡	Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2022, these securities amounted to $0 or 0.0% of net assets.

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  77

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)

Contracts For Difference held by the Fund at August 31, 2022, are as follows:

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Long
Austria
Erste Group Bank AG	Goldman Sachs	09/16/2025	-0.08%	Monthly	4,320	$97,595	$(7,700)
Raiffeisen Bank International AG	Morgan Stanley	09/20/2022	0.00	Monthly	12,559	159,532	(9,741)
						257,127	(17,441)
Brazil
Itau Unibanco Holding SA - SP ADR	Goldman Sachs	09/16/2025	2.33	Monthly	125,753	621,220	(39,836)
Canada
Parex Resources, Inc.	Goldman Sachs	09/16/2025	3.06	Monthly	6,915	110,621	8,868
Chile
Banco Santander Chile - ADR	Morgan Stanley	09/20/2022	2.33	Monthly	31,664	507,891	(21,602)
China
Alibaba Group Holding Ltd.	Goldman Sachs	09/16/2025	1.90	Monthly	20,900	251,108	11,363
Alibaba Group Holding Ltd. - SP ADR	Goldman Sachs	09/16/2025	1.90	Monthly	7,953	758,796	21,846
JD.com, Inc. - ADR	Goldman Sachs	09/16/2025	1.90	Monthly	2,965	188,248	18,225
JD.com, Inc., Class A	Goldman Sachs	09/16/2025	1.90	Monthly	804	25,282	2,601
Jiangsu Phoenix Publishing & Media Corp., Ltd., Class A	Goldman Sachs	09/16/2025	2.33	Monthly	255,900	316,258	68,856
Meihua Holdings Group Co., Class A	Goldman Sachs	09/16/2025	2.33	Monthly	936,700	1,422,587	(124,989)
Netdragon Websoft Holdings Ltd.	Goldman Sachs	09/18/2025	1.90	Monthly	120,000	261,445	21,796
NetEase, Inc. - ADR	Bank of America	06/01/2023	1.57	Monthly	18,376	1,626,459	(86,653)
Shanghai International Port Group Co., Ltd., Class A	Goldman Sachs	09/16/2025	2.33	Monthly	140,200	110,021	(2,460)
Tencent Holdings Ltd.	Goldman Sachs	09/16/2025	1.90	Monthly	11,200	466,910	33,916
Yangtze Optical Fibre and Cable Joint Stock Ltd., Co., Class H	Goldman Sachs	09/16/2025	1.90	Monthly	809,000	1,836,785	324,325
Zhejiang Entive Smart Kitchen Appliance Co., Ltd., Class A	Goldman Sachs	09/16/2025	2.33	Monthly	18,500	144,239	(22,212)
						7,408,138	266,614
France
TotalEnergies SE	Goldman Sachs	09/18/2025	-0.08	Monthly	4,681	238,455	(3,845)
India
Reliance Industries Ltd. - GDR	Goldman Sachs	09/16/2025	2.33	Monthly	19,036	1,254,472	(27,337)
Indonesia
Telkom Indonesia Persero Tbk PT - SP ADR	Goldman Sachs	09/16/2025	2.33	Monthly	4,595	138,172	(3,510)
Mexico
Grupo Aeroportuario del Centro Norte SAB de CV - SP ADR	Goldman Sachs	09/16/2025	2.33	Monthly	11,647	608,789	(30,521)
Grupo Aeroportuario del Pacifico SAB de CV - SP ADR	Goldman Sachs	09/16/2025	2.33	Monthly	9,716	1,385,210	(93,447)
Grupo Comercial Chedraui SA de CV	Morgan Stanley	09/20/2022	2.33	Monthly	153,100	434,454	(26,958)
						2,428,453	(150,926)
Portugal
Jeronimo Martins SGPS SA	Goldman Sachs	09/18/2025	-0.05	Monthly	36,097	801,696	(10,984)
Russia
Detsky Mir PJSC	Goldman Sachs	09/18/2025	2.33	Monthly	316,240	–	(469,914)
Headhunter Group PLC - ADR	Morgan Stanley	09/20/2022	2.33	Monthly	7,725	–	(116,192)
Magnit PJSC - SP GDR	Goldman Sachs	09/16/2025	2.33	Monthly	37,249	–	(462)
Sberbank of Russia PJSC - SP ADR	Goldman Sachs	09/16/2025	2.33	Monthly	23,338	–	(1,059)
						–	(587,627)
Saudi Arabia
Al Rajhi Bank	Goldman Sachs	09/16/2025	2.33	Monthly	14,771	354,441	7,778

The accompanying notes are an integral part of the financial statements.

78  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Singapore
DBS Group Holdings Ltd.	Goldman Sachs	09/16/2025	2.16	Monthly	13,751	$320,786	$2,529
Golden Agri-Resources Ltd.	Goldman Sachs	09/16/2025	2.00	Monthly	1,372,700	275,041	(227)
						595,827	2,302
South Africa
Airtel Africa PLC	Goldman Sachs	09/16/2025	0.85	Monthly	263,214	404,540	(41,870)
South Korea
Hana Financial Group, Inc.	Goldman Sachs	09/16/2025	2.33	Monthly	14,700	431,367	(9,100)
JB Financial Group Co., Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	72,422	410,963	(8,935)
KT Corp. - SP ADR	HSBC	09/20/2022	2.29	Monthly	133,524	1,831,948	(59,818)
SK Hynix, Inc.	Goldman Sachs	09/16/2025	1.89	Monthly	5,176	368,401	(14,637)
						3,042,679	(92,490)
Taiwan
Nanya Technology Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	882,000	1,547,393	(36,165)
Taiwan Semiconductor Manufacturing Co., Ltd.	Goldman Sachs	09/18/2025	2.33	Monthly	5,251	87,121	(4,867)
Taiwan Semiconductor Manufacturing Co., Ltd. - SP ADR	Goldman Sachs	09/18/2025	2.33	Monthly	1,431	119,274	(9,260)
						1,753,788	(50,292)
United States
SMART Global Holdings, Inc.	Goldman Sachs	09/16/2025	2.33	Monthly	5,153	94,558	(10,923)
Total Long						20,012,078	(773,121)
Short
Brazil
B3 SA - Brasil Bolsa Balcao	Bank of America	06/01/2023	1.57	Monthly	(41,500)	(95,326)	10,645
Hapvida Participacoes e Investimentos SA	Goldman Sachs	09/16/2025	2.33	Monthly	(45,932)	(64,540)	5,431
Natura & Co. Holding SA	Morgan Stanley	09/20/2022	2.33	Monthly	(87,100)	(242,930)	5,393
OI SA	Goldman Sachs	09/16/2025	2.33	Monthly	(1,750,300)	(181,678)	8,274
Pagseguro Digital Ltd., Class A	Goldman Sachs	09/16/2025	2.33	Monthly	(6,679)	(103,792)	(4,195)
						(688,266)	25,548
China
AAC Technologies Holdings, Inc.	Goldman Sachs	09/16/2025	0.96	Monthly	(277,000)	(515,976)	10,013
Bilibili, Inc. - SP ADR	Goldman Sachs	09/16/2025	2.33	Monthly	(14,946)	(373,052)	(5,270)
China East Airlines Corp., Ltd., Class H	Goldman Sachs	09/16/2025	0.96	Monthly	(466,000)	(160,900)	5,816
China National Building Material Co., Ltd., Class H	Goldman Sachs	09/16/2025	0.96	Monthly	(84,000)	(79,626)	4,829
China Southern Airlines Co., Ltd.,Class H	Goldman Sachs	09/16/2025	0.96	Monthly	(650,000)	(351,969)	114
CSPC Pharmaceutical Group Ltd.	Goldman Sachs	09/16/2025	0.96	Monthly	(206,000)	(209,709)	12,108
Dali Foods Group Co., Ltd.	Goldman Sachs	09/16/2025	0.96	Monthly	(601,500)	(275,127)	89
Flat Glass Group Co., Ltd., Class H	Bank of America	06/01/2023	0.13	Monthly	(83,000)	(274,421)	(4,822)
GDS Holdings Ltd. - ADR	Goldman Sachs	09/16/2025	2.33	Monthly	(10,523)	(286,647)	13,175
Haidilao International Holding Ltd.	Goldman Sachs	09/16/2025	0.96	Monthly	(198,000)	(469,224)	(49,796)
Hangzhou Silan Microelectronics Co., Ltd., Class A	HSBC	09/20/2022	2.29	Monthly	(77,200)	(444,122)	51,679
Hua Hong Semiconductor Ltd.	Goldman Sachs	09/16/2025	0.96	Monthly	(80,000)	(236,472)	13,291
IQIYI, Inc. - ADR	Goldman Sachs	09/16/2025	2.33	Monthly	(31,476)	(115,202)	12,057
Kanzhun Ltd. - ADR	Goldman Sachs	09/16/2025	2.33	Monthly	(9,815)	(230,554)	(18,379)
Luxshare Precision Industry Co., Ltd., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(33,000)	(179,601)	(1,967)

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  79

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
China—(continued)
NIO, Inc. - ADR	Goldman Sachs	09/16/2025	2.33	Monthly	(21,623)	$(430,514)	$21,989
Shenzhen Goodix Technology Co., Ltd, Class A	Goldman Sachs	09/16/2025	2.33	Monthly	(27,700)	(228,746)	18,889
Shenzhen Goodix Technology Co., Ltd, Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(4,111)	(33,948)	2,874
Shenzhou International Group Holdings Ltd.	Goldman Sachs	09/16/2025	0.96	Monthly	(23,100)	(242,369)	1,403
Skshu Paint Co., Ltd., Class A	HSBC	09/20/2022	2.29	Monthly	(32,700)	(442,075)	9,886
Sunny Optical Technology Group Co., Ltd.	Goldman Sachs	09/16/2025	0.96	Monthly	(48,200)	(662,630)	77,617
Vipshop Holdings Ltd. - ADR	Goldman Sachs	09/16/2025	2.33	Monthly	(45,535)	(528,661)	(74,766)
Wanhua Chemical Group Co., Ltd., Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(22,900)	(294,208)	(3,363)
Weibo Corp. - SP ADR	Goldman Sachs	09/16/2025	2.33	Monthly	(14,338)	(296,653)	(20,280)
Will Semiconductor Co., Ltd., Shanghai, Class A	Goldman Sachs	09/16/2025	2.33	Monthly	(32,535)	(442,392)	70,828
Wingtech Technology Co., Ltd., Class A	Goldman Sachs	09/16/2025	2.33	Monthly	(33,400)	(312,976)	29,268
Xiabuxiabu Catering Management China Holdings Co., Ltd.	Goldman Sachs	09/16/2025	0.96	Monthly	(164,000)	(77,521)	(9,590)
Xiaomi Corp., Class B	Goldman Sachs	09/16/2025	0.96	Monthly	(402,400)	(592,677)	6,345
Xinyi Solar Holdings Ltd.	Goldman Sachs	09/16/2025	0.96	Monthly	(100,000)	(138,112)	14,549
Yihai International Holding Ltd.	Goldman Sachs	09/16/2025	0.96	Monthly	(120,000)	(303,031)	25,761
Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	Goldman Sachs	09/16/2025	0.96	Monthly	(706,200)	(319,417)	8,204
						(9,548,532)	222,551
Hong Kong
China Resources Beer Holdings Co., Ltd.	Goldman Sachs	09/16/2025	0.96	Monthly	(24,000)	(167,722)	(2,866)
China Taiping Insurance Holdings Co., Ltd.	Goldman Sachs	09/16/2025	0.96	Monthly	(136,400)	(139,724)	(134)
Nine Dragons Paper Holdings Ltd.	Goldman Sachs	09/16/2025	0.96	Monthly	(340,000)	(267,280)	31,719
Techtronic Industries Co., Ltd.	Goldman Sachs	09/16/2025	0.96	Monthly	(41,500)	(492,795)	13,299
Xinyi Glass Holdings Ltd.	Goldman Sachs	09/16/2025	0.96	Monthly	(223,000)	(413,684)	24,007
						(1,481,205)	66,025
Hungary
OTP Bank Nyrt PLC	Goldman Sachs	09/16/2025	10.29	Monthly	(8,175)	(174,197)	15,461
India
Dr Reddy’s Laboratories Ltd. - ADR	Goldman Sachs	09/16/2025	2.33	Monthly	(8,965)	(468,780)	14,645
Infosys Ltd. - SP ADR	Goldman Sachs	09/16/2025	2.33	Monthly	(28,407)	(519,848)	53,016
Renew Energy Global PLC, Class A	Morgan Stanley	09/20/2022	2.33	Monthly	(38,736)	(262,630)	14,391
Tata Motors Ltd. - SP ADR	Goldman Sachs	09/16/2025	2.33	Monthly	(11,021)	(319,609)	21,804
Wipro Ltd. - ADR	Goldman Sachs	09/16/2025	2.33	Monthly	(100,632)	(504,166)	47,743
						(2,075,033)	151,599
Indonesia
Unilever Indonesia Tbk PT	Macquerie	09/19/2023	0.31	Monthly	(1,407,300)	(435,203)	19,268
Israel
Camtek Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(6,685)	(180,495)	22,850
Nova Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(1,536)	(152,556)	14,435
Playtika Holding Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(16,792)	(176,820)	27,704
Wix.com Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(4,137)	(261,831)	48,615
						(771,702)	113,604

The accompanying notes are an integral part of the financial statements.

80  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Malaysia
Hartalega Holdings Bhd	HSBC	09/20/2022	2.29	Monthly	(169,600)	$(62,906)	$4,267
Top Glove Corp. Bhd	Morgan Stanley	09/22/2022	2.33	Monthly	(1,029,500)	(185,174)	7,147
						(248,080)	11,414
Mexico
Cemex SAB de CV - SP ADR	Bank of America	06/01/2023	1.57	Monthly	(33,588)	(125,619)	27,277
Kimberly-Clark de Mexico SAB de CV, Class A	Goldman Sachs	09/16/2025	2.33	Monthly	(105,900)	(143,765)	8,152
						(269,384)	35,429
Russia
Mail.Ru Group - GDR	Morgan Stanley	09/20/2022	2.33	Monthly	(77,484)	–	66,193
Ozon Holdings PLC - ADR	Goldman Sachs	09/16/2025	2.33	Monthly	(27,082)	–	314,405
						–	380,598
Singapore
Grab Holdings Ltd., Class A	Goldman Sachs	09/16/2025	2.33	Monthly	(56,340)	(160,569)	45,774
Starhub Ltd.	Goldman Sachs	09/16/2025	2.00	Monthly	(223,000)	(196,279)	1,716
						(356,848)	47,490
South Africa
AVI Ltd.	Goldman Sachs	09/16/2025	5.32	Monthly	(60,411)	(259,578)	(9,296)
Tiger Brands Ltd.	Goldman Sachs	09/16/2025	5.32	Monthly	(52,146)	(507,555)	(2,831)
						(767,133)	(12,127)
South Korea
Amorepacific Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(4,076)	(374,826)	24,287
Celltrion Healthcare Co., Ltd.	Morgan Stanley	09/20/2022	2.33	Monthly	(2,579)	(139,020)	15,140
Chunbo Co., Ltd.	Morgan Stanley	09/20/2022	2.33	Monthly	(1,768)	(300,185)	48,414
Hanon Systems	Morgan Stanley	09/20/2022	2.33	Monthly	(14,616)	(112,553)	7,593
Hansol Chemical Co., Ltd.	Morgan Stanley	09/20/2022	2.33	Monthly	(1,587)	(259,250)	24,717
Hanwha Chemical Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(3,613)	(142,084)	(9,832)
Hybe Co., Ltd.	Morgan Stanley	09/20/2022	2.33	Monthly	(643)	(87,252)	4,658
KIWOOM Securities Co., Ltd.	Morgan Stanley	09/20/2022	2.33	Monthly	(6,219)	(398,001)	29,251
Kolmar BNH Co., Ltd.	Citigroup	09/19/2023	2.32	Monthly	(4,187)	(81,233)	5,205
Kumho Petrochemical Co., Ltd.	Morgan Stanley	09/20/2022	2.33	Monthly	(2,485)	(241,524)	13,959
LG Chem Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(142)	(67,096)	4,815
Lg Display Co., Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(27,759)	(323,756)	28,610
LG Household & Health Care Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(418)	(222,508)	11,557
Lotte Chemical Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(1,978)	(258,794)	23,291
NAVER Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(696)	(124,885)	13,280
NCSoft Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(1,116)	(315,806)	6,900
Netmarble Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(4,927)	(233,909)	24,246
POSCO Chemical Co., Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(2,862)	(359,475)	(4,830)
Samsung Electro-Mechanics Co., Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(4,138)	(433,120)	3,719
Sillajen, Inc.	Goldman Sachs	09/18/2025	2.33	Monthly	(10,490)	(25,805)	70,633
SK Biopharmaceuticals Co., Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(2,152)	(115,198)	14,678
SK IE Technology Co., Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(1,886)	(117,315)	16,245
						(4,733,595)	376,536
Taiwan
Acer, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(689,000)	(498,004)	11,225
Advanced Wireless Semiconductor Co.	Goldman Sachs	09/16/2025	2.33	Monthly	(135,000)	(363,696)	(22,259)
Airtac International Group	Goldman Sachs	09/16/2025	2.33	Monthly	(9,000)	(243,647)	6,305
ASMedia Technology, Inc.	Goldman Sachs	09/16/2025	2.33	Monthly	(16,000)	(491,499)	29,313
Asustek Computer, Inc.	Goldman Sachs	09/16/2025	2.33	Monthly	(62,000)	(519,425)	(1,459)
AU Optronics Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(841,000)	(462,809)	(18,629)
Compal Electronics, Inc.	Goldman Sachs	09/16/2025	2.33	Monthly	(443,000)	(331,113)	1,227
Dyaco International, Inc.	HSBC	09/20/2022	2.29	Monthly	(70,000)	(100,041)	(7,094)
Elan Microelectronics Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(97,000)	(309,444)	24,630
Faraday Technology Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(49,000)	(301,173)	–

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  81

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (continued)

REFERENCE COMPANY	COUNTERPARTY	EXPIRATION DATE	FINANCING RATE	PAYMENT FREQUENCY	NUMBER OF CONTRACTS LONG/ (SHORT)	NOTIONAL AMOUNT	UNREALIZED APPRECIATION (DEPRECIATION)
Taiwan—(continued)
FocalTech Systems Co., Ltd.	HSBC	09/20/2022	2.29	Monthly	(133,000)	$(336,460)	$(229)
Genius Electronic Optical Co., Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(21,000)	(309,782)	(24,446)
Giant Manufacturing Co., Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(21,000)	(165,240)	18,517
HannStar Display Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(846,000)	(332,146)	(28,540)
Innolux Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(1,028,000)	(408,667)	(9,663)
Inventec Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(449,000)	(341,498)	18,940
Kinsus Interconnect Technology Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(138,000)	(557,667)	56,353
Largan Precision Co., Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(9,000)	(578,070)	53,539
Mediatek, Inc.	Goldman Sachs	09/16/2025	2.33	Monthly	(22,000)	(482,103)	35,921
Merry Electronics Co., Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(91,139)	(252,719)	9,526
Micro-Star International Co., Ltd.	Morgan Stanley	09/20/2022	2.33	Monthly	(92,000)	(347,598)	42,751
Nan Ya Printed Circuit Board Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(70,000)	(622,094)	21,222
Nantex Industry Co., Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(259,000)	(364,195)	(291)
Novatek Microelectronics Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(35,000)	(302,998)	2,276
Nuvoton Technology Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(26,000)	(107,203)	(1,572)
Nuvoton Technology Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(76,000)	(313,363)	(8,985)
Pan Jit International, Inc.	Morgan Stanley	09/20/2022	2.33	Monthly	(272,000)	(624,650)	9,275
Parade Technologies Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(13,000)	(368,591)	47,590
Powerchip Semiconductor Manufacturing Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(352,000)	(398,403)	11,449
Realtek Semiconductor Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(48,000)	(545,643)	31,803
Rexon Industrial Corp., Ltd.	Bank of America	06/01/2023	1.57	Monthly	(110,000)	(124,320)	(5,275)
SDI Corporation	Morgan Stanley	09/20/2022	2.33	Monthly	(82,000)	(320,591)	15,341
Silergy Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(20,000)	(350,226)	74,060
TSRC Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(314,000)	(290,918)	4,760
Unimicron Technology Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(111,000)	(552,493)	47,809
UPI Semiconductor Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(35,000)	(346,694)	17,524
USI Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(216,000)	(168,542)	896
Win Semiconductors Corp.	Morgan Stanley	09/20/2022	2.33	Monthly	(45,000)	(263,901)	(3,213)
Yageo Corp.	Goldman Sachs	09/16/2025	2.33	Monthly	(23,000)	(248,230)	6,429
						(14,045,856)	467,026
Thailand
COM7 PCL - NVDR	Morgan Stanley	09/20/2022	2.33	Monthly	(396,000)	(374,686)	2,563
KCE Electronics PCL - NVDR	Morgan Stanley	09/20/2022	2.33	Monthly	(160,800)	(239,243)	20,444
Kerry Express Thailand - NVDR	Morgan Stanley	09/20/2022	2.33	Monthly	(294,300)	(175,147)	1,061
Muangthai Capital PCL - NVDR	Morgan Stanley	09/20/2022	2.33	Monthly	(368,800)	(429,866)	41,191
Siam Cement PCL, (The) - NVDR	Goldman Sachs	09/16/2025	2.33	Monthly	(29,100)	(285,713)	14,183
Sri Trang Agro-Industry PCL - NVDR	Morgan Stanley	09/20/2022	2.33	Monthly	(615,300)	(381,372)	3,841
TOA Paint Thailand PCL - NVDR	Morgan Stanley	09/20/2022	2.33	Monthly	(189,700)	(159,980)	(1,059)
						(2,046,007)	82,224
United Arab Emirates
Dubai Financial Market PJSC	Goldman Sachs	09/16/2025	2.33	Monthly	(36,018)	(17,553)	(307)
United Kingdom
Antofagasta PLC	Goldman Sachs	09/18/2025	1.69	Monthly	(13,069)	(167,156)	4,953
United States
Adient PLC	Goldman Sachs	09/16/2025	2.33	Monthly	(4,836)	(160,555)	26,349
Alpha & Omega Semiconductor Ltd.	Goldman Sachs	09/16/2025	2.33	Monthly	(12,194)	(471,420)	52,736
						(631,975)	79,085
Total Short						(38,457,725)	2,086,377
Net unrealized gain/(loss) on Contracts For Difference							$1,313,256

The accompanying notes are an integral part of the financial statements.

82   |   Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
BOSTON PARTNERS EMERGING MARKETS DYNAMIC EQUITY FUND	Portfolio Of Investments (concluded)

A summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2022 is as follows (see Notes to Portfolio of Investments):

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stock
Brazil	$6,271,724	$6,271,724	$—	$—
China	10,130,757	—	10,130,757	—
Greece	221,628	—	221,628	—
Hong Kong	1,391,944	—	1,391,944	—
Hungary	170,455	—	170,455	—
India	910,200	—	910,200	—
Indonesia	2,326,237	—	2,326,237	—
Israel	492,237	—	492,237	—
Malaysia	1,462,201	—	1,462,201	—
Mexico	1,335,605	1,335,605	—	—
Russia	—	—	—	— *
South Africa	664,080	122,582	541,498	—
South Korea	5,427,924	—	5,427,924	—
Taiwan	4,875,837	—	4,875,837	—
Thailand	3,122,573	433,414	2,689,159	—
United States	518,380	518,380	—	—
Preferred Stock
South Korea	658,683	—	658,683	—
Exchange Traded Funds
Thailand	151,529	151,529	—	—
Short-Term Investments	5,777,542	1,263,351	4,514,191	—
Contracts For Difference
Equity Contracts	2,963,718	2,512,487	—	451,231
Total Assets	$48,873,254	$12,609,072	$35,812,951	$451,231

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Securities Sold Short
United Kingdom	(51,926)	—	(51,926)	—
Contracts For Difference
Equity Contracts	(1,650,462)	(1,062,835)	—	(587,627)
Total Liabilities	$(1,702,388)	$(1,062,835)	$(51,926)	$(587,627)

*	Value equals zero as of the end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Annual Report 2022   |   83

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
STATEMENTS OF ASSETS AND LIABILITIES

	Boston Partners All-Cap Value Fund	Boston Partners Small Cap Value Fund II	WPG Partners Select Small Cap Value Fund	WPG Partners Small/Micro Cap Value Fund
ASSETS
Investments in securities, at value †^	$1,410,428,002	$756,938,066	$16,346,430	$31,090,309
Investments purchased with proceeds from securities lending collateral, at value *	111,121,981	150,679,396	—	5,344,277
Short-term investments, at value **	27,830,979	20,753,960	1,654,756	1,213,921
Cash	—	—	—	—
Foreign currency, at value #	—	—	—	5,095
Offering costs	—	—	5,316	—
Receivables	—	—	—	—
Investments sold	—	20,010	—	16,387
Foreign currency deposits with brokers for securities sold short #	—	—	—	—
Deposits with brokers for contracts for difference	—	—	—	—
Deposits with brokers for securities sold short	—	—	—	—
Capital shares sold	1,270,604	283,690	81,400	23,116
Dividends and interest	2,930,895	704,763	11,983	48,179
Due from advisor	—	—	4,146	—
Due from custodian	—	—	—	—
Unrealized appreciation on contracts for difference ◊	—	—	—	—
Prepaid expenses and other assets	78,929	49,810	4,868	10,198
Total assets	1,553,661,390	929,429,695	18,108,899	37,751,482
LIABILITIES
Securities sold short, at fair value ‡	—	—	—	—
Options written, at value +◊	2,794,560	—	—	—
Foreign currency overdraft	—	—	—	—
Payables
Securities lending collateral (note 8)	111,121,981	150,679,396	—	5,344,277
Investments purchased	—	2,385,502	218,375	81,623
Capital shares redeemed	7,275,762	4,221,602	—	—
Due to prime broker	—	—	—	—
Investment advisory fees	933,529	603,534	—	17,736
Custodian fees	21,638	450	2,282	536
Distribution and service fees	42,913	84,803	—	—
Dividends on securities sold short	—	—	—	—
Administration and accounting fees	161,109	67,459	10,367	6,272
Transfer agent fees	166,459	64,092	1,909	1,508
Unrealized depreciation on contracts for difference ◊	—	—	—	—
Other accrued expenses and liabilities	77,515	49,514	30,917	35,340
Total liabilities	122,595,466	158,156,352	263,850	5,487,292
Net Assets	$1,431,065,924	$771,273,343	$17,845,049	$32,264,190
NET ASSETS CONSIST OF:
Par value	$46,539	$28,201	$1,899	$1,619
Paid-in Capital	819,617,780	571,714,663	18,992,380	25,152,483
Total Distributable earnings/(loss)	611,401,605	199,530,479	(1,149,230)	7,110,088
Net Assets	$1,431,065,924	$771,273,343	$17,845,049	$32,264,190
INSTITUTIONAL CLASS
Net assets	$1,200,628,703	$688,375,049	$17,845,049	$32,264,190
Shares outstanding	39,003,699	25,026,818	1,899,058	1,619,441
Net asset value, offering and redemption price per share	$30.78	$27.51	$9.40	$19.92
INVESTOR CLASS
Net assets	$230,437,221	$82,898,294	$—	$—
Shares outstanding	7,535,516	3,174,337	—	—
Net asset value, offering and redemption price per share	$30.58	$26.12	$—	$—
† Investments in securities, at cost	$908,001,063	$585,579,511	$17,197,662	$28,343,595
^ Includes market value of securities on loan	$107,953,391	$145,477,036	$—	$5,172,762
* Investments purchased with proceeds from securities lending collateral, at cost	$111,121,981	$150,679,396	$—	$5,344,277
** Short-term investments, at cost	$27,830,979	$20,753,960	$1,654,756	$1,213,921
Purchased options, at cost	$—	$—	$—	$—
# Foreign currency, at cost	$—	$—	$—	$5,149
‡ Proceeds received, securities sold short	$—	$—	$—	$—
+ Premiums received, options written	$3,462,154	$—	$—	$—
◊ Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

84  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
STATEMENTS OF ASSETS AND LIABILITIES (continued)

	Boston Partners Global Sustainability Fund	Boston Partners Global Equity Fund	Boston Partners Emerging Markets Fund	Boston Partners Long/Short Equity Fund
ASSETS
Investments in securities, at value †^	$21,168,868	$165,085,691	$19,114,339	$58,780,149
Investments purchased with proceeds from securities lending collateral, at value *	—	14,200,918	—	8,554,091
Short-term investments, at value **	1,505,350	5,064,086	1,838,939	6,082,852
Cash	—	—	—	4,253
Foreign currency, at value #	—	—	487	—
Offering costs	5,316	—	—	—
Receivables	—	—	—	—
Investments sold	—	539,624	301,038	347,020
Foreign currency deposits with brokers for securities sold short #	—	—	—	2,986,037
Deposits with brokers for contracts for difference	—	—	296,642	—
Deposits with brokers for securities sold short	—	—	—	7,391,795
Capital shares sold	—	25,000	—	174,164
Dividends and interest	68,002	920,557	67,666	128,203
Due from advisor	3,553	—	964	—
Due from custodian	—	—	141,863	—
Unrealized appreciation on contracts for difference ◊	—	—	36,867	421,503
Prepaid expenses and other assets	3,475	13,485	9,781	16,945
Total assets	22,754,564	185,849,361	21,808,586	84,887,012
LIABILITIES
Securities sold short, at fair value ‡	—	—	—	9,339,997
Options written, at value +◊	—	—	—	82,858
Foreign currency overdraft	—	—	—	—
Payables
Securities lending collateral (note 8)	—	14,200,918	—	8,554,091
Investments purchased	56,914	—	—	266,496
Capital shares redeemed	—	—	—	2,418
Due to prime broker	—	—	—	—
Investment advisory fees	—	148,077	—	93,285
Custodian fees	3,397	9,542	—	3,314
Distribution and service fees	—	—	—	4,025
Dividends on securities sold short	—	—	—	1,683
Administration and accounting fees	12,982	18,627	9,683	10,886
Transfer agent fees	3,402	11,405	6,110	3,764
Unrealized depreciation on contracts for difference ◊	—	—	235,504	2,124
Other accrued expenses and liabilities	38,020	53,828	53,274	69,071
Total liabilities	114,715	14,442,397	304,571	18,434,012
Net Assets	$22,639,849	$171,406,964	$21,504,015	$66,453,000
NET ASSETS CONSIST OF:
Par value	$2,627	$9,173	$2,499	$4,651
Paid-in Capital	26,216,540	176,043,945	25,788,583	33,465,151
Total Distributable earnings/(loss)	(3,579,318)	(4,646,154)	(4,287,067)	32,983,198
Net Assets	$22,639,849	$171,406,964	$21,504,015	$66,453,000
INSTITUTIONAL CLASS
Net assets	$22,639,849	$171,406,964	$21,504,015	$54,733,035
Shares outstanding	2,626,775	9,173,108	2,498,676	3,716,136
Net asset value, offering and redemption price per share	$8.62	$18.69	$8.61	$14.73
INVESTOR CLASS
Net assets	$—	$—	$—	$11,719,965
Shares outstanding	—	—	—	934,563
Net asset value, offering and redemption price per share	$—	$—	$—	$12.54
† Investments in securities, at cost	$23,707,669	$147,969,161	$20,256,120	$42,936,118
^ Includes market value of securities on loan	$—	$13,862,258	$—	$8,280,895
* Investments purchased with proceeds from securities lending collateral, at cost	$—	$14,200,918	$—	$8,554,091
** Short-term investments, at cost	$1,505,350	$5,064,086	$1,838,939	$6,082,852
Purchased options, at cost	$—	$—	$—	$—
# Foreign currency, at cost	$—	$—	$625	$3,205,027
‡ Proceeds received, securities sold short	$—	$—	$—	$20,447,465
+ Premiums received, options written	$—	$—	$—	$202,054
◊ Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  85

BOSTON PARTNERS INVESTMENT FUNDS	August 31, 2022
STATEMENTS OF ASSETS AND LIABILITIES (concluded)

	Boston Partners Long/Short Research Fund	Boston Partners Global Long/Short Fund	Boston Partners Emerging Markets Dynamic Equity Fund
ASSETS
Investments in securities, at value †^	$751,793,276	$101,512,086	$40,131,994
Investments purchased with proceeds from securities lending collateral, at value *	—	—	—
Short-term investments, at value **	44,842,631	15,993,268	5,777,542
Cash	—	—	—
Foreign currency, at value #	—	—	—
Offering costs	—	—	—
Receivables	—	—	—
Investments sold	7,552,151	1,188,205	708,337
Foreign currency deposits with brokers for securities sold short #	54,156,795	94,360	—
Deposits with brokers for contracts for difference	125,033	2,947,284	11,426,864
Deposits with brokers for securities sold short	172,878,758	51,858,906	1,116,609
Capital shares sold	1,058,047	109,149	3,500
Dividends and interest	2,121,338	550,693	177,193
Due from advisor	—	—	—
Due from custodian	—	—	392,082
Unrealized appreciation on contracts for difference ◊	14,993,041	1,024,846	2,963,718
Prepaid expenses and other assets	88,644	28,008	127,641
Total assets	1,049,609,714	175,306,805	62,825,480
LIABILITIES
Securities sold short, at fair value ‡	225,371,842	51,534,469	51,926
Options written, at value +◊	—	1,048,583	—
Foreign currency overdraft	—	—	39,228
Payables
Securities lending collateral (note 8)	—	—	—
Investments purchased	6,162,054	437,677	—
Capital shares redeemed	735,776	507,818	—
Due to prime broker	—	—	—
Investment advisory fees	808,992	115,734	80,220
Custodian fees	6,701	—	5,444
Distribution and service fees	2,686	2,517	—
Dividends on securities sold short	170,373	51,594	—
Administration and accounting fees	83,576	23,685	11,402
Transfer agent fees	58,875	9,162	2,441
Unrealized depreciation on contracts for difference ◊	1,711,520	223,800	1,650,462
Other accrued expenses and liabilities	595,065	114,176	368,742
Total liabilities	235,707,460	54,069,215	2,209,865
Net Assets	$813,902,254	$121,237,590	$60,615,615
NET ASSETS CONSIST OF:
Par value	$50,961	$8,890	$5,925
Paid-in Capital	500,558,726	120,463,259	65,184,644
Total Distributable earnings/(loss)	313,292,567	765,441	(4,574,954)
Net Assets	$813,902,254	$121,237,590	$60,615,615
INSTITUTIONAL CLASS
Net assets	$801,913,462	$115,078,779	$60,615,615
Shares outstanding	50,186,174	8,431,424	5,924,883
Net asset value, offering and redemption price per share	$15.98	$13.65	$10.23
INVESTOR CLASS
Net assets	$11,988,792	$6,158,811	$—
Shares outstanding	774,515	458,536	—
Net asset value, offering and redemption price per share	$15.48	$13.43	$—
† Investments in securities, at cost	$627,711,049	$95,395,898	$40,088,781
^ Includes market value of securities on loan	$—	$—	$—
* Investments purchased with proceeds from securities lending collateral, at cost	$—	$—	$—
** Short-term investments, at cost	$44,842,631	$15,993,268	$5,777,542
Purchased options, at cost	$—	$—	$—
# Foreign currency, at cost	$57,792,256	$70,310	$—
‡ Proceeds received, securities sold short	$279,222,615	$58,446,137	$72,388
+ Premiums received, options written	$—	$1,249,888	$—
◊ Primary risk exposure is equity contracts

The accompanying notes are an integral part of the financial statements.

86  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2022
STATEMENTS OF OPERATIONS

	Boston Partners All-Cap Value Fund	Boston Partners Small Cap Value Fund II	WPG Partners Select Small Cap Value Fund*	WPG Partners Small/Micro Cap Value Fund
Investment Income
Dividends †	$30,998,214	$13,312,851	$49,900	$460,267
Interest	139,090	91,767	4,230	4,753
Income from securities loaned (Note 8)	133,098	201,238	—	9,611
Total investment income	31,270,402	13,605,856	54,130	474,631
Expenses
Advisory fees (Note 2)	12,113,642	7,241,656	55,238	245,903
Transfer agent fees (Note 2)	1,232,461	669,580	2,493	16,662
Distribution fees (Investor Class) (Note 2)	650,398	246,651	—	—
Administration and accounting fees (Note 2)	619,598	292,303	28,937	26,434
Legal fees	200,380	94,099	1,604	3,049
Director’s fees	192,429	90,230	—	3,077
Officer’s fees	149,917	74,237	—	2,419
Printing and shareholder reporting fees	118,464	84,173	2,871	3,724
Custodian fees (Note 2)	85,544	26,258	18,240	16,789
Registration fees	48,988	40,943	25,381	23,115
Audit and tax service fees	39,984	39,738	28,743	39,733
Offering expense	—	—	14,521	—
Other expenses	118,606	55,211	2,040	6,216
Dividend expense on securities sold short	—	—	—	—
Prime broker interest expense	—	—	—	—
Total expenses before waivers and/or reimbursements	15,570,411	8,955,079	180,068	387,121
Less: waivers and/or reimbursements net of amounts recouped (Note 2)	(1,054,852)	(274,029)	(112,555)	(49,003)
Net expenses after waivers and/or reimbursements net of amounts recouped	14,515,559	8,681,050	67,513	338,118
Net investment income/(loss)	16,754,843	4,924,806	(13,383)	136,513

Net realized gain/(loss) from:
Investment securities	141,888,993	37,453,523	(284,147)	4,766,055
Purchased options **	—	—	—	—
Securities sold short	—	—	—	—
Options written **	—	—	—	—
Contracts for difference **	—	—	—	—
Foreign currency transactions	2,522	(36)	(470)	(53)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(202,557,726)	(120,654,997)	(851,232)	(3,865,397)
Purchased options **	—	—	—	—
Securities sold short	—	—	—	—
Options written **	667,594	—	—	—
Contracts for difference **	—	—	—	—
Foreign currency translation	(273)	3	(1)	(53)
Net realized and unrealized gain/(loss)	(59,998,890)	(83,201,507)	(1,135,850)	900,552
Net increase/(decrease) in net assets resulting from operations	$(43,244,047)	$(78,276,701)	$(1,149,233)	$1,037,065
† Net of foreign withholding taxes of	$(355,830)	$(12,887)	$(611)	$(2,782)
*	The Fund commenced operations on December 29, 2021.
** Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

Annual Report 2022  |  87

BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2022
STATEMENTS OF OPERATIONS (continued)

	Boston Partners Global Sustainability Fund*	Boston Partners Global Equity Fund	Boston Partners Emerging Markets Fund	Boston Partners Long/Short Equity Fund
Investment Income
Dividends †	$394,878	$5,310,685	$674,999	$1,043,411
Interest	4,707	24,372	8,141	12,368
Income from securities loaned (Note 8)	—	14,196	—	36,394
Total investment income	399,585	5,349,253	683,140	1,092,173
Expenses
Advisory fees (Note 2)	120,738	1,663,137	173,986	1,460,898
Transfer agent fees (Note 2)	3,956	126,165	2,233	45,618
Distribution fees (Investor Class) (Note 2)	—	—	—	29,822
Administration and accounting fees (Note 2)	35,419	84,199	31,161	42,627
Legal fees	1,491	19,636	3,557	6,339
Director’s fees	—	20,887	2,866	7,660
Officer’s fees	—	11,395	2,080	4,238
Printing and shareholder reporting fees	3,596	4,661	2,071	1,268
Custodian fees (Note 2)	15,653	61,431	86,559	13,314
Registration fees	25,209	20,544	21,164	31,870
Audit and tax service fees	35,063	54,621	63,781	54,966
Offering expense	14,521	—	—	—
Other expenses	5,350	16,252	13,517	8,541
Dividend expense on securities sold short	—	—	—	28,758
Prime broker interest expense	—	—	—	355,044
Total expenses before waivers and/or reimbursements	260,996	2,082,928	402,975	2,090,963
Less: waivers and/or reimbursements net of amounts recouped (Note 2)	(125,165)	(327,392)	(170,692)	(404,556)
Net expenses after waivers and/or reimbursements net of amounts recouped	135,831	1,755,536	232,283	1,686,407

Net investment income/(loss)	263,754	3,593,717	450,857	(594,234)
Net realized gain/(loss) from:
Investment securities	(1,302,776)	10,701,002	(3,348,466)	3,931,647
Purchased options **	—	—	—	(33,666)
Securities sold short	—	—	—	6,110,731
Options written **	—	—	—	66,653
Contracts for difference **	—	—	306,083	(1,065,162)
Foreign currency transactions	95	(87,479)	(41,580)	7,308
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(2,538,801)	(29,826,044)	(3,165,602)	(10,087,610)
Purchased options **	—	—	—	—
Securities sold short	—	—	—	5,908,292
Options written **	—	—	—	(24,640)
Contracts for difference **	—	—	(316,190)	913,650
Foreign currency translation	(1,606)	(75,406)	(2,611)	(370,341)
Net realized and unrealized gain/(loss)	(3,843,088)	(19,287,927)	(6,568,366)	5,356,862
Net increase/(decrease) in net assets resulting from operations	$(3,579,334)	$(15,694,210)	$(6,117,509)	$4,762,628
† Net of foreign withholding taxes of	$(30,032)	$(401,690)	$(104,786)	$(61,861)
*	The Fund commenced operations on December 29, 2021.
** Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

88  |  Annual Report 2022

BOSTON PARTNERS INVESTMENT FUNDS	For the Year Ended August 31, 2022
STATEMENTS OF OPERATIONS (concluded)

	Boston Partners Long/Short Research Fund	Boston Partners Global Long/Short Fund	Boston Partners Emerging Markets Dynamic Equity Fund
Investment Income
Dividends †	$14,272,749	$3,336,454	$1,224,379
Interest	74,092	58,622	29,392
Income from securities loaned (Note 8)	—	—	—
Total investment income	14,346,841	3,395,076	1,253,771
Expenses
Advisory fees (Note 2)	9,727,246	1,720,739	767,175
Transfer agent fees (Note 2)	376,454	102,205	12,138
Distribution fees (Investor Class) (Note 2)	26,749	13,118	—
Administration and accounting fees (Note 2)	254,541	49,269	35,910
Legal fees	75,204	10,486	14,629
Director’s fees	93,132	12,837	6,925
Officer’s fees	53,992	6,042	5,667
Printing and shareholder reporting fees	31,603	11,079	3,991
Custodian fees (Note 2)	83,116	55,644	101,550
Registration fees	38,113	33,823	18,796
Audit and tax service fees	69,960	61,857	75,514
Offering expense	—	—	—
Other expenses	106,530	13,524	11,910
Dividend expense on securities sold short	2,989,673	772,477	9,988
Prime broker interest expense	1,226,748	99,959	102
Total expenses before waivers and/or reimbursements	15,153,061	2,963,059	1,064,295
Less: waivers and/or reimbursements net of amounts recouped (Note 2)	—	—	(194,970)
Net expenses after waivers and/or reimbursements net of amounts recouped	15,153,061	2,963,059	869,325
Net investment income/(loss)	(806,220)	432,017	384,446

Net realized gain/(loss) from:
Investment securities	140,291,836	5,714,906	(5,722,417)
Purchased options **	—	—	—
Securities sold short	34,066,704	6,727,100	(291,483)
Options written **	—	36,894	—
Contracts for difference **	8,864,422	2,675,289	1,627,119
Foreign currency transactions	(6,343,124)	(49,904)	(146,616)
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(164,729,109)	(14,223,438)	(4,148,312)
Purchased options **	—	—	—
Securities sold short	32,986,273	9,083,395	246,921
Options written **	—	298,014	—
Contracts for difference **	10,498,895	890,644	1,304,706
Foreign currency translation	(3,083,519)	(35,643)	(1,289)
Net realized and unrealized gain/(loss)	52,552,378	11,117,257	(7,131,371)
Net increase/(decrease) in net assets resulting from operations	$51,746,158	$11,549,274	$(6,746,925)
† Net of foreign withholding taxes of	$(429,558)	$(228,523)	$(183,544)
** Primary risk exposure is equity contracts.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Boston Partners All-Cap Value Fund		Boston Partners Small Cap Value Fund II
	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$16,754,843	$12,802,459	$4,924,806	$3,765,826
Net realized gain/(loss) from investments and foreign currency	141,891,515	76,613,791	37,453,487	107,612,579
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(201,890,405)	407,462,982	(120,654,994)	201,239,288
Net increase/(decrease) in net assets resulting from operations	(43,244,047)	496,879,232	(78,276,701)	312,617,693

Dividends and distributions to shareholders:
Institutional Class	(89,636,021)	(18,329,964)	(52,624,831)	(3,423,336)
Investor Class	(14,088,626)	(3,338,171)	(7,067,459)	(287,949)
Net decrease in net assets from dividends and distributions to shareholders	(103,724,647)	(21,668,135)	(59,692,290)	(3,711,285)

Capital transactions:
Institutional Class
Proceeds from shares sold	279,553,596	501,357,685	158,734,422	225,304,064
Reinvestment of distributions	74,080,238	14,385,927	49,549,396	3,242,192
Shares redeemed	(682,906,325)	(313,709,186)	(175,418,506)	(225,779,177)
Investor Class
Proceeds from shares sold	19,585,547	35,551,451	12,962,300	19,042,885
Reinvestment of distributions	13,527,130	3,215,582	6,920,636	281,646
Shares redeemed	(58,809,925)	(57,235,933)	(24,229,889)	(30,655,523)
Net increase/(decrease) in net assets from capital transactions	(354,969,739)	183,565,526	28,518,359	(8,563,913)
Total increase/(decrease) in net assets	(501,938,433)	658,776,623	(109,450,632)	300,342,495

Net assets:
Beginning of period	1,933,004,357	1,274,227,734	880,723,975	580,381,480
End of period	$1,431,065,924	$1,933,004,357	$771,273,343	$880,723,975

Share transactions:
Institutional Class
Shares sold	8,516,986	16,405,789	5,241,830	7,949,707
Shares reinvested	2,283,608	520,287	1,643,429	126,254
Shares redeemed	(20,766,356)	(10,900,947)	(5,867,812)	(7,967,029)
Net increase/(decrease)	(9,965,762)	6,025,129	1,017,447	108,932
Investor Class
Shares sold	604,325	1,161,168	451,279	681,769
Shares reinvested	419,056	116,803	241,305	11,491
Shares redeemed	(1,811,471)	(2,013,653)	(903,346)	(1,146,893)
Net increase/(decrease)	(788,090)	(735,682)	(210,762)	(453,633)

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	WPG Partners Select Small Cap Value Fund	WPG Partners Small/Micro Cap Value Fund
	For the Period Ended August 31, 2022*	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(13,383)	$136,513	$99,311
Net realized gain/(loss) from investments and foreign currency	(284,617)	4,766,002	5,785,775
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(851,233)	(3,865,450)	5,431,722
Net increase/(decrease) in net assets resulting from operations	(1,149,233)	1,037,065	11,316,808

Dividends and distributions to shareholders:
Institutional Class	—	(417,759)	(144,307)
Investor Class	—	—	—
Net decrease in net assets from dividends and distributions to shareholders	—-	(417,759)	(144,307)

Capital transactions:
Institutional Class
Proceeds from shares sold	19,127,270	6,503,416	1,232,374
Reinvestment of distributions	—	392,172	133,250
Shares redeemed	(132,988)	(2,852,853)	(4,086,219)
Net increase/(decrease) in net assets from capital transactions	18,994,282	4,042,735	(2,720,595)
Total increase/(decrease) in net assets	17,845,049	4,662,041	8,451,906

Net assets:
Beginning of period	—	27,602,149	19,150,243
End of period	$17,845,049	$32,264,190	$27,602,149

Share transactions:
Institutional Class
Shares sold	1,912,822	313,324	72,593
Shares reinvested	—	19,717	9,209
Shares redeemed	(13,764)	(141,175)	(255,753)
Net increase/(decrease)	1,899,058	191,866	(173,951)
* The Fund commenced operations on December 29, 2021.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Boston Partners Global Sustainability Fund	Boston Partners Global Equity Fund
	For the Period Ended August 31, 2022*	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$263,754	$3,593,717	$2,256,013
Net realized gain/(loss) from investments and foreign currency	(1,302,681)	10,613,523	20,918,171
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(2,540,407)	(29,901,450)	25,093,512
Net increase/(decrease) in net assets resulting from operations	(3,579,334)	(15,694,210)	48,267,696

Dividends and distributions to shareholders:
Institutional Class	—	(3,282,335)	(2,917,436)
Investor Class	—	—	—
Net decrease in net assets from dividends and distributions to shareholders	—	(3,282,335)	(2,917,436)

Capital transactions:
Institutional Class
Proceeds from shares sold	26,219,183	13,720,960	21,725,184
Reinvestment of distributions	—	3,267,140	2,898,546
Shares redeemed	—	(10,037,979)	(64,010,620)
Net increase/(decrease) in net assets from capital transactions	26,219,183	6,950,121	(39,386,890)
Total increase/(decrease) in net assets	22,639,849	(12,026,424)	5,963,370

Net assets:
Beginning of period	—	183,433,388	177,470,018
End of period	$22,639,849	$171,406,964	$183,433,388

Share transactions:
Institutional Class
Shares sold	2,626,775	672,846	1,220,384
Shares reinvested	—	160,233	169,110
Shares redeemed	—	(502,686)	(4,261,605)
Net increase/(decrease)	2,626,775	330,393	(2,872,111)
* The Fund commenced operations on December 29, 2021.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Boston Partners Emerging Markets Fund		Boston Partners Long/Short Equity Fund
	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Years Ended August 31, 2022	For the Year Ended August 31, 2021

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$450,857	$255,868	$(594,234)	$(643,602)
Net realized gain/(loss) from investments and foreign currency	(3,083,963)	2,811,163	9,017,511	4,814,970
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(3,484,403)	553,755	(3,660,649)	12,535,721
Net increase/(decrease) in net assets resulting from operations	(6,117,509)	3,620,786	4,762,628	16,707,089

Dividends and distributions to shareholders:
Institutional Class	(1,230,604)	(129,801)	(2,222,369)	(19,343,437)
Investor Class	—	—	(568,709)	(4,425,358)
Net decrease in net assets from dividends and distributions to shareholders	(1,230,604)	(129,801)	(2,791,078)	(23,768,795)

Capital transactions:
Institutional Class
Proceeds from shares sold	4,922,572	3,599,996	11,580,037	8,277,400
Reinvestment of distributions	1,230,604	129,801	2,118,791	16,162,041
Shares redeemed	(1,030,015)	—	(10,206,570)	(37,972,243)
Investor Class
Proceeds from shares sold	—	—	1,987,755	1,072,862
Reinvestment of distributions	—	—	549,395	4,320,241
Shares redeemed	—	—	(2,670,683)	(6,939,937)
Net increase/(decrease) in net assets from capital transactions	5,123,161	3,729,797	3,358,725	(15,079,636)
Total increase/(decrease) in net assets	(2,224,952)	7,220,782	5,330,275	(22,141,342)

Net assets:
Beginning of period	23,728,967	16,508,185	61,122,725	83,264,067
End of period	$21,504,015	$23,728,967	$66,453,000	$61,122,725

Share transactions:
Institutional Class
Shares sold	471,060	315,790	772,646	631,527
Shares reinvested	120,176	11,507	149,316	1,349,085
Shares redeemed	(106,407)	—	(691,858)	(3,033,707)
Net increase/(decrease)	484,829	327,297	230,104	(1,053,095)
Investor Class
Shares sold	—	—	153,329	90,753
Shares reinvested	—	—	45,405	418,628
Shares redeemed	—	—	(210,827)	(624,820)
Net increase/(decrease)	—	—	(12,093)	(115,439)

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Boston Partners Long/Short Research Fund		Boston Partners Global Long/Short Fund
	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021

Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(806,220)	$(5,767,638)	$432,017	$(95,299)
Net realized gain/(loss) from investments and foreign currency	176,879,838	104,890,897	15,104,285	22,984,275
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(124,327,460)	98,666,760	(3,987,028)	4,347,486
Net increase/(decrease) in net assets resulting from operations	51,746,158	197,790,019	11,549,274	27,236,462

Dividends and distributions to shareholders:
Institutional Class	(86,584,443)	—	—	(79,283)
Investor Class	(1,150,099)	—	—	—
Net decrease in net assets from dividends and distributions to shareholders	(87,734,542)	—	—	(79,283)

Capital transactions:
Institutional Class
Proceeds from shares sold	211,949,877	111,796,131	64,513,248	12,739,191
Reinvestment of distributions	45,172,097	—	—	63,426
Shares redeemed	(228,297,315)	(580,201,382)	(63,270,608)	(66,774,935)
Investor Class
Proceeds from shares sold	3,774,057	1,467,210	6,524,071	973,085
Reinvestment of distributions	1,144,023	—	—	—
Shares redeemed	(2,637,299)	(19,465,861)	(5,729,454)	(3,671,460)
Net increase/(decrease) in net assets from capital transactions	31,105,440	(486,403,902)	2,037,257	(56,670,693)
Total increase/(decrease) in net assets	(4,882,944)	(288,613,883)	13,586,531	(29,513,514)

Net assets:
Beginning of period	818,785,198	1,107,399,081	107,651,059	137,164,573
End of period	$813,902,254	$818,785,198	$121,237,590	$107,651,059

Share transactions:
Institutional Class
Shares sold	12,983,416	7,333,928	4,730,594	1,153,067
Shares reinvested	2,891,940	—	—	5,955
Shares redeemed	(13,752,873)	(40,620,501)	(4,731,465)	(6,184,959)
Net increase/(decrease)	2,122,483	(33,286,573)	(871)	(5,025,937)
Investor Class
Shares sold	239,284	102,009	481,835	90,220
Shares reinvested	75,463	—	—	—
Shares redeemed	(163,631)	(1,357,505)	(436,138)	(333,800)
Net increase/(decrease)	151,116	(1,255,496)	45,697	(243,580)

The accompanying notes are an integral part of the financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Boston Partners Emerging Markets Dynamic Equity Fund
	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$384,446	$(94,419)
Net realized gain/(loss) from investments and foreign currency	(4,533,397)	7,022,105
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(2,597,974)	(138,717)
Net increase/(decrease) in net assets resulting from operations	(6,746,925)	6,788,969

Dividends and distributions to shareholders:
Institutional Class	(36,249)	(5,338,757)
Investor Class	—	—
Net decrease in net assets from dividends and distributions to shareholders	(36,249)	(5,338,757)

Capital transactions:
Institutional Class
Proceeds from shares sold	10,840,739	9,772,909
Reinvestment of distributions	35,160	5,215,269
Shares redeemed	(4,906,731)	(15,184,277)
Net increase/(decrease) in net assets from capital transactions	5,969,168	(196,099)
Total increase/(decrease) in net assets	(814,006)	1,254,113

Net assets:
Beginning of period	61,429,621	60,175,508
End of period	$60,615,615	$61,429,621

Share transactions:
Institutional Class
Shares sold	1,008,879	861,963
Shares reinvested	3,301	461,937
Shares redeemed	(457,685)	(1,310,319)
Net increase/(decrease)	554,495	13,581

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)*	Net Realized and Unrealized Gain/ (Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders
Boston Partners All-Cap Value Fund
Institutional Class
8/31/22	$33.77	$0.33	$(1.51)	$(1.18)	$(0.33)	$(1.48)	$(1.81)
8/31/21	24.53	0.26	9.43	9.69	(0.21)	(0.24)	(0.45)
8/31/20	24.97	0.36	(0.08)	0.28	(0.37)	(0.35)	(0.72)
8/31/19	27.86	0.34	(1.76)	(1.42)	(0.29)	(1.18)	(1.47)
8/31/18	25.57	0.22	3.20	3.42	(0.18)	(0.95)	(1.13)
Investor Class
8/31/22	$33.56	$0.25	$(1.51)	$(1.26)	$(0.24)	$(1.48)	$(1.72)
8/31/21	24.39	0.18	9.38	9.56	(0.15)	(0.24)	(0.39)
8/31/20	24.82	0.30	(0.09)	0.21	(0.29)	(0.35)	(0.64)
8/31/19	27.69	0.27	(1.75)	(1.48)	(0.21)	(1.18)	(1.39)
8/31/18	25.42	0.16	3.18	3.34	(0.12)	(0.95)	(1.07)
Boston Partners Small Cap Value Fund II
Institutional Class
8/31/22	$32.34	$0.18	$(2.86)	$(2.68)	$(0.12)	$(2.03)	$(2.15)
8/31/21	21.06	0.15	11.27	11.42	(0.14)	—	(0.14)
8/31/20	23.42	0.20	(1.94)	(1.74)	(0.28)	(0.34)	(0.62)
8/31/19	27.74	0.23	(3.12)	(2.89)	(0.12)	(1.31)	(1.43)
8/31/18	24.96	0.21	3.75	3.96	(0.20)	(0.98)	(1.18)
Investor Class
8/31/22	$30.81	$0.10	$(2.72)	$(2.62)	$(0.04)	$(2.03)	$(2.07)
8/31/21	20.07	0.07	10.75	10.82	(0.08)	—	(0.08)
8/31/20	22.33	0.15	(1.85)	(1.70)	(0.22)	(0.34)	(0.56)
8/31/19	26.53	0.16	(2.99)	(2.83)	(0.06)	(1.31)	(1.37)
8/31/18	23.92	0.14	3.59	3.73	(0.14)	(0.98)	(1.12)
WPG Partners Select Small Cap Value Fund
Institutional Class
12/29/21** through 8/31/22	$10.00	$(0.01)	$(0.59)	$(0.60)	$—	$—	$—
WPG Partners Small/Micro Cap Value Fund
Institutional Class
8/31/22	$19.33	$0.09	$0.80	$0.89	$(0.07)	$(0.23)	$(0.30)
8/31/21	11.96	0.07	7.39	7.46	(0.09)	—	(0.09)
8/31/20	13.19	0.09	(1.26)	(1.17)	(0.06)	—	(0.06)
8/31/19	17.52	0.06	(3.36)	(3.30)	(0.05)	(0.98)	(1.03)
8/31/18	16.13	0.04	2.50	2.54	(0.06)	(1.09)	(1.15)

*	Calculated based on average shares outstanding for the period.
**	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (continued)	Per Share Operating Performance

Redemption Fees*^	Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any[3]	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$—	$30.78	(3.76%)	$1,200,629	0.80%	N/A	0.86%	1.00%	29%
—	33.77	39.91	1,653,698	0.80	N/A	0.83	0.86	33
—	24.53	0.84	1,053,301	0.80	N/A	0.84	1.46	37
—	24.97	(4.65)	1,561,229	0.80	N/A	0.82	1.34	33
—	27.86	13.70	1,853,976	0.80	N/A	0.80	0.83	33

$—	$30.58	(4.00%)	$230,437	1.05%	N/A	1.11%	0.75%	29%
—	33.56	39.57	279,306	1.05	N/A	1.08	0.61	33
—	24.39	0.59	220,927	1.05	N/A	1.09	1.21	37
—	24.82	(4.90)	320,962	1.05	N/A	1.07	1.09	33
—	27.69	13.44	510,737	1.05	N/A	1.05	0.58	33

$—	$27.51	(8.88%)	$688,375	0.99%	N/A	1.02%	0.61%	24%
—	32.34	54.40	776,442	0.99	N/A	1.01	0.52	33
—	21.06	(7.88)	503,349	1.07	N/A	1.09	0.94	46
—	23.42	(9.92)	421,429	1.10	N/A	1.16	0.97	29
—	27.74	16.25	476,179	1.10	N/A	1.14	0.78	40

$—	$26.12	(9.11%)	$82,898	1.24%	N/A	1.27%	0.36%	24%
—	30.81	54.01	104,282	1.24	N/A	1.26	0.27	33
—	20.07	(8.07)	77,032	1.32	N/A	1.34	0.69	46
—	22.33	(10.20)	122,703	1.35	N/A	1.41	0.72	29
—	26.53	15.94	144,315	1.35	N/A	1.39	0.53	40

$—	$9.40	(6.00%)	$17,845	1.10%[4]	N/A	2.93%[4]	(0.22%)[4]	70%[5]

$—	$19.92	4.59%	$32,264	1.10%	N/A	1.26%	0.44%	92%
—	19.33	62.66	27,602	1.10	N/A	1.28	0.40	114
—	11.96	(8.92)	19,150	1.10	N/A	1.31	0.74	123
—	13.19	(18.85)	22,273	1.10	N/A	1.23	0.40	79
—	17.52	16.16	32,436	1.09	N/A	1.11	0.23	80

[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.
[4]	Annualized
[5]	Not Annualized

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS
FINANCIAL HIGHLIGHTS (continued)	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)*	Net Realized and Unrealized Gain/ (Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders
Boston Partners Global Sustainability Fund
Institutional Class
12/29/21** through 8/31/22	$10.00	$0.11	$(1.49)	$(1.38)	$—	$—	$—
Boston Partners Global Equity Fund
Institutional Class
8/31/22	$20.74	$0.39	$(2.08)	$(1.69)	$(0.36)	$—	$(0.36)
8/31/21	15.15	0.25	5.69	5.94	(0.35)	—	(0.35)
8/31/20	15.91	0.15	(0.67)	(0.52)	(0.24)	—	(0.24)
8/31/19	18.73	0.25	(1.79)	(1.54)	(0.18)	(1.10)	(1.28)
8/31/18	17.39	0.16	1.56	1.72	(0.12)	(0.26)	(0.38)
Boston Partners Emerging Markets Fund
Institutional Class
8/31/22	$11.78	$0.19	$(2.75)	$(2.56)	$(0.46)	$(0.15)	$(0.61)
8/31/21	9.79	0.13	1.94	2.07	(0.08)	—	(0.08)
8/31/20	9.18	0.21	0.89	1.10	(0.49)	—	(0.49)
8/31/19	9.13	0.13	(0.08)	0.05	—	—	—
10/17/17** through 8/31/18	10.00	0.05	(0.86)	(0.81)	(0.06)	—	(0.06)
Boston Partners Long/Short Equity Fund
Institutional Class
8/31/22	$14.21	$(0.13)	$1.29	$1.16	$—	$(0.64)	$(0.64)
8/31/21	15.15	(0.12)	3.69	3.57	—	(4.51)	(4.51)
8/31/20	17.74	(0.14)	(0.70)	(0.84)	—	(1.75)	(1.75)
8/31/19	20.51	(0.18)	(1.06)	(1.24)	—	(1.53)	(1.53)
8/31/18	20.96	(0.35)	0.07	(0.28)	—	(0.17)	(0.17)
Investor Class
8/31/22	$12.22	$(0.14)	$1.10	$0.96	$—	$(0.64)	$(0.64)
8/31/21	13.64	(0.14)	3.23	3.09	—	(4.51)	(4.51)
8/31/20	16.17	(0.16)	(0.62)	(0.78)	—	(1.75)	(1.75)
8/31/19	18.88	(0.20)	(0.98)	(1.18)	—	(1.53)	(1.53)
8/31/18	19.36	(0.38)	0.07	(0.31)	—	(0.17)	(0.17)

*	Calculated based on average shares outstanding.
**	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS (continued)	Per Share Operating Performance

Redemption Fees*^	Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any[3]	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$—	$8.62	(13.80%)	$22,640	0.90%[4]	N/A	1.73%[4]	1.75%[4]	55%[5]

$—	$18.69	(8.27%)	$171,407	0.95%	N/A	1.13%	1.94%	59%
—	20.74	39.66	183,433	0.95	N/A	1.04	1.38	88
—	15.15	(3.40)	177,470	0.95	N/A	1.22	0.96	118
—	15.91	(7.92)	683,649	0.95	N/A	1.03	1.55	97
—	18.73	9.93	666,271	0.95	N/A	1.03	0.88	80

$—	$8.61	(22.55%)	$21,504	1.00%	N/A	1.74%	1.94%	143%
—	11.78	21.15	23,729	1.00	N/A	1.56	1.16	123
—	9.79	12.05	16,508	1.06	N/A	2.39	2.29	177
—	9.18	0.55	9,468	1.07	N/A	2.89	1.41	155

—	9.13	(8.11)	8,296	1.10 [4]	N/A	2.95 [4]	0.58 [4]	146 [5]

$—	$14.73	8.35%	$54,733	2.55%	1.96%	3.18%	(0.87%)	40%
—	14.21	29.08	49,551	2.60	1.97	3.14	(0.91)	31
—	15.15	(5.78)	68,780	2.57	2.25	2.74	(0.81)	46
—	17.74	(6.05)	227,834	2.67	2.45	2.68	(0.94)	64
—	20.51	(1.38)	651,325	3.01	2.37	3.01	(1.62)	58

$—	$12.54	8.07%	$11,720	2.80%	2.21%	3.43%	(1.12%)	40%
—	12.22	28.71	11,571	2.85	2.22	3.39	(1.16)	31
—	13.64	(5.99)	14,484	2.82	2.50	2.99	(1.06)	46
—	16.17	(6.27)	28,156	2.92	2.70	2.93	(1.19)	64
—	18.88	(1.65)	54,167	3.26	2.62	3.26	(1.87)	58

[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.
[4]	Annualized
[5]	Not Annualized

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS (continued)	Per Share Operating Performance

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)*	Net Realized and Unrealized Gain/ (Loss) on Investments	Net Increase/ (Decrease) in Net Assets Resulting from Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividend and Distributions to Shareholders
Boston Partners Long/Short Research Fund
Institutional Class
8/31/22	$16.82	$(0.02)	$1.18	$1.16	$—	$(2.00)	$(2.00)
8/31/21	13.31	(0.10)	3.61	3.51	—	—	—
8/31/20	15.15	(0.00)	(1.48)	(1.48)	(0.21)	(0.15)	(0.36)
8/31/19	16.64	0.09	(0.79)	(0.70)	(0.01)	(0.78)	(0.79)
8/31/18	16.27	(0.03)	0.40	0.37	—	—	—
Investor Class
8/31/22	$16.39	$(0.05)	$1.14	$1.09	$—	$(2.00)	$(2.00)
8/31/21	13.01	(0.13)	3.51	3.38	—	—	—
8/31/20	14.81	(0.04)	(1.44)	(1.48)	(0.17)	(0.15)	(0.32)
8/31/19	16.31	0.06	(0.78)	(0.72)	—	(0.78)	(0.78)
8/31/18	15.99	(0.08)	0.40	0.32	—	—	—
Boston Partners Global Long/Short Fund
Institutional Class
8/31/22	$12.18	$0.05	$1.42	$1.47	$—	$—	$—
8/31/21	9.72	(0.01)	2.48	2.47	(0.01)	—	(0.01)
8/31/20	10.74	0.01	(0.89)	(0.88)	(0.14)	—	(0.14)
8/31/19	11.52	0.07	(0.65)	(0.58)	—	(0.20)	(0.20)
8/31/18	11.34	(0.01)	0.19	0.18	—	—	—
Investor Class
8/31/22	$12.01	$0.01	$1.41	$1.42	$—	$—	$—
8/31/21	9.61	(0.03)	2.43	2.40	—	—	—
8/31/20	10.61	(0.02)	(0.88)	(0.90)	(0.10)	—	(0.10)
8/31/19	11.40	0.05	(0.84)	(0.79)	—	—	—
8/31/18	11.25	(0.04)	0.19	0.15	—	—	—
Boston Partners Emerging Markets Dynamic Equity Fund
Institutional Class
8/31/22	$11.44	$0.07	$(1.27)	$(1.20)	$(0.01)	$—	$(0.01)
8/31/21	11.23	(0.02)	1.17	1.15	(0.94)	—	(0.94)
8/31/20	10.45	0.19	0.82	1.01	(0.23)	—	(0.23)
8/31/19	10.49	0.04	(0.03)	0.01	—	(0.05)	(0.05)
8/31/18	12.12	(0.05)	(0.87)	(0.92)	(0.26)	(0.45)	(0.71)

*	Calculated based on average shares outstanding, unless otherwise noted.
^	Effective January 1, 2016, the Funds do not impose a redemption fee. Prior to January 1, 2016, there was a 1.00% redemption fee on shares redeemed that were held 60 days or less on BP Long/Short Research Fund and BP Global Long/Short Fund. The redemption fees were retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS (concluded)	Per Share Operating Performance

Redemption Fees*^	Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupment if any[3]	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$—	$15.98	7.17%	$801,913	1.95%	1.40%	1.95%	(0.10%)	85%
—	16.82	26.37	808,565	2.15	1.40	2.15	(0.66)	61
—	13.31	(10.13)	1,082,963	2.21	1.37	2.21	(0.01)	66
—	15.15	(4.05)	3,212,731	2.15	1.38	2.15	0.62	60
—	16.64	2.27	6,636,897	2.09	1.34	2.09	(0.19)	60

$—	$15.48	6.91%	$11,989	2.20%	1.65%	2.20%	(0.35%)	85%
—	16.39	25.98	10,220	2.40	1.65	2.40	(0.91)	61
—	13.01	(10.32)	24,436	2.46	1.62	2.46	(0.26)	66
—	14.81	(4.27)	54,570	2.40	1.63	2.40	0.37	60
—	16.31	2.00	118,905	2.34	1.59	2.34	(0.44)	60

$—	$13.65	12.07%	$115,079	2.56%	1.81%	2.56%	0.34%	161%
—	12.18	25.39	102,691	2.29	1.83	2.29	(0.07)	102
—	9.72	(8.30)	130,857	2.46	1.75	2.46	0.07	125
—	10.74	(5.00)	611,254	2.47	1.65	2.47	0.69	99
—	11.52	1.59	913,237	2.34	1.65	2.34	(0.11)	85

$—	$13.43	11.82%	$6,159	2.81%	2.06%	2.81%	0.09%	161%
—	12.01	24.97	4,960	2.54	2.08	2.54	(0.32)	102
—	9.61	(8.55)	6,308	2.71	2.00	2.71	(0.18)	125
—	10.61	(5.14)	14,610	2.72	1.90	2.72	0.44	99
—	11.40	1.33	23,987	2.59	1.90	2.59	(0.36)	85

$—	$10.23	(10.52%)	$60,616	1.42%	1.40%	1.73%	0.63%	136%
—	11.44	10.38	61,430	1.75	1.40	2.00	(0.14)	125
—	11.23	9.75	60,176	1.66	1.49	2.19	1.81	219
—	10.45	0.18	58,424	1.96	1.96	2.44	0.43	186
—	10.49	(8.11)	58,245	2.00	2.00	2.37	(0.47)	222

[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Beginning on September 1, 2018, the expense limitation includes acquired fund fees and expenses (AFFE). AFFE are not reflected as expenses in these financial statements and therefore this may cause the net expense ratios after waivers/reimbursements to be lower than the expense limitation in place.

The accompanying notes are an integral part of the financial statements.

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BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

August 31, 2022

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has forty-eight separate investment portfolios, including Boston Partners All-Cap Value Fund (“BP All-Cap Value Fund”), Boston Partners Small Cap Value Fund II (“BP Small Cap Value Fund II”), WPG Partners Select Small Cap Value Fund (“WPG Select Small Cap Value Fund”), WPG Partners Small/Micro Cap Value Fund (“WPG Small/Micro Cap Value Fund”), Boston Partners Global Sustainability Fund (“BP Global Sustainability Fund”), Boston Partners Global Equity Fund (“BP Global Equity Fund”), Boston Partners Emerging Markets Fund (“BP Emerging Markets Fund”), Boston Partners Long/Short Equity Fund (“BP Long/Short Equity Fund”), Boston Partners Long/Short Research Fund (“BP Long/Short Research Fund”), Boston Partners Global Long/Short Fund (“BP Global Long/Short Fund”) and Boston Partners Emerging Markets Dynamic Equity Fund (“BP Emerging Markets Dynamic Equity Fund”), (collectively the “BP Funds”). As of the end of the reporting period, the Funds (other than the WPG Select Small Cap Value Fund, WPG Small/Micro Cap Value Fund, BP Global Sustainability Fund, BP Global Equity Fund, BP Emerging Markets Fund and BP Emerging Markets Dynamic Equity Fund) each offer two classes of shares, Institutional Class and Investor Class. As of the end of the reporting period, Investor Class shares of the BP Global Equity Fund have not been issued. The WPG Select Small Cap Value Fund, WPG Small/Micro Cap Value Fund, BP Global Sustainability Fund, BP Emerging Markets Fund and BP Emerging Markets Dynamic Equity Fund are single class funds, offering only the Institutional Class of shares.

RBB has authorized capital of one hundred billion shares of common stock of which 90.023 billion shares are currently classified into two hundred and eleven classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of BP Small Cap Value Fund II and BP All-Cap Value Fund is to seek long-term growth of capital primarily through investment in equity securities. The investment objective of BP Global Equity Fund, BP Global/Long Short Fund, BP Emerging Markets Fund, and BP Emerging Markets Dynamic Equity Fund is to seek long-term capital growth. The investment objective of WPG Select Small Cap Value Fund and BP Global Sustainability Fund is to seek long-term capital appreciation. The investment objective of BP Long/Short Equity Fund is to seek long-term capital appreciation while reducing exposure to general equity market risk. The investment objective of WPG Small/Micro Cap Value Fund is to seek capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations. The investment objective of BP Long/Short Research Fund is to seek long-term total return.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies.”

The end of the reporting period for the Funds is August 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2022 (the “current fiscal period”).

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m Eastern time) on each day the NYSE is open. Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies, if any, are valued based on the NAV of the investment companies (which may use fair value pricing as disclosed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements,

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2022

aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

•	Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used to value each Fund’s investments as of the end of the reporting period is included in each Fund’s Portfolio of Investments.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

FUND	TYPE OF SECURITY	UNREALIZED APPRECIATION/ (DEPRECIATION) AS OF 8/31/2022	VALUATION TECHNIQUES	UNOBSERVABLE INPUT	UNOBSERVABLE INPUT VALUES (USD)	IMPACT TO VALUATION FROM AN INCREASE TO INPUT
BP Long/Short Research Fund	Contracts For Difference – Total Short – South Korea	$2,081,617	Market Approach	Most recent round of financing	N/A	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security
BP Emerging Markets Dynamic Equity Fund	Contracts For Difference – Total Short – Russia	66,193	Market Approach & Concensus Pricing	Discount for lack of marketability as a result of geopolitical event and sanction	100%	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security
BP Emerging Markets Dynamic Equity Fund	Contracts For Difference – Total Short – Russia	314,405	Market Approach & Concensus Pricing	Discount for lack of marketability as a result of geopolitical event and sanction	100%	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security
BP Emerging Markets Dynamic Equity Fund	Contracts For Difference – Total Short – South Korea	70,633	Market Approach	Most recent round of financing	N/A	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal year, the Funds had no significant level 3 investments or transfers.

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BOSTON PARTNERS INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2022

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (formerly, PENN Capital Funds Trust) (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Offering costs are amortized for a new fund and accrued over a 12-month period from the inception date of the fund. Offering costs are charged directly to the fund in which they are incurred. Expenses and fees, including investment advisory, offering costs, and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify or continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statements of Operations.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

CURRENCY RISK — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Funds are determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

EMERGING MARKETS RISK — The BP Global Sustainability Fund, the BP Emerging Markets Fund and the BP Emerging Markets Dynamic Equity Fund invest in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

FOREIGN SECURITIES MARKET RISK — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions,

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the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

LIBOR DISCONTINUATION RISK — The terms of many financial instruments in which the Funds may invest or other transactions to which the Funds may be a party may be tied to the London Interbank Offered Rate, or “LIBOR.” LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. LIBOR may be a significant factor in determining the Funds’ payment obligations under a derivative investment, the cost of financing to the Funds or an investment’s value or return to the Funds, and may be used in other ways that affect the Funds’ investment performance. In July 2017, the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021.

The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. In addition, there are obstacles to converting certain longer-term securities and transactions to a new reference rate or rates and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined.

The transition away from LIBOR might lead to increased volatility and illiquidity in markets for instruments whose terms currently reference LIBOR, reduced values of LIBOR-related investments, reduced effectiveness of hedging strategies, increased costs for certain LIBOR-related instruments, increased difficulty in borrowing or refinancing, and prolonged adverse market conditions for the Funds. Furthermore, the risks associated with the expected discontinuation of LIBOR and related transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

Although the Funds are working to minimize its exposure to risks associated with the expected discontinuation of LIBOR, all of the aforementioned risks may adversely affect the Funds’ performance or NAV.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

UKRAINE-RUSSIA CONFLICT RISK — In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on the Funds’ performance and the value of Funds’ investments, even beyond any direct exposure that the Funds may have to issuers located in these countries.

SUSTAINABLE INVESTMENT RISK — The sustainability criterion required for investment by the BP Global Sustainability Fund may cause the Fund to not invest in certain industries or issuers. As a result, the BP Global Sustainability Fund may be overweight or underweight in certain industries or issuers relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those industries or issuers. Sustainability information provided by issuers, upon which the portfolio managers may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for sustainable investing in the United States is still developing and future rules and regulations may require the BP Global Sustainability Fund to modify or alter its investment process. Similarly, government policies incentivizing issuers to engage in sustainable practices may fall out of favor, which could potentially limit the BP Global Sustainability Fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable business practices, which may result in the BP Global Sustainability Fund selling a security when it might otherwise be disadvantageous to do so. There is no guarantee that sustainable investments will outperform the broader market on either an absolute or relative basis.

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NOTES TO FINANCIAL STATEMENTS (continued)

August 31, 2022

OPTIONS WRITTEN — The Funds may enter into options written for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on exchanges regulated by the Commodity Futures Trading Commission or on other non-U.S. exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write OTC options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. As of the end of the reporting period, all of the Funds’ written options are exchange-traded options.

During the current fiscal period, the Funds’ average quarterly volume of options transactions was as follows:

FUND	PURCHASED OPTIONS (COST)	WRITTEN OPTIONS (PROCEEDS)
BP All-Cap Value Fund	$—	$692,431
BP Long/Short Equity Fund	15,567	159,564
BP Global Long/Short Fund	—	621,615

SHORT SALES — When the investment adviser believes that a security is overvalued, the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Dynamic Equity Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

In accordance with the terms of its prime brokerage agreements, a Fund may receive rebate income or be charged a fee for borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as interest income or interest expense. During the current fiscal period, the BP Long/Short Equity Fund, the BP Long/Short Research Fund, the BP Global Long/Short Fund and the BP Emerging Markets Dynamic Equity Fund had net income/(charges) of $(353,565), $(1,224,538), $(99,902) and $25, respectively, on borrowed securities. Such amounts are included in prime broker interest expense on the Statements of Operations.

As of the end of the reporting period, BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund had securities sold short valued at $9,339,997, $225,371,842, $51,534,469 and $51,926, respectively, for which securities of $22,488,094, $316,444,637, $39,745,100 and $9,480,898 and deposits of $10,377,832, $227,035,553, $51,953,266 and $1,116,609, respectively, were pledged as collateral.

In accordance with Special Custody and Pledge Agreements with Goldman Sachs & Co. (“Goldman Sachs”) (the Funds’ prime broker), BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged to the Fund based on the LIBOR rate plus an agreed upon spread.

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The BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund utilized cash borrowings from Goldman Sachs to meet required margin cash deposits as follows during the current fiscal period:

BP LONG/SHORT EQUITY FUND			BP LONG/SHORT RESEARCH FUND
DAYS UNITIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE	DAYS UNITIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE
107	EUR 6,579	0.16%	65	AUD 187,651	0.43%
39	GBP 21,654	0.43%	106	CAD 290,211	0.57%
45	USD 2,458,677	0.48%	41	CHF 186,967	0.39%
			55	DKK 332,076	0.02%
			33	EUR 569,481	0.16%
			8	GBP 95,887	0.44%
			21	HKD 666,725	0.44%
			28	ILS 11	0.00%
			10	JPY 5,215,925	0.36%
			107	MXN 0	0.00%
			40	NOK 2,608,372	0.65%
			25	PLN 319,061	0.69%
			56	SEK 2,669,370	0.34%
			56	SGD 53,723	0.58%
			54	USD 1,981,543	0.48%

BP GLOBAL LONG/SHORT FUND			BP EMERGING MARKETS DYNAMIC EQUITY FUND
DAYS UNITIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE	DAYS UNITIZED	AVERAGE DAILY BORROWINGS	WEIGHTED AVERAGE INTEREST RATE
28	AUD 19,453	0.43%	2	CAD 42,536	0.57%
23	CAD 622	0.58%	29	HKD 96,202	0.46%
7	CHF 2,339	0.37%	60	USD 151,566	0.48%
39	EUR 8,912	0.16%
25	GBP 1,148	0.43%
22	HKD 34,650	0.45%
67	JPY 1,342,331	0.36%
19	NOK 189,938	0.50%
28	SEK 175,886	0.34%
16	USD 154,800	0.48%

The BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund incurred interest expense during the current fiscal period on such borrowings, in the amount of $1,479, $2,210, $57 and $127 respectively.

CONTRACTS FOR DIFFERENCE — The BP Emerging Markets Fund, BP Long/Short Equity Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund (for this section only, each a “Fund”) may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded OTC. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Periodic payments made or received are recorded as realized gains or losses. Entering into CFDs involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions.

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CFDs outstanding at period end, if any, are listed on the Portfolio of Investments. As of the end of the reporting period, BP Emerging Markets Fund, BP Long/Short Research Fund, BP Global Long/Short Fund and BP Emerging Markets Dynamic Equity Fund had cash deposits for CFDs of $296,642, $125,033, $2,947,284 and $11,426,864, respectively, which were pledged as collateral. In connection with CFDs, cash or securities may be segregated as collateral by the Funds’ custodian. As of the end of the reporting period, the BP Long/Short Research Fund, BP Global Long/Short Fund, BP Emerging Markets Dynamic Equity Fund and the BP Emerging Markets Fund held CFDs.

During the current fiscal period, the average volume of CFDs was as follows:

FUND	NOTIONAL AMOUNT LONG	NOTIONAL AMOUNT SHORT
BP Emerging Markets Fund	$1,742,801	$—
BP Long/Short Equity Fund	—	3,904,024
BP Long/Short Research Fund	3,077,752	135,694,150
BP Global Long/Short Fund	3,432,523	8,366,337
BP Emerging Markets Dynamic Equity Fund	24,152,266	33,180,887

The following is a summary of CFD’s that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements) as of the end of the reporting period:

		GROSS AMOUNT NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES				GROSS AMOUNT NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNTS OF RECOGNIZED ASSETS	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED	NET AMOUNT[1]	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED[2]	NET AMOUNT[3]

BP Emerging Markets Fund
Goldman Sachs	$36,867	$36,867	$—	$—	$235,504	$36,867	$198,637	$—
Total	$36,867	$36,867	$—	$—	$235,504	$36,867	$198,637	$—
BP Long/Short Equity Fund
Morgan Stanley	$421,503	$2,124	$—	$419,379	$2,124	$2,124	$—	$—
Total	$421,503	$2,124	$—	$419,379	$2,124	$2,124	$—	$—
BP Long/Short Research Fund
Bank of America	$—	$—	$—	$—	$26,849	$—	$—	$26,849
Goldman Sachs	2,946,287	718,389	—	2,227,898	718,389	718,389	—	—
Merrill Lynch	—	—	—	—	—	—	—	—
Morgan Stanley	12,046,754	966,282	—	11,080,472	966,282	966,282	4,089	295,911
Total	$14,993,041	$1,684,671	$—	$13,308,370	$1,711,520	$1,684,671	$4,089	$—
BP Global Long/Short Fund
Goldman Sachs	$1,019,114	$220,107	$—	$799,007	$220,107	$220,107	$—	$—
Macquarie	5,732	—	—	5,732	—	—	—	—
Morgan Stanley	—	—	—	—	3,693	—	186,480	—
Total	$1,024,846	$220,107	$—	$804,739	$223,800	$220,107	$186,480	$—
BP Emerging Markets Dynamic Equity Fund
Bank of America	$37,922	$37,922	$—	$—	$96,750	$37,922	$—	$58,828
Citigroup	5,205	—	—	5,205		—	—	—
Goldman Sachs	2,359,481	1,417,096	—	942,385	1,417,096	1,417,096	—	—
HSBC	65,832	65,832	—	—	67,141	65,832	1,309	—
Macquarie	19,268	—	—	19,268	—	—	—	—
Merrill Lynch	—	—	—	—	—	—	—	—
Morgan Stanley	476,010	69,475	—	406,535	69,475	69,475	—	—
Total	$2,963,718	$1,590,325	$—	$1,373,393	$1,650,462	$1,590,325	$1,309	$58,828

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Actual collateral pledged may be more than the amount shown.
[3]	Net amount represents the net amount payable to the counterparty in the event of default.

2. INVESTMENT ADVISERS AND OTHER SERVICES

Boston Partners Global Investors, Inc. (“Boston Partners” or the “Adviser”) serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

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The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Caps as applicable: short sale dividend expense, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation for all the Funds is in effect until March 2, 2023 and may not be terminated without the approval of the Board.

		EXPENSE CAPS
FUND	ADVISORY FEE	INSTITUTIONAL CLASS	INVESTOR CLASS
BP All-Cap Value Fund	0.70%	0.80%	1.05%
BP Small Cap Value Fund II	0.85	0.99	1.24
WPG Select Small Cap Value Fund	0.90	1.10	N/A
WPG Small/Micro Cap Value Fund*	0.80	1.10	N/A
BP Global Sustainability Fund	0.80	0.90	N/A
BP Global Equity Fund	0.90	0.95	1.20
BP Emerging Markets Fund	0.75	1.00	N/A
BP Long/Short Equity Fund	2.25	1.96	2.21
BP Long/Short Research Fund	1.25	1.50	1.75
BP Global Long/Short Fund	1.50	2.00	2.25
BP Emerging Markets Dynamic Equity Fund	1.25	1.40	N/A

*	0.80% of net asset up to $500 million, 0.75% of net assets in excess of $500 million.

The Adviser may recoup from each Fund fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding brokerage commissions, short sale dividend expense, taxes, interest expense, and any extraordinary expenses) to exceed the Expense Caps of each class of each Fund that were in effect at the time the fees and expenses were paid, waived, or absorbed by the Adviser, as well as the Expense Caps that are currently in effect, if different.

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

FUND	GROSS ADVISORY FEES	WAIVERS AND/OR REIMBURSEMENTS*	RECOUPMENTS	NET ADVISORY FEES
BP All-Cap Value Fund	$12,113,642	$(1,054,852)	$—	$11,058,790
BP Small Cap Value Fund II	7,241,656	(274,029)	—	6,967,627
WPG Select Small Cap Value Fund	55,238	(112,555)	—	(57,317)
WPG Small/Micro Cap Value Fund	245,903	(49,003)	—	196,900
BP Global Sustainability Fund	120,738	(125,165)	—	(4,427)
BP Global Equity Fund	1,663,137	(327,392)	—	1,335,745
BP Emerging Markets Fund	173,986	(170,692)	—	3,294
BP Long/Short Equity Fund	1,460,898	(404,556)	—	1,056,342
BP Long/Short Research Fund	9,727,246	—	—	9,727,246
BP Global Long/Short Fund	1,720,739	—	—	1,720,739
BP Emerging Markets Dynamic Equity Fund	767,175	(194,970)	—	572,205

As of the end of the reporting period, the Funds had amounts available for recoupment as follows:

FUND	August 31, 2023	August 31, 2024	August 31, 2025	TOTAL
BP All-Cap Value Fund	$746,620	$479,510	$1,054,852	$2,280,982
BP Small Cap Value Fund II	148,231	139,323	274,029	561,583
WPG Select Small Cap Value Fund	—	—	112,555	112,555
WPG Small/Micro Cap Value Fund	45,416	43,934	49,003	138,353
BP Global Sustainability Fund	—	—	125,165	125,165
BP Global Equity Fund	1,193,888	140,758	327,392	1,662,038
BP Emerging Markets Fund	178,695	123,547	170,692	472,934
BP Long/Short Equity Fund	242,417	366,046	404,556	1,013,019
BP Emerging Markets Dynamic Equity Fund	307,711	168,395	194,970	671,076

*	Includes Acquired fund fees and expenses. Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2022

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

The Board has approved a Distribution Agreement for the Funds and adopted separate Plans of Distribution for the Investor Class Shares of each BP Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, Quasar Distributors, LLC (the “Underwriter”) is entitled to receive from each Fund a distribution fee with respect to the Investor Class Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Investor Class Shares. Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of the Investor Class Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Class Shares, all as set forth in the Plans.

3. DIRECTOR AND OFFICER COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments and derivative transactions) of the Funds were as follows:

FUND	PURCHASES	SALES
BP All-Cap Value Fund	$490,966,839	$932,794,740
BP Small Cap Value Fund II	202,635,717	212,480,701
WPG Select Small Cap Value Fund	23,694,966	6,212,880
WPG Small/Micro Cap Value Fund	30,594,304	27,575,612
BP Global Sustainability Fund	36,323,263	11,301,753
BP Global Equity Fund	109,869,219	105,410,061
BP Emerging Markets Fund	35,262,701	30,479,641
BP Long/Short Equity Fund	28,517,365	24,726,260
BP Long/Short Research Fund	642,154,815	667,088,433
BP Global Long/Short Fund	172,589,014	164,690,871
BP Emerging Markets Dynamic Equity Fund	62,657,077	49,668,928

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. CAPITAL SHARE TRANSACTIONS

As of the end of the reporting period, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized except for the Institutional Class Shares of the BP Long/Short Research Fund, BP Global Long/Short Fund and WPG Small/Micro Cap Value Fund, which have 750,000,000 shares, 300,000,000 shares and 50,000,000 shares, respectively, of $0.001 par value common stock authorized.

6. RESTRICTED SECURITIES

Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Portfolio of Investments.

As of the end of the reporting period, the Funds did not hold any restricted securities that were illiquid.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2022

7. FEDERAL INCOME TAX INFORMATION

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2022, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
BP All-Cap Value Fund	$1,051,594,229	$515,605,400	$(17,151,073)	$498,454,327
BP Small Cap Value Fund II	763,526,124	217,031,499	(52,186,201)	164,845,298
WPG Select Small Cap Value Fund	19,262,101	497,699	(1,758,614)	(1,260,915)
WPG Small/Micro Cap Value Fund	35,207,952	5,178,621	(2,738,066)	2,440,555
BP Global Sustainability Fund	25,343,269	709,747	(3,378,798)	(2,669,051)
BP Global Equity Fund	171,300,538	32,066,880	(19,016,723)	13,050,157
BP Emerging Markets Fund	22,211,654	1,403,103	(2,661,479)	(1,258,376)
BP Long/Short Equity Fund	58,925,959	28,195,029	(2,551,387)	25,643,642
BP Long/Short Research Fund	678,310,185	210,900,306	(39,055,046)	171,845,260
BP Global Long/Short Fund	116,847,266	20,521,147	(13,290,223)	7,230,924
BP Emerging Markets Dynamic Equity Fund	45,977,773	3,439,330	(3,487,105)	(47,775)

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2022 were reclassified among the following accounts. They are primarily attributable to net investment loss, deemed distributions due to shareholder redemptions and investments in partnerships.

FUND	DISTRIBUTABLE EARNINGS/(LOSS)	PAID-IN CAPITAL
BP All-Cap Value Fund	$(20,607,230)	$20,607,230
BP Small Cap Value Fund II	(4,315,026)	4,315,026
WPG Select Small Cap Value Fund	3	(3)
WPG Small/Micro Cap Value Fund	(225,362)	225,362
BP Global Sustainability Fund	16	(16)
BP Global Equity Fund	—	—
BP Emerging Markets Fund	—	—
BP Long/Short Equity Fund	7	(7)
BP Long/Short Research Fund	(8,800,702)	8,800,702
BP Global Long/Short Fund	(2,177)	2,177
BP Emerging Markets Dynamic Equity Fund	—	—

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2022

As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	QUALIFIED LATE-YEAR LOSS DEFERRAL	OTHER TEMPORARY DIFFERENCES	UNREALIZED APPRECIATION/ (DEPRECIATION)
BP All-Cap Value Fund	$21,940,541	$91,006,661	$—	$—	$—	$498,454,403
BP Small Cap Value Fund II	3,467,979	38,767,754	—	(7,550,552)	—	164,845,298
WPG Select Small Cap Value Fund	111,686	—	—	—	—	(1,260,916)
WPG Small/Micro Cap Value Fund	1,862,973	2,806,614	—	—	—	2,440,501
BP Global Sustainability Fund	255,240	—	(1,163,901)	—	—	(2,670,657)
BP Global Equity Fund	2,131,969	—	(19,776,513)	—	—	12,998,390
BP Emerging Markets Fund	651,962	—	(3,679,074)	—	—	(1,259,955)
BP Long/Short Equity Fund	3,931,846	3,626,560	—	—	—	25,424,792
BP Long/Short Research Fund	58,564,394	86,589,178	—	—	—	168,138,995
BP Global Long/Short Fund	3,244,316	—	(9,158,562)	—	(530,699)	7,210,386
BP Emerging Markets Dynamic Equity Fund	7,610,542	—	(12,136,889)	—	—	(48,607)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2022 was as follows:

	2022			2021
FUND	ORDINARY INCOME	LONG-TERM GAINS	TOTAL	ORDINARY INCOME	LONG-TERM GAINS	TOTAL
BP All-Cap Value Fund	$42,230,699	$61,493,948	$103,724,647	$9,805,102	$11,863,033	$21,668,135
BP Small Cap Value Fund II	17,060,225	42,632,065	59,692,290	3,711,285	—	3,711,285
WPG Select Small Cap Value Fund	—	—	—
WPG Small/Micro Cap Value Fund	417,759	—	417,759	144,307	—	144,307
BP Global Sustainability Fund	—	—	—
BP Global Equity Fund	3,282,335	—	3,282,335	2,917,436	—	2,917,436
BP Emerging Markets Fund	926,742	303,862	1,230,604	129,801	—	129,801
BP Long/Short Equity Fund	—	2,791,078	2,791,078	—	23,768,795	23,768,795
BP Long/Short Research Fund	—	87,734,542	87,734,542	—	—	—
BP Global Long/Short Fund	—	—	—	79,283	—	79,283
BP Emerging Markets Dynamic Equity Fund	36,249	—	36,249	5,338,757	—	5,338,757

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2022, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2022.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2022

For the fiscal year ended August 31, 2022, the following Funds deferred to September 1, 2022, the following qualified late-year losses.

FUND	LATE-YEAR ORDINARY LOSS DEFERRAL	POST-OCTOBER CAPITAL LOSS DEFERRAL
BP All-Cap Value Fund	$—	$—
BP Small Cap Value Fund II	—	7,550,552
WPG Select Small Cap Value Fund	—	—
WPG Small/Micro Cap Value Fund	—	—
BP Global Sustainability Fund	—	—
BP Global Equity Fund	—	—
BP Emerging Markets Fund	—	—
BP Long/Short Equity Fund	—	—
BP Long/Short Research Fund	—	—
BP Global Long/Short Fund	—	—
BP Emerging Markets Dynamic Equity Fund	—	—

Accumulated capital losses represent net capital loss carryforwards as of August 31, 2022 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. During the fiscal year, the BP Global Equity Fund had utilized $9,128,785, and BP Global Long/Short Fund had utilized $13,718,886 of carry forward capital losses.

As of August 31, 2022, the BP Global Sustainability Fund had short-term post-enactment capital losses of $1,163,901. The BP Global Equity Fund had short-term post-enactment capital losses of $19,776,513. The BP Emerging Markets Fund had short-term post-enactment capital losses of $3,679,074. The BP Global Long/Short Fund had short-term post-enactment capital losses of $9,158,562. The BP Emerging Markets Dynamic Equity Fund had short-term post-enactment capital losses of $11,790,527 and long-term post-enactment capital losses of $346,362. The capital losses can be carried forward for an unlimited period.

8. SECURITIES LENDING

Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board, is invested in short-term investments. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Boston Partners to be of good standing and only when, in Boston Partners’ judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. Investments purchased with proceeds from securities lending are overnight and continuous. During the current fiscal period, the Funds participated in securities lending. The market value of securities on loan and cash collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such loans were as follows:

FUND	MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
BP All-Cap Value Fund	$107,953,391	$ 111,121,981	$133,098
BP Small Cap Value Fund II	145,477,036	150,679,396	201,238
WPG Small/Micro Cap Value Fund	5,172,762	5,344,277	9,611
BP Global Equity Fund	13,862,258	14,200,918	14,196
BP Long/Short Equity Fund	8,280,895	8,554,091	36,394

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2022

Securities lending transactions are entered into by the Funds’ securities lending agent on behalf of the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds’ securities lending agent on behalf of the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds’ open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

				GROSS AMOUNT NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNT OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNT OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT
BP All-Cap Value Fund	$107,953,391	—	$107,953,391	$(107,953,391)	—	—
BP Small Cap Value Fund II	145,477,036	—	145,477,036	(145,477,036)	—	—
WPG Small/Micro Cap Value Fund	5,172,762	—	5,172,762	(5,172,762)	—	—
BP Global Equity Fund	13,862,258	—	13,862,258	(13,862,258)	—	—
BP Long/Short Equity Fund	8,280,895	—	8,280,895	(8,280,895)	—	—

[1]	Amount disclosed is limited to the amount of assets presented in the Statements of Assets and Liabilites. Actual collateral received may be more than the amount shown.

9. LINE OF CREDIT

The Company, on behalf of the Funds, has established a line of credit (“LoC”) with the Custodian to be used for temporary or emergency purposes, primarily for financing redemption payments. Any loan issued to a Fund utilizing the LoC (each, a “Borrowing Fund” and together, the “Borrowing Funds”) is secured by securities held in the Borrowing Fund’s portfolio. The LoC was renewed on September 13, 2022. The LoC will mature, unless renewed, on September 12, 2023. Borrowing under the LoC is limited to the lesser of (i) $100,000,000, (ii) 20.0% of the gross market value of a Borrowing Fund, or (iii) 33 1/3% of the net market value of the unencumbered assets of a Borrowing Fund. The interest rate paid by the Borrowing Funds on outstanding borrowings is equal to the prime lending rate of the Custodian, which was 5.50% at August 31, 2022.

During the current fiscal period, the Funds’ LoC borrowing activity was as follows:

	TOTAL AMOUNT OF DAYS BORROWED	AVERAGE BORROWINGS	MAXIMUM AMOUNT OUTSTANDING	INTEREST EXPENSE	AVERAGE INTEREST RATE
BP All-Cap Value Fund	9	$25,589,333	$100,000,000	$20,997	3.31%
WPG Small/Micro Cap Value Fund	4	18,000	25,000	7	3.25
BP Emerging Markets Fund	6	450,000	820,000	300	3.94
BP Long/Short Equity Fund	16	123,750	215,000	179	3.25
BP Long/Short Research Fund	68	9,665,368	41,018,000	59,448	3.27
BP Global Long/Short Fund	2	3,016,500	3,284,000	545	3.25

10. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved new valuation procedures for the Funds.

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NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

August 31, 2022

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners All-Cap Value Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, Boston Partners Emerging Markets Dynamic Equity Fund, Boston Partners Emerging Markets Fund, Boston Partners Global Sustainability Fund, and WPG Partners Select Small Cap Value Fund and Board of Directors of The RBB Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Boston Partners Small Cap Value Fund II, Boston Partners Long/Short Equity Fund, Boston Partners Long/Short Research Fund, Boston Partners All-Cap Value Fund, WPG Partners Small/Micro Cap Value Fund, Boston Partners Global Equity Fund, Boston Partners Global Long/Short Fund, Boston Partners Emerging Markets Dynamic Equity Fund, Boston Partners Emerging Markets Fund, Boston Partners Global Sustainability Fund and WPG Partners Select Small Cap Value Fund (collectively referred to as the “Funds”) (eleven of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the portfolios of investments, as of August 31, 2022, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eleven of the portfolios constituting The RBB Fund, Inc.) at August 31, 2022, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual portfolio constituting The RBB Fund, Inc.	Statement of operations	Statements of changes in net assets	Financial highlights
Boston Partners Small Cap Value Fund II
Boston Partners Long/Short Equity Fund
Boston Partners Long/Short Research Fund
Boston Partners All-Cap Value Fund
WPG Partners Small/Micro Cap Value Fund
Boston Partners Global Equity Fund
Boston Partners Global Long/Short Fund
Boston Partners Emerging Markets
Dynamic Equity Fund	For the year ended August 31, 2022	For each of the two years in the period ended August 31, 2022	For each of the five years in the period ended August 31, 2022
Boston Partners Emerging Markets Fund	For the year ended August 31, 2022	For each of the two years in the period ended August 31, 2022	For each of the four years in the period ended August 31, 2022 and the period from October 17, 2017 (commencement of operations) through August 31, 2018
WPG Partners Select Small Cap Value Fund Boston Partners Global Sustainability Fund	For the period from December 29, 2021 (commencement of operations) through August 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Boston Partners investment companies since 2007.

Philadelphia, Pennsylvania

October 28, 2022

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SHAREHOLDER TAX INFORMATION

Certain tax information regarding each Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. During the fiscal year ended August 31, 2022, the following dividends and distributions were paid by each of the Funds:

	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
BP All-Cap Value Fund	$42,230,699	$61,493,948
BP Small Cap Value Fund II	17,060,225	42,632,065
WPG Select Small Cap Value Fund	—	—
WPG Small/Micro Cap Value Fund	417,759	—
BP Global Sustainability Fund	—	—
BP Global Equity Fund	3,282,335	—
BP Emerging Markets Fund	926,742	303,862
BP Long/Short Equity Fund	—	2,791,078
BP Long/Short Research Fund	—	87,734,542
BP Global Long/Short Fund	—	—
BP Emerging Markets Dynamic Equity Fund	36,249	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2022 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

BP All-Cap Value Fund	82.38%
BP Small Cap Value Fund II	60.68%
WPG Select Small Cap Value Fund	0.00%
WPG Small/Micro Cap Value Fund	62.20%
BP Global Sustainability Fund	0.00%
BP Global Equity Fund	100.00%
BP Emerging Markets Fund	29.53%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Dynamic Equity Fund	9.12%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

BP All-Cap Value Fund	71.13%
BP Small Cap Value Fund II	60.61%
WPG Select Small Cap Value Fund	0.00%
WPG Small/Micro Cap Value Fund	62.00%
BP Global Sustainability Fund	0.00%
BP Global Equity Fund	36.82%
BP Emerging Markets Fund	0.00%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund.	0.00%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Dynamic Equity Fund	0.00%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

BP All-Cap Value Fund	0.00%
BP Small Cap Value Fund II	0.00%
WPG Select Small Cap Value Fund	0.00%
WPG Small/Micro Cap Value Fund	0.00%
BP Global Sustainability Fund	0.00%
BP Global Equity Fund	0.18%
BP Emerging Markets Fund	0.02%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund.	0.00%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Dynamic Equity Fund	0.25%

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SHAREHOLDER TAX INFORMATION (concluded)

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

BP All-Cap Value Fund	56.73%
BP Small Cap Value Fund II	82.00%
WPG Select Small Cap Value Fund	0.00%
WPG Small/Micro Cap Value Fund	78.88%
BP Global Sustainability Fund	0.00%
BP Global Equity Fund	0.00%
BP Emerging Markets Fund	0.00%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund.	0.00%
BP Global Long/Short Fund	0.00%
BP Emerging Markets Dynamic Equity Fund	0.00%

Pursuant to Section 853 of the Internal Revenue Code, the following Portfolios elect to pass-through to shareholders the credit for taxes paid to eligible foreign countries, which may be less than the actual amount paid for financial statement purposes.

			PER SHARE
FUND	GROSS FOREIGN SOURCE INCOME	FOREIGN TAXES PASSTHROUGH	GROSS FOREIGN SOURCE INCOME	FOREIGN TAXES PASSTHROUGH	SHARES OUTSTANDING AT 8/31/2022
BP Emerging Markets Fund	778,602	105,898	0.31160583	0.04238165	2,498,676
BP Emerging Markets Dynamic Equity Fund	1,402,386	186,040	0.23669429	0.03139978	5,924,883

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

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OTHER INFORMATION

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (888) 261-4073 and on the SEC website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Investment Advisory Agreement Renewal

As required by the 1940 Act, the Board, including all of the Independent Directors, considered the renewal of the investment co-advisory agreement among Boston Partners and the Company (the “Investment Advisory Agreement”) BP Small Cap Value Fund II, BP All-Cap Value Fund, BP Long/Short Equity Fund, BP Long/Short Research Fund, WPG Partners Small/Micro Cap Value Fund, BP Global Equity Fund, BP Global Long/Short Fund, BP Emerging Markets Dynamic Equity Fund, and the BP Emerging Markets Fund (for this section only, each a “Fund” and collectively the “Funds”), and the Advisory Agreement between BP and BP Emerging Markets Long/Short Offshore Ltd. with respect to the BP Emerging Markets Dynamic Equity Fund (the “Cayman Subsidiary Investment Advisory Agreement” and together with the Investment Advisory Agreement, the “Investment Advisory Agreements”), at a meeting of the Board held on May 11-12, 2022 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreements, the Board considered information provided by Boston Partners with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and Boston Partners, with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Boston Partners’ services provided to the Funds; (ii) descriptions of the experience and qualifications of Boston Partners personnel providing those services; (iii) Boston Partners’ investment philosophies and processes; (iv) Boston Partners’ assets under management and client descriptions; (v) Boston Partners’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Boston Partners’ current advisory fee arrangements with the Company and other similarly managed clients; (vii) Boston Partners’ compliance procedures; (viii) Boston Partners’ financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those each Fund’s respective Lipper Group and comparing the performance of each Fund to the performance of each Fund’s respective Lipper Group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Boston Partners. The Directors concluded that Boston Partners had substantial resources to provide services to the Funds and that Boston Partners’ services had been acceptable.

The Directors also considered the investment performance of the Funds. Information on the Funds’ investment performance was provided for the one-, three-, five-, ten-years and since inception periods ended March 31, 2022, as applicable. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

In reaching this conclusion, the Directors noted that the BP All-Cap Value Fund outperformed its benchmark, the Russell 3000 Value Index for year-to-date, one-year, three-year, five-year, ten-year and since-inception periods ended March 31, 2022. The Directors also noted that the BP All-Cap Value Fund ranked in the 1st quintile in its Lipper Performance Group for the three-year period and in the 3rd quintile for the one-year, four-year and five-year periods ended December 31, 2021.

The Directors noted that the BP Long/Short Equity Fund outperformed its primary benchmark, the S&P 500 Index, for the year-to-date, one-year, and since-inception periods ended March 31, 2022, and underperformed its benchmark for the three-year, five-year, and ten-year periods ended March 31, 2022. The Directors noted that the BP Long/Short Equity Fund’s performance ranked in the 1st quintile in its Lipper Performance Group for the one-year period ended December 31, 2021, and ranked in the 2nd quintile for the two-year period ended December 31, 2021.

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OTHER INFORMATION (continued)

The Directors noted that the WPG Partners Small/Micro Cap Value Fund outperformed its primary benchmark, the Russell 2000 Value Index, for the year-to-date, one-year, three-year, and five-year periods ended March 31, 2022, and underperformed its benchmark for the ten-year and since-inception periods ended March 31, 2022. The Directors noted that the WPG Partners Small/Micro Cap Value Fund’s performance ranked in the 1st quintile in its Lipper Performance Group for the one-year, two-year, three-year and five-year periods ended December 31, 2021.

Next, the Directors also reviewed the performance of the BP Long/Short Research Fund, noting that the Fund had outperformed its benchmark, the S&P 500 Index, for the year-to-date and one-year periods ended March 31, 2022, and underperformed its benchmark for the three-year, five-year, ten-year, and since-inception periods ended March 31, 2022. The Directors noted that the BP Long/Short Research Fund ranked in the 1st quintile in its Lipper Performance Group for the one-year period ended December 31, 2021, and ranked in the 2nd quintile for the three-year and five-year periods ended December 31, 2021.

The Directors next reviewed the performance of the BP Small Cap Value Fund II, which outperformed its benchmark, the Russell 2000 Value Index, for the year-to-date, one-year, and since-inception periods ended March 31, 2022, and underperformed its benchmark for the three-year, five-year, and ten-year periods ended March 31, 2022. The Directors noted that the BP Small Cap Value Fund II ranked in the 4th quintile in its Lipper Performance Group for the two-year, three-year, and five-year period and in the 3rd quintile for the one-year period ended December 31, 2021.

The Directors also considered the performance of the BP Global Equity Fund, which outperformed its benchmark, the MSCI World Index, for the year-to-date period ended March 31, 2022, and underperformed its benchmark for the one-year, three-year, five-year, ten-year, and since-inception periods ended March 31, 2022. They also noted that Fund ranked in the 3rd quintile in its Lipper Performance Group for the two-year and three-year periods and in the 2nd quintile for the one-year periods ended December 31, 2021.

The Directors noted that the BP Global Long/Short Fund had outperformed its benchmark, the MSCI World Index, for the year-to-date and one-year periods ended March 31, 2022, and underperformed its benchmark for the three-year, five-year, and since-inception periods ended March 31, 2022. The Directors noted that the BP Global Long/Short Fund ranked in the 3rd quintile in its Lipper Performance Group for the two-year, three-year, four-year and five-year periods ended December 31, 2021.

The Directors then reviewed the performance of the BP Emerging Markets Dynamic Equity Fund, which outperformed its benchmark, the MSCI Emerging Markets Index, for the year-to-date and one-year periods ended March 31, 2022, and underperformed its benchmark for the three-year, five-year, and since-inception periods ended March 31, 2022. The Directors also noted that the BP Emerging Markets Dynamic Equity Fund ranked in the 4th quintile in its Lipper Performance Group for the five-year period, and in the 5th quintile for the one-year, two-year, three-year and four-year periods ended December 31, 2021.

Finally, the Directors noted that the BP Emerging Markets Fund had outperformed its benchmark, the MSCI Emerging Markets Index, for the year-to-date period ended March 31, 2022, and underperformed its benchmark for the one-year, three-year and since-inception periods ended March 31, 2022. They also noted that Fund ranked in the 3rd quintile in its Lipper Performance Group for the three-year period, and in the 4th quintile for the one-year, two-year, four-year and since-inception periods ended December 31, 2021.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that Boston Partners had contractually agreed to waive management fees and reimburse expenses through at least March 2, 2023 for the Funds to limit total annual operating expenses to agreed upon levels for each Fund.

The Directors noted that the BP Small Cap Value Fund II’s actual advisor fees and total expenses ranked in the 4th quintile of its Lipper Expense Group.

The Directors noted that the BP Long/Short Equity Fund’s actual advisor fees and total expenses ranked in the 5th quintile of its Lipper Expense Group.

The Directors noted that the BP Long/Short Research Fund’s actual advisor fees ranked in the 5th quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 2nd quintile of its Lipper Expense Group.

The Directors noted that the BP All-Cap Value Fund’s actual advisor fees ranked in the 4th quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 2nd quintile of its Lipper Expense Group.

The Directors noted that the WPG Partners Small/Micro Cap Value Fund’s actual advisor fees and total expenses of the Fund ranked in the 1st quintile of its Lipper Expense Group.

The Directors noted that the BP Global Equity Fund’s actual advisor fees ranked in the 5th quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 3rd quintile of its Lipper Expense Group.

The Directors noted that the BP Global Long/Short Fund’s actual advisor fees and total expenses ranked in the 5th quintile of its Lipper Expense Group.

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OTHER INFORMATION (concluded)

The Directors noted that the BP Emerging Markets Dynamic Equity Fund’s actual advisor fees and total expenses ranked in the 3rd quintile of its Lipper Expense Group.

The Directors noted that the BP Emerging Markets Fund’s actual advisor fees ranked in the 1st quintile of its Lipper Expense Group, and that the total expenses of the Fund ranked in the 3rd quintile of its Lipper Expense Group.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Boston Partners’ services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2023.

Liquidity Risk Management Program

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Funds. The Programs seek to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Company Program. The Adviser has delegated oversight of the Adviser Program to its Liquidity Committee, whose process of monitoring and determining the liquidity of each Fund’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from January 1, 2021 to December 31, 2021 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of each Fund’s trading environment and reasonably anticipated trading size; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that each Fund held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period. Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectuses for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

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DIRECTORS AND EXECUTIVE OFFICERS

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 1-888-261-4073.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 89	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	55	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 55	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020. Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	55	FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).
Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 56	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	55	Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 1997, Consultant, financial services organizations.	55	IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021); Kalmar Pooled Investment Trust (registered investment company) (until September 2017).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Chairman Director	2005 to present 1991 to present	Retired.	55	EIP Investment Trust (registered investment company) (until August 2022).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 62	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	55	Fidelity National Information Services, Inc. (financial services technology company). Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	55	None.

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DIRECTORS AND EXECUTIVE OFFICERS (continued)

INTERESTED DIRECTOR2

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	55	None.
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 63	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO Investments LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 59	Chief Compliance Officer	2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present	Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (an investment advisory firm).	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	2018 to present	Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 63	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

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DIRECTORS AND EXECUTIVE OFFICERS (concluded)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 43	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 55 portfolios of the fund complex, consisting of the series in the Company and The RBB Fund Trust (7 portfolios).
1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.
2.	Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

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BOSTON PARTNERS INVESTMENT FUNDS

PRIVACY NOTICE

FACTS	WHAT DO THE BOSTON PARTNERS INVESTMENT FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number

•     account balances

•     account transactions

•     transaction history

•     wire transfer instructions

•     checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Boston Partners Investment Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Boston Partners Investment Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	Yes
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (888) 261-4073 or go to www.boston-partners.com

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BOSTON PARTNERS INVESTMENT FUNDS
PRIVACY NOTICE (continued)

What we do
How do the Boston Partners Investment Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Boston Partners Investment Funds collect my personal information?

We collect your personal information, for example, when you

•     open an account

•     provide account information

•     give us your contact information

•     make a wire transfer

•     tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes-information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

•     Check whether we hold personal information about you and to access such data (in accordance with our policy)

•     Request the correction of personal information about you that is inaccurate

•     Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

•     Request the erasure of your personal information

•     Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-888-261-4073.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

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PRIVACY NOTICE (concluded)

What we do (continued)
European Union’s General Data Protection Regulation (continued)	The Boston Partners Investment Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include:

•     ORIX Corporation.

•     Robeco Investment Management, Inc.

•     Robeco Securities, LLC

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•     The Boston Partners Investment Funds don’t share with nonaffiliates so they can market to you. The Boston Partners Investment Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•     The Boston Partners Investment Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

Controller	“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European Union or European Member State law, the controller or the specific criteria for its nomination may be provided for by European Union or European Member State law.

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INVESTMENT ADVISER

Boston Partners Global Investors, Inc.
1 Beacon Street, 30th Floor
Boston, MA 02108

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

PRINCIPAL UNDERWRITER

Quasar Distributors, LLC
111 E. Kilbourn Ave., Suite 2200
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700 Philadelphia, PA 19103

LEGAL COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

BOS-AR22

Campbell Systematic Macro Fund

of

THE RBB FUND, INC.

Class A (TICKER: EBSAX)

Class C (TICKER: EBSCX)

Class I (TICKER: EBSIX)

Annual Report

August 31, 2022

Campbell Systematic Macro Fund

Annual Investment Adviser’s Report
August 31, 2022 (Unaudited)

Sept 2021 – August 2022

The performance of the Fund was down in September 2021, with gains in commodities and foreign exchange more than offset by losses in fixed income and equity indices. From a strategy perspective, losses came from the Fund’s trend following and short term strategies, while the Fund’s systematic macro strategies gained.

From a markets perspective, most major global stock indexes finished the month down as the general risk-off sentiment that intensified during the month put an end to the relentless equity rally seen for most of 2021. Global bond yields and the US dollar benefitted from flight-to-safety buying as some major central banks turned more hawkish, supply chain bottlenecks kept inflation concerns elevated, contagion fears surrounding Chinese company Evergrande were heightened, and dysfunction among US lawmakers threatened to derail fiscal stimulus. In energy markets, brent and WTI crude prices rose as a significant percentage of US Gulf Coast output remained offline following Hurricane Ida, while at the same time, the UK grappled with a fuel shortage crisis.

The performance of the Fund was up in October 2021, with gains in commodities and equity indices and losses in fixed income and foreign exchange. From a strategy perspective, gains came from the Fund’s trend following and short-term strategies while the Fund’s systematic macro strategies were down.

From a markets perspective, nearly all major global equity indices moved higher amid better-than-expected corporate earnings and despite fears that inflationary pressures and supply-chain issues could crimp growth. In fixed income markets, persistent, elevated inflation data and growing concerns over imminent monetary policy tightening pushed yields higher (prices lower) across the curve. Surprisingly, hawkish rhetoric from central bankers disproportionately impacted near-term yields as traders pulled forward expectations on the timing of interest rate hikes. In currency markets, the US dollar weakened compared to most of its developed market peers during the month of October, with the notable exception being the Japanese yen.

The performance of the Fund was down in November 2021, with gains in foreign exchange more than offset by losses in commodities, equity indices and fixed income. From a strategy perspective, losses came from the Fund’s trend following, while the Fund’s short-term and systematic macro strategies gained.

From a markets perspective, rising COVID-19 cases, concerns about the efficacy of existing vaccines against a new coronavirus strain, and comments from Federal Reserve Chair Powell that it may be appropriate for the Federal Reserve to consider wrapping up its taper a few months sooner sparked a global flight-to-safety move. Global equity markets and yields fell while the US dollar gained versus most of its trading peers on the back of sticky US inflation and a faster normalization schedule from the Federal Reserve. In energy markets, the petroleum complex weakened amid demand concerns along with the new coronavirus strain sparking fears of renewed lockdowns and threatening the recovery outlook.

The performance of the Fund was up in December 2021, with gains in commodities and equity indices and losses in foreign exchange and fixed income. From a strategy perspective, gains came from the Fund’s systematic macro strategies and trend following, while the Fund’s short-term strategies were down.

From a markets perspective, risk-on appetite took hold during December as studies showed the COVID-19 Omicron variant caused mild illness in most cases and a still-accommodative monetary policy backdrop supported prices. Concerns around lingering inflationary pressures continued to linger in the background. Most major global equity benchmarks gained on the month and G-10 currencies generally gained versus the US dollar. US and European credit spreads tightened along with other risk assets. In interest rate markets, global central banks reacted to persistent inflation by hastening the curtailment of quantitative easing measures and signaling upcoming hikes. Many bond prices began to fall (yields rose) as the age of loose monetary policy seemed to be coming to an end.

The performance of the Fund was up in January 2022, with gains in fixed income, commodities and foreign exchange and losses in equity indices. From a strategy perspective, gains came from the Fund’s systematic macro, short-term and trend following strategies.

1

Campbell Systematic Macro Fund

Annual Investment Adviser’s Report (Continued)
August 31, 2022 (Unaudited)

From a markets perspective, global equity markets fell as investors worried about inflation, persistent supply chain issues, and the upcoming rate hikes from the Federal Reserve. Central banks continued to respond to rising inflation with tighter monetary policy, sending global yields higher. At the January US Federal Open Market Committee (“FOMC”) meeting, the Federal Reserve signaled it intended to raise interest rates as early as March and the market subsequently priced in five hikes during 2022. This hawkish approach from the Federal Reserve pushed the US dollar higher against many other currencies.

The performance of the Fund was up in February 2022, with gains in commodities, losses in foreign exchange and equity indices, and flat performance in fixed income. From a strategy perspective, gains came from the Fund’s trend following strategies with losses in the Fund’s systematic macro and short-term strategies.

From a markets perspective, the Russian invasion of Ukraine and subsequent sanctions against Moscow in the last few trading days of the month sparked a late month flight-to-safety rally in fixed income markets, sent energy prices higher, and drove demand for commodity-currencies. Global equity markets sank as the appetite for risk assets waned on the growing uncertainty around the conflict and developing global response. Record inflation prints and hawkish central banks also weighed on investor expectations and added to the uncertainty.

The performance of the Fund was up in March 2022, with gains in commodities, foreign exchange, fixed income, and equity indices. From a strategy perspective, gains came from the Fund’s momentum, quantitative macro, and short-term strategies.

From a markets perspective, many global equity markets gained while fixed income markets traded lower (rates increased) and currencies were mixed. Geopolitical concerns, a US FOMC rate hike, and hawkish Federal Reserve commentary weighed on markets early in the month but risk sentiment turned positive on war de-escalation prospects during the latter half of the month. In currencies, many of the majors fell against the US dollar with the notable exception of the commodity exporters in both the G10 and emerging market countries. In commodities, most markets saw higher prices on supply concerns which were primarily related to the ongoing Russia/Ukraine situation.

The performance of the Fund was up in April 2022, with gains in foreign exchange, fixed income, commodities, and equity indices. From a strategy perspective, gains came from the Fund’s momentum, quantitative macro, and short-term strategies.

From a markets perspective, global risk-off sentiment took hold, sending nearly all major equity benchmarks into negative territory for the month and pushing demand for the US dollar higher. Global growth concerns increased as Europe continued to struggle with the fallout from Russia’s invasion of Ukraine and China enacted lockdowns in a bid to curtail the spread of the latest COVID-19 variant. The US Federal Reserve prepared the double act of rate hikes with quantitative tightening in an effort to curb inflation while commodity markets continued to see higher prices, most notably energy markets and grains.

The performance of the Fund was down in May 2022, with losses in foreign exchange, commodities, and equity indices and flat performance in fixed income. From a strategy perspective, losses came from the Fund’s momentum, quantitative macro, and short-term strategies.

From a markets perspective, global equity returns were mixed during May, experiencing increased volatility across indices, as markets weighed accelerating inflation concerns in Europe, easing COVID-19 restrictions in China, and the possibility of a slowdown in US monetary tightening. In currency markets, while the US dollar remains stronger against the majors on the year, it experienced a reversal in May. The market is reconsidering whether US policy makers might slow or potentially pause the tightening cycle in the latter half of 2022, which limited the demand for the US currency. Additionally, data over the course of the month showed the potential of a weaker US consumer, contributing to US dollar weakness. In commodities, energy markets advanced on continued fallout from the war in Ukraine, easing COVID-19 restrictions in Asia and low inventories, while grains plummeted on the possibility that Russia would allow exports of Ukrainian grain through the Black Sea.

2

Campbell Systematic Macro Fund

Annual Investment Adviser’s Report (Concluded)
August 31, 2022 (Unaudited)

The performance of the Fund was up in June 2022, with gains in foreign exchange, fixed income, equity indices, and commodities. From a strategy perspective, gains came from the Fund’s momentum, quantitative macro, and short-term strategies.

From a markets perspective, the high inflation rate continues to dominate the narrative as the Federal Reserve continues to lead the hawkish charge. Following the hotter US CPI print early in the month, the Federal Reserve indicated that slowing inflation is more important than the possibility of slower economic growth, which helped drive the wide-reaching appreciation in the US dollar. The Bank of England and Reserve Bank of Australia also increased rates in response to growing inflation concerns. Global stock indices sold-off sharply as investors became increasingly convinced that the pace of rising interest rates will trigger a recession. US and European credit spreads widened sharply alongside the selloff in risk assets.

The performance of the Fund was down in July 2022, with gains in commodities more than offset by losses in fixed income, foreign exchange and equity indices. From a strategy perspective, losses came from the Fund’s momentum and quantitative macro strategies, while the Fund’s short-term strategies gained.

From a markets perspective, monetary policy, geopolitical developments, and economic data continue to captivate investor focus. Two consecutive quarters of negative Gross Domestic Product (GDP) growth in the US confirmed a technical recession and pushed US Treasury prices higher. Similarly in Canada, 10-year bond prices rose despite a surprise full percentage point rate hike from the central bank after a softer inflation print. In currency markets, JPY experienced strong gains versus the US dollar following the weaker US data and the prospects of a less aggressive Federal Reserve while EUR/USD reached parity for the first time since 2002 on back of the energy crisis in Europe and a series of poor European data. Stock indices advanced in July as easing rate rise expectations and generally strong big tech earnings sparked a broad-based rally.

The performance of the Fund was up in August 2022, with gains in fixed income, foreign exchange and equity indices and losses in commodities. From a strategy perspective, gains came from the Fund’s momentum and quantitative macro strategies, while the Fund’s short-term strategies were down.

From a markets perspective, global yields surged as hawkish commentary from policymakers heightened fears of aggressive monetary policy action aimed at curtailing inflation, despite the risk of dragging economies into recession. Canadian bonds fell after core inflation rose to a record 5.3% while US Treasury prices declined when a chorus of Federal Reserve officials reiterated their resolve to keep hiking rates and to maintain a restrictive stance “for some time.” The US dollar strengthened throughout the month while global equities sold-off in the latter half of August on expectations of tighter global monetary policy conditions. Energy markets came under pressure on global recession worries and metals prices fell.

3

Campbell Systematic Macro Fund

Performance Data
August 31, 2022 (Unaudited)

Comparison of Change in Value of $10,000 Investment in
Campbell Systematic Macro Fund - Class A vs. BarclayHedge BTOP50 Index and S&P 500® Total Return Index

This chart assumes a hypothetical $10,000 initial investment, adjusted for the Class A Shares maximum sales charge of 3.50% to a net initial investment of $9,650, in the Class A Shares is made on March 8, 2013 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the BarclayHedge BTOP50 Index and S&P 500® Total Return Index are unmanaged, do not incur expenses and are not available for investment.

Average annual total returns for the periods ended AUGUST 31, 2022
	ONE YEAR	THREE YEARS	FIVE YEARS	SINCE INCEPTION(1)
Class A Shares (without sales charge)	30.09%	10.25%(1)	10.22%(1)	5.48%
Class A Shares (with sales charge)	25.51%	8.93%(1)	9.44%(1)	5.09%
BarclayHedge BTOP50 Index (2)(3)	17.85%	8.15%	6.75%	3.67%
S&P 500® Total Return Index (2)(4)	-11.23%	12.39%	11.82%	12.52%

(1)

The Fund commenced operations on March 8, 2013 as a separate portfolio (the “Predecessor Fund”) of Equinox Funds Trust. Effective May 29, 2020, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Reorganization”). The performance shown for periods prior to May 29, 2020 represents the performance of the Predecessor Fund.

(2)	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

(3)

The BarclayHedge BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. It is not possible to invest directly in an index.

(4)

This is not a primary benchmark of the Fund. Results of the S&P 500® Total Return Index are presented for general comparative purposes. The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

4

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2022 (Unaudited)

Effective January 15, 2021, the outstanding Class P Shares of the Fund were converted into Class A Shares of the Fund. Class A Shares of the Fund have a 3.50% maximum sales charge. Prior to February 16, 2021, the Class A Shares of the Fund had a 5.75% maximum sales charge.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio for Class A Shares, as stated in the current prospectus dated March 2, 2022, as supplemented, is 2.33% and the Fund’s net operating expense ratio after waivers for Class A Shares is 2.00%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for Class A Shares to 2.00% of the Fund’s average daily net assets. This contractual limitation is in effect until March 2, 2023 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

Portfolio composition is subject to change.

5

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2022 (Unaudited)

Comparison of Change in Value of $10,000 Investment in
Campbell Systematic Macro Fund - Class C vs. BarclayHedge BTOP50 Index and S&P 500® Total Return Index

This chart assumes a hypothetical $10,000 initial investment in the Class C Shares is made on February 11, 2014 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the BarclayHedge BTOP50 Index and S&P 500® Total Return Index are unmanaged, do not incur expenses and are not available for investment.

Average annual total returns for the periods ended AUGUST 31, 2022
	ONE YEAR	THREE YEARS	FIVE YEARS	SINCE INCEPTION(1)
Class C Shares (without contingent deferred sales charge)	29.13%	9.48%(1)	9.40%(1)	5.82%
Class C Shares (with contingent deferred sales charge)	28.13%	9.48%(1)	9.40%(1)	5.82%
BarclayHedge BTOP50 Index (2)(3)	17.85%	8.15%	6.75%	4.51%
S&P 500® Total Return Index (2)(4)	-11.23%	12.39%	11.82%	11.62%

(1)

Class C Shares of the Fund commenced operations on February 11, 2014 in a separate portfolio (the “Predecessor Fund”) of Equinox Funds Trust. Effective May 29, 2020, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Reorganization”). The performance shown for periods prior to May 29, 2020 represents the performance of the Predecessor Fund.

(2)	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

(3)

The BarclayHedge BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. It is not possible to invest directly in an index.

6

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2022 (Unaudited)

(4)

This is not a primary benchmark of the Fund. Results of the S&P 500® Total Return Index are presented for general comparative purposes. The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio for Class C Shares, as stated in the current prospectus dated March 2, 2022, as supplemented, is 3.08% and the Fund’s net operating expense ratio after waivers for Class C Shares is 2.75%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for Class C Shares to 2.75% of the Fund’s average daily net assets. This contractual limitation is in effect until March 2, 2023 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

Portfolio composition is subject to change.

7

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2022 (Unaudited)

Comparison of Change in Value of $100,000 Investment in
Campbell Systematic Macro Fund - Class I vs. BarclayHedge BTOP50 Index and S&P 500® Total Return Index

This chart assumes a hypothetical $100,000 initial investment in the Class I Shares is made on March 8, 2013 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the BarclayHedge BTOP50 Index and S&P 500® Total Return Index are unmanaged, do not incur expenses and are not available for investment.

Average annual total returns for the periods ended AUGUST 31, 2022
	ONE YEAR	THREE YEARS	FIVE YEARS	SINCE INCEPTION(1)
Class I Shares	30.35%	10.55%(1)	10.49%(1)	5.75%
BarclayHedge BTOP50 Index (2)(3)	17.85%	8.15%	6.75%	3.67%
S&P 500® Total Return Index (2)(4)	-11.23%	12.39%	11.82%	12.52%

(1)

The Fund commenced operations on March 8, 2013 as a separate portfolio (the “Predecessor Fund”) of Equinox Funds Trust. Effective May 29, 2020, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Reorganization”). The performance shown for periods prior to May 29, 2020 represents the performance of the Predecessor Fund.

(2)	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

(3)

The BarclayHedge BTOP50 Index (“BTOP50 Index”) seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. It is not possible to invest directly in an index.

(4)

This is not a primary benchmark of the Fund. Results of the S&P 500® Total Return Index are presented for general comparative purposes. The S&P 500® Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. It is not possible to invest directly in an index.

8

Campbell Systematic Macro Fund

Performance Data (Continued)
August 31, 2022 (Unaudited)

Performance data quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call the Fund at 1-844-261-6488 for returns current to the most recent month-end.

The performance data quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual operating expense ratio for Class I Shares, as stated in the current prospectus dated March 2, 2022, as supplemented, is 2.08% and the Fund’s net operating expense ratio after waivers is for Class I Shares 1.75%. Campbell & Company Investment Adviser LLC has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for Class I Shares to 1.75% of the Fund’s average daily net assets. This contractual limitation is in effect until March 2, 2023 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Consolidated Financial Highlights for current figures.

An investment in the Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of its investment. The Fund invests in long and short positions in futures, forwards and spot contracts, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should be read carefully before investing.

Portfolio composition is subject to change.

9

Campbell Systematic Macro Fund

Performance Data (Concluded)
August 31, 2022 (Unaudited)

Standard & Poor’s 500 Composite Stock Index (S&P 500 Index)

The 500 stocks in the S&P 500 are chosen by Standard & Poor’s based on industry representation, liquidity and stability. The stocks in the S&P 500 are not the 500 largest companies; rather the Index is designed to capture the returns of many different sectors of the U.S. economy. This index includes dividends reinvested.

NASDAQ Composite Index

Measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market (currently over 3,000 companies). The Index is market-value weighted. This means that each company’s security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index.

10

Campbell Systematic Macro Fund

Fund Expense Example

August 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2022 through August 31, 2022, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period *	Annualized Expense Ratio	Actual Six-Month Total Investment Returns for the Fund
Actual
Class A Shares	$ 1,000.00	$ 1,242.70	$ 11.31	2.00%	24.27%
Class C Shares	1,000.00	1,238.30	15.51	2.75%	23.83%
Class I Shares	1,000.00	1,244.80	9.90	1.75%	24.48%
Hypothetical (5% return before expenses)
Class A Shares	$ 1,000.00	$ 1,015.12	$ 10.16	2.00%	N/A
Class C Shares	1,000.00	1,011.34	13.94	2.75%	N/A
Class I Shares	1,000.00	1,016.38	8.89	1.75%	N/A

*

Expenses are equal to the Fund’s annualized six-month expense ratio for the period March 1, 2022 to August 31, 2022, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account values on the first line in the table is based on the actual six-month total investment return for the Fund.

11

Campbell Systematic Macro Fund

Consolidated Portfolio Holdings Summary Table

August 31, 2022 (Unaudited)

The following table presents a consolidated summary of the portfolio holdings of the Fund:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Bills	70.3%	$446,731,179
MONEY MARKET DEPOSIT ACCOUNT:
U.S. Bank Money Market Deposit Account	16.3	104,015,038
OTHER ASSETS IN EXCESS OF LIABILITIES (including futures and forward foreign currency contracts)	13.4	85,527,901
NET ASSETS	100.0%	$636,274,118

The Fund seeks to achieve its investment objective by allocating its assets among derivatives and fixed income securities.

As a result of the Fund’s use of derivatives, the Fund may hold significant amounts of U.S. Treasuries or short-term investments.

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the consolidated financial statements.
12

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments

August 31, 2022

	Coupon*	Maturity Date	Par (000’s)	Value
SHORT-TERM INVESTMENTS — 70.3%
U.S. TREASURY OBLIGATIONS — 70.3%
United States Treasury Bill	1.019%	09/08/22	$60,000	$59,976,550
United States Treasury Bill	1.344%	10/13/22	60,000	59,838,300
United States Treasury Bill	1.498%	11/03/22	60,000	59,725,031
United States Treasury Bill	1.468%	11/17/22	50,000	49,713,353
United States Treasury Bill	2.204%	12/15/22	65,000	64,476,560
United States Treasury Bill	2.926%	01/19/23	75,000	74,124,271
United States Treasury Bill	3.068%	02/09/23	80,000	78,877,114
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $447,280,211)				446,731,179

			Number of Shares (000’s)
MONEY MARKET DEPOSIT ACCOUNT —16.3%
U.S. Bank Money Market Deposit Account, 2.00%(a)			104,015	104,015,038
TOTAL MONEY MARKET DEPOSIT ACCOUNT
(Cost $104,015,038)				104,015,038

TOTAL SHORT-TERM INVESTMENTS
(Cost $551,295,249)				550,746,217

TOTAL INVESTMENTS — 86.6%
(Cost $551,295,249)				550,746,217

OTHER ASSETS IN EXCESS OF LIABILITIES — 13.4%				85,527,901
NET ASSETS — 100.0%				$636,274,118

*	Short-term investments’ coupon reflects the annualized yield on the date of purchase for discounted investments.
(a)	The rate shown is as of August 31, 2022.

The accompanying notes are an integral part of the consolidated financial statements.
13

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Futures contracts outstanding as of August 31, 2022 were as follows:

Long Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Amsterdam Index	Sep-22	39	$5,330,827	$(188,370)
Australian 10-Year Bond	Sep-22	915	75,105,334	(956,494)
Australian 3-Year Bond	Sep-22	333	24,542,670	40,781
CAC40 10 Euro	Sep-22	12	738,521	(19,655)
Coffee	Dec-22	75	6,616,406	312,186
Corn	Dec-22	387	12,974,175	393,126
Cotton No.2	Dec-22	290	16,415,450	1,483,299
DJIA Mini E-CBOT	Sep-22	16	2,522,560	(32,385)
Euro-Bobl	Sep-22	70	8,658,285	(31,960)
Euro-Bund	Sep-22	284	42,231,682	(589,599)
FTSE China A50 Index	Sep-22	229	3,096,538	20,638
FTSE Taiwan Index	Sep-22	160	8,364,800	(158,002)
FTSE/MIB Index	Sep-22	60	6,502,457	(244,717)
IBEX 35 Index	Sep-22	57	4,519,868	(353,771)
ICE Three Month SONIA Index Futures	Sep-23	48	13,334,650	(12,332)
JPN 10-Year Bond (Osaka Securities Exchange)	Sep-22	80	86,106,892	(359,752)
London Metals Exchange Aluminum	Sep-22	579	34,229,756	(3,059,369)
London Metals Exchange Aluminum	Dec-22	553	32,654,650	(1,114,066)
London Metals Exchange Copper	Sep-22	301	59,052,438	(4,752,270)
London Metals Exchange Copper	Dec-22	188	36,634,150	(1,248,066)
London Metals Exchange Zinc	Sep-22	175	15,437,188	1,080,480
London Metals Exchange Zinc	Dec-22	109	9,379,450	(22,856)
Low Sulphur Gasoil G Futures	Oct-22	99	10,644,975	(625,995)
Natural Gas	Oct-22	22	2,007,940	2,727
Nikkei 225 (Osaka Securities Exchange)	Sep-22	64	12,954,328	(138,730)
NY Harbor Ultra-Low Sulfur Diesel	Oct-22	89	13,708,741	384,240
OMX Stockholm 30 Index	Sep-22	1,041	18,739,954	(1,115,463)
SGX Nifty 50	Sep-22	313	10,961,260	(16,169)
Silver	Dec-22	6	536,460	(15,155)
Soybean	Nov-22	247	17,567,875	(281,221)
Soybean Meal	Dec-22	57	2,366,070	(48,589)
SPI 200 Index	Sep-22	6	709,022	(659)
Sugar No. 11 (World)	Oct-22	269	5,389,899	(139,222)
Topix Index	Sep-22	1	141,227	(509)
U.S. Treasury 5-Year Notes	Dec-22	92	10,195,469	(3,644)
U.S. Treasury Long Bond (Chicago Board of Trade)	Dec-22	95	12,905,156	(82,882)
WTI Crude	Oct-22	19	1,701,450	(30,556)
				$(11,924,981)

The accompanying notes are an integral part of the consolidated financial statements.
14

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Short Contracts	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3-Month Euro Euribor	Sep-23	27	$(6,614,195)	$48,031
90-DAY Bank Bill	Sep-23	50	(33,881,836)	14,993
90-Day Euro	Dec-23	1,834	(441,375,025)	462,520
Bank Acceptance	Dec-23	85	(15,513,382)	30,819
Brent Crude	Dec-22	18	(1,695,780)	37,429
Canadian 10-Year Bond	Dec-22	1,099	(104,255,842)	448,007
Cattle Feeder Futures	Oct-22	76	(6,972,050)	138,113
Cocoa	Dec-22	742	(17,904,460)	(96,101)
Copper	Dec-22	104	(9,148,100)	352,023
DAX Index	Sep-22	83	(26,789,598)	663,462
Euro BUXL 30-Year Bond Futures	Sep-22	46	(7,609,113)	262,426
Euro Stoxx 50	Sep-22	975	(34,490,036)	678,022
Euro-BTP	Sep-22	24	(2,882,450)	157,110
Euro-Oat	Sep-22	50	(6,935,191)	158,972
Euro-Schatz	Sep-22	499	(54,464,902)	152,950
FTSE 100 Index	Sep-22	217	(18,370,924)	167,351
FTSE/JSE TOP 40	Sep-22	50	(1,773,568)	45,666
Gasoline RBOB	Oct-22	99	(10,107,266)	537,633
Gold 100 Oz	Dec-22	244	(42,119,280)	786,650
Hang Seng China Enterprises Index	Sep-22	31	(1,346,452)	15,527
Hang Seng Index	Sep-22	144	(18,185,534)	(167,922)
iShares MSCI EAFE ETF	Sep-22	24	(2,192,520)	108,644
Kansas City Hard Red Winter Wheat	Dec-22	119	(5,429,375)	(251,791)
Live Cattle	Oct-22	80	(4,562,400)	22,054
London Metals Exchange Aluminum	Sep-22	579	(34,229,756)	2,085,887
London Metals Exchange Aluminum	Dec-22	596	(35,193,800)	1,116,389
London Metals Exchange Copper	Sep-22	301	(59,052,437)	4,824,613
London Metals Exchange Copper	Dec-22	210	(40,921,125)	755,995
London Metals Exchange Zinc	Sep-22	175	(15,437,188)	(353,181)
London Metals Exchange Zinc	Dec-22	66	(5,679,300)	209,603
Long Gilt	Dec-22	64	(8,024,442)	200,418
MSCI Emerging Markets Index	Sep-22	48	(2,356,560)	81,302
MSCI Singapore Exchange ETS	Sep-22	259	(5,350,696)	89,718
Nasdaq 100 E-Mini	Sep-22	10	(2,457,050)	6,388
Palladium	Dec-22	24	(4,989,360)	(134,619)
Platinum	Oct-22	132	(5,458,200)	296,364
Russell 2000 E-Mini	Sep-22	76	(7,009,480)	(88,237)
S&P 500 E-Mini	Sep-22	63	(12,462,975)	159,024
S&P Mid 400 E-Mini	Sep-22	41	(9,964,230)	(239,460)
S&P/TSX 60 Index	Sep-22	79	(14,015,305)	425,014
Soybean Oil	Dec-22	41	(1,660,008)	(23,923)
U.S. Treasury 10-Year Notes	Dec-22	448	(52,374,000)	181,361
U.S. Treasury 2-Year Notes	Dec-22	2,031	(423,114,424)	1,129,076
U.S. Treasury Ultra Long Bond (Chicago Board of Trade)	Dec-22	40	(5,980,000)	(10,430)
Wheat	Dec-22	254	(10,560,050)	(349,792)
				$15,134,098
Total Futures Contracts				$3,209,117

The accompanying notes are an integral part of the consolidated financial statements.
15

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Continued)

August 31, 2022

Forward foreign currency contracts outstanding as of August 31, 2022 were as follows:

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
AUD	492,150,000	USD	342,701,981	Sep 21 2022	UBS	$(5,832,787)
BRL	272,100,000	USD	52,367,764	Sep 21 2022	UBS	(337,578)
CAD	893,200,000	USD	694,455,774	Sep 21 2022	UBS	(14,470,888)
CHF	25,350,000	USD	26,326,986	Sep 21 2022	UBS	(349,281)
CLP	35,010,000,000	USD	38,486,226	Sep 21 2022	UBS	420,240
CLP	12,060,000,000	USD	13,367,970	Dec 21 2022	UBS	(213,853)
CNH	237,900,000	USD	35,350,713	Sep 21 2022	UBS	(903,741)
COP	237,300,000,000	USD	55,620,437	Sep 21 2022	UBS	(2,215,593)
CZK	1,359,600,000	USD	56,560,502	Sep 21 2022	UBS	(960,179)
EUR	314,900,000	USD	324,756,128	Sep 21 2022	UBS	(7,849,281)
GBP	252,050,000	USD	306,832,215	Sep 21 2022	UBS	(13,906,317)
HUF	23,277,000,000	USD	59,020,041	Sep 21 2022	UBS	(922,494)
IDR	857,150,000,000	USD	57,731,773	Sep 21 2022	UBS	(24,835)
INR	6,830,000,000	USD	85,851,798	Sep 21 2022	UBS	(57,031)
JPY	36,502,500,000	USD	270,275,512	Sep 21 2022	UBS	(7,084,577)
KRW	18,930,000,000	USD	14,604,983	Sep 21 2022	UBS	(447,515)
MXN	2,292,900,000	USD	113,241,948	Sep 21 2022	UBS	105,763
NOK	1,319,400,000	USD	134,469,672	Sep 21 2022	UBS	(1,651,938)
NZD	562,750,000	USD	352,994,471	Sep 21 2022	UBS	(8,691,658)
PHP	3,279,750,000	USD	59,398,525	Sep 21 2022	UBS	(1,019,615)
PLN	287,775,000	USD	63,384,548	Sep 21 2022	UBS	(2,368,309)
SEK	524,250,000	USD	51,023,420	Sep 21 2022	UBS	(1,792,812)
SGD	143,769,000	USD	103,478,408	Sep 21 2022	UBS	(590,068)
TWD	1,116,000,000	USD	37,428,909	Sep 21 2022	UBS	(726,650)
USD	373,496,710	AUD	535,600,000	Sep 21 2022	UBS	6,886,652
USD	34,584,927	BRL	184,400,000	Sep 21 2022	UBS	(675,515)
USD	787,382,146	CAD	1,016,900,000	Sep 21 2022	UBS	13,225,597
USD	49,018,245	CHF	47,050,000	Sep 21 2022	UBS	803,215
USD	38,480,438	CLP	35,010,000,000	Sep 21 2022	UBS	(426,027)
USD	49,920,449	CNH	336,500,000	Sep 21 2022	UBS	1,196,590
USD	44,322,187	COP	189,030,000,000	Sep 21 2022	UBS	1,780,604
USD	78,154,665	CZK	1,908,000,000	Sep 21 2022	UBS	127,733
USD	477,258,420	EUR	463,100,000	Sep 21 2022	UBS	11,207,099
USD	276,960,225	GBP	228,150,000	Sep 21 2022	UBS	11,810,280
USD	46,376,899	HUF	18,318,000,000	Sep 21 2022	UBS	656,623
USD	44,452,658	IDR	660,625,000,000	Sep 21 2022	UBS	(23,391)
USD	101,333,192	INR	8,059,000,000	Sep 21 2022	UBS	100,391
USD	339,561,230	JPY	45,340,500,000	Sep 21 2022	UBS	12,646,400
USD	48,292,985	KRW	61,890,000,000	Sep 21 2022	UBS	2,006,366
USD	73,221,485	MXN	1,506,900,000	Sep 21 2022	UBS	(1,270,933)
USD	118,651,546	NOK	1,144,350,000	Sep 21 2022	UBS	3,455,264
USD	331,938,049	NZD	523,800,000	Sep 21 2022	UBS	11,465,701
USD	64,190,132	PHP	3,559,500,000	Sep 21 2022	UBS	831,727
USD	86,942,224	PLN	402,375,000	Sep 21 2022	UBS	1,627,624
USD	131,233,336	SEK	1,333,350,000	Sep 21 2022	UBS	6,022,786
USD	167,692,388	SGD	232,305,000	Sep 21 2022	UBS	1,443,225
USD	86,358,287	TWD	2,527,200,000	Sep 21 2022	UBS	3,245,430
USD	82,870,903	ZAR	1,384,200,000	Sep 21 2022	UBS	2,216,642

The accompanying notes are an integral part of the consolidated financial statements.
16

Campbell Systematic Macro Fund

Consolidated Portfolio of Investments (Concluded)

August 31, 2022

Currency Purchased		Currency Sold		Expiration Date	Counterparty	Unrealized Appreciation/ (Depreciation)
ZAR	1,295,800,000	USD	78,533,769	Sep 21 2022	UBS	$(3,030,380)
Total Forward Foreign Currency Contracts						$15,438,706

AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Yuan Renminbi	PHP	Philippine Peso
COP	Columbian Peso	PLN	Polish Zloty
CZK	Czech Koruna	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	TWD	Taiwan New Dollar
HUF	Hungarian Forint	UBS	Union Bank of Switzerland
IDR	Indonesian Rupiah	USD	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

The accompanying notes are an integral part of the consolidated financial statements.
17

Campbell Systematic Macro Fund

Consolidated Statement of Assets and Liabilities

August 31, 2022

ASSETS
Investments, at value (cost $551,295,249)	$550,746,217
Foreign currency deposits with broker for future contracts (cost $1,718,530)	1,739,313
Deposits with brokers:
Futures contracts	41,031,287
Forward foreign currency contracts	15,254,702
Unrealized appreciation on forward foreign currency contracts	93,281,952
Unrealized appreciation on futures contracts	20,567,031
Receivable for capital shares sold	10,127,632
Interest receivable	141,288
Prepaid expenses and other assets	56,696
Total assets	732,946,118
LIABILITIES
Unrealized depreciation on forward foreign currency contracts	77,843,246
Unrealized depreciation on futures contracts	17,357,914
Payable for:
Advisory fees	792,572
Capital shares redeemed	600,549
Other accrued expenses and liabilities	77,719
Total liabilities	96,672,000
Net assets	$636,274,118
NET ASSETS CONSIST OF:
Par value	$59,236
Paid-in capital	598,113,009
Total distributable earnings/(loss)	38,101,873
Net assets	$636,274,118
CAPITAL SHARES:
Class A Shares:
Net assets applicable to Class A Shares	$65,548,634
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	6,157,288
Net asset value and redemption price per share	$10.65
Maximum offering price per share (100/96.5 of $10.65)	$11.04

Class C Shares:
Net assets applicable to Class C Shares	$15,653,593
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,562,208
Net asset value, offering and redemption price per share	$10.02

Class I Shares:
Net assets applicable to Class I Shares	$555,071,891
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	51,516,102
Net asset value, offering and redemption price per share	$10.77

The accompanying notes are an integral part of the consolidated financial statements.
18

Campbell Systematic Macro Fund

Consolidated Statement of Operations

For the Year Ended August 31, 2022

INVESTMENT INCOME
Interest	$2,087,594
Total investment income	2,087,594
EXPENSES
Advisory fees (Note 2)	4,406,185
Transfer agent fees (Note 2)	309,608
Distribution fees - Class A Shares	146,349
Distribution fees - Class C Shares	27,469
Administration and accounting fees (Note 2)	112,185
Registration and filing fees	62,304
Audit and tax service fees	57,006
Legal fees	38,314
Officer fees	27,217
Director fees	20,559
Printing and shareholder reporting fees	19,370
Custodian fees (Note 2)	12,458
Interest expense	4,206
Other expenses	24,732
Total expenses before waivers and/or reimbursements net of amounts recouped	5,267,962
Less: waivers and reimbursements (Note 2)	(388,264)
Net expenses after waivers and/or reimbursements	4,879,698
Net investment income/(loss)	(2,792,104)
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	—
Futures contracts	37,847,364
Foreign currency transactions	8,888
Forward foreign currency contracts	12,581,346
Net change in unrealized appreciation/(depreciation) on:
Investments	(544,751)
Futures contracts	2,646,961
Foreign currency translations	(632,656)
Forward foreign currency contracts	17,753,047
Net realized and unrealized gain/(loss) on investments	69,660,199
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$66,868,095

The accompanying notes are an integral part of the consolidated financial statements.
19

Campbell Systematic Macro Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Increase/(Decrease) in Net Assets From Operations:
Net investment income/(loss)	$(2,792,104)	$(2,350,654)
Net realized gain/(loss) from investments, futures contracts, foreign currency transactions and forward foreign currency contracts	50,437,598	19,865,730
Net change in unrealized appreciation/(depreciation) on investments, future contracts, foreign currency translation and forward foreign currency contracts	19,222,601	1,872,596
Net increase/(decrease) in net assets resulting from operations	66,868,095	19,387,672

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(10,151,201)	—
Net decrease in net assets from dividends and distributions to shareholders	(10,151,201)	—

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Proceeds from shares sold	53,370,788	2,308,824
Proceeds from Class A exchange(1)	—	1,359,037
Proceeds from reinvestment of distributions	840,478	—
Shares redeemed	(6,522,289)	(2,953,649)
Total from Class A Shares	47,688,977	714,212
Class C Shares
Proceeds from shares sold	5,670,775	754,588
Proceeds from reinvestment of distributions	635,536	—
Shares redeemed	(1,834,074)	(2,022,531)
Total from Class C Shares	4,472,237	(1,267,943)
Class I Shares
Proceeds from shares sold	494,892,554	27,131,524
Proceeds from reinvestment of distributions	8,403,372	—
Shares redeemed	(116,914,962)	(39,760,338)
Total from Class I Shares	386,380,964	(12,628,814)
Class P Shares
Proceeds from shares sold	—	298
Proceeds from reinvestment of distributions	—	—
Shares redeemed	—	(206,759)
Shares redeemed from exchange to Class A(1)	—	(1,359,037)
Total from Class P Shares	—	(1,565,498)
Net increase/(decrease) in net assets from capital share transactions	438,542,178	(14,748,043)
Total increase/(decrease) in net assets	495,259,072	4,639,629

(1)	Effective January 15, 2021, the outstanding Class P Shares of the Fund were converted into Class A Shares of the Fund.

The accompanying notes are an integral part of the consolidated financial statements.
20

Campbell Systematic Macro Fund

Consolidated Statements of Changes in Net Assets (Concluded)

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Net Assets:
Beginning of period	$141,015,046	$136,375,417
End of period	$636,274,118	$141,015,046

SHARE TRANSACTIONS:
Class A Shares
Shares sold	5,296,683	266,755
Shares exchanged from Class P(1)	—	170,620
Shares reinvested	103,635	—
Shares redeemed	(683,187)	(370,683)
Total from Class A Shares	4,717,131	66,692
Class C Shares
Shares sold	604,995	94,281
Shares reinvested	82,860	—
Shares redeemed	(208,784)	(259,840)
Total from Class C Shares	479,071	(165,559)
Class I Shares
Shares sold	48,866,179	3,267,371
Shares reinvested	1,026,053	—
Shares redeemed	(11,782,155)	(4,947,584)
Total from Class I Shares	38,110,077	(1,680,213)
Class P Shares
Shares sold	—	38
Shares reinvested	—	—
Shares redeemed	—	(26,237)
Shares exchanged into Class A(1)	—	(164,862)
Total from Class P Shares	—	(191,061)
Net increase/(decrease) in shares outstanding	43,306,279	(1,970,141)

(1)	Effective January 15, 2021, the outstanding Class P Shares of the Fund were converted into Class A Shares of the Fund at a conversion factor of 1:1.035.

The accompanying notes are an integral part of the consolidated financial statements.
21

Campbell Systematic Macro Fund

Consolidated Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class A
	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Period Ended August 31, 2020(1)(2)		For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018	For the Year Ended Sept. 30, 2017
Per Share Operating Performance
Net asset value, beginning of period	$8.76	$7.55	$9.81		$9.49	$9.36	$10.13
Net investment income/(loss)(3)	(0.11)	(0.16)	(0.07)		— (4)	(0.03)	(0.04)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts (5)	2.57	1.37	(0.76)		1.45	0.16	(0.73)
Net increase/(decrease) in net assets resulting from operations	2.46	1.21	(0.83)		1.45	0.13	(0.77)
Dividends and distributions to shareholders from:
Net investment income	(0.48)	—	(0.79)		(1.13)	—	—
Net realized capital gain	(0.09)	—	(0.64)		—	—	—
Total dividends and distributions to shareholders	(0.57)	—	(1.43)		(1.13)	—	—
Net asset value, end of period	$10.65	$8.76	$7.55		$9.81	$9.49	$9.36
Total investment return (6)	30.09%	16.03%	(8.86	)%(7)	17.73%	1.39%	(7.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$65,549	$12,613	$10,365		$12,895	$14,744	$24,092
Ratio of expenses to average net assets with waivers and reimbursements and/or recoupments (10)	2.00%	2.03%	2.15	%(8)	2.12%	1.58%	1.15%
Ratio of expenses to average net assets without waivers and reimbursements and/or recoupments (9)(11)	2.16%	2.36%	2.51	%(8)	2.54%	1.96%	1.33%
Ratio of net investment income/(loss) to average net assets	(1.32)%	(1.93)%	(0.93	)%(8)	(0.03)%	(0.32)%	(0.45)%
Portfolio turnover rate (12)	0%	0%	0	%(7)	15%	122%	0%

(1)

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company. The period ended is from October 1, 2019 to August 31, 2020.

(2)

Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust, an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund.

(3)	Calculated based on average shares outstanding for the period.
(4)	Less than $0.005 per share.
(5)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(6)

Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(7)	Not annualized
(8)	Annualized
(9)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(10) Ratio of net expenses to average net assets excluding interest expense	2.00%	2.00%	2.12%	2.07%	1.58%	1.15%
(11) Ratio of gross expenses to average net assets excluding interest expense(9)	2.16%	2.33%	2.48%	2.49%	1.96%	1.33%

(12)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the consolidated financial statements.
22

Campbell Systematic Macro Fund

Consolidated Financial Highlights (Continued)

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class C
	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Period Ended August 31, 2020(1)(2)		For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018	For the Year Ended Sept. 30, 2017
Per Share Operating Performance
Net asset value, beginning of period	$8.38	$7.28	$9.51		$9.20	$9.15	$9.98
Net investment income/(loss)(3)	(0.20)	(0.21)	(0.12)		(0.07)	(0.10)	(0.11)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts (4)	2.45	1.31	(0.74)		1.42	0.15	(0.72)
Net increase/(decrease) in net assets resulting from operations	2.25	1.10	(0.86)		1.35	0.05	(0.83)
Dividends and distributions to shareholders from:
Net investment income	(0.52)	—	(0.73)		(1.04)	—	—
Net realized capital gain	(0.09)	—	(0.64)		—	—	—
Total dividends and distributions to shareholders	(0.61)	—	(1.37)		(1.04)	—	—
Net asset value, end of period	$10.02	$8.38	$7.28		$9.51	$9.20	$9.15
Total investment return (5)	29.13%	15.11%	(9.49	)%(6)	16.88%	0.55%	(8.32)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,654	$9,079	$9,087		$13,237	$15,676	$22,792
Ratio of expenses to average net assets with waivers and reimbursements and/or recoupments (9)	2.75%	2.78%	2.88	%(7)	2.87%	2.35%	1.90%
Ratio of expenses to average net assets without waivers and reimbursements and/or recoupments (8)(10)	2.91%	3.11%	3.27	%(7)	3.29%	2.74%	2.08%
Ratio of net investment income/(loss) to average net assets	(2.07)%	(2.67)%	(1.65	)%(7)	(0.78)%	(1.05)%	(1.19)%
Portfolio turnover rate (11)	0%	0%	0	%(6)	15%	122%	0%

(1)

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company. The period ended is from October 1, 2019 to August 31, 2020.

(2)

Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust, an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund.

(3)	Calculated based on average shares outstanding for the period.
(4)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(5)

Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(6)	Not annualized
(7)	Annualized
(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(9) Ratio of net expenses to average net assets excluding interest expense	2.75%	2.75%	2.85%	2.82%	2.35%	1.90%
(10) Ratio of gross expenses to average net assets excluding interest expense(8)	2.91%	3.08%	3.24%	3.24%	2.74%	2.08%

(11)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the consolidated financial statements.
23

Campbell Systematic Macro Fund

Consolidated Financial Highlights (Concluded)

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the consolidated financial statements.

	Class I
	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Period Ended August 31, 2020(1)(2)		For the Year Ended Sept. 30, 2019	For the Year Ended Sept. 30, 2018	For the Year Ended Sept. 30, 2017
Per Share Operating Performance
Net asset value, beginning of period	$8.90	$7.65	$9.93		$9.59	$9.44	$10.20
Net investment income/(loss)(3)	(0.09)	(0.14)	(0.07)		0.02	(0.01)	(0.02)
Net realized and unrealized gain/(loss) on investments, futures, forward currency and swap contracts (4)	2.59	1.39	(0.77)		1.48	0.16	(0.74)
Net increase/(decrease) in net assets resulting from operations	2.50	1.25	(0.84)		1.50	0.15	(0.76)
Dividends and distributions to shareholders from:
Net investment income	(0.54)	—	(0.80)		(1.16)	—	—
Net realized capital gain	(0.09)	—	(0.64)		—	—	—
Total dividends and distributions to shareholders	(0.63)	—	(1.44)		(1.16)	—	—
Net asset value, end of period	$10.77	$8.90	$7.65		$9.93	$9.59	$9.44
Total investment return (5)	30.35%	16.34%	(8.75	)%(6)	18.17%	1.59%	(7.45)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$555,072	$119,324	$115,431		$51,067	$89,456	$279,212
Ratio of expenses to average net assets with waivers and reimbursements and/or recoupments (9)	1.75%	1.78%	1.88	%(7)	1.84%	1.30%	0.90%
Ratio of expenses to average net assets without waivers and reimbursements and/or recoupments (8)(10)	1.91%	2.11%	2.24	%(7)	2.28%	1.64%	1.07%
Ratio of net investment income/(loss) to average net assets	(1.07)%	(1.68)%	(0.91	)%(7)	0.23%	(0.10)%	(0.20)%
Portfolio turnover rate (11)	0%	0%	0	%(6)	15%	122%	0%

(1)

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company. The period ended is from October 1, 2019 to August 31, 2020.

(2)

Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust, an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund.

(3)	Calculated based on average shares outstanding for the period.
(4)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(5)

Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Had the Adviser not waived its fees or reimbursed a portion of the Fund’s expenses, the returns would have been lower.

(6)	Not annualized
(7)	Annualized
(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(9) Ratio of net expenses to average net assets excluding interest expense	1.75%	1.75%	1.85%	1.80%	1.30%	0.90%
(10) Ratio of gross expenses to average net assets excluding interest expense(8)	1.91%	2.08%	2.21%	2.24%	1.64%	1.07%

(11)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of the consolidated financial statements.
24

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements

August 31, 2022

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has forty-eight separate investment portfolios, including the Campbell Systematic Macro Fund (the “Fund”), which commenced investment operations on March 4, 2013. The Fund currently offers Class A, Class C and Class I shares. Class A and Class I shares commenced operations on March 4, 2013. Class C commenced operations on February 11, 2014.

Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 3.50%. Prior to February 16, 2021, Class A shares were offered at net asset value plus a maximum sales charge of 5.75%. A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within twelve months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. A CDSC of 1.00% is assessed on redemptions of Class C shares made within twelve months after a purchase of such shares. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Prior to May 29, 2020, the Fund was a diversified series (the “Predecessor Fund”) of Equinox Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on June 2, 2010, as a statutory trust under the laws of the State of Delaware. The Predecessor Fund was reorganized into the Fund following the close of business on May 29, 2020 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to May 29, 2020 included herein is that of the Predecessor Fund. On the conversion date, the Fund’s net assets were $119,211,366 and net asset value (NAV) was $8.07.

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its fiscal year end to August 31 to reflect the fiscal year end of the other series of the Company.

RBB has authorized capital of one hundred billion shares of common stock of which 90.023 billion shares are currently classified into two hundred and eleven classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Effective January 15, 2021 (the “Conversion Date”), the outstanding Class P shares of the Fund were converted into Class A shares of the Fund (the “Class Conversion”). The Class Conversion was completed based on the share classes’ relative net asset values on the Conversion Date, without the imposition of any fees or expenses. All Class P shares of the Fund were converted into Class A shares as of the Conversion Date.

The Fund’s investment objective is to seek capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Fund is August 31, 2022, and the period covered by these Notes to Consolidated Financial Statements is the fiscal year ended August 31, 2022 (the “current fiscal period”).

CONSOLIDATION OF SUBSIDIARY —The Adviser’s Campbell Systematic Macro Program is achieved by the Fund investing up to 25% of its total assets in the Campbell Systematic Macro Offshore Limited (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund organized under the acts of the Cayman Islands. The consolidated

25

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $27,061,176, which represented 4.25% of the Fund’s net assets.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Short-Term Investments	$550,746,217	$550,746,217	$—	$—
Commodity Contracts
Futures Contracts	14,818,811	14,818,811	—	—
Equity Contracts
Futures Contracts	2,460,756	2,460,756	—	—
Interest Rate Contracts
Futures Contracts	3,287,464	3,287,464	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	93,281,952	—	93,281,952	—
Total Assets	$664,595,200	$571,313,248	$93,281,952	$—

26

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Commodity Contracts
Futures Contracts	$(12,546,773)	$(12,546,773)	$—	$—
Equity Contracts
Futures Contracts	(2,764,049)	(2,764,049)	—	—
Interest Rate Contracts
Futures Contracts	(2,047,092)	(2,047,092)	—	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	(77,843,246)	—	(77,843,246)	—
Total Liabilities	$(95,201,160)	$(17,357,914)	$(77,843,246)	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include forward foreign currency contracts and futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies and commodities (through investment in the Subsidiary), to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

27

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

The following tables list the fair values and location on the Consolidated Statement of Assets and Liabilities of the Fund’s derivative holdings as of the end of the reporting period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Asset Derivatives
Futures Contracts (a)	Unrealized appreciation on futures contracts	$14,818,811	$2,460,756	$3,287,464	$—	$20,567,031
Forward Contracts (a)	Unrealized appreciation on forward foreign currency contracts	—	—	—	93,281,952	93,281,952
Total Value - Assets		$14,818,811	$2,460,756	$3,287,464	$93,281,952	$113,848,983

Liability Derivatives
Futures Contracts (a)	Unrealized depreciation on futures contracts	$(12,546,773)	$(2,764,049)	$(2,047,092)	$—	$(17,357,914)
Forward Contracts (a)	Unrealized depreciation on forward foreign currency contracts	—	—	—	(77,843,246)	(77,843,246)
Total Value - Liabilities		$(12,546,773)	$(2,764,049)	$(2,047,092)	$(77,843,246)	$(95,201,160)

(a)	This amount represents the cumulative appreciation/(depreciation) of forward and futures contracts as reported in the Consolidated Portfolio of Investments.

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Realized Gain/(Loss)
Futures Contracts	Net realized gain/(loss) from futures contracts	$14,027,965	$5,563,329	$18,256,070	$—	$37,847,364
Forward Contracts	Net realized gain/(loss) from forward foreign currency contracts	—	—	—	12,581,346	12,581,346
Total Realized Gain/(Loss)		$14,027,965	$5,563,329	$18,256,070	$12,581,346	$50,428,710

28

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

Derivative Type	Consolidated Statement of Operations Location	Commodity Contracts	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts	Total
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$2,289,555	$(1,378,173)	$1,735,579	$—	$2,646,961
Forward Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	—	—	—	17,753,047	17,753,047
Total Change in Unrealized Appreciation/(Depreciation)		$2,289,555	$(1,378,173)	$1,735,579	$17,753,047	$20,400,008

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

Long Futures Notional Amount	Short Futures Notional Amount	Forward Foreign Currency Contracts- Payable (Value At Trade Date)	Forward Foreign Currency Contracts- Receivable (Value At Trade Date)
$645,230,367	$(884,403,007)	$(3,946,544,140)	$3,951,706,271

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

29

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

		Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities				Gross Amount Not Offset in Consolidated Statement of Assets and Liabilities
Description	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount(1)	Gross Amount Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(2)	Net Amount(3)
	Assets				Liabilities
Forward Foreign Currency Contracts	$93,281,952	$(77,843,246)	$—	$15,438,706	$77,843,246	$77,843,246	$—	$—

(1)	Net amount represents the net amount receivable from the counterparty in the event of default.

(2)	Actual collateral pledged may be more than the amount shown.

(3)	Net amount represents the net amount payable to the counterparty in the event of default.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (formerly, PENN Capital Funds Trust) (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

30

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

For tax purposes, the Subsidiary is an exempted Cayman Islands investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the consolidated financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Consolidated Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Consolidated Statement of Operations.

Currency Risk — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

Commodity Sector Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Foreign Securities Market Risk — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Counterparty Risk — The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over

31

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

Futures Contracts — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Consolidated Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

Forward Foreign Currency Contracts —The Fund uses forward foreign currency contracts (“forward contracts”) in the normal course of pursuing its investment objectives. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an off setting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. The Fund’s maximum risk of loss from counterparty credit risk related to forward foreign currency contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between the Fund and the counterparty is in place and to the extent the Fund obtains collateral to cover the Fund’s exposure to the counterparty.

Credit Risk — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

Coronavirus (COVID-19) Pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Ukraine-Russia Conflict Risk — In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related

32

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments, even beyond any direct exposure the Fund may have to issuers located in these countries.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Campbell & Company Investment Adviser LLC (“Campbell” or the “Adviser”) serves as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of Campbell & Company, L.P. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

Prior to May 29, 2020, Equinox Institutional Asset Management, LP (“Equinox”) served as adviser to the Predecessor Fund and Campbell served as a sub-adviser to the Predecessor Fund. Equinox was entitled to an advisory fee from the Predecessor Fund at the same rate payable to Campbell as Adviser to the Fund. Equinox, not the Predecessor Fund, paid a sub-advisory fee to Campbell.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until March 2, 2023 and may not be terminated without the approval of the Board. The Adviser may discontinue this arrangement at any time after March 2, 2023.

	Expense Cap
Advisory Fee	Class A*	Class C	Class I
1.64%	2.00%	2.75%	1.75%

*

Effective January 15, 2021, the outstanding Class P Shares of the Fund were converted into Class A Shares of the Fund. Prior to that date, the Adviser had contractually agreed maintain an Expense Cap for Class P Shares of the Fund of 2.00%.

Prior to May 29, 2020, Equinox and Campbell had contractually agreed to reduce their advisory fees and/or reimburse certain expenses of the Predecessor Fund, to ensure that the Predecessor Fund’s total annual operating expenses, excluding (i) taxes, (ii) interest, (iii) extraordinary items, (iv) acquired fund fees and expenses, and (v) brokerage commissions, did not exceed, on an annual basis, 2.14% with respect to Class A shares, 2.89% with respect to Class C shares, and 1.89% with respect to Class I shares of the Predecessor Fund’s average daily net assets.

33

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed by the Adviser and/or Equinox were as follows:

Gross Advisory Fees	Waivers and/or Reimbursements	Recoupments	Net Advisory Fees
$4,406,185	$(392,091)	$3,827	$4,017,921

If at any time the Fund’s total annual Fund operating expenses for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed the Expense Cap that was in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
August 31, 2023	August 31, 2024	August 31, 2025	Total
$74,409	$438,636	$392,091	$905,136

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

The Board has adopted a Plan of Distribution (the “Plan”) for the Class A Shares and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from each Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% on an annualized basis of the average daily net assets of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in each Fund’s 12b-1 Plan.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Consolidated Statement of Operations.

3. Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President,

34

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. For Director and Officer compensation amounts, please refer to the Consolidated Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases and sales of investment securities (excluding short-term investments and derivative transactions) or long-term U.S. Government securities by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the consolidated financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2022, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows(a):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$575,071,353	$30,680,816	$(40,460,779)	$(9,779,963)

(a)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to futures not regulated by Section 1256 of the Internal Revenue Code and timing difference related to taxable income from a wholly owned controlled foreign corporation.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying consolidated financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2022, primarily attributable to investments in wholly-owned controlled foreign corporation were reclassified among the following accounts:

Distributable Earnings/(Loss)	PAID-IN CAPITAL
$(14,110,248)	$14,110,248

As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Qualified Late-Year Loss Deferral	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)
$42,343,982	$30,737,246	$—	$—	$(2,861,646)	$(32,117,709)

35

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Continued)

August 31, 2022

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2022 and August 31, 2021 was as follows:

	Ordinary Income	Long-Term Gains	Total
2022	$8,660,018	$1,491,183	$10,151,201
2021	$—	$—	$—

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the current fiscal period ended August 31, 2021, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2022. As of August 31, 2022, the Fund had no tax basis qualified late-year loss deferral.

6. New Accounting Pronouncements and Regulatory Updates

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is required to comply with Rule18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 may require the Fund to observe more stringent requirements than were previously imposed by the 1940 Act, which could adversely affect the ability of the Fund to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved new valuation procedures for the Fund.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

36

Campbell Systematic Macro Fund

Notes To Consolidated Financial Statements (Concluded)

August 31, 2022

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the consolidated financial statements.

37

Campbell Systematic Macro Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Campbell Systematic Macro Fund
and Board of Directors of The RBB Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Campbell Systematic Macro Fund (the “Fund”) (one of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of August 31, 2022, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the two years in the period then ended and the period from October 1, 2019 through August 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2022, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the two years in the period then ended and the period from October 1, 2019 through August 31, 2020, in conformity with U.S. generally accepted accounting principles.

The consolidated financial highlights of the Fund for each of the periods presented through September 30, 2019, were audited by other auditors whose report dated November 27, 2019 expressed an unqualified opinion on those financial statements.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Campbell & Company investment companies since 2015.

Philadelphia, Pennsylvania
October 28, 2022

38

Campbell Systematic Macro Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022. During the year ended August 31, 2022, the Fund paid $8,660,018 of ordinary income distributions and $1,491,183 of long-term capital gain distributions to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 0.00%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 0.00%.

The Fund designates 0.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

39

Campbell Systematic Macro Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling 1-844-261-6488 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Approval of Investment Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Campbell and the Company on behalf of the Fund, and the investment advisory agreement between Campbell and the Subsidiary (together, the “Investment Advisory Agreements”) at a meeting of the Board held on May 11-12, 2022 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreements, the Board considered information provided by Campbell with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of the Investment Advisory Agreement between the Company and Campbell with respect to the Fund, and the Cayman Subsidiary Investment Advisory Agreement between Campbell & Company Investment Adviser LLC and Campbell Systematic Macro Offshore Limited with respect to the Campbell Systematic Macro Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Campbell’s services to be provided to the Fund; (ii) descriptions of the experience and qualifications of Campbell’s personnel providing those services; (iii) Campbell’s investment philosophies and processes; (iv) Campbell’s assets under management and client descriptions; (v) Campbell’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Campbell’s advisory fee arrangement with the Company and other similarly managed clients; (vii) Campbell’s compliance policies and procedures; (viii) Campbell’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of their respective benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Campbell. The Directors concluded that Campbell had substantial resources to provide services to the Fund and that Campbell’s services had been acceptable.

The Directors also considered the investment performance of the Fund. The Directors noted that the Fund had outperformed its benchmark index (Barclay BTOP50 Index) for the year-to-date, one-year, three-year, five-year and since-inception periods, each ended March 31, 2022. The Directors noted that the Fund ranked in the 1st quintile within its Lipper Performance Group for the one-year, two-year, three-year, four-year, and five-year periods ended December 31, 2021.

40

Campbell Systematic Macro Fund

Other Information (Concluded)

(Unaudited)

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that Campbell had contractually agreed to waive management fees and reimburse expenses through at least March 2, 2023 for the Fund to limit total annual operating expenses to agreed upon levels for the Fund.

The Directors noted that the actual advisor fee and the total expenses of the Fund ranked in the 4th quintile of the Fund’s Lipper Expense Group.

After reviewing the information regarding the Fund’s costs, Campbell’s estimated profitability and economies of scale, and after considering Campbell’s services, the Directors concluded that the investment advisory fees to be paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved for an additional annual period ending August 16, 2023.

Liquidity Risk Management Program

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Adviser Program. The Adviser has delegated oversight of the Adviser Program to its Liquidity Risk Management Committee, whose process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from July 1, 2021 to December 31, 2021 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund did not require the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review the Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

41

Campbell Systematic Macro Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844)-261-6488.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 89	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	55	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 55	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	55

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 56	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	55

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm)

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 1997, Consultant, financial services organizations.	55

IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021); Kalmar Pooled Investment Trust (registered investment company) (until September 2017).

42

Campbell Systematic Macro Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Chairman Director	2005 to present 1991 to present	Retired.	55	EIP Investment Trust (registered investment company) (until August 2022).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 62	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	55

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	55	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	55	None
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 63	President	Since August 2022	From 2011 to 2021, Executive Vice President, PIMCO Investments LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 59	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A

43

Campbell Systematic Macro Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Director of Marketing & Business Development	2019 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (an investment advisory firm).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 63	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 43	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 55 portfolios of the fund complex, consisting of the series in the Company and The RBB Fund Trust (7 portfolios).

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual

44

Campbell Systematic Macro Fund

Company Management (Concluded)

(Unaudited)

Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

45

Campbell Systematic Macro Fund

Privacy Notice

(Unaudited)

Campbell Systematic Macro Fund

FACTS	WHAT DOES THE Campbell Systematic Macro Fund DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Campbell Systematic Macro Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Campbell Systematic Macro Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For our affiliates to market to you	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call 1-844-261-6488

46

Campbell Systematic Macro Fund

Privacy Notice (Concluded)

(Unaudited)

What we do
How does the Campbell Systematic Macro Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Campbell Systematic Macro Fund collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Campbell Systematic Macro Fund’s investment adviser, Campbell & Company Investment Adviser LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Campbell Systematic Macro Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Campbell Systematic Macro Fund does not jointly market.

47

Campbell Systematic Macro Fund

Affirmation of the Commodity Pool Operator

August 31, 2022

To the best of the knowledge and belief of the undersigned, the information contained in the Annual Report for the year ended August 31, 2022 is accurate and complete.

Kevin D. Cole, Chief Executive Officer & Chief Investment Officer Campbell & Company, LP CAMPBELL SYSTEMATIC MACRO FUND

48

[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser
Campbell & Company Investment Adviser LLC
2850 Quarry Lake Drive
Baltimore, Maryland 21209

Administrator and Transfer Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

CSMF-AR22

FREE MARKET U.S. EQUITY FUND
FREE MARKET INTERNATIONAL EQUITY FUND
FREE MARKET FIXED INCOME FUND

of

The RBB Fund, Inc.

Annual Report

August 31, 2022

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

FREE MARKET FUNDS

ANNUAL INVESTMENT ADVISER’S REPORT

August 31, 2022 (Unaudited)

Free Market U.S. Equity Fund

The twelve-month period ended August 31, 2022 saw periods of noticeable volatility in domestic equity markets. Common news stories over the past twelve months have continued to include coverage of the COVID-19 pandemic and the availability of vaccine boosters and shortened quarantine periods, post-pandemic global inflation, rising interest rates, rising commodity prices, and the Russia/Ukraine war. The performance of U.S. equities in 2022 has begun to reverse course from the beginning of 2021 and has experienced downturns with noticeable volatility.

For the twelve months ended August 31, 2022, the Free Market U.S. Equity Fund provided a total return of -6.77% at net asset value. This compares with a return of -15.54% over the same period for the Fund’s benchmark, the Russell 2500® Index.

As a result of the Free Market U.S. Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in equity markets- rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the performance of diversified equity funds, like the Free Market U.S. Equity Fund, are the size and value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. value stocks performed better than U.S. growth stocks during the period. The Russell 2000® Value Index returned -10.18%, and the Russell 1000® Value Index returned -6.23%.

Furthermore, for the same time-period, the Russell 2000® Index returned -17.88%, while the S&P 500® Index was down -11.23% for the twelve-month period ended August 31, 2022.

In summary, U.S. value stocks outperformed U.S. growth stocks and U.S. large cap stocks performed better than small cap stocks. Factors that contributed to the Fund’s overperformance compared to its benchmark can largely be explained by its tilt toward value stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so we believe that a balanced, diversified, long-term approach is favored.

1

FREE MARKET FUNDS

ANNUAL INVESTMENT ADVISER’S REPORT (Continued)

August 31, 2022 (Unaudited)

Free Market International Equity Fund

The global markets experienced a roller coaster ride during the twelve-month period ended August 31, 2022. U.S. equity markets outpaced international equity markets over the twelve months. We also saw the continued effects of the COVID-19 pandemic that has caused tremendous global human and economic hardships, while global markets attempted to return to some level of pre-pandemic normalcy in light of global inflation.

For the twelve months ended August 31, 2022, the Free Market International Equity Fund provided a total return of -15.63% at net asset value. This compares with a return of -18.56% over the same period for the Fund’s benchmark, the MSCI World (ex USA) Index, which captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries excluding the U.S.

As a result of the Free Market International Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified international equity funds, like the Free Market International Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International value stocks fared better than international growth stocks during the fiscal year. The MSCI EAFE Value Index decreased by -13.91%, while the MSCI EAFE Small Cap Value Index returned -21.10% and the MSCI Emerging Markets Index returned -21.80%. Furthermore, the MSCI EAFE Small Cap Index returned -25.98% for the twelve months ended August 31, 2022, while the MSCI EAFE Index returned -19.80% for the same period.

In summary, factors that contributed to the Fund’s overperformance compared to its benchmark can largely be explained by its tilt toward value stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so we believe that a balanced, diversified, long-term approach is favored.

2

FREE MARKET FUNDS

ANNUAL INVESTMENT ADVISER’S REPORT (Continued)

August 31, 2022 (Unaudited)

Free Market Fixed Income Fund

The U.S. economy experienced periods of volatility during the twelve months ended August 31, 2022. We continued to see the effects of the COVID-19 pandemic causing tremendous global human and economic hardship while global markets attempted to return to some level of pre-pandemic normalcy in light of global inflation. Disruptions to economic activity continue to affect financial conditions. The U.S. Federal Reserve shift in monetary policy is in response to persistent high inflation. The broad proxy for the U.S. bond market, the Bloomberg U.S. Aggregate Bond Index, fell -11.52%, while the Bloomberg Global Aggregate Bond Index (hedged) returned -9.99% for the twelve-months ended August 31, 2022. As a result of the increase in interest rates, long-term bonds were outperformed by ones with shorter maturities. For the twelve months ended August 31, 2022, the Bloomberg U.S. Government/Credit 1-3 Years Index returned -4.03% while the Morningstar Long-Term U.S. Government Bond Index, which includes U.S. Treasury and U.S. Government Agency bonds with maturities of seven years or longer, returned -20.57%.

The Free Market Fixed Income Fund focuses on assets that invest in global high quality and shorter-term government and corporate fixed income assets. For the twelve-months ended August 31, 2022, the Free Market Fixed Income Fund returned -6.51%. This compares with a return of -4.49% over the same period for the Fund’s benchmark, the FTSE World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index.

The Free Market Fixed Income Fund performed as expected, and slightly underperformed its benchmark for the period. A contributing factor to the performance of the Fund compared to its benchmark was the Fund’s slightly lower exposure to certain global markets and exposure to shorter term maturities.

3

FREE MARKET FUNDS

ANNUAL INVESTMENT ADVISER’S REPORT (Continued)

August 31, 2022 (Unaudited)

The Russell 2500 Index: The Russell 2500™ Index measures the performance of the small to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set.

Russell 2000® Index: Measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 2000® Value Index: The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

The S&P 500® Index is a market-capitalization-weighted index that consists of the 500 largest U.S. publicly traded companies.

Russell 1000® Value Index: The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The MSCI World (ex USA) Index captures large and mid -cap representation across 22 of 23 developed markets (DM) countries*, excluding the U.S. With 934 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries* around the world, excluding the U.S. and Canada. With 2,377 constituents, the index covers approximately 14% of the free float adjusted market capitalization in each country.

MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, twelve-month forward earnings to price and dividend yield.

MSCI EAFE Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries* around the world, excluding the U.S. and Canada. With 843 constituents, the index covers approximately 85% of the free float adjusted market capitalization in each country

MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, twelve-month forward earnings to price and dividend yield.

MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries**. With 1,387 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

4

FREE MARKET FUNDS

ANNUAL INVESTMENT ADVISER’S REPORT (CONCLUDED)

August 31, 2022 (Unaudited)

Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets.

Bloomberg U.S. Government/Credit 1-3 Years Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related debt with one to three years to maturity.

Morningstar Long-Term U.S. Government Bond Index includes U.S. Treasury and U.S. Government Agency bonds with maturities of seven years or longer.

FTSE World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index is a broad index providing exposure to the global sovereign fixed income market. The index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. It comprises sovereign debt from over 20 countries, denominated in a variety of currencies. The index provides a broad benchmark for the global sovereign fixed income market. Sub-indexes are available in any combination of currency, maturity, or rating.

* Developed Markets countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, UK and the U.S.

** EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

One cannot invest directly in an index.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Diversification does not assure a profit nor protect against loss in a declining market. Investing in micro-cap or small cap companies involve additional risks such as limited liquidity and greater volatility than large companies. Investing in foreign securities involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Shares of the Funds are distributed by Vigilant Distributors, LLC. Member of FINRA and SIPC.

5

FREE MARKET FUNDS

PERFORMANCE DATA

August 31, 2022 (Unaudited)

Free Market U.S. Equity Fund

Comparison of Change in Value of $10,000 Investment in
Free Market U.S. Equity Fund vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2012 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2022
	1 Year	5 Years	10 Years	Since Inception
Free Market U.S. Equity Fund	-6.77%	8.07%	10.70%	8.60%(1)
Russell 2500® Index	-15.54%	8.54%	10.96%	8.50%
Composite Index(2)	-11.37%	8.45%	10.90%	7.85%

(1)	The Fund commenced operations on December 31, 2007.
(2)	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus dated March 2, 2022, is 0.78% (included in the ratio is 0.23% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $21.07 per share on August 31, 2022.

Portfolio composition is subject to change.

The Free Market U.S. Equity Fund’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund.

6

FREE MARKET FUNDS

PERFORMANCE DATA (Continued)

August 31, 2022 (Unaudited)

Free Market International Equity Fund

Comparison of Change in Value of $10,000 Investment in
Free Market International Equity Fund vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2012 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2022
	1 Year	5 Years	10 Years	Since Inception
Free Market International Equity Fund	-15.63%	0.29%	5.06%	2.47%(1)
MSCI World (excluding U.S.) Index	-18.56%	2.08%	4.95%	1.52%
Composite Index(2)	-20.27%	1.02%	4.88%	1.79%

(1)	The Fund commenced operations on December 31, 2007.
(2)	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index and MSCI Emerging Markets Free Index, each weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus dated March 2, 2022, is 0.91% (included in the ratio is 0.35% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on a decrease in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $9.66 per share on August 31, 2022.

Portfolio composition is subject to change.

The Free Market International Equity Fund’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund.

7

FREE MARKET FUNDS

PERFORMANCE DATA (CONCLUDED)

August 31, 2022 (Unaudited)

Free Market Fixed Income Fund

Comparison of Change in Value of $10,000 Investment in
Free Market Fixed Income Fund vs. FTSE World Government Bond Index 1-5 Years and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2012 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the FTSE World Government Bond Index 1-5 Years and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2022
	1 Year	5 Years	10 Years	Since Inception
Free Market Fixed Income Fund	-6.51%	0.23%	0.40%	1.16%(1)
FTSE World Government Bond Index 1-5 Years	-4.49%	0.87%	1.12%	1.75%
Composite Index(2)	-5.80%	0.78%	0.95%	1.80%

(1)	The Fund commenced operations on December 31, 2007.
(2)

The Composite Index is comprised of the Three-Month Treasury Bill Index, Bloomberg Barclays Intermediate Government/Credit Bond Index, ICE BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Bloomberg Barclays U.S. Capital Aggregate Bond Index, each weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus dated March 2, 2022, is 0.68% (included in the ratio is 0.12% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on a decrease in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $9.82 per share on August 31, 2022.

Portfolio composition is subject to change.

The Free Market Fixed Income Fund’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Fund will incur expenses of the underlying funds in addition to the Fund’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Fund.

8

FREE MARKET FUNDS

Fund Expense Examples

August 31, 2022 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2022 through August 31, 2022, and held for the entire period.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical EXAMPLES for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value MARCH 1, 2022	Ending Account Value AUGUST 31, 2022	Expenses Paid*	Annualized Expense Ratio*	Actual Six-Month Total Investment Return for the Portfolio
Actual
Free Market U.S. Equity Fund	$ 1,000.00	$ 922.50	$ 2.71	0.56%	-7.75%
Free Market International Equity Fund	1,000.00	865.60	2.63	0.56%	-13.44%
Free Market Fixed Income Fund	1,000.00	958.70	2.76	0.56%	-4.13%
Hypothetical (5% return before expenses)
Free Market U.S. Equity Fund	$ 1,000.00	$ 1,022.38	$ 2.85	0.56%	N/A
Free Market International Equity Fund	1,000.00	1,022.38	2.85	0.56%	N/A
Free Market Fixed Income Fund	1,000.00	1,022.38	2.85	0.56%	N/A

*

Expenses are equal to each Fund’s annualized six-month expense ratio for the period March 1, 2022 through August 31, 2022, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Each Fund’s ending account values in the first section in the table is based on the actual six-month total investment return for each Fund for the period March 1, 2022 through August 31, 2022, The range of weighted expense ratios of the underlying funds held by the Funds, as stated in the underlying funds’ current prospectuses, were as follows:

FUNDS	RANGE OF WEIGHTED EXPENSE RATIO
Free Market U.S. Equity Fund	0.00% - 0.08%
Free Market International Equity Fund	0.00% - 0.17%
Free Market Fixed Income Fund	0.00% - 0.04%

9

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Portfolio of Investments

August 31, 2022

	Number of Shares	Value
DOMESTIC EQUITY FUNDS — 99.9%
iShares Core S&P 500 ETF	536,203	$212,969,108
iShares MSCI USA Value Factor ETF	2,813,675	259,983,570
U.S. Large Cap Value Portfolio III (a)	19,647,513	536,180,623
U.S. Large Cap Value Series (b)	2,825,615	180,161,241
U.S. Large Company Portfolio (a)	9,702,781	273,715,453
U.S. Micro Cap Portfolio (c)	20,600,654	493,385,662
U.S. Small Cap Portfolio (c)	12,201,607	493,677,038
U.S. Small Cap Value Portfolio (c)	20,627,044	838,076,817
TOTAL DOMESTIC EQUITY FUNDS
(Cost $2,172,495,137)		3,288,149,512

SHORT-TERM INVESTMENTS — 0.1%
STIT-Government & Agency Portfolio, 2.22%*	3,500,208	3,500,208
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,500,208)		3,500,208
TOTAL INVESTMENTS — 100.0%
(Cost $2,175,995,345)		3,291,649,720
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		1,204,791
NET ASSETS — 100.0%		$3,292,854,511

Portfolio Holdings Summary Table

	% of Net Assets	Value
Domestic Equity Funds	99.9%	$3,288,149,512
Short-Term Investments	0.1	3,500,208
Other Assets In Excess Of Liabilities	0.0	1,204,791
NET ASSETS	100.0%	$3,292,854,511

*	Seven-day yield as of August 31, 2022.
(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Trust Company.
(c)	A portfolio of DFA Investment Dimensions Group Inc.

ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

10

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Portfolio of Investments

August 31, 2022

	Number of Shares/ Beneficial Interest	Value
INTERNATIONAL EQUITY FUNDS — 99.7%
Canadian Small Company Series (a)	2,108,704	$32,933,803
DFA International Small Cap Value Portfolio (b)	53,504,429	953,448,926
DFA International Value Portfolio III (c)	25,752,044	371,859,515
DFA International Value Series (a)	13,331,142	342,743,672
Emerging Markets Small Cap Portfolio (b)	5,707,672	121,402,191
Emerging Markets Value Portfolio, Class Institutional (b)	4,346,001	120,471,158
iShares Core MSCI EAFE ETF	1,981,684	115,512,360
iShares Core MSCI Emerging Markets ETF	2,611,663	126,561,189
iShares MSCI EAFE Small-Cap ETF	3,737,990	204,767,092
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $2,377,533,630)		2,389,699,906

SHORT-TERM INVESTMENTS — 0.2%
STIT-Government & Agency Portfolio, 2.22%*	3,793,230	3,793,230
TOTAL SHORT-TERM INVESTMENTS
(Cost $3,793,230)		3,793,230
TOTAL INVESTMENTS — 99.9%
(Cost $2,381,326,860)		2,393,493,136
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		1,883,609
NET ASSETS — 100.0%		$2,395,376,745

Portfolio Holdings Summary Table

	% of Net Assets	Value
International Equity Funds	99.7%	$2,389,699,906
Short-Term Investments	0.2	3,793,230
Other Assets In Excess Of Liabilities	0.1	1,883,609
NET ASSETS	100.0%	$2,395,376,745

*	Seven-day yield as of August 31, 2022.
(a)	A portfolio of DFA Investment Trust Company.
(b)	A portfolio of DFA Investment Dimensions Group Inc.
(c)	A portfolio of Dimensional Investment Group Inc.

ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Portfolio of Investments

August 31, 2022

	Number of Shares	Value
FIXED INCOME FUNDS — 99.3%
DFA One-Year Fixed Income Portfolio (a)	39,717,515	$400,352,554
DFA Two-Year Global Fixed Income Portfolio (a)	71,568,962	687,777,725
iShares 1-3 Year Treasury Bond ETF	1,351,732	111,234,026
iShares 3-7 Year Treasury Bond ETF	1,385,230	163,304,765
iShares Core International Aggregate Bond ETF	8,220,799	408,655,918
iShares Intermediate-Term Corporate Bond ETF	3,228,551	164,236,389
iShares Short-Term Corporate Bond ETF	13,078,268	659,275,490
iShares TIPS Bond ETF	1,200,755	136,778,002
TOTAL FIXED INCOME FUNDS
(Cost $2,876,386,759)		2,731,614,869

SHORT-TERM INVESTMENTS — 0.6%
STIT-Government & Agency Portfolio, 2.22%*	15,651,318	15,651,318
TOTAL SHORT-TERM INVESTMENTS
(Cost $15,651,318)		15,651,318
TOTAL INVESTMENTS — 99.9%
(Cost $2,892,038,077)		2,747,266,187
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		1,897,330
NET ASSETS — 100.0%		$2,749,163,517

Portfolio Holdings Summary Table

	% of Net Assets	Value
Fixed Income Funds	99.3%	$2,731,614,869
Short-Term Investments	0.6	15,651,318
Other Assets In Excess Of Liabilities	0.1	1,897,330
NET ASSETS	100.0%	$2,749,163,517

*	Seven-day yield as of August 31, 2022.
(a)	A portfolio of DFA Investment Dimensions Group Inc.

ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

FREE MARKET FUNDS

Statements of Assets and Liabilities

August 31, 2022

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
ASSETS
Investments, at value (cost $2,172,495,137, $2,377,533,630 and $2,876,386,759, respectively)	$3,288,149,512	$2,389,699,906	$2,731,614,869
Short-term investments, at value (cost $3,500,208, $3,793,230 and $15,651,318, respectively)	3,500,208	3,793,230	15,651,318
Receivables for:
Capital shares sold	3,410,734	3,359,738	3,723,339
Prepaid expenses and other assets	123,574	92,716	136,237
Total assets	3,295,184,028	2,396,945,590	2,751,125,763
LIABILITIES
Payables for:
Advisory fees	1,437,442	1,035,855	1,161,806
Capital shares redeemed	496,918	242,503	508,492
Administration and accounting fees	227,993	165,187	166,854
Transfer agent fees	17,345	17,344	16,735
Other accrued expenses and liabilities	149,819	107,956	108,359
Total liabilities	2,329,517	1,568,845	1,962,246
Net assets	$3,292,854,511	$2,395,376,745	$2,749,163,517

NET ASSETS CONSIST OF:
Par value	$156,301	$247,960	$279,892
Paid-in capital	1,936,630,347	2,298,834,048	2,893,022,264
Total distributable earnings/(loss)	1,356,067,863	96,294,737	(144,138,639)
Net assets	$3,292,854,511	$2,395,376,745	$2,749,163,517

CAPITAL SHARES:
Net assets	$3,292,854,511	$2,395,376,745	$2,749,163,517
Shares outstanding ($0.001 par value, 700,000,000 shares authorized)	156,300,535	247,960,241	279,891,690
Net asset value, offering and redemption price per share	$21.07	$9.66	$9.82

The accompanying notes are an integral part of the financial statements.

13

FREE MARKET FUNDS

Statements of Operations

FOR THE YEAR ENDED August 31, 2022

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
INVESTMENT INCOME
Dividends from non-affiliated funds	$51,716,409	$94,327,003	$30,185,850
Total investment income	51,716,409	94,327,003	30,185,850

EXPENSES
Advisory fees (Note 2)	17,246,496	12,779,566	13,973,667
Administration and accounting fees (Note 2)	913,668	673,729	704,451
Director fees	324,916	236,687	233,903
Officer fees	209,722	151,340	155,314
Legal Fees	200,752	147,284	155,498
Transfer agent fees (Note 2)	159,475	125,976	130,157
Printing and shareholder reporting fees	129,544	112,380	112,042
Custodian fees (Note 2)	97,706	75,392	74,928
Registration and filing fees	48,045	42,582	48,899
Audit and tax service fees	33,906	35,238	33,916
Other expenses	151,882	179,135	102,670
Total expenses	19,516,112	14,559,309	15,725,445
Net investment income/(loss)	32,200,297	79,767,694	14,460,405

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Non-affiliated funds	69,420,117	7,650,063	(4,021,907)
Capital gain distributions from non-affiliated fund investments	204,340,980	11,500,191	6,239,289
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	(532,671,620)	(522,820,062)	(207,628,479)
Net realized and unrealized gain/(loss) on investments	(258,910,523)	(503,669,808)	(205,411,097)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(226,710,226)	$(423,902,114)	$(190,950,692)

The accompanying notes are an integral part of the financial statements.

14

FREE MARKET U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$32,200,297	$34,543,502
Net realized gain/(loss) from investments	273,761,097	117,878,423
Net change in unrealized appreciation/(depreciation) on investments	(532,671,620)	1,129,419,277
Net increase/(decrease) in net assets resulting from operations	(226,710,226)	1,281,841,202

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(160,049,321)	(50,706,505)
Net decrease in net assets from dividends and distributions to shareholders	(160,049,321)	(50,706,505)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	505,375,262	432,642,543
Reinvestment of distributions	159,919,251	50,687,033
Shares redeemed	(620,998,823)	(918,483,367)
Net increase/(decrease) in net assets from capital shares	44,295,690	(435,153,791)
Total increase/(decrease) in net assets	(342,463,857)	795,980,906

NET ASSETS:
Beginning of period	3,635,318,368	2,839,337,462
End of period	$3,292,854,511	$3,635,318,368

SHARES TRANSACTIONS:
Shares sold	22,341,943	20,921,700
Dividends and distributions reinvested	6,724,947	2,722,182
Shares redeemed	(26,856,120)	(46,351,977)
Net increase/(decrease) in shares outstanding	2,210,770	(22,708,095)

The accompanying notes are an integral part of the financial statements.

15

FREE MARKET INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$79,767,694	$41,367,092
Net realized gain/(loss) from investments	19,150,254	(5,700,840)
Net change in unrealized appreciation/(depreciation) on investments	(522,820,062)	659,178,653
Net increase/(decrease) in net assets resulting from operations	(423,902,114)	694,844,905

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(35,219,290)	(70,369,565)
Net decrease in net assets from dividends and distributions to shareholders	(35,219,290)	(70,369,565)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	454,919,419	362,663,494
Reinvestment of distributions	35,204,207	70,361,038
Shares redeemed	(317,838,272)	(528,942,045)
Net increase/(decrease) in net assets from capital shares	172,285,354	(95,917,513)
Total increase/(decrease) in net assets	(286,836,050)	528,557,827

NET ASSETS:
Beginning of period	2,682,212,795	2,153,654,968
End of period	$2,395,376,745	$2,682,212,795

SHARES TRANSACTIONS:
Shares sold	42,243,193	34,174,355
Dividends and distributions reinvested	3,107,167	6,987,193
Shares redeemed	(28,689,507)	(51,989,791)
Net increase/(decrease) in shares outstanding	16,660,853	(10,828,243)

The accompanying notes are an integral part of the financial statements.

16

FREE MARKET FIXED INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$14,460,405	$6,876,144
Net realized gain/(loss) from investments	2,217,382	1,331,942
Net change in unrealized appreciation/(depreciation) on investments	(207,628,479)	(753,197)
Net increase/(decrease) in net assets resulting from operations	(190,950,692)	7,454,889

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(15,000,590)	(17,950,325)
Return of capital	—	(79,992)
Net decrease in net assets from dividends and distributions to shareholders	(15,000,590)	(18,030,317)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	561,502,718	923,051,070
Reinvestment of distributions	14,991,009	18,024,820
Shares redeemed	(441,988,903)	(417,799,422)
Net increase/(decrease) in net assets from capital shares	134,504,824	523,276,468
Total increase/(decrease) in net assets	(71,446,458)	512,701,040

NET ASSETS:
Beginning of period	2,820,609,975	2,307,908,935
End of period	$2,749,163,517	$2,820,609,975

SHARES TRANSACTIONS:
Shares sold	54,774,661	87,481,192
Dividends and distributions reinvested	1,463,991	1,703,385
Shares redeemed	(43,490,265)	(39,568,985)
Net increase/(decrease) in shares outstanding	12,748,387	49,615,592

The accompanying notes are an integral part of the financial statements.

17

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$23.59	$16.06	$16.90	$20.37	$17.60
Net investment income/(loss)(1)	0.21	0.21	0.17	0.17	0.15
Net realized and unrealized gain/(loss) on investments	(1.69)	7.62	— (2)	(2.73)	3.34
Net increase/(decrease) in net assets resulting from operations	(1.48)	7.83	0.17	(2.56)	3.49
Dividends and distributions to shareholders from:
Net investment income	(0.41)	(0.08)	(0.16)	(0.15)	(0.20)
Net realized capital gains	(0.63)	(0.22)	(0.85)	(0.76)	(0.52)
Total dividends and distributions to shareholders	(1.04)	(0.30)	(1.01)	(0.91)	(0.72)
Net asset value, end of period	$21.07	$23.59	$16.06	$16.90	$20.37
Total investment return/(loss)(3)	(6.77)%	49.28%	0.32%	(12.09)%	20.11%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,292,855	$3,635,318	$2,839,337	$2,899,018	$3,413,559
Ratio of expenses to average net assets(4)	0.56%	0.55%	0.56%	0.55%	0.55%
Ratio of net investment income/(loss) to average net assets(4)	0.92%	1.05%	1.05%	0.96%	0.76%
Portfolio turnover rate	7%	5%	14%	7%	2%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

18

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$11.60	$8.89	$9.09	$10.72	$10.97
Net investment income/(loss)(1)	0.34	0.18	0.19	0.21	0.22
Net realized and unrealized gain/(loss) on investments	(2.13)	2.84	(0.13)	(1.47)	(0.10)
Net increase/(decrease) in net assets resulting from operations	(1.79)	3.02	0.06	(1.26)	0.12
Dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.13)	(0.14)	(0.18)	(0.26)
Net realized capital gains	—	(0.18)	(0.12)	(0.19)	(0.11)
Total dividends and distributions to shareholders	(0.15)	(0.31)	(0.26)	(0.37)	(0.37)
Net asset value, end of period	$9.66	$11.60	$8.89	$9.09	$10.72
Total investment return/(loss)(2)	(15.63)%	34.43%	0.30%	(11.66)%	0.98%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,395,377	$2,682,213	$2,153,655	$2,154,908	$2,312,863
Ratio of expenses to average net assets(3)	0.56%	0.56%	0.58%	0.58%	0.57%
Ratio of net investment income/(loss) to average net assets(3)	3.08%	1.70%	2.13%	2.22%	1.93%
Portfolio turnover rate	2%	5%	28%	4%	3%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

19

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$10.56	$10.61	$10.47	$10.22	$10.36
Net investment income/(loss)(1)	0.05	0.03	0.15	0.27	0.10
Net realized and unrealized gain/(loss) on investments	(0.74)	— (2)	0.16	0.24	(0.14)
Net increase/(decrease) in net assets resulting from operations	(0.69)	0.03	0.31	0.51	(0.04)
Dividends and distributions to shareholders from:
Net investment income	(0.05)	(0.05)	(0.17)	(0.26)	(0.09)
Net realized capital gains	—	(0.03)	—	— (2)	(0.01)
Return of capital	—	— (2)	—	—	—
Total dividends and distributions to shareholders	(0.05)	(0.08)	(0.17)	(0.26)	(0.10)
Net asset value, end of period	$9.82	$10.56	$10.61	$10.47	$10.22
Total investment return/(loss)(3)	(6.51)%	0.31%	2.98%	5.11%	(0.35)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,749,164	$2,820,610	$2,307,909	$2,748,593	$2,867,621
Ratio of expenses to average net assets(4)	0.56%	0.56%	0.56%	0.55%	0.55%
Ratio of net investment income/(loss) to average net assets(4)	0.51%	0.27%	1.39%	2.62%	1.02%
Portfolio turnover rate	3%	2%	46%	3%	0%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

20

FREE MARKET FUNDS

Notes to Financial Statements

August 31, 2022

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has forty-eight separate investment portfolios, including the Free Market U.S. Equity Fund, the Free Market International Equity Fund and the Free Market Fixed Income Fund (each a “Fund,” collectively the “Funds”). Each Fund operates as a “fund of funds” and commenced investment operations on December 31, 2007.

RBB has authorized capital of one hundred billion shares of common stock of which 90.023 billion shares are currently classified into two hundred and eleven classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Free Market U.S. Equity and Free Market International Equity’s investment objective is to seek long-term capital appreciation. Free Market Fixed Income’s investment objective is to seek total return (consisting of current income and capital appreciation).

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is August 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2022 (the “current fiscal period”).

Investment Company Securities – The Funds pursue their investment objectives by investing primarily in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “underlying funds”). When a Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Funds invest in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of each Fund’s assets among the ETFs and underlying funds. Accordingly, the Funds’ investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Funds allocate to the ETFs and underlying funds utilizing such strategies. As disclosed in the Portfolio of Investments, the Funds invest in a number of different underlying funds, including underlying funds that are portfolios of DFA Investment Dimensions Group Inc., and Dimensional Investment Group Inc. (collectively, “DFA Underlying Funds”) and iShares by BlackRock (“iShares Underlying Funds”). Information about DFA Underlying Funds and iShares Underlying Funds’ risks may be found in such DFA Underlying Funds’ and iShares Underlying Funds’ annual or semiannual report to shareholders, which can be found at us.dimensional.com and iShares.com, respectively. Additional information about derivatives related risks, if applicable, may also be found in each such DFA Underlying Fund or iShares Underlying Funds’ annual or semiannual report to shareholders. The annual and semiannual reports to shareholders for the underlying funds may also be found by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each Fund’s net asset value (“NAV”) determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in ETFs are valued at their last reported sale price. As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”). Direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

21

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2022

● Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

FREE MARKET U.S. EQUITY Fund

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Domestic Equity Funds	$3,288,149,512	$3,107,988,271	$—	$—	$180,161,241
Short-Term Investments	3,500,208	3,500,208	—	—	—
Total Investments**	$3,291,649,720	$3,111,488,479	$—	$—	$180,161,241

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

FREE MARKET INTERNATIONAL EQUITY Fund

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
International Equity Funds	$2,389,699,906	$2,014,022,431	$—	$—	$375,677,475
Short-Term Investments	3,793,230	3,793,230	—	—	—
Total Investments**	$2,393,493,136	$2,017,815,661	$—	$—	$375,677,475

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

FREE MARKET FIXED INCOME VI Fund

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Fixed Income Funds	$2,731,614,869	$2,731,614,869	$—	$—	$—
Short-Term Investments	15,651,318	15,651,318	—	—	—
Total Investments**	$2,747,266,187	$2,747,266,187	$—	$—	$—

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

22

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2022

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (formerly, PENN Capital Funds Trust) (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds. In addition to the net annual operating expenses that the Funds bear directly, the shareholders indirectly bear the Funds’ pro-rata expenses of the underlying mutual funds in which each Fund invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date for each Fund with the exception of the Free Market Fixed Income Fund which declares and pays quarterly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

23

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2022

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

MARKET RISK — The value of a Fund’s shares will fluctuate as a result of the movement of the overall stock market or the value of the underlying fund held by a Fund, and you could lose money.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

UKRAINE-RUSSIA CONFLICT RISK — In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments, even beyond any direct exposure the Fund may have to issuers located in these countries.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss for such claims is considered to be remote.

For additional information about the DFA Underlying Funds and iShares Underlying Funds’ valuation policies, refer to the DFA Underlying Funds and iShares Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com and iShares.com, respectively.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following tables.

AVERAGE DAILY NET ASSETS	ADVISORY FEE
For the first $1 billion	0.50%
Over $1 billion to $3 billion	0.49
Over $3 billion to $5 billion	0.48
Over $5 billion	0.47

24

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2022

The Adviser has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses exceed the rates (“Expense Caps”) shown in the following table annually of each Fund’s average daily net assets. The Adviser may not recoup waived management fees or reimbursed expenses. The Adviser may discontinue these arrangements at any time.

FUND	EXPENSE CAPS
Free Market U.S. Equity Fund	1.13%
Free Market International Equity Fund	1.35
Free Market Fixed Income Fund	1.00

During the current fiscal period, investment advisory fees accrued were as follows:

FUND	ADVISORY FEES
Free Market U.S. Equity Fund	$17,246,496
Free Market International Equity Fund	12,779,566
Free Market Fixed Income Fund	13,973,667

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Vigilant Distributors, LLC (the “Distributor”), serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

3.	Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

4.	Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchase and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Free Market U.S. Equity Fund	$353,840,331	$236,519,329
Free Market International Equity Fund	275,863,944	62,580,857
Free Market Fixed Income Fund	233,328,497	93,661,340

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

25

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2022

5.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2022, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Free Market U.S. Equity Fund	$2,161,839,023	$1,164,755,951	$(34,945,254)	1,129,810,697
Free Market International Equity Fund	2,305,194,402	197,679,142	(109,380,408)	88,298,734
Free Market Fixed Income Fund	2,894,150,687	—	(146,884,500)	(146,884,500)

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2022, primarily attributable to equalization, short term dividend reclass, distribution reclass, and dividend reclass were reclassified among the following accounts:

	DISTRIBUTABLE EARNINGS/(LOSS)	Paid-In Capital
Free Market U.S. Equity Fund	$(26,171,102)	$26,171,102
Free Market International Equity Fund	—	—
Free Market Fixed Income Fund	—	—

As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss CarryForwards	NET Unrealized Appreciation/ (Depreciation)
Free Market U.S. Equity Fund	$7,863,581	$218,393,585	$—	$1,129,810,697
Free Market International Equity Fund	86,538,908	—	(78,542,905)	88,298,734
Free Market Fixed Income Fund	3,970,625	—	(1,224,764)	(146,884,500)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes and are inclusive of underlying partnerships and investments. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

26

FREE MARKET FUNDS

Notes to Financial Statements (Concluded)

August 31, 2022

The tax character of distributions paid during the fiscal years ended August 31, 2021 and August 31, 2022 was as follows:

		Ordinary Income	Long-Term Gains	RETURN OF CAPITAL	Total
Free Market U.S. Equity Fund	2022	$62,775,363	$97,273,958	$—	$160,049,321
	2021	14,110,436	36,596,069	—	50,706,505
Free Market International Equity Fund	2022	35,219,290	—	—	$35,219,290
	2021	29,143,899	41,225,666	—	70,369,565
Free Market Fixed Income Fund	2022	15,000,590	—	—	$15,000,590
	2021	11,112,294	6,838,031	79,992	18,030,317

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2022, the Free Market International Equity Fund had $13,568,310 of short-term capital loss carryforwards and $64,974,595 of long-term capital loss carryforwards, the Free Market Fixed Income Fund had $1,224,764 of short-term capital loss carryforwards.

6.	NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 may require the Fund to observe more stringent requirements than were previously imposed by the 1940 Act, which could adversely affect the ability of the Fund to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved new valuation procedures for the Funds.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined there were no subsequent events.

27

FREE MARKET FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund (three of the funds constituting The RBB Fund, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, Pennsylvania
October 28, 2022

We have served as the auditor of one or more Matson Money, Inc. investment companies since 2008.

28

FREE MARKET FUNDS

SHAREHOLDER TAX INFORMATION

(UNAUDITED)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2022 were as follows:

	Ordinary Income	Long-Term CAPITAL GAINS	RETURN OF CAPITAL	Total
Free Market U.S. Equity Fund	$62,775,363	$97,273,958	$—	$160,049,321
Free Market International Equity Fund	35,219,290	—	—	35,219,290
Free Market Fixed Income Fund	15,000,590	—	—	15,000,590

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) are 0.00% for each Fund.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100% for the Free Market U.S. Equity Fund and 78.05% for the Free Market International Equity Fund.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 100% for the Free Market U.S. Equity Fund.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 61.35% for the Free Market Fixed Income Fund. A total of 60.73% of the dividend distributed during the fiscal year was derived from U.S. Government securities, which is generally exempt from state income tax for the Free Market Fixed Income Fund.

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any. The Free Market International Equity Fund passed through foreign tax credits of $5,379,042 and earned $58,331,389 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

29

FREE MARKET FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling Free Market Funds at (866) 780-0357, ext. 3863 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Free Market Funds Approval of Investment Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Matson Money and the Company (the “Investment Advisory Agreement”) on behalf of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund (for this section only, each a “Fund” and collectively the “Funds”), at a meeting of the Board held on May 11-12, 2022 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Matson Money with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and Matson Money with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; (ix) a report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Fund to the performance of its respective Lipper Group; and (x) a report comparing the performance of each Fund to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money. The Directors concluded that Matson Money had substantial resources to provide services to the Funds and that Matson Money’s services had been acceptable.

The Directors also considered the investment performance of the Funds and Matson Money. Information on the Funds’ investment performance was provided for the year-to-date, one-year, five-year, ten-year, and since-inception periods, as applicable, and for the quarter ended March 31, 2022. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

30

FREE MARKET FUNDS

Other Information (Concluded)

(Unaudited)

In reaching this conclusion, the Directors observed that the Free Market U.S. Equity Fund had outperformed its benchmark for the year-to-date and one-year periods ended March 31, 2022, and underperformed its benchmark for the five-year, ten-year, and since-inception periods ended March 31, 2022. The Directors also noted that the Free Market U.S. Equity Fund ranked in the 1st quintile in its Performance Group for the one-year period, and in the 5th quintile for the two-year, three-year, four-year and five-year periods ended December 31, 2021.

The Directors noted the Free Market International Equity Fund had outperformed its benchmark for the year-to-date, one-year, and since-inception periods, and underperformed its benchmark for the five-year and ten-year periods, each ended March 31, 2022. The Directors also noted that the Free Market International Equity Fund ranked in the 1st quintile in its Performance Group for the one-year period and in the 2nd quintile for the two-year and three-year periods ended December 31, 2021.

The Directors noted the Free Market Fixed Income Fund had underperformed its benchmark for the year-to-date, one-year, five-year, ten-year, and since-inception periods, each ended March 31, 2022. The Directors also noted that the Free Market Fixed Income Fund ranked in the 5th quintile in its Performance Group for the one-year, two-year, three-year, four-year and five-year periods ended December 31, 2021.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after the voluntary fee waiver and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

The Directors noted that the actual advisor fee of the Free Market U.S. Equity Fund ranked in the 3rd quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 1st quintile of its Lipper Expense Group.

The Directors noted that the actual advisor fee of the Free Market International Equity Fund ranked in the 1st quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 1st quintile of its Lipper Expense Group.

The Directors noted that the actual advisor fee of the Free Market Fixed Income Fund ranked in the 3rd quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 1st quintile of its Lipper Expense Group.

In addition, the Directors took note that Matson Money had voluntarily agreed to waive its advisory fee and reimburse expenses in order to limit total annual Fund operating expenses to 1.13%, 1.35% and 1.00% of the average daily net assets of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund, respectively.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one year period ending August 16, 2023.

31

FREE MARKET FUNDS

Liquidity Risk Management Program

(Unaudited)

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the Investment Company Act of 1940. In accordance with the Company Program, the “Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Free Market Fixed Income Fund, Free Market U.S. Equity Fund, and Free Market International Equity Fund (each a “Fund” and together, the “Funds”). The Programs seek to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Company Program. The Adviser has delegated oversight of the Adviser Program to its Liquidity Risk Committee, whose process of monitoring and determining the liquidity of each Fund’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Investment and Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from January 1, 2021 to December 31, 2021 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Fund’s strategy remained appropriate for an open-end mutual fund; (ii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iii) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (iv) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; (v) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Fund’s Liquidity Risk functioned appropriately during the Period; and (vi) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectus for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

32

FREE MARKET FUNDS

COMPANY MANAGEMENT

(UNAUDITED)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3863.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 89	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	55	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 55	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	55

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 56	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	55

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

33

FREE MARKET FUNDS

COMPANY MANAGEMENT (CONTINUED)

(UNAUDITED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 1997, Consultant, financial services organizations.	55

IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021); Kalmar Pooled Investment Trust (registered investment company) (until September 2017).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Chairman Director	2005 to present 1991 to present	Retired.	55	EIP Investment Trust (registered investment company) (until August 2022).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 62	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	55

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	55	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	55	None.

34

FREE MARKET FUNDS

COMPANY MANAGEMENT (CONTINUED)

(UNAUDITED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 63	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO Investments LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 59	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Director of Marketing & Business Development	2019 to present	Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC.	N/A	N/A
OFFICERS
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A

35

FREE MARKET FUNDS

COMPANY MANAGEMENT (CONCLUDED)

(UNAUDITED)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 63	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 43	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 55 portfolios of the fund complex, consisting of the series in the Company and The RBB Fund Trust (7 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

36

FREE MARKET FUNDS

PRIVACY NOTICE

(UNAUDITED)

FACTS	WHAT DO THE FREE MARKET FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Free Market Funds choose to share; and whether you can limit this sharing.

Reasons we can share your information	Do the Free Market Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 780-0357 Ext. 3863 or go to www.MatsonMoney.com

37

FREE MARKET FUNDS

PRIVACY NOTICE (CONCLUDED)

(UNAUDITED)

What we do
How does the Free Market Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Free Market Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Free Market Funds don’t share with nonaffiliates so they can market to you. The Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Free Market Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

38

Investment Adviser

Matson Money, Inc.
5955 Deerfield Blvd.
Mason, OH 45040

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Vigilant Distributors, LLC
Gateway Corporate Center, Suite 216
223 Wilmington West Chester Pike
Chadds Ford, PA 19317

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

FMFI-AR22

MATSON MONEY U.S. EQUITY VI PORTFOLIO
MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO
MATSON MONEY FIXED INCOME VI PORTFOLIO

of

The RBB Fund, Inc.

Annual Report

August 31, 2022

This report is submitted for the general information of the shareholders of the Portfolios. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Portfolios.

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report

August 31, 2022 (Unaudited)

Matson Money U.S. Equity VI Portfolio

The twelve-month period ended August 31, 2022 saw periods of noticeable volatility in domestic equity markets. Common news stories over the past twelve months have continued to include coverage of the COVID-19 pandemic and the availability of vaccine boosters and shortened quarantine periods, post-pandemic global inflation, rising interest rates, rising commodity prices, and the Russia/Ukraine war. The performance of U.S. equities in 2022 has begun to reverse course from the beginning of 2021 and has experienced downturns with noticeable volatility.

For the twelve months ended August 31, 2022, the Matson Money U.S. Equity VI Portfolio provided a total return of -6.64% at net asset value. This compares with a return of -15.54% over the same period for the Portfolio’s benchmark, the Russell 2500® Index.

As a result of the Matson Money U.S. Equity VI Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the performance of diversified equity funds, like the Matson Money U.S. Equity VI Portfolio, are the size and value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. value stocks performed better than U.S. growth stocks during the period. The Russell 2000® Value Index returned -10.18% and the Russell 1000® Value Index returned -6.23%.

Furthermore, for the same time-period the Russell 2000® Index returned -17.88%, while the S&P 500® Index was down -11.23% for the twelve-month period ended August 31, 2022.

In summary, U.S. value stocks outperformed U.S. growth stocks and U.S. large cap stocks performed better than small cap stocks. Factors that contributed to the Portfolio’s overperformance compared to its benchmark can largely be explained by its tilt toward value stocks, as well as the Portfolio’s limited exposure to real estate investment trusts.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so we believe that a balanced, diversified, long-term approach is favored.

1

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2022 (Unaudited)

Matson Money International Equity VI Portfolio

The global markets experienced a roller coaster ride during the twelve-month period ended August 31, 2022. U.S. equity markets outpaced international equity markets over the twelve months. We also saw the continued effects of the COVID-19 pandemic that has caused tremendous global human and economic hardships, while global markets attempted to return to some level of pre-pandemic normalcy in light of global inflation.

For the twelve months ended August 31, 2022, the Matson Money International Equity VI Portfolio provided a total return of -15.66% at net asset value. This compares with a return of -18.56% over the same period for the Portfolio’s benchmark, the MSCI World (ex USA) Index, which captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the U.S.

As a result of the Matson Money International Equity VI Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified international equity funds, like the Matson Money International Equity VI Portfolio, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International value stocks fared better than international growth stocks during the fiscal year. The MSCI EAFE Value Index decreased by -13.91%, while the MSCI EAFE Small Cap Value Index returned -21.10% and the MSCI Emerging Markets Index returned -21.80%. Furthermore, the MSCI EAFE Small Cap Index returned -25.98% for the twelve months ended August 31, 2022, while the MSCI EAFE Index returned -19.80% for the same period.

In summary, factors that contributed to the Portfolio’s overperformance compared to its benchmark can largely be explained by its tilt toward value stocks.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so we believe that a balanced, diversified, long-term approach is favored.

2

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2022 (Unaudited)

Matson Money Fixed Income VI Portfolio

The U.S. economy experienced periods of volatility during the twelve months ended August 31, 2022. We continued to see the effects of the COVID-19 pandemic causing tremendous global human and economic hardship while global markets attempted to return to some level of pre-pandemic normalcy in light of global inflation. Disruptions to economic activity continue to affect financial conditions. The U.S. Federal Reserve shift in monetary policy is in response to persistent high inflation. The broad proxy for the U.S. bond market, the Bloomberg U.S. Aggregate Bond Index fell -11.52%, while the Bloomberg Global Aggregate Bond Index (hedged) returned -9.99% for the twelve-month period ended August 31, 2022. As a result of the increase in interest rates, long-term bonds were outperformed by ones with shorter maturities. For the twelve months ended August 31, 2022, the Bloomberg U.S. Government/Credit 1-3 Years Index returned -4.03% while the Morningstar Long-Term U.S. Government Bond Index, which includes U.S. Treasury and U.S. Government Agency bonds with maturities of seven years or longer, returned -20.57%.

The Matson Money Fixed Income VI Portfolio focuses on assets that invest in global high quality and shorter-term government and corporate fixed income assets. For the twelve months ended August 31, 2022, the Matson Money Fixed Income VI Portfolio returned -7.08%. This compares with a return of -4.49% over the same period for the Portfolio’s benchmark, the FTSE World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index.

The Matson Money Fixed Income VI Portfolio performed as expected, and slightly underperformed its benchmark for the period. A contributing factor to the performance of the Portfolio compared to its benchmark was the Portfolio’s slightly lower exposure to certain global markets and exposure to shorter term maturities.

3

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2022 (Unaudited)

The Russell 2500 Index: The Russell 2500™ Index measures the performance of the small to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set.

Russell 2000® Index: Measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 2000® Value Index: The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

The S&P 500® Index is a market-capitalization-weighted index that consists of the 500 largest U.S. publicly traded companies.

Russell 1000® Value Index: The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The MSCI World (ex USA) Index captures large and mid -cap representation across 22 of 23 developed markets (DM) countries*--excluding the U.S. With 934 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries* around the world, excluding the U.S. and Canada. With 2,377 constituents, the index covers approximately 14% of the free float adjusted market capitalization in each country.

MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, twelve-month forward earnings to price and dividend yield.

MSCI EAFE Index is an equity index which captures large and mid-cap representation across 21 Developed Markets countries* around the world, excluding the U.S. and Canada. With 843 constituents, the index covers approximately 85% of the free float adjusted market capitalization in each country

MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries* around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, twelve-month forward earnings to price and dividend yield.

MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries**. With 1,387 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

4

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Concluded)

August 31, 2022 (Unaudited)

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets.

Bloomberg U.S. Government/Credit 1-3 Years Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related debt with one to three years to maturity.

Morningstar Long-Term US Government Bond Index includes U.S. Treasury and U.S. Government Agency bonds with maturities of seven years or longer.

FTSE World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index is a broad index providing exposure to the global sovereign fixed income market. The index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. It comprises sovereign debt from over 20 countries, denominated in a variety of currencies. The index provides a broad benchmark for the global sovereign fixed income market. Sub-indexes are available in any combination of currency, maturity, or rating.

* Developed Markets countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, UK and the U.S.

** EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

One cannot invest directly in an index.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Diversification does not assure a profit nor protect against loss in a declining market. Investing in micro-cap or small cap companies involve additional risks such as limited liquidity and greater volatility than large companies. Investing in foreign securities involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Shares of the Portfolios are distributed by Vigilant Distributors, LLC. Member of FINRA and SIPC.

5

MATSON MONEY VI PORTFOLIOS

Performance Data

August 31, 2022 (Unaudited)

Matson Money U.S. Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money U.S. Equity VI Portfolio vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2022
	1 YEAR	5 YEARS	SINCE INCEPTION
Matson Money U.S. Equity VI Portfolio	-6.64%	7.98%	7.57%(1)
Russell 2500® Index	-15.54%	8.54%	8.07%(3)
Composite Index(2)	-11.37%	8.45%	8.83%(3)

(1)	The Portfolio commenced operations on February 18, 2014.
(2)	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively.
(3)

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the Russell 2500® Index and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 7.41%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus dated March 2, 2022 is 0.98% (included in the ratio is 0.24% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $31.90 per share on August 31, 2022.

Portfolio composition is subject to change.

The Matson Money U.S. Equity VI Portfolio’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Portfolio.

6

MATSON MONEY VI PORTFOLIOS

Performance Data (Continued)

August 31, 2022 (Unaudited)

Matson Money International Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money International Equity VI Portfolio vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2022
	1 YEAR	5 YEARS	SINCE INCEPTION
Matson Money International Equity VI Portfolio	-15.66%	0.23%	1.67%(1)
MSCI World (excluding U.S.) Index	-18.56%	2.08%	2.91%(3)
Composite Index(2)	-20.27%	1.02%	2.96%(3)

(1)	The Portfolio commenced operations on February 18, 2014.
(2)	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI Emerging Markets Index, each weighted 25%, 25%, 25% and 25%, respectively.
(3)

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the MSCI World (excluding U.S.) Index and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 1.52%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus dated March 2, 2022 is 1.14% (included in the ratio is 0.34% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on a decrease in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $22.22 per share on August 31, 2022.

Portfolio composition is subject to change.

The Matson Money International Equity VI Portfolio’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Portfolio.

7

MATSON MONEY VI PORTFOLIOS

Performance Data (Concluded)

August 31, 2022 (Unaudited)

Matson Money Fixed Income VI Portfolio

Comparison of Change in Value of $10,000 Investment in
Matson Money Fixed Income VI Portfolio vs. FTSE World Government Bond Index 1-5 Years and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the FTSE World Government Bond Index 1-5 years and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Average Annual Total Returns for the Periods Ended August 31, 2022
	1 YEAR	5 YEARS	SINCE INCEPTION
Matson Money Fixed Income VI Portfolio	-7.08%	0.00%	0.25%(1)
FTSE World Government Bond Index 1-5 Years	-4.49%	0.87%	1.11%(3)
Composite Index(2)	-5.80%	0.78%	1.08%(3)

(1)	The Portfolio commenced operations on February 18, 2014.
(2)

The Composite Index is comprised of the Three-Month Treasury Bill Index, Bloomberg Barclays Capital Intermediate Government Bond Index, ICE BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Bloomberg Barclays U.S. Aggregate Bond Index, each weighted 25%, 25%, 25% and 25%, respectively.

(3)

Index information is not available as of the date of the inception of the Portfolio. The average annual returns for the FTSE World Government Bond Index 1-5 Years (formerly known as the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index), and the Composite Index are presented as of March 1, 2014. If the Portfolio had commenced operations on March 1, 2014, its average annual return since inception would have been 0.23%.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus dated March 2, 2022 is 0.84% (included in the ratio is 0.11% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on a decrease in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $23.67 per share on August 31, 2022.

Portfolio composition is subject to change.

The Matson Money Fixed Income VI Portfolio’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Portfolio will incur expenses of the underlying funds in addition to the Portfolio’s expenses. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Portfolio.

8

MATSON MONEY VI PORTFOLIOS

Fund Expense ExampleS

August 31, 2022 (Unaudited)

As a shareholder of the Portfolio(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2022 through August 31, 2022, and held for the entire period.

ACTUAL EXPENSES

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE MARCH 1, 2022	ENDING ACCOUNT VALUE AUGUST 31, 2022	EXPENSES PAID DURING PERIOD*	Annualized EXPENSE RATIO*	ACTUAL SIX- MONTH TOTAL INVESTMENT RETURN FOR THE PORTFOLIO
Actual
Matson Money U.S. Equity VI Portfolio	$ 1,000.00	$ 923.30	$ 3.54	0.73%	-7.67%
Matson Money International Equity VI Portfolio	1,000.00	865.30	3.76	0.80%	-13.47%
Matson Money Fixed Income VI Portfolio	1,000.00	956.40	3.60	0.73%	-4.36%

9

MATSON MONEY VI PORTFOLIOS

Fund Expense Examples (CONCLUDED)

August 31, 2022 (Unaudited)

	BEGINNING ACCOUNT VALUE MARCH 1, 2022	ENDING ACCOUNT VALUE AUGUST 31, 2022	EXPENSES PAID DURING PERIOD*	Annualized EXPENSE RATIO*	ACTUAL SIX- MONTH TOTAL INVESTMENT RETURN FOR THE PORTFOLIO
Hypothetical (5% return before expenses)
Matson Money U.S. Equity VI Portfolio	$ 1,000.00	$ 1,021.53	$ 3.72	0.73%	N/A
Matson Money International Equity VI Portfolio	1,000.00	1,021.17	4.08	0.80%	N/A
Matson Money Fixed Income VI Portfolio	1,000.00	1,021.53	3.72	0.73%	N/A

*

Expenses are equal to each Portfolio’s annualized six-month expense ratio for the period March 1, 2022 through August 31, 2022, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. Fees and expenses presented for a Portfolio do not reflect any fees and expenses imposed on shares of the Portfolio purchased through variable annuity contracts, variable life insurance policies, and certain qualified pension and retirement plans, which would increase overall fees and expenses. If such fees and expenses had been included, the expenses would have been higher. Each Portfolio’s ending account value in the first section in the table is based on the actual six-month total investment return for each Portfolio for the period March 1, 2022 through August 31, 2022. The range of weighted expense ratios of the underlying funds held by the Portfolios, as stated in the underlying funds’ current prospectuses, were as follows:

FUNDS	RANGE OF WEIGHTED EXPENSE RATIO
Matson Money U.S. Equity VI Portfolio	0.01% - 0.06%
Matson Money International Equity VI Portfolio	0.00% - 0.12%
Matson Money Fixed Income VI Portfolio	0.00% - 0.02%

10

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Portfolio of Investments

August 31, 2022

	NUMBER OF SHARES	VALUE
DOMESTIC EQUITY FUNDS — 99.2%
U.S. Large Cap Value Portfolio III (a)	266,326	$7,268,049
U.S. Large Company Portfolio (a)	135,716	3,828,551
U.S. Micro Cap Portfolio (b)	174,267	4,173,695
U.S. Small Cap Portfolio (b)	103,683	4,195,018
U.S. Small Cap Value Portfolio (b)	69,520	2,824,583
VA U.S. Large Value Portfolio (b)	36,011	1,086,799
VA U.S. Targeted Value Portfolio (b)	190,774	4,212,281
TOTAL DOMESTIC EQUITY FUNDS
(Cost $24,271,617)		27,588,976

SHORT-TERM INVESTMENTS — 1.0%
STIT-Government & Agency Portfolio, 2.22%*	279,035	279,035
TOTAL SHORT-TERM INVESTMENTS
(Cost $279,035)		279,035
TOTAL INVESTMENTS — 100.2%
(Cost $24,550,652)		27,868,011
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(51,083)
NET ASSETS — 100.0%		$27,816,928

PORTFOLIO HOLDINGS SUMMARY TABLE
	% of Net Assets	Value
Domestic Equity Funds	99.2%	$27,588,976
Short-Term Investments	1.0	279,035
Liabilities In Excess Of Other Assets	(0.2)	(51,083)
NET ASSETS	100.0%	$27,816,928

*	Seven-day yield as of August 31, 2022.
(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Trust Company.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Portfolio of Investments

AUGUST 31, 2022

	NUMBER OF SHARES	VALUE
INTERNATIONAL EQUITY FUNDS — 99.1%
DFA International Small Cap Value Portfolio (a)	298,382	$5,317,165
DFA International Value Portfolio III (b)	397,602	5,741,372
Emerging Markets Small Cap Portfolio (a)	44,900	955,032
Emerging Markets Value Portfolio, Class Institutional (a)	35,030	971,028
iShares Core MSCI EAFE ETF	12,955	755,147
iShares Core MSCI Emerging Markets ETF	21,427	1,038,352
VA International Small Portfolio (a)	297,391	3,199,932
VA International Value Portfolio (a)	80,027	956,326
TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $20,215,531)		18,934,354

SHORT-TERM INVESTMENTS — 1.1%
STIT-Government & Agency Portfolio, 2.22%*	212,339	212,339
TOTAL SHORT-TERM INVESTMENTS
(Cost $212,339)		212,339
TOTAL INVESTMENTS — 100.2%
(Cost $20,427,870)		19,146,693
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(46,513)
NET ASSETS — 100.0%		$19,100,180

PORTFOLIO HOLDINGS SUMMARY TABLE
	% of Net Assets	Value
International Equity Funds	99.1%	$18,934,354
Short-Term Investments	1.1	212,339
Liabilities In Excess Of Other Assets	(0.2)	(46,513)
NET ASSETS	100.0%	$19,100,180

*	Seven-day yield as of August 31, 2022.
(a)	A portfolio of DFA Investment Trust Company.
(b)	A portfolio of DFA Investment Dimensions Group Inc.
ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Portfolio of Investments

August 31, 2022

	NUMBER OF SHARES	VALUE
FIXED INCOME FUNDS — 98.7%
DFA One-Year Fixed Income Portfolio (a)	325,750	$3,283,557
DFA Two-Year Global Fixed Income Portfolio (a)	446,534	4,291,191
iShares 1-3 Year Treasury Bond ETF	13,859	1,140,457
iShares 3-7 Year Treasury Bond ETF	14,258	1,680,876
iShares Core International Aggregate Bond ETF	84,150	4,183,097
iShares Intermediate-Term Corporate Bond ETF	33,166	1,687,154
iShares Short-Term Corporate Bond ETF	135,298	6,820,372
iShares TIPS Bond ETF	12,306	1,401,777
VA Global Bond Portfolio (a)	291,035	2,855,057
VA Short-Term Fixed Income Portfolio (a)	57,104	572,755
TOTAL FIXED INCOME FUNDS
(Cost $29,615,638)		27,916,293

SHORT-TERM INVESTMENTS — 1.5%
STIT-Government & Agency Portfolio, 2.22%*	433,126	433,126
TOTAL SHORT-TERM INVESTMENTS
(Cost $433,126)		433,126
TOTAL INVESTMENTS — 100.2%
(Cost $30,048,764)		28,349,419
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(50,587)
NET ASSETS — 100.0%		$28,298,832

PORTFOLIO HOLDINGS SUMMARY TABLE
	% of Net Assets	Value
Fixed Income Funds	98.7%	$27,916,293
Short-Term Investments	1.5	433,126
Liabilities In Excess Of Other Assets	(0.2)	(50,587)
NET ASSETS	100.0%	$28,298,832

*	Seven-day yield as of August 31, 2022.
(a)	A portfolio of DFA Investment Dimensions Group Inc.
ETF	Exchange-Traded Fund

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

13

MATSON MONEY VI PORTFOLIOS

Statements of Assets and Liabilities

AUGUST 31, 2022

	MATSON MONEY U.S. EQUITY VI PORTFOLIO	MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO	MATSON MONEY FIXED INCOME VI PORTFOLIO
ASSETS
Investments, at value (cost $24,271,617, $20,215,531 and $29,615,638, respectively)	$27,588,976	$18,934,354	$27,916,293
Short-term investments, at value (cost $279,035, $212,339 and $433,126, respectively)	279,035	212,339	433,126
Receivables for:
Investments sold	554	387	799
Prepaid expenses and other assets	814	106	837
Total assets	27,869,379	19,147,186	28,351,055

LIABILITIES
Payables for:
Audit fees	31,685	31,744	31,719
Advisory fees	12,322	8,396	12,141
Administration and accounting fees	4,308	3,776	4,423
Transfer agent fees	426	392	452
Capital shares redeemed	292	204	297
Other accrued expenses and liabilities	3,418	2,494	3,191
Total liabilities	52,451	47,006	52,223
Net assets	$27,816,928	$19,100,180	$28,298,832

NET ASSETS CONSIST OF:
Par Value	$872	$860	$1,196
Paid-in capital	22,197,137	20,525,619	30,072,473
Total distributable earnings/(loss)	5,618,919	(1,426,299)	(1,774,837)
Net assets	$27,816,928	$19,100,180	$28,298,832

CAPITAL SHARES:
Net assets	$27,816,928	$19,100,180	$28,298,832
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	871,868	859,586	1,195,610
Net asset value, offering and redemption price per share	$31.90	$22.22	$23.67

The accompanying notes are an integral part of the financial statements.

14

MATSON MONEY VI PORTFOLIOS

Statements of Operations

FOR THE YEAR ENDED August 31, 2022

	MATSON MONEY U.S. EQUITY VI PORTFOLIO	MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO	MATSON MONEY FIXED INCOME VI PORTFOLIO
INVESTMENT INCOME
Dividends from non-affiliated funds	$424,952	$796,208	$349,141
Total investment income	424,952	796,208	349,141

EXPENSES:
Advisory fees (Note 2)	153,553	108,748	156,515
Audit and tax service fees	30,590	30,873	30,839
Administration and accounting fees (Note 2)	21,122	18,932	21,460
Custodian fees (Note 2)	3,405	2,880	2,747
Director fees	2,821	1,996	2,713
Printing and shareholder reporting fees	2,364	1,936	2,253
Officer fees	1,821	1,290	1,837
Legal fees	1,690	1,206	1,737
Transfer agent fees (Note 2)	1,006	732	1,044
Other expenses	5,674	5,110	5,894
Total expenses	224,046	173,703	227,039
Net investment income/(loss)	200,906	622,505	122,102

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Non-affiliated funds	845,439	21,741	(100,223)
Capital gain distributions from non-affiliated fund investments	1,905,216	350,354	72,383
Net change in unrealized appreciation/(depreciation) on:
Non-affiliated funds	(4,996,942)	(4,576,837)	(2,400,845)
Net realized and unrealized gain/(loss) on investments	(2,246,287)	(4,204,742)	(2,428,685)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,045,381)	$(3,582,237)	$(2,306,583)

The accompanying notes are an integral part of the financial statements.

15

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$200,906	$222,068
Net realized gain/(loss) from investments	2,750,655	1,982,475
Net change in unrealized appreciation/(depreciation) on investments	(4,996,942)	9,177,417
Net increase/(decrease) in net assets resulting from operations	(2,045,381)	11,381,960

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(2,291,039)	(1,112,545)
Net decrease in net assets from dividends and distributions to shareholders	(2,291,039)	(1,112,545)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,769,795	4,806,910
Reinvestment of distributions	2,291,039	1,112,545
Shares redeemed	(5,703,434)	(9,463,229)
Net increase/(decrease) in net assets from capital shares	357,400	(3,543,774)
Total increase/(decrease) in net assets	(3,979,020)	6,725,641

NET ASSETS:
Beginning of period	31,795,948	25,070,307
End of period	$27,816,928	$31,795,948

SHARES TRANSACTIONS:
Shares sold	106,781	140,452
Dividends and distributions reinvested	63,871	38,350
Shares redeemed	(165,123)	(290,841)
Net increase/(decrease) in shares outstanding	5,529	(112,039)

The accompanying notes are an integral part of the financial statements.

16

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$622,505	$308,548
Net realized gain/(loss) from investments	372,095	742,327
Net change in unrealized appreciation/(depreciation) on investments	(4,576,837)	4,992,500
Net increase/(decrease) in net assets resulting from operations	(3,582,237)	6,043,375

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(1,361,460)	(430,312)
Net decrease in net assets from dividends and distributions to shareholders	(1,361,460)	(430,312)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,954,287	3,504,955
Reinvestment of distributions	1,361,460	430,312
Shares redeemed	(3,051,625)	(5,327,668)
Net increase/(decrease) in net assets from capital shares	1,264,122	(1,392,401)
Total increase/(decrease) in net assets	(3,679,575)	4,220,662

NET ASSETS:
Beginning of period	22,779,755	18,559,093
End of period	$19,100,180	$22,779,755

SHARES TRANSACTIONS:
Shares sold	114,254	133,013
Dividends and distributions reinvested	52,183	17,679
Shares redeemed	(120,422)	(206,417)
Net increase/(decrease) in shares outstanding	46,015	(55,725)

The accompanying notes are an integral part of the financial statements.

17

MATSON MONEY FIXED INCOME VI PORTFOLIO

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$122,102	$21,588
Net realized gain/(loss) from investments	(27,840)	48,963
Net change in unrealized appreciation/(depreciation) on investments	(2,400,845)	2,245
Net increase/(decrease) in net assets resulting from operations	(2,306,583)	72,796

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(100,067)	(170,529)
Return of capital	—	(14,611)
Net decrease in net assets from dividends and distributions to shareholders	(100,067)	(185,140)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,888,692	9,842,877
Reinvestment of distributions	100,067	185,140
Shares redeemed	(5,386,524)	(4,135,263)
Net increase/(decrease) in net assets from capital shares	(2,397,765)	5,892,754
Total increase/(decrease) in net assets	(4,804,415)	5,780,410

NET ASSETS:
Beginning of period	33,103,247	27,322,837
End of period	$28,298,832	$33,103,247

SHARES TRANSACTIONS:
Shares sold	116,203	385,803
Dividends and distributions reinvested	3,969	7,229
Shares redeemed	(220,221)	(162,244)
Net increase/(decrease) in shares outstanding	(100,049)	230,788

The accompanying notes are an integral part of the financial statements.

18

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE YEAR ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$36.70	$25.62	$27.08	$33.12	$29.15
Net investment income/(loss)(1)	0.23	0.25	0.22	0.21	0.18
Net realized and unrealized gain/(loss) on investments	(2.37)	12.06	(0.04)	(4.34)	5.40
Net increase/(decrease) in net assets resulting from operations	(2.14)	12.31	0.18	(4.13)	5.58
Dividends and distributions to shareholders from:
Net investment income	(0.34)	(0.29)	(0.24)	(0.27)	(0.33)
Net realized capital gains	(2.32)	(0.94)	(1.40)	(1.64)	(1.28)
Total dividends and distributions to shareholders	(2.66)	(1.23)	(1.64)	(1.91)	(1.61)
Net asset value, end of period	$31.90	$36.70	$25.62	$27.08	$33.12
Total investment return/(loss)(2)	(6.64)%	49.31%	(0.02)%	(11.89)%	19.56%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,817	$31,796	$25,070	$24,839	$26,181
Ratio of expenses to average net assets with waivers, if any(3)	0.73%	0.74%	0.76%	0.76%	0.73%
Ratio of expenses to average net assets without waivers, if any(3)	0.73%	0.74%	0.76%	0.76%	0.73%
Ratio of net investment income/(loss) to average net assets with waivers(3)	0.65%	0.77%	0.86%	0.72%	0.58%
Portfolio turnover rate	15%	18%	18%	17%	12%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

19

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE YEAR ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$28.00	$21.35	$22.27	$26.16	$26.60
Net investment income/(loss)(1)	0.73	0.37	0.42	0.43	0.47
Net realized and unrealized gain/(loss) on investments	(4.87)	6.80	(0.25)	(3.51)	(0.13)
Net increase/(decrease) in net assets resulting from operations	(4.14)	7.17	0.17	(3.08)	0.34
Dividends and distributions to shareholders from:
Net investment income	(0.82)	(0.35)	(0.52)	(0.39)	(0.54)
Net realized capital gains	(0.82)	(0.17)	(0.57)	(0.42)	(0.24)
Total dividends and distributions to shareholders	(1.64)	(0.52)	(1.09)	(0.81)	(0.78)
Net asset value, end of period	$22.22	$28.00	$21.35	$22.27	$26.16
Total investment return/(loss)(2)	(15.66)%	33.96%	0.17%	(11.62)%	1.13%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,100	$22,780	$18,559	$18,228	$17,950
Ratio of expenses to average net assets with waivers, if any(3)	0.80%	0.80%	0.83%	0.86%	0.79%
Ratio of expenses to average net assets without waivers, if any(3)	0.80%	0.80%	0.83%	0.86%	0.79%
Ratio of net investment income/(loss) to average net assets with waivers(3)	2.86%	1.48%	1.99%	1.82%	1.70%
Portfolio turnover rate	11%	18%	26%	13%	8%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

20

MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	FOR THE YEAR ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$25.55	$25.66	$25.38	$24.74	$25.12
Net investment income/(loss)(1)	0.10	0.02	0.43	0.59	0.23
Net realized and unrealized gain/(loss) on investments	(1.90)	0.04	0.27	0.61	(0.36)
Net increase/(decrease) in net assets resulting from operations	(1.80)	0.06	0.70	1.20	(0.13)
Dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.16)	(0.42)	(0.56)	(0.22)
Net realized capital gains	—	—	—	— (2)	(0.03)
Return of capital	—	(0.01)	—	—	—
Total dividends and distributions to shareholders	(0.08)	(0.17)	(0.42)	(0.56)	(0.25)
Net asset value, end of period	$23.67	$25.55	$25.66	$25.38	$24.74
Total investment return/(loss)(3)	(7.08)%	0.22%	2.80%	4.98%	(0.50)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,299	$33,103	$27,323	$29,546	$30,405
Ratio of expenses to average net assets with waivers, if any(4)	0.73%	0.73%	0.74%	0.74%	0.71%
Ratio of expenses to average net assets without waivers, if any(4)	0.73%	0.73%	0.74%	0.74%	0.71%
Ratio of net investment income/(loss) to average net assets with waivers(4)	0.39%	0.07%	1.69%	2.39%	0.93%
Portfolio turnover rate	7%	8%	46%	19%	2%

(1)	The selected per share data is calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)

Total investment return/(loss) is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

21

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements

August 31, 2022

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has forty-eight separate investment portfolios, including the Matson Money U.S. Equity VI Portfolio, the Matson Money International Equity VI Portfolio and the Matson Money Fixed Income VI Portfolio (each a “Portfolio,” collectively the “Portfolios”). Each Portfolio operates as a “fund of funds” and commenced investment operations on February 18, 2014. Shares of the Portfolios are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

RBB has authorized capital of one hundred billion shares of common stock of which 90.023 billion shares are currently classified into two hundred and eleven classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Matson Money U.S. Equity VI Portfolio and Matson Money International Equity VI Portfolio’s investment objective is to seek long-term capital appreciation. Matson Money Fixed Income VI Portfolio’s investment objective is to seek total return (consisting of current income and capital appreciation).

The Portfolios are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Portfolios is August 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2022 (the “current fiscal period”).

INVESTMENT COMPANY SECURITIES — The Portfolios pursue their investment objectives by investing primarily in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “underlying funds”). When a Portfolio invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Portfolio will incur higher expenses, many of which may be duplicative. Furthermore, because the Portfolios invest in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of each Portfolio’s assets among the ETFs and underlying funds. Accordingly, the Portfolios’ investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Portfolios allocate to the ETFs and underlying funds utilizing such strategies. As disclosed in the Portfolio of Investments, the Portfolios invest in a number of different underlying funds, including underlying funds that are portfolios of DFA Investment Dimensions Group Inc., and Dimensional Investment Group Inc. (collectively, “DFA Underlying Funds”) and iShares by BlackRock (“iShares Underlying Funds”). Information about DFA Underlying Funds’ and iShares Underlying Funds’ risks may be found in such DFA Underlying Funds and iShares Underlying Funds’ annual or semiannual report to shareholders, which can be found at us.dimensional.com and iShares.com, respectively. Additional information about derivatives related risks, if applicable, may also be found in each such DFA Underlying Fund or iShares Underlying Funds’ annual or semiannual report to shareholders. The annual and semiannual reports to shareholders for the underlying funds may also be found by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each Portfolio’s net asset value (“NAV”) determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in ETFs are valued at their last reported sale price. As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors (the “Board”). Direct investments in fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market.

22

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (continued)

August 31, 2022

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Portfolios’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Portfolios’ investments carried at fair value:

MATSON MONEY U.S. EQUITY VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Domestic Equity Funds	$27,588,976	$22,289,896	$—	$—	$5,299,080
Short-Term Investments	279,035	279,035	—	—	—
Total Investments**	$27,868,011	$22,568,931	$—	$—	$5,299,080

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
International Equity Funds	$18,934,354	$14,778,096	$—	$—	$4,156,258
Short-Term Investments	212,339	212,339	—	—	—
Total Investments**	$19,146,693	$14,990,435	$—	$—	$4,156,258

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

23

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2022

MATSON MONEY FIXED INCOME VI PORTFOLIO

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE*
Fixed Income Funds	$27,916,293	$24,488,481	$—	$—	$3,427,812
Short-Term Investments	433,126	433,126	—	—	—
Total Investments**	$28,349,419	$24,921,607	$—	$—	$3,427,812

*

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

**	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolios’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolios may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Portfolio to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Portfolio had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Portfolio had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Portfolios had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Portfolios record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each Portfolio’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (formerly, PENN Capital Funds Trust) (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net

24

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2022

assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Portfolios. In addition to the net annual operating expenses that the Portfolios bear directly, the shareholders indirectly bear the Portfolios’ pro-rata expenses of the underlying mutual funds in which each Portfolio invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders recorded on the ex-dividend date for each Portfolio. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Portfolio’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

MARKET RISK — The value of a Portfolio’s shares will fluctuate as a result of the movement of the overall stock market or the value of the underlying fund held by a Portfolio, and you could lose money.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Portfolios invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Portfolios’ investments, impair the Portfolios’ ability to satisfy redemption requests, and negatively impact the Portfolios’ performance.

UKRAINE-RUSSIA CONFLICT RISK — In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments, even beyond any direct exposure the Fund may have to issuers located in these countries.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Portfolios may enter into contracts that provide general indemnifications. Each Portfolio’s maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future, and, therefore, cannot be estimated; however, the Portfolios expect the risk of material loss for such claims to be remote.

For additional information about the DFA Underlying Funds and iShares Underlying Funds’ valuation policies, refer to the DFA Underlying Funds and iShares Underlying Funds’ most recent annual or semiannual report which can be found at us.dimensional.com and iShares.com, respectively.

25

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2022

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as the investment adviser to each Portfolio. Each Portfolio compensates the Adviser for its services at an annual rate based on each Portfolio’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

AVERAGE DAILY NET ASSETS	ADVISORY FEE
For the first $1 billion	0.50%
Over $1 billion to $5 billion	0.49
Over $5 billion	0.47

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Portfolio operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Portfolio’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and certain of these expenses could cause total annual Portfolio operating expenses to exceed the Expense Caps: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2023 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2023.

PORTFOLIO	EXPENSE CAPS
Matson Money U.S. Equity VI Portfolio	1.13%
Matson Money International Equity VI Portfolio	1.35
Matson Money Fixed Income VI Portfolio	1.00

During the current fiscal period, investment advisory fees accrued were as follows:

PORTFOLIO	ADVISORY FEES
Matson Money U.S. Equity VI Portfolio	$153,553
Matson Money International Equity VI Portfolio	108,748
Matson Money Fixed Income VI Portfolio	156,515

Effective September 1, 2019, if at any time a Portfolio’s total annual Portfolio operating expenses for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Portfolio of the advisory fees forgone and other payments remitted by the Adviser to the Portfolio within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Portfolio to exceed the Expense Cap that was in effect at the time of the waiver or reimbursement. As of the end of the reporting period, the Portfolios had no amounts available for recoupment.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services serves as administrator for the Portfolios. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Portfolios’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Portfolios. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Vigilant Distributors, LLC (the “Distributor”), serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

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MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (CONTINUED)

August 31, 2022

3.	Director and Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Portfolios or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

4.	Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Portfolios were as follows:

	PURCHASES	SALES
Matson Money U.S. Equity VI Portfolio	$4,874,491	$4,637,984
Matson Money International Equity VI Portfolio	3,153,639	2,265,595
Matson Money Fixed Income VI Portfolio	2,300,621	4,538,631

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5.	Federal Income Tax Information

The Portfolios have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Portfolios to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Portfolios have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Portfolios are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2022, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Portfolio were as follows:

	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Matson Money U.S. Equity Fund	$24,782,062	$4,079,158	$(993,209)	$3,085,949
Matson Money International Equity Fund	20,885,586	685,789	(2,424,682)	(1,738,893)
Matson Money Fixed Income Fund	30,139,701	37,189	(1,827,472)	(1,790,283)

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

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MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (CONTINUED)

August 31, 2022

Permanent differences as of August 31, 2022, primarily attributed to short-term capital gain distributions, distribution reclass, and dividend reclass. There were no permanent differences between distributable earnings/(loss) and paid in capital.

As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forwards	Net Unrealized Appreciation/ (Depreciation)
Matson Money U.S. Equity Fund	$14,896	$2,518,074	$—	$3,085,949
Matson Money International Equity Fund	102,331	210,263	—	(1,738,893)
Matson Money Fixed Income Fund	68,675	—	(53,229)	(1,790,283)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The tax character of distributions paid during the fiscal years ended August 31, 2021 and August 31, 2022 was as follows:

		ORDINARY INCOME	LONG-TERM GAINS	RETURN OF CAPITAL	TOTAL
Matson Money U.S. Equity Fund	2022	$290,468	$2,000,571	$—	$2,291,039
	2021	262,875	849,670	—	1,112,545
Matson Money International Equity Fund	2022	679,887	681,573	—	1,361,460
	2021	293,803	136,509	—	430,312
Matson Money Fixed Income Fund	2022	100,067	—	—	100,067
	2021	149,987	20,542	14,611	185,140

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2022, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2022. The Matson Money Fixed Income Fund deferred qualified late-year losses of $53,229 which will be treated as arising on the first business day of the following fiscal year.

The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2022, the Funds had no unexpiring short-term or long-term losses.

6.	NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

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MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (concluded)

August 31, 2022

Rule 18f-4 may require the Fund to observe more stringent requirements than were previously imposed by the 1940 Act, which could adversely affect the ability of the Fund to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved new valuation procedures for the Funds.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined there were no subsequent events.

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MATSON MONEY VI PORTFOLIOS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio (three of the funds constituting The RBB Fund, Inc., hereafter collectively referred to as the “Funds”) as of August 31, 2022, the related statements of operations for the year ended August 31, 2022, the statements of changes in net assets for each of the two years in the period ended August 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2022 and each of the financial highlights for each of the five years in the period ended August 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, Pennsylvania
October 28, 2022

We have served as the auditor of one or more Matson Money, Inc. investment companies since 2008.

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MATSON MONEY VI PORTFOLIOS

Shareholder Tax Information

(Unaudited)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2022 were as follows:

	Ordinary Income	Long-Term CAPITAL GAINS	Return of Capital	Total
Matson Money U.S. Equity Fund	$290,468	$2,000,571	$—	$2,291,039
Matson Money International Equity Fund	679,887	681,573	—	1,361,460
Matson Money Fixed Income Fund	100,067	—	—	100,067

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) is 0.33% for the Matson Money International Equity Fund and 0.00% for the Matson Money U.S. Equity Fund and Matson Money Fixed Income Fund.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 100% for the Matson Money U.S. Equity VI Portfolio and 74.78% for the Matson Money International Equity VI Portfolio.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 100% for the Matson Money U.S. Equity VI Portfolio.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 63.96% for the Matson Money Fixed Income VI Portfolio.

Because each Portfolio’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any. The Matson Money International Equity VI Portfolio passed through foreign tax credits of $44,012 and earned $585,433 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

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MATSON MONEY VI PORTFOLIOS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling Matson Money VI Portfolios at (866) 780-0357, ext. 3863 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Approval of Investment Advisory Agreements

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Matson Money and the Company (the “Investment Advisory Agreement”) on behalf of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio (for this section only, each a “Portfolio” and collectively the “Portfolios”), at a meeting of the Board held on May 11-12, 2022 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Matson Money with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and Matson Money with respect to the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio (for this section only, each a “Portfolio” and collectively the “Portfolios”), the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Portfolios; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolios; (viii) the extent to which economies of scale are relevant to the Portfolios; (ix) a report prepared by Broadridge/Lipper comparing each Portfolio’s management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Portfolio to the performance of its respective Lipper Group; and (x) a report comparing the performance of each Portfolio to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money. The Directors concluded that Matson Money had substantial resources to provide services to the Portfolios and that Matson Money’s services had been acceptable.

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MATSON MONEY VI PORTFOLIOS

Other Information (CONCLUDED)

(Unaudited)

The Directors also considered the investment performance of the Funds and Matson Money. Information on the Portfolios’ investment performance was provided for the year-to-date, one-year, five-year, ten-year, and since-inception periods, as applicable, and for the quarter ended March 31, 2022. The Directors considered the Portfolios’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Portfolios as compared to their respective benchmarks and Lipper Groups was acceptable.

The Directors noted the Matson Money U.S. Equity VI Portfolio had outperformed its benchmark for the year-to-date, one-year, and three-year periods, and underperformed its benchmark for the five-year and since inception periods, each ended March 31, 2022. The Directors also noted that the Matson Money U.S. Equity VI Portfolio ranked in the 1st quintile in its Performance Group for the one-year period and in the 5th quintile for the three-year, four-year and five-year periods ended December 31, 2021.

Directors also considered that the Matson Money International Equity VI Portfolio had outperformed its benchmark for the year-to-date period, and underperformed its benchmark for the one-year, three-year, five-year, and since inception periods, each ended March 31, 2022. The Directors also noted that the Matson Money International Equity VI Portfolio ranked in the 2nd quintile in its Performance Group for the one-year period, and in the 4th quintile for the two-year and three-year periods ended December 31, 2021.

The Directors noted the Matson Money Fixed Income VI Portfolio had underperformed its benchmark for the year-to-date, one-year, three-year, five-year, and since inception periods, each ended March 31, 2022. The Directors also noted that the Matson Money Fixed Income VI Portfolio ranked in the 1st quintile in its Performance Group for the one-year period, and in the 4th quintile for the four-year period ended December 31, 2021.

The Board also considered the advisory fee rates payable by the Portfolios under the Investment Advisory Agreements. In this regard, information on the fees paid by the Portfolios and the Portfolios’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

The Directors noted that the actual advisor fee of the Matson Money U.S. Equity VI Portfolio ranked in the 2nd quintile of the Portfolio’s Lipper Expense Group, and that the total expenses of the Portfolio ranked in the 4th quintile of its Lipper Expense Group.

The Directors noted that the actual advisor fee and total expenses of the Matson Money International Equity VI Portfolio each ranked in the 2nd quintile of the Portfolio’s Lipper Expense Group.

The Directors noted that the actual advisor fee and total expenses of the Matson Money Fixed Income VI Portfolio each ranked in the 2nd quintile of the Portfolio’s Lipper Expense Group.

In addition, the Directors noted that Matson Money had contractually agreed to waive management fees and reimburse expenses through at least March 2, 2023 to limit total annual operating expenses to agreed upon levels for the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio.

After reviewing the information regarding the Portfolios’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees paid by the Portfolios were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one year period ending August 16, 2023.

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MATSON MONEY VI PORTFOLIOS

Liquidity Risk Management Program

(Unaudited)

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the Investment Company Act of 1940. In accordance with the Company Program, the “Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Free Market Fixed Income Fund, Free Market U.S. Equity Fund, and Free Market International Equity Fund (each a “Fund” and together, the “Funds”). The Programs seek to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Company Program. The Adviser has delegated oversight of the Adviser Program to its Liquidity Risk Committee, whose process of monitoring and determining the liquidity of each Fund’s investments is supported by one or more third-party vendors.

At meetings held during the fiscal period, the Board and its Investment and Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from January 1, 2021 to December 31, 2021 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Fund’s strategy remained appropriate for an open-end mutual fund; (ii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iii) that none of the Funds required the establishment of a highly liquid investment minimum and the methodology for that determination; (iv) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; (v) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Fund’s Liquidity Risk functioned appropriately during the Period; and (vi) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectus for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

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MATSON MONEY VI PORTFOLIOS

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3863.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 89	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	55	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 55	Director	2012 to present	Since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	55

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 56	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	55

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

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MATSON MONEY VI PORTFOLIOS

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 1997, Consultant, financial services organizations.	55

IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance); Kalmar Pooled Investment Trust (registered investment company) (until September 2017).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	55	Independent Trustee of EIP Investment Trust (registered investment company) (until August 2022).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 62	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm).	55

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	55	Reich and Tang Group (asset management) (until 2015).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	55	None

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MATSON MONEY VI PORTFOLIOS

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 63	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO Investments LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 59	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Director of Marketing & Business Development	2019 to present	Since 2019, Director of Marketing & Business Development, The RBB Fund, Inc.; from 2000-2019, Managing Director, Third Avenue Management, LLC.	N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A

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MATSON MONEY VI PORTFOLIOS

Company Management (Concluded)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 63	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 43	Assistant Secretary	2017 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 55 portfolios of the fund complex, consisting of the series of the Company and The RBB Fund Trust (7 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company

38

MATSON MONEY VI PORTFOLIOS

Privacy Notice

(Unaudited)

FACTS	WHAT DO THE MATSON MONEY VI PORTFOLIOS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Matson Money VI Portfolios choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Matson Money VI Portfolios share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (866) 780-0357 Ext. 3863 or go to www.MatsonMoney.com

39

MATSON MONEY VI PORTFOLIOS

Privacy Notice (Concluded)

(Unaudited)

What we do

How do the Matson Money VI Portfolios protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Matson Money VI Portfolios collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Matson Money VI Portfolios don’t share with nonaffiliates so they can market to you. The Portfolios may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Matson Money VI Portfolios may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

40

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser

Matson Money, Inc.
5955 Deerfield Blvd.
Mason, OH 45040

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Vigilant Distributors, LLC
Gateway Corporate Center, Suite 216
223 Wilmington West Chester Pike
Chadds Ford, PA 19317

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

MMFI-AR22

ANNUAL
report 2022

Motley Fool Asset Management ETFs
Series of The RBB Fund, Inc.

8/31/22

Motley Fool Global Opportunities ETF (Formerly MFAM Global Opportunities Fund)
Motley Fool Mid-Cap Growth ETF (Formerly MFAM Mid-Cap Growth Fund)
Motley Fool 100 Index ETF
Motley Fool Small-Cap Growth ETF (Formerly MFAM Small-Cap Growth ETF)
Motley Fool Capital Efficiency 100 Index ETF
Motley Fool Next Index ETF

Motley Fool Global Opportunities ETF (TMFG)
Motley Fool Mid-Cap Growth ETF (TMFM)
Motley Fool 100 Index ETF (TMFC)
Motley Fool Small-Cap Growth ETF (TMFS)
Motley Fool Capital Efficiency 100 Index ETF (TMFE)
Motley Fool Next Index ETF (TMFX)

President’s Letter to Shareholders	1
Letter to Shareholders	3
Portfolio Characteristics	11
Fund Expense Examples	24
Schedules of Investments	26
Financial Statements	57
Notes to Financial Statements	75
Report of Independent Registered Public Accounting Firm	91
Shareholder Tax Information	93
Notice to Shareholders	94
Privacy Notice	97
Directors and Officers	100

Motley Fool Asset Management ETFS

President’s Letter to Shareholders

AUGUST 31, 2022 (Unaudited)

Kelsey Mowrey
President,
Motley Fool Asset Management

Dear Fellow Shareholders,

First, I want to extend a heartfelt thank you for being members of our Foolish Family. We realize you have many investment options and appreciate the trust you place in us. We consider ourselves very fortunate to be on this journey with you.

And what a journey the last 12 months have been! Have you ever had the opportunity to ride Mr. Toad’s Wild Ride in Disneyland or Walt Disney World? When I sat down to write this letter and reflect on the past year, that beloved theme park ride kept coming to mind.

Maybe you can recall the magical, whimsical, sometimes perilous, and often buggy ride through Toad Hall and the English countryside. Mr. Toad’s Wild Ride was an original attraction when both Disneyland and Walt Disney World opened. While the Disney World iteration closed in 1998, the ride at Disneyland has had several reimaginations over the years, and still operates today.

As the Disney Universe keeps expanding, Mr. Toad’s Wild Ride provides a happy sense of nostalgia for many visitors, a reminder of the original magic that made Disney so special. This year, we also got a bit nostalgic and made the decision to bring Foolishness back to our brand in a big way. We moved away from our acronym, MFAM, and reintroduced our proper name, Motley Fool Asset Management. In addition, we are once again proudly wearing and displaying our jester cap in our company logo.

But Mr. Toad has evolved since 1955 as well (the original ride had plywood cutout characters!) Technical updates in 1961 and 1983 have transformed Mr. Toad’s Wild Ride into the beloved attraction we know today. At Motley Fool Asset Management, we had a transformation of our own last year. We converted two mutual funds to ETFs (a somewhat bumpy transition, to be honest!) and launched two new passive ETF products. With these ETF products we were able to improve efficiency, lower fees, increase transparency, and gain more access to our sister company, The Motley Fool, LLC’s stock recommendations.

That brings me to perhaps the most obvious parallel between Mr. Toad and the stock market: The Wild Ride. The past year, particularly the last 8 months, has been a challenging time to be an investor to say the least. Domestic stock market indexes logged numerous record highs during the latter half of 2021, only to come tumbling down in 2022. The S&P 500 Index closed at an all-time high on January 3, 2022, and then dropped 19.96% by June 30, 2022. As of August 31, 2022, it is down 16.14% year to date. Similar scenarios played out in the Dow Jones Industrial Average as well as the Nasdaq Composite and the domestic bond markets have not been the usual safe havens we have come to expect. A wild ride, indeed!

Throughout their trip with Mr. Toad, travelers encounter several obstacles or dangers. Whether you are trying to avoid a stack of falling books, plunging into a stream, or a collision with a delivery truck, there’s a lot that threatens to knock you off course. These last twelve months have had their share of obstacles too. Historically high inflation, continued supply chain issues and slowing domestic growth are just a few of the issues impeding our investment path.

Even though our time with Mr. Toad consists of many twists, turns, and startling moments, most park goers wouldn’t consider jumping out of the buggy mid-ride. That’s because they know if they wait long enough, the trek will end with a satisfying resolution. Investing shouldn’t be much different. With patience and a long time horizon, we believe short term market fluctuations most likely will not prevent us from reaching our long-term goals.

With that in mind, I’d like to thank you for staying on this ride with us. As investors, we know it is always important to stay the course; however, when the ride gets wild it can be difficult to maintain that mindset. Please know that we will continue to navigate this track along with you and be good stewards for your investments. We are grateful for your business and look forward to more adventures with you in the coming year, whatever the road ahead may bring.

Kindly,

Kelsey Mowrey

President

1

Motley Fool Asset Management ETFS

President’s Letter to Shareholders (Concluded)

AUGUST 31, 2022 (Unaudited)

Motley Fool Asset Management’s ETFs are distributed by Quasar Distributors, LLC.

The investment advisor for each fund is Motley Fool Asset Management, LLC (“MFAM”). MFAM is a wholly owned subsidiary of Motley Fool Investment Management, LLC, whose parent company, The Motley Fool Holdings, Inc., is a multimedia financial-services holding company. MFAM, an affiliate of The Motley Fool LLC (“TMF”), is a separate legal entity. No TMF analyst is involved in the investment decision-making or daily operations of MFAM. With respect to its actively-managed funds, MFAM does not attempt to track any TMF services and, as such, those funds may diverge completely from TMF’s services.

The information contained herein does not take into account the particular investment objectives or financial circumstances of any specific person who may receive it.

All investing involves risk. Principal loss is possible. Each of Motley Fool Asset Management ETFs invests in particular market capitalizations or qualifications distinct to that individual fund, including small cap stocks and mid cap stocks, thus each fund’s performance will be especially sensitive to market conditions that particularly affect that fund’s particular market. Some funds are non-diversified, which means its NAV, market price and total returns may fluctuate or fall more than a diversified fund. Gains or losses on a single stock may have a greater impact on any of Motley Fool Asset Management’s ETFs. For these and other reasons, there is no guarantee any of Motley Fool Asset Management ETFs will achieve its particular, stated objective.

Please consider the charges, risks, expenses, and investment objectives carefully before you invest. Please see the prospectuses for the Motley Fool Global Opportunities ETF, the Motley Fool Mid-Cap Growth ETF, the Motley Fool 100 Index ETF, the Motley Fool Small-Cap Growth ETF, the Motley Fool Next Index ETF and the Motley Fool Capital Efficiency 100 Index ETF containing this and other information. Read it carefully before you invest or send money.

2

Motley Fool Asset Management ETFS

Letter to Shareholders

AUGUST 31, 2022 (Unaudited)

Bryan Hinmon
Chief Investment Officer,
Motley Fool Asset Management

“It is imperative that we remain vigilant in questioning how we do things that lead to decisions about investing your capital. We are on a quest to do this better, every day.”

    — Me, back in 2016

Dear Fellow Shareholder,

You’re probably thinking: I can’t believe the ego of this guy, quoting himself to open this letter! Let me reassure you that my ego is kept well in check by my two year old. Most recently, he has admired the “stripes” across my forehead and around my eyes, mocked my “silly” attempt to build his train tracks, and laughed uncontrollably as my mini breakfast burritos “look like trash cans.” Writing this reminds me those barbs still sting and my ego has no chance of inflating.

In preparing to write this letter I went back and read what I’ve written in the past. I’ve touched on several important topics over the years: the folly of economic and market forecasting, bias and decision making, and simplicity and focus, to name a few. But the idea that tends to come up again and again, as highlighted in the opening quote, is the need to be open to change on a never-ending quest for better.

I think the reason this is the most popular idea to explore is because of the nature of investing. Investing resembles a wicked problem.1 That is, the problem isn’t fully understood, the context and constraints are always changing, and there is no obvious single answer that a rote process can solve for.

Given the messy nature of the endeavor, blindly applying thinking and methods that have worked in the past can be dangerous. Reflection, which addresses an honest capacity to accept underperformance and intelligently adapt, is critical for making sure we remain on the path to long term success. I believe that is the path we are on. We reflect on and consider improving our methods every year, but the state of affairs here in late 2022 make the exercise seem more poignant.

CAPACITY TO SUFFER

It is well known that investors feel losses more powerfully than gains. The urge to sell or to shift investing styles or methods, when things aren’t going well, is rooted in pain relief. Even if an investor is wired to handle some pain, as their stocks head relentlessly lower, the emotional hits keep coming. Research shows that, under such stress, investor focus narrows to the immediate future and, according to Michael Mauboussin, “turn[s] off any thought about the long term. So even if an investor believes a stock or industry group is likely to fare well over a three to six year period, anxiety about the next three to six months prevails – and a great opportunity slips away.”2

This narrowing of time frame has, in our view, come to life today via the broad selling of companies with the promise of strong cash flow generation in the future, but little current profitability. In investing shorthand, there has been a strong preference for value stocks over growth stocks. Value stocks, with their perceived tendency for tangible, bird-in-the-hand cash generation, have outperformed growth stocks by more than 35 percentage points over the past two years.3

This performance gap is breathtaking. Within the context of persistent inflation, rising global recession risk, changing monetary policy, and ongoing war during that two year period, a recalibration of the value of future cash flows seems warranted in our opinion. But the breadth and violence of the growth exodus suggests to us a degree of “stress” selling4 and raises the chance of some perfectly viable, high-value-creating (but not-yet-cash-flowing) businesses being tossed aside with the pretenders.

[1]

The idea of Wicked Problems was developed by Horst Rittel and Melvin Webber in the early 1970s. Their definition was focused on social policy issues, but over the subsequent 50 years, the idea of wicked problems has been more loosely defined and broadly applied. The fact that investing is wicked is one of the aspects that make it so challenging, but also so fun.

[2]	Mauboussin, Michael. Anatomy of a Market Crash. Forbes, October 25, 2007.

[3]

Value stocks, here, are represented by the Russell 1000 Value Index. Growth stocks, here, are represented by the Russell 1000 Growth Index. Return data from Standard & Poor’s Capital IQ for the period 9/1/2020 to 8/31/2022.

[4]	We would recommend exploring the concept of “hyperbolic discounting” if you’re curious.

3

Motley Fool Asset Management ETFS

Letter to Shareholders (Continued)

AUGUST 31, 2022 (Unaudited)

We can’t in good faith, and simply won’t, state that many high-flyers are pretenders while ours are clear-cut, long-term winners that the market is mistreating. We have inked plenty of mistakes in the past and time will show us to have made additional ones. Said differently, it is unclear whether the market is treating our chosen growthy businesses rationally or whether it is panicking to some degree. But what we can say with confidence is that we understand our own beliefs and expectations behind each investment (thanks to our research process) and accept such pricing swings in exchange for the reward potential we believe persists.

We are, and remain, patient owners of businesses. While we don’t like poor performance, we appreciate that it is what sometimes creates mispricings and may open the door to long-term rewards.

ADAPTATION

You probably didn’t ignore the statement above about our past and inevitable future mistakes. We understand that no flavor of investing works 100% of the time, and that no active manager can operate in a mistake free utopia. The recent past has been trying, and we are frustrated with our performance. It is critical we dispassionately assess the situation and learn the right lessons.

Most importantly, we wholeheartedly believe that our core investing principle and core investing belief remain on firm foundations. Let’s lay these out plainly. The core principle that underpins our investing program is that, in the long run, we believe portfolio returns will converge on the business returns our companies achieve, as determined by realized earnings power (cash flows). The core belief that emerges from that principle, in our practice, is that independent research (centered on our unique definition of Quality) with a long-term mindset, expressed through focused portfolios, can potentially outperform and is how our team is best wired to achieve outperformance.

We’ve stress tested these ideas and have happily and completely re-underwritten them.

With our philosophy checked, we can move to execution. The largest class of mistake we made over the fiscal year, in my view, was in execution. Specifically, it was the improper weighting of base rates and the attendant link to position sizing. Let’s take a moment to make that not sound like gobbledygook.

We study businesses deeply, in an attempt to assess each company’s management, culture, and incentives; its economics, competitive advantages, and trajectory. Understanding a business in this fashion helps inform a view of the value it might be able to create for the world and how much of that value it might capture for itself, in a future that will undoubtedly be filled with competitors, changing preferences, and other uncertainties. It’s a complicated exercise where experience, imagination, humility, and skepticism are all needed. In the end, we’ve crafted a researched story behind each investment, called an inside view.

A problem arises when, as our knowledge of a business grows, our confidence in a single (but highly uncertain!) future grows even more quickly. Because of a highly informed inside view of each specific investment, our calibration of the reference class (the base rate statistical average, or the outside view of what has actually shown to most likely happen in similar situations) may be crowded out.5

Investing decisions are best made with a balanced account of the inside and outside views. However, the nature of our endeavor, to strive to find truly special Quality companies that can and do defy base rates, means that we must invest counter to what action the outside view suggests, and do it regularly. We knowingly override it.

The error is not in investing counter to what the outside view might recommend, but in not adequately using a tool we have available to marry the two views: position sizing. Knowing the outside view, of both the reference class of the stock and the business, should help us better assess the odds our inside view is correct, which should help establish guardrails for the amount of capital we put at risk in a given stock or class of risk exposures.

This is an exercise we can, will, and must do better. The outside view is something that has already entered our conversations more and more – like a voice over our shoulder. Practical implementations we are exploring further are making the outside view explicit in a premortem6 or establishing the role of a decision observer.7 Refinement of our process is ongoing and we’re energized when we uncover helpful possible solutions.

[5]	For a deeper dive into the Inside/Outside view problem, we highly recommend Thinking Fast and Slow by Daniel Khaneman and Think Twice by Michael Mauboussin.
[6]	Professor Gary Klein has been the leading thinker on premortems. We are grateful for his continued work on the subject.

[7]

The role of a “decision observer” was introduced to us in the book Noise, by Daniel Kahneman, Olivier Sibony, and Cass Sunstein. On page 240 they write, “We suggest that observers can be trained to spot, in real time, the diagnostic signs that one or several familiar biases are affecting someone else’s decisions or recommendations.”

4

Motley Fool Asset Management ETFS

Letter to Shareholders (Continued)

AUGUST 31, 2022 (Unaudited)

MARKET PERFORMANCE AND COMMENTARY

Coming into calendar year 2022, the U.S. economy was strong and inflation was accelerating. Some level of inflation was expected as the result of shifting consumption patterns influenced by the flow-through of pandemic imbalances. The prevailing debate was whether this would fix itself (this was the U.S. Federal Reserve’s (the “Fed”) thinking) or be persistent. The purity of that debate was muddied as early 2022 brought about the Russian invasion of Ukraine and China’s continued aggressive lockdown policy to manage the spread of COVID – both events mucking up global supply chains and exacerbating the supply-demand imbalance that has been feeding inflation.

Over the full year fiscal period of September 1, 2021 to August 31, 2022, monthly U.S. inflation rates were between 5.4% and 9.1%. This, unsurprisingly, contributed to the Fed’s Open Market Committee decision to raise rates by 25 basis points, 50 basis points, 75 basis points, and another 75 basis points between March and July of this year. (Although outside the fiscal year ended August 31, 2022, we know the Fed raised another 75 basis points in September.) They were busy, and the aggressive pace of rate increases marked a clear new stance in monetary policy. This shift, alongside weakening European economic outlooks, had a negative impact on markets broadly as investors dealt with greater uncertainty, grappled with the likelihood of a global recession, and repriced risk.

The broad brush outcome was that, for the full year period of September 1, 2021 to August 31, 2022, there was almost no safe place to hide.

Cash lost value given the strongly rising inflation. Bonds had a historically poor period, falling more than 10% as interest rates moved higher. Gold, often seen as a safe-haven and beneficiary of inflation, lost more than 5%. Bellwether large capitalization stocks fell 12% with eight of 11 sectors declining. Small- and mid-capitalization stocks fell similarly to large caps. Simple style preferences offered no reprieve, with growth stocks continuing their recent trend of underperformance relative to value stocks (-17% vs -5%). Outside the U.S., global stocks fell 20%.8

ACTIVE ETF PERFORMANCE AND COMMENTARY

Motley Fool Global Opportunities ETF

With that sour backdrop, the Motley Fool Global Opportunities ETF returned -27.61% during the fiscal year ended August 31, 2022, trailing its benchmark’s return of -15.98% for the same period. Cumulatively since inception, the Motley Fool Global Opportunities ETF has returned 91.55% versus 70.94% returns for the benchmark over the same period.9

During the period, the ETF’s investments’ tilt towards growth companies, a lack of exposure to the Energy sector, and security selection within the Information Technology sector drove its underperformance. These headwinds were offset by strong security selection within the Industrials and Consumer Staples sectors. Our aim, as you know, is to construct focused portfolios of truly special Quality businesses (we have a “no strangers in the portfolio” mantra), so whether our performance is relatively good or bad, we can usually attribute the bulk of any relative performance versus the benchmark to stock selection. That was again the case this year.

[8]

Bonds are represented by the S&P U.S. Aggregate Bond Index. The index is designed to measure the performance of publicly issued U.S. dollar denominated investment-grade debt. Gold is represented by the COMEX price per troy ounce of gold. Large capitalization stocks are represented by the S&P 500 TR Index. The index measures the total return performance of 500 leading companies comprising nearly 80% of available U.S. market capitalization. Small capitalization stocks are represented by the S&P SmallCap 600 TR Index. The index measures the total return performance of 600 small-sized U.S. companies that meet certain liquidity and financial thresholds. Mid-capitalization stocks are represented by the S&P MidCap 400 TR Index. The index measures the total return performance of 400 mid-sized U.S. companies comprising about 5% of available U.S. market capitalization. Growth stocks are represented by the S&P 500 Growth TR Index. The index measures the performance of a subset of S&P 500 stocks based on three factors: sales growth, the ratio of earnings change to price, and momentum. Value stocks are represented by the S&P 500 Value TR Index. The index measures the performance of a subset of S&P 500 stocks based on three factors: the ratios of book value, earnings, and sales to price. Global stocks are represented by the S&P Global X-US BMI TR Index. The index measures stock market performance globally, including developed and emerging markets, but excluding the U.S.

[9]

Returns are for Net Asset Value, net of fees and expenses. Inception of the ETF was 6/17/2014, which represents the inception of the Advisor share class of the pre-conversion mutual fund. The benchmark of the Motley Fool Global Opportunities ETF is the FTSE Global All Cap Net Tax Index.

5

Motley Fool Asset Management ETFS

Letter to Shareholders (Continued)

AUGUST 31, 2022 (Unaudited)

The top three contributors to returns10 were Gentera (+45%), Waste Connections (+8%), and Costco (+15%). Gentera has historically been a unique, group lender in several Latin American countries. Management has deftly handled pandemic and general macroeconomic challenges, achieving admiral loan and customer growth in Mexico and Peru while keeping costs in check. Shares soared as the company won back investor confidence, though we chose to sell our position towards the end of the period as the company’s business model is changing via its entry into a more crowded lending arena. Waste Connections is a North American trash hauler with irreplaceable landfill assets and an admirable service record. Trash collection is a safe-haven type of business that often does well in uncertain times – demand for its services doesn’t change much regardless of world events and proven pricing power above the rate of inflation are key business model features that investors are looking for. Costco, the membership retail behemoth, continues to use its scale to bring more products and services to its loyal customer base. The value proposition, in terms of savings and purchase confidence, has never been stronger, in our view, and the model continues to translate outside the core U.S. market.

The bottom three contributors to returns were Paypal Holdings(-68%), MercadoLibre (-54%), and Everbridge (-75%). Paypal remains an entrenched player in online payments, but it has seen its primary end market (ecommerce) slow as pandemic demand pull-forward is digested. A lack of internal innovation has also contributed to slowing new user growth, and several high profile leaders have left the company. Payments remains a hyper-competitive and dynamic industry, but Paypal’s scale and newfound sense of urgency equip it well to thrive once again. MercadoLibre, the everything business in Latin America, continues to strengthen its network effects across commerce and payments. The only significant business blip we have seen is a spike in non-payments of installment loans at peer companies (many e-commerce transactions are paid by installment in Latin America). The more likely drivers of the stock’s decline, in our view, are the simple market-wide declines in highly-valued tech companies that were clear pandemic beneficiaries. Everbridge’s decline has been swift. In early December, during a widespread sell-off of many software businesses, the company announced the unexpected resignation of its CEO and preliminary 2022 guidance that was lower than expected. This was a powerfully poisonous cocktail and shares fell by nearly half in a single day. As the dust has settled, it appears that the former CEO was too aggressive pursuing growth via acquisitions and product launches, at the expense of product integration and a clear product map. Under new leadership, and with greater focus, we believe these issues are fixable.

Motley Fool Mid-Cap Growth ETF

The Motley Fool Mid-Cap Growth ETF returned -26.66% during the fiscal year ended August 31, 2022, edging its benchmark’s return of -26.69% for the same period. Cumulatively since inception (8 years and counting!), the Motley Fool Mid-Cap Growth ETF has returned 79.75% versus 111.00% returns for its benchmark over the same period.11

The ETF’s performance, relative to its benchmark, was impacted by a lack of exposure to the energy sector, which was strong and where we had no investment. Performance was also driven by our investments in the Consumer Discretionary and Financials sectors, where our stock selection was strong, and offset by stock selection in the Information Technology and Healthcare sectors.

The top three contributors to returns were Brown & Brown (+9%), Healthequity (+3%), and Broadridge Financial Solutions (+1%). Brown & Brown is an insurance broker that has been churning out great results – quarterly results have been consistently outstanding. Insurance, itself, is a cyclical market and Brown is benefiting from strong pricing that won’t last forever. However, its ability to grow policy count, make smart acquisitions, and manage costs have helped its business perform well through up and down cycles. HealthEquity, the largest administrator of Health Savings Accounts, is a beneficiary of the rising interest rate and inflation environment. Account holders opt to invest their savings in funds or cash, and as rates rise, the interest earned on that cash rises too. As an administrator, HealthEquity earns more on better rates and higher balances. Inflation is also likely to drive healthcare costs higher, in general, and should continue to highlight the value of Health Savings Accounts and benefit HealthEquity with greater adoption and contributions. Broadridge had a business-as-usual year. Its business model benefits from facilitating investor communications required by law which provides steady demand it has been able to turn into stable cash flow. This stability and proven profit engine are highly prized by investors given all the uncertainties elsewhere, and shares of the company’s stock have held up recently.

[10]	Contribution to return is a combination of average weighting in the portfolio and total return during the period.
[11]

Returns are for Net Asset Value, net of fees and expenses. Inception of the ETF was 6/17/2014, which represents the inception of the Advisor share class of the pre-conversion mutual fund. The benchmark of the Motley Fool Mid-Cap Growth ETF is the Russell Midcap Growth Total Return Index.

6

Motley Fool Asset Management ETFS

Letter to Shareholders (Continued)

AUGUST 31, 2022 (Unaudited)

The bottom three contributors to returns were Axon Enterprise (-36%), Teladoc Health (-77%), and Everbridge (-75%). Axon Enterprise, the business, continues to hum along. Its safety, transparency, and efficiency-focused products are resonating with law enforcement far and wide. However, the company’s CFO unexpectedly took another job and several members of its ethics board resigned in the wake of the company pushing forward its Taser-equipped drone initiative. The CFO departure is a clear loss for the company, but one which we believe will be overcome. The ethics board drama bears watching. Axon is a mission-driven company and its Founder/CEO’s ambition is great – but we have admired the checks and balances of impartial counsel and dislike the apparent lack of teeth it has been given. Telemedicine provider Teladoc continues to struggle to achieve profitability even as the pandemic created a strong adoption and utilization tailwind for its business. In addition, in the second calendar quarter of 2022, management wrote down over $6 billion of goodwill from its 2020 merger with Livongo Health. In hindsight, the merger was an obviously atrocious capital allocation decision, and combined with continued uneven execution, we have lost faith in management and sold our position. We detailed Everbridge’s poor performance above, in the Motley Fool Global Opportunities ETF section.

Motley Fool Small-Cap Growth ETF

The Motley Fool Small-Cap Growth ETF returned -36.66% during the fiscal year ended August 31, 2022, exceeding its benchmark’s decline of -25.26% for the same period. Cumulatively since inception, the Motley Fool Small-Cap Growth ETF has returned 38.08% versus 27.87% returns for the benchmark over the same period.12

The ETF’s performance, relative to its benchmark, was impacted negatively by an underweight of exposure to the Energy sector. However, the primary driver of underperformance was stock selection in the Industrials, Financials, and Information Technology sectors. The market environment was highly punitive to companies delaying profits to pursue growth and market development. Our holdings were not spared, with roughly one-third of the portfolio’s holdings declining in price by 50% or more.

The top three contributors to returns13 were Ping Identity Holding (+8%), Northern Oil and Gas (+15%), and PTC Therapeutics (+14%). Enterprise security software veteran Ping Identity had been working hard to transform its business to be a long-term winner in the critical enterprise security world. Private Equity firm Thoma Bravo apparently believed this too, and announced it would take Ping private at an enterprise value of $2.8 billion. The transaction had not yet closed at period end and Ping shares have continued to bop around the buyout price. We purchased shares of Northern Oil and Gas in May. Historically, we haven’t found many businesses in the Energy sector that meet our Quality threshold, but Northern’s unique business model and strong leadership fit the bill. The company buys up land leases and then lets other exploration and production companies drill on their land. As the land owner, Northern can choose to participate in the production cash flows or not. We believe the company’s controlling family has valuable insights and experience to make that decision wisely, more often than not. As energy prices increase, the value of Northern’s land rights and production options has increased. PTC Therapeutics is a biotechnology company that focuses on orphan diseases. More often than not, the performance of companies like PTC depends on whether there have been beneficial or adverse developments in the perceived medical and commercial progress of its drug pipeline. PTC had positive news on both fronts as its diversified portfolio of drugs and candidates continues to demonstrate value and efficacy.

The bottom three contributors to returns were Everbridge (-75%), Cardlytics (-85%), and Heska (-66%). We detailed Everbridge’s poor performance above, in the Motley Fool Global Opportunities ETF section. Cardlytics provides app-native digital advertising solutions to financial institutions. The business experienced a tumultuous year, punctuated by executive turnover, slow-moving customers, and a potentially competitive acquisition by a key customer. The stock’s decline reflects this, as well as the aggressive sell-off of profit promise stocks we outlined earlier. In our view, the new CEO brings the right experience for Cardlytics’ future, development of its self-serve ad platform has gone well, and the likelihood of customer defection remains low. In short, we think the market is getting this one wrong. Heska provides diagnostic tools and tests to veterinarians. Investors had bid up shares reflecting what we believe to be the company’s strong execution strengthening its domestic business and vision in becoming a market leader in several non-U.S. markets. Investors fear that a pandemic-related pet adoption boom may harm upcoming growth rates, which we view as a likely short-term blip in a longer-term attractive opportunity.

[12]

Returns are for Net Asset Value, net of fees and expenses. Inception of the ETF was 10/29/2018, which represents the inception of the Advisor share class of the pre-conversion mutual fund. The benchmark is the Russell 2000 Growth Total Return Index.

[13]	Contribution to return is a combination of average weighting in the portfolio and total return during the period.

7

Motley Fool Asset Management ETFS

Letter to Shareholders (Continued)

AUGUST 31, 2022 (Unaudited)

PASSIVE ETF PERFORMANCE AND COMMENTARY

Motley Fool 100 Index ETF

The Motley Fool 100 Index ETF declined -19.18% during the fiscal year ended August 31, 2022. During the same period, the Motley Fool 100 Index, which the Motley Fool 100 Index ETF is designed to track, declined -18.79% and the S&P 500 Total Return Index declined -11.23%. Cumulatively since inception, the Motley Fool 100 Index ETF returned 73.03%. Over that period, the Motley Fool 100 Index returned 77.03% and the S&P 500 Index returned 50.38%.14

The ETF’s net asset value return differed from that of its underlying index, the Motley Fool 100 Index, due primarily to the deduction of management fees and transaction costs. A small cash balance across the period and securities lending income helped reduce tracking error.

As a passive implementation of active stock selection, the ETF’s performance in each period is reflective of the construction of its underlying index, the Motley Fool 100 Index, which is a market capitalization weighted portfolio of the 100 largest, liquid, high-conviction stock selections from The Motley Fool, LLC.15 The Motley Fool 100 Index has historically had, and continues through this measurement period to have, a top-heavy construction and concentration in a subset of sectors. As a result, the largest holdings and sector exposures have a significant impact on overall performance.

The top three contributors16 to the Motley Fool 100 Index ETF’s performance were UnitedHealth Group (+26%), Apple (+5%) and Costco (+15%). These three companies had a combined average portfolio weight during the period of more than 16%. The bottom three contributors were Meta Platforms (-57%), Alphabet (-25%), and Amazon (-27%). These three companies had a combined average portfolio weight during the period of nearly 20%.

Over the period from September 1, 2021 to August 31, 2022, a drastic underweighting to the Energy sector and overweighting to the Communication Services sector drove underperformance versus the S&P 500 Index.

Motley Fool Next Index ETF

On December 30, 2021, we launched The Motley Fool Next Index ETF. Over the period from December 30, 2021 to August 31, 2022, the ETF declined -24.88%. During the same period, the Motley Fool Next Index, which the Motley Fool Next Index ETF is designed to track, declined -24.72% and the Russell Midcap Growth Total Return Index (the “benchmark”) declined -25.42%.17

The ETF’s net asset value return differed from that of its underlying index, the Motley Fool Next Index, due primarily to the deduction of management fees and transaction costs. A small cash balance across the period helped reduce tracking error.

As a passive implementation of active stock selection, the ETF’s performance in each period is reflective of the construction of its underlying index, the Motley Fool Next Index, which is a market capitalization weighted index of the mid- and small-capitalization U.S. companies that have been recommended by The Motley Fool, LLC’s analysts, or research publications.18

The top three contributors to the Motley Fool Next Index ETF’s performance were McKesson (+31%), EPAM Systems (+44%) and Cloudflare (+43%). These three companies had a combined average portfolio weight during the period of a bit more than 3%. The bottom three contributors were The Trade Desk (-33%), Zebra Technologies (-50%), and Wayfair (-73%). These three companies had a combined average portfolio weight during the period of 3%.

[14]

Returns are for Net Asset Value, net of fees and expenses. The market price return for the Motley Fool 100 Index ETF for the year ended 8/31/2022 was -19.24%, and since inception, was 12.70%. Inception of the Motley Fool 100 Index ETF was 1/29/2018.

[15]

Motley Fool Asset Management LLC is a subsidiary of The Motley Fool. The Motley Fool is responsible for independently managing the Motley Fool 100 Index. To learn more about the index, see its website: https://www.fool100.com/

[16]	Contribution to return is a combination of average weighting in the portfolio and total return during the period.

[17]	Returns are for Net Asset Value, net of fees and expenses. The market price return for the Motley Fool Next Index ETF for the period from 12/30/2021 to 8/31/2022 was -24.97%.

[18]

Motley Fool Asset Management LLC is a subsidiary of The Motley Fool. The Motley Fool is responsible for independently managing the Motley Fool 100 Index. To learn more about the index, see its website: https://www.fool100.com/

8

Motley Fool Asset Management ETFS

Letter to Shareholders (Continued)

AUGUST 31, 2022 (Unaudited)

The Motley Fool Next Index was significantly underweight in the Energy sector and overweight in the Communication Services sector, relative to the benchmark. During the year ended August 31, 2022, the ETF reflected these relative positions, and performance suffered accordingly. Stock selection was strongest in the Healthcare sector to which the Motley Fool Next Index and ETF maintained a modest underweight to the benchmark.

Motley Fool Capital Efficiency 100 Index ETF

On December 30, 2021, we launched The Motley Fool Capital Efficiency 100 Index ETF. Over the period from December 30, 2021 to August 31, 2022, the ETF declined -23.13%. During the same period, the Motley Fool Capital Efficiency 100 Index, which the Motley Fool Capital Efficiency 100 Index ETF is designed to track, declined -23.07% and the S&P 500 Total Return Index (the “benchmark”) declined -16.36%.19

The ETF’s net asset value return differed from that of its underlying index, the Motley Fool Capital Efficiency 100 Index, due primarily to the deduction of management fees and transaction costs. A small cash balance across the period helped reduce tracking error.

As a passive implementation of active stock selection, the ETF’s performance in each period is reflective of the construction of its underlying index, the Motley Fool Capital Efficiency 100 Index, which tracks the performance of the highest scoring stocks of U.S. companies, measured by a company’s capital efficiency, that have been recommended The Motley Fool’s analysts and newsletters.20 Capital efficiency is a measure of how a business turns its investments into revenue and profit, and it provides insight into the company’s return on invested capital.

The top three contributors21 to the Motley Fool Capital Efficiency Index ETF’s performance were UnitedHealth Group (+4%), Texas Instruments (+8%) and Vertex Pharmaceuticals (+27%). These three companies had a combined average portfolio weight during the period of nearly 7%. The bottom three contributors were Meta Platforms (-53%), NVIDIA (-49%), and Alphabet (-25%). These three companies had a combined average portfolio weight during the period of just over 14%.

The Motley Fool Capital Efficiency 100 Index was significantly underweight in the Energy sector and overweight in the Communication Services and Information Technology sectors, relative to the benchmark during the period ended August 31, 2022. In fact, the Index and ETF had no Energy sector exposure and nearly 55% to Communication Services and IT, compared to 4% and 37%, respectively, for the benchmark.

MORE IMPORTANT THAN EVER

We know that in challenging, stressful times the timeframe of the typical market participant shrinks. We posit that there is a degree of pessimism-extrapolation present in equity markets today. This puts us squarely in a place where maintaining a long-term orientation is increasingly valuable to achieve long-term returns.

Thankfully, our investing philosophy guides us to do just that. Our focus remains on patiently owning a collection of special, Quality businesses that will create winning outcomes for their stakeholders over time. We hope this orientation still rings true to you.

We remain thankful for and humbled by your trust.

Onward,

Bryan Hinmon
Chief Investment Officer, Motley Fool Asset Management LLC

[19]	Returns are for Net Asset Value, net of fees and expenses. The market price return for the Motley Fool Capital Efficiency 100 Index ETF for the period 12/30/2021 to 8/31/2022 was -23.09%.
[20]

Motley Fool Asset Management LLC is a subsidiary of The Motley Fool. The Motley Fool is responsible for independently managing the Motley Fool 100 Index. To learn more about the index, see its website: https://www.fool100.com/

[21]	Contribution to return is a combination of average weighting in the portfolio and total return during the period.

9

Motley Fool Asset Management ETFS

Letter to Shareholders (Concluded)

AUGUST 31, 2022 (Unaudited)

Past performance does not guarantee future results. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. Securities in a Fund may not match those in an index and performance of the Fund will be different. You cannot invest directly into an index.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by the annual report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time, and may no longer be held by the Funds. The opinions of the Adviser with respect to those securities may change at any time.

10

Motley Fool GLOBAL OPPORTUNITIES ETF

Portfolio Characteristics

(Unaudited)

Average Annual Total Returns for the periods ended AUGUST 31, 2022
	One Year	FIVE YEAR	Since Inception	Inception Date
Motley Fool Global Opportunities ETF*	-27.61%	8.87%	8.24%	6/17/2014
FTSE Global All Cap Net Tax Index**	-15.98%	7.06%	6.75%(1)	—
Fund Expense Ratio:(2) 0.85%

Effective December 3, 2021, the outstanding Investor Class Shares of the Fund were converted into Institutional Class Shares of the Fund.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.fooletfs.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratios of the Fund are set forth according to the Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*

The Motley Fool Global Opportunities ETF operated as a series of The Motley Fool Funds Trust (the “Predecessor Fund”) prior to December 21, 2016 at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents the performance of the Predecessor Fund. These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**

The FTSE Global All Cap Net Tax Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Developed and Emerging markets. The index is comprised of approximately 9,500 securities from 49 countries and captures 98% of the world’s investable market capitalization. Fair value prices and foreign exchange as of 4 pm ET are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States. The index is unmanaged and not available for direct investments. Its performance does not reflect deductions for fees, expenses or taxes.

11

Motley Fool GLOBAL OPPORTUNITIES ETF

Portfolio Characteristics (CONTINUED)

(Unaudited)

The investment objective of the Motley Fool Global Opportunities ETF is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies located anywhere in the world. The Fund seeks long-term growth by identifying and acquiring securities of companies that are, in the view of Motley Fool Asset Management, LLC (the “Adviser”), high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

The Fund will invest in areas of the market, that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, countries, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns.

The following tables show the top ten holdings, sector allocations, and top ten countries in which the Fund was invested in as of August 31, 2022. Portfolio holdings are subject to change without notice.

Top Ten Holdings	% OF NET Assets
Amazon.com, Inc.	5.9%
Mastercard, Inc., Class A	5.7
Watsco, Inc.	5.0
Atlassian Corp., PLC, Class A	4.7
Waste Connections, Inc.	4.4
Alphabet, Inc., Class C	4.0
Cellnex Telecom SA	3.7
Axon Enterprise, Inc.	3.6
ICON PLC	3.4
International Container Terminal Services, Inc.	3.2
43.6%

12

Motley Fool GLOBAL OPPORTUNITIES ETF

Portfolio Characteristics (Concluded)

(Unaudited)

The Motley Fool Global Opportunities ETF uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”).

Sector Allocation	% OF Net Assets
Industrials	20.5%
Information Technology	19.7
Consumer Discretionary	14.2
Financials	12.7
Communication Services	12.1
Real Estate	8.6
Health Care	7.5
Consumer Staples	2.4
97.7%

Top ten Countries	% OF Net Assets
United States*	54.0%
Canada	9.2
Ireland	6.0
Australia	4.7
Spain	3.7
Philippines	3.2
China	3.2
Taiwan	3.1
United Kingdom	2.8
India	2.6
92.5%

*	As of the date of this report, the Fund had a holding of 2.1% in the U.S. Bank Money Market Deposit Account.

13

Motley Fool MID-CAP GROWTH ETF

Portfolio Characteristics

(Unaudited)

Average Annual Total Returns for the periods ended AUGUST 31, 2022
	One Year	FIVE YEAR	Since Inception	Inception Date
Motley Fool Mid-Cap Growth ETF*	-26.66%	7.69%	7.41%	6/17/2014
Russell MidCap® Growth Total Return Index**	-26.69%	10.16%	9.53%(1)	—
Fund Expense Ratio:(2) 0.85%

Effective December 3, 2021, the outstanding Investor Class Shares of the Fund were converted into Institutional Class Shares of the Fund.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.fooletfs.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratios of the Fund are set forth according to the Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*

The Motley Fool Mid-Cap Growth ETF operated as a series of The Motley Fool Funds Trust (the “Predecessor Fund”) prior to December 21, 2016 at which time the Predecessor Fund was reorganized into the Fund. The performance shown for periods prior to December 21, 2016 represents the performance of the Predecessor Fund. These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**

The Russell Midcap® Growth Total Return Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Total Return Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

The investment objective of the Motley Fool Mid-Cap Growth ETF is to achieve long-term capital appreciation, and it pursues this objective by investing primarily in common stocks of companies organized in the United States. The Fund seeks long-term growth by identifying and acquiring securities of companies that are, in the view of the Adviser, high quality. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach prizes a long-term mindset and a balance of qualitative and quantitative factors.

14

Motley Fool MID-CAP GROWTH ETF

Portfolio Characteristics (Concluded)

(Unaudited)

The Fund will invest in areas of the market, that, in the view of the Adviser, offer the greatest potential for long-term capital appreciation, and it does not attempt to match the allocations of its benchmark. As such, significant deviation from the benchmark is expected from time to time, especially over shorter time frames.

The allocations to various sectors, or any other macro-economic designation, are the byproduct of rigorous bottom-up analysis rather than an intentional top-down opinion of asset classes. While market conditions are constantly changing, exposure to equity market risk is needed to consistently achieve equity-like returns. The Adviser views its time as best spent focused on evaluating businesses and seeking to minimize company-specific risk in order to pursue its objective of long-term capital appreciation.

Although the Motley Fool Mid-Cap Growth ETF may invest in companies with any market capitalization, the Adviser expects that investments in the securities of companies having smaller- and mid-market capitalizations will be important components of the Fund’s investment program. Investments in securities of these companies may involve greater risk than do investments in larger, more established companies. Small- and mid-cap stocks tend to be more volatile and less liquid than their large-cap counterparts.

The following tables show the top ten holdings, and sector allocations in which the Fund was invested in as of August 31, 2022.Portfolio holdings are subject to change without notice.

Top ten Holdings	% OF Net Assets
Watsco, Inc.	7.5%
SBA Communications Corp.	6.2
Brown & Brown, Inc.	5.3
Paylocity Holding Corp.	5.0
ResMed, Inc.	4.7
Markel Corp.	4.5
Tyler Technologies, Inc.	4.5
Axon Enterprise, Inc.	4.5
Fastenal Co.	4.1
Broadridge Financial Solutions, Inc.	4.0
50.3%

The Motley Fool Mid-Cap Growth ETF uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”).

Sector Allocation	% OF Net Assets
Information Technology	28.0%
Industrials	20.2
Financials	13.5
Health Care	11.7
Consumer Discretionary	10.6
Real Estate	9.8
93.8%

15

Motley Fool 100 Index ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED AUGUST 31, 2022
	One Year	THREE Years	Since Inception	Inception Date
Motley Fool 100 Index ETF	-19.18%	15.26%	12.70%	1/29/2018
Motley Fool 100 Index*	-18.79%	15.85%	13.26%(1)	—
S&P 500* Total Return Index**	-11.23%	12.39%	9.30%(1)	—
Fund Expense Ratio:(2) 0.50%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*

The Motley Fool 100 Index (“Fool 100 Index”) was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of Motley Fool Asset Management, LLC (“Adviser”), in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters or the highest-rated stocks in Fool IQ, the company’s analyst opinion database. Every company included in the Fool 100 Index is incorporated and listed in the U.S. The Fool 100 Index is calculated and administered by Solactive AG (the “Index Calculation Agent”), which is not affiliated with the Fund, the Adviser or The Motley Fool. Additional information regarding the Fool 100 Index, including its value, is available on the websites of the Fund at www.fooletfs.com and the Index Calculation Agent, at www.solactive.com. You cannot invest directly in an index.

**

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date. The S&P 500® Index is a market-capitalization-weighted index of 500 US stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on the 1st of January, 1923, though expanded to 500 stocks on March 4, 1957.

16

Motley Fool 100 Index ETF

Portfolio Characteristics (Concluded)

(Unaudited)

The following tables show the top ten holdings and sector allocations, in which the Motley Fool 100 Index ETF was invested in as of August 31, 2022. Portfolio holdings are subject to change without notice.

Top TEN Holdings	% OF Net Assets
Apple, Inc.	14.1%
Microsoft Corp.	10.8
Alphabet, Inc., Class C	7.9
Amazon.com, Inc.	7.1
Tesla, Inc.	4.7
Berkshire Hathaway, Inc., Class B	3.4
UnitedHealth Group, Inc.	2.7
Meta Platforms, Inc., Class A	2.4
Johnson & Johnson	2.3
Visa, Inc., Class A	2.3
57.7%

The Motley Fool 100 Index ETF uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% OF Net Assets
Information Technology	41.9%
Consumer Discretionary	17.1
Communication Services	14.0
Health Care	11.0
Financials	8.0
Industrials	3.0
Real Estate	1.6
Consumer Staples	1.5
Utilities	0.9
Materials	0.6
Energy	0.2
99.8%

17

MOTLEY FOOL SMALL-CAP GROWTH ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED AUGUST 31, 2022
	One Year	Three Years	Since Inception	Inception Date
Motley Fool Small-Cap Growth ETF	-36.66%	5.79%	8.77%	10/29/2018
Russell 2000 Growth Total Return® Index*	-25.26%	5.93%	6.61%(1)	—
Fund Expense Ratio:(2) 0.85%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*

The Russell 2000 Growth Total Return® Index measures the performance of those companies included in the Russell 2000 Index with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2000 Index measures the performance of approximately 2,000 companies with small-market capitalizations.

18

MOTLEY FOOL SMALL-CAP GROWTH ETF

Portfolio Characteristics (CONCLUDED)

(Unaudited)

The following tables show the top ten holdings and sector allocations, in which the Motley Fool Small-Cap Growth ETF was invested in as of August 31, 2022. Portfolio holdings are subject to change without notice.

Top TEN Holdings	% OF Net Assets
Watsco, Inc.	6.6%
Alarm.com Holdings, Inc.	6.2
Ping Identity Holding Corp.	5.5
Axon Enterprise, Inc.	5.1
Paylocity Holding Corp.	4.3
Globus Medical, Inc., Class A	4.2
Penumbra, Inc.	3.8
Heska Corp.	3.8
Gentex Corp.	3.4
RADA Electronic Industries Ltd.	3.4
46.3%

The Motley Fool Small-Cap Growth ETF uses GICSSM as the basis for the classification of securities on the Schedule of Investments.

Sector Allocation	% OF Net Assets
Information Technology	25.0%
Industrials	22.5
Health Care	20.5
Real Estate	9.0
Consumer Discretionary	7.5
Financials	4.9
Energy	2.8
Communication Services	1.4
93.6%

19

MOTLEY FOOL CAPITAL EFFICIENCY 100 INDEX ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED AUGUST 31, 2022
	Since Inception†	Inception Date
Motley Fool Capital Efficiency 100 Index ETF	-23.13%	12/30/2021
Motley Fool Capital Efficiency 100 Index*	-23.07%(1)	—
S&P 500 Total Return Index**	-16.36%(1)	—
Fund Expense Ratio:(2) 0.50%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

†	Not annualized.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*

The Motley Fool Capital Efficiency 100 Index (“Capital Efficiency 100 Index”) was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of Motley Fool Asset Management, LLC (“Adviser”), in 2021 and is a proprietary, rules-based index designed to track the performance of the highest scoring stocks of U.S. companies, measured by a company’s capital efficiency, that have been recommended by The Motley Fool’s analysts and newsletters, and that also meet certain liquidity requirements. Capital efficiency is a measure of how a business turns its investments into revenue and profit and it provides insight into the company’s return on invested capital. Every company included in the Capital Efficiency 100 Index is incorporated and listed in the U.S. The Capital Efficiency 100 Index is calculated and administered by Solactive AG (the “Index Calculation Agent”), which is not affiliated with the Fund, the Adviser or The Motley Fool. Additional information regarding the Capital Efficiency 100 Index, including its value, is available on the websites of the Fund at www.fooletfs.com and the Index Calculation Agent, at www.solactive.com. You cannot invest directly in an index.

**

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date. The S&P 500® Index is a market-capitalization-weighted index of 500 US stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on the 1st of January, 1923, though expanded to 500 stocks on March 4, 1957.

20

MOTLEY FOOL CAPITAL EFFICIENCY 100 INDEX ETF

Portfolio Characteristics (CONCLUDED)

(Unaudited)

The following tables show the top ten holdings and sector allocations, in which the Motley Fool Capital Efficiency 100 Index ETF was invested in as of August 31, 2022. Portfolio holdings are subject to change without notice.

Top TEN Holdings	% OF Net Assets
Apple, Inc.	5.6%
Amazon.com, Inc.	5.6
UnitedHealth Group, Inc.	5.4
Home Depot, Inc., (The)	5.0
Microsoft Corp.	4.9
Visa, Inc., Class A	4.9
Alphabet, Inc., Class C	4.7
Meta Platforms, Inc., Class A	4.6
Mastercard, Inc., Class A	4.5
Johnson & Johnson	4.4
49.6%

The Motley Fool Capital Efficiency 100 Index ETF uses GICSSM as the basis for the classification of securities on the Schedule of Investments.

Sector Allocation	% OF Net Assets
Information Technology	43.6%
Health Care	17.0
Consumer Discretionary	16.3
Communication Services	12.2
Industrials	5.4
Consumer Staples	4.1
Materials	0.8
Financials	0.4
99.8%

21

MOTLEY FOOL NEXT INDEX ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED AUGUST 31, 2022
	Since Inception†	Inception Date
Motley Fool Next Index ETF	-24.88%	12/30/2021
Motley Fool Next Index*	-24.72%(1)	—
Russell Midcap® Growth Total Return Index**	-25.42%(1)	—
Fund Expense Ratio:(2) 0.50%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

†	Not annualized.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*

The Motley Fool Next Index (“Next Index”) was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of Motley Fool Asset Management, LLC (“Adviser”), in 2021 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters. Every company included in the Capital Efficiency 100 Index is incorporated and listed in the U.S. The Next Index is calculated and administered by Solactive AG (the “Index Calculation Agent”), which is not affiliated with the Fund, the Adviser or The Motley Fool. Additional information regarding the Next Index, including its value, is available on the websites of the Fund at www.fooletfs.com and the Index Calculation Agent, at www.solactive.com. You cannot invest directly in an index.

**

The Russell Midcap® Growth Total Return Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Total Return Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

22

MOTLEY FOOL NEXT INDEX ETF

Portfolio Characteristics (CONCLUDED)

(Unaudited)

The following tables show the top ten holdings and sector allocations, in which the Motley Fool Next Index ETF was invested in as of August 31, 2022. Portfolio holdings are subject to change without notice.

Top TEN Holdings	% OF Net Assets
Arista Networks, Inc.	2.3%
Warner Bros Discovery, Inc.	2.0
Trade Desk, Inc., (The), Class A	1.9
Cummins, Inc.	1.9
Nasdaq, Inc.	1.8
Corning, Inc.	1.8
Seagen, Inc.	1.8
Alnylam Pharmaceuticals, Inc.	1.5
EPAM Systems, Inc.	1.5
Sirius XM Holdings, Inc.	1.5
18.0%

The Motley Fool Next Index ETF uses GICSSM as the basis for the classification of securities on the Schedule of Investments.

Sector Allocation	% OF Net Assets
Information Technology	37.5%
Consumer Discretionary	14.6
Health Care	13.4
Industrials	12.1
Communication Services	8.5
Financials	8.1
Consumer Staples	3.3
Materials	1.0
Real Estate	1.0
Energy	0.2
99.7%

23

Motley Fool Asset Management ETFs

Fund Expense Examples

AUGUST 31, 2022 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any), including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other ETFs.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2022 through August 31, 2022, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain,etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

24

Motley Fool Asset Management ETFs

Fund Expense Examples (Concluded)

AUGUST 31, 2022 (Unaudited)

	Beginning Account Value march 1, 2022	Ending Account Value august 31, 2022	Expenses Paid During Period(1)	Annualized Expense Ratio	Actual Six-Month Total Investment Returns for the Funds
Motley Fool Global Opportunities ETF
Actual	$ 1,000.00	$ 877.40	$ 4.02	0.85%	-12.26%
Hypothetical (5% return before expenses)	1,000.00	1,020.92	4.33	0.85%	N/A
Motley Fool Mid-Cap Growth ETF
Actual	$ 1,000.00	$ 878.50	$ 4.02	0.85%	-12.15%
Hypothetical (5% return before expenses)	1,000.00	1,020.92	4.33	0.85%	N/A
Motley Fool 100 Index ETF
Actual	$ 1,000.00	$ 874.50	$ 2.36	0.50%	-12.55%
Hypothetical (5% return before expenses)	1,000.00	1,022.68	2.55	0.50%	N/A
Motley Fool Small-Cap Growth ETF
Actual	$ 1,000.00	$ 812.70	$ 3.88	0.85%	-18.73%
Hypothetical (5% return before expenses)	1,000.00	1,020.92	4.33	0.85%	N/A
Motley Fool Capital Efficiency 100 Index ETF
Actual	$ 1,000.00	$ 879.60	$ 2.37	0.50%	-12.04%
Hypothetical (5% return before expenses)	1,000.00	1,022.68	2.52	0.50%	N/A
Motley Fool Next Index ETF
Actual	$ 1,000.00	$ 858.00	$ 2.34	0.50%	-14.20%
Hypothetical (5% return before expenses)	1,000.00	1,022.68	2.52	0.50%	N/A

(1)

Expenses are equal to the Fund’s annualized expense ratio for the period March 1, 2022 through August 31, 2022, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value in the first section in the table is based on the actual since inception total investment return for the Fund.

25

Motley Fool global opportunities ETF

Schedule of Investments

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks — 97.7%
Aerospace & Defense — 3.6%
Axon Enterprise, Inc. (United States)(a)*	131,952	$15,396,159
Banks — 6.9%
Bank of Georgia Group PLC (Georgia)	257,804	5,989,800
HDFC Bank., Ltd., ADR (India)	185,356	11,315,984
Signature Bank/NY (United States)	52,188	9,099,500
SVB Financial Group (United States)(a)*	8,544	3,473,307
		29,878,591
Capital Markets — 3.4%
Brookfield Asset Management, Inc., Class A (Canada)	261,710	12,590,868
Georgia Capital PLC (Georgia)*	273,377	2,172,255
		14,763,123
Commercial Services & Supplies — 4.4%
Waste Connections, Inc. (Canada)	136,376	18,980,812
Diversified Telecommunication Services — 3.7%
Cellnex Telecom SA (Spain)*(d)	413,330	16,104,198
Entertainment — 2.1%
Universal Music Group NV (Netherlands)	461,736	9,190,452
Equity Real Estate Investment Trusts (REITs) — 7.3%
American Tower Corp. (United States)	39,624	10,066,477
Equinix, Inc. (United States)	17,600	11,569,712
SBA Communications Corp. (United States)	31,276	10,172,519
		31,808,708
Food & Staples Retailing — 2.5%
Costco Wholesale Corp. (United States)	20,302	10,599,674
Health Care Equipment & Supplies — 4.1%
Medtronic PLC (Ireland)	129,536	11,388,805
ResMed, Inc. (United States)	28,160	6,192,947
		17,581,752
Health Care Providers & Services — 0.0%
NMC Health PLC (United Arab Emirates)(b)*	485,482	—

The accompanying notes are an integral part of these financial statements.

26

Motley Fool global opportunities ETF

Schedule of Investments (continued)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Hotels, Restaurants & Leisure — 5.8%
Starbucks Corp. (United States)	136,376	$11,465,130
Yum China Holdings, Inc. (China)(a)	272,301	13,645,003
		25,110,133
Insurance — 2.4%
Aon PLC, Class A (United Kingdom)	37,948	10,597,359
Interactive Media & Services — 4.0%
Alphabet, Inc., Class C (United States)*	159,304	17,388,032
Internet & Direct Marketing Retail — 8.4%
Amazon.com, Inc. (United States)*	200,980	25,478,235
MercadoLibre, Inc., Class A (Uruguay)*	12,659	10,828,002
		36,306,237
IT Services — 7.3%
Mastercard, Inc., Class A (United States)	75,632	24,532,752
PayPal Holdings, Inc. (United States)*	77,340	7,226,649
		31,759,401
Life Sciences Tools & Services — 3.4%
ICON PLC (Ireland)*	70,400	14,772,032
Machinery — 0.5%
FANUC Corp. (Japan)	14,080	2,283,914
Media — 2.1%
Comcast Corp., Class A (United States)	206,680	7,479,749
System1 Group PLC (United Kingdom)*	567,240	1,449,714
		8,929,463
Real Estate Management & Development — 1.3%
Jones Lang LaSalle, Inc. (United States)*	32,202	5,570,946
Road & Rail — 2.0%
Canadian National Railway Co. (Canada)	71,394	8,489,461
Semiconductors & Semiconductor Equipment — 3.1%
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR (Taiwan)	161,724	13,479,695

The accompanying notes are an integral part of these financial statements.

27

Motley Fool global opportunities ETF

Schedule of Investments (continued)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Software — 9.2%
Atlassian Corp., PLC, Class A (Australia)*ADR	82,672	$20,474,547
Everbridge, Inc. (United States)(a)*	99,868	3,972,749
Paycom Software, Inc. (United States)*	32,584	11,443,501
Splunk, Inc. (United States)*	45,760	4,119,773
		40,010,570
Trading Companies & Distributors — 6.8%
Fastenal Co. (United States)	161,222	8,114,303
Watsco, Inc. (United States)(a)	79,152	21,531,719
		29,646,022
Transportation Infrastructure — 3.2%
International Container Terminal Services, Inc. (Philippines)	4,331,453	13,976,659
Wireless Telecommunication Services — 0.2%
Safaricom PLC (Kenya)	4,000,000	930,116
Total Common Stocks (Cost $256,755,317)		423,553,509

Investments Purchased with Proceeds from Securities Lending Collateral — 7.8%
Mount Vernon Liquid Assets Portfolio, LLC, 2.44%	33,805,832	33,805,832
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $33,805,832)		33,805,832

The accompanying notes are an integral part of these financial statements.

28

Motley Fool global opportunities ETF

Schedule of Investments (CONCLUDED)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Short-Term Investments — 2.1%
U.S. Bank Money Market Deposit Account, 2.00% (United States)(c)	9,326,426	$9,326,426
Total Short-Term Investments (Cost $9,326,426)		9,326,426

Total Investments (Cost $299,887,575) — 107.6%		466,685,767
Liabilities in Excess of Other Assets — (7.6)%		(33,033,724)
NET ASSETS — 100.0%
(Applicable to 17,518,873 shares outstanding)		$433,652,043

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

SP ADR — Sponsored ADR

(a)	All or a portion of the security is on loan. At August 31, 2022, the market value of securities on loan was $32,824,775.

(b)

Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2022, these securities amounted to $0 or 0% of net assets.

(c)	The rate shown is as of August 31, 2022.

(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of August 31, 2022, total market value of Rule 144A securities is $16,104,198 and represents 3.7% of net assets.

The accompanying notes are an integral part of these financial statements.

29

Motley Fool mid-cap growth ETF

Schedule of Investments

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks — 93.8%
Aerospace & Defense — 4.4%
Axon Enterprise, Inc. (United States)*	79,848	$9,316,665
Air Freight & Logistics — 1.9%
GXO Logistics, Inc. (United States)*	88,688	3,935,973
Auto Components — 6.2%
Gentex Corp. (United States)	266,066	7,260,941
LCI Industries (United States)	49,163	5,696,517
		12,957,458
Automobiles — 2.5%
Thor Industries, Inc. (United States)(a)	64,322	5,210,725
Banks — 3.1%
SVB Financial Group (United States)(a)*	15,979	6,495,783
Biotechnology — 0.2%
Ultragenyx Pharmaceutical, Inc. (United States)*	9,778	466,313
Electronic Equipment, Instruments & Components — 2.3%
Cognex Corp. (United States)	113,111	4,763,104
Equity Real Estate Investment Trusts (REITs) — 6.2%
SBA Communications Corp. (United States)	39,924	12,985,281
Health Care Equipment & Supplies — 8.8%
Cooper Companies, Inc., (The) (United States)	22,080	6,346,675
Heska Corp. (United States)(a)*	24,051	2,190,325
ResMed, Inc. (United States)	44,813	9,855,275
		18,392,275
Health Care Providers & Services — 2.7%
HealthEquity, Inc. (United States)(a)*	84,273	5,568,760
Insurance — 10.4%
Brown & Brown, Inc. (United States)	177,376	11,181,783
Goosehead Insurance, Inc., Class A (United States)*	20,000	1,040,000
Markel Corp. (United States)*	7,913	9,448,993
		21,670,776
IT Services — 4.0%
Broadridge Financial Solutions, Inc. (United States)	48,796	8,352,411

The accompanying notes are an integral part of these financial statements.

30

Motley Fool mid-cap growth ETF

Schedule of Investments (continued)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Real Estate Management & Development — 3.6%
Jones Lang LaSalle, Inc. (United States)*	43,048	7,447,304
Road & Rail — 2.2%
XPO Logistics, Inc. (United States)(a)*	88,688	4,649,025
Software — 21.8%
Alarm.com Holdings, Inc. (United States)*	121,439	8,087,838
ANSYS, Inc. (United States)*	7,107	1,764,668
Avalara, Inc. (United States)*	22,047	2,019,285
Everbridge, Inc. (United States)*	33,490	1,332,232
Paycom Software, Inc. (United States)*	19,872	6,979,046
Paylocity Holding Corp. (United States)*	43,695	10,530,495
Splunk, Inc. (United States)*	60,339	5,432,320
Tyler Technologies, Inc. (United States)*	25,204	9,363,538
		45,509,422
Specialty Retail — 1.9%
Tractor Supply Co. (United States)	22,027	4,078,299
Trading Companies & Distributors — 11.6%
Fastenal Co. (United States)	171,598	8,636,527
Watsco, Inc. (United States)(a)	57,668	15,687,426
		24,323,953
Total Common Stocks (Cost $110,089,287)		196,123,527

Investments Purchased with Proceeds from Securities Lending Collateral — 15.0%
Mount Vernon Liquid Assets Portfolio, LLC, 2.44%	31,234,388	31,234,388
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $31,234,388)		31,234,388

The accompanying notes are an integral part of these financial statements.

31

Motley Fool mid-cap growth ETF

Schedule of Investments (CONCLUDED)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Short-Term Investments — 6.5%
U.S. Bank Money Market Deposit Account, 2.00% (United States)(b)	13,654,888	$13,654,888
Total Short-Term Investments (Cost $13,654,888)		13,654,888

Total Investments (Cost $154,978,563) — 115.3%		241,012,803
Liabilities in Excess of Other Assets — (15.3)%		(31,968,788)
NET ASSETS — 100.0%
(Applicable to 9,217,511 shares outstanding)		$209,044,015

*	Non-income producing security.

(a)	All or a portion of the security is on loan. At August 31, 2022, the market value of securities on loan was $30,222,704.

(b)	The rate shown is as of August 31, 2022.

The accompanying notes are an integral part of these financial statements.

32

Motley Fool 100 Index ETF

Schedule of Investments

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks — 99.8%
Aerospace & Defense — 0.2%
TransDigm Group, Inc. (United States)	1,262	$757,692
Air Freight & Logistics — 0.3%
FedEx Corp. (United States)	5,987	1,262,119
Automobiles — 4.7%
Tesla, Inc. (United States)*	71,689	19,758,205
Banks — 2.0%
JPMorgan Chase & Co. (United States)	67,587	7,686,669
SVB Financial Group (United States)(a)*	1,361	553,274
		8,239,943
Beverages — 0.3%
Monster Beverage Corp. (United States)*	12,234	1,086,746
Biotechnology — 2.0%
Amgen, Inc. (United States)	12,339	2,965,062
Biogen, Inc. (United States)*	3,384	661,166
Gilead Sciences, Inc. (United States)	28,969	1,838,662
Moderna, Inc. (United States)(a)*	9,188	1,215,297
Vertex Pharmaceuticals, Inc. (United States)*	5,907	1,664,356
		8,344,543
Capital Markets — 2.4%
Charles Schwab Corp., (The) (United States)	43,796	3,107,326
CME Group, Inc. (United States)	8,302	1,623,954
Intercontinental Exchange, Inc. (United States)	12,944	1,305,402
Moody’s Corp. (United States)	4,256	1,210,917
S&P Global, Inc. (United States)(a)	7,486	2,636,420
		9,884,019
Chemicals — 0.6%
Ecolab, Inc. (United States)	6,598	1,080,950
Sherwin-Williams Co., (The) (United States)	5,979	1,387,726
		2,468,676
Commercial Services & Supplies — 0.8%
Cintas Corp. (United States)	2,365	962,177
Copart, Inc. (United States)*	4,990	597,053

The accompanying notes are an integral part of these financial statements.

33

Motley Fool 100 Index ETF

Schedule of Investments (continued)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Commercial Services & Supplies (continued)
Waste Management, Inc. (United States)	9,590	$1,620,998
		3,180,228
Diversified Financial Services — 3.4%
Berkshire Hathaway, Inc., Class B (United States)*	51,009	14,323,327
Electric Utilities — 0.9%
NextEra Energy, Inc. (United States)(a)	45,371	3,859,257
Entertainment — 2.3%
Activision Blizzard, Inc. (United States)	18,059	1,417,451
Electronic Arts, Inc. (United States)	6,458	819,327
Netflix, Inc. (United States)*	10,262	2,294,173
ROBLOX Corp., Class A (United States)(a)*	13,756	537,997
Walt Disney Co., (The) (United States)	42,068	4,714,981
		9,783,929
Equity Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp. (United States)	10,689	2,715,541
Crown Castle, Inc. (United States)	10,002	1,708,642
Digital Realty Trust, Inc. (United States)	6,575	812,867
Equinix, Inc. (United States)	2,103	1,382,449
		6,619,499
Food & Staples Retailing — 1.3%
Costco Wholesale Corp. (United States)	10,233	5,342,649
Health Care Equipment & Supplies — 1.4%
Align Technology, Inc. (United States)*	1,821	443,778
Becton Dickinson and Co. (United States)	6,584	1,661,933
Dexcom, Inc. (United States)*	9,152	752,386
IDEXX Laboratories, Inc. (United States)*	1,941	674,731
Intuitive Surgical, Inc. (United States)*	8,291	1,705,790
ResMed, Inc. (United States)	3,383	743,989
		5,982,607
Health Care Providers & Services — 4.0%
CVS Health Corp. (United States)	30,285	2,972,473
HCA Healthcare, Inc. (United States)	6,826	1,350,661
McKesson Corp. (United States)	3,317	1,217,339

The accompanying notes are an integral part of these financial statements.

34

Motley Fool 100 Index ETF

Schedule of Investments (continued)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Health Care Providers & Services (continued)
UnitedHealth Group, Inc. (United States)	21,668	$11,252,842
		16,793,315
Health Care Technology — 0.2%
Veeva Systems, Inc., Class A (United States)*	3,608	719,147
Hotels, Restaurants & Leisure — 1.9%
Airbnb, Inc., Class A (United States)*	14,700	1,662,864
Booking Holdings, Inc. (United States)*	939	1,761,386
Chipotle Mexican Grill, Inc. (United States)(a)*	646	1,031,533
Marriott International, Inc., Class A (United States)	7,560	1,162,274
Starbucks Corp. (United States)	26,488	2,226,846
		7,844,903
Industrial Conglomerates — 0.4%
3M Co. (United States)(a)	13,144	1,634,456
Insurance — 0.2%
Aflac, Inc. (United States)(a)	14,878	884,051
Interactive Media & Services — 10.6%
Alphabet, Inc., Class C (United States)*	302,620	33,030,973
Match Group, Inc. (United States)*	6,691	378,242
Meta Platforms, Inc., Class A (United States)*	62,503	10,183,614
Twitter, Inc. (United States)*	17,621	682,814
		44,275,643
Internet & Direct Marketing Retail — 7.3%
Amazon.com, Inc. (United States)*	234,600	29,740,242
eBay, Inc. (United States)(a)	12,931	570,645
		30,310,887
IT Services — 5.4%
Cognizant Technology Solutions Corp., Class A (United States)	12,038	760,440
Mastercard, Inc., Class A (United States)	22,464	7,286,648
PayPal Holdings, Inc. (United States)*	26,746	2,499,146
Snowflake, Inc. Class A (United States)(a)*	7,186	1,300,307

The accompanying notes are an integral part of these financial statements.

35

Motley Fool 100 Index ETF

Schedule of Investments (continued)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
IT Services (continued)
Block, Inc., Class A (United States)*	13,498	$930,147
Twilio, Inc., Class A (United States)(a)*	4,268	296,967
Visa, Inc., Class A (United States)(a)	48,112	9,560,336
		22,633,991
Life Sciences Tools & Services — 0.2%
Illumina, Inc. (United States)*	3,629	731,752
Oil, Gas & Consumable Fuels — 0.2%
Kinder Morgan, Inc. (United States)	52,368	959,382
Pharmaceuticals — 3.1%
Bristol-Myers Squibb Co. (United States)	49,172	3,314,684
Johnson & Johnson (United States)	60,773	9,805,116
		13,119,800
Professional Services — 0.1%
CoStar Group, Inc. (United States)*	8,383	583,792
Road & Rail — 1.3%
Old Dominion Freight Line, Inc. (United States)(a)	2,619	710,823
Uber Technologies, Inc. (United States)*	45,741	1,315,511
Union Pacific Corp. (United States)	14,505	3,256,518
		5,282,852
Semiconductors & Semiconductor Equipment — 5.9%
Advanced Micro Devices, Inc. (United States)*	36,916	3,133,061
Broadcom, Inc. (United States)	9,328	4,655,698
Lam Research Corp. (United States)	3,205	1,403,502
NVIDIA Corp. (United States)	57,831	8,729,011
QUALCOMM, Inc. (United States)	25,564	3,381,350
Texas Instruments, Inc. (United States)	20,361	3,363,841
		24,666,463
Software — 16.5%
Adobe, Inc. (United States)*	10,913	4,075,351
Autodesk, Inc. (United States)*	5,019	1,012,533
Cadence Design Systems, Inc. (United States)*	6,370	1,106,915
Crowdstrike Holdings, Inc., Class A (United States)*	5,401	986,276
Datadog, Inc., Class A (United States)*	7,366	773,062

The accompanying notes are an integral part of these financial statements.

36

Motley Fool 100 Index ETF

Schedule of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Software (continued)
Fortinet, Inc. (United States)*	18,538	$902,615
Intuit, Inc. (United States)	6,515	2,813,047
Microsoft Corp. (United States)	172,451	45,090,763
Palo Alto Networks, Inc. (United States)*	2,302	1,281,776
Roper Technologies, Inc. (United States)	2,488	985,516
Salesforce, Inc. (United States)*	22,981	3,587,794
ServiceNow, Inc. (United States)*	4,630	2,012,290
Synopsys, Inc. (United States)*	3,533	1,222,489
VMware, Inc., Class A (United States)	9,734	1,129,436
Workday, Inc., Class A (United States)*	5,894	969,917
Zoom Video Communications, Inc., Class A (United States)*	6,892	554,117
Zscaler, Inc. (United States)*	3,324	529,314
		69,033,211
Specialty Retail — 2.3%
Home Depot, Inc., (The) (United States)	23,737	6,846,226
Lowe’s Cos, Inc. (United States)	14,073	2,732,132
		9,578,358
Technology Hardware, Storage & Peripherals — 14.1%
Apple, Inc. (United States)	373,196	58,673,875
Textiles, Apparel & Luxury Goods — 0.9%
NIKE, Inc., Class B (United States)	36,347	3,869,138
Wireless Telecommunication Services — 1.0%
T-Mobile US, Inc. (United States)(a)*	28,953	4,168,075
Total Common Stocks (Cost $321,461,306)		416,656,530
Rights — 0.0%
Altaba, Inc. - Escrow Shares (United States)*(b)	8,565	32,547
Total Rights (Cost $8,126)		32,547

Investments Purchased with Proceeds from Securities Lending Collateral — 5.1%
Mount Vernon Liquid Assets Portfolio, LLC, 2.44%	21,230,044	21,230,044
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $21,230,044)		21,230,044

The accompanying notes are an integral part of these financial statements.

37

Motley Fool 100 Index ETF

Schedule of Investments (Concluded)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Short-Term Investments — 0.1%
U.S. Bank Money Market Deposit Account, 2.00% (United States)(c)	387,749	$387,749
Total Short-Term Investments (Cost $387,749)		387,749

Total Investments (Cost $343,087,225) — 105.0%		438,306,870
Liabilities in Excess of Other Assets — (5.0)%		(21,038,133)
NET ASSETS — 100.0%
(Applicable to 12,275,000 shares outstanding)		$417,268,737

*	Non-income producing security.

(a)	All or a portion of the security is on loan. At August 31, 2022, the market value of securities on loan was $20,543,351.

(b)

Security has been valued at fair market value using significant unobservable inputs as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2022, these securities amounted to $32,547 or 0.0% of net assets.

(c)	The rate shown is as of August 31, 2022.

The accompanying notes are an integral part of these financial statements.

38

MOTLEY FOOL Small-Cap Growth ETF

Schedule of Investments

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks — 93.6%
Aerospace & Defense — 8.5%
Axon Enterprise, Inc. (United States)*	34,080	$3,976,455
RADA Electronic Industries Ltd. (Israel)*	263,872	2,646,636
		6,623,091
Auto Components — 6.0%
Fox Factory Holding Corp. (United States)*	21,699	2,022,564
Gentex Corp. (United States)	97,264	2,654,334
		4,676,898
Banks — 1.9%
Live Oak Bancshares, Inc. (United States)	41,339	1,498,125
Biotechnology — 4.3%
PTC Therapeutics, Inc. (United States)(a)*	37,374	1,866,458
Ultragenyx Pharmaceutical, Inc. (United States)*	31,141	1,485,114
		3,351,572
Building Products — 1.2%
Trex Co., Inc. (United States)(a)*	19,795	926,208
Electronic Equipment, Instruments & Components — 1.8%
nLight, Inc. (United States)*	112,358	1,403,351
Equity Real Estate Investment Trusts (REITs) — 2.6%
STAG Industrial, Inc. (United States)	65,887	2,029,320
Health Care Equipment & Supplies — 13.9%
Globus Medical, Inc., Class A (United States)(a)*	54,782	3,242,547
Heska Corp. (United States)(a)*	32,615	2,970,248
Mesa Laboratories, Inc. (United States)(a)	9,528	1,627,954
Penumbra, Inc. (United States)(a)*	18,228	2,992,491
		10,833,240
Health Care Providers & Services — 1.1%
HealthEquity, Inc. (United States)*	12,794	845,428
Health Care Technology — 1.2%
Schrodinger, Inc. (United States)(a)*	35,387	971,019
Insurance — 2.9%
Goosehead Insurance, Inc., Class A (United States)(a)*	43,989	2,287,428

The accompanying notes are an integral part of these financial statements.

39

MOTLEY FOOL Small-Cap Growth ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Leisure Products — 1.5%
Clarus Corp. (United States)(a)	77,500	$1,175,675
Machinery — 2.9%
John Bean Technologies Corp. (United States)	21,662	2,236,818
Media — 1.4%
Cardlytics, Inc. (United States)*	79,641	1,054,447
Oil, Gas & Consumable Fuels — 2.8%
Northern Oil and Gas, Inc. (United States)	70,308	2,224,545
Real Estate Management & Development — 6.4%
Howard Hughes Corp., (The) (United States)*	38,908	2,475,716
Jones Lang LaSalle, Inc. (United States)*	8,163	1,412,199
Newmark Group, Inc., Class A (United States)(a)	110,373	1,131,323
		5,019,238
Road & Rail — 3.4%
Landstar System, Inc. (United States)(a)	17,980	2,636,407
Software — 23.2%
Alarm.com Holdings, Inc. (United States)*	72,344	4,818,110
Everbridge, Inc. (United States)*	33,566	1,335,256
Paylocity Holding Corp. (United States)*	14,075	3,392,075
Ping Identity Holding Corp. (United States)*	151,404	4,260,509
Q2 Holdings, Inc. (United States)(a)*	44,888	1,782,951
Smartsheet, Inc., Class A (United States)*	52,749	1,754,959
Upland Software, Inc. (United States)*	73,466	769,189
		18,113,049
Trading Companies & Distributors — 6.6%
Watsco, Inc. (United States)(a)	18,848	5,127,222
Total Common Stocks (Cost $93,146,756)		73,033,081

Investments Purchased with Proceeds from Securities Lending Collateral — 21.9%
Mount Vernon Liquid Assets Portfolio, LLC, 2.44%	17,127,093	17,127,093
Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $17,127,093)		17,127,093

The accompanying notes are an integral part of these financial statements.

40

MOTLEY FOOL Small-Cap Growth ETF

Schedule of Investments (Concluded)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Short-Term Investments — 6.5%
U.S. Bank Money Market Deposit Account, 2.00% (United States)(b)	5,053,164	$5,053,164
Total Short-Term Investments (Cost $5,053,164)		5,053,164

Total Investments (Cost $115,327,013) — 122.0%		95,213,338
Liabilities in Excess of Other Assets — (22.0)%		(17,163,483)
NET ASSETS — 100.0%
(Applicable to 3,100,000 shares outstanding)		$78,049,855

*	Non-income producing security.

(a)	All or a portion of the security is on loan. At August 31, 2022, the market value of securities on loan was $16,722,909.

(b)	The rate shown is as of August 31, 2022.

The accompanying notes are an integral part of these financial statements.

41

MOTLEY FOOL CAPITAL EFFICIENCY 100 INDEX ETF

Schedule of Investments

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks — 99.8%
Aerospace & Defense — 0.0%
AeroVironment, Inc. (United States)*	54	$4,787
Beverages — 0.7%
Boston Beer Co., Inc., (The) (United States)*	22	7,416
Monster Beverage Corp. (United States)*	1,550	137,686
		145,102
Biotechnology — 3.0%
Amgen, Inc. (United States)	1,499	360,210
Biogen, Inc. (United States)*	402	78,543
Exelixis, Inc. (United States)*	1,026	18,201
Vertex Pharmaceuticals, Inc. (United States)*	621	174,973
		631,927
Capital Markets — 0.4%
Nasdaq, Inc. (United States)	1,215	72,329
PJT Partners, Inc., Class A (United States)	54	3,738
		76,067
Chemicals — 0.8%
Balchem Corp. (United States)	81	10,677
Ecolab, Inc. (United States)	715	117,139
RPM International, Inc. (United States)	373	34,749
		162,565
Commercial Services & Supplies — 1.8%
Cintas Corp. (United States)	288	117,170
Copart, Inc. (United States)*	618	73,944
Waste Management, Inc. (United States)	1,037	175,284
		366,398
Communications Equipment — 0.2%
Ubiquiti, Inc. (United States)	148	45,938
Construction & Engineering — 0.1%
MasTec, Inc. (United States)*	162	13,041
Consumer Finance — 0.0%
Upstart Holdings, Inc. (United States)*	217	5,620

The accompanying notes are an integral part of these financial statements.

42

MOTLEY FOOL CAPITAL EFFICIENCY 100 INDEX ETF

Schedule of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Distributors — 0.2%
LKQ Corp. (United States)	865	$46,035
Electronic Equipment, Instruments & Components — 1.1%
CDW Corp. (United States)	381	65,037
Cognex Corp. (United States)	409	17,223
Corning, Inc. (United States)	1,999	68,605
National Instruments Corp. (United States)	442	17,574
Zebra Technologies Corp., Class A (United States)*	173	52,184
		220,623
Entertainment — 2.2%
Activision Blizzard, Inc. (United States)	2,037	159,884
Netflix, Inc. (United States)*	1,120	250,387
Take-Two Interactive Software, Inc. (United States)*	426	52,211
		462,482
Food & Staples Retailing — 3.3%
Casey’s General Stores, Inc. (United States)	111	23,729
Costco Wholesale Corp. (United States)	1,261	658,368
		682,097
Food Products — 0.1%
Darling Ingredients, Inc. (United States)*	388	29,511
Health Care Equipment & Supplies — 2.3%
ABIOMED, Inc. (United States)*	111	28,780
Globus Medical, Inc., Class A (United States)*	270	15,981
IDEXX Laboratories, Inc. (United States)*	340	118,191
Intuitive Surgical, Inc. (United States)*	897	184,549
Masimo Corp. (United States)*	134	19,683
ResMed, Inc. (United States)	461	101,383
		468,567
Health Care Providers & Services — 6.9%
HCA Healthcare, Inc. (United States)	916	181,249
McKesson Corp. (United States)	358	131,386
UnitedHealth Group, Inc. (United States)	2,141	1,111,886
		1,424,521

The accompanying notes are an integral part of these financial statements.

43

MOTLEY FOOL CAPITAL EFFICIENCY 100 INDEX ETF

Schedule of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Health Care Technology — 0.4%
Veeva Systems, Inc., Class A (United States)*	426	$84,910
Hotels, Restaurants & Leisure — 0.1%
Wingstop, Inc. (United States)	86	9,792
Household Durables — 0.2%
iRobot Corp. (United States)*	54	3,180
Meritage Homes Corp. (United States)*	93	7,287
NVR, Inc. (United States)*	8	33,120
		43,587
Industrial Conglomerates — 0.8%
3M Co. (United States)	1,405	174,712
Interactive Media & Services — 9.5%
Alphabet, Inc., Class C (United States)*	8,940	975,801
Meta Platforms, Inc., Class A (United States)*	5,902	961,613
Pinterest, Inc., Class A (United States)*	1,636	37,693
		1,975,107
Internet & Direct Marketing Retail — 6.0%
Amazon.com, Inc. (United States)*	9,095	1,152,973
eBay, Inc. (United States)	1,356	59,840
Etsy, Inc. (United States)*	354	37,386
		1,250,199
IT Services — 10.5%
Cognizant Technology Solutions Corp., Class A (United States)	1,559	98,482
EPAM Systems, Inc. (United States)*	158	67,387
GoDaddy, Inc., Class A (United States)*	416	31,541
Jack Henry & Associates, Inc. (United States)	203	39,016
Mastercard, Inc., Class A (United States)	2,862	928,347
TaskUS, Inc., Class A (United States)*	245	3,646
Visa, Inc., Class A (United States)	5,093	1,012,030
		2,180,449
Machinery — 0.4%
Cummins, Inc. (United States)	335	72,149

The accompanying notes are an integral part of these financial statements.

44

MOTLEY FOOL CAPITAL EFFICIENCY 100 INDEX ETF

Schedule of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Media — 0.4%
New York Times Co., (The), Class A (United States)	486	$14,818
Sirius XM Holdings, Inc. (United States)	11,739	71,491
		86,309
Pharmaceuticals — 4.4%
Johnson & Johnson (United States)	5,711	921,413
Professional Services — 0.0%
Upwork, Inc. (United States)*	311	5,411
Road & Rail — 2.2%
Old Dominion Freight Line, Inc. (United States)	357	96,893
Union Pacific Corp. (United States)	1,595	358,094
		454,987
Semiconductors & Semiconductor Equipment — 12.4%
Advanced Micro Devices, Inc. (United States)*	4,498	381,745
Broadcom, Inc. (United States)	1,060	529,057
Cirrus Logic, Inc. (United States)*	130	9,970
Lam Research Corp. (United States)	422	184,798
NVIDIA Corp. (United States)	5,862	884,810
Skyworks Solutions, Inc. (United States)	372	36,661
Texas Instruments, Inc. (United States)	3,196	528,011
Universal Display Corp. (United States)	108	12,067
		2,567,119
Software — 13.7%
Adobe Systems, Inc. (United States)*	1,644	613,935
Appfolio, Inc. (United States)*	75	7,603
Autodesk, Inc. (United States)*	751	151,507
Cadence Design Systems, Inc. (United States)*	881	153,091
Fair Isaac Corp. (United States)*	97	43,592
Fortinet, Inc. (United States)*	2,423	117,976
Microsoft Corp. (United States)	3,907	1,021,563
Paycom Software, Inc. (United States)*	131	46,007
ServiceNow, Inc. (United States)*	564	245,126
Synopsys, Inc. (United States)*	490	169,550
UiPath, Inc., Class A (United States)*	1,273	20,941
VMware, Inc., Class A (United States)	992	115,102

The accompanying notes are an integral part of these financial statements.

45

MOTLEY FOOL CAPITAL EFFICIENCY 100 INDEX ETF

Schedule of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Software (continued)
Workday, Inc., Class A (United States)*	721	$118,648
Zendesk, Inc. (United States)*	298	22,877
		2,847,518
Specialty Retail — 7.7%
Camping World Holdings, Inc., Class A (United States)	113	3,404
Home Depot, Inc., (The) (United States)	3,574	1,030,813
Lowe’s Cos, Inc. (United States)	2,252	437,203
RH (United States)*	72	18,426
Ulta Beauty, Inc. (United States)*	154	64,660
Williams-Sonoma, Inc. (United States)	211	31,386
Winmark Corp. (United States)	20	4,127
		1,590,019
Technology Hardware, Storage & Peripherals — 5.7%
Apple, Inc. (United States)	7,345	1,154,781
Pure Storage, Inc., Class A (United States)*	817	23,668
		1,178,449
Textiles, Apparel & Luxury Goods — 2.2%
NIKE, Inc., Class B (United States)	4,152	441,980
Under Armour, Inc., Class A (United States)*	1,404	11,822
		453,802
Thrifts & Mortgage Finance — 0.0%
Walker & Dunlop, Inc. (United States)	72	7,233
Trading Companies & Distributors — 0.1%
Watsco, Inc. (United States)	111	30,195
Total Common Stocks (Cost $22,636,269)		20,718,641

The accompanying notes are an integral part of these financial statements.

46

MOTLEY FOOL CAPITAL EFFICIENCY 100 INDEX ETF

Schedule of Investments (Concluded)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Short-Term Investments — 0.1%
U.S. Bank Money Market Deposit Account, 2.00% (United States)(a)	17,495	$17,495
Total Short-Term Investments (Cost $17,495)		17,495

Total Investments (Cost $22,653,764) — 99.9%		20,736,136
Other Assets in Excess of Liabilities — 0.1%		18,053
NET ASSETS — 100.0%
(Applicable to 1,350,000 shares outstanding)		$20,754,189

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2022.

The accompanying notes are an integral part of these financial statements.

47

MOTLEY FOOL next index ETF

Schedule of Investments

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks — 99.7%
Aerospace & Defense — 2.7%
AeroVironment, Inc. (United States)*	509	$45,123
Axon Enterprise, Inc. (United States)*	1,430	166,853
HEICO Corp. (United States)	2,421	368,718
Textron, Inc. (United States)	4,330	270,105
Virgin Galactic Holdings, Inc. (United States)*	5,245	30,998
		881,797
Air Freight & Logistics — 0.3%
GXO Logistics, Inc. (United States)*	2,313	102,651
Airlines — 0.5%
Alaska Air Group, Inc. (United States)*	2,539	110,599
Hawaiian Holdings, Inc. (United States)*	1,044	15,649
JetBlue Airways Corp. (United States)*	6,525	50,830
		177,078
Auto Components — 0.6%
BorgWarner, Inc. (United States)	4,823	181,827
Banks — 0.5%
Western Alliance Bancorp (United States)	2,163	165,945
Beverages — 0.3%
Boston Beer Co., Inc., (The) (United States)*	246	82,922
Biotechnology — 6.3%
2seventy bio, Inc. (United States)*	760	11,195
Alnylam Pharmaceuticals, Inc. (United States)*	2,433	502,828
AnaptysBio, Inc. (United States)*	549	12,748
BioMarin Pharmaceutical, Inc. (United States)*	3,724	332,181
Bluebird Bio, Inc. (United States)*	1,392	8,129
Editas Medicine, Inc. (United States)*	1,392	20,462
Emergent BioSolutions, Inc. (United States)*	1,012	24,308
Exact Sciences Corp. (United States)*	3,542	125,918
Exelixis, Inc. (United States)*	6,457	114,547
Ionis Pharmaceuticals, Inc. (United States)*	2,855	121,395
Neurocrine Biosciences, Inc. (United States)*	1,924	201,308
Seagen, Inc. (United States)*	3,720	573,959
		2,048,978

The accompanying notes are an integral part of these financial statements.

48

MOTLEY FOOL next index ETF

Schedule of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Building Products — 0.3%
Trex Co., Inc. (United States)*	2,280	$106,681
Capital Markets — 5.4%
Affiliated Managers Group, Inc. (United States)	779	99,214
Cboe Global Markets, Inc. (United States)	2,139	252,338
FactSet Research Systems, Inc. (United States)	763	330,638
Interactive Brokers Group, Inc., Class A (United States)	1,979	121,887
Jefferies Financial Group, Inc. (United States)	4,822	154,738
MarketAxess Holdings, Inc. (United States)	760	188,928
Nasdaq, Inc. (United States)	9,948	592,204
PJT Partners, Inc., Class A (United States)	473	32,741
		1,772,688
Chemicals — 1.0%
Balchem Corp. (United States)	647	85,288
RPM International, Inc. (United States)	2,607	242,868
		328,156
Commercial Services & Supplies — 1.0%
Rollins, Inc. (United States)	9,915	334,730
Communications Equipment — 3.4%
Arista Networks, Inc. (United States)*	6,206	743,975
Ubiquiti, Inc. (United States)	1,217	377,745
		1,121,720
Construction & Engineering — 0.5%
MasTec, Inc. (United States)*	1,494	120,267
NV5 Global, Inc. (United States)*	318	44,762
		165,029
Consumer Finance — 0.1%
Upstart Holdings, Inc. (United States)*	1,733	44,885
Distributors — 0.9%
LKQ Corp. (United States)	5,694	303,035
Diversified Consumer Services — 0.2%
2U, Inc. (United States)*	1,524	10,851

The accompanying notes are an integral part of these financial statements.

49

MOTLEY FOOL next index ETF

Schedule of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Diversified Consumer Services (continued)
Chegg, Inc. (United States)*	2,535	$49,889
		60,740
Diversified Telecommunication Services — 0.0%
Bandwidth, Inc., Class A (United States)*	522	8,091
Electronic Equipment, Instruments & Components — 6.0%
CDW Corp. (United States)	2,731	466,182
Cognex Corp. (United States)	3,498	147,301
Corning, Inc. (United States)	17,004	583,577
II-VI, Inc. (United States)*	2,599	122,751
IPG Photonics Corp. (United States)*	1,045	94,667
Littelfuse, Inc. (United States)	502	119,084
National Instruments Corp. (United States)	2,641	105,006
Zebra Technologies Corp., Class A (United States)*	1,058	319,135
		1,957,703
Energy Equipment & Services — 0.1%
Oceaneering International, Inc. (United States)*	2,001	17,709
Entertainment — 5.4%
Live Nation Entertainment, Inc. (United States)*	4,579	413,758
Roku, Inc. (United States)*	2,738	186,184
Skillz, Inc. (United States)*	8,439	11,224
Take-Two Interactive Software, Inc. (United States)*	3,150	386,064
Warner Bros Discovery, Inc. (United States)*	49,044	649,343
World Wrestling Entertainment, Inc., Class A (United States)	1,503	102,219
		1,748,792
Equity Real Estate Investment Trusts (REITs) — 0.5%
Retail Opportunity Investments Corp. (United States)	2,477	41,490
STAG Industrial, Inc. (United States)	3,608	111,126
		152,616
Food & Staples Retailing — 0.5%
Casey’s General Stores, Inc. (United States)	747	159,686
Food Products — 2.4%
Beyond Meat, Inc. (United States)*	1,305	31,842
Darling Ingredients, Inc. (United States)*	3,252	247,347

The accompanying notes are an integral part of these financial statements.

50

MOTLEY FOOL next index ETF

Schedule of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Food Products (continued)
Freshpet, Inc. (United States)*	966	$42,050
McCormick & Co., Inc. (United States)	5,443	457,593
		778,832
Health Care Equipment & Supplies — 4.1%
ABIOMED, Inc. (United States)*	917	237,760
Globus Medical, Inc., Class A (United States)*	2,049	121,280
Insulet Corp. (United States)*	1,396	356,636
Masimo Corp. (United States)*	1,118	164,223
NuVasive, Inc. (United States)*	1,058	44,976
QuidelOrtho Corp. (United States)*	1,352	107,160
Shockwave Medical, Inc. (United States)*	721	214,036
STAAR Surgical Co. (United States)*	972	91,941
		1,338,012
Health Care Providers & Services — 0.7%
Fulgent Genetics, Inc. (United States)*	609	26,473
Guardant Health, Inc. (United States)*	2,053	102,773
HealthEquity, Inc. (United States)*	1,695	112,006
		241,252
Health Care Technology — 0.9%
Doximity, Inc., Class A (United States)*	3,895	129,275
GoodRx Holdings, Inc., Class A (United States)*	7,982	48,690
Teladoc Health, Inc. (United States)*	3,246	100,821
		278,786
Hotels, Restaurants & Leisure — 2.2%
Dave & Buster’s Entertainment, Inc. (United States)*	982	40,596
Hyatt Hotels Corp., Class A (United States)*	2,221	199,046
Planet Fitness, Inc., Class A (United States)*	1,710	115,853
Texas Roadhouse, Inc. (United States)	1,373	121,867
Vail Resorts, Inc. (United States)	811	182,215
Wingstop, Inc. (United States)	613	69,796
		729,373
Household Durables — 1.2%
Dream Finders Homes, Inc. (United States)*	1,915	23,650
iRobot Corp. (United States)*	542	31,913

The accompanying notes are an integral part of these financial statements.

51

MOTLEY FOOL next index ETF

Schedule of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Household Durables (continued)
Meritage Homes Corp. (United States)*	739	$57,901
NVR, Inc. (United States)*	67	277,384
		390,848
Household Products — 0.2%
Spectrum Brands Holdings, Inc. (United States)	821	51,715
Insurance — 1.7%
Kinsale Capital Group, Inc. (United States)	462	117,154
Lemonade, Inc. (United States)*	1,249	27,628
Markel Corp. (United States)*	274	327,186
Safety Insurance Group, Inc. (United States)	289	26,025
Trupanion, Inc. (United States)*	835	58,934
		556,927
Interactive Media & Services — 1.2%
Bumble, Inc., Class A (United States)*	2,608	65,330
Eventbrite, Inc., Class A (United States)*	1,914	13,609
fuboTV, Inc. (United States)*	3,045	11,023
Pinterest, Inc., Class A (United States)*	13,357	307,745
		397,707
Internet & Direct Marketing Retail — 2.1%
Chewy, Inc., Class A (United States)*	8,468	290,707
Etsy, Inc. (United States)*	2,559	270,256
Stitch Fix, Inc., Class A (United States)*	2,216	11,124
Wayfair, Inc., Class A (United States)*	2,120	111,745
		683,832
IT Services — 11.6%
Broadridge Financial Solutions, Inc. (United States)	2,361	404,132
Cloudflare, Inc., Class A (United States)*	6,593	412,524
DigitalOcean Holdings, Inc. (United States)*	2,056	86,537
EPAM Systems, Inc. (United States)*	1,151	490,901
Euronet Worldwide, Inc. (United States)*	1,019	90,345
Fastly, Inc., Class A (United States)*	2,436	22,777
Gartner, Inc. (United States)*	1,622	462,789
GoDaddy, Inc., Class A (United States)*	3,257	246,946
SS&C Technologies Holdings, Inc. (United States)	5,130	286,049

The accompanying notes are an integral part of these financial statements.

52

MOTLEY FOOL next index ETF

Schedule of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
IT Services (continued)
Jack Henry & Associates, Inc. (United States)	1,467	$281,957
Marqeta, Inc., Class A (United States)*	11,003	85,713
MongoDB, Inc. (United States)*	1,372	442,964
Okta, Inc. (United States)*	3,189	291,475
TaskUS, Inc., Class A (United States)*	2,001	29,775
WEX, Inc. (United States)*	906	139,750
		3,774,634
Leisure Products — 0.9%
Hasbro, Inc. (United States)	2,807	221,248
Peloton Interactive, Inc., Class A (United States)*	6,786	69,149
		290,397
Life Sciences Tools & Services — 0.7%
Repligen Corp. (United States)*	1,117	245,036
Machinery — 4.4%
Chart Industries, Inc. (United States)*	722	139,967
Cummins, Inc. (United States)	2,841	611,866
Middleby Corp., (The) (United States)*	1,096	157,627
Proto Labs, Inc. (United States)*	549	21,082
Tennant Co. (United States)	368	22,209
Toro Co. (The) (United States)	2,106	174,650
Westinghouse Air Brake Technologies Corp. (United States)	3,677	322,289
		1,449,690
Media — 1.9%
Boston Omaha Corp., Class A (United States)*	609	16,340
Magnite, Inc. (United States)*	2,697	20,308
New York Times Co., (The), Class A (United States)	3,372	102,812
Sirius XM Holdings, Inc. (United States)	79,240	482,572
		622,032
Oil, Gas & Consumable Fuels — 0.1%
Clean Energy Fuels Corp. (United States)*	4,611	30,986
Pharmaceuticals — 0.7%
Viatris, Inc. (United States)	24,407	233,087

The accompanying notes are an integral part of these financial statements.

53

MOTLEY FOOL next index ETF

Schedule of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Professional Services — 0.7%
Robert Half International, Inc. (United States)	2,190	$168,564
Upwork, Inc. (United States)*	2,610	45,414
		213,978
Real Estate Management & Development — 0.6%
Redfin Corp. (United States)*	2,175	17,813
Zillow Group, Inc., Class C (United States)*	4,979	166,598
		184,411
Road & Rail — 1.0%
AMERCO (United States)	395	207,639
XPO Logistics, Inc. (United States)*	2,316	121,405
		329,044
Semiconductors & Semiconductor Equipment — 2.8%
Cirrus Logic, Inc. (United States)*	1,126	86,353
First Solar, Inc. (United States)*	2,146	273,722
Impinj, Inc. (United States)*	509	45,444
Silicon Laboratories, Inc. (United States)*	737	92,368
Skyworks Solutions, Inc. (United States)	3,240	319,302
Universal Display Corp. (United States)	951	106,255
		923,444
Software — 13.1%
Alarm.com Holdings, Inc. (United States)*	1,009	67,199
Alteryx, Inc., Class A (United States)*	1,392	86,749
Appfolio, Inc., Class A (United States)*	708	71,777
Appian Corp. (United States)*	1,457	68,333
Asana, Inc., Class A (United States)*	3,830	73,345
Avalara, Inc. (United States)*	1,769	162,023
Blackbaud, Inc. (United States)*	1,048	54,810
Blackline, Inc. (United States)*	1,195	81,188
Cerence, Inc. (United States)*	783	15,668
Confluent, Inc., Class A (United States)*	5,632	154,092
Coupa Software, Inc. (United States)*	1,535	89,644
DocuSign, Inc. (United States)*	4,041	235,267
Fair Isaac Corp. (United States)*	523	235,036
Five9, Inc. (United States)*	1,401	137,452

The accompanying notes are an integral part of these financial statements.

54

MOTLEY FOOL next index ETF

Schedule of Investments (Continued)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Software (continued)
HubSpot, Inc. (United States)*	962	$324,232
LivePerson, Inc. (United States)*	1,479	17,156
New Relic, Inc. (United States)*	1,364	82,808
Nutanix, Inc., Class A (United States)*	4,552	78,750
PagerDuty, Inc. (United States)*	1,761	45,856
Paycom Software, Inc. (United States)*	1,169	410,553
Pegasystems, Inc. (United States)	1,647	60,297
Q2 Holdings, Inc. (United States)*	1,155	45,877
Smartsheet, Inc., Class A (United States)*	2,610	86,835
Splunk, Inc. (United States)*	3,241	291,787
Trade Desk, Inc., (The), Class A (United States)*	9,791	613,896
UiPath, Inc., Class A (United States)*	11,009	181,098
Unity Software, Inc. (United States)*	5,982	255,551
Varonis Systems, Inc. (United States)*	2,199	60,143
Zendesk, Inc. (United States)*	2,467	189,392
Zuora, Inc., Class A (United States)*	2,610	20,045
		4,296,859
Specialty Retail — 5.7%
Camping World Holdings, Inc., Class A (United States)	839	25,271
CarMax, Inc. (United States)*	3,225	285,219
Designer Brands, Inc., Class A (United States)	1,479	25,232
Five Below, Inc. (United States)*	1,118	142,970
GameStop Corp., Class A (United States)*	6,100	174,704
RH (United States)*	499	127,699
Sleep Number Corp. (United States)*	454	18,809
Tractor Supply Co. (United States)	2,253	417,143
Ulta Beauty, Inc. (United States)*	1,044	438,344
Williams-Sonoma, Inc. (United States)	1,385	206,019
Winmark Corp. (United States)	71	14,652
		1,876,062
Technology Hardware, Storage & Peripherals — 0.5%
Pure Storage, Inc., Class A (United States)*	5,960	172,661
Textiles, Apparel & Luxury Goods — 0.8%
Carter’s, Inc. (United States)	811	59,892
Skechers USA, Inc., Class A (United States)*	3,137	118,579

The accompanying notes are an integral part of these financial statements.

55

MOTLEY FOOL next index ETF

Schedule of Investments (Concluded)

AUGUST 31, 2022

	Number of Shares	Value (Note 2)

Common Stocks (continued)
Textiles, Apparel & Luxury Goods (continued)
Under Armour, Inc., Class A (United States)*	8,885	$74,812
		253,283
Thrifts & Mortgage Finance — 0.4%
Axos Financial, Inc. (United States)*	1,218	50,888
Walker & Dunlop, Inc. (United States)	667	67,007
		117,895
Trading Companies & Distributors — 0.6%
Watsco, Inc. (United States)	719	195,589
Total Common Stocks (Cost $38,781,975)		32,579,831

Short-Term Investments — 0.3%
U.S. Bank Money Market Deposit Account, 2.00% (United States)(a)	85,879	85,879
Total Short-Term Investments (Cost $85,879)		85,879

Total Investments (Cost $38,867,854) — 100.0%		32,665,710
Other Assets in Excess of Liabilities — 0.0%		12,267
NET ASSETS — 100.0%
(Applicable to 2,175,000 shares outstanding)		$32,677,977

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2022.

The accompanying notes are an integral part of these financial statements.

56

Motley Fool ETFs

Statements of Assets and Liabilities

AUGUST 31, 2022

	Motley Fool Global Opportunities ETF	Motley Fool Mid-Cap Growth ETF	Motley Fool 100 Index ETF	Motley Fool Small-Cap Growth ETF
ASSETS
Investments in securities of unaffiliated issurers, at value (cost $256,755,317, $110,089,287, $321,469,432 and $93,146,756 respectively)^	$423,553,509	$196,123,527	$416,689,077	$73,033,081
Investments purchased with proceeds from securities lending collateral (cost $33,805,832, $31,234,388, $21,230,044 and $17,127,093 respectively)	33,805,832	31,234,388	21,230,044	17,127,093
Short-term investments, at value (cost $9,326,426, $13,654,888, $387,749 and $5,053,164 respectively)	9,326,426	13,654,888	387,749	5,053,164
Foreign currency, at value (cost $21,232, $—, $— and $—, respectively)	21,214	—	—	—
Receivables for:
Dividends and tax reclaims	1,157,542	103,250	381,664	23,708
Investments sold	1,170,011	408,541	—	—
Total assets	469,034,534	241,524,594	438,688,534	95,237,046

LIABILITIES
Payables for:
Securities lending collateral (see Note 7)	33,805,832	31,234,388	21,230,044	17,127,093
Advisory fees	332,054	206,979	189,753	60,098
Shares of beneficial interest redeemed	1,244,605	—	—	—
Investments purchased	—	1,039,212	—	—
Total liabilities	35,382,491	32,480,579	21,419,797	17,187,191
Net assets	$433,652,043	$209,044,015	$417,268,737	$78,049,855

NET ASSETS CONSIST OF:
Par value	$17,519	$9,218	$12,275	$3,100
Paid-in capital	266,636,862	123,598,018	331,733,639	99,509,170
Total distributable earnings/(losses)	166,997,662	85,436,779	85,522,823	(21,462,415)
Net assets	$433,652,043	$209,044,015	$417,268,737	$78,049,855

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	17,518,873	9,217,511	12,275,000	3,100,000
Net asset value, price per share	$24.75	$22.68	$33.99	$25.18
^ Includes market value of securities on loan	$32,824,775	$30,222,704	$20,543,351	$16,722,909

The accompanying notes are an integral part of these financial statements.

57

Motley Fool ETFs

Statements of Assets and Liabilities (concluded)

AUGUST 31, 2022

	Motley Fool Capital Efficiency 100 Index ETF	Motley Fool Next Index ETF
ASSETS
Investments in securities of unaffiliated issuers, at value (cost $22,636,269 and $38,781,975 respectively)	$20,718,641	$32,579,831
Short-term investments, at value (cost $17,495 and $85,879 respectively)	17,495	85,879
Receivables for:
Dividends and tax reclaims	27,503	26,997
Total assets	20,763,639	32,692,707

LIABILITIES
Payables for:
Advisory fees	9,450	14,730
Total liabilities	9,450	14,730
Net assets	$20,754,189	$32,677,977

NET ASSETS CONSIST OF:
Par value	$1,350	$2,175
Paid-in capital	22,929,059	39,076,875
Total distributable earnings/(losses)	(2,176,220)	(6,401,073)
Net assets	$20,754,189	$32,677,977

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,350,000	2,175,000
Net asset value, price per share	$15.37	$15.02

The accompanying notes are an integral part of these financial statements.

58

Motley Fool ETFs

Statements of Operations

FOR THE YEAR ENDED AUGUST 31, 2022

	Motley Fool Global Opportunities ETF	Motley Fool Mid-Cap Growth ETF	Motley Fool 100 Index ETF	Motley Fool Small-Cap Growth ETF
INVESTMENT INCOME
Dividends	$21,490,156	$1,784,857	$3,419,229	$455,293
Less foreign taxes withheld	(2,682,775)	—	—	—
Securities lending income	450,755	39,668	43,353	34,085
Total investment income	19,258,136	1,824,525	3,462,582	489,378

EXPENSES
Advisory fees (Note 3)	4,720,440	2,259,426	2,481,677	1,060,744
Shareholder service fees	121,437	38,618	—	—
Transfer agent fees and shareholder account services	62,923	40,251	—	—
Administration and accounting services fees	35,500	16,574	—	—
Registration and filing fees	30,961	26,936	—	—
Legal fees	27,787	12,996	—	—
Officer fees	25,036	11,851	—	—
Director fees	23,717	10,344	—	—
Printing and shareholder reporting fees	9,275	4,381	—	—
Custodian fees	6,842	689	—	—
Other expenses	40,268	37,276	—	—
Total expenses	5,104,186	2,459,342	2,481,677	1,060,744
Expense fees waived/reimbursed net of amount recaptured	(9,581)	26,071	—	—
Net expenses after waivers/reimbursements	5,094,605	2,485,413	2,481,677	1,060,744
Net investment income/(loss)	14,163,531	(660,888)	980,905	(571,366)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	2,427,919	2,301,137	(8,300,879)	(1,123,147)
Foreign currency transactions	(11,591)	—	—	—
Redemption in-kind	26,577,730	14,461,455	20,465,901	13,282,778
Net change in unrealized appreciation/(depreciation) on:
Investments	(227,584,440)	(100,048,288)	(120,161,259)	(70,725,754)
Foreign currency transactions	(138,046)	—	—	—
Net realized and unrealized gain/(loss)	(198,728,428)	(83,285,696)	(107,996,237)	(58,566,123)
Net increase/(decrease) in net assets resulting from operations	$(184,564,897)	$(83,946,584)	$(107,015,332)	$(59,137,489)

The accompanying notes are an integral part of these financial statements.

59

Motley Fool ETFs

Statements of Operations (CONCLUDED)

FOR THE YEAR ENDED AUGUST 31, 2022

	Motley Fool Capital Efficiency 100 Index ETF	Motley Fool NEXT INDEX ETF
INVESTMENT INCOME
Dividends	$85,592	$150,268
Total investment income	85,592	150,268

EXPENSES
Advisory fees (Note 3)	42,809	99,316
Total expenses	42,809	99,316
Net investment income/(loss)	42,783	50,952

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(336,104)	(250,007)
Redemption in-kind	(33,665)	(18,804)
Net change in unrealized appreciation/(depreciation) on:
Investments	(1,917,628)	(6,202,144)
Net realized and unrealized gain/(loss)	(2,287,397)	(6,470,955)
Net increase/(decrease) in net assets resulting from operations	$(2,244,614)	$(6,420,003)

The accompanying notes are an integral part of these financial statements.

60

MOTLEY FOOL Global Opportunities ETF
Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021
OPERATIONS
Net investment income/(loss)	$14,163,531	$(1,529,228)
Net realized gain/(loss) from investments and foreign currency transactions	28,994,058	40,352,385
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation and assets and liabilities denominated in foreign currencies	(227,722,486)	127,446,258
Net increase/(decrease) in net assets resulting from operations	(184,564,897)	166,269,415
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(35,341,409)	(29,627,168)
Institutional Shares	(12,707,670)	(8,731,295)
Total dividends and distributions to shareholders	(48,049,079)	(38,358,463)
CAPITAL SHARE TRANSACTIONS:
Investor Shares
Proceeds from shares sold	6,643,104	38,245,067
Reinvestment of dividends	34,321,026	28,940,492
Shares redeemed	(21,570,991)	(70,627,638)
Shares redeemed from exchange to Institutional Class(1)	(458,343,422)	—
Total from Investor Shares	(438,950,283)	(3,442,079)
Institutional Shares
Proceeds from shares sold	6,411,019	26,065,853
Proceeds from Institutional Class exchange(1)	458,343,422	—
Reinvestment of dividends	12,058,120	8,440,970
Shares redeemed	(73,170,311)	(7,360,393)
Total from Institutional Shares	403,642,250	27,146,430
Net increase/(decrease) in net assets from capital share transactions	(35,308,033)	23,704,351
Total increase/(decrease) in net assets	(267,922,009)	151,615,303
NET ASSETS:
Beginning of period	$701,574,052	$549,958,749
End of period	$433,652,043	$701,574,052

(1)	Effective December 3, 2021, the outstanding Investor Class Shares of the Fund were converted into Institutional Class Shares of the Fund.

The accompanying notes are an integral part of these financial statements.

61

MOTLEY FOOL Global Opportunities ETF
Statements of Changes in Net Assets (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021
SHARE TRANSACTIONS:
Investor Shares
Shares sold	187,055	1,169,191
Shares reinvested	1,111,072	908,079
Shares redeemed	(612,521)	(2,183,641)
Shares exchanged into Institutional Class(1)	(14,816,530)	—
Net increase/(decrease) in shares	(14,130,924)	(106,371)

Institutional Shares
Shares sold	179,722	806,765
Shares exchanged from Investor Class(1)	14,718,418	—
Shares reinvested	387,721	263,533
Shares redeemed	(2,668,501)	(225,516)
Net increase/(decrease) in shares	12,617,360	844,782

(1)	Effective December 3, 2021, the outstanding Investor Class Shares of the Fund were converted into Institutional Class Shares of the Fund.

The accompanying notes are an integral part of these financial statements.

62

MOTLEY FOOL Mid-Cap Growth ETF
Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021
OPERATIONS
Net investment income/(loss)	$(660,888)	$(1,276,392)
Net realized gain/(loss) from investments and foreign currency transactions	16,762,592	27,656,516
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation, and assets and liabilities denominated in foreign currencies	(100,048,288)	41,096,995
Net increase/(decrease) in net assets resulting from operations	(83,946,584)	67,477,119
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investor Shares	(3,423,164)	(28,230,758)
Institutional Shares	(17,390,769)	(4,600,549)
Total dividends and distributions to shareholders	(20,813,933)	(32,831,307)
CAPITAL SHARE TRANSACTIONS:
Investor Shares
Proceeds from shares sold	3,029,266	13,864,720
Reinvestment of dividends	16,920,328	27,593,542
Shares redeemed	(10,054,968)	(44,985,080)
Shares redeemed from exchange to Institutional Class(1)	(250,730,153)	—
Total from Investor Shares	(240,835,531)	(3,526,818)
Institutional Shares
Proceeds from shares sold	1,532,940	7,535,394
Proceeds from Institutional Class exchange(1)	250,730,153	—
Reinvestment of dividends	3,235,692	4,435,828
Shares redeemed	(32,143,643)	(2,493,650)
Total from Institutional Shares	223,355,142	9,477,572
Net increase/(decrease) in net assets from capital share transactions	(17,480,385)	5,950,754
Total increase/(decrease) in net assets	(122,240,902)	40,596,566
NET ASSETS:
Beginning of period	$331,284,917	$290,688,351
End of period	$209,044,015	$331,284,917

(1)	Effective December 3, 2021, the outstanding Investor Class Shares of the Fund were converted into Institutional Class Shares of the Fund.

The accompanying notes are an integral part of these financial statements.

63

MOTLEY FOOL Mid-Cap Growth ETF
Statements of Changes in Net Assets (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021
SHARE TRANSACTIONS:
Investor Shares
Shares sold	95,439	457,162
Shares reinvested	601,505	952,158
Shares redeemed	(316,334)	(1,484,062)
Shares exchanged into Institutional Class(1)	(8,829,770)	—
Net increase/(decrease) in shares	(8,449,160)	(74,742)

Institutional Shares
Shares sold	47,461	243,287
Shares exchanged from Investor Class(1)	8,699,588	—
Shares reinvested	113,334	151,238
Shares redeemed	(1,283,081)	(80,018)
Net increase/(decrease) in shares	7,577,302	314,507

(1)	Effective December 3, 2021, the outstanding Investor Class Shares of the Fund were converted into Institutional Class Shares of the Fund.

The accompanying notes are an integral part of these financial statements.

64

Motley Fool 100 Index ETF

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$980,905	$608,321
Net realized gain/(loss) from investments	12,165,022	3,950,823
Net change in unrealized appreciation/(depreciation) on investments	(120,161,259)	98,157,416
Net increase/(decrease) in net assets resulting from operations	(107,015,332)	102,716,560

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(1,325,790)	(1,629,559)
Net decrease in net assets from dividends and distributions to shareholders	(1,325,790)	(1,629,559)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	41,513,113	92,015,882
Shares redeemed	(43,914,753)	(2,638,120)
Net increase/(decrease) in net assets from capital share transactions	(2,401,640)	89,377,762
Total increase/(decrease) in net assets	(110,742,762)	190,464,763

NET ASSETS:
Beginning of period	528,011,499	337,546,736
End of period	$417,268,737	$528,011,499

SHARES TRANSACTIONS:
Shares sold	975,000	2,575,000
Shares redeemed	(1,225,000)	(75,000)
Net increase/(decrease) in shares outstanding	(250,000)	2,500,000

The accompanying notes are an integral part of these financial statements.

65

Motley Fool Small-Cap Growth ETF

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2022	FOR THE PERIOD ENDED AUGUST 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(571,366)	$(838,753)
Net realized gain/(loss) from investments	12,159,631	11,029,903
Net change in unrealized appreciation/(depreciation) on investments	(70,725,754)	26,857,789
Net increase/(decrease) in net assets resulting from operations	(59,137,489)	37,048,939

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(3,829,540)	(8,371,857)
Net decrease in net assets from dividends and distributions to shareholders	(3,829,540)	(8,371,857)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,045,968	68,065,890
Shares redeemed	(50,410,673)	(14,105,940)
Net increase/(decrease) in net assets from capital share transactions	(48,364,705)	53,959,950
Total increase/(decrease) in net assets	(111,331,734)	82,637,032

NET ASSETS:
Beginning of period	189,381,589	106,744,557
End of period	$78,049,855	$189,381,589

SHARES TRANSACTIONS:
Shares sold	50,000	1,750,000
Shares redeemed	(1,600,000)	(375,000)
Net increase/(decrease) in shares outstanding	(1,550,000)	1,375,000

The accompanying notes are an integral part of these financial statements.

66

MOTLEY FOOL CAPITAL EFFICIENCY 100 INDEX ETF

Statement of Changes in Net Assets

FOR THE PERIOD ENDED august 31, 2022*
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$42,783
Net realized gain/(loss) from investments	(369,769)
Net change in unrealized appreciation/(depreciation) on investments	(1,917,628)
Net increase/(decrease) in net assets resulting from operations	(2,244,614)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	24,197,108
Shares redeemed	(1,198,305)
Net increase/(decrease) in net assets from capital share transactions	22,998,803
Total increase/(decrease) in net assets	20,754,189

NET ASSETS:
Beginning of period	—
End of period	$20,754,189

SHARES TRANSACTIONS:
Shares sold	1,425,000
Shares redeemed	(75,000)
Net increase/(decrease) in shares outstanding	1,350,000

*	Inception date of the Fund was December 30, 2021.

The accompanying notes are an integral part of these financial statements.

67

MOTLEY FOOL NEXT INDEX ETF

Statement of Changes in Net Assets

FOR THE PERIOD ENDED august 31, 2022*
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$50,952
Net realized gain/(loss) from investments	(268,811)
Net change in unrealized appreciation/(depreciation) on investments	(6,202,144)
Net increase/(decrease) in net assets resulting from operations	(6,420,003)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	39,453,233
Shares redeemed	(355,253)
Net increase/(decrease) in net assets from capital share transactions	39,097,980
Total increase/(decrease) in net assets	32,677,977

NET ASSETS:
Beginning of period	—
End of period	$32,677,977

SHARES TRANSACTIONS:
Shares sold	2,200,000
Shares redeemed	(25,000)
Net increase/(decrease) in shares outstanding	2,175,000

*	Inception date of the Fund was December 30, 2021.

The accompanying notes are an integral part of these financial statements.

68

MOTLEY FOOL Global Opportunities ETF
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARS ENDED AUGUST 31,
	2022	2021	2020	2019	2018
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$37.03	$30.17	$25.09	$25.97	$24.09
Net investment income/(loss)(1)	0.30	(0.05)	— *	0.05	0.02
Net realized and unrealized gain/(loss) from investments	(10.00)	9.03	6.21	0.80	4.94
Net increase/(decrease) in net assets resulting from operations	(9.70)	8.98	6.21	0.85	4.96
Dividends and distributions to shareholders from:
Net investment income	(0.77)	—	(0.04)	—	(0.03)
Net realized capital gains	(1.81)	(2.12)	(1.09)	(1.73)	(3.05)
Total dividends and distributions to shareholders	(2.58)	(2.12)	(1.13)	(1.73)	(3.08)
Redemption and small-balance account fees	—	—	—	—	— *
Net asset value, end of period	$24.75	$37.03	$30.17	$25.09	$25.97
Market value, end of period	$24.74	$—	$—	$—	$—
Total investment return/(loss) on net asset value(2)	(27.61)%	30.86%	25.64%	4.94%	22.48%
Total investment return/(loss) on market price(3)	(27.65)%	—%	—%	—%	—%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$433,652	$181,509	$122,406	$92,760	$78,987
Ratio of expenses to average net assets	0.87%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.88%	0.98%	1.00%	0.99%	1.06%
Ratio of net investment income/(loss) to average net assets	1.08%	(0.16)%	(0.01)%	0.19%	0.07%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	1.07%	(0.19)%	(0.06)%	0.15%	(0.04)%
Portfolio turnover rate	14%	12%	10%	11%	15%

*	Amount represents less than $0.005 per share.

(1)	Per share data calculated using average shares outstanding method.

(2)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

The accompanying notes are an integral part of these financial statements.

69

MOTLEY FOOL Mid-Cap Growth ETF
Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARS ENDED AUGUST 31,
	2022	2021	2020	2019	2018
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$33.20	$29.79	$24.48	$27.50	$22.14
Net investment income/(loss)(1)	(0.04)	(0.09)	(0.02)	0.02	(0.01)
Net realized and unrealized gain/(loss) from investments	(8.38)	6.90	6.79	(1.88)	6.72
Net increase/(decrease) in net assets resulting from operations	(8.42)	6.81	6.77	(1.86)	6.71
Dividends and distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gains	(2.10)	(3.40)	(1.46)	(1.16)	(1.35)
Total dividends and distributions to shareholders	(2.10)	(3.40)	(1.46)	(1.16)	(1.35)
Redemption and small-balance account fees	—	—	—	—	— *
Net asset value, end of period	$22.68	$33.20	$29.79	$24.48	$27.50
Market value, end of period	$22.62	$—	$—	$—	$—
Total investment return/(loss) on net asset value (2)	(26.66)%	24.38%	28.77%	(5.97)%	31.10%
Total investment return/(loss) on market price (3)	(26.84)%	—%	—%	—%	—%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$209,044	$54,460	$39,488	$29,205	$30,562
Ratio of expenses to average net assets	0.90%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	0.88%	0.98%	1.00%	0.98%	1.17%
Ratio of net investment income/(loss) to average net assets	(0.17)%	(0.30)%	(0.06)%	0.10%	(0.05)%
Ratio of net investment income/(loss) to average net assets (before waivers and reimbursement of expenses and/or recapture of previously waived fees)	(0.15)%	(0.33)%	(0.11)%	0.07%	(0.26)%
Portfolio turnover rate	2%	15%	14%	4%	19%

*	Amount represents less than $0.005 per share.

(1)	Per share data calculated using average shares outstanding method.

(2)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(3)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

The accompanying notes are an integral part of these financial statements.

70

Motley Fool 100 Index ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARS ENDED AUGUST 31,				For the Period Ended august 31,
	2022	2021	2020	2019	2018(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$42.16	$33.67	$22.46	$22.10	$20.00
Net investment income/(loss)(2)	0.08	0.05	0.11	0.15	0.08
Net realized and unrealized gain/(loss) from investments	(8.15)	8.59	11.23	0.32	2.02
Net increase/(decrease) in net assets resulting from operations	(8.07)	8.64	11.34	0.47	2.10
Dividends and distributions to shareholders from:
Net investment income	(0.02)	(0.10)	(0.13)	(0.11)	—
Net realized capital gains	(0.08)	(0.05)	—	—	—
Total dividends and distributions to shareholders	(0.10)	(0.15)	(0.13)	(0.11)	—
Net asset value, end of period	$33.99	$42.16	$33.67	$22.46	$22.10
Market value, end of period	$34.00	$42.20	$33.66	$22.42	$22.13
Total investment return/(loss) on net asset value(3)	(19.18)%	25.74%	50.67%	2.27%	10.49	%(5)
Total investment return/(loss) on market price(4)	(19.24)%	25.91%	50.89%	1.93%	10.65	%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$417,269	$528,011	$337,547	$185,871	$140,879
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50	%(6)
Ratio of net investment income/(loss) to average net assets	0.20%	0.15%	0.43%	0.69%	0.68	%(6)
Portfolio turnover rate	15%	23%	26%	26%	10	%(5)

(1)	Inception date of the Fund was January 29, 2018.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

71

MOTLEY FOOL Small-Cap Growth ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss) return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	YEARS ENDED AUGUST 31,			FOR THE PERIOD ENDED AUGUST 31,
	2022	2021	2020	2019(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$40.73	$32.59	$23.33	$20.00
Net investment income/(loss)(2)	(0.15)	(0.19)	(0.07)	—	*
Net realized and unrealized gain/(loss) from investments	(14.53)	10.48	9.67	3.33
Net increase/(decrease) in net assets resulting from operations	(14.68)	10.29	9.60	3.33
Dividends and distributions to shareholders from:
Net realized capital gains	(0.87)	(2.15)	(0.34)	—
Total dividends and distributions to shareholders	(0.87)	(2.15)	(0.34)	—
Net asset value, end of period	$25.18	$40.73	$32.59	$23.33
Market value, end of period	$25.18	$40.74	$32.68	$23.34
Total investment return/(loss) on net asset value(3)	(36.66)%	32.00%	41.58%	16.65	%(5)
Total investment return/(loss) on market price(4)	(36.65)%	31.54%	41.88%	16.69	%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$78,050	$189,382	$106,745	$71,153
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85	%(6)
Ratio of net investment income/(loss) to average net assets	(0.46)%	(0.51)%	(0.29)%	(0.01	)%(6)
Portfolio turnover rate	11%	21%	27%	21	%(5)

*	Amount represents less than $0.005 per share.

(1)	Inception date of the Fund was October 29, 2018.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

72

Motley Fool CAPITAL EFFICIENCY 100 INDEX ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss) return, ratios to average net assets and other supplemental data for the respective period. This information has been derived from information provided in the financial statements.

	For the Period Ended august 31,
	2022(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$20.00
Net investment income/(loss)(2)	0.05
Net realized and unrealized gain/(loss) from investments	(4.68)
Net increase/(decrease) in net assets resulting from operations	(4.63)
Net asset value, end of period	$15.37
Market value, end of period	$15.38
Total investment return/(loss) on net asset value(3)	(23.13	)%(5)
Total investment return/(loss) on market price(4)	(23.09	)%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$20,754
Ratio of expenses to average net assets	0.50	%(6)
Ratio of net investment income/(loss) to average net assets	0.50	%(6)
Portfolio turnover rate	17	%(5)

(1)	Inception date of the Fund was December 30, 2021.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

73

MOTLEY FOOL NEXT INDEX ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss) return, ratios to average net assets and other supplemental data for the respective period. This information has been derived from information provided in the financial statements.

	For the Period Ended august 31,
	2022(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$20.00
Net investment income/(loss)(2)	0.03
Net realized and unrealized gain/(loss) from investments	(5.01)
Net increase/(decrease) in net assets resulting from operations	(4.98)
Net asset value, end of period	$15.02
Market value, end of period	$15.01
Total investment return/(loss) on net asset value(3)	(24.88	)%(5)
Total investment return/(loss) on market price(4)	(24.97	)%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$32,678
Ratio of expenses to average net assets	0.50	%(6)
Ratio of net investment income/(loss) to average net assets	0.26	%(6)
Portfolio turnover rate	11	%(5)

(1)	Inception date of the Fund was December 30, 2021.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

74

Motley Fool Asset Management ETFs

Notes to Financial Statements

AUGUST 31, 2022

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has forty-eight separate investment portfolios, including the Motley Fool Global Opportunities ETF (“Global Opportunities Fund”) (formerly MFAM Global Opportunities Fund), the Motley Fool Mid-Cap Growth ETF (“Mid-Cap Growth Fund”) (formerly MFAM Mid-Cap Growth Fund), the Motley Fool 100 Index ETF (the “Fool 100 Fund”), the Motley Fool Small-Cap Growth ETF (“Small-Cap Growth Fund”) (formerly MFAM Small-Cap Growth ETF), the Motley Fool Capital Efficiency 100 Index ETF (“Capital Efficiency Fund”) and the Motley Fool Next Index ETF (“Next Fund”) (each a “Fund” and together the “Funds”). The Global Opportunities Fund, Mid-Cap Growth Fund, Fool 100 Fund, Small-Cap Growth Fund, Capital Efficiency Fund and Next Fund commenced investment operations on June 17, 2014, June 17, 2014, January 29, 2018, October 29, 2018, December 30, 2021 and December 30, 2021, respectively.

Effective December 3, 2021 (the “Conversion Date”), the outstanding Investor Class Shares of the Global Opportunities Fund and Mid-Cap Growth Fund were converted into Institutional Class Shares of the Funds (the “Class Conversions”). The Class Conversions were completed based on the share classes’ relative net asset values on the Conversion Date, without the imposition of any fees or expenses. All Investor Class Shares of the Funds were converted into Institutional Class Shares as of the Conversion Date.

Global Opportunities Fund	SHARES OUTSTANDING	NET ASSETS	NAV PER SHARE	SHARE CONVERSION RATIO
Investor Class	14,816,530	$458,343,422	$30.93	0.993
Institutional Class (before conversion)	5,282,341	164,492,179	31.14
Institutional Class (after conversion)	20,001,071	622,835,355	31.14

Mid-Cap Growth Fund	SHARES OUTSTANDING	NET ASSETS	NAV PER SHARE	SHARE CONVERSION RATIO
Investor Class	8,829,770	$250,730,153	$28.40	0.985
Institutional Class (before conversion)	1,739,846	50,143,889	28.82
Institutional Class (after conversion)	10,439,367	300,874,042	28.82

The Funds identified below as “Acquiring Portfolios” became series of the Trust as of the date indicated following a reorganization (“Reorganization”), pursuant to Agreements and Plans of Reorganization dated as shown below (each, a “Plan” and collectively, the “Plans”), which resulted in the conversion of corresponding “Target Portfolios” organized as mutual funds to ETFs. The Acquiring Portfolios were established as “shell” funds, organized solely in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the corresponding Target Portfolios and continuing the operations of the Target Portfolios as ETFs. The Acquiring Portfolios had no performance history prior to the Reorganization.

TARGET PORTFOLIO	ACQUIRING PORTFOLIO	DATE
MFAM Global Opportunities Fund	Motley Fool Global Opportunities ETF	December 10, 2021
MFAM Mid-Cap Growth Fund	Motley Fool Mid-Cap Growth ETF	December 10, 2021

75

Motley Fool Asset Management ETFs

Notes to Financial Statements (continued)

AUGUST 31, 2022

Each Reorganization was accomplished by a tax-free exchange of shares (with an exception for fractional mutual fund shares) of the Acquiring Portfolio for shares of the Target Portfolio of equivalent aggregate net asset value as noted below:

	TOTAL SHARES	NET ASSETS	NAV PER SHARE	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
MFAM Global Opportunities Fund	19,909,457	$630,424,871	$31.66	317,322,900
MFAM Mid-Cap Growth Fund	10,390,334	300,059,021	28.88	161,308,304

Fees and expenses incurred to effect the Reorganizations were borne by Motley Fool Asset Management, LLC (the “Adviser”). The management fee of each Acquiring Portfolio is the same as the management fee of its corresponding Target Portfolio, however, each Acquiring Portfolio is expected to experience lower overall expenses as compared to its corresponding Target Portfolio because each Acquiring Portfolio has a unitary fee structure under which both operating expenses and management fees are paid. The Reorganizations did not result in a material change to the Target Portfolios’ investment portfolios as compared to those of the Acquiring Portfolios. There are no material differences in accounting policies of the Target Portfolios as compared to those of the Acquiring Portfolios.

The Acquiring Portfolios did not purchase or sell securities following the Reorganizations for purposes of realigning its investment portfolio. Accordingly, the acquisition of the Target Portfolios did not affect the Acquiring Portfolios’ portfolio turnover ratios for the period ended August 31, 2022.

RBB has authorized capital of one hundred billion shares of common stock of which 90.023 billion shares are currently classified into two hundred and eleven classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of each Fund is to achieve long-term capital appreciation. The Global Opportunities Fund pursues its objective by investing primarily in common stocks of United States companies and of companies that are organized under the laws of other countries around the world. The Mid-Cap Growth Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries.

The investment objective of the Fool 100 Fund is to achieve investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool 100 Index (the “Fool 100 Index”). The Fool 100 Index was developed by The Motley Fool, LLC (“The Motley Fool”), an affiliate of the Adviser, in 2017 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters or the highest-rated stocks in Fool IQ, the company’s analyst opinion database. Every company include in the Fool 100 Index is incorporated and listed in the U.S. The investment objective of the Small-Cap Growth Fund is to achieve long-term capital appreciation.

The investment objective of the Capital Efficiency Fund is to seek investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool Capital Efficiency 100 Index (the “Capital Efficiency 100 Index”). The Capital Efficiency 100 Index was developed by The Motley Fool in 2021 and is a proprietary, rules-based index designed to track the performance of the highest scoring stocks of U.S. companies, measured by a company’s capital efficiency, that have been recommended by The Motley Fool’s analysts and newsletters, and that also meet certain liquidity requirements. Capital efficiency is a measure of how a business turns its investments into revenue and profit and it provides insight into the company’s return on invested capital. Every company included in the Capital Efficiency 100 Index is incorporated and listed in the U.S. The investment objective of the Next Fund is to seek investment results that correspond (before fees and expenses) generally to the total return performance of the Motley Fool Next Index (the “Next Index”). The Next Index was developed by The Motley Fool in 2021 and is a proprietary, rules-based index designed to track the performance of the 100 largest, most liquid U.S. companies that have been recommended by The Motley Fool’s analysts and newsletters. Every company included in the Next Index is incorporated and listed in the U.S.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

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The end of the reporting period for the Funds is August 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2022 (the “current fiscal period”).

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

GLOBAL OPPORTUNITIES FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3		INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$423,553,509	$423,553,509	$—	$—	**	$—
Investments Purchased with Proceeds From Securities Lending Collateral	33,805,832	—	—	—		33,805,832
Short-Term Investments	9,326,426	9,326,426	—	—		—
Total Investments*	$466,685,767	$432,879,935	$—	$—		$33,805,832

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MID-CAP GROWTH FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$196,123,527	$196,123,527	$—	$—	$—
Investments Purchased with Proceeds From Securities Lending Collateral	31,234,388	—	—	—	31,234,388
Short-Term Investments	13,654,888	13,654,888	—	—	—
Total Investments*	$241,012,803	$209,778,415	$—	$—	$31,234,388

FOOL 100 FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$416,656,530	$416,656,530	$—	$—	$—
Rights	32,547	—	—	32,547	—
Investments Purchased with Proceeds From Securities Lending Collateral	21,230,044	—	—	—	21,230,044
Short-Term Investments	387,749	387,749	—	—	—
Total Investments*	$438,306,870	$417,044,279	$—	$32,547	$21,230,044

SMALL-CAP GROWTH FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$73,033,081	$73,033,081	$—	$—	$—
Investments Purchased with Proceeds From Securities Lending Collateral	17,127,093	—	—	—	17,127,093
Short-Term Investments	5,053,164	5,053,164	—	—	—
Total Investments*	$95,213,338	$78,086,245	$—	$—	$17,127,093

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CAPITAL EFFICIENCY FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$20,718,641	$20,718,641	$—	$—	$—
Short-Term Investments	17,495	17,495	—	—	—
Total Investments*	$20,736,136	$20,736,136	$—	$—	$—

NEXT FUND

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS MEASURED AT NET ASSET VALUE^
Common Stocks	$32,579,831	$32,579,831	$—	$—	$—
Short-Term Investments	85,879	85,879	—	—	—
Total Investments*	$32,665,710	$32,665,710	$—	$—	$—

*	Please refer to the Schedule of Investments for further details.

**	Value equals zero as of the end of the reporting period.

^

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no Level 3 transfers.

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USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Certain expenses are shared with The RBB Fund Trust (formerly, PENN Capital Funds Trust) (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory fees, are accrued daily and taken into account for the purpose of determining the NAV of each Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with tax regulations and recorded on ex dividend date. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Funds’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

UKRAINE-RUSSIA CONFLICT RISK — In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments, even beyond any direct exposure the Fund may have to issuers located in these countries.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

FOREIGN CURRENCY TRANSLATION — The books and records of the Funds are maintained in U.S. dollars as follows: (1) the values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments.

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OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

2. Investment Policies and Practices

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

TYPES OF FIXED-INCOME SECURITIES — Each Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by S&P Global Ratings (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

REAL ESTATE INVESTMENT TRUSTS — Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent.

FOREIGN SECURITIES — The Global Opportunities Fund and the Mid-Cap Growth Fund may invest in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities

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of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less-developed countries.

The purchase of securities denominated in foreign currencies will subject the value of the Funds’ investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Funds will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that a Fund plans to purchase or to sell. In certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Funds will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of a Fund’s total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or company evidencing ownership of the underlying securities of foreign issuers. EDRs and GDRs are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

PARTICIPATORY NOTES — A participatory note, as used by a Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted (or is impractical.) In countries where direct ownership by a foreign investor, such as a Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Funds’ investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Funds to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk.

While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.

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Participatory notes may not be traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

TEMPORARY INVESTMENTS — During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

3. INVESTMENT adviser and other services

Each Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management, LLC (the “Adviser”). Expenses of each Fund are deducted from the Fund’s total income before dividends are paid. Subject to the supervision of the Board, the Adviser manages the overall investment operations of each Fund in accordance with the Fund’s respective investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of the Investment Advisory Agreements between the Adviser and the Company on behalf of each Fund. The Adviser is a wholly-owned subsidiary of Motley Fool Investment Management, LLC, which is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders. Each Fund compensates the Adviser with a unitary management fee for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown on the following table. From the Advisory Fee, the Adviser pays most of the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

FUND	ADVISORY FEE
Global Opportunities Fund	0.85%
Mid-Cap Growth Fund	0.85%
Fool 100 Fund	0.50%
Small-Cap Growth Fund	0.85%
Capital Efficiency Fund	0.50%
Next Fund	0.50%

Effective December 3, 2021, the outstanding Investor Class Shares of the Global Opportunities Fund and Mid-Cap Growth Fund were converted into Institutional Class Shares of each Fund. Prior to that date, the Adviser had contractually agreed to maintain Expense Caps for Investor Class Shares and Institutional Class Shares of the Funds of 1.15% and 0.95%, respectively.

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AUGUST 31, 2022

During the current fiscal period, investment advisory fees accrued were as follows:

FUND	GROSS ADVISORY FEES	RECOUPMENT/ WAIVERS	NET ADVISORY FEES
Global Opportunities Fund	$4,720,440	$(9,581)	$4,710,859
Mid-Cap Growth Fund	2,259,426	26,071	2,285,497
Fool 100 Fund	2,481,677	—	2,481,677
Small-Cap Growth Fund	1,060,744	—	1,060,744
Capital Efficiency Fund	42,809	—	42,809
Next Fund	99,316	—	99,316

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Foreside Funds Distributors, LLC (“Foreside”) serves as the principal underwriter and distributor of the Global Opportunities Fund’s shares and Mid-Cap Growth Fund’s shares pursuant to a Distribution Agreement with RBB.

Quasar Distributors, LLC (“Quasar”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fool 100 Fund’s shares, Small-Cap Growth Fund’s shares, Capital Efficiency Fund’s shares and Next Fund’s shares pursuant to a Distribution Agreement with RBB.

Under the Fund’s unitary fee, the Adviser compensates Fund Services and the Custodian for its services provided.

DIRECTOR AND OFFICER COMPENSATION — The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. Until October 1, 2020, an employee of Vigilant Compliance, LLC served as Chief Compliance Officer of the Adviser. Neither the Funds nor the Company compensated this individual or Vigilant Compliance, LLC for the services provided to Motley Fool Asset Management. For Director and Officer compensation amounts, please refer to the Statements of Operations.

SHAREHOLDER SERVICING FEE — Prior to December 3, 2021, the Global Opportunities Fund and Mid-Cap Growth Fund had entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Adviser provides, or arranges for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, the Funds may pay servicing fees up to an annual rate of 0.20% of the average daily net assets of the Investor Shares. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining

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Notes to Financial Statements (continued)

AUGUST 31, 2022

shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. During the current fiscal period, the Funds incurred shareholder servicing fees as follows:

FUND	SHAREHOLDER SERVICING FEES
Global Opportunities Fund – Investor Shares	$121,437
Mid-Cap Growth Fund – Investor Shares	38,618

REDEMPTION FEE — Prior to January 1, 2018, the Global Opportunities Fund and Mid-Cap Growth Fund imposed a redemption fee of 2.00% on redemptions/exchanges of Fund shares held less than 90 days. The redemption fee was calculated as a percentage of the net asset value of the total redemption proceeds and was retained by the Funds and accounted for as additional paid-in capital. Effective January 1, 2018, the Funds have eliminated their redemption fees. Please see the Funds’ prospectus for more information.

TRANSACTIONS WITH AFFILIATES — Advisers to investment companies, including the Motley Fool Asset Management Funds, are permitted under 17a-7 of the 1940 Act to purchase or sell securities directly between affiliated clients. When affecting these “cross” transactions, Rule 17a-7 imposes restrictions on how the trades are processed and reported. The specified conditions within Rule 17a-7 are outlined in procedures established by or under the direction of the Board of Directors. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another Fund complies with Rule 17a-7 under the 1940 Act.

During the current fiscal period, the Funds did not engage in any security transactions with affiliates.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales and maturities of investment securities (excluding in-kind transactions and short-term investments) of the Funds were as follows:

FUND	PURCHASES	SALES
Global Opportunities Fund	$77,164,411	$79,251,506
Mid-Cap Growth Fund	5,590,638	27,297,252
Fool 100 Fund	75,047,564	75,328,819
Small-Cap Growth Fund	12,830,822	18,866,888
Capital Efficiency Fund	2,847,829	2,261,679
Next Fund	4,585,360	3,242,001

There were no purchases or sales of long-term U.S. Government Securities during the current fiscal period.

During the current fiscal period, aggregate purchases and sales and maturities of in-kind transactions of the Funds were as follows:

FUND	PURCHASES	SALES
Global Opportunities Fund	$—	$59,866,195
Mid-Cap Growth Fund	—	27,476,542
Fool 100 Fund	40,741,828	43,127,911
Small-Cap Growth Fund	2,650,775	48,711,747
Capital Efficiency Fund	23,586,806	1,158,288
Next Fund	38,243,694	341,628

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AUGUST 31, 2022

5. Federal Income tax information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. Since the Capital Efficiency Fund and Next Fund did not have a full fiscal year, the tax cost of investments is the same as noted in the Schedule of Investments.

As of August 31, 2022, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Global Opportunities Fund	$299,887,575	$193,641,843	$(26,974,236)	$166,667,607
Mid-Cap Growth Fund	154,978,563	95,591,547	(9,557,307)	86,034,240
Fool 100 Fund	346,104,539	123,076,386	(30,874,055)	92,202,331
Small-Cap Growth Fund	115,340,590	7,601,478	(27,728,730)	(20,127,252)
Capital Efficiency Fund	22,911,589	574,023	(2,749,476)	(2,175,453)
Next Fund	38,887,385	1,392,214	(7,613,889)	(6,221,675)

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2022, primarily attributable to foreign currency transactions and in-kind redemptions gains, were reclassified among the following accounts:

FUND	DISTRIBUTABLE EARNINGS/(LOSS)	PAID-IN CAPITAL
Global Opportunities Fund	$(26,462,033)	$26,462,033
Mid-Cap Growth Fund	(12,729,248)	12,729,248
Fool 100 Fund	(20,166,702)	20,166,702
Small-Cap Growth Fund	(12,327,921)	12,327,921
Capital Efficiency Fund	68,394	(68,394)
Next Fund	18,930	(18,930)

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Notes to Financial Statements (continued)

AUGUST 31, 2022

As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL Loss Carryover	Post October Losses and Qualified Late- Year losses	UNREALIZED APPRECIATION/ (DEPRECIATION)	Total
Global Opportunities Fund	$—	$330,055	$—	$—	$166,667,607	$166,997,662
Mid-Cap Growth Fund	—	—	—	(597,461)	86,034,240	85,436,779
Fool 100 Fund	982,823	—	(7,662,331)	—	92,202,331	85,522,823
Small-Cap Growth Fund	—	—	(953,492)	(381,671)	(20,127,252)	(21,462,415)
Capital Efficiency Fund	42,783	—	(43,550)	—	(2,175,453)	(2,176,220)
Next Fund	50,952	—	(230,350)	—	(6,221,675)	(6,401,073)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2022 and August 31, 2021 was as follows:

FUND	Tax year	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TOTAL
Global Opportunities Fund	2022	$13,281,199	$34,767,880	$48,049,079
	2021	254,531	38,103,932	38,358,463
Mid-Cap Growth Fund	2022	—	20,813,933	20,813,933
	2021	—	32,831,307	32,831,307
Fool 100 Fund	2022	309,330	1,016,460	1,325,790
	2021	1,067,239	562,320	1,629,559
Small-Cap Growth Fund	2022	—	3,829,540	3,829,540
	2021	454,925	7,916,932	8,371,857
Capital Efficiency Fund	2022	—	—	—
Next Fund	2022	—	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2022, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2022. The Mid-Cap Growth Fund and Small-Cap Growth Fund deferred $514,142 post October loss and $83,319 late-year loss and $185,190 post October loss and $196,481 late-year loss, respectively, which will be treated as arising on the first business day of the following fiscal year.

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Motley Fool Asset Management ETFs

Notes to Financial Statements (CONTINUED)

AUGUST 31, 2022

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2022, the Fool 100 Fund, Small-Cap Growth Fund, Capital Efficiency Fund and Next Fund had unexpiring short-term losses of $7,662,331, $953,492, $43,550 and $230,350, respectively.

6. SHARE TRANSACTIONS

Shares of the Global Opportunities Fund, Mid-Cap Growth Fund, Fool 100 Fund and Small-Cap Growth Fund are listed and trade on the Cboe BZX Exchange, Inc. Shares of the Capital Efficiency Fund and Next Fund are listed and trade on the NYSE, Arca, Inc. Market prices for the shares may be different from their NAV. Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of each Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from each Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for each Fund is $250, payable to the custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate each Fund for the transaction costs associated with the cash transactions. Variable fees received by each Fund, if any, are displayed in the capital shares transactions section of the Statements of Changes in Net Assets. Each Fund may issue an unlimited number of shares of beneficial interest, with $0.001 par value per share. Shares of each Fund have equal rights and privileges.

7. SECURITIES LENDING

The Funds may make secured loans of their portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 100% of the current market value of the loaned securities, as marked to market each day that the NAV of the Funds is determined. When the collateral falls below specified amounts, the Funds’ lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Funds will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Funds will bear the risk of loss of the invested collateral. Investments purchased with proceeds from securities lending are overnight and continuous. Securities lending will expose the Funds to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and cash collateral as of the end of the reporting period and the income generated from the program during the current fiscal period with respect to such secured loans were as follows:

FUND	MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
Global Opportunities Fund	$32,824,775	$33,805,832	$450,755
Mid-Cap Growth Fund	30,222,704	31,234,388	39,668
Fool 100 Fund	20,543,351	21,230,044	43,353
Small-Cap Growth Fund	16,722,909	17,127,093	34,085

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Motley Fool Asset Management ETFs

Notes to Financial Statements (continued)

AUGUST 31, 2022

Securities lending transactions are entered into by the Funds’ securities lending agent on behalf of the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds’ securities lending agent on behalf of the Funds under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds’ open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

				GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
FUND	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT[2]
Global Opportunities Fund	$32,824,775	$—	$32,824,775	$(32,824,775)	$—	$—
Mid-Cap Growth Fund	30,222,704	—	30,222,704	(30,222,704)	—	—
Fool 100 Fund	20,543,351	—	20,543,351	(20,543,351)	—	—
Small-Cap Growth Fund	16,722,909	—	16,722,909	(16,722,909)	—	—

[1]	Amount disclosed is limited to the amount of assets presented in the Statements of Assets and Liabilities. Actual collateral received may be more than the amount shown.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

8. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds are required to comply with Rule 18f-4 and have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 may require the Funds to observe more stringent requirements than were previously imposed by the 1940 Act, which could adversely affect the ability of the Funds to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the Funds’ performance and increase costs related to the Funds’ use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting

89

Motley Fool Asset Management ETFs

Notes to Financial Statements (CONCLUDED)

AUGUST 31, 2022

and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved new valuation procedures for the Funds.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

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Motley Fool Asset Management ETFs

Report of Independent Registered
Public Accounting Firm

To the Board of Directors of
The RBB Fund, Inc.
and the Shareholders of the Motley Fool ETFs

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Motley Fool Global Opportunities ETF (formerly MFAM Global Opportunities Fund), Motley Fool Mid-Cap Growth ETF (formerly MFAM Mid-Cap Growth Fund), Motley Fool 100 Index ETF, Motley Fool Small-Cap Growth ETF (formerly MFAM Small-Cap Growth ETF), Motley Fool Capital Efficiency 100 Index ETF, and Motley Fool Next Index ETF (the “Funds”), each a series of The RBB Fund, Inc., including the schedules of investments, as of August 31, 2022, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2022, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Motley Fool ETFs	Statement of operations	Statements of changes in net assets	Financial highlights
Motley Fool Global Opportunities ETF and Motley Fool Mid-Cap Growth ETF	For the year ended August 31, 2022	For each of the two years in the period ended August 31, 2022	For each of the five years in the period ended August 31, 2022
Motley Fool 100 Index ETF	For the year ended August 31, 2022	For each of the two years in the period ended August 31, 2022	For each of the four years in the period ended August 31, 2022 and for the period January 29, 2018 (commencement of operations) through August 31, 2018
Motley Fool Small-Cap Growth ETF	For the year ended August 31, 2022	For each of the two years in the period ended August 31, 2022	For each of the three years in the period ended August 31, 2022 and for the period October 29, 2018 (commencement of operations) through August 31, 2019
Motley Fool Capital Efficiency 100 Index ETF and Motley Fool Next Index ETF	For the period December 30, 2021 (commencement of operations) through August 31, 2022	For the period December 30, 2021 (commencement of operations) through August 31, 2022	For the period December 30, 2021 (commencement of operations) through August 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over

91

Motley Fool Asset Management ETFs

Report of Independent Registered
Public Accounting Firm (CONCLUDED)

financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 28, 2022

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Motley Fool Asset Management ETFs

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable period ended August 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. During the fiscal year ended August 31, 2022, the following dividends and distributions were paid by the Funds:

FUND	ORDINARY INCOME	LONG-TERM capital gain
Global Opportunities Fund	$ 13,281,199	$ 34,767,880
Mid-Cap Growth Fund	—	20,813,933
Fool 100 Fund	309,330	1,016,460
Small-Cap Growth Fund	—	3,829,540
Capital Efficiency Fund	—	—
Next Fund	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2022 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

Global Opportunities Fund	100.00%
Mid-Cap Growth Fund	0.00%
Fool 100 Fund	100.00%
Small-Cap Growth Fund	0.00%
Capital Efficiency Fund	0.00%
Next Fund	0.00%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Funds are as follows:

Global Opportunities Fund	14.42%
Mid-Cap Growth Fund	0.00%
Fool 100 Fund	100.00%
Small-Cap Growth Fund	0.00%
Capital Efficiency Fund	0.00%
Next Fund	0.00%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

93

Motley Fool Asset Management ETFs

Notice to Shareholders

(Unaudited)

Information on Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (888) 863-8803; and (ii) on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT are available on the SEC’s website at http://www.sec.gov.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between Motley Fool Asset Management, LLC (“MFAM”) and the Company (the “Investment Advisory Agreements”) on behalf of the Motley Fool 100 Index ETF and the Motley Fool Small-Cap Growth ETF (for this section only, each a “Fund” and collectively the “Funds”), at a meeting of the Board held on May 11-12, 2022 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangements. In approving the Investment Advisory Agreement, the Board considered information provided by MFAM with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and MFAM with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of MFAM’s services provided to the Funds; (ii) descriptions of the experience and qualifications of MFAM’s personnel providing those services; (iii) MFAM’s investment philosophies and processes; (iv) MFAM’s assets under management and client descriptions; (v) MFAM’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) MFAM’s advisory fee arrangement with the Company and other similarly managed clients; (vii) MFAM’s compliance policies and procedures; (viii) MFAM’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Broadridge/Lipper comparing each Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Funds to the performance of their respective benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by MFAM. The Directors concluded that MFAM had substantial resources to provide services to the Funds and that MFAM’s services had been acceptable.

The Directors also considered the investment performance of the Funds and MFAM. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper Groups was acceptable.

The Directors then noted the performance of the Motley Fool 100 Index ETF. The Directors considered that because the Fund was designed to track the performance of its index, the relevant consideration was the extent to which the Fund tracked its index before fees and expenses. The Board also noted that the performance of the index did not take into account the expenses incurred when purchasing or selling securities, which expenses would lower the performance of a fund seeking to replicate some or all of the holdings of the index. The Board noted that for the year-to-date, one-year, three-year and since-inception periods ended March 31, 2022, the Fund’s performance was in line with its index before fees and expenses. The Directors also noted that the Motley Fool 100 Index ETF ranked in the 1st quintile in its Lipper Performance Group for the two-year, three-year, and since-inception periods ended December 31, 2021.

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Motley Fool Asset Management ETFs

Notice to Shareholders (CONTINUED)

(Unaudited)

Finally, the Directors noted the MFAM Small-Cap Growth ETF had outperformed its benchmark for the three-year and since-inception periods, and underperformed its benchmark for the year-to-date and one-year periods, each ended March 31, 2022. The Directors also noted that the MFAM Small-Cap Growth ETF ranked in the 1st quintile in its Lipper Performance Group for the two-year period, and in the 5th quintile for the one-year period, each ended December 31, 2021.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for ETFs advised by other, unaffiliated investment advisory firms.

The Directors noted that each of the actual advisor fee and total expenses of the Motley Fool 100 Index ETF ranked in the 5th quintile of its Lipper Expense Universe.

The Directors noted that the actual advisor fee of the MFAM Small-Cap Growth ETF ranked in the 5th quintile of its Lipper Expense Group, and that the total expenses of the MFAM Small-Cap Growth ETF ranked in the 4th quintile of its Lipper Expense Group.

The Board also took into consideration that the advisory fee for the Motley Fool 100 Index ETF and the MFAM Small-Cap Growth ETF was a “unitary fee,” meaning those Funds paid no expenses other than the advisory fee and certain other costs such as interest, brokerage and extraordinary expenses. The Board noted that MFAM continued to be responsible for compensating the Company’s other service providers and paying other expenses of the Motley Fool 100 Index ETF and the MFAM Small-Cap Growth ETF out of its own fees and resources.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering MFAM’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one year period ending August 16, 2023.

Liquidity Risk Management Program

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Funds. The Programs seek to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Liquidity Risk Management Committee of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of each Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from July 1, 2021 to December 31, 2021 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of each Fund’s trading environment and reasonably anticipated trading size; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that each Fund either held a percentage of highly liquid assets above its highly liquid investment minimum at all times during the Period or did not require the establishment of a highly liquid investment minimum; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

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Directors and Executive Officers

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Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 89	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	55	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 55	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	55

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 56	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	55

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

100

Motley Fool Asset Management ETFs

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(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 1997, Consultant, financial services organizations.	55

IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021); Kalmar Pooled Investment Trust (registered investment company) (until September 2017).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Chairman Director	2005 to present 1991 to present	Retired.	55	EIP Investment Trust (registered investment company) (until August 2022).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 62	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	55

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	55	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	55	None.
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 63	President	Since August 2022	From 2011 to 2021, Executive Vice President, PIMCO Investments LLC.	N/A	N/A

101

Motley Fool Asset Management ETFs

Directors and Officers (CONTINUED)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center. Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 59	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Director of Marketing & Business Development	2019 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (an investment advisory firm).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A

102

Motley Fool Asset Management ETFs

Directors and Officers (CONCLUDED)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 63	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 43	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 55 portfolios of the fund complex, consisting of the series in the Company and The RBB Fund Trust (7 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

103

Investment Adviser

Motley Fool Asset Management, LLC
2000 Duke Street
Suite 275
Alexandria, VA 22314

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Principal Underwriters

Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Foreside Funds Distributors, LLC
899 Cassatt Road
400 Berwyn Park, Suite 110
Berwyn, PA 19312

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
Two Liberty Place
50 S 16th St. Suite 2900
Philadelphia, PA 19102-2529

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

104

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Optima Strategic Credit Fund

of

THE RBB FUND, INC.

Annual Report

August 31, 2022

Optima Strategic Credit Fund

Annual Investment Adviser’s Report	1
Performance Data	2
Fund Expense Example	3
Portfolio Holdings Summary Table	4
Portfolio of Investments	5
Statement of Assets And Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes To Financial Statements	10
Report of Independent Registered Public Accounting Firm	18
Shareholder Tax Information	19
Other Information	20
Company Management	22
Privacy Notice	26

Optima Strategic Credit Fund

Annual Investment Adviser’s Report

August 31, 2022 (Unaudited)

September 20, 2022

Dear Shareholder,

Optima Strategic Credit Fund (“Fund”) commenced operations on December 29, 2021. Fixed income and credit markets were broadly lower through August 31, 2022, with the iBoxx USD Liquid High Yield Index TR falling -11.12% and the Bloomberg US Universal Total Return Index down -11.07%. The Fund’s systematic model favored a “risk-off” environment throughout 2022 by investing in short-duration, high quality 3-month to 1-year U.S. treasury bills.

One-year U.S. treasury bills spiked from 0.4% yield at the beginning of 2022 to 3.5% yield as/of 8/31/2022. Due to these broadly rising treasury yields, the Fund returned -1.10% during the fiscal period ended August 31, 2022.

If the risk model changes to risk-on, the Fund will strategically allocate from short-duration treasuries to higher-yielding credit in an effort to increase yield and take advantage of capital appreciation. However, we currently assess a low probability of the environment changing in the near term, and the Fund will remain risk-off until the model forecasts improved conditions.

Sincerely,

Optima Asset Management LLC (the “Adviser”) and Anthony Capital Management, LLC (the “Sub-Adviser”), as reported by Doug Reich, the Portfolio Manager

The Bloomberg US Universal Index represents the union of the US Aggregate Index, US Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, US Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some US Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. These securities are not doublecounted in the index. The U.S. Universal index was created on January 1, 1999, with index history backfilled to January 1, 1990. It is not possible to invest directly in an index.

The the iBoxx USD Liquid High Yield Index is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United Sates. The index is designed to provide a broad representation of the U.S. dollar-denominated high yield liquid corporate bond market.

The duration of a financial asset that consists of fixed cash flows, such as a bond, is the weighted average of the times until those fixed cash flows are received. When the price of an asset is considered as a function of yield, duration also measures the price sensitivity to yield, the rate of change of price with respect to yield, or the percentage change in price for a parallel shift in yields.

Must be preceded or accompanied by a prospectus.

Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The fund is non-diversified and may concentrate its assets in fewer holdings than a diversified fund, therefore exposing the fund to more individual security volatility than a diversified fund.

1

Optima Strategic Credit Fund

Performance Data

August 31, 2022 (Unaudited)

Comparison of Change in Value of $10,000 Investment in Optima Strategic Credit Fund Founders Class
vs. iBoxx USD Liquid High Yield Index

Average Annual Total Returns for the Period Ended August 31, 2022
Since Inception(1)
Optima Strategic Credit Fund	-1.10%
iBoxx USD Liquid High Yield Index(2)(3)	-11.11%
Fund Expense Ratio(4)	1.18%

(1)	Inception date of the Founders Class Shares of the Fund was December 29, 2021.

(2)	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

(3)

The iBoxx USD Liquid High Yield Index seeks to accurately and objectively replicate the USD High Yield Corporate Bond Market by utilizing multi-source independent pricing and quality tested reference data. The index consists of liquid USD high yield bonds and is subject to monthly rebalancing and daily total return calculations to maintain a high quality rendering of bond market performance. The index is market-value weighted with an issuer cap of 3%.

(4)

The expense ratios of the Fund are set forth according to the Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratios.

The performance quoted reflects fee waivers in effect and would have been less in their absence. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes) to 1.25% of the Fund’s average daily net assets attributable to Founders Class Shares. This contractual limitation is in effect until December 31, 2022 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. Please see the Financial Highlights for current figures.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investments will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

2

Optima Strategic Credit Fund

Fund Expense Example

August 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2022 through August 31, 2022, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any). Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Founders Class Shares
	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-month Total Investment Return for the Fund
Actual	$ 1,000.00	$ 990.00	$6.27	1.25%	-1.00%
Hypothetical (5% return before expenses)	1,000.00	1,000.00	6.30	1.25%	N/A

*

Expenses are equal to the Fund’s annualized expense ratio for the period March 1, 2022 to August 31, 2022, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. The Fund’s ending account value on the first line in the table is based on the actual six-month total investment return for the Fund.

3

Optima Strategic Credit Fund

Portfolio Holdings Summary Table

August 31, 2022 (Unaudited)

The following table presents a summary of the portfolio holdings of the Fund:

	% of Net Assets	Value
SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	87.4%	$35,901,450
Money Market Deposit Account	2.6	1,083,635
OTHER ASSETS IN EXCESS OF LIABILITIES	10.0	4,117,235
NET ASSETS	100.0%	$41,102,320

Portfolio holdings are subject to change at any time.

Refer to the Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the financial statements.
4

Optima Strategic Credit Fund

Portfolio of Investments

August 31, 2022

	Coupon*	Maturity Date	Par (000’s)	Value
SHORT-TERM INVESTMENTS —90.0%
U.S. TREASURY OBLIGATIONS — 87.4%
United States Treasury Bill	2.263%	10/13/22	1,000	$997,305
United States Treasury Bill	2.507%	12/29/22	2,500	2,475,429
United States Treasury Bill	2.922%	02/02/23	7,000	6,906,678
United States Treasury Bill(b)	1.480%	02/23/23	7,000	6,890,850
United States Treasury Bill	1.620%	03/23/23	13,000	12,790,163
United States Treasury Bill	2.856%	06/15/23	5,000	4,872,943
United States Treasury Bill	3.235%	08/10/23	1,000	968,082
TOTAL U.S. TREASURY OBLIGATIONS (Cost $36,088,050)				35,901,450

	Number of Shares (000’s)
MONEY MARKET DEPOSIT ACCOUNT — 2.6%
U.S. Bank Money Market Deposit Account, 2.00%(a)	1,084	1,083,635
TOTAL MONEY MARKET DEPOSIT ACCOUNT
(Cost $1,083,635)		1,083,635

TOTAL SHORT-TERM INVESTMENTS — 90.0%
(Cost $37,171,685)		36,985,085

OTHER ASSETS IN EXCESS OF LIABILITIES — 10.0%		4,117,235
NET ASSETS — 100.0%		$41,102,320

*	Short-term investments’ coupon reflects the annualized yield on the date of purchase for discounted investments.

(a)	The rate shown is as of August 31, 2022.

(b)	As of August 31, 2022 a portion of the security is held as collateral in the amount of $5,918,888

The accompanying notes are an integral part of the financial statements.
5

Optima Strategic Credit Fund

Statement of Assets And Liabilities

August 31, 2022

ASSETS
Short-term investments, at value (cost $37,171,685)	$36,985,085
Cash and cash equivalents	4,010,526
Deposit at broker for futures	160,446
Receivables for:
Interest	2,152
Prepaid expenses and other assets	23,517
Total assets	41,181,726

LIABILITIES
Payables for:
Advisory fees	27,484
Blue sky fees	20,336
Audit expenses	19,214
Administration and accounting services fees	5,657
Other accrued expenses and liabilities	6,715
Total liabilities	79,406
Net assets	$41,102,320

NET ASSETS CONSIST OF:
Par value	$4,154
Paid-in capital	41,282,341
Total distributable earnings/(losses)	(184,175)
Net assets	$41,102,320

FOUNDERS CLASS SHARES:
Net assets	$41,102,320
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	4,154,403
Net asset value, offering and redemption price per share	$9.89

The accompanying notes are an integral part of the financial statements.
6

Optima Strategic Credit Fund

Statement of Operations

For the Period Ended August 31, 2022*

INVESTMENT INCOME
Interest	$188,730
Total investment income	188,730
EXPENSES
Advisory fees (Note 2)	62,570
Offering costs	49,884
Administration and accounting services fees (Note 2)	26,890
Registration and filing fees	25,773
Audit fees and tax services	19,714
Transfer agent fees (Note 2)	16,054
Printing and shareholder reporting fees	7,064
Custodian fees (Note 2)	1,199
Legal fees	145
Other expenses	4,295
Broker interest expense	29,028
Total expenses before waivers and/or reimbursements	242,616
Less: waivers and/or reimbursements (Note 2)	(57,163)
Net expenses after waivers and/or reimbursements	185,453
Net investment income/(loss)	3,277
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	(852)
Net change in unrealized appreciation/(depreciation) on investments	(186,600)
Net realized and unrealized gain/(loss) on investments	(187,452)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(184,175)

*	Inception date of the Fund was December 29, 2021.

The accompanying notes are an integral part of the financial statements.
7

Optima Strategic Credit Fund

Statement of Changes in Net Assets

For the Period Ended August 31, 2022*
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$3,277
Net realized gain/(loss) from investments	(852)
Net change in unrealized appreciation/(depreciation) on investments	(186,600)
Net increase/(decrease) in net assets resulting from operations	(184,175)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	41,719,542
Proceeds from reinvestment of distributions	—
Shares redeemed	(433,047)
Net increase/(decrease) in net assets from capital share transactions	41,286,495
Total increase/(decrease) in net assets	41,102,320
NET ASSETS:
Beginning of period	—
End of period	$41,102,320
SHARE TRANSACTIONS:
Shares sold	4,197,861
Shares reinvested	—
Shares redeemed	(43,458)
Net increase/(decrease) in shares outstanding	4,154,403

*	Inception date of the Fund was December 29, 2021.

The accompanying notes are an integral part of the financial statements.
8

Optima Strategic Credit Fund

Financial Highlights

Contained below is per share operating performance data for Founders Class outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	For the Period December 29, 2021(1) to August 31, 2022
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income/(loss)(2)	—
Net realized and unrealized gain/(loss) from investments	(0.11)
Net increase/(decrease) in net assets resulting from operations	(0.11)
Net asset value, end of period	$9.89
Total investment return/(loss)(3)	(1.10	)%(4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,102
Ratio of expenses to average net assets with waivers and/or reimbursements	1.48	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements	1.94	%(5)
Ratio of expenses to average net assets with waivers and reimbursements (excluding interest expense)	1.25	%(5)
Ratio of expenses to average net assets without waivers and reimbursements (excluding interest expense)	1.71	%(5)
Ratio of net investment income/(loss) to average net assets	0.03	%(5)
Portfolio turnover rate	0	%(4)

(1)	Inception date of the Founders Class Shares of the Fund was December 29, 2021.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of the period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of the financial statements.
9

Optima Strategic Credit Fund

Notes To Financial Statements

August 31, 2022

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has forty-eight separate investment portfolios, including the Optima Strategic Credit Fund (the “Fund”), which commenced investment operations on December 29, 2021. The Fund is authorized to offer two classes of shares, Founders Class Shares and Investor Class Shares. Investor Class Shares have not yet commenced operations as of the end of the reporting period.

RBB has authorized capital of one hundred billion shares of common stock of which 90.023 billion shares are currently classified into two hundred and eleven classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of the Fund is to seek total return.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The end of the reporting period for the Fund is August 31, 2022, and the period covered by these Notes to Financial Statements is the since inception period from December 29, 2021 through August 31, 2022 (the “current fiscal period”).

Portfolio Valuation — The Fund values its investments at fair value. The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 –	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 –	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

10

Optima Strategic Credit Fund

Notes To Financial Statements (Continued)

August 31, 2022

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Total	Level 1	Level 2	Level 3
Short-Term Investments	$36,985,085	$1,083,635	$35,901,450	$—
Total Investments*	$36,985,085	$1,083,635	$35,901,450	$—

*	Please refer to the Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The (formerly, PENN Capital Funds Trust) (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

11

Optima Strategic Credit Fund

Notes To Financial Statements (Continued)

August 31, 2022

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains (including net short-term capital gains), if any, are distributed by the Fund at least annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income.

Coronavirus (COVID-19) — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Ukraine-Russia Conflict Risk — In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments, even beyond any direct exposure the Fund may have to issuers located in these countries.

Active Management Risk — The Fund is subject to management risk as an actively-managed investment portfolio. The Fund’s ability to achieve its investment objective depends on the investment skill and ability of the Sub-Adviser and on the Sub-Adviser’s ability to correctly identify economic trends.

Cash Positions Risk — The Fund may hold a significant position in cash and/or cash equivalent securities. When the Fund’s investment in cash or cash equivalent securities increases, the Fund may not participate in market advances or declines to the same extent that it would if the Fund were more fully invested in other securities.

Counterparty Risk — Counterparty risk is the risk that the other party(s) to an agreement or a participant to a transaction might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

Credit Risk — Credit risk is the risk that an issuer or other obligated party of a debt security may be unable or unwilling to make interest and principal payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor, or counterparty.

Cyber Security Risk — Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Adviser, Sub-Adviser, custodian, transfer agent, distributor and/or other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund

12

Optima Strategic Credit Fund

Notes To Financial Statements (Continued)

August 31, 2022

investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and its Adviser and Sub-Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

Fixed Income Securities Risk — Fixed income securities in which the Fund or an Underlying Fund may invest are subject to certain risks, including: interest rate risk, prepayment risk and credit/default risk. Interest rate risk involves the risk that prices of fixed income securities will rise and fall in response to interest rate changes. Prepayment risk involves the risk that in declining interest rate environments prepayments of principal could increase and require the Fund or an Underlying Fund to reinvest proceeds of the prepayments at lower interest rates. Credit risk involves the risk that the credit rating of a security may be lowered.

Government Intervention and Regulatory Changes — The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) significantly revised and expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions including, but not limited to, those authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes resulting from legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

In addition, in October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. These rules could have a substantial effect on the ability of the Fund to implement fully its investment strategy, as described herein, which may limit the Fund’s ability to achieve its objective.

High Yield Securities — High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk, speculative investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Interest Rate Risk— Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Sub-Adviser. It is likely there will be less governmental action in the near future to maintain low interest rates. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments and may also affect the liquidity of fixed income securities and instruments held by the Fund. Recent and any future declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield, and a decline in the Fund’s share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Cash and Cash Equivalents —The Fund maintains cash in bank deposit accounts which, at times may exceed United States federally insured limits and is classified as Cash and Cash Equivalents on the Statement of Assets and Liabilities.

13

Optima Strategic Credit Fund

Notes To Financial Statements (Continued)

August 31, 2022

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Optima Asset Management LLC serves as the investment adviser for the Fund. Anthony Capital Management, LLC serves as the investment sub-adviser to the Fund. Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Fund, primarily in the form of oversight of the Sub-Adviser pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Company on behalf of the Fund. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the“Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table. The Adviser compensates the Sub-Adviser out of the Advisory Fee.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to the rates (“Expense Cap”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2022 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after December 31, 2022.

Advisory Fee	Expense Cap
Founders Class
0.50%	1.25%

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed were as follows:

Gross Advisory Fees	Waivers and/or Reimbursements	Net Advisory Fees
$62,570	$(57,163)	$5,407

If at any time the Fund’s total annual fund operating expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes) for a year are less than the relevant share class’s Expense Cap, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

As of the end of the reporting period, the Fund had amounts available for recoupment as follows:

Expiration
AUGUST 31, 2025
$57,163

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

14

Optima Strategic Credit Fund

Notes To Financial Statements (Continued)

August 31, 2022

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. Director And Officer Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated by the Fund for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Fund or the Company. As of the end of the reporting period, there were no director and officer fees charged or paid by the Fund.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases or sales of investment securities or long-term U.S. Government securities (excluding short-term investments) by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2022, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$37,171,685	$—	$(186,600)	$(186,600)

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:

15

Optima Strategic Credit Fund

Notes To Financial Statements (Continued)

August 31, 2022

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Qualified Late-Year Losses	Other Temporary Differences
$3,277	$—	$(186,600)	$(852)	$—	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains, if applicable, are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2022 were as follows:

	Ordinary Income	Long-Term Gains	Total
2022	$—	$—	$—

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2022, the Fund had unexpiring short-term losses of $852 to offset future capital gains.

6. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 may require the Fund to observe more stringent requirements than were previously imposed by the 1940 Act, which could adversely affect the ability of the Fund to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved new valuation procedures for the Fund.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

16

Optima Strategic Credit Fund

Notes To Financial Statements (Concluded)

August 31, 2022

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

17

Optima Strategic Credit Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Optima Strategic Credit Fund and
Board of Directors of The RBB Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Optima Strategic Credit Fund (the “Fund”), a series of The RBB Fund, Inc., as of August 31, 2022, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period December 29, 2021 (commencement of operations) through August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodians and broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 28, 2022

18

Optima Strategic Credit Fund

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2022. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022. During the fiscal year ended August 31, 2022, the Fund paid no ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Fund is 0%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023. Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

19

Optima Strategic Credit Fund

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (866) 239-2026 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Liquidity Risk Management Program

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Adviser as the program administrator for the Adviser Program. The Adviser has delegated oversight of the Adviser Program to an employee of the Adviser, whose process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from December 29, 2021 to December 31, 2021 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund did not require the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) the processes, technologies and third-party vendors that will be used to assess, manage, and/or periodically review the Fund’s Liquidity Risk; and (vii) that the Programs operated adequately during the Period. The Report noted that certain items were not analyzed as the Fund had recently launched.

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

20

Optima Strategic Credit Fund

Other Information (Concluded)

(Unaudited)

Approval of Investment Advisory Agreement — Optima Strategic Credit Fund

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company,as that term is defined in the 1940 Act (the “Independent Directors”), considered the approval of the investment advisory agreement between the Adviser and the Company (the “Investment Advisory Agreement”) on behalf of the Fund and the approval of the sub-advisory agreement between the Adviser, the Company and the Sub-Adviser (the “Sub-Advisory Agreement”), at a meeting of the Board held on December 15, 2021 (for this section only, the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Sub-Advisory Agreement for an initial period ending August 16, 2023. In approving the Investment Advisory Agreement and the Sub-Advisory Agreement, the Board considered information provided by the Adviser and the Sub- Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the approval of the Investment Advisory Agreement and Sub-Advisory Agreement, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services to be provided to the Fund by the Adviser and Sub-Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) the Adviser’s and Sub-Adviser’s investment philosophies and processes; (iv) the Adviser and Sub-Adviser’s assets under management and client descriptions; (v) the Adviser’s and Sub-Adviser’s soft dollar commission and trade allocation policies; (vi) the Adviser’s and Sub-Adviser’s advisory fee arrangements and other similarly managed clients, as applicable; (vii) the Adviser’s and Sub-Adviser’s compliance procedures; (viii) the Adviser’s and Sub-Adviser’s financial information and insurance coverage and profitability analysis relating to providing services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; and (x) a report prepared by Broadridge/Lipper comparing the Fund’s proposed management fees and total expense ratio to those of its Lipper Group. The Directors noted that the Fund had not yet commenced operations, and consequently there was no performance information to review with respect to the Fund.

As part of their review, the Directors considered the nature, extent and quality of the services proposed to be provided by the Adviser and Sub-Adviser. The Directors concluded that the Adviser and Sub-Adviser had sufficient resources to provide services to the Fund.

The Board also considered the advisory fee rate payable by the Fund under the proposed Investment Advisory Agreement and Sub-Advisory Agreement. In this regard, information on the fees to be paid the Fund and the Fund’s expected total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the fees would be paid directly by the Sub-Adviser and not by the Fund. The Directors also noted that the Adviser had contractually agreed to waive its management fee and reimburse expenses for at least one year to limit total annual operating expenses to agreed upon levels for each class of the Fund.

After reviewing the information regarding the Adviser’s and Sub-Adviser’s estimated costs, profitability and economies of scale, and after considering the services to be provided by the Adviser and Sub-Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to the Adviser and sub-advisory fees to be paid to the Sub-Adviser were fair and reasonable and that the Investment Advisory Agreement and Sub-Advisory Agreement should be approved for an initial period ending August 16, 2023.

21

Optima Strategic Credit Fund

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (844) 261-6484.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Independent Directors
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 89	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	55	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 55	Director	2012 to present	Since 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); from 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	55

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios)(registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 56	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	55

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

22

Optima Strategic Credit Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 1997, Consultant, financial services organizations.	55

IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance); Kalmar Pooled Investment Trust (registered investment company) (until September 2017).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Chairman Director	2005 to present 1991 to present	From 2006-2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	55	Independent Trustee of EIP Investment Trust (registered investment company) (until August 2022).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 62	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm).	55

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	55	Reich and Tang Group (asset management) (until 2015).
Interested Director[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	55	None
Officers
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 63	President	Since August 2022	From 2011 to 2021, Executive Vice President, PIMCO Investments LLC.	N/A	N/A

23

Optima Strategic Credit Fund

Company Management (Continued)

(Unaudited)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 59	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company). ; since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Director of Marketing & Business Development	2019 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (an investment advisory firm).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 63	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 43	Assistant Secretary	2017 to present	Partner, Faegre Drinker Biddle & Reath LLP (law firm) (2017-Present); Faegre Drinker Biddle & Reath LLP (2006-Present).	N/A	N/A

*	Each Director oversees 55 portfolios of the fund complex, consisting of the series in the Company and The RBB Fund Trust (7 portfolios).

24

Optima Strategic Credit Fund

Company Management (Concluded)

(Unaudited)

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

25

Privacy Notice

FACTS	WHAT DOES OPTIMA ASSET MANAGEMENT LLC (“OPTIMA”) DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Optima is committed to maintaining the privacy of individuals whose personal information is held at Optima including current and former individual clients (whether invested in an Optima sponsored investment vehicle (“Optima Fund”) or otherwise), and other intermediaries with whom we conduct business.

Optima, an independent administrator of an Optima Fund and any other permitted recipient of personal information acting on behalf of Optima, may use personal information relating to you for the following purposes:

● confirm your identity and/or the source of funds in order to comply with applicable “know your client”, anti-money laundering, anti-terrorist financing and similar laws, regulations and policies and to determine whether you are a “politically exposed person”;

● comply with agreements, legislation, treaties, instructions or guidance on the collection and/or sharing or exchange of tax-related information;

● confirm whether you are a “bad actor” under Rule 506 of Regulation D of the United States Securities Act of 1933;

● verify your eligibility to become an investor in an Optima Fund;

● confirm your identity in order to confirm your authority to sign legal documents in relation to an Optima Fund (including but not limited to any subscription agreement, partnership agreement and side letter);

● managing, operating and administering an Optima Fund in accordance with its governing documents and applicable laws, regulations and policies;

● making legal, regulatory, tax or other filings in relation to an Optima Fund, its investments, its investors, Optima itself and/or any of their associates;

● to facilitate, support and/or enhance Optima’s and an independent administrator’s operations and functions in connection with an Optima Fund; and

● for any other purpose that Optima reasonably determines is necessary or desirable in connection with the business of an Optima Fund.

Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. Personal information may be sent by you to Optima or to an independent administrator of an Optima Fund with respect to your subscription for, or holding of, an interest in an Optima Fund, or opening of a separately managed advisory account.

This information can include:

● Social security or taxpayer identification number

● Income

● Assets

● Bank account details

● Criminal history and other security related matters[1]

● Transaction history

HOW?

For the reasons outlined above, Optima needs to share customers’ personal information to run its everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Optima chooses to share, and whether you can limit this sharing.

26

Reasons we can share your personal information	Does Optima Share?	Can you limit this sharing?
For our everyday business purpose — such as processing your transactions, maintaining your accounts or responding to regulatory requests	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For our affiliates’ everyday business — information about your transactions, balances and experience	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Contact Optima’s Chief Compliance Officer by telephone at 212-484-3080, by email at ragnar.gearhart@optima.com or by mail at 10 East 53rd Street, New York NY 10022, U.S.A. Please note: If you are a new customer, we can begin sharing your information immediately upon receipt of your personal information. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Contact Optima’s Chief Compliance Officer by telephone at 212-484-3080, by email at ragnar.gearhart@optima.com or by mail at 10 East 53rd Street, New York NY 10022, U.S.A.
What we can do
How does Optima protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include, among other things, computer safeguards including encryption, and secured files and buildings

How does Optima collect my personal information?

We collect your personal information, for example, when you:

● Enter into an advisory agreement or execute a subscription agreement

● Seek financial advice

● Make additions to, or withdrawals from, your account

● Give us information about your investment portfolio

● Tell us personal information about you, your family, and your employment history

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● sharing for affiliates’ everyday business purposes

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies. Optima’s affiliates include Forbes Family Trust and its subsidiaries and Stanhope Capital Group SA and its subsidiaries.

Nonaffiliates	Companies not related by common ownership and control. They can be financial and non-financial companies.

27

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Investment Adviser
Optima Asset Management LLC
10 East 53rd Street
New York, New York 10022

Sub-Adviser
Anthony Capital Management, LLC
421 George Street, Suite 206
De Pere, Wisconsin 54115

Administrator and Transfer Agent
U.S. Bank Global Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter
Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

OSCF-AR22

SGI U.S. LARGE CAP EQUITY FUND

SGI U.S. SMALL CAP EQUITY FUND

SGI GLOBAL EQUITY FUND

SGI PRUDENT GROWTH FUND

SGI PEAK GROWTH FUND

SGI SMALL CAP CORE FUND
(formerly, SGI Small Cap Growth Fund)

of

The RBB Fund, Inc.

ANNUAL REPORT

August 31, 2022

This report is submitted for the general information of the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Funds.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report
AUGUST 31, 2022 (UNAUDITED)

SGI U.S. Large Cap Equity Fund
Class I Shares: SILVX
Class A Shares: LVOLX
Class C Shares: SGICX

Dear Shareholder:

Established in 2010, Summit Global Investments, LLC (“SGI”) was founded to bring enhanced risk management to institutions, advisors, and families. SGI’s strategies utilize a distinct quantitative and fundamental analysis with a goal to invest in outstanding companies with the least potential for downside risks.

In 2022, downside protection has been front and center. The market has several risks coming to bear, the war in Ukraine, supply chain issues, expensive valuations, high inflation, rising rates and policy shifts of the U.S. Federal Reserve. With each rate hike, the U.S. Federal Reserve would ‘pivot’ and talk about how the market inflation is not that bad. As inflation has continued to rise throughout the year, the pivot is getting less and less effective and with even more painful inflation ahead, the pivot may go away entirely. This may take the “Fed Put” away from the market. Like a baby without its prized pacifier, the market may react poorly. The good news is that I don’t see many adults with pacifiers in their mouths. The market may have to grow up and realize the U.S. Federal Reserve, the government, or other actions will not save it. What will ultimately save companies are products that we all need and want, products that make a difference, products, and services that consumers cannot do without. Companies that provide such products and services will be those that are able to ‘ride out’ inflation and tend to have better balance sheets and stronger cash flows. We believe companies with productive workforces and, ultimately, companies with less downside risk, inflation risk and geopolitical risk, will come out at the end of the pacifier stage on top.

Everyone at SGI is 100% committed to doing everything we can to ensure your investments perform as designed. If you have any doubt or any questions, please do not hesitate to reach out to me directly or to the team collectively.

Sincerely,

David Harden

Highlights

●

The SGI U.S. Large Cap Equity Fund - Class I Shares returned -10.71% on a net basis[1] in the twelve months ended August 31, 2022. The fund underperformed its benchmark, the S&P 500 Low Volatility Index, which increased 0.84% during the same period. For comparative purposes, the S&P 500 Index returned -11.23%.

●	Overall stock selection 80% of the fund’s relative underperformance versus the benchmark.

●	The Energy sector exposure contributed the most to relative returns.

●	The fund’s significant underweight to the defensive Utilities sector detracted from relative returns versus the benchmark.

INVESTMENT OBJECTIVE

The fund seeks to outperform the S&P 500 Index over a market cycle while reducing overall volatility.

[1]	Net return is the return after all fees and expenses.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2022 (UNAUDITED)

FUND COMMENTARY

How did the fund perform in the past twelve months?

The SGI U.S. Large Cap Equity Fund - Class I Shares returned -10.71% on a net basis1 in the twelve-month period ended August 31, 2022. The fund lagged its benchmark, the S&P 500 Low Volatility Index, which gained 0.84% during the same period. For comparative purposes, the S&P 500 Index returned -11.23%. Performance of other share classes will differ. Please see the prospectus for details.

What factors influenced the fund’s performance?

Overall, stock selection accounted for 90% of the fund’s relative underperformance versus the benchmark while sector positioning accounted for the remainder.

The Information Technology sector was the largest detracting sector accounting for 42% of the fund’s relative underperformance. Within this sector, 82% of the underperformance was from stock selection and the remainder was from the significant overweight relative to the benchmark. The three worst contributing companies in the Information Technology sector were: Adobe Inc. -43.73%, Qorvo Inc. -41.16%, %, and Intuit Inc. -23.30%.

The Consumer Discretionary sector was the next largest detracting sector accounting for 31% of the fund’s relative underperformance. Within this sector, 82% of the underperformance was from stock selection and the remainder was from the significant overweight relative to the benchmark. The three worst contributing companies in the Consumer Discretionary sector were: Target Corp. -34.02%, Amazon.com Inc. -12.38%, and NVR Inc. -28.57%.

The Communications Services sector was the third largest detracting sector accounting for 24% of the fund’s relative underperformance. Within this sector, 49% of the underperformance was from stock selection and the remainder was from the significant overweight relative to the benchmark. The three worst contributing companies in the Communications Services sector were: Netflix Inc. -30.57%, Meta Platforms Inc. -37.00%, and Charter Communications Inc. -47.54%.

The Financials sector was the fourth largest detracting sector accounting for 9% of the fund’s relative underperformance. Within this sector, 90% of the underperformance was from stock selection and the remainder was from slight overweight relative to the benchmark. The three worst contributing companies in the Financials sector were: T Rowe Price Group Inc. -40.24%, S&P Global Inc. -20.00%, and Bank of American Corp. -17.76%.

The overweight to the Energy sector contributed the most to relative returns as Chevron rose 49.98%, EOG Resources gained 120.24%, and Exxon Mobile increased 83.26%.

The significant underweight to the Utilities sector also hurt relative performance because this defensive sector generated positive returns during a bear market.

Factor exposures accounted for 53% of the fund’s relative underperformance. Slight overweight exposures to the residual volatility, long-term reversal, and beta factors all accounted for the three most detracting factors to the fund’s relative underperformance. Benefitting the fund’s relative performance were significant overweight exposure to the variability and the dividend yield factors. Additionally, a slight positive exposure to the liquidity factor also marginally benefitted relative performance.

How is the fund positioned?

The two largest sector weights relative to the benchmark are Information Technology and Health Care sectors that are 12.4% and 5.3% overweight, respectively. The next two largest sector over weights are the Financials and Energy sectors that are 4.5% and 4.2% overweight, respectively. The largest sector underweight is the Utilities sector where the fund holds 16.1% less exposure than the benchmark. The fund is also underweighted Consumer Staples, Real Estate, and Industrials sectors by 7.4%, 4.6%, and 2.5%, respectively.

[1]	Net return is the return after all fees and expenses.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2022 (UNAUDITED)

Fund positioning from a factor standpoint shows the largest underweight exposure to leverage and dividend yield factors and overweighted exposure to variability, earnings yield, beta, and valuation factors relative to the benchmark.

What is portfolio management’s outlook?

The highest inflation in over 40 years has caused the U.S. Federal Reserve and other central banks to tighten monetary conditions. Starting in March of 2022, the federal funds interest rate has been aggressively increased from near zero to over 3% at the time of this report. Expectations for further tightening has been signaled into 2023. The bear market in equities is not likely to end until inflation has peaked and is steadily declining back to a target range of 2%.

The conflict between Russia and Ukraine has also affected global energy and grain markets. Oil prices remain above $80 per barrel. The European economies are experiencing an energy squeeze with prices up over 300% due to Russia’s shutdown of the Nord Stream 1 gas pipeline. There is a strong likelihood that Europe will fall into a recession which could have the effect of pulling the world into a global recession.

Stock markets are generally forward-looking, so the markets should bottom long before the economic statistics reveal that the recession is over. Investors always try to time the bottom but find the task nearly impossible. The risk is either being too early and experiencing further downside or being too late and missing the strongest part of a market recovery. This is the reason investors should not panic and get out of the market. Instead of trying to time the market, longer term investors should remain invested in equity markets.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

The views expressed reflect the opinions of Summit Global Investments, LLC as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The S&P 500 Low Volatility® Index is designed to measure the performance of the 100 least volatile stocks of the S&P 500® Index. It is not possible to invest directly in an index.

Mutual Fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio change and an investor may lose money. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses and will be subject to the risks of the underlying investments. The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger companies.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2022 (UNAUDITED)

SGI U.S. Small Cap Equity Fund
Class I Shares: SCLVX
Class A Shares: LVSMX
Class C Shares: SMLVX

Dear Shareholder:

Established in 2010, Summit Global Investments, LLC (“SGI”) was founded to bring enhanced risk management to institutions, advisors, and families. SGI’s strategies utilize a distinct quantitative and fundamental analysis with a goal to invest in outstanding companies with the least potential for downside risks.

In 2022, downside protection has been front and center. The market has several risks coming to bear, the war in Ukraine, supply chain issues, expensive valuations, high inflation, rising rates and policy shifts of the U.S. Federal Reserve. With each rate hike, the U.S. Federal Reserve would ‘pivot’ and talk about how the market inflation is not that bad. As inflation has continued to rise throughout the year, the pivot is getting less and less effective and with even more painful inflation ahead the pivot may go away entirely. This may take the “Fed Put” away from the market. Like a baby without its prized pacifier, the market may react poorly. The good news is that I don’t see many adults with pacifiers in their mouths. The market may have to grow up and realize the U.S. Federal Reserve, the government, or other actions will not save it. What will ultimately save companies is products that we all need and want, products that make a difference, products and services that consumers cannot do without. Companies that provide such products and services will be those that are able to ‘ride out’ inflation and tend to have better balance sheets and stronger cash flows. We believe companies with productive workforces and, ultimately, companies with less downside risk, inflation risk and geopolitical risk, will come out at the end of the pacifier stage on top.

Everyone at SGI is 100% committed to doing everything we can to ensure your investments perform as designed. If you have any doubt or any questions, please do not hesitate to reach out to me directly or to the team collectively.

Sincerely,

David Harden

Highlights

●

The SGI U.S. Small Cap Equity Fund - Class I Shares returned –5.29% on a net basis[1] in the twelve months ended August 31, 2022. The fund slightly outperformed its benchmark, the S&P Small Cap 600 Low Volatility Index, which returned -5.53% during the same period. For comparative purposes, the Russell 2000 Index returned -17.88%.

●	Stock selection accounted for nearly all the relative outperformance versus the benchmark.

●	The significant underweight to the Real Estate sector was the largest factor benefiting relative performance.

●

The fund is positioned with the largest, approximately 12%, sector overweight to the Health Care sector. The fund is also positioned with large underweight exposure to the Financials and Real Estate sectors, 19% and 15% respectively.

INVESTMENT OBJECTIVE

The fund seeks to outperform the Russell 2000 Index over a market cycle while reducing overall volatility.

[1]	Net return is the return after all fees and expenses.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2022 (UNAUDITED)

FUND COMMENTARY

How did the fund perform in the past twelve months?

The SGI U.S. Small Cap Equity Fund - Class I Shares returned -5.29% on a net basis1 in the twelve-month period ended August 31, 2022. The fund slightly outperformed its benchmark, the S&P Small Cap 600 Low Volatility Index, which returned -5.53% during the same period. For comparative purposes, the Russell 2000 Index returned -17.88%. Performance of other share classes will differ. Please see the prospectus for details.

What factors influenced the fund’s performance?

Stock selection accounted for nearly all the relative outperformance versus the benchmark.

The Communications Services sector was the largest detracting sector accounting for 15% of the fund’s performance. The three worst contributing companies in the Communications Services sector were: Liberty Latin America Inc. -32.57%, Ooma Inc. -35.41%, and Cogent Communications Holdings Inc. -11.24%.

The Utilities sector was the next largest detracting sector accounting for 8% of the fund’s performance. The three worst contributing companies in the Utilities sector were: Middlesex Water Co. -0.40%, York Water Co. -2.37%, and MGE Energy Inc. -3.01%.

The significant underweight to the Real Estate sector was the largest factor benefiting relative performance. The effect of stock selection within this sector was immaterial.

The next largest contributing sector to performance was the Consumer Staples sector. The overweight positioning was the largest contributing factor while the effect of stock selection within this sector was immaterial.

Positive stock selection in the Health Care sector was completely offset by the negative effects of a significant overweight position relative to the benchmark. The three best contributing companies in the Health Care sector were: Amphastar Pharmaceuticals Inc. +50.56%, Radius Health Inc. +29.80%, and Apria Inc. +19.25%.

Factor exposures accounted for only 11% of the fund’s relative outperformance. The remaining 89% was due to positive stock selection. Slight overweight exposures to the residual volatility, momentum, and growth factors all accounted for the three most detracting factors to the fund’s relative performance. Benefitting the fund’s relative performance were overweight exposure to the variability factor and underweight exposure to the valuation factor.

How is the fund positioned?

The fund is positioned with the largest, approximately 12%, sector overweight to the Health Care sector. The fund is also positioned with large underweight exposure to the Financials and Real Estate sectors 19% and 15% respectively. The next three overweighted sectors are Consumer Discretionary +7%, Industrials +5%, and Utilities 3%.

Fund positioning from a factor standpoint shows the largest underweight exposure to dividend yield and valuation factors. The largest overweighted exposures are to the earnings variability, growth, residual volatility, and profit relative to the benchmark.

What is portfolio management’s outlook?

The highest inflation in over 40 years has caused the U.S. Federal Reserve and other central banks to tighten monetary conditions. Starting in March of 2022, the federal funds interest rate has been aggressively increased from near zero to over 3% at the time of this report. Expectations for further tightening has been signaled into 2023. The bear market in equities is not likely to end until inflation has peaked and is steadily declining back to a target range of 2%.

[1]	Net return is the return after all fees and expenses.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2022 (UNAUDITED)

The conflict between Russia and Ukraine has also affected global energy and grain markets. Oil prices remain above $80 per barrel. The European economies are experiencing an energy squeeze with prices up over 300% due to Russia’s shutdown of the Nord Stream 1 gas pipeline. There is a strong likelihood that Europe will fall into a recession which could have the effect of pulling the world into a global recession.

Stock markets are generally forward-looking, so the markets should bottom long before the economic statistics reveal that the recession is over. Investors always try to time the bottom but find the task nearly impossible. The risk is either being too early and experiencing further downside or being too late and missing the strongest part of a market recovery. This is the reason investors should not panic and get out of the market. Instead of trying to time the market, longer term investors should remain invested in equity markets.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

The views expressed reflect the opinions of Summit Global Investments, LLC as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

The S&P SmallCap 600® Low Volatility Index measures the performance of the 120 least-volatile stocks in the S&P SmallCap 600®. The index is designed to serve as a benchmark for low volatility or low variance strategies in U.S. small-cap equities. It is not possible to invest directly in an index.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization. It is not possible to invest directly in an index.

Mutual Fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio change and an investor may lose money. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses and will be subject to the risks of the underlying investments. The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger companies.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2022 (UNAUDITED)

SGI Global Equity Fund
Class I Shares: SGLIX

Dear Shareholder:

Established in 2010, Summit Global Investments, LLC (“SGI”) was founded to bring enhanced risk management to institutions, advisors, and families. SGI’s strategies utilize a distinct quantitative and fundamental analysis with a goal to invest in outstanding companies with the least potential for downside risks.

In 2022, downside protection has been front and center. The market has several risks coming to bear, the war in Ukraine, supply chain issues, expensive valuations, high inflation, rising rates and policy shifts of the Federal Reserve. With each rate hike the Federal Reserve would ‘pivot’ and talk about how the market inflation is not that bad. As inflation has continued to rise throughout the year, the pivot is getting less and less effective and with even more painful inflation ahead the pivot may go away entirely. This may take the “Fed Put” away from the market. Like a baby without its prized pacifier, the market may react poorly. The good news is that I don’t see many adults with pacifiers in their mouths. The market may have to grow up and realize the Fed, the government, or other actions will not save it. What will ultimately save companies is products that we all need and want, products that make a difference, products, and services that consumers cannot do without. Companies that provide such products and services will be those that are able to ‘ride out’ inflation and tend to have better balance sheets and stronger cash flows. Companies that have productive workforces and ultimately companies that have less downside risk, inflation risk, geopolitical risk and, we believe, will come out at the end of the pacifier stage, on top.

Everyone at SGI is 100% committed to doing everything we can to ensure your investments perform as designed. Again, if you have any doubt or any questions, please do not hesitate to reach out to me directly or to the team collectively.

Sincerely,

David Harden

Highlights

●

The SGI Global Equity Fund - Class I Shares returned -9.20% on a net basis[1] in the twelve months ended August 31, 2022. The fund outperformed in-line with its benchmark, the MSCI ACWI Minimum Volatility Index, which returned -9.11% during the same period. For comparative purposes, the MSCI ACWI Index returned -15.49%.

●	Country and sector allocation strength fully offset the weakness in stock selection.

●	Exposure to the U.S. dollar accounted for the most important factor in generating relative returns versus the benchmark.

●	The fund is positioned 10% overweight the Financials sector.

INVESTMENT OBJECTIVE

The fund seeks to outperform the MSCI ACWI Index over a market cycle while reducing overall volatility.

[1]	Net return is the return after all fees and expenses.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2022 (UNAUDITED)

FUND COMMENTARY

How did the fund perform in the past twelve months?

The SGI Global Equity Fund - Class I Shares returned -9.20% on a net basis1 in the twelve-month period ended August 31, 2022. The fund performed in-line with its benchmark, the MSCI ACWI Minimum Volatility Index, which returned -9.11% during the same period. For comparative purposes, the MSCI ACWI Index returned -15.88%.

What factors influenced the fund’s performance?

Overall, the country and sector allocation strength fully offset the weakness in stock selection resulting in performance in-line with the benchmark for the annual period.

The fund’s overweight exposure to the strengthening U.S. Dollar accounted for the most important factor for generating relative returns versus the benchmark.

The Information Technology sector was the largest detracting sector accounting for 25% of the returns. Within this sector, currency exposure from U.S. domiciled companies partially offset weak stock selection. The modest average sector overweight also hurt relative performance. The three worst contributing companies in the Information Technology sector were: Adobe Inc. -43.46%, Taiwan Semiconductor -28.67%, and Dolby Laboratories Inc. -25.16%.

The Financials sector was the next largest detracting sector accounting for 16% of the returns. Within this sector, a large overweight allocation and currency exposure from U.S. domiciled companies partially offset weak stock selection. The three worst contributing companies in the Financials sector were: T Rowe Price Group Inc. -44.74%, Houlihan Lokey Inc. -11.26%, and Royal Bank of Canada -6.15%.

The Communications Services sector was the third largest detracting sector accounting for 15% of the returns. Within this sector, an underweight allocation and currency exposure from U.S. domiciled companies partially offset weak stock selection. The three worst contributing companies in the Communications Services sector were: Alphabet Inc. -24.96%, Meta Platforms Inc. -48.70%, and Yandex NV -36.68%.

The Energy sector was the most beneficial sector adding to the fund’s returns. Within this sector, 82% of the performance was from positive stock selection and the remainder was from slight overweight relative to the benchmark. The three best contributing companies in the Energy sector were: Coterra Energy Inc. +61.21%, Petrochina Co. LTD. +21.35%, and Exxon Mobil Corp. +41.09%.

The underweight to the Materials sector and the positive stock selection contributed the second most to returns as Agnico Eagle Mines Ltd. rose 27.43%.

Factor exposures in aggregate detracted from the fund’s relative performance but this was offset by strong stock selection and positive exposure to U.S. domiciled companies. The overweight exposures to North America hurt relative performance but the rise of the U.S. dollar fully offset this factor. The underweight exposure to the Japanese yen benefitted the fund’s relative performance because the Yen depreciated relative to the U.S. dollar. .

How is the fund positioned?

The largest overweight relative to the benchmark is the Financials sector which is 10% overweight. Energy and Consumer Discretionary sectors are both approximately 1% overweight the benchmark. Utilities and Industrials sectors account for 3% underweight exposure relative to the benchmark. Information Technology, Communications Services, and Materials sectors are each positioned approximately 2% underweight the benchmark.

[1]	Net return is the return after all fees and expenses.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2022 (UNAUDITED)

The fund is positioned overweight North America versus the rest of the world. Fund positioning from a factor standpoint shows the largest overweighted exposure to beta, growth, valuation, and earnings variability while being underweight leverage, profitability, and dividend yield relative to the benchmark.

What is portfolio management’s outlook?

The highest inflation in over 40 years has caused the Federal Reserve and other central banks to tighten monetary conditions. Starting in March of 2022 the fed funds interest rate has been aggressively increased from near zero to over 3% at the time of this report. Expectations for further tightening has been signaled into 2023. The bear market in equities is not likely to end until inflation has peaked and is steadily declining back to a target range of 2%.

The conflict between Russia and Ukraine has also affected global energy and grain markets. Oil prices remain above $80 per barrel. The European economies are experiencing an energy squeeze with prices up over 300% due to Russia’s shutdown of the Nord Stream 1 gas pipeline. There is a strong likelihood that Europe will fall into recession which could have the effect of pulling the world into a global recession.

Stock markets are generally forward looking so the markets should bottom long before the economic statistics reveal that the recession is over. Investors always try to time the bottom but find the task nearly impossible. The risk is either being too early and experiencing further downside or being too late and missing the strongest part of a market recovery. This is the reason investors should not panic and get out of the market. Instead of trying to time the market, longer term investors should remain invested in equity markets.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

The views expressed reflect the opinions of Summit Global Investments, LLC as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

The MSCI ACWI Index captures large and mid-cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. With more than 3,000 constituents, the index covers approximately 85% of the global investable equity opportunity set. It is not possible to invest directly in an index.

The MSCI ACWI Minimum Volatility Index is designed to reflect the performance of the lowest volatility optimized version of the parent MSCI index. It is not possible to invest directly in an index.

Mutual Fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio change and an investor may lose money. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses and will be subject to the risks of the underlying investments. The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger companies.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2022 (UNAUDITED)

SGI Peak Growth Fund (SGPKX)
SGI Prudent Growth Fund (SGPGX)

Dear Shareholder:

Established in 2010, Summit Global Investments, LLC (“SGI”) was founded to bring enhanced risk management to institutions, advisors, and families. SGI’s strategies utilize a distinct quantitative and fundamental analysis with a goal to invest in outstanding companies with the least potential for downside risks.

In 2022, downside protection has been front and center. The market has several risks coming to bear, the war in Ukraine, supply chain issues, expensive valuations, high inflation, rising rates and policy shifts of the U.S. Federal Reserve. With each rate hike, the U.S. Federal Reserve would ‘pivot’ and talk about how the market inflation is not that bad. As inflation has continued to rise throughout the year, the pivot is getting less and less effective and with even more painful inflation ahead, the pivot may go away entirely. This may take the “Fed Put” away from the market. Like a baby without its prized pacifier, the market may react poorly. The good news is that I don’t see many adults with pacifiers in their mouths. The market may have to grow up and realize the U.S. Federal Reserve, the government, or other actions will not save it. What will ultimately save companies are products that we all need and want, products that make a difference, products, and services that consumers cannot do without. Companies that provide such products and services will be those that are able to ‘ride out’ inflation and that tend to have better balance sheets and stronger cash flows. We believe companies with productive workforces and, ultimately, companies with less downside risk, inflation risk and geopolitical risk, will come out at the end of the pacifier stage on top.

Everyone at SGI is 100% committed to doing everything we can to ensure your investments perform as designed. If you have any doubt or any questions, please do not hesitate to reach out to me directly or to the team collectively.

Sincerely,

David Harden

Highlights

●

The SGI Peak Growth Fund returned -11.64% on a net basis[1] in the twelve months ended August 31, 2022. The fund performed approximately in-line with its benchmark, the S&P 500 Index, which returned -11.23% during the same period.

●

The SGI Prudent Growth Fund returned -11.26% on a net basis[1] in the twelve months ended August 31, 2022. The fund performed approximately in-line with its composite benchmark, a 60%/40% mix of the S&P 500 Index and the Bloomberg US Aggregate Bond Index, which returned -11.07%.

INVESTMENT OBJECTIVE

The SGI Peak Growth Fund seeks capital appreciation. The SGI Prudent Growth Fund seeks long-term capital appreciation. There can be no guarantee that the Funds will achieve their respective investment objectives.

FUND COMMENTARY

Both the stock and bond markets posted negative returns during the twelve-month period ended August 31, 2022. Both the SGI Peak Growth Fund and the SGI Prudent Growth Fund performed in-line with their respective benchmarks.

[1]	Net return is the return after all fees and expenses.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2022 (UNAUDITED)

For the SGI Peak Growth Fund, asset allocation was the primary factor that determined returns. An average 30.0% allocation to the Class I Shares of the SGI Global Equity Fund (SGLIX), an average 21.0% allocation to SGI Small Cap Core Fund (BOGIX), and an average 17.9% allocation to the Class I Shares of the SGI US Large Cap Equity Fund (SILVX) during the twelve-month period were three of the largest detractors to performance. Additionally, an average 5.4% allocation to iShares MSCI EAFE ETF (IEFA) also hurt returns.

For the SGI Prudent Growth Fund, asset allocation was the primary factor that determined returns. An average 16.8% allocation to iShares Core U.S. Aggregate Bond ETF (AGG), an average allocation of 22.7% to SGI Global Equity Fund (SGLIX), and an average 12.0% allocation to the SGI U.S. Large Cap Equity Fund (SILVX) during the twelve-month period were three of the largest detractors to performance. Additionally, an average 9.3% allocation to SGI Small Cap Core Fund (BOGIX), and an average 3.6% allocation to iShares Core MSCI EAFE ETF (IEFA) hurt returns.

What is portfolio management’s outlook?

The highest inflation in over 40 years has caused the U.S. Federal Reserve and other central banks to tighten monetary conditions. Starting in March of 2022, the federal funds interest rate has been aggressively increased from near zero to over 3% at the time of this report. Expectations for further tightening has been signaled into 2023. The bear market in equities is not likely to end until inflation has peaked and is steadily declining back to a target range of 2%.

The conflict between Russia and Ukraine has also affected global energy and grain markets. Oil prices remain above $80 per barrel. The European economies are experiencing an energy squeeze with prices up over 300% due to Russia’s shutdown of the Nord Stream 1 gas pipeline. There is a strong likelihood that Europe will fall into a recession which could have the effect of pulling the world into a global recession.

Stock markets are generally forward-looking, so the markets should bottom long before the economic statistics reveal that the recession is over. Investors always try to time the bottom but find the task nearly impossible. The risk is either being too early and experiencing further downside or being too late and missing the strongest part of a market recovery. This is the reason investors should not panic and get out of the market. Instead of trying to time the market, longer term investors should remain invested in equity markets.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

The views expressed reflect the opinions of Summit Global Investments, LLC as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

The Bloomberg US Aggregate Bond Index is a broad-based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. It is not possible to invest directly in an index.

Mutual Fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio change and an investor may lose money. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses and will be subject to the risks of the underlying investments. The

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2022 (UNAUDITED)

stocks of small and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger companies. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Although the Funds seek lower volatility, there is no guarantee the Funds will perform as expected. The Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater in emerging markets. To the extent the Funds invest in Underlying Funds that focus their investments on a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2022 (UNAUDITED)

SGI Small Cap Core Fund (formerly known as the SGI Small Cap Growth Fund)
Class I Shares: BOGIX

Dear Shareholder:

Established in 2010, Summit Global Investments, LLC (“SGI”) was founded to bring enhanced risk management to institutions, advisors, and families. SGI’s strategies utilize a distinct quantitative and fundamental analysis with a goal to invest in outstanding companies with the least potential for downside risks.

In 2022, downside protection has been front and center. The market has several risks coming to bear, the war in Ukraine, supply chain issues, expensive valuations, high inflation, rising rates and policy shifts of the U.S. Federal Reserve. With each rate hike, the U.S. Federal Reserve would ‘pivot’ and talk about how the market inflation is not that bad. As inflation has continued to rise throughout the year, the pivot is getting less and less effective and with even more painful inflation ahead the pivot may go away entirely. This may take the “Fed Put” away from the market. Like a baby without its prized pacifier, the market may react poorly. The good news is that I don’t see many adults with pacifiers in their mouths. The market may have to grow up and realize the U.S. Federal Reserve, the government, or other actions will not save it. What will ultimately save companies are products that we all need and want, products that make a difference, products and services that consumers cannot do without. Companies that provide such products and services will be those that are able to ‘ride out’ inflation and that tend to have better balance sheets and stronger cash flows. We believe companies with productive workforces and, ultimately, companies with less downside risk, inflation risk and geopolitical risk, will come out at the end of the pacifier stage on top.

Everyone at SGI is 100% committed to doing everything we can to ensure that your investments perform as designed. If you have any doubt or any questions, please do not hesitate to reach out to me directly or to the team collectively.

Sincerely,

David Harden

Highlights

●

The SGI Small Cap Core Fund - Class I Shares returned -9.93% on a net basis[1] in the twelve months ended August 31, 2022. The fund significantly outperformed its benchmark, the Russell 2000 Index, which returned -17.88% during the same period.

●	Strong stock selection was the primary reason for the outperformance versus the benchmark.

●	The Health Care sector exposure contributed the most to relative returns.

●

In terms of sector exposures, a significant overweight exposure to Consumer Staples and Industrials sectors and underweight exposure to the Information Technology and Communications Services sectors benefitted relative returns.

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital appreciation.

[1]	Net return is the return after all fees and expenses.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Continued)
AUGUST 31, 2022 (UNAUDITED)

FUND COMMENTARY

How did the fund perform in the past twelve months?

The SGI Small Cap Core Fund - Class I Shares returned -9.93% on a net basis1 in the twelve-month period ended August 31, 2022. The fund significantly outperformed its benchmark, the Russell 2000 Index, which returned -17.88% during the same period.

What factors influenced the fund’s performance?

Strong stock selection was the primary reason for the outperformance versus the benchmark.

The Health Care sector was the largest contributing sector accounting for 43% of the fund’s outperformance relative to the benchmark. The three best contributing companies in the Health Care sector were: Shockwave Medical Inc. +56.68%, Inotiv Inc. +91.82%, and Evolent Health Inc. +21.01%.

The Industrials sector was the second largest contributing sector accounting for 25% of the fund’s outperformance relative to the benchmark. The three best contributing companies in the Industrials sector were: Mueller Industries Inc. +43.59%, Titan International Inc. +117.43%, and Boise Cascade Co. +38.91%.

The Consumer Staples sector was the third largest contributing sector accounting for 11% of the fund’s outperformance relative to the benchmark. The three best contributing companies in the Consumer Staples sector were: Elf Beauty Inc. +51.79%, Weis Markets Inc. +41.92%, and Sprouts Farmers Market Inc. +16.06%.

The Information Technology sector was the fourth largest contributing sector accounting for 11% of the fund’s outperformance relative to the benchmark. The three best contributing companies in the Information Technology sector were: Cyberoptics Corp. +29.98%, Digi International Inc. +65.96%, and International Money Express +22.81%.

In terms of sector exposures, a significant overweight exposure to Consumer Staples and Industrials sectors and underweight exposure to the Information Technology and Communications Services sectors benefitted relative returns.

Factor exposures added significantly to the fund’s relative performance. Overweight exposure to the profit factor benefitted the fund the most. An underweight to the residual volatility factor was the next best performing factor exposure. Factor exposures combined with strong stock selection accounted for the outstanding relative returns versus the benchmark.

How is the fund positioned?

The fund is positioned with three large sector underweights, an 8.4% underweight position to the Health Care sector, 3.8% underweight to the Financials sector, and a 2.7% underweight position to the Utilities sector. Three overweighted sectors are the Industrials sector +9.6%, Consumer Staples sector +2.0%, and Consumer Discretionary sector +1.8%.

Fund positioning from a factor standpoint shows the largest overweight exposures to earnings yield, profitability, valuation, and momentum factors. The largest underweighted exposures are to the residual volatility, liquidity, beta, and dividend yield factors relative to the benchmark.

What is portfolio management’s outlook?

The highest inflation in over 40 years has caused the U.S. Federal Reserve and other central banks to tighten monetary conditions. Starting in March of 2022, the federal funds interest rate has been aggressively increased from near zero to over 3% at the time of this report. Expectations for further tightening has been signaled into 2023. The bear market in equities is not likely to end until inflation has peaked and is steadily declining back to a target range of 2%.

[1]	Net return is the return after all fees and expenses.

SUMMIT GLOBAL INVESTMENTS

Annual Investment Adviser’s Report (Concluded)
AUGUST 31, 2022 (UNAUDITED)

The conflict between Russia and Ukraine has also affected global energy and grain markets. Oil prices remain above $80 per barrel. The European economies are experiencing an energy squeeze with prices up over 300% due to Russia’s shutdown of the Nord Stream 1 gas pipeline. There is a strong likelihood that Europe will fall into a recession which could have the effect of pulling the world into a global recession.

Stock markets are generally forward-looking, so the markets should bottom long before the economic statistics reveal that the recession is over. Investors always try to time the bottom but find the task nearly impossible. The risk is either being too early and experiencing further downside or being too late and missing the strongest part of a market recovery. This is the reason investors should not panic and get out of the market. Instead of trying to time the market, longer term investors should remain invested in equity markets.

Over longer time horizons, we believe that our managed risk approach towards investing can provide favorable relative returns. As always, we maintain a disciplined adherence to our rigorous quantitative and fundamental investment process.

The views expressed reflect the opinions of Summit Global Investments, LLC as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security. Please refer to the Portfolio of Investments in this report for a complete list of fund holdings.

The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization. It is not possible to invest directly in an index.

Mutual Fund investing involves risk. Principal loss is possible. Equity securities (stocks) are subject to market, economic, and business risks that will cause their price to rise or fall over time. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio change and an investor may lose money. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected. Investing in other investment companies, including ETFs, may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses and will be subject to the risks of the underlying investments. The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger companies.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

SGI U.S. LARGE CAP EQUITY FUND - CLASS I SHARES

Performance Data

August 31, 2022 (UNAUDITED)

Comparison of Change in Value of $1,000,000 Investment in SGI U.S. Large Cap Equity Fund - Class I Shares
vs. S&P 500® Index

This chart assumes a hypothetical $1,000,000 initial investment in the Fund’s Class I Shares made on August 31, 2012 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2022
	One Year	Five Years	Ten Years	Since Inception(1)
Class I Shares	-10.71%	9.21%	10.81%	10.46%
S&P 500® Index(2)	-11.23%	11.82%	13.08%	12.85%

(1)	Class I Shares of the Fund commenced operations on February 29, 2012.

(2)	Benchmark performance is from inception date of the Class I Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual operating expenses, as stated in the current prospectus dated March 2, 2022, is 0.98% of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2022 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 0.98% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 0.98%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before March 3, 2023 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 0.98% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI U.S. LARGE CAP EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2022 (UNAUDITED)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI U.S. LARGE CAP EQUITY FUND - CLASS A SHARES

Performance Data (continued)

August 31, 2022 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Large Cap Equity Fund - Class A Shares
vs. S&P 500® Index

This chart assumes a hypothetical $10,000 initial investment, adjusted for the Class A Shares maximum sales charge of 5.25% to a net initial investment of $9,475, in the Fund’s Class A Shares made on October 29, 2015 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2022
	One Year	Three Years	Five Years	Since Inception(1)
Class A Shares (without sales charge)	-10.89%	5.25%	8.95%	8.63%
Class A Shares (with sales charge)	-15.58%	3.38%	7.79%	7.78%
S&P 500® Index(2)	-11.23%	12.39%	11.82%	11.86%

(1)	Class A Shares of the Fund commenced operations on October 29, 2015.

(2)	Benchmark performance is from inception date of the Class A Shares only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.25% maximum sales charge.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual operating expenses, as stated in the current prospectus dated March 2, 2022, is 1.23% of average daily net assets for Class A Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2022 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class A Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse certain expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before March 3, 2023 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.23% of the

SGI U.S. LARGE CAP EQUITY FUND - CLASS A SHARES

Performance Data (continued)

August 31, 2022 (UNAUDITED)

Fund’s average daily net assets attributable to Class A Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI U.S. LARGE CAP EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

August 31, 2022 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Large Cap Equity Fund - Class C Shares
vs. S&P 500® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class C Shares made on December 31, 2015 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2022
	One Year	Three Years	Five Years	Since Inception(1)
Class C Shares	-11.54%	4.62%	8.24%	8.24%
S&P 500® Index (2)	-11.23%	12.39%	11.82%	12.48%

(1)	Class C Shares of the Fund commenced operations on December 31, 2015.

(2)	Benchmark performance is from inception date of the Class C Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual operating expenses, as stated in the current prospectus dated March 2, 2022, is 1.98% of average daily net assets for Class C Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2022 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.98% of the Fund’s average daily net assets attributable to Class C Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.98%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. The contractual limitation may not be terminated before March 3, 2023 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.98% of the Fund’s average daily net assets attributable to Class C Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI U.S. LARGE CAP EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

August 31, 2022 (UNAUDITED)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI U.S. SMALL CAP EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2022 (UNAUDITED)

Comparison of Change in Value of $1,000,000 Investment in SGI U.S. Small Cap Equity Fund - Class I Shares
vs. Russell 2000® Index

This chart assumes a hypothetical $1,000,000 initial investment in the Fund’s Class I Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2022
	One Year	Three Years	Five Years	Since Inception(1)
Class I Shares	-5.29%	-0.18%	1.27%	4.48%
Russell 2000® Index(2)	-17.88%	8.59%	6.95%	9.59%

(1)	Class I Shares of the Fund commenced operations on March 31, 2016.

(2)	Benchmark performance is from inception date of the Class I Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated March 2, 2022, are 1.40% and 1.23%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2022 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before March 3, 2023 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI U.S. SMALL CAP EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2022 (UNAUDITED)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SGI U.S. SMALL CAP EQUITY FUND - CLASS A SHARES

Performance Data (Continued)

August 31, 2022 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Small Cap Equity Fund - Class A Shares
vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class A Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2022
	One Year	Three Years	Five Years	Since Inception(1)
Class A Shares (without sales charge)	-5.49%	-0.41%	1.02%	4.25%
Class A Shares (with sales charge)	-10.47%	-2.17%	-0.07%	3.38%
Russell 2000® Index(2)	-17.88%	8.59%	6.95%	9.59%

(1)	Class A Shares of the Fund commenced operations on March 31, 2016.

(2)	Benchmark performance is from inception date of the Class A Shares only and is not the inception date of the benchmark itself.

Class A Shares of the Fund have a 5.25% maximum sales charge.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated March 2, 2022, are 1.65% and 1.48%, respectively, of average daily net assets for Class A Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2022 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.48% of the Fund’s average daily net assets attributable to Class A Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.48%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before March 3, 2023 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.48% of the Fund’s average daily net assets attributable to Class A Shares, the Adviser is entitled to reimbursement

SGI U.S. SMALL CAP EQUITY FUND - CLASS A SHARES

Performance Data (Continued)

August 31, 2022 (UNAUDITED)

by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SGI U.S. SMALL CAP EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

August 31, 2022 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI U.S. Small Cap Equity Fund - Class C Shares
vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund’s Class C Shares made on March 31, 2016 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2022
	One Year	Three Years	Five Years	Since Inception(1)
Class C Share	-5.66%	-0.97%	0.38%	3.55%
Russell 2000® Index(2)	-17.88%	8.59%	6.95%	9.59%

(1)	Class C Shares of the Fund commenced operations on March 31, 2016.

(2)	Benchmark performance is from inception date of the Class C Shares only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated March 2, 2022, are 2.40% and 2.23%, respectively, of average daily net assets for Class C Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2022 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 2.23% of the Fund’s average daily net assets attributable to Class C Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 2.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before March 3, 2023 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 2.23% of the Fund’s average daily net assets attributable to Class C Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

SGI U.S. SMALL CAP EQUITY FUND - CLASS C SHARES

Performance Data (Continued)

August 31, 2022 (UNAUDITED)

The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SGI GLOBAL EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2022 (UNAUDITED)

Comparison of Change in Value of $1,000,000 Investment in SGI Global Equity Fund - Class I Shares
vs. MSCI ACWI Index

This chart assumes a hypothetical $1,000,000 minimum initial investment, in the Fund’s Class I Shares made on August 31, 2012 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI ACWI Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2022(1)
	One Year	Five Years	Ten Years
Class I Shares(2)	-9.20%	6.22%	8.04%
MSCI ACWI Index(3)	-15.88%	6.97%	8.70%

(1)	Returns for periods prior to January 3, 2017 were generated under the management of the Fund’s former investment adviser and reflect a previous investment strategy.

(2)

The Fund operated as a series of Scotia Institutional Funds prior to the close of business on March 21, 2014 (the “Predecessor Fund”), at which time the Predecessor Fund was reorganized into the Scotia Dynamic U.S. Growth Fund, a newly created series of The RBB Fund, Inc. The fiscal year end of the Predecessor Fund was September 30. The performance shown for periods prior to March 21, 2014 represents the performance for the Predecessor Fund. While the Predecessor Fund commenced operations on March 31, 2009, the Predecessor Fund began investing consistent with its investment objective on April 1, 2009. Effective January 3, 2017, the Scotia Dynamic U.S. Growth Fund changed its name to the Summit Global Investments Global Low Volatility Fund (the “Fund”).

(3)	Benchmark performance is from inception date of the Predecessor Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated March 2, 2022, are 0.95% and 0.84%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2022 to the extent necessary to ensure

SGI GLOBAL EQUITY FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2022 (UNAUDITED)

that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do not exceed 0.84% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until March 3, 2023 unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination. If at any time the Fund’s total annual Fund operating expenses for a year are less than 0.84% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than the U.S. dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing, and other financial practices.

The MSCI ACWI Index (the “Index”) captures large and mid cap representation across 23 Developed Markets (DM) and 27 Emerging Markets (EM) countries. With more than 3,000 constituents, the index covers approximately 85% of the global investable equity opportunity set. It is not possible to invest directly in an index.

SGI PRUDENT GROWTH FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2022 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI Prudent Growth Fund - Class I Shares
vs. S&P 500® Index and Composite Index

This chart assumes a hypothetical $10,000 minimum initial investment, in the Fund’s Class I Shares made on June 8, 2020 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index and Composite Index are unmanaged, do not incur expenses and are not available for investment.

Average Annual Total Returns for the periods ended August 31, 2022
	One Year	Since Inception(1)
Class I Shares	-11.26%	1.68%
S&P 500® Index(2)	-11.23%	11.15%
Composite Index(3)	-11.07%	4.84%

(1)	Inception date of the Fund is June 8, 2020.

(2)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(3)	The Composite Index is comprised of the S&P 500® Index and Bloomberg US Aggregate Bond Index, weighted 60% and 40%, respectively.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated March 2, 2022 are 2.27% and 2.22%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2022 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do not exceed 1.70% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until March 3, 2023, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.70% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI PEAK GROWTH FUND - CLASS I SHARES

Performance Data (Continued)

August 31, 2022 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI Peak Growth Fund - Class I Shares
vs. S&P 500® Index

This chart assumes a hypothetical $10,000 minimum initial investment, in the Fund’s Class I Shares made on June 8, 2020 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2022
	One Year	Since Inception(1)
Class I Shares	-11.64%	5.04%
S&P 500® Index(2)	-11.23%	11.15%

(1)	Inception date of the Fund is June 8, 2020.

(2)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated March 2, 2022 are 2.54% and 2.54%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2022 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do not exceed 1.70% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until March 3, 2023, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.70% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

SGI SMALL CAP CORE FUND (formerly, the SGI Small Cap Growth Fund) - CLASS I SHARES

Performance Data (CONtinued)

August 31, 2022 (UNAUDITED)

Comparison of Change in Value of $10,000 Investment in SGI Small Cap Core Fund
vs. Russell 2000® Index

This chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 2012 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Index is unmanaged, does not incur expenses and is not available for investment.

Average Annual Total Returns for the periods ended August 31, 2022
	One Year	Five Years	Ten Years	Since Inception(1)
Class I Shares	-9.93%	7.95%	11.22%	10.56%
Russell 2000® Index	-17.88%	6.95%	10.01%	8.04%

(1)	For the period October 1, 1999 (commencement of operations) through August 31, 2022.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-855-744-8500.

The Fund’s total net operating expenses, as stated in the current prospectus dated March 2, 2022, as supplemented, are 1.29%, respectively, of average daily net assets for Class I Shares. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2022 to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.23% of the Fund’s average daily net assets attributable to Class I Shares. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed 1.23%: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation may not be terminated before March 3, 2023 without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.23% of the Fund’s average daily net assets attributable to Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement. The Fund’s investments will generally consist of securities, which may include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio

SGI SMALL CAP CORE FUND (formerly, the SGI Small Cap Growth Fund) - CLASS I SHARES

Performance Data (CONCLUDED)

August 31, 2022 (UNAUDITED)

composition is subject to change. The Fund evaluates performance as compared to that of the Russell 2000® Index (“Russell 2000®”). The Russell 2000® is a widely recognized, unmanaged index of 2,000 common stocks which are generally representative of the U.S. Small Companies. It is impossible to invest directly in an index.

The Fund invests in equity securities and in stocks of small companies which are subject to market, economic and business risks that may cause their price to rise or fall over time. Stocks of small companies may be more volatile, less liquid or not as readily marketable as those of larger companies. Small companies may also have limited product lines, markets or financial resources and may be dependent on relatively small or inexperienced management groups. Although the Fund seeks lower volatility, there is no guarantee the Fund will perform as expected.

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples

August 31, 2022 (UNAUDITED)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (if applicable); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2022 through August 31, 2022 and held for the entire period.

Actual Expenses

The first line of the accompanying tables provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying tables provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the accompanying tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	SGI U.S. Large Cap Equity Fund
	Beginning Account Value MARCH 1, 2022	Ending Account Value AUGUST 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 964.90	$ 4.80	0.97%	-3.51%
Class A Shares	1,000.00	964.40	6.04	1.22	-3.56
Class C Shares	1,000.00	960.70	9.74	1.97	-3.93

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,020.32	$ 4.94	0.97%	N/A
Class A Shares	1,000.00	1,019.06	6.21	1.22	N/A
Class C Shares	1,000.00	1,015.27	10.01	1.97	N/A

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples (CONTINUED)

August 31, 2022 (UNAUDITED)

	SGI U.S. Small Cap Equity Fund
	Beginning Account Value MARCH 1, 2022	Ending Account Value AUGUST 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 962.50	$ 6.08	1.23%	-3.75%
Class A Shares	1,000.00	961.40	7.32	1.48	-3.86
Class C Shares	1,000.00	963.50	11.04	2.23	-3.65

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,019.00	$ 6.26	1.23%	N/A
Class A Shares	1,000.00	1,017.74	7.53	1.48	N/A
Class C Shares	1,000.00	1,013.96	11.32	2.23	N/A

	SGI Global Equity Fund
	Beginning Account Value MARCH 1, 2022	Ending Account Value AUGUST 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 924.40	$ 4.07	0.84%	-7.56%

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,020.97	$ 4.28	0.84%	N/A

	SGI Prudent Fund
	Beginning Account Value MARCH 1, 2022	Ending Account Value AUGUST 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 931.60	$ 8.28	1.70%	-6.84%

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,016.64	$ 8.64	1.70%	N/A

SUMMIT GLOBAL INVESTMENTS

Fund Expense Examples (Concluded)

August 31, 2022 (UNAUDITED)

	SGI Peak Growth Fund
	Beginning Account Value MARCH 1, 2022	Ending Account Value AUGUST 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class I Shares	$ 1,000.00	$ 932.80	$ 8.28	1.70%	-6.72%

Hypothetical (5% return before expenses)
Class I Shares	$ 1,000.00	$ 1,016.64	$ 8.64	1.70%	N/A

	SGI small cap CORE Fund
	Beginning Account Value MARCH 1, 2022	Ending Account Value AUGUST 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio	Actual Six-Month Total Investment Return for the Fund
Actual
Class L Shares	$ 1,000.00	$ 953.30	$ 6.06	1.23%	-4.67%

Hypothetical (5% return before expenses)
Class L Shares	$ 1,000.00	$ 1,019.00	$ 6.26	1.23%	N/A

*

Expenses are equal to each Fund’s annualized six-month expense ratio for the period March 1, 2022 to August 31, 2022, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one half year period. Each Fund’s ending account values on the first line in the tables is based on the actual six-month total investment return for each Fund.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio Holdings Summary Table

August 31, 2022

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Food	12.3%	$52,098,192
Software	9.7	40,869,441
Electric	9.5	40,047,833
Pharmaceuticals	9.0	38,225,181
Insurance	8.2	34,474,142
Biotechnology	7.9	33,301,729
Computers	4.3	18,333,871
Oil & Gas	3.9	16,605,362
Banks	3.5	14,585,830
REITS	3.1	12,990,034
Chemicals	2.8	11,666,300
Retail	2.7	11,466,721
Commercial Services	2.3	9,688,682
Distribution/Wholesale	2.2	9,457,068
Diversified Financial Services	2.2	9,417,489
Telecommunications	2.1	8,757,722
Semiconductors	1.8	7,455,389
Healthcare-Products	1.6	6,917,798
Gas	1.6	6,911,242
Aerospace/Defense	1.6	6,799,897
Electronics	1.4	5,873,757
Media	1.0	4,420,068
Water	0.9	3,874,545
Auto Manufacturers	0.8	3,201,998
Environmental Control	0.7	2,890,413
Hand & Machine Tools	0.7	2,766,822
Beverages	0.3	1,295,910
Advertising	0.3	1,251,030
Office/Business Equipment	0.3	1,116,068
Electrical Components & Equipment	0.2	961,280
Household Products/Wares	0.2	879,888
Miscellaneous Manufacturing	0.2	857,252
Healthcare-Services	0.2	810,972
SHORT-TERM INVESTMENTS	0.4	1,630,974
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1	478,633
NET ASSETS	100%	$422,379,533

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio of Investments

August 31, 2022

	Number of Shares	Value
COMMON STOCKS — 99.5%
Advertising — 0.3%
Omnicom Group, Inc.	18,700	$1,251,030
Aerospace/Defense — 1.6%
General Dynamics Corp.	10,300	2,357,979
Lockheed Martin Corp.	5,400	2,268,594
Teledyne Technologies, Inc.*	5,900	2,173,324
		6,799,897
Auto Manufacturers — 0.8%
General Motors Co.	83,800	3,201,998
Banks — 3.5%
Citigroup, Inc.	17,800	868,818
Citizens Financial Group, Inc.	169,100	6,202,588
Fifth Third Bancorp	81,100	2,769,565
JPMorgan Chase & Co.	17,300	1,967,529
KeyCorp	157,000	2,777,330
		14,585,830
Beverages — 0.3%
Coca-Cola Co., (The)	21,000	1,295,910
Biotechnology — 7.9%
Gilead Sciences, Inc.	159,900	10,148,853
Incyte Corp.*	129,200	9,099,556
Royalty Pharma PLC, Class A, (United Kingdom)	88,800	3,712,728
Vertex Pharmaceuticals, Inc.*	36,700	10,340,592
		33,301,729
Chemicals — 2.8%
Eastman Chemical Co.	58,700	5,341,700
LyondellBasell Industries NV, Class A, (Netherlands)	76,200	6,324,600
		11,666,300
Commercial Services — 2.3%
Cintas Corp.	7,800	3,173,352
S&P Global, Inc.	18,500	6,515,330
		9,688,682
Computers — 4.3%
Accenture PLC, Class A, (Ireland)	12,600	3,634,596
Apple, Inc.	73,000	11,477,060
Dell Technologies, Inc., Class C	34,700	1,328,663
Hewlett Packard Enterprise Co.	92,000	1,251,200
Western Digital Corp.*	15,200	642,352
		18,333,871
Distribution/Wholesale — 2.2%
Copart, Inc.*	35,500	4,247,575
Fastenal Co.	58,300	2,934,239
WW Grainger, Inc.	4,100	2,275,254
		9,457,068
Diversified Financial Services — 2.2%
Interactive Brokers Group, Inc., Class A	14,600	$899,214
Synchrony Financial	260,100	8,518,275
		9,417,489
Electric — 9.5%
AES Corp.	71,100	1,809,495
Alliant Energy Corp.	67,200	4,101,888
American Electric Power Co., Inc.	13,400	1,342,680
CMS Energy Corp.	48,100	3,248,674
Consolidated Edison, Inc.	9,300	908,982
DTE Energy Co.	21,700	2,828,378
Duke Energy Corp.	39,700	4,244,327
Entergy Corp.	7,600	876,280
Evergy, Inc.	81,100	5,557,783
Exelon Corp.	22,800	1,001,148
NextEra Energy, Inc.	46,600	3,963,796
PPL Corp.	134,700	3,917,076
Public Service Enterprise Group, Inc.	14,700	946,092
WEC Energy Group, Inc.	13,100	1,351,134
Xcel Energy, Inc.	53,200	3,950,100
		40,047,833
Electrical Components & Equipment — 0.2%
AMETEK, Inc.	8,000	961,280
Electronics — 1.4%
Fortive Corp.	60,400	3,825,132
Keysight Technologies, Inc.*	12,500	2,048,625
		5,873,757
Environmental Control — 0.7%
Waste Management, Inc.	17,100	2,890,413
Food — 12.3%
Campbell Soup Co.	44,100	2,221,758
ConAgra Foods, Inc.	28,400	976,392
Hershey Co., (The)	51,600	11,592,972
Hormel Foods Corp.	75,500	3,796,140
Kellogg Co.	159,300	11,587,482
Kraft Heinz Co., (The)	228,500	8,545,900
Kroger Co., (The)	97,000	4,650,180
Mondelez International, Inc., Class A	50,300	3,111,558
Tyson Foods, Inc., Class A	74,500	5,615,810
		52,098,192
Gas — 1.6%
NiSource, Inc.	234,200	6,911,242
Hand & Machine Tools — 0.7%
Snap-on, Inc.	12,700	2,766,822

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio of Investments (CONtinued)

August 31, 2022

	Number of Shares	Value
Healthcare-Products — 1.6%
Avantor, Inc.*	27,900	$694,989
Hologic, Inc.*	67,400	4,553,544
Medtronic PLC, (Ireland)	9,200	808,864
West Pharmaceutical Services, Inc.	2,900	860,401
		6,917,798
Healthcare-Services — 0.2%
Laboratory Corp. of America Holdings	3,600	810,972
Household Products/Wares — 0.2%
Kimberly-Clark Corp.	6,900	879,888
Insurance — 8.2%
Allstate Corp., (The)	7,600	915,800
Arch Capital Group Ltd.*	179,300	8,197,596
Chubb Ltd., (Switzerland)	6,000	1,134,300
Fidelity National Financial, Inc.	86,100	3,366,510
Marsh & McLennan Cos., Inc.	6,300	1,016,631
Progressive Corp., (The)	90,200	11,063,030
Prudential Financial, Inc.	91,700	8,780,275
		34,474,142
Media — 1.0%
FactSet Research Systems, Inc.	10,200	4,420,068
Miscellaneous Manufacturing — 0.2%
Illinois Tool Works, Inc.	4,400	857,252
Office/Business Equipment — 0.3%
Zebra Technologies Corp., Class A*	3,700	1,116,068
Oil & Gas — 3.9%
Exxon Mobil Corp.	68,500	6,547,915
Marathon Petroleum Corp.	16,100	1,622,075
Pioneer Natural Resources Co.	9,400	2,380,268
Valero Energy Corp.	51,700	6,055,104
		16,605,362
Pharmaceuticals — 9.0%
AbbVie, Inc.	35,200	4,732,992
Bristol-Myers Squibb Co.	138,700	9,349,767
McKesson Corp.	13,500	4,954,500
Merck & Co., Inc.	116,800	9,970,048
Pfizer, Inc.	203,800	9,217,874
		38,225,181
REITS — 3.1%
AvalonBay Communities, Inc.	4,500	904,095
Camden Property Trust	47,400	6,091,374
Public Storage	9,800	3,242,134
Simon Property Group, Inc.	18,700	1,907,026
Sun Communities, Inc.	5,500	845,405
		12,990,034
Retail — 2.7%
Best Buy Co., Inc.	12,400	$876,556
Costco Wholesale Corp.	1,900	991,990
Dollar General Corp.	10,000	2,374,200
Wal-Mart Stores, Inc.	54,500	7,223,975
		11,466,721
Semiconductors — 1.8%
Broadcom, Inc.	6,300	3,144,393
NVIDIA Corp.	4,700	709,418
Texas Instruments, Inc.	21,800	3,601,578
		7,455,389
Software — 9.7%
Adobe Systems, Inc.*	20,300	7,580,832
Electronic Arts, Inc.	54,400	6,901,728
Fiserv, Inc.*	38,100	3,855,339
Intuit, Inc.	18,500	7,987,930
Jack Henry & Associates, Inc.	4,900	941,780
Microsoft Corp.	42,600	11,138,622
Roper Technologies, Inc.	2,100	845,418
Take-Two Interactive Software, Inc.*	13,200	1,617,792
		40,869,441
Telecommunications — 2.1%
AT&T, Inc.	52,100	913,834
Cisco Systems, Inc.	175,400	7,843,888
		8,757,722
Water — 0.9%
American Water Works Co., Inc.	26,100	3,874,545

TOTAL COMMON STOCKS
(Cost $377,522,743)		420,269,926

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Portfolio of Investments (CONCLUDED)

August 31, 2022

	Number of Shares	Value
SHORT-TERM INVESTMENTS — 0.4%
U.S. Bank Money Market Deposit Account, 2.00%(a)	1,630,974	$1,630,974
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,630,974)		1,630,974
TOTAL INVESTMENTS — 99.9%
(Cost $379,153,717)		421,900,900
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		478,633
NET ASSETS — 100.0%		$422,379,533

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2022.

PLC Public Limited Company

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio Holdings Summary Table

August 31, 2022

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Banks	13.3%	$4,731,593
Pharmaceuticals	9.0	3,189,568
Food	8.0	2,825,717
Commercial Services	7.0	2,503,531
Diversified Financial Services	6.8	2,428,307
Transportation	6.0	2,130,908
Retail	5.1	1,816,706
Water	4.5	1,601,967
Chemicals	3.7	1,314,006
Insurance	3.6	1,279,286
Packaging & Containers	3.4	1,219,195
REITS	3.2	1,119,452
Gas	2.3	827,265
Electronics	2.2	790,777
Auto Parts & Equipment	2.2	787,157
Software	2.2	778,645
Biotechnology	2.1	733,012
Savings & Loans	2.0	719,345
Electric	1.8	651,860
Engineering & Construction	1.6	570,078
Household Products/Wares	1.5	531,609
Computers	1.5	519,901
Healthcare-Products	1.4	509,492
Oil & Gas	0.8	293,716
Environmental Control	0.8	280,102
Machinery-Diversified	0.8	271,829
Building Materials	0.7	250,038
Pipelines	0.6	215,319
Miscellaneous Manufacturing	0.5	185,136
Real Estate	0.4	152,136
Distribution/Wholesale	0.4	126,968
Healthcare-Services	0.3	118,065
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2	56,417
NET ASSETS	100%	$35,529,103

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio of Investments

August 31, 2022

	Number of Shares	Value
COMMON STOCKS — 99.8%
Auto Parts & Equipment — 2.2%
Dorman Products, Inc.*	6,675	$605,089
Standard Motor Products, Inc.	4,961	182,068
		787,157
Banks — 13.4%
Bank of Marin Bancorp	2,000	61,800
Bankwell Financial Group, Inc.	2,900	91,408
BayCom Corp.	3,500	65,135
BCB Bancorp, Inc.	6,300	113,400
Camden National Corp.	1,700	76,891
CBTX, Inc.	5,200	154,960
City Holding Co.	2,300	195,523
CrossFirst Bankshares, Inc.*	10,900	143,662
Equity Bancshares, Inc., Class A	6,625	206,899
Esquire Financial Holdings, Inc.	4,100	153,258
Farmers National Banc Corp.	8,700	124,323
First Bancshares, Inc., (The)	5,200	155,480
First Financial Corp.	9,404	437,286
Great Southern Bancorp, Inc.	4,500	264,510
HarborOne Bancorp, Inc.	11,000	150,040
Lakeland Financial Corp.	4,000	301,360
Merchants Bancorp	6,875	185,419
Nicolet Bankshares, Inc.*	4,575	350,354
Old Second Bancorp, Inc.	18,600	255,192
Origin Bancorp, Inc.	5,300	216,505
Peapack-Gladstone Financial Corp.	6,035	203,198
Southern First Bancshares, Inc.*	2,000	86,220
Unity Bancorp, Inc.	4,200	117,726
Westamerica BanCorp	11,100	621,045
		4,731,594
Biotechnology — 2.1%
Innoviva, Inc.*	55,700	733,012
Building Materials — 0.7%
AAON, Inc.	4,350	250,038
Chemicals — 3.7%
American Vanguard Corp.	15,848	315,850
Balchem Corp.	5,450	718,419
Hawkins, Inc.	7,300	279,736
		1,314,005
Commercial Services — 7.0%
CorVel Corp.*	2,475	$384,566
Forrester Research, Inc.*	5,400	224,586
Franklin Covey Co.*	4,700	223,579
FTI Consulting, Inc.*	4,800	770,880
ICF International, Inc.	5,050	512,878
Kforce, Inc.	3,370	184,406
Laureate Education, Inc.	18,388	202,636
		2,503,531
Computers — 1.5%
ExlService Holdings, Inc.*	3,100	519,901
Distribution/Wholesale — 0.4%
Titan Machinery, Inc.*	4,125	126,968
Diversified Financial Services — 6.8%
AssetMark Financial Holdings, Inc.*	6,500	125,710
Columbia Financial, Inc.*	3,800	81,054
First Western Financial, Inc.*	2,600	68,978
Houlihan Lokey, Inc.	8,775	688,838
International Money Express, Inc.*	20,928	468,787
Nelnet, Inc., Class A	800	67,392
PJT Partners, Inc., Class A	13,400	927,548
		2,428,307
Electric — 1.8%
Avangrid, Inc.	5,400	266,760
MGE Energy, Inc.	5,000	385,100
		651,860
Electronics — 2.2%
Mesa Laboratories, Inc.	1,300	222,118
OSI Systems, Inc.*	6,825	568,659
		790,777
Engineering & Construction — 1.6%
NV5 Global, Inc.*	4,050	570,078
Environmental Control — 0.8%
Heritage-Crystal Clean, Inc.*	8,600	280,102
Food — 8.0%
John B Sanfilippo & Son, Inc.	5,100	411,723
Lancaster Colony Corp.	1,800	303,390
Seaboard Corp.	30	115,870
Sprouts Farmers Market, Inc.*	30,600	884,340
Tootsie Roll Industries, Inc.	15,158	543,111
Weis Markets, Inc.	7,300	567,283
		2,825,717
Gas — 2.3%
Chesapeake Utilities Corp.	6,550	827,265

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Portfolio of Investments (Concluded)

August 31, 2022

	Number of Shares	Value
Healthcare-Products — 1.4%
Atrion Corp.	200	$120,790
Omnicell, Inc.*	3,800	388,702
		509,492
Healthcare-Services — 0.3%
National HealthCare Corp.	1,700	118,065
Household Products/Wares — 1.5%
Helen of Troy, Ltd.*	4,300	531,609
Insurance — 3.6%
Hanover Insurance Group Inc., (The)	1,500	194,085
National Western Life Group, Inc., Class A	400	76,124
RLI Corp.	700	76,832
Safety Insurance Group, Inc.	800	72,040
Stewart Information Services Corp.	15,650	792,516
United Fire Group, Inc.	2,300	67,689
		1,279,286
Machinery-Diversified — 0.8%
Alamo Group, Inc.	1,525	199,409
Tennant Co.	1,200	72,420
		271,829
Miscellaneous Manufacturing — 0.5%
Chase Corp.	2,100	185,136
Oil & Gas — 0.8%
Chord Energy Corp.	2,075	293,716
Packaging & Containers — 3.4%
Silgan Holdings, Inc.	19,825	903,029
UFP Technologies, Inc.*	3,400	316,166
		1,219,195
Pharmaceuticals — 9.0%
Amphastar Pharmaceuticals, Inc.*	9,900	293,040
Collegium Pharmaceutical, Inc.*	28,403	499,325
Eagle Pharmaceuticals, Inc.*	16,800	550,536
Ironwood Pharmaceuticals Inc., Class A*	6,400	68,864
Pacira BioSciences, Inc.*	6,150	322,752
Prestige Brands Holdings, Inc.*	12,982	656,630
Supernus Pharmaceuticals, Inc.*	9,000	308,070
USANA Health Sciences, Inc.*	7,600	490,352
		3,189,569
Pipelines — 0.6%
DT Midstream, Inc.	3,900	215,319
Real Estate — 0.4%
McGrath RentCorp	1,800	152,136
REITS — 3.2%
City Office REIT, Inc.	19,500	$225,225
Easterly Government Properties, Inc.	16,200	290,790
Rexford Industrial Realty, Inc.	9,700	603,437
		1,119,452
Retail — 5.1%
AutoNation, Inc.*	3,200	398,720
Murphy USA, Inc.	3,600	1,044,612
PC Connection, Inc.	1,700	84,456
Winmark Corp.	1,400	288,918
		1,816,706
Savings & Loans — 2.0%
Hingham Institution For Savings, (The)	525	155,872
HomeTrust Bancshares, Inc.	4,900	113,778
Southern Missouri Bancorp, Inc.	4,200	221,466
Waterstone Financial, Inc.	13,200	228,228
		719,344
Software — 2.2%
CSG Systems International, Inc.	8,500	491,725
Verra Mobility Corp.*	18,000	286,920
		778,645
Transportation — 6.0%
Heartland Express, Inc.	26,140	396,021
Landstar System, Inc.	6,100	894,443
Werner Enterprises, Inc.	21,122	840,444
		2,130,908
Water — 4.5%
American States Water Co.	11,000	912,670
California Water Service Group	7,645	447,462
York Water Co., (The)	5,500	241,835
		1,601,967
TOTAL COMMON STOCKS
(Cost $34,620,248)		35,472,686
TOTAL INVESTMENTS — 99.8%
(Cost $34,620,248)		35,472,686
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		56,417
NET ASSETS — 100.0%		$35,529,103

*	Non-income producing security.

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Portfolio Holdings Summary Table

August 31, 2022

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Banks	13.6%	$16,089,904
Telecommunications	10.0	11,939,708
Pharmaceuticals	7.6	8,978,239
Food	6.9	8,151,560
Biotechnology	6.5	7,698,535
Electric	5.2	6,119,030
Diversified Financial Services	4.8	5,652,889
Retail	4.3	5,096,726
Software	4.2	4,977,565
Internet	4.2	4,973,359
Auto Manufacturers	4.2	4,939,545
Computers	3.8	4,516,383
Healthcare-Products	2.9	3,404,988
Media	2.8	3,264,549
Oil & Gas	2.3	2,683,574
Semiconductors	2.2	2,650,980
Chemicals	2.1	2,497,711
Insurance	2.0	2,404,974
Home Furnishings	2.0	2,336,356
Building Materials	1.9	2,193,489
REITS	1.8	2,116,755
Machinery-Diversified	1.4	1,653,456
Beverages	1.1	1,257,062
Office/Business Equipment	0.5	603,830
Electronics	0.2	265,470
Commercial Services	0.2	240,900
Auto Parts & Equipment	0.2	231,965
Mining	0.2	231,616
SHORT-TERM INVESTMENTS	0.1	131,501
OTHER ASSETS IN EXCESS OF LIABILITIES	0.8	957,436
NET ASSETS	100%	$118,260,055

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Portfolio of Investments

August 31, 2022

	Number of Shares	Value
COMMON STOCKS — 99.1%
Auto Manufacturers — 4.2%
Honda Motor Co., Ltd., (Japan) SP ADR	113,600	$3,012,672
Toyota Motor Corp., (Japan) SP ADR	12,900	1,926,873
		4,939,545
Auto Parts & Equipment — 0.2%
Gentex Corp.	8,500	231,965
Banks — 13.6%
Bank of America Corp.	30,600	1,028,466
Bank of Montreal, (Canada)	27,100	2,499,704
Bank of Nova Scotia, (The), (Canada)	34,100	1,885,389
Canadian Imperial Bank of Commerce, (Canada)	7,400	350,094
Credicorp Ltd.	29,600	3,815,144
HSBC Holdings PLC, (United Kingdom) SP ADR	76,900	2,370,827
Royal Bank of Canada, (Canada)	44,500	4,140,280
		16,089,904
Beverages — 1.1%
Coca-Cola Co., (The)	3,900	240,669
PepsiCo, Inc.	5,900	1,016,393
		1,257,062
Biotechnology — 6.5%
Incyte Corp.*	55,700	3,922,951
Vertex Pharmaceuticals, Inc.*	13,400	3,775,584
		7,698,535
Building Materials — 1.9%
Johnson Controls International PLC, (Ireland)	31,400	1,699,996
Louisiana-Pacific Corp.	9,100	493,493
		2,193,489
Chemicals — 2.1%
Air Products & Chemicals, Inc.	5,300	1,337,985
Linde PLC, (Ireland)	4,100	1,159,726
		2,497,711
Commercial Services — 0.2%
FTI Consulting, Inc.*	1,500	240,900
Computers — 3.8%
Apple, Inc.	13,700	2,153,914
Check Point Software Technologies Ltd., (Israel)*	17,600	2,116,224
Pure Storage, Inc., Class A*	8,500	246,245
		4,516,383
Diversified Financial Services — 4.8%
Discover Financial Services	2,300	$231,127
Houlihan Lokey, Inc.	43,100	3,383,350
ORIX Corp., (Japan) SP ADR	11,600	955,260
SLM Corp.	43,400	663,152
T Rowe Price Group, Inc.	3,500	420,000
		5,652,889
Electric — 5.2%
Algonquin Power & Utilities Corp., (Canada)	75,500	1,035,105
Duke Energy Corp.	20,900	2,234,419
Fortis, Inc., (Canada)	64,600	2,849,506
		6,119,030
Electronics — 0.2%
Garmin Ltd., (Switzerland)	3,000	265,470
Food — 6.9%
Campbell Soup Co.	5,100	256,938
ConAgra Foods, Inc.	7,200	247,536
General Mills, Inc.	26,400	2,027,520
Hormel Foods Corp.	31,600	1,588,848
Kellogg Co.	43,600	3,171,464
Kraft Heinz Co., (The)	6,600	246,840
Mondelez International, Inc., Class A	9,900	612,414
		8,151,560
Healthcare-Products — 2.9%
Hologic, Inc.*	3,600	243,216
Medtronic PLC, (Ireland)	22,800	2,004,576
QuidelOrtho Corp.*	14,600	1,157,196
		3,404,988
Home Furnishings — 2.0%
Dolby Laboratories, Inc., Class A	31,900	2,336,356
Insurance — 2.0%
Assurant, Inc.	1,500	237,735
Berkshire Hathaway, Inc., Class B*	1,700	477,360
Chubb Ltd., (Switzerland)	4,020	759,981
Cincinnati Financial Corp.	2,400	232,704
Erie Indemnity Co., Class A	2,100	451,353
Hanover Insurance Group Inc., (The)	1,900	245,841
		2,404,974
Internet — 4.2%
Alphabet, Inc., Class C*	19,200	2,095,680
Amazon.com, Inc.*	22,700	2,877,679
		4,973,359
Machinery-Diversified — 1.4%
Graco, Inc.	25,900	1,653,456

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Portfolio of Investments (Concluded)

August 31, 2022

	Number of Shares	Value
Media — 2.8%
Comcast Corp., Class A	6,300	$227,997
Thomson Reuters Corp., (Canada)	27,600	3,036,552
		3,264,549
Mining — 0.2%
Newmont Corp.	5,600	231,616
Office/Business Equipment — 0.5%
Canon, Inc., (Japan) SP ADR	25,286	603,830
Oil & Gas — 2.3%
Chevron Corp.	9,600	1,517,376
Exxon Mobil Corp.	12,200	1,166,198
		2,683,574
Pharmaceuticals — 7.6%
Bristol-Myers Squibb Co.	16,300	1,098,783
CVS Health Corp.	5,900	579,085
Dr Reddy’s Laboratories Ltd., (India) ADR	10,500	549,045
Merck & Co., Inc.	13,600	1,160,896
Neurocrine Biosciences, Inc.*	2,400	251,112
Novartis AG, (Switzerland) SP ADR	25,500	2,053,260
Novo Nordisk, (Denmark) SP ADR	25,600	2,716,160
Pfizer, Inc.	12,600	569,898
		8,978,239
REITS — 1.8%
American Homes 4 Rent, Class A	41,100	1,461,516
Digital Realty Trust, Inc.	5,300	655,239
		2,116,755
Retail — 4.3%
Costco Wholesale Corp.	6,200	3,237,020
Murphy USA, Inc.	900	261,153
Wal-Mart Stores, Inc.	12,060	1,598,553
		5,096,726
Semiconductors — 2.2%
STMicroelectronics NV, (Netherlands)	6,700	233,830
Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan) SP ADR	29,000	2,417,150
		2,650,980
Software — 4.2%
Microsoft Corp.	16,500	4,314,255
Salesforce.com, Inc.*	2,300	359,076
ServiceNow, Inc.*	700	304,234
		4,977,565
Telecommunications — 10.0%
America Movil SAB de CV, (Mexico) SP ADR	22,900	$389,300
Chunghwa Telecom Co., Ltd., (Taiwan) SP ADR	44,900	1,783,428
Cisco Systems, Inc.	5,500	245,960
KT Corp., (South Korea) SP ADR	18,100	248,332
Nice Ltd., (Isreal) SP ADR*	10,100	2,155,037
Orange SA, (France) SP ADR	39,900	402,591
Telekomunikasi Indonesia Persero Tbk PT, (Indonesia) ADR	8,300	249,581
T-Mobile US, Inc.*	28,700	4,131,652
Verizon Communications, Inc.	24,300	1,015,983
Vodafone Group PLC, (United Kingdom) SP ADR	98,200	1,317,844
		11,939,708
TOTAL COMMON STOCKS
(Cost $117,689,054)		117,171,118

SHORT-TERM INVESTMENTS — 0.1%
U.S. Bank Money Market Deposit Account, 2.00%(a)	131,501	131,501
TOTAL SHORT-TERM INVESTMENTS
(Cost $131,501)		131,501
TOTAL INVESTMENTS — 99.2%
(Cost $117,820,555)		117,302,619
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.8%		957,436
NET ASSETS — 100.0%		$118,260,055

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2022.

ADR American Depositary Receipt

PLC Public Limited Company

REIT Real Estate Investment Trust

SP ADR Sponsored ADR

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Portfolio Holdings Summary Table

August 31, 2022

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
EXCHANGE-TRADED FUNDS	38.1%	$5,916,247
MUTUAL FUNDS	46.4	7,203,909
SHORT-TERM INVESTMENTS	15.3	2,371,223
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2	35,453
NET ASSETS	100%	$15,526,832

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Portfolio of Investments

August 31, 2022

	Number of Shares	Value
EXCHANGE-TRADED FUNDS — 38.1%
Exchange-Traded Funds — 38.1%
Financial Select Sector SPDR Fund	1,600	$52,880
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	13,440	233,453
Invesco QQQ Trust Series 1	790	236,423
Invesco S&P 500 Low Volatility ETF	2,540	160,528
iShares 5-10 Year Investment Grade Corporate Bond ETF	1,800	91,566
iShares Core 1-5 Year USD Bond ETF	14,900	702,237
iShares Core MSCI EAFE ETF	7,790	454,079
iShares Core S&P Small-Cap ETF	1,350	131,220
iShares Core U.S. Aggregate Bond ETF	15,680	1,579,133
iShares Edge MSCI Min Vol USA ETF	2,280	162,974
iShares Gold Trust *	2,590	84,072
iShares MSCI USA Small-Cap Min Vol Factor ETF	2,270	78,678
iShares TIPS Bond ETF	1,310	149,222
Schwab US Dividend Equity ETF	1,500	108,600
SPDR Portfolio S&P 500 ETF	6,930	322,037
Vanguard S&P 500 ETF	2,670	969,611
Vanguard Short-Term Inflation-Protected Securities ETF	8,060	399,534
		5,916,247
TOTAL EXCHANGE-TRADED FUNDS
(Cost $6,249,528)		5,916,247
MUTUAL FUNDS — 46.4%
Mutual Funds — 46.4%
SGI Global Equity Fund, Class I (a)	102,939	$3,413,463
SGI Small Cap Core Fund, Class I (a)	54,297	1,386,197
SGI US Large Cap Equity Fund, Class I (a)	101,135	1,805,254
SGI US Small Cap Equity Fund, Class I (a)	53,102	598,995
		7,203,909
TOTAL MUTUAL FUNDS
(Cost $7,577,889)		7,203,909

SHORT-TERM INVESTMENTS — 15.3%
U.S. Bank Money Market Deposit Account, 2.00% (b)	2,371,223	2,371,223
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,371,223)		2,371,223
TOTAL INVESTMENTS — 99.8%
(Cost $16,198,640)		15,491,379
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		35,453
NET ASSETS — 100.0%		$15,526,832

*	Non-income producing security

(a)	Affiliated company. See Note 7.

(b)	The rate shown is as of August 31, 2022.

ETF Exchange-Traded Funds

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Portfolio Holdings Summary Table

August 31, 2022

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
EXCHANGE-TRADED FUNDS	20.9%	$2,721,648
MUTUAL FUNDS	74.9	9,725,667
SHORT-TERM INVESTMENTS	4.2	547,276
LIABILITIES IN EXCESS OF OTHER ASSETS	0.0	(6,353)
NET ASSETS	100%	$12,988,238

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Portfolio of Investments

August 31, 2022

	Number of Shares	Value
EXCHANGE-TRADED FUNDS — 20.9%
Exchange-Traded Funds — 20.9%
Financial Select Sector SPDR Fund	870	$28,754
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	6,600	114,642
Invesco QQQ Trust Series 1	380	113,723
Invesco S&P 500 Low Volatility ETF	1,250	79,000
iShares 5-10 Year Investment Grade Corporate Bond ETF	930	47,309
iShares Core 1-5 Year USD Bond ETF	1,500	70,695
iShares Core MSCI EAFE ETF	6,760	394,040
iShares Core MSCI Emerging Markets ETF	6,970	337,766
iShares Core S&P Small-Cap ETF	660	64,152
iShares Edge MSCI Min Vol USA ETF	1,100	78,628
iShares Gold Trust *	1,260	40,900
iShares MSCI USA Small-Cap Min Vol Factor ETF	1,200	41,592
iShares TIPS Bond ETF	630	71,763
Schwab US Dividend Equity ETF	720	52,128
SPDR Portfolio S&P 500 ETF	3,340	155,210
Vanguard S&P 500 ETF	2,840	1,031,346
		2,721,648
TOTAL EXCHANGE-TRADED FUNDS
(Cost $2,797,281)		2,721,648

MUTUAL FUNDS — 74.9%
Mutual Funds — 74.9%
SGI Global Equity Fund, Class I (a)	117,522	$3,897,027
SGI Small Cap Core Fund, Class I (a)	105,973	2,705,491
SGI US Large Cap Equity Fund, Class I (a)	131,386	2,345,238
SGI US Small Cap Equity Fund, Class I (a)	68,964	777,911
		9,725,667
TOTAL MUTUAL FUNDS
(Cost $10,053,575)		9,725,667

SHORT-TERM INVESTMENTS — 4.2%
U.S. Bank Money Market Deposit Account, 2.00% (b)	547,276	547,276
TOTAL SHORT-TERM INVESTMENTS
(Cost $547,276)		547,276
TOTAL INVESTMENTS — 100.0%
(Cost $13,398,132)		12,994,591
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(6,353)
NET ASSETS — 100.0%		$12,988,238

*	Non-income producing security

(a)	Affiliated company. See Note 7.

(b)	The rate shown is as of August 31, 2022.

ETF Exchange-Traded Funds

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP CORE FUND

Portfolio Holdings Summary Table

August 31, 2022

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Retail	8.7%	$7,825,788
Banks	6.5	5,863,653
Transportation	5.6	5,041,680
Commercial Services	5.4	4,953,251
REITS	5.4	4,881,858
Diversified Financial Services	4.3	3,826,937
Oil & Gas Services	4.1	3,671,327
Building Materials	3.8	3,422,094
Oil & Gas	3.8	3,377,087
Home Builders	3.4	3,066,928
Food	3.1	2,795,875
Software	3.1	2,773,257
Computers	2.9	2,571,478
Engineering & Construction	2.6	2,358,764
Pharmaceuticals	2.6	2,351,585
Insurance	2.5	2,271,247
Metal Fabricate/Hardware	2.5	2,210,927
Distribution/Wholesale	2.4	2,113,385
Semiconductors	2.3	2,089,156
Healthcare-Products	2.3	2,028,780
Electronics	2.1	1,884,121
Machinery-Diversified	1.9	1,678,473
Real Estate	1.4	1,301,280
Telecommunications	1.0	912,554
Chemicals	1.0	871,022
Media	0.9	853,645
Leisure Time	0.9	845,538
Cosmetics & Personal Care	0.9	836,043
Healthcare-Services	0.9	834,320
Pipelines	0.9	793,557
Coal	0.9	770,035
Hand/Machine Tools	0.9	764,280
Mining	0.7	633,946
Savings & Loans	0.6	517,756
Electrical Components & Equipment	0.6	504,305
Iron/Steel	0.5	482,374
Apparel	0.5	454,938
Agriculture	0.5	423,993
Environmental Control	0.4	388,611
Water	0.4	369,301
Biotechnology	0.3	303,996
Aerospace/Defense	0.3	271,695
Gas	0.3	252,600
Internet	0.3	230,888
Miscellaneous Manufacturing	0.2	202,768
Machinery-Construction & Mining	0.2	179,388

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP CORE FUND

Portfolio Holdings Summary Table (CONCLUDED)

August 31, 2022

	% of Net Assets	Value
Auto Parts & Equipment	0.2%	$155,918
Packaging & Containers	0.1	100,210
Electric	0.1	52,878
EXCHANGE-TRADED FUNDS	0.8	710,400
SHORT-TERM INVESTMENTS	0.1	91,605
OTHER ASSETS IN EXCESS OF LIABILITIES	1.9	1,668,327
NET ASSETS	100%	$89,835,822

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP CORE FUND

Portfolio of Investments

August 31, 2022

	Number of Shares	Value
COMMON STOCKS — 97.2%
Aerospace/Defense — 0.3%
Astronics Corp.*	29,500	$271,695
Agriculture — 0.5%
Andersons Inc., (The)	11,450	423,993
Apparel — 0.5%
Urban Outfitters, Inc.*	22,600	454,938
Auto Parts & Equipment — 0.2%
Allison Transmission Holdings, Inc.	4,300	155,918
Banks — 6.5%
Bank First Corp.	1,300	105,651
Bridgewater Bancshares, Inc.*	2,600	44,668
Carter Bankshares, Inc.*	3,200	52,704
Civista Bancshares, Inc.	3,000	63,450
Coastal Financial Corp.*	5,700	229,140
ConnectOne Bancorp, Inc.	15,600	390,468
Eagle Bancorp, Inc.	3,300	160,149
FB Financial Corp.	10,100	400,162
First Bancorp Southern Pines	10,300	375,023
Guaranty Bancshares, Inc.	3,500	121,275
Merchants Bancorp	12,700	342,519
Metropolitan Bank Holding Corp.*	12,100	866,239
Nicolet Bankshares, Inc.*	4,500	344,610
Origin Bancorp, Inc.	9,300	379,905
Peapack-Gladstone Financial Corp.	4,200	141,414
Peoples Financial Services Corp.	900	43,812
QCR Holdings, Inc.	6,500	363,025
Red River Bancshares, Inc.	2,600	132,886
ServisFirst Bancshares, Inc.	5,300	447,108
SmartFinancial, Inc.	5,800	145,522
South Plains Financial, Inc.	4,000	108,520
Southern First Bancshares, Inc.*	2,400	103,464
TriCo Bancshares	2,100	99,099
Westamerica BanCorp	7,200	402,840
		5,863,653
Biotechnology — 0.3%
Innoviva, Inc.*	23,100	303,996
Building Materials — 3.8%
Hayward Holdings, Inc.*	28,000	294,280
Louisiana-Pacific Corp.	15,400	835,142
PGT Innovations, Inc.*	36,850	770,902
Simpson Manufacturing Co., Inc.	7,000	648,480
UFP Industries, Inc.	11,000	873,290
		3,422,094
Chemicals — 1.0%
AdvanSix, Inc.	12,900	$467,754
Avient Corp.	6,000	262,980
Ecovyst, Inc.*	4,400	40,656
Hawkins, Inc.	2,600	99,632
		871,022
Coal — 0.9%
Alpha Metallurgical Resources, Inc.	4,900	770,035
Commercial Services — 5.4%
ABM Industries, Inc.	1,000	46,400
AMN Healthcare Services, Inc.*	8,100	831,384
ASGN, Inc.*	5,800	560,860
CorVel Corp.*	4,000	621,520
Forrester Research, Inc.*	2,500	103,975
Franklin Covey Co.*	7,600	361,532
ICF International, Inc.	2,600	264,056
Kforce, Inc.	5,500	300,960
Korn/Ferry International	3,900	237,588
Laureate Education, Inc.	33,300	366,966
National Research Corp.	4,000	136,440
R1 RCM, Inc.*	27,400	598,690
TriNet Group, Inc.*	500	41,200
WillScot Mobile Mini Holdings Corp.*	12,000	481,680
		4,953,251
Computers — 2.9%
Insight Enterprises, Inc.*	7,700	701,624
Mitek Systems, Inc.*	82,700	845,194
Rapid7, Inc.*	10,400	598,000
Varonis Systems, Inc.*	15,600	426,660
		2,571,478
Cosmetics & Personal Care — 0.9%
Edgewell Personal Care Co.	1,200	46,752
elf Beauty, Inc.*	20,700	789,291
		836,043
Distribution/Wholesale — 2.4%
Core & Main, Inc., Class A*	31,500	742,455
Titan Machinery, Inc.*	34,700	1,068,066
WESCO International, Inc.*	2,300	302,864
		2,113,385

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP CORE FUND

Portfolio of Investments (Continued)

August 31, 2022

	Number of Shares	Value
Diversified Financial Services — 4.3%
Amerant Bancorp, Inc.	5,700	$149,283
AssetMark Financial Holdings, Inc.*	35,800	692,372
Columbia Financial, Inc.*	24,600	524,718
Enova International, Inc.*	12,200	426,268
Focus Financial Partners, Inc., Class A*	11,100	434,565
International Money Express, Inc.*	27,700	620,480
Nelnet, Inc., Class A	500	42,120
PJT Partners, Inc., Class A	12,898	892,800
Radian Group, Inc.	2,100	44,331
		3,826,937
Electric — 0.1%
Otter Tail Corp.	700	52,878
Electrical Components & Equipment — 0.6%
Insteel Industries, Inc.	17,450	504,305
Electronics — 2.1%
Knowles Corp.*	43,700	662,055
Mesa Laboratories, Inc.	3,300	563,838
OSI Systems, Inc.*	7,900	658,228
		1,884,121
Engineering & Construction — 2.6%
Comfort Systems USA, Inc.	5,500	551,870
MYR Group, Inc.*	9,900	920,106
NV5 Global, Inc.*	6,300	886,788
		2,358,764
Environmental Control — 0.4%
Evoqua Water Technologies Corp.*	5,600	196,448
Heritage-Crystal Clean, Inc.*	5,900	192,163
		388,611
Food — 3.1%
Chefs’ Warehouse Inc., (The)*	26,300	876,842
Hostess Brands, Inc.*	2,800	64,904
Ingles Markets, Inc., Class A	4,800	420,144
Seaboard Corp.	50	193,117
Sprouts Farmers Market, Inc.*	17,100	494,190
Tootsie Roll Industries, Inc.	16,068	575,716
Weis Markets, Inc.	2,200	170,962
		2,795,875
Gas — 0.3%
Chesapeake Utilities Corp.	2,000	252,600
Hand/Machine Tools — 0.9%
Franklin Electric Co., Inc.	8,800	764,280
Healthcare-Products — 2.3%
ICU Medical, Inc.*	1,000	$159,000
Omnicell, Inc.*	5,800	593,282
Shockwave Medical, Inc.*	4,300	1,276,498
		2,028,780
Healthcare-Services — 0.9%
National HealthCare Corp.	1,600	111,120
Tenet Healthcare Corp.*	12,800	723,200
		834,320
Home Builders — 3.4%
Century Communities, Inc.	18,600	868,434
Forestar Group, Inc.*	20,100	250,044
Meritage Homes Corp.*	8,800	689,480
Toll Brothers, Inc.	9,200	402,868
Tri Pointe Homes, Inc.*	49,400	856,102
		3,066,928
Insurance — 2.5%
Enstar Group Ltd.*	300	56,775
Kemper Corp.	3,400	156,400
Nmi Holdings, Inc., Class A*	45,000	923,850
Palomar Holdings, Inc.*	7,900	626,391
ProAssurance Corp.	9,300	198,927
Stewart Information Services Corp.	6,100	308,904
		2,271,247
Internet — 0.3%
ePlus, Inc.*	4,900	230,888
Iron/Steel — 0.5%
Carpenter Technology Corp.	14,200	482,374
Leisure Time — 0.9%
MasterCraft Boat Holdings, Inc.*	21,700	522,753
OneWater Marine, Inc., Class A*	8,100	322,785
		845,538
Machinery-Construction & Mining — 0.2%
Terex Corp.	5,400	179,388
Machinery-Diversified — 1.9%
Alamo Group, Inc.	6,500	849,940
CSW Industrials, Inc.	1,200	151,920
Lindsay Corp.	2,300	368,828
Tennant Co.	5,100	307,785
		1,678,473
Media — 0.9%
Scripps E W Co., Class A*	57,100	853,645

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP CORE FUND

Portfolio of Investments (Continued)

August 31, 2022

	Number of Shares	Value
Metal Fabricate/Hardware — 2.5%
AZZ, Inc.	13,100	$558,191
Mueller Industries, Inc.	16,200	1,023,354
Olympic Steel, Inc.	7,800	205,296
Omega Flex, Inc.	1,800	181,836
Ryerson Holding Corp.	8,500	242,250
		2,210,927
Mining — 0.7%
Livent Corp.*	19,700	633,946
Miscellaneous Manufacturing — 0.2%
Chase Corp.	2,300	202,768
Oil & Gas — 3.8%
Berry Corp.	37,800	345,870
Delek US Holdings, Inc.	18,900	533,925
Earthstone Energy, Inc., Class A*	33,700	512,240
Murphy Oil Corp.	22,000	857,340
Talos Energy, Inc.*	54,400	1,127,712
		3,377,087
Oil & Gas Services — 4.1%
Liberty Energy, Inc.*	69,400	1,041,000
MRC Global, Inc.*	42,100	409,633
NOW, Inc.*	56,300	682,356
ProPetro Holding Corp.*	106,000	970,960
Select Energy Services, Inc., Class A*	79,800	567,378
		3,671,327
Packaging & Containers — 0.1%
Silgan Holdings, Inc.	2,200	100,210
Pharmaceuticals — 2.6%
Collegium Pharmaceutical, Inc.*	39,500	694,410
Pacira BioSciences, Inc.*	8,400	440,832
Prestige Brands Holdings, Inc.*	7,400	374,292
USANA Health Sciences, Inc.*	13,051	842,051
		2,351,585
Pipelines — 0.9%
Golar LNG Ltd.*	29,100	793,557
Real Estate — 1.4%
Cushman & Wakefield PLC*	57,000	852,720
Marcus & Millichap, Inc.	12,000	448,560
		1,301,280
REITS — 5.4%
Agree Realty Corp.	11,800	$888,776
Brandywine Realty Trust	53,300	427,999
City Office REIT, Inc.	43,900	507,045
Life Storage, Inc.	4,700	598,075
Rexford Industrial Realty, Inc.	14,400	895,824
Ryman Hospitality Properties, Inc.*	6,900	567,318
Terreno Realty Corp.	7,500	457,425
UMH Properties, Inc.	29,900	539,396
		4,881,858
Retail — 8.7%
Arko Corp.	81,500	776,695
AutoNation, Inc.*	7,600	946,960
Chico’s FAS, Inc.*	94,300	535,624
Dave & Buster’s Entertainment, Inc.*	9,900	409,266
GMS, Inc.*	18,600	896,520
Group 1 Automotive, Inc.	5,300	946,527
Haverty Furniture Cos., Inc.	14,600	391,572
MarineMax, Inc.*	24,700	897,598
Patrick Industries, Inc.	9,300	492,621
PC Connection, Inc.	4,300	213,624
Winmark Corp.	2,500	515,925
World Fuel Services Corp.	11,900	307,020
Zumiez, Inc.*	19,100	495,836
		7,825,788
Savings & Loans — 0.6%
Brookline Bancorp, Inc.	6,600	82,302
Home Bancorp, Inc.	2,500	97,600
HomeTrust Bancshares, Inc.	9,100	211,302
Southern Missouri Bancorp, Inc.	2,400	126,552
		517,756
Semiconductors — 2.3%
Allegro MicroSystems, Inc.*	27,200	634,304
Diodes, Inc.*	11,400	811,338
Silicon Laboratories, Inc.*	4,300	538,919
SMART Global Holdings, Inc.*	5,700	104,595
		2,089,156
Software — 3.1%
Digi International, Inc.*	16,290	539,362
eGain Corp.*	5,000	46,050
Evolent Health, Inc., Class A*	23,900	878,325
Verint Systems, Inc.*	8,400	407,316
Verra Mobility Corp.*	56,600	902,204
		2,773,257
Telecommunications — 1.0%
Aviat Networks, Inc.*	15,300	478,890
Viavi Solutions, Inc.*	30,800	433,664
		912,554

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP CORE FUND

Portfolio of Investments (Concluded)

August 31, 2022

	Number of Shares	Value
Transportation — 5.6%
ArcBest Corp.	2,000	$161,060
Daseke, Inc.*	22,800	138,168
Heartland Express, Inc.	45,200	684,780
Hub Group, Inc., Class A*	10,400	830,024
Landstar System, Inc.	3,500	513,205
Marten Transport, Ltd.	43,600	863,716
Radiant Logistics, Inc.*	30,500	213,500
Saia, Inc.*	2,000	413,660
Schneider National, Inc., Class B	34,900	797,814
Werner Enterprises, Inc.	10,700	425,753
		5,041,680
Water — 0.4%
American States Water Co.	3,200	265,504
Artesian Resources Corp., Class A	1,900	103,797
		369,301
TOTAL COMMON STOCKS
(Cost $89,043,333)		87,365,490

EXCHANGE-TRADED FUNDS — 0.8%
Exchange-Traded Funds — 0.8%
Vanguard Russell 2000 ETF	9,600	$710,400

TOTAL EXCHANGE-TRADED FUNDS
(Cost $759,748)		710,400

SHORT-TERM INVESTMENTS — 0.1%
U.S. Bank Money Market Deposit Account, 2.00% (a)	91,605	91,605
TOTAL SHORT-TERM INVESTMENTS
(Cost $91,605)		91,605
TOTAL INVESTMENTS — 98.1%
(Cost $89,894,686)		88,167,495
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.9%		1,668,327
NET ASSETS — 100.0%		$89,835,822

*	Non-income producing security.

(a)	The rate shown is as of August 31, 2022.

ETF Exchange-Traded Funds

REIT Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities

August 31, 2022

	SGI U.S. Large Cap Equity Fund	SGI U.S. Small Cap Equity Fund	SGI Global Equity Fund
ASSETS
Investments, at fair value:
Unaffiliated investments (cost $377,522,743, $34,620,248, and $117,689,054, respectively)	$420,269,926	$35,472,686	$117,171,118
Affiliated mutual funds (cost $0, $0, and $0, respectively)(see Note 7)	—	—	—
Short-term investments, at value (cost $1,630,974, $0, and $131,501, respectively)	1,630,974	—	131,501
Receivables for:
Investments sold	—	334,002	578,079
Capital shares sold	355,904	64,026	308,581
Dividends	1,104,083	17,452	255,085
Prepaid expenses and other assets	46,263	18,484	19,726
Total assets	$423,407,150	$35,906,650	$118,464,090

LIABILITIES
Payables for:
Capital shares redeemed	$594,374	$61,392	$83,750
Advisory fees	220,749	21,501	51,213
Due to custodian	—	239,638	—
Other accrued expenses and liabilities	212,494	55,016	69,072
Total liabilities	1,027,617	377,547	204,035
Net assets	$422,379,533	$35,529,103	$118,260,055

NET ASSETS CONSIST OF:
Par value	$23,661	$3,156	$3,566
Paid-in capital	364,452,844	34,920,978	115,711,188
Total distributable earnings/(loss)	57,903,028	604,969	2,545,301
Net assets	$422,379,533	$35,529,103	$118,260,055

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities (Continued)

August 31, 2022

	SGI U.S. Large Cap Equity Fund	SGI U.S. Small Cap Equity Fund	SGI Global Equity Fund
CLASS I SHARES:
Net assets applicable to Class I Shares	$391,548,180	$29,180,197	$118,260,055
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	21,930,358	2,587,768	3,566,336
Net asset value, offering and redemption price per share	$17.85	$11.28	$33.16

CLASS A SHARES:
Net assets applicable to Class A Shares	$28,285,329	$6,110,542	$—
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,582,385	545,796	—
Net asset value and redemption price per share	$17.88	$11.20	$—
Maximum offering price per share (100/94.75 of $17.88 and $11.20, respectively)	$18.87	$11.82	$—

CLASS C SHARES:
Net assets applicable to Class C Shares	$2,546,024	$238,364	$—
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	148,745	22,017	—
Net asset value, offering and redemption price per share	$17.12	$10.83	$—

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Assets and Liabilities (Concluded)

August 31, 2022

	SGI prudent growth Fund	SGI PEAK GROWTH FUND	SGI SMALL CAP core FUND
ASSETS
Investments, at fair value:
Unaffiliated investments (cost $6,249,528, $2,797,281, and $89,803,081, respectively)	$5,916,247	$2,721,648	$88,075,890
Affiliated mutual funds (cost $7,577,889, $10,053,575, and $0, respectively)(see Note 7)	7,203,909	9,725,667	—
Short-term investments, at value (cost $2,371,223, $547,276, and $91,605, respectively)	2,371,223	547,276	91,605
Receivables for:
Investments sold	—	—	1,632,643
Capital shares sold	77,649	38,613	134,295
Dividends	—	—	58,232
Prepaid expenses and other assets	15,889	13,918	26,926
Total assets	$15,584,917	$13,047,122	$90,019,591

LIABILITIES
Payables for:
Capital shares redeemed	$—	$—	$22,061
Advisory fees	13,607	11,391	71,034
Due to custodian	—	—	—
Other accrued expenses and liabilities	44,478	47,493	90,674
Total liabilities	58,085	58,884	183,769
Net assets	$15,526,832	$12,988,238	$89,835,822

NET ASSETS CONSIST OF:
Par value	$1,585	$1,300	$3,519
Paid-in capital	16,550,490	14,041,516	101,332,371
Total distributable earnings/(loss)	(1,025,243)	(1,054,578)	(11,500,068)
Net assets	$15,526,832	$12,988,238	$89,835,822

CLASS I SHARES:
Net assets applicable to Class I Shares	$15,526,832	$12,988,238	$89,835,822
Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,584,947	1,299,648	3,519,005
Net asset value, offering and redemption price per share	$9.80	$9.99	$25.53

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Operations

FOR THE Year ENDED August 31, 2022

	SGI U.S. Large Cap Equity Fund	SGI U.S. Small Cap Equity Fund	SGI Global Equity Fund
INVESTMENT INCOME
Dividends
Dividends from unaffiliated investments	$8,630,415	$406,885	$2,488,434 (1)
Dividends from affiliated investments (see Note 7)	—	—	—
Interest	23,218	2,227	9,208
Total investment income	8,653,633	409,112	2,497,642

EXPENSES
Advisory fees (Note 2)	3,446,571	340,697	841,334
Administration and accounting fees (Note 2)	235,829	30,801	73,455
Transfer agent fees (Note 2)	458,752	26,902	136,536
Legal fees	133,584	9,021	33,458
Officer fees	81,098	5,787	18,806
Director fees	80,486	5,805	20,835
Distribution fees - Class A Shares	72,749	14,636	—
Distribution fees - Class C Shares	27,461	1,769	—
Custodian fees (Note 2)	56,974	5,411	3,658
Registration and filing fees	53,530	46,094	25,293
Printing and shareholder reporting fees	48,343	6,893	14,939
Audit and tax service fees	37,319	35,312	32,930
Other expenses	58,448	9,560	18,200
Total expenses before waivers and/or reimbursements	4,791,144	538,688	1,219,444
(Waivers and/or reimbursements) net of amounts recouped (Note 2)	(198,081)	(81,169)	(209,841)
Net expenses after waivers and/or reimbursements net of amounts recouped	4,593,063	457,519	1,009,603
Net investment income/(loss)	4,060,570	(48,407)	1,488,039

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments
Unaffiliated investments	32,998,168	2,417,101	3,693,438
Affiliated mutual funds (see Note 7)	—	—	—
Distributions from unaffiliated investments	—	—	—
Distributions from affiliated mutual funds (see Note 7)	—	—	—
Net change in unrealized appreciation/(depreciation) on investments
Unaffiliated investments	(93,076,221)	(4,546,103)	(17,031,168)
Affiliated mutual fund (see Note 7)	—	—	—
Net realized and unrealized gain/(loss) on investments	(60,078,053)	(2,129,002)	(13,337,730)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(56,017,483)	$(2,177,409)	$(11,849,691)

(1)	Net of foreign withholding taxes of $203,857.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Statements of Operations (Concluded)

FOR THE Year ENDED August 31, 2022

	SGI prudent growth Fund	SGI PEAK GROWTH FUND	SGI SMALL CAP core FUND
INVESTMENT INCOME
Dividends
Dividends from unaffiliated investments	$188,035	$123,978	$818,020
Dividends from affiliated investments (see Note 7)	43,882	57,702	—
Interest	8,606	2,879	7,105
Total investment income	240,523	184,559	825,125

EXPENSES
Advisory fees (Note 2)	93,614	98,498	882,173
Administration and accounting fees (Note 2)	18,791	19,121	70,649
Transfer agent fees (Note 2)	17,716	18,335	98,334
Legal fees	1,810	1,820	31,098
Officer fees	938	1,000	13,414
Director fees	724	764	14,519
Distribution fees - Class A Shares	—	—	—
Distribution fees - Class C Shares	—	—	—
Custodian fees (Note 2)	580	—	27,756
Registration and filing fees	24,627	24,201	29,617
Printing and shareholder reporting fees	4,136	4,405	20,974
Audit and tax service fees	32,060	32,060	28,648
Other expenses	5,412	6,907	13,932
Total expenses before waivers and/or reimbursements	200,408	207,111	1,231,114
(Waivers and/or reimbursements) net of amounts recouped (Note 2)	11,784	16,151	(88,935)
Net expenses after waivers and/or reimbursements net of amounts recouped	212,192	223,262	1,142,179
Net investment income/(loss)	28,331	(38,703)	(317,054)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments
Unaffiliated investments	(361,608)	(258,784)	(7,094,288)
Affiliated mutual funds (see Note 7)	(50,151)	(568,114)	—
Distributions from unaffiliated investments	408	—	—
Distributions from affiliated mutual funds (see Note 7)	586,054	1,078,082	—
Net change in unrealized appreciation/(depreciation) on investments
Unaffiliated investments	(551,350)	(271,683)	(2,150,230)
Affiliated mutual fund (see Note 7)	(1,160,252)	(1,508,086)	—
Net realized and unrealized gain/(loss) on investments	(1,536,899)	(1,528,585)	(9,244,518)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,508,568)	$(1,567,288)	$(9,561,572)

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Statements of Changes in Net Assets

	FOR THE Year ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$4,060,570	$705,227
Net realized gain/(loss) from investments
Unaffiliated investments	32,998,168	85,368,756
Affiliated mutual funds (see Note 7)	—	—
Distributions from unaffiliated investments	—	—
Distributions from affiliated mutual funds (see Note 7)	—	—
Net change in unrealized appreciation/(depreciation) on investments
Unaffiliated investments	(93,076,221)	6,254,867
Affiliated mutual funds (see Note 7)	—	—
Net increase/(decrease) in net assets resulting from operations	(56,017,483)	92,328,850

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(74,965,550)	(3,273,647)
Net decrease in net assets from dividends and distributions to shareholders	(74,965,550)	(3,273,647)

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	144,457,973	105,163,748
Reinvestment of distributions	69,783,969	700,221
Shares redeemed	(206,070,941)	(240,294,997)
Total from Class I Shares	8,171,001	(134,431,028)
Class A Shares
Proceeds from shares sold	7,552,247	6,983,680
Reinvestment of distributions	4,175,944	103,833
Shares redeemed	(5,400,063)	(5,603,311)
Total from Class A Shares	6,328,128	1,484,202
Class C Shares
Proceeds from shares sold	509,725	240,050
Reinvestment of distributions	407,056	7,069
Shares redeemed	(552,201)	(706,698)
Total from Class C Shares	364,580	(459,579)
Net increase/(decrease) in net assets from capital share transactions	14,863,709	(133,406,405)
Total increase/(decrease) in net assets	(116,119,324)	(44,351,202)

NET ASSETS:
Beginning of period	538,498,857	582,850,059
End of period	$422,379,533	$538,498,857

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Statements of Changes in Net Assets (Concluded)

	FOR THE Year ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021
SHARES TRANSACTIONS:
Class I Shares
Shares sold	7,157,690	5,108,245
Shares reinvested	3,438,245	34,701
Shares redeemed	(10,476,212)	(11,798,906)
Total Class I Shares	119,723	(6,655,960)
Class A Shares
Shares sold	384,694	334,721
Shares reinvested	205,477	5,158
Shares redeemed	(273,529)	(269,665)
Total Class A Shares	316,642	70,214
Class C Shares
Shares sold	27,067	12,078
Shares reinvested	20,811	366
Shares redeemed	(28,539)	(35,577)
Total Class C Shares	19,339	(23,133)
Net increase/(decrease) in shares outstanding	455,704	(6,608,879)

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	FOR THE Year ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(48,407)	$(115,559)
Net realized gain/(loss) from investments
Unaffiliated investments	2,417,101	9,246,644
Affiliated mutual funds (see Note 7)	—	—
Distributions from unaffiliated investments	—	—
Distributions from affiliated mutual funds (see Note 7)	—	—
Net change in unrealized appreciation/(depreciation) on investments
Unaffiliated investments	(4,546,103)	317,525
Affiliated mutual funds (see Note 7)	—	—
Net increase/(decrease) in net assets resulting from operations	(2,177,409)	9,448,610

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	—	(119,130)
Net decrease in net assets from dividends and distributions to shareholders	—	(119,130)

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	12,569,490	19,923,888
Reinvestment of distributions	—	74,127
Shares redeemed	(9,477,086)	(42,720,127)
Total from Class I Shares.	3,092,404	(22,722,112)
Class A Shares
Proceeds from shares sold	2,241,080	4,403,023
Reinvestment of distributions	—	14,986
Shares redeemed	(1,363,685)	(7,255,626)
Total from Class A Shares	877,395	(2,837,617)
Class C Shares
Proceeds from shares sold	165,617	2,950
Reinvestment of distributions	—	—
Shares redeemed	(33,126)	(4,948)
Total from Class C Shares	132,491	(1,998)
Net increase/(decrease) in net assets from capital share transactions	4,102,290	(25,561,727)
Total increase/(decrease) in net assets	1,924,881	(16,232,247)

NET ASSETS:
Beginning of period	33,604,222	49,836,469
End of period	$35,529,103	$33,604,222

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Statements of Changes in Net Assets (Concluded)

	FOR THE Year ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021
SHARES TRANSACTIONS:
Class I Shares
Shares sold	1,059,075	1,826,006
Shares reinvested	—	6,876
Shares redeemed	(815,874)	(3,758,088)
Total Class I Shares	243,201	(1,925,206)
Class A Shares
Shares sold	193,899	408,607
Shares reinvested	—	1,394
Shares redeemed	(118,388)	(630,037)
Total Class A Shares	75,511	(220,036)
Class C Shares
Shares sold	14,668	277
Shares reinvested	—	—
Shares redeemed	(2,925)	(478)
Total Class C Shares	11,743	(201)
Net increase/(decrease) in shares outstanding	330,455	(2,145,443)

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Statements of Changes in Net Assets

	FOR THE Year ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$1,488,039	$974,342
Net realized gain/(loss) from investments
Unaffiliated investments	3,693,438	5,367,053
Affiliated mutual funds (see Note 7)	—	—
Distributions from unaffiliated investments	—	—
Distributions from affiliated mutual funds (see Note 7)	—	—
Net change in unrealized appreciation/(depreciation) on investments
Unaffiliated investments	(17,031,168)	9,054,219
Affiliated mutual funds (see Note 7)	—	—
Net increase/(decrease) in net assets resulting from operations	(11,849,691)	15,395,614

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(5,564,301)	(551,275)
Net decrease in net assets from dividends and distributions to shareholders	(5,564,301)	(551,275)

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	44,280,649	61,955,131
Reinvestment of distributions	5,546,851	464,361
Shares redeemed	(26,188,347)	(23,490,959)
Net increase/(decrease) in net assets from capital share transactions	23,639,153	38,928,533
Total increase/(decrease) in net assets	6,225,161	53,772,872

NET ASSETS:
Beginning of period	112,034,894	58,262,022
End of period	$118,260,055	$112,034,894

SHARES TRANSACTIONS:
Class I Shares
Shares sold	1,230,209	1,813,299
Shares reinvested	147,482	13,666
Shares redeemed	(734,082)	(673,755)
Net increase/(decrease) in shares outstanding	643,609	1,153,210

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Statements of Changes in Net Assets

	FOR THE Year ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$28,331	$(59,456)
Net realized gain/(loss) from investments
Unaffiliated investments	(361,608)	64,650
Affiliated mutual funds (see Note 7)	(50,151)	196,415
Distributions from unaffiliated investments	408	—
Distributions from affiliated mutual funds (see Note 7)	586,054	3,294
Net change in unrealized appreciation/(depreciation) on investments
Unaffiliated investments	(551,350)	152,373
Affiliated mutual funds (see Note 7)	(1,160,252)	546,380
Net increase/(decrease) in net assets resulting from operations	(1,508,568)	903,656

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(711,629)	(4,271)
Net decrease in net assets from dividends and distributions to shareholders	(711,629)	(4,271)

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	8,772,783	6,704,479
Reinvestment of distributions	711,630	4,271
Shares redeemed	(2,544,827)	(3,208,535)
Net increase/(decrease) in net assets from capital share transactions	6,939,586	3,500,215
Total increase/(decrease) in net assets	4,719,389	4,399,600

NET ASSETS:
Beginning of period	10,807,443	6,407,843
End of period	$15,526,832	$10,807,443

SHARES TRANSACTIONS:
Class I Shares
Shares sold	842,898	608,029
Shares reinvested	63,117	394
Shares redeemed	(245,918)	(288,003)
Net increase/(decrease) in shares outstanding	660,097	320,420

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Statements of Changes in Net Assets

	FOR THE Year ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(38,703)	$(108,378)
Net realized gain/(loss) from investments
Unaffiliated investments	(258,784)	162,720
Affiliated mutual funds (see Note 7)	(568,114)	495,364
Distributions from unaffiliated investments	—	—
Distributions from affiliated mutual funds (see Note 7)	1,078,082	4,863
Net change in unrealized appreciation/(depreciation) on investments
Unaffiliated investments	(271,683)	112,417
Affiliated mutual funds (see Note 7)	(1,508,086)	666,851
Net increase/(decrease) in net assets resulting from operations	(1,567,288)	1,333,837

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(1,403,072)	—
Net decrease in net assets from dividends and distributions to shareholders	(1,403,072)	—

INCREASE/(DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	10,556,163	5,837,060
Reinvestment of distributions	1,403,072	(3,558,030)
Shares redeemed	(6,940,249)	—
Net increase/(decrease) in net assets from capital share transactions	5,018,986	2,279,030
Total increase/(decrease) in net assets	2,048,626	3,612,867

NET ASSETS:
Beginning of period	10,939,612	7,326,745
End of period	$12,988,238	$10,939,612

SHARES TRANSACTIONS:
Class I Shares
Shares sold	947,764	500,535
Shares reinvested	119,437	(303,661)
Shares redeemed	(633,856)	—
Net increase/(decrease) in shares outstanding	433,345	196,874

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP CORE FUND (formerly, the SGI Small Cap Growth Fund)

Statements of Changes in Net Assets

	FOR THE Year ENDED AUGUST 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(317,054)	$(331,002)
Net realized gain/(loss) from investments
Unaffiliated investments	(7,094,288)	29,571,349
Affiliated mutual funds (see Note 7)	—	—
Distributions from unaffiliated investments	—	—
Distributions from affiliated mutual funds (see Note 7)	—	—
Net change in unrealized appreciation/(depreciation) on investments
Unaffiliated investments	(2,150,230)	(5,218,328)
Affiliated mutual funds (see Note 7)	—	—
Net increase/(decrease) in net assets resulting from operations	(9,561,572)	24,022,019

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Total distributable earnings	(24,978,857)	(3,334,454)
Net decrease in net assets from dividends and distributions to shareholders	(24,978,857)	(3,334,454)

INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	27,264,934	126,727,651
Reinvestment of distributions	24,457,949	3,236,288
Distributions for shares redeemed	(24,755,295)	(110,352,037)
Net increase/(decrease) in net assets from capital share transactions	26,967,588	19,611,902
Total increase/(decrease) in net assets	(7,572,841)	40,299,467

NET ASSETS:
Beginning of period	97,408,663	57,109,196
End of period	$89,835,822	$97,408,663

SHARES TRANSACTIONS:
Shares sold	990,971	3,271,914
Shares reinvested	884,875	102,414
Shares redeemed	(877,969)	(2,881,312)
Net increase/(decrease) in shares outstanding	997,877	493,016

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$23.21	$19.55	$18.24	$17.97	$15.43
Net investment income/(loss)(1)	0.17	0.03	0.14	0.18	0.16
Net realized and unrealized gain/(loss) on investments(2)	(2.27)	3.76	1.66	0.75	3.52
Net increase/(decrease) in net assets resulting from operations	(2.10)	3.79	1.80	0.93	3.68
Dividends and distributions to shareholders from:
Net investment income	(0.04)	(0.08)	(0.18)	(0.11)	(0.18)
Net realized capital gains	(3.22)	(0.05)	(0.31)	(0.55)	(0.96)
Total dividends and distributions to shareholders	(3.26)	(0.13)	(0.49)	(0.66)	(1.14)
Net asset value, end of period	$17.85	$23.21	$19.55	$18.24	$17.97
Total investment return/(loss)(3)	(10.71)%	19.46%	10.10%	5.83%	24.98%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$391,548	$506,159	$556,511	$497,097	$437,424
Ratio of expenses to average net assets with waivers and/or reimbursements net of amounts recouped	0.92%	0.87%	0.85%	0.93%	0.98%
Ratio of expenses to average net assets without waivers and/or reimbursements net of amounts recouped	0.96%	0.87%	0.85%	0.86%	0.94%
Ratio of net investment income/(loss) to average net assets	0.85%	0.15%	0.76%	1.07%	0.87%
Portfolio turnover rate(4)	133%	91%	129%	104%	85%

(1)	The selected per share data is calculated based on average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class a Shares
	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$23.25	$19.59	$18.29	$17.99	$15.40
Net investment income/(loss)(1)	0.12	(0.02)	0.08	0.14	0.10
Net realized and unrealized gain/(loss) on investments(2)	(2.27)	3.77	1.67	0.76	3.55
Net increase/(decrease) in net assets resulting from operations	(2.15)	3.75	1.75	0.90	3.65
Dividends and distributions to shareholders from:
Net investment income	—	(0.04)	(0.14)	(0.05)	(0.10)
Net realized capital gains	(3.22)	(0.05)	(0.31)	(0.55)	(0.96)
Total dividends and distributions to shareholders	(3.22)	(0.09)	(0.45)	(0.60)	(1.06)
Net asset value, end of period	$17.88	$23.25	$19.59	$18.29	$17.99
Total investment return/(loss)(3)	(10.89)%	19.20%	9.78%	5.61%	24.68%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,285	$29,423	$23,424	$14,751	$9,530
Ratio of expenses to average net assets with waivers and/or reimbursements net of amounts recouped	1.17%	1.12%	1.10%	1.18%	1.23%
Ratio of expenses to average net assets without waivers and/or reimbursements net of amounts recouped	1.21%	1.12%	1.10%	1.11%	1.27%
Ratio of net investment income/(loss) to average net assets	0.64%	(0.09)%	0.47%	0.84%	0.62%
Portfolio turnover rate(4)	133%	91%	129%	104%	85%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. LARGE CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class c Shares
	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$22.54	$19.11	$17.79	$17.59	$15.15
Net investment income/(loss)(1)	(0.03)	(0.17)	(0.05)	0.01	(0.02)
Net realized and unrealized gain/(loss) on investments(2)	(2.17)	3.65	1.71	0.74	3.48
Net increase/(decrease) in net assets resulting from operations	(2.20)	3.48	1.66	0.75	3.46
Dividends and distributions to shareholders from:
Net investment income	—	0.00	(0.03)	—	(0.06)
Net realized capital gains	(3.22)	(0.05)	(0.31)	(0.55)	(0.96)
Total dividends and distributions to shareholders	(3.22)	(0.05)	(0.34)	(0.55)	(1.02)
Net asset value, end of period	$17.12	$22.54	$19.11	$17.79	$17.59
Total investment return/(loss)(3)	(11.54)%	18.25%	9.47%	4.78%	23.80%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,546	$2,917	$2,915	$2,350	$1,916
Ratio of expenses to average net assets with waivers and/or reimbursements net of amounts recouped	1.92%	1.87%	1.85%	1.93%	1.98%
Ratio of expenses to average net assets without waivers and/or reimbursements net of amounts recouped	1.96%	1.87%	1.85%	1.86%	2.00%
Ratio of net investment income/(loss) to average net assets	(0.15)%	(0.84)%	(0.26)%	0.07%	(0.11)%
Portfolio turnover rate(4)	133%	91%	129%	104%	85%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class I Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class i Shares
	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$11.91	$10.03	$11.49	$13.82	$12.39
Net investment income/(loss)(1)	(0.01)	(0.02)	0.07	0.14	(0.01)
Net realized and unrealized gain/(loss) on investments(2)	(0.62)	1.92	(1.40)	(1.89)	2.61
Net increase/(decrease) in net assets resulting from operations	(0.63)	1.90	(1.33)	(1.75)	2.60
Dividends and distributions to shareholders from:
Net investment income	—	(0.02)	(0.13)	(0.04)	(0.05)
Net realized capital gains	—	—	—	(0.54)	(1.12)
Total dividends and distributions to shareholders	—	(0.02)	(0.13)	(0.58)	(1.17)
Net asset value, end of period	$11.28	$11.91	$10.03	$11.49	$13.82
Total investment return/(loss)(3)	(5.29)%	19.02%	(11.75)%	(12.43)%	22.26%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,180	$27,913	$42,830	$33,707	$31,559
Ratio of expenses to average net assets with waivers and reimbursements	1.23%	1.23%	1.23%	1.23%	1.23%
Ratio of expenses to average net assets without waivers and reimbursements	1.46%	1.40%	1.36%	1.40%	1.60%
Ratio of net investment income/(loss) to average net assets	(0.09)%	(0.22)%	0.68%	1.19%	(0.05)%
Portfolio turnover rate(4)	123%	135%	151%	145%	122%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class A Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class A Shares
	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$11.85	$10.00	$11.46	$13.80	$12.38
Net investment income/(loss)(1)	(0.04)	(0.05)	0.03	0.11	(0.03)
Net realized and unrealized gain/(loss) on investments(2)	(0.61)	1.92	(1.38)	(1.88)	2.59
Net increase/(decrease) in net assets resulting from operations	(0.65)	1.87	(1.35)	(1.77)	2.56
Dividends and distributions to shareholders from:
Net investment income	—	(0.02)	(0.11)	(0.03)	(0.02)
Net realized capital gains	—	—	—	(0.54)	(1.12)
Total dividends and distributions to shareholders	—	(0.02)	(0.11)	(0.57)	(1.14)
Net asset value, end of period	$11.20	$11.85	$10.00	$11.46	$13.80
Total investment return/(loss)(3)	(5.49)%	18.69%	(11.95)%	(12.61)%	21.90%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,111	$5,573	$6,905	$3,892	$3,560
Ratio of expenses to average net assets with waivers and reimbursements	1.48%	1.48%	1.48%	1.48%	1.48%
Ratio of expenses to average net assets without waivers and reimbursements	1.71%	1.65%	1.61%	1.65%	1.86%
Ratio of net investment income/(loss) to average net assets	(0.34)%	(0.48)%	0.32%	0.94%	(0.23)%
Portfolio turnover rate(4)	123%	135%	151%	145%	122%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI U.S. SMALL CAP EQUITY FUND

Financial Highlights (continued)

Contained below is per share operating performance data for Class C Shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class C Shares
	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$11.48	$9.75	$11.22	$13.59	$12.27
Net investment income/(loss)(1)	(0.12)	(0.14)	(0.03)	0.01	(0.12)
Net realized and unrealized gain/(loss) on investments(2)	(0.53)	1.87	(1.37)	(1.84)	2.56
Net increase/(decrease) in net assets resulting from operations	(0.65)	1.73	(1.40)	(1.83)	2.44
Dividends and distributions to shareholders from:
Net realized capital gains	—	—	(0.07)	(0.54)	(1.12)
Total dividends and distributions to shareholders	—	—	(0.07)	(0.54)	(1.12)
Net asset value, end of period	$10.83	$11.48	$9.75	$11.22	$13.59
Total investment return/(loss)(3)	(5.66)%	17.74%	(12.57)%	(13.30)%	21.05%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$238	$118	$102	$114	$200
Ratio of expenses to average net assets with waivers and reimbursements	2.23%	2.23%	2.23%	2.23%	2.23%
Ratio of expenses to average net assets without waivers and reimbursements	2.46%	2.40%	2.36%	2.40%	2.61%
Ratio of net investment income/(loss) to average net assets	(1.06)%	(1.26)%	(0.29)%	0.09%	(0.95)%
Portfolio turnover rate(4)	123%	135%	151%	145%	122%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI GLOBAL EQUITY FUND

Financial Highlights (CONTINUED)

Contained below is per share operating performance data for Class I shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$38.33	$32.93	$32.62	$30.30	$27.20
Net investment income/(loss)(1)	0.45	0.38	0.41	0.53	0.35
Net realized and unrealized gain/(loss) on investments(2)	(3.77)	5.24	1.06	2.20	2.75
Net increase/(decrease) in net assets resulting from operations	(3.32)	5.62	1.47	2.73	3.10
Dividends and distributions to shareholders from:
Net investment income	(0.58)	(0.22)	(0.85)	(0.41)	—
Net realized capital gains	(1.27)	—	(0.31)	—	—
Total dividends and distributions to shareholders	(1.85)	(0.22)	(1.16)	(0.41)	0.00
Redemption fees added to paid-in capital(1)	—	—	—	— (3)	— (3)
Net asset value, end of period	$33.16	$38.33	$32.93	$32.62	$30.30
Total investment return/(loss)(4)	(9.20)%	17.15%	4.53%	9.18%	11.36%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$118,260	$112,035	$58,262	$21,520	$19,530
Ratio of expenses to average net assets with waivers and reimbursements	0.84%	0.97%	0.84%	0.84%	0.84%
Ratio of expenses to average net assets without waivers and reimbursements	1.01%	1.10%	0.98%	1.11%	1.25%
Ratio of net investment income/(loss) to average net assets	1.24%	1.26%	1.32%	1.75%	1.19%
Portfolio turnover rate(5)	87%	88%	122%	74%	44%

(1)	The selected per share data is calculated based on the average shares outstanding method for the period.
(2)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(3)	Amount represents less than $0.005 per share.
(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI PRUDENT GROWTH FUND

Financial Highlights (CONTINUED)

Contained below is per share operating performance data for Class I shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	CLASS I SHARES
	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Per Share Operating Performance
Net asset value, beginning of period	$11.69	$10.60	$10.00
Net investment income/(loss)(2)	0.02	(0.07)	(0.03)
Net realized and unrealized gain/(loss) on investments(3)	(1.26)	1.16	0.63
Net increase/(decrease) in net assets resulting from operations	(1.24)	1.09	0.60
Dividends and distributions to shareholders from:
Net investment income	(0.40)	— (4)	—
Net realized capital gains	(0.25)	— (4)	—
Total dividends and distributions to shareholders	(0.65)	—	—
Net asset value, end of period	$9.80	$11.69	$10.60
Total investment return/(loss)(5)	(11.26)%	10.34%	6.00	%(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,527	$10,807	$6,408
Ratio of expenses to average net assets with waivers and reimbursements	1.70%	1.70%	1.70	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	1.61%	1.75%	3.97	%(6)
Ratio of net investment income/(loss) to average net assets	0.23%	(0.67)%	(1.08	)%(6)
Portfolio turnover rate(8)	67%	170%	6	%(7)

(1)	The Fund commenced investment operations on June 8, 2020.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)	Amount represents less than $0.005 per share.
(5)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(6)	Annualized.
(7)	Not annualized.
(8)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI PEAK GROWTH FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Class I shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	CLASS I SHARES
	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	FOR THE PERIOD ENDED AUGUST 31, 2020(1)
Per Share Operating Performance
Net asset value, beginning of period	$12.63	$10.94	$10.00
Net investment income/(loss)(2)	(0.03)	(0.14)	(0.04)
Net realized and unrealized gain/(loss) on investments(3)	(1.27)	1.83	0.98
Net increase/(decrease) in net assets resulting from operations	(1.30)	1.69	0.94
Dividends and distributions to shareholders from:
Net investment income	(0.75)	—	—
Net realized capital gains	(0.59)	—	—
Total dividends and distributions to shareholders	(1.34)	—	—
Net asset value, end of period	$9.99	$12.63	$10.94
Total investment return/(loss)(4)	(11.64)%	15.45%	9.40	%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,988	$10,940	$7,327
Ratio of expenses to average net assets with waivers and reimbursements	1.70%	1.70%	1.70	%(5)
Ratio of expenses to average net assets without waivers and reimbursements	1.58%	1.74%	3.52	%(5)
Ratio of net investment income/(loss) to average net assets	(0.29)%	(1.17)%	(1.58	)%(5)
Portfolio turnover rate(7)	88%	178%	5	%(6)

(1)	The Fund commenced investment operations on June 8, 2020.
(2)	The selected per share data is calculated based on the average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SGI SMALL CAP CORE FUND (formerly, the SGI Small Cap Growth Fund)

Financial Highlights (concluded)

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2022	FOR THE YEAR ENDED AUGUST 31, 2021(1)	FOR THE YEAR ENDED AUGUST 31, 2020	FOR THE YEAR ENDED AUGUST 31, 2019	FOR THE YEAR ENDED AUGUST 31, 2018
Per Share Operating Performance
Net asset value, beginning of period	$38.64	$28.16	$25.67	$35.14	$32.04
Net investment income/(loss)(2)	(0.10)	(0.15)	(0.10)	(0.15)	(0.19)
Net realized and unrealized gain/(loss) from investments(3)	(2.97)	12.33	2.68	(5.55)	6.63
Net increase/(decrease) in net assets resulting from operations	(3.07)	12.18	2.58	(5.70)	6.44
Dividends and distributions to shareholders from:
Net investment income	—	(0.07)	—	—	—
Net realized capital gains	(10.04)	(1.63)	(0.09)	(3.77)	(3.34)
Total dividends and distributions to shareholders	(10.04)	(1.70)	(0.09)	(3.77)	(3.34)
Net asset value, end of period	$25.53	$38.64	$28.16	$25.67	$35.14
Total investment return(4)	(9.93)%	44.61%	10.04%	(16.02)%	21.77%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89,836	$97,409	$57,109	$69,302	$96,579
Ratio of expenses to average net assets with waivers and reimbursements	1.23%	1.07%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waiver and reimbursements(5)	1.33%	1.12%	1.38%	1.37%	1.29%
Ratio of net investment income/(loss) to average net assets	(0.34)%	(0.37)%	(0.38)%	(0.53)%	(0.57)%
Portfolio turnover rate(6)	270%	314%	302%	344%	349%

(1)	Effective as of the close of business on March 15, 2021, the Adviser took over management of the SGI Small Cap Core Fund from its predecessor investment manager.
(2)	Calculated based on average shares outstanding for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	During the current fiscal period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Portfolio turnover rate is calculated for the Fund, as a whole, for the entire period.

The accompanying notes are an integral part of the financial statements.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements

August 31, 2022

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has forty-eight separate investment portfolios, including the SGI U.S. Large Cap Equity Fund, the SGI U.S. Small Cap Equity Fund, the SGI Global Equity Fund, the SGI Prudent Growth Fund, the SGI Peak Growth Fund and the SGI Small Cap Core Fund (formerly, the SGI Small Cap Growth Fund) (each a “Fund” and, collectively, the “Funds”). The SGI Small Cap Core Fund, the SGI U.S. Large Cap Equity Fund and the SGI U.S. Small Cap Equity Fund commenced investment operations on October 1, 1999, February 29, 2012 and March 31, 2016, respectively. The SGI Prudent Growth Fund and the SGI Peak Growth Fund commenced investment operations on June 8, 2020.

Effective as of the close of business on March 15, 2021, Summit took over management of the SGI Small Cap Core Fund from its predecessor investment manager.

As of the end of the reporting period, the SGI U.S. Large Cap Equity Fund, the SGI U.S. Small Cap Equity Fund and the SGI Global Equity Fund all offer three classes of shares: Class I Shares, Class A Shares and Class C Shares; the SGI Prudent Growth Fund, the SGI Peak Growth Fund and the SGI Small Cap Core Fund, all offer one class of shares; Class I Shares. As of the end of the reporting period, Class A Shares and Class C Shares of the SGI Global Equity Fund were not yet operational.

RBB has authorized capital of one hundred billion shares of common stock of which 90.023 billion shares are currently classified into two hundred and eleven classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of the SGI U.S. Large Cap Equity Fund is to outperform the S&P 500® Index over a market cycle while reducing overall volatility. The investment objective of the SGI U.S. Small Cap Equity Fund is to outperform the Russell 2000® Index over a market cycle while reducing overall volatility. The investment objective of each of the SGI Global Equity Fund, the SGI Prudent Growth Fund, the SGI Peak Growth Fund and the SGI Small Cap Core Fund is to seek long-term capital appreciation.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Funds is August 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2022 (the “current fiscal period”).

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in Exchange-Traded Funds (“ETFs”) are valued at their last reported sale price. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

August 31, 2022

adopted by The RBB Fund, Inc.’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

● Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

● Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing each Funds’ investments carried at fair value:

	Total	Level 1	Level 2	Level 3
SGI U.S. Large Cap Equity Fund
Common Stocks	$420,269,926	$420,269,926	$—	$—
Short-Term Investments	1,630,974	1,630,974	—	—
Total Investments*	$421,900,900	$421,900,900	$—	$—

SGI U.S. Small Cap Equity Fund
Common Stocks	$35,472,686	$35,472,686	$—	$—
Total Investments*	$35,472,686	$35,472,686	$—	$—

SGI Global Equity Fund
Common Stocks	$117,171,118	$117,171,118	$—	$—
Short-Term Investments	131,501	131,501	—	—
Total Investments*	$117,302,619	$117,302,619	$—	$—

SGI PRUDENT GROWTH Fund
Exchange-Traded Funds	$5,916,247	$5,916,247	$—	$—
Mutual Funds	7,203,909	7,203,909	—	—
Short-Term Investments	2,371,223	2,371,223	—	—
Total Investments*	$15,491,379	$15,491,379	$—	$—

SGI PEAK GROWTH FUND
Exchange-Traded Funds	$2,721,648	$2,721,648	$—	$—
Mutual Funds	9,725,667	9,725,667	—	—
Short-Term Investments	547,276	547,276	—	—
Total Investments*	$12,994,591	$12,994,591	$—	$—

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

August 31, 2022

	Total	Level 1	Level 2	Level 3
SGI SMALL CAP core Fund
Common Stocks	$87,365,490	$87,365,490	$—	$—
Exchange-Traded Funds	710,400	710,400	—	—
Short-Term Investments	91,605	91,605	—	—
Total Investments*	$88,167,495	$88,167,495	$—	$—

*	Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only if a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 purchases, sales, or transfers.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (formerly, PENN Capital Funds Trust) (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

August 31, 2022

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. tax status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Coronavirus (COVID-19) pandemic — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

UKRAINE-RUSSIA CONFLICT RISK — In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments, even beyond any direct exposure the Funds may have to issuers located in these countries.

Cash and Cash Equivalents — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, the Funds expect the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

Summit Global Investments, LLC (“Summit” or the “Adviser”) serves as the investment adviser to each Fund. Each Fund compensates the Adviser for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

August 31, 2022

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rates (“Expense Caps”) shown in the following table of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Caps as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2022 for the SGI U.S. Large Cap Equity Fund, the SGI U.S. Small Cap Equity Fund, the SGI Global Equity Fund, the SGI Prudent Growth Fund, the SGI Peak Growth Fund, and the SGI Small Cap Core Fund and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after the Funds’ respective contractual limitation expiration dates.

FUND	ADVISORY FEE	EXPENSE CAPS
		CLASS I	CLASS A	CLASS C
SGI U.S. Large Cap Equity Fund	0.70%	0.98%	1.23%	1.98%
SGI U.S. Small Cap Equity Fund	0.95	1.23	1.48	2.23
SGI Global Equity Fund	0.70	0.84	1.09	1.84
SGI Prudent Growth Fund	0.75	1.70	—	—
SGI Peak Growth Fund	0.75	1.70	—	—
SGI Small Cap Core Fund	0.95	1.23	—	—

If at any time a Fund’s total annual Fund operating expenses for a year are less than the relevant share class’ Expense Cap, the Adviser is entitled to recoup from the Fund the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such recoupment does not cause the Fund to exceed the relevant share class’ Expense Cap that was in effect at the time of the waiver or reimbursement.

During the current fiscal period, investment advisory fees accrued, waived and/or reimbursed and recoupments were as follows:

FUND	Gross Advisory Fees	Waivers AND/OR Reimbursements	RECOUPMENTS	Net Advisory Fees
SGI U.S. Large Cap Equity Fund	$3,446,571	$(198,081)	—	$3,248,490
SGI U.S. Small Cap Equity Fund	340,697	(81,169)	—	259,528
SGI Global Equity Fund	841,334	(209,841)	—	631,493
SGI Prudent Growth Fund	93,614	(4,617)	16,401	105,398
SGI Peak Growth Fund	98,498	(4,012)	20,163	114,649
SGI Small Cap Core Fund	882,173	(88,935)	—	793,238

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (Continued)

August 31, 2022

As of the end of the reporting period, the Funds had amounts available for recoupment by the Adviser as follows:

	EXPIRATION
FUND	August 31, 2023	August 31, 2024	August 31, 2025
SGI U.S. Large Cap Equity Fund	$—	$—	$198,081
SGI U.S. Small Cap Equity Fund	58,188	75,377	81,169
SGI Global Equity Fund	50,894	97,962	209,841
SGI Prudent Growth Fund	—	13,103	4,617
SGI Peak Growth Fund	—	3,702	4,012
SGI Small Cap Core Fund	75,685	38,737	88,935

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

The Board has adopted a Plan of Distribution (the “Plan”) for the Class A Shares and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from each Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% on an annualized basis of the average daily net assets of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in each Fund’s 12b-1 Plan.

3. DIRECTOR AND OFFICER Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. For Director and Officer compensation amounts, please refer to the Statements of Operations.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (continued)

August 31, 2022

4. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

FUND	Purchases	Sales
SGI U.S. Large Cap Equity Fund	$643,135,792	$694,802,896
SGI U.S. Small Cap Equity Fund	47,623,206	42,926,134
SGI Global Equity Fund	122,005,469	101,750,885
SGI Prudent Growth Fund	12,427,591	7,816,149
SGI Peak Growth Fund	15,440,651	11,193,859
SGI Small Cap Core Fund	248,183,569	246,682,133

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

5. Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2022, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
SGI U.S. Large Cap Equity Fund	$381,363,652	$55,080,122	$(14,542,874)	$40,537,248
SGI U.S. Small Cap Equity Fund	34,929,540	3,815,905	(3,272,759)	543,146
SGI Global Equity Fund	118,253,530	7,506,093	(8,457,004)	(950,911)
SGI Prudent Growth Fund	16,339,656	254,762	(1,103,039)	(848,277)
SGI Peak Growth Fund	13,817,944	403,734	(1,227,087)	(823,353)
SGI Small Cap Core Fund	90,611,134	5,439,564	(7,883,203)	(2,443,639)

The difference between the book basis and tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to timing differences related to wash sales and investments in passive foreign investment companies.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (continued)

August 31, 2022

Permanent differences as of August 31, 2022, primarily attributable to Net Operating Losses and Deemed Distributions due to Shareholder Redemptions were reclassified among the following accounts:

	Distributable Earnings/(loss)	Paid-in Capital
SGI U.S. Small Cap Equity Fund	$68,004	$(68,004)
SGI U.S. Large Cap Equity Fund	(15,646,968)	15,646,968
SGI Global Equity Fund	(465,660)	465,660
SGI Small Cap Core Fund	(2,855,579)	2,855,579

As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:

FUND	Undistributed Ordinary Income	Undistributed Long-term capital gains	Capital Loss Carry Forward	Qualified Late- Year Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation/ (Depreciation)
SGI U.S. Large Cap Equity Fund	$2,572,173	$14,793,607	$—	$—	$—	$40,537,248
SGI U.S. Small Cap Equity Fund	—	108,667	—	(46,844)	—	543,146
SGI Global Equity Fund	620,241	2,875,971	—	—	—	(950,911)
SGI Prudent Growth Fund	—	—	(113,985)	(52,282)	(10,699)	(848,277)
SGI Peak Growth Fund	—	—	(114,739)	(103,182)	(13,304)	(823,353)
SGI Small Cap Core Fund	—	554,963	—	(9,611,392)	—	(2,443,639)

The differences between the book and tax basis components of distributable earnings relate primarily to wash sales and investments in publicly traded partnerships.

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2022 and August 31, 2021 were as follows:

		2022
FUND	Ordinary Income	Long-Term Gains	TOTAL
SGI U.S. Large Cap Equity Fund	$22,024,821	$52,940,729	$74,965,550
SGI U.S. Small Cap Equity Fund	—	—	—
SGI Global Equity Fund	2,759,100	2,805,201	5,564,301
SGI Prudent Growth Fund	661,801	49,828	711,629
SGI Peak Growth Fund	1,309,074	93,998	1,403,072
SGI Small Cap Core Fund	23,796,320	1,182,537	24,978,857

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (continued)

August 31, 2022

		2021
FUND	Ordinary Income	Long-Term Gains	TOTAL
SGI U.S. Large Cap Equity Fund	$1,974,531	$1,299,116	$3,273,647
SGI U.S. Small Cap Equity Fund	119,130	—	119,130
SGI Global Equity Fund	551,275	—	551,275
SGI Prudent Growth Fund	4,271	—	4,271
SGI Peak Growth Fund	—	—	—
SGI Small Cap Core Fund	3,152,424	182,030	3,334,454

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2022, the SGI Prudent Growth Fund had $113,985 of short-term loss carryovers, and the SGI Peak Growth Fund had $114,739 of short-term loss carryovers. During the fiscal year, the SGI U.S. Small Cap Equity Fund utilized $2,350,826 of carry forward capital losses.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2021, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2022.

	Late-year ordinary loss deferral	post-october capital loss deferral
SGI U.S. Large Cap Equity Fund	$—	$—
SGI U.S. Small Cap Equity Fund	46,844	—
SGI Global Equity Fund	—	—
SGI Prudent Growth Fund	52,282	—
SGI Peak Growth Fund	103,182	—
SGI Small Cap Core Fund	301,382	9,310,010

6. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds are required to comply with Rule 18f-4 and have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 may require the Funds to observe more stringent requirements than were previously imposed by the 1940 Act, which could adversely affect the ability of the Funds to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the Funds’ performance and increase costs related to the Funds’ use of derivatives.

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (continued)

August 31, 2022

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved new valuation procedures for the Funds.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

7. TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Funds. Fund of Funds are allowed to invest in other investment companies in excess of the limits imposed, if certain requirement, such as being part of the same group of investment companies, are met. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issuers are:

	August 31, 2021		Additions		Reductions
Issuer Name	Share Balance	Cost	Share Balance	Cost	Share Balance	Cost
SGI Prudent Growth Fund
SGI Global Equity Fund	64,173	$2,057,616	44,489	$1,583,500	(5,723)	$(222,571)
SGI Small Cap Core Fund	26,464	1,024,835	29,862	823,809	(2,029)	(80,451)
SGI U.S. Large Cap Equity Fund	56,522	1,023,543	50,347	972,402	(5,734)	(134,151)
SGI U.S. Small Cap Equity Fund	36,683	338,834	17,790	206,800	(1,371)	(16,278)
	183,842	$4,444,828	142,488	$3,586,511	(14,857)	$(453,451)

SGI Peak Growth Fund
SGI Global Equity Fund	85,748	$2,685,032	72,519	$2,639,790	(40,745)	$(1,532,964)
SGI Small Cap Core Fund	59,644	2,329,243	80,885	2,260,825	(34,556)	(1,367,917)
SGI U.S. Large Cap Equity Fund	84,875	1,522,403	93,769	1,850,677	(47,258)	(994,184)
SGI U.S. Small Cap Equity Fund	55,397	504,236	35,671	424,750	(22,104)	(268,318)
	285,664	$7,040,914	282,844	$7,176,042	(144,663)	$(4,163,383)

SUMMIT GLOBAL INVESTMENTS

Notes to Financial Statements (concluded)

August 31, 2022

	August 31, 2022
Issuer Name	Dividend Income	Capital Gain Distribution	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/(Loss)	Share Balance	Value	Cost
SGI Prudent Growth Fund
SGI Global Equity Fund	$41,345	$91,449	$(407,225)	$(9,831)	102,939	$3,413,463	$3,418,545
SGI Small Cap Core Fund	—	295,531	(379,736)	(21,020)	54,297	1,386,197	1,768,193
SGI U.S. Large Cap Equity Fund	2,537	199,074	(344,868)	(19,341)	101,135	1,805,254	1,861,794
SGI U.S. Small Cap Equity Fund	—	—	(28,423)	41	53,102	598,995	529,357
	$43,882	$586,054	$(1,160,252)	$(50,151)	311,473	$7,203,909	$7,577,889

SGI Peak Growth Fund
SGI Global Equity Fund	$53,937	$119,302	$(496,522)	$(55,332)	117,522	$3,897,027	$3,791,859
SGI Small Cap Core Fund	—	663,434	(492,065)	(442,388)	105,973	2,705,491	3,222,151
SGI U.S. Large Cap Equity Fund	3,765	295,346	(481,204)	(63,834)	131,386	2,345,238	2,378,896
SGI U.S. Small Cap Equity Fund	—	—	(38,295)	(6,560)	68,964	777,911	660,669
	$57,702	$1,078,082	$(1,508,086)	$(568,114)	423,845	$9,725,667	$10,053,575

8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

SUMMIT GLOBAL INVESTMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Prudent Growth Fund, SGI Peak Growth Fund, and SGI Small Cap Core Fund (formerly SGI Small Cap Growth Fund) and Board of Directors of The RBB Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Prudent Growth Fund, SGI Peak Growth Fund, and SGI Small Cap Core Fund (collectively referred to as the “Funds”) (six of the portfolios constituting The RBB Fund, Inc. (the “Company”)), including the portfolios of investments, as of August 31, 2022, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the portfolios constituting The RBB Fund, Inc.) at August 31, 2022, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual portfolio constituting The RBB Fund, Inc.	Statement of operations	Statements of changes in net assets	Financial highlights
SGI U.S. Large Cap Equity Fund SGI U.S. Small Cap Equity Fund SGI Global Equity Fund	For the year ended August 31, 2022	For each of the two years in the period ended August 31, 2022	For each of the five years in the period ended August 31, 2022
SGI Prudent Growth Fund SGI Peak Growth Fund	For the year ended August 31, 2022	For each of the two years in the period ended August 31, 2022	For each of the two years in the period ended August 31, 2022 and the period June 8, 2020 (commencement of operation) through August 31, 2020
SGI Small Cap Core Fund (formerly, SGI Small Cap Growth Fund)	For the year ended August 31, 2022	For each of the two years in the period ended August 31, 2022	For each of the two years in the period ended August 31, 2022

The financial highlights of SGI Small Cap Core Fund (formerly, SGI Small Cap Growth Fund) for each of the periods presented through August 31, 2020, were audited by other auditors whose report dated October 27, 2020, expressed an unqualified opinion on those financial statements.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

SUMMIT GLOBAL INVESTMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Summit Global Investments investment companies since 2012.

Philadelphia, Pennsylvania
October 28, 2022

SUMMIT GLOBAL INVESTMENTS

SHAREHOLDER TAX INFORMATION (UNAUDITED)

Certain tax information is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. During the fiscal year ended August 31, 2022, the tax character of distributions paid by the Fund’s were as follows:

		Ordinary Income Dividend	Long-Term Capital Gains Dividends
SGI U.S. Large Cap Equity Fund	2022	$2,572,173	$14,793,607
SGI U.S. Small Cap Equity Fund	2022	—	108,667
SGI Global Equity Fund	2022	620,241	2,875,971
SGI Prudent Growth Fund	2022	—	—
SGI Peak Growth Fund	2022	—	—
SGI Small Cap Core Fund	2022	—	554,963

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2022 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

SGI U.S. Large Cap Equity Fund	28.58%
SGI U.S. Small Cap Equity Fund	0.00%
SGI Global Equity Fund	80.52%
SGI Prudent Growth Fund	11.95%
SGI Peak Growth Fund	4.98%
SGI Small Cap Core Fund	4.95%

The percentage of total ordinary income dividends paid qualifying for corporate dividends received deduction for each Fund is as follows:

SGI U.S. Large Cap Equity Fund	28.58%
SGI U.S. Small Cap Equity Fund	0.00%
SGI Global Equity Fund	38.07%
SGI Prudent Growth Fund	3.87%
SGI Peak Growth Fund	1.48%
SGI Small Cap Core Fund	4.96%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

SGI U.S. Large Cap Equity Fund	0.00%
SGI U.S. Small Cap Equity Fund	0.00%
SGI Global Equity Fund	0.00%
SGI Prudent Growth Fund	0.00%
SGI Peak Growth Fund	0.00%
SGI Small Cap Growth Fund	0.00%

SUMMIT GLOBAL INVESTMENTS

SHAREHOLDER TAX INFORMATION (UNAUDITED) (Concluded)

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

SGI U.S. Large Cap Equity Fund	90.86%
SGI U.S. Small Cap Equity Fund	0.00%
SGI Global Equity Fund	36.93%
SGI Prudent Growth Fund	33.11%
SGI Peak Growth Fund	37.98%
SGI Small Cap Core Fund	100.00%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

SUMMIT GLOBAL INVESTMENTS

Other Information (Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (855) 744-8500 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.

Investment Advisory Agreement renewal – SGI U.S. LARGE CAP EQUITY FUND, SGI U.S. SMALL CAP EQUITY FUND, SGI GLOBAL EQUITY FUND, SGI PRUDENT GROWTH FUND, SGI PEAK GROWTH FUND, AND SGI SMALL CAP CORE FUND

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Summit and the Company (the “Investment Advisory Agreement”) on behalf of the SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Peak Growth Fund, SGI Prudent Growth Fund, and SGI Small Cap Core Fund (for this section only, each a “Fund” and together the “Funds”), at a meeting of the Board held on May 11-12, 2022 (for this section only, the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Summit with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreements between the Company and Summit with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Summit’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Summit’s personnel providing those services; (iii) Summit’s investment philosophies and processes; (iv) Summit’s assets under management and client descriptions; (v) Summit’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Summit’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Summit’s compliance procedures; (viii) Summit’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Broadridge/Lipper comparing the Funds’ management fees and total expense ratio to those of its respective Lipper Group and comparing the performance of each Fund to the performance of its Lipper Group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Summit. The Directors concluded that Summit had substantial resources to provide services to the Funds and that Summit’s services had been acceptable.

The Directors also considered the investment performance of the Funds and Summit. The Directors considered each Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the SGI U.S. Large Cap Equity Fund outperformed its benchmark, the S&P 500® Low Volatility Index, for the three-year, five-year, and since-inception periods ended March 31, 2022, and underperformed its benchmark for the year-to-

SUMMIT GLOBAL INVESTMENTS

Other Information (Unaudited) (Continued)

date and one-year periods ended March 31, 2022. The Directors also noted that the SGI U.S. Large Cap Equity Fund ranked in the 2nd quintile in its Lipper Performance Group for the four-year and five-year periods, in the 3rd quintile for the two-year and three-year periods, and in the 5th quintile for the one-year periods, each ended December 31, 2021.

Next, the Directors noted that the SGI U.S. Small Cap Equity Fund’s investment performance outperformed its benchmark, the S&P SmallCap 600® Low Volatility Index for the since-inception period ended March 31, 2022, and underperformed its benchmark for the year-to-date, one-year, three-year, and five-year periods ended March 31, 2022. The Directors also noted that the SGI U.S. Small Cap Equity Fund ranked in the 5th quintile in its Lipper Performance Group for the one-year, two-year, three-year, four-year and five-year periods ended December 31, 2021.

The Directors noted that the SGI Global Equity Fund’s investment performance outperformed its benchmark, the MSCI ACWI Minimum Volatility (USD) Index, for the year-to-date, one-year, three-year, five-year, ten-year, and since-inception periods ended March 31, 2022. The Directors also noted that the SGI Global Equity Fund ranked in the 3rd quintile in its Lipper Performance Group for the one-year, two-year, and three-year periods and in the 2nd quintile for the four-year and five-year periods ended December 31, 2021.

The Directors noted that the SGI Small Cap Core Fund’s investment performance outperformed its benchmark, the Russell 2000® Index, for the year-to-date, one-year, three-year, five-year, and since-inception periods ended March 31, 2022. The Directors also noted that the SGI Small Cap Core Fund ranked in the 1st quintile in its Lipper Performance Group for the two-year and three-year periods, in the 2nd quintile for the four-year and five-year periods, and in the 4th quintile for the one-year periods ended December 31, 2021.

Next, the Directors noted that the SGI Peak Growth Fund’s investment performance underperformed its benchmark, the MSCI ACWI Index, for the year-to-date, one-year, and since-inception periods ended March 31, 2022. The Directors also noted that the SGI Peak Growth Fund ranked in the 5th quintile in its Lipper Performance Group for the one-year and since-inception periods ended December 31, 2021.

Finally, the Directors noted that the SGI Prudent Growth Fund’s investment performance underperformed its benchmark, the MSCI ACWI Index, for the year-to-date, one-year, and since-inception periods ended March 31, 2022. The Directors also noted that the SGI Prudent Growth Fund ranked in the 5th quintile in its Lipper Performance Group for the one-year and since-inception periods ended December 31, 2021.

The Board also considered the advisory fee rate payable by the Funds under the Investment Advisory Agreements. In this regard, information on the fees paid by the Funds and each Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms.

The Directors noted that the actual advisor fee and total expenses of the SGI U.S. Large Cap Equity Fund ranked in the 5th quintile of the Fund’s Lipper Expense Group.

The Directors noted that the actual advisor fee and total expenses of the SGI U.S. Small Cap Equity Fund ranked in the 5th quintile of the Fund’s Lipper Expense Group.

The Directors noted that the actual advisor fee of the SGI Global Equity Fund ranked in the 2nd quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 1st quintile of its Lipper Expense Group.

The Directors noted that the actual advisor fee of the SGI Small Cap Core Fund ranked in the 5th quintile of the Fund’s Lipper Expense Group, and that the total expenses of the Fund ranked in the 4th quintile of its Lipper Expense Group.

The Directors noted that the actual advisor fee and total expenses of the SGI Peak Growth Fund ranked in the 5th quintile of the Fund’s Lipper Expense Group.

The Directors noted that the actual advisor fee and total expenses of the SGI Prudent Growth Fund ranked in the 5th quintile of the Fund’s Lipper Expense Group.

SUMMIT GLOBAL INVESTMENTS

Other Information (Unaudited) (Concluded)

The Directors then noted that Summit had contractually agreed to waive management fees and reimburse expenses through at least March 3, 2023 to limit total annual operating expenses to agreed upon levels for each Fund.

After reviewing information relating to Summit’s costs, profitability and economies of scale, and after considering the services to be provided by Summit, the Directors concluded that the investment advisory fees to be paid by the Funds to Summit were fair and reasonable and that the Investment Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2023.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Funds. The Programs seek to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund. The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and Liquidity Risk Management Committee of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of each Fund’s investments is supported by one or more third-party vendors. At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from July 1, 2021 to December 31, 2021 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to each Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of each Fund’s portfolio investments and the Adviser’s assessment that each Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of each Fund’s trading environment and reasonably anticipated trading size; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Funds did not require the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that the Funds did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review each Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also described material changes made to the Adviser Program during the Period and indicated that there were no material changes made to the Company Program during the Period. Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in each Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Funds’ prospectus for more information regarding a Fund’s exposure to liquidity risk and other risks to which it may be subject.

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (855) 744-8500.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 89	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	55	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 55	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	55

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 56	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	55

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 1997, Consultant, financial services organizations.	55

Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021); Kalmar Pooled

Investment Trust

(registered investment

company) (until

September 2017).

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Chairman Director	2005 to present 1991 to present	Retired.	55	EIP Investment Trust (registered investment company) (until August 2022).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 62	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	55

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree

Investments, Inc.

(asset management

company) (until March

2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	55	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	55	None.
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 63	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO Investments LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 59	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited) (Continued)

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Director of Marketing & Business Development	2019 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC. (an investment advisory firm)

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 63	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 43	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 55 portfolios of the fund complex, consisting of the series in the Company and The RBB Fund Trust (7 portfolios).

SUMMIT GLOBAL INVESTMENTS

Company Management (Unaudited) (Concluded)

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

SUMMIT GLOBAL INVESTMENTS

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES THE SGI FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons SGI Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Do the SGI Funds share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

SUMMIT GLOBAL INVESTMENTS

PRIVACY NOTICE (Unaudited) (Concluded)

Questions?	Call 1-855-744-8500 or go to www.summitglobalinvestments.com

What we do
How do the SGI Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the SGI Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include Summit Global Investments, LLC, the investment adviser to the SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Prudent Growth Fund, SGI Peak Growth Fund and SGI Small Cap Core Fund.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Prudent Growth Fund, SGI Peak Growth Fund and SGI Small Cap Core Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● SGI U.S. Large Cap Equity Fund, SGI U.S. Small Cap Equity Fund, SGI Global Equity Fund, SGI Prudent Growth Fund, SGI Peak Growth Fund and SGI Small Cap Core Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

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Investment Adviser

Summit Global Investments, LLC
620 South Main Street
Bountiful, UT 84010

Administrator and Transfer Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Quasar Distributors, LLC
111 E Kilbourn Ave, Suite 2200
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

SGI-AR22

ANNUAL
report 2022

A series of The RBB Fund, Inc.

8/31/22

Stance Equity ESG Large Cap Core ETF

Stance Equity ESG Large Cap Core ETF (STNC)

Letter to Shareholders	1
Portfolio Characteristics	3
Fund Expense Example	5
Schedule of Investments	6
Financial Statements	9
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	22
Shareholder Tax Information	23
Notice to Shareholders	24
Privacy Notice	27
Directors and Officers	30

Stance Equity ESG Large Cap Core ETF

Letter to Shareholders

AUGUST 31, 2022 (UNAUDITED)

Dear Stance Equity ESG Large Cap Core ETF Shareholder:

The Stance Equity ESG Large Cap Core ETF (ticker: “STNC”), the “Fund”, commenced investment operations during mid-March 2021 and has been structured to attempt to achieve long-term capital appreciation. The Fund is an actively managed exchange-traded fund (“ETF”) that invests, under normal circumstances at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in exchange-traded equity securities of U.S. large capitalization issuers that meet environmental, social, and governance (“ESG”) standards, as determined and in the sole discretion of Stance Capital, LLC (“Stance”). The Fund currently considers companies within the Russell 1000® Index and S&P 500® Index to be large capitalization issuers.

In identifying investments for the Fund, Stance generally utilizes three independent processes. First, we apply a rules-based methodology to the universe of large capitalization companies and identify companies that successfully manage, in Stance’s view and in its sole discretion, sustainability-related key performance indicators (“KPIs”) which may include energy productivity1, carbon intensity2, water dependence3, waste profile4 and KPIs relating to governance, which may include capacity to innovate, unfunded pension fund liabilities, chief executive officer/average worker pay, safety performance, employee turnover, leadership diversity, percentage tax paid, and percent of bonus linked to sustainability performance. Companies who have engaged exclusively or primarily in weapons, tobacco, or thermal coal, are generally excluded from consideration. Second, we apply a machine learning model which uses financial, risk, and other factors to identify companies that, in our view, and based on our sole discretion, are most likely to outperform both in absolute returns and in risk adjusted returns over the next quarter. Finally, we attempt to optimize the Fund’s portfolio by minimizing tail risk and maximize diversification.

For the fiscal year ended August 31, 2022, the Fund’s total return was -10.50%, which compares to the S&P 500® Total Return Index’s return of -11.23% for the same period. For the year-to-date, the Fund has experienced strong relative returns to the S&P 500® Total Return Index. The Fund, which is managed generally to be more defensive while attempting to preserve as much upside as possible, returned -14.91% for the year-to-date, which compares to -16.14% for the S&P 500® Total Return Index for the same period.

In the opinion of the management team, the Fund’s outperformance was largely driven by the second quarter of 2022 (“Q2), where the Fund outperformed the S&P 500® Total Return Index by over 5%. This outperformance was driven by our optimization tooling, which historically has shown resilience in risk management. The optimization weighted securities to minimize risk, which generated significant outperformance in Q2. This combined with some small security selection edge in Q2, generated significant outperformance and avoided approximately one-third of the downturn in the market (a returnof -10.68% for the Fund in Q2, which compares to a return of -16.10% in the S&P 500® Total Return Index over the same period).

The management team believes that our risk efficiency will pay off over the longer term as we enter more volatile environments with eyes on interest rate policy changes, global conflict and a potential recession on the horizon.

In terms of improving our processes, the management team at Stance is constantly evaluating, testing and implementing new sources of data and technology in order to continuously innovate and potentially deliver stronger outperformance and values alignment. We are confident that as we grow, our pace of innovation should accelerate, which we believe will deliver shareholder value.

1

Stance Equity ESG Large Cap Core ETF

Letter to Shareholders (Concluded)

AUGUST 31, 2022 (UNAUDITED)

Several months ago, Stance determined that it is in the best interests of shareholders that the Fund be managed by a larger, more established platform. To that end, we are currently in the process of transitioning the Fund into a series of the Hennessy Funds Trust and changing the Fund’s current investment adviser from Red Gate Advisers, LLC, to Hennessy Advisors, Inc.. It is our expectation that this administrative development, (the changing of the advisor) will not affect the investment process in any way, and will put us in a stronger position to improve risk adjusted returns for our unitholders.

We thank you for your continued trust and support in us and we hope to continuously earn and deliver upon it.

Sincerely,

Bill Davis

Bill Davis

Founding Partner, Portfolio Manager

Stance Capital, LLC

2

Stance Equity ESG Large Cap Core ETF

Portfolio Characteristics

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE Periods ENDED AUGUST 31, 2022
	ONE YEAR	Since Inception	Inception Date
Stance Equity ESG Large Cap Core ETF	-10.50%	-0.31%	3/15/2021
S&P 500® Total Return Index**	-11.23%	1.23%(1)	—
Fund Expense Ratios (2): Gross 0.95% and Net 0.85%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratios of the Fund are set forth according to the Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratios.

**

The S&P 500® Total Return Index is the total return version of the S&P 500® Index. Dividends are reinvested on a daily basis and all regular cash dividends are assumed reinvested in the index on the ex-dividend date. The S&P 500® Index is a market-capitalization-weighted index of 500 US stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500® Index was first introduced on the 1st of January, 1923, though expanded to 500 stocks on March 4, 1957.

The Adviser has contractually agreed to waive a portion of its’ unitary management fee to the extent necessary to limit the Fund’s annual operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not exceeding 0.85% annually of the Fund’s average daily net assets. This contractual limitation is in effect until March 31, 2023 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after March 31, 2023.

3

Stance Equity ESG Large Cap Core ETF

Portfolio Characteristics (Concluded)

(Unaudited)

The following tables show the top ten holdings and sector allocations, in which the Stance Equity ESG Large Cap Core ETF was invested in as of August 31, 2022. Portfolio holdings are subject to change without notice.

Top TEN Holdings	% OF Net Assets
Fortive Corp.	4.0%
Nielsen Holdings PLC	4.0
Nasdaq, Inc.	3.6
J M Smucker Co., (The)	3.6
Illinois Tool Works, Inc.	3.6
Home Depot, Inc., (The)	3.6
Texas Instruments, Inc.	3.5
Omnicom Group, Inc.	3.5
Lowe’s Cos., Inc.	3.5
Hershey Co., (The)	3.4
36.3%

The Stance Equity ESG Large Cap Core ETF uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”).

Sector Allocation	% OF Net Assets
Health Care	26.6%
Information Technology	21.9
Industrials	14.3
Consumer Discretionary	10.8
Financials	9.2
Consumer Staples	7.0
Communication Services	3.5
Utilities	3.4
Materials	2.7
99.4%

4

Stance Equity ESG Large Cap Core ETF

Fund Expense Example

AUGUST 31, 2022 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2022 through August 31, 2022, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value march 1, 2022	Ending Account Value august 31, 2022	Expenses Paid During Period(1)	Annualized Expense Ratio(2)	Actual SIX-MONTH Total Investment Return for the Fund
Stance Equity ESG Large Cap Core ETF
Actual	$ 1,000.00	$ 957.00	$ 4.19	0.85%	-4.30%
Hypothetical (5% return before expenses)	1,000.00	1,020.92	4.33	0.85%	N/A

(1)

Expenses are equal to the Fund’s annualized expense ratio for the period March 1, 2022 through August 31, 2022, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value in the first section in the table is based on the actual six-month total investment return for the Fund.

(2)	Ratios reflect expenses waived by the Fund’s investment adviser. Without these waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

5

Stance Equity ESG Large Cap Core ETF

Schedule of Investments

AUGUST 31, 2022

	Number of Shares	Value

Common Stocks — 99.4%
Biotechnology — 8.7%
Incyte Corp. (United States)*	14,122	$994,612
Regeneron Pharmaceuticals, Inc. (United States)*	2,409	1,399,774
Vertex Pharmaceuticals, Inc. (United States)*	4,692	1,322,018
		3,716,404
Capital Markets — 9.2%
Moody’s Corp. (United States)	4,704	1,338,382
Nasdaq, Inc. (United States)	25,722	1,531,231
S&P Global, Inc. (United States)	2,950	1,038,931
		3,908,544
Chemicals — 2.7%
Sherwin-Williams Co., (The) (United States)	5,022	1,165,606
Electric Utilities — 3.4%
NRG Energy, Inc. (United States)	34,760	1,434,893
Electronic Equipment, Instruments & Components — 1.9%
Keysight Technologies, Inc. (United States)*	4,978	815,844
Food Products — 7.0%
Hershey Co., (The) (United States)	6,421	1,442,606
J M Smucker Co., (The) (United States)	10,934	1,530,651
		2,973,257
Health Care Equipment & Supplies — 4.7%
Abbott Laboratories (United States)	12,296	1,262,184
Hologic, Inc. (United States)*	10,826	731,405
		1,993,589

The accompanying notes are an integral part of these financial statements.

6

Stance Equity ESG Large Cap Core ETF

Schedule of Investments (continued)

AUGUST 31, 2022

	Number of Shares	Value

Common Stocks (continued)
Health Care Providers & Services — 10.4%
CVS Health Corp. (United States)	9,883	$970,016
Laboratory Corp. of America Holdings (United States)	5,604	1,262,413
Quest Diagnostics, Inc. (United States)	9,896	1,240,068
UnitedHealth Group, Inc. (United States)	1,794	931,678
		4,404,175
IT Services — 6.0%
Mastercard, Inc., Class A (United States)	3,976	1,289,695
Visa, Inc., Class A (United States)	6,374	1,266,578
		2,556,273
Machinery — 7.6%
Fortive Corp. (United States)	26,841	1,699,840
Illinois Tool Works, Inc. (United States)	7,832	1,525,909
		3,225,749
Media — 3.5%
Omnicom Group, Inc. (United States)	22,354	1,495,483
Multiline Retail — 0.9%
Dollar Tree, Inc. (United States)*	2,714	368,235
Pharmaceuticals — 2.8%
Pfizer, Inc. (United States)	19,357	875,517
Zoetis, Inc. (United States)	1,946	304,607
		1,180,124
Professional Services — 6.7%
Jacobs Solutions, Inc. (United States)	9,369	1,167,190
Nielsen Holdings PLC (United Kingdom)	60,730	1,690,723
		2,857,913
Semiconductors & Semiconductor Equipment — 3.5%
Texas Instruments, Inc. (United States)	9,094	1,502,420

The accompanying notes are an integral part of these financial statements.

7

Stance Equity ESG Large Cap Core ETF

Schedule of Investments (CONCLUDED)

AUGUST 31, 2022

	Number of Shares	Value

Common Stocks (continued)
Software — 3.6%
Adobe, Inc. (United States)*	2,063	$770,406
Autodesk, Inc. (United States)*	3,870	780,734
		1,551,140
Specialty Retail — 10.0%
AutoZone, Inc. (United States)*	586	1,241,857
Home Depot, Inc., (The) (United States)	5,273	1,520,839
Lowe’s Cos., Inc. (United States)	7,615	1,478,376
		4,241,072
Technology Hardware, Storage & Peripherals — 6.8%
Apple, Inc. (United States)	3,771	592,876
Hewlett Packard Enterprise Co. (United States)	84,638	1,151,077
HP, Inc. (United States)	39,722	1,140,419
		2,884,372
Total Common Stocks (Cost $43,073,235)		42,275,093

Short-Term Investments — 0.5%
U.S. Bank Money Market Deposit Account, 2.00% (United States)(a)	228,584	228,584
Total Short-Term Investments (Cost $228,584)		228,584

Total Investments (Cost $43,301,819) — 99.9%		42,503,677
Other Assets in Excess of Liabilities — 0.1%		25,893
NET ASSETS — 100.0%
(Applicable to 1,715,000 shares outstanding)		$42,529,570

*	Non-income producing security.

PLC	Public Limited Company

(a)	The rate shown is as of August 31, 2022.

The accompanying notes are an integral part of these financial statements.

8

Stance Equity ESG Large Cap Core ETF

Statement of Assets and Liabilities

AUGUST 31, 2022

ASSETS
Investments in securities of unaffiliated issurers, at value (cost $43,073,235)	$42,275,093
Short-term investments, at value (cost $228,584)	228,584
Receivables for:
Dividends	57,437
Total assets	42,561,114

LIABILITIES
Payables for:
Advisory fees	31,544
Total liabilities	31,544
Net assets	$42,529,570

NET ASSETS CONSIST OF:
Par value	$1,715
Paid-in capital	45,018,226
Total distributable earnings/(losses)	(2,490,371)
Net assets	$42,529,570

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,715,000
Net asset value, price per share	24.80

The accompanying notes are an integral part of these financial statements.

9

Stance Equity ESG Large Cap Core ETF

Statement of Operations

FOR THE YEAR ENDED AUGUST 31, 2022

INVESTMENT INCOME
Dividends (Less foreign taxes withheld $28)	$610,555
Total investment income	610,555

EXPENSES
Advisory fees (Note 3)	363,829
Total expenses	363,829
Expense fees (waived)/reimbursed	(38,298)
Net expenses after waivers/reimbursements	325,531
Net investment income/(loss)	285,024

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	(4,552,863)
Net realized gain/(loss) from redemption in-kind	2,995,770
Net change in unrealized appreciation/(depreciation) on investments	(3,140,125)
Net realized and unrealized gain/(loss) on investments	(4,697,218)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,412,194)

The accompanying notes are an integral part of these financial statements.

10

Stance Equity ESG Large Cap Core ETF

STATEMENTS of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2022	FOR THE period ENDED AUGUST 31, 2021*
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$285,024	$29,240
Net realized gain/(loss) from investments	(1,557,093)	1,400,128
Net change in unrealized appreciation/(depreciation) on investments	(3,140,125)	2,341,983
Net increase/(decrease) in net assets resulting from operations	(4,412,194)	3,771,351

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(164,737)	—
Net decrease in net assets from dividends and distributions to shareholders	(164,737)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	34,013,802	62,522,221
Shares redeemed	(24,191,858)	(29,009,015)
Net increase/(decrease) in net assets from capital share transactions	9,821,944	33,513,206
Total increase/(decrease) in net assets	5,245,013	37,284,557

NET ASSETS:
Beginning of period	37,284,557	—
End of period	$42,529,570	$37,284,557

SHARES TRANSACTIONS:
Shares sold	1,245,000	2,470,000
Shares redeemed	(870,000)	(1,130,000)
Net increase/(decrease) in shares outstanding	375,000	1,340,000

*	Inception date of the Fund was March 15, 2021.

The accompanying notes are an integral part of these financial statements.

11

Stance Equity ESG Large Cap Core ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the YEAR Ended august 31, 2022	For the Period Ended august 31, 2021(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$27.82	$25.00
Net investment income/(loss)(2)	0.20	0.02
Net realized and unrealized gain/(loss) from investments	(3.10)	2.80
Net increase/(decrease) in net assets resulting from operations	(2.90)	2.82
Dividends and distributions to shareholders from:
Net investment income	(0.10)	—
Net realized capital gains	(0.02)	—
Total dividends and distributions to shareholders	(0.12)	—
Net asset value, end of period	$24.80	$27.82
Market value, end of period	$24.83	$27.91
Total investment return/(loss) on net asset value(3)	-10.50%	11.23	%(5)
Total investment return/(loss) on market price(4)	-10.63%	11.56	%(5)
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$42,530	$37,285
Ratio of expenses to average net assets with waivers and/or reimbursements	0.85%	0.85	%(6)
Ratio of expenses to average net assets without waivers and/or reimbursements	0.95%	0.95	%(6)
Ratio of net investment income/(loss) to average net assets	0.74%	0.19	%(6)
Portfolio turnover rate(7)	290%	180	%(5)

(1)	Inception date of the Fund was March 15, 2021.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

(7)	Excludes effect of in-kind transfers.

The accompanying notes are an integral part of these financial statements.

12

Stance Equity ESG Large Cap Core ETF

Notes to Financial Statements

AUGUST 31, 2022

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has forty-eight separate investment portfolios, including the Stance Equity ESG Large Cap Core ETF (the “Fund”). The Fund commenced investment operations on March 15, 2021.

On July 26, 2022, the Board of Directors of the Company approved an Agreement and Plan of Reorganization with respect to the Fund (the “Plan”). The Plan provides for the sale of all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, Hennessy Stance ESG Large Cap ETF (the “Acquiring Fund”), a newly-created series of Hennessy Funds Trust, in exchange for the Acquiring Fund’s shares with the same aggregate net asset value as shares of the Fund, which would be distributed pro rata by the Fund to the holders of its shares in complete liquidation of the Fund (the “Reorganization”). Hennessy Advisors, Inc. is the investment adviser of the Acquiring Fund. The investment objectives, investment policies and strategies of the Acquiring Fund and the Fund are the same or substantially similar. The Reorganization is subject to approval by the shareholders of the Fund. A special meeting of shareholders of the Fund will be scheduled to seek approval of the Plan and the related Reorganization (the “Shareholder Meeting”). A related proxy statement in connection with the Shareholder Meeting that further describes the Plan and the Reorganization will be distributed in advance of the Shareholder Meeting.

RBB has authorized capital of one hundred billion shares of common stock of which 90.023 billion shares are currently classified into two hundred and eleven classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of the Fund is to achieve long-term capital appreciation.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Fund is August 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2022 (the “current fiscal period”).

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

13

Stance Equity ESG Large Cap Core ETF

Notes to Financial Statements (continued)

AUGUST 31, 2022

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Common Stocks	$42,275,093	$42,275,093	$—	$—
Short-Term Investments	228,584	228,584	—	—
Total Investments*	$42,503,677	$42,503,677	$—	$—

*	Please refer to the Schedule of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

14

Stance Equity ESG Large Cap Core ETF

Notes to Financial Statements (continued)

AUGUST 31, 2022

During the current fiscal period, the Fund had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Certain expenses are shared with The RBB Fund Trust (formerly, PENN Capital Funds Trust) (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund. As discussed further in Note 3, most expenses of the Fund are paid by the Adviser under a unitary fee arrangement.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with tax regulations and recorded on ex dividend date. Quarterly, the Fund will report details of distributions including gain and loss distributions and related taxes.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

UKRAINE-RUSSIA CONFLICT RISK — In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments, even beyond any direct exposure the Fund may have to issuers located in these countries.

15

Stance Equity ESG Large Cap Core ETF

Notes to Financial Statements (continued)

AUGUST 31, 2022

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Policies and Practices

The sections below describe some of the different types of investments that may be made by the Fund and the investment practices in which the Fund may engage.

TYPES OF EQUITY SECURITIES — In addition to common stock, the equity securities that the Fund may purchase include securities having equity characteristics, such as rights. Common stock represents an equity or ownership interest in a company. This interest often gives the Fund the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Rights essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights normally have a short duration and are distributed directly by the issuer to its shareholders. Rights have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

SECURITIES OF OTHER INVESTMENT COMPANIES — The Fund may invest in securities of other investment companies, including ETF shares and shares of money market funds. The Fund’s investment in these securities (other than shares of money market funds and of certain ETFs) may be subject to certain limitations imposed by the 1940 Act — generally, a prohibition on acquiring more than 3 percent of the outstanding voting stock of another investment company. Investment companies such as ETFs and money market funds pay investment advisory and other fees and incur various expenses in connection with their operations. When the Fund invests in another investment company, shareholders of the Fund will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Fund.

REAL ESTATE INVESTMENT TRUSTS — Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency, default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

16

Stance Equity ESG Large Cap Core ETF

Notes to Financial Statements (continued)

AUGUST 31, 2022

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

TEMPORARY INVESTMENTS — During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, the Fund would not be pursuing its stated investment objective with its usual investment strategies. The Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the the Fund’s sub-adviser, Stance Capital, LLC. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. The Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Fund. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

3. INVESTMENT adviser and other services

Red Gate Advisers, LLC (the “Adviser”) serves as the investment adviser to the Fund. Stance Capital, LLC and Vident Advisory, LLC each serves as an investment sub-adviser (“Sub-Adviser”) to the Fund. Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Fund, primarily in the form of oversight of the Fund’s sub-advisers, pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Company on behalf of the Fund. The Fund compensates the Adviser with a unitary management fee for its services at an annual rate of 0.95%; based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears. From the Advisory Fee, the Adviser pays most of the expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services. However, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

The Adviser has contractually agreed to waive a portion of its’ unitary management fee to the extent necessary to limit the Fund’s annual operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not exceeding 0.85% annually of the Fund’s average daily net assets. This contractual limitation is in effect until March 31, 2023 and may not be terminated without the approval of the Board. The Adviser may discontinue these arrangements at any time after March 31, 2023.

17

Stance Equity ESG Large Cap Core ETF

Notes to Financial Statements (continued)

AUGUST 31, 2022

During the current fiscal period, investment advisory fees accrued and waived were as follows:

GROSS ADVISORY FEES	RECOUPMENT/ WAIVERS	NET ADVISORY FEES
$363,829	$(38,298)	$325,531

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Vigilant Distributors, LLC (the “Distributor”), an affiliate of the Adviser, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

Under the Fund’s unitary fee, the Adviser compensates Fund Services and the Custodian for its services provided.

DIRECTOR AND OFFICER COMPENSATION — The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC, an affiliate of the Adviser, is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. As of the end of the reporting period, there were no director and officer fees charged or paid by the Fund.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding in-kind transactions and short-term investments) of the Fund were as follows:

Purchase	Sales
$111,220,754	$110,708,087

There were no purchases or sales of long-term U.S. Government Securities during the current fiscal period.

During the current fiscal period, aggregate purchases and sales of in-kind transactions of the Fund were as follows:

Purchase	Sales
$33,483,746	$24,012,164

18

Stance Equity ESG Large Cap Core ETF

Notes to Financial Statements (continued)

AUGUST 31, 2022

5. Federal Income tax information

It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to a regulated investment company (“RIC”). The Fund intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. While the Fund intends to distribute substantially all of its taxable net investment income and capital gains, if any, in a manner necessary to minimize the imposition of a 4% excise tax, there can be no assurance that it will avoid any or all of the excise tax. In such event, the Fund will be liable only for the amount by which it does not meet the foregoing distribution requirements. The Fund has adopted October 31 as its tax year end.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, as amended by ASU 2009-06, “Accounting for Uncertainty in Income Taxes” (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has concluded, there were no uncertain tax positions as of August 31, 2022 for federal income tax purposes or in, the Fund’s major state and local tax jurisdiction of Delaware.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent difference are reclassified among capital accounts in the financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings may differ from the amount reflected in the Statement of Assets and Liabilities due to temporary book/tax differences due to a tax free incorporation transfer.

As of August 31, 2022, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
$43,430,659	$1,560,805	$(2,487,787)	$(926,982)

Permanent differences as of August 31, 2022, primarily attributable to tax fiscal year end October 31, 2021 redemptions-in-kind and transfer-in-kind cost basis difference between GAAP and tax, were reclassified among the following accounts:

DISTRIBUTABLE EARNINGS/(LOSS)	PAID-IN CAPITAL
$(1,684,791)	$1,684,791

19

Stance Equity ESG Large Cap Core ETF

Notes to Financial Statements (continued)

AUGUST 31, 2022

The tax basis of undistributed earnings for the fiscal tax year ended October 31, 2021, shown below represents distribution requirements met by the Fund subsequent to the fiscal tax year end in order to satisfy income tax requirements:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAINS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
$69,170	$30,318	$2,014,900

The tax character of dividends and distributions paid during the fiscal years ended August 31, 2022 and August 31, 2021 was a follows:

	ORDINARY INCOME	LONG-TERM GAINS	total
2022	$134,419	$30,318	$164,737
2021	—	—	—

6. SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 5,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets. Shares of the Fund have equal rights and privileges.

20

Stance Equity ESG Large Cap Core ETF

Notes to Financial Statements (CONCLUDED)

AUGUST 31, 2022

7. In-Kind SUBSCRIPTION

On March 15, 2021, the Fund received securities in connection with an in-kind subscription transaction. The seed shares totaled 1,105,000 with a NAV of $25.0159. For financial reporting purposes, these transactions were treated as purchases of securities and recognized based on the market value of the securities. The value of the initial in-kind subscriptions was $27,642,570.

8. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 may require the Fund to observe more stringent requirements than were previously imposed by the 1940 Act, which could adversely affect the ability of the Fund to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved new valuation procedures for the Fund.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

21

Stance Equity ESG Large Cap Core ETF

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of Stance Equity ESG Large Cap Core ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Stance Equity ESG Large Cap Core ETF (one of the funds constituting The RBB Fund, Inc., hereafter referred to as the “Fund”) as of August 31, 2022, the related statement of operations for the year ended August 31, 2022, the statements of changes in net assets for the year ended August 31, 2022 and for the period March 15, 2021 (commencement of operations) through August 31, 2021, including the related notes, and the financial highlights for the year ended August 31, 2022 and for the period March 15, 2021 (commencement of operations) through August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for the year ended August 31, 2022 and for the period March 15, 2021 (commencement of operations) through August 31, 2021 and the financial highlights for the year ended August 31, 2022 and for the period March 15, 2021 (commencement of operations) through August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 28, 2022

We have served as the auditor of one or more Red Gate Advisers, LLC investment companies since 2021.

22

Stance Equity ESG Large Cap Core ETF

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. During the fiscal year ended August 31, 2022, the following dividends and distributions were paid by the Fund:

Ordinary Income	Long-Term Gains
$134,419	$30,318

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2022 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

0.00%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Fund is as follows:

0.00%

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

23

Stance Equity ESG Large Cap Core ETF

Notice to Shareholders

(Unaudited)

Information on Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (800) 617-0004; and (ii) on the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Frequency Distributions of Premiums and Discounts

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.stancefunds.com.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Company has adopted and implemented a Liquidity Risk Management Program (the “Company Program”) as required by rule 22e-4 under the 1940 Act. In accordance with the Company Program, the Adviser has adopted and implemented a liquidity risk management program (the “Adviser Program” and together with the Company Program, the “Programs”) on behalf of the Fund. The Programs seek to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed Vigilant Compliance, LLC (“Vigilant”) as the program administrator for the Company Program and the Liquidity Risk Management Committee of the Adviser as the program administrator for the Adviser Program. The process of monitoring and determining the liquidity of the Fund’s investments is supported by one or more third-party vendors.

At meetings held during the current fiscal period, the Board and its Regulatory Oversight Committee received and reviewed a written report (the “Report”) of Vigilant and the Adviser concerning the operation of the Programs for the period from July 1, 2021 to December 31, 2021 (the “Period”). The Report summarized the operation of the Programs and the information and factors considered by Vigilant and the Adviser in reviewing the adequacy and effectiveness of the implementation of the Programs with respect to the Fund. Such information and factors included, among other things: (i) the methodology used to classify the liquidity of the Fund’s portfolio investments and the Adviser’s assessment that the Fund’s strategy remained appropriate for an open-end mutual fund; (ii) analyses of the Fund’s trading environment and reasonably anticipated trading size; (iii) that the Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that the Fund did not require the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that the Fund did not breach the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment) during the Period and the procedures for monitoring compliance with the limit; (vi) that the processes, technologies and third-party vendors used to assess, manage, and/or periodically review the Fund’s Liquidity Risk functioned appropriately during the Period; and (vii) that the Programs operated adequately during the Period. The Report also indicated that there were no material changes made to the Programs during the Period.

24

Stance Equity ESG Large Cap Core ETF

Notice to Shareholders (CONtinued)

(Unaudited)

Based on the review, the Report concluded that the Programs were being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Company Program or the Adviser Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTs

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Red Gate and the Company (the “Investment Advisory Agreement”) on behalf of the Stance Equity ESG Large Cap Core ETF (for this section only, “Fund”) and the Sub-Advisory Agreements between Red Gate and each of Stance Capital, LLC and Vident Investment Advisory, LLC (each a “Sub-Adviser” and together the “Sub-Advisers”) at a meeting of the Board held on May 11-12, 2022 (for this section only, the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Sub-Advisory Agreements for an additional one-year term. The Board’s decision to approve the Investment Advisory Agreement and the Sub-Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement and the Sub-Advisory Agreements, the Board considered information provided by Red Gate with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal and approval of the Investment Advisory Agreement between the Company and Red Gate with respect to the Fund and the Sub-Advisory Agreements between Red Gate and each Sub-Adviser with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Red Gate’s and the Sub-Advisers’ services provided to the Fund; (ii) descriptions of the experience and qualifications of Red Gate’s and the Sub-Advisers’ personnel providing those services; (iii) Red Gate’s and the Sub-Advisers’ investment philosophies and processes; (iv) Red Gate’s and the Sub-Advisers’ assets under management and client descriptions; (v) Red Gate’s and the Sub-Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Red Gate’s and the Sub-Advisers’ advisory fee arrangement with the Company and other similarly managed clients; (vii) Red Gate’s and the Sub-Advisers’ compliance policies and procedures; (viii) Red Gate’s and the Sub-Advisers’ financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Broadridge/Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its respective benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Red Gate and each Sub-Adviser. The Directors concluded that Red Gate and each Sub-Adviser had substantial resources to provide services to the Fund and that Red Gate’s and the Sub-Advisers’ services had been acceptable.

The Directors also considered the investment performance of the Fund and considered the Fund’s investment performance in light of its investment objectives and investment strategies. The Directors concluded that the investment performance of the Fund as compared to its respective benchmarks and Lipper Group was acceptable.

25

Stance Equity ESG Large Cap Core ETF

Notice to Shareholders (CONCLUDED)

(Unaudited)

The Directors then noted the performance of the Fund. The Directors noted the Fund had underperformed its benchmark for the year-to-date and since-inception periods ended March 31, 2022. The Directors also noted that the Fund ranked in the 2nd quintile in its Lipper Performance Group for the since-inception period ended December 31, 2021.

The Board also considered the advisory fee rates payable by the Fund under the Investment Advisory Agreement and Sub-Advisory Agreements. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for ETFs advised by other, unaffiliated investment advisory firms. The Directors also considered the fees payable to each Sub-Adviser under the Sub-Advisory Agreement.

The Directors noted that the actual advisor fee and the total expenses of the Fund ranked in the 5th quintile of its Lipper Expense Group.

The Board also took into consideration that the advisory fee for the Fund was a “unitary fee,” meaning the Fund paid no expenses other than the advisory fee and certain other costs such as interest, brokerage and extraordinary expenses. The Board noted that Red Gate continued to be responsible for compensating the Company’s other service providers and paying other expenses of the Fund out of its own fees and resources.

After reviewing Red Gate’s and the Sub-Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Red Gate and the Sub-Advisers, the Directors concluded that the investment advisory fees to be paid by the Fund to Red Gate and the sub-advisory fees to be paid to each Sub-Adviser were fair and reasonable and that the Investment Advisory Agreement and Sub-Advisory Agreements should be approved and continued for an additional one-year period ending August 16, 2023.

26

Stance Equity ESG Large Cap Core ETF

Privacy Notice

(Unaudited)

Exhibit A

FACTS	WHAT DOES RED GATE ADVISERS, LLC (“RED GATE”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The type of personal information we collect, and share depend on the product of service you have with us. This information can include:

● Social Security number and transaction history

● Account balances and checking account information

● Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Red Gate chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does Red Gate share?	Can you limit this?
For our everyday business purposes — such as to process your transaction, maintain your account(s), provide you with necessary information, respond to court orders and legal investigation.	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — Information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	Yes	No
For non-affiliates to market to you	No	We don’t share.

To limit our sharing

Please note:

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing

Questions?	Call 1-888-229-1855 or visit https://redgateadvisers.com/ should you have any questions.

27

Stance Equity ESG Large Cap Core ETF

Privacy Notice (continued)

(Unaudited)

Exhibit A

What we do
How does Red Gate protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Red Gate collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is

● inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call:1-888-229-1855.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.

European Union’s General Data Protection Regulation

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

28

Stance Equity ESG Large Cap Core ETF

Privacy Notice (CONCLUDED)

(Unaudited)

Exhibit A

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

Red Gate shares ownership with Vigilant Compliance, LLC, Vigilant Distributors, LLC and Red Gate Distribution, LLC.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Red Gate does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Red Gate doesn’t jointly market.
Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European union or European Member state law, the controller or the specific criteria for its nomination may be provided for by European union or European Member state law.

29

Stance Equity ESG Large Cap Core ETF

Directors and Officers

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (800) 617-0004.

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 89	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	55	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 55	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	55

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 56	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	55

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

30

Stance Equity ESG Large Cap Core ETF

Directors and Officers (CONTINUED)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 1997, Consultant, financial services organizations.	55

IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021); Kalmar Pooled Investment Trust (registered investment company) (until September 2017).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Chairman Director	2005 to present 1991 to present	Retired.	55	EIP Investment Trust (registered investment company) (until August 2022).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 62	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	55

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	55	None.

31

Stance Equity ESG Large Cap Core ETF

Directors and Officers (CONTINUED)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	55	None.
OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 63	President	August 2022 to present	From 2011 to 2021, Executive Vice President, PIMCO Investments LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 59	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

32

Stance Equity ESG Large Cap Core ETF

Directors and Officers (CONTINUED)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Director of Marketing & Business Development	2019 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (an investment advisory firm).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 63	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 43	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 55 portfolios of the fund complex, consisting of the series in the Company and The RBB Fund Trust (7 portfolios)

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

33

Stance Equity ESG Large Cap Core ETF

Directors and Officers (CONCLUDED)

(Unaudited)

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

34

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INVESTMENT ADVISER

Red Gate Advisers, LLC
Gateway Corporate Center, Ste 216
223 Wilmington West Chester Pike Chadds Ford, PA 19317

INVESTMENT SUB-ADVISERS

Stance Capital, LLC
75 Central Street, 5th Floor
Boston, Massachusetts 02109

Vident Investment Advisory, LLC
1125 Sanctuary Parkway
Suite 515
Alpharetta, GA 30009

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103

UNDERWRITER

Vigilant Distributors, LLC
Gateway Corporate Center, Ste 216
223 Wilmington West Chester Pike
Chadds Ford, PA 19317

LEGAL COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

37

Annual Report
August 31, 2022

US Treasury 10 Year Note ETF | (Nasdaq: UTEN)

US Treasury 2 Year Note ETF | (Nasdaq: UTWO)

US Treasury 3 Month Bill ETF | (Nasdaq: TBIL)

Each a series of The RBB Fund, Inc.

F/m Investments, LLC d/b/a North Slope Capital, LLC

Letter to Shareholders	1
Performance Data	2
Fund Expense Examples	5
Schedules of Investments	7
Financial Statements	10
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Shareholder Tax Information	27
Notice to Shareholders	28
Directors and Officers	32

US Benchmark Series

Letter to Shareholders

August 31, 2022 (Unaudited)

F/m Investments LLC d/b/a North Slope Capital, LLC 3050 K Street NW Suite 201 Washington, DC 20007

US Treasury 3 Month Bill ETF (TBIL)
US Treasury 2 Year Note ETF (UTWO)
US Treasury 10 Year Note ETF (UTEN)
The “Funds”

August 31, 2022

Dear Shareholder:

We launched the Funds on August 8 of this year with a simple purpose: to provide investors simplified access to ubiquitous Benchmark US Treasury securities. Despite their long history, deep liquidity, and excellent risk management characteristics, owning individual US Treasuries has remained frustratingly difficult. Price discovery is limited, the underlying math can be confusing, and resulting cash flows1 from ownership are messy.

Many high-quality funds owning multiple US Treasuries are available. They however lack the precision and characteristics of holding individual bonds which investment managers – ourselves included – regularly provide in separately managed accounts. With interest rates rising rapidly, and investor demand for treasuries following in kind, we felt investors needed simple, direct access to the same tools available to professional investors.

We are pleased with the positive reception the press, our colleagues, and most importantly you have afforded the Funds. Despite being less than a month old, the future looks bright for the Funds. In coming correspondence and future letters like this one we look forward to providing you more detailed information about the Funds and our insights into the markets.

Be well. Do good work. Keep in touch.

Respectfully yours,

Alexander Morris	Peter Baden

(1)	Cash Flows - the transfer and classification for tax and other purposes of cash between buyers, sellers, and holders of a security.

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. For a prospectus or summary prospectus with this and other information about the Fund, please call 1-800-617-0004 or visit our website at www.ustreasuryetf.com. Read the prospectus or summary prospectus carefully before investing.

As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise.

Investments involve risk. Principal loss is possible.

Distributed by Quasar Distributors, LLC

1

US Treasury 10 Year Note ETF

Performance Data

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED August 31, 2022
	Since Inception	Inception Date
US Treasury 10 Year Note ETF	-3.00%	8/8/2022
ICE BofA Current 10-Year US Treasury Index*	-2.99%(1)	—
Fund Expense Ratio (2): 0.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*	The ICE BofA Current 10-Year US Treasury Index is a single security index comprised of the most recently issued 10-year US Treasury note.

2

US Treasury 2 Year Note ETF

Performance Data

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED August 31, 2022
	Since Inception	Inception Date
US Treasury 2 Year Note ETF	-0.20%	8/8/2022
ICE BofA Current 2-Year US Treasury Index*	-0.23%(1)	—
Fund Expense Ratio (2): 0.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*	The ICE BofA Current 2-Year US Treasury Index is a single security index comprised of the most recently issued 2-year US Treasury note.

3

US Treasury 3 Month Bill ETF

Performance Data

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED August 31, 2022
	Since Inception	Inception Date
US Treasury 3 Month Bill ETF	0.10%	8/8/2022
ICE BofA US 3-Month Treasury Bill Index*	0.12%(1)	—
Fund Expense Ratio (2): 0.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed or sold, may be worth more or less than their original cost.

(1)	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

(2)

The expense ratio of the Fund is set forth according to the Prospectus for the Fund and may differ from the expense ratio disclosed in the Financial Highlights table in this report. See the Financial Highlights for most current expense ratio.

*	The ICE BofA US 3-Month Treasury Bill Index is a single security index comprised of the most recently issued 3-Month Treasury bill .

4

US Benchmark Series

Fund Expense Examples

August 31, 2022 (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, (if any) and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other ETFs.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2022 through August 31, 2022, and held for the entire period. The actual values and expenses are based on the 23-day period from inception on August 8, 2022 through August 31, 2022.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

US Benchmark Series

Fund Expense Examples (Concluded)

August 31, 2022 (Unaudited)

	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio	Actual Since Inception Total Investment Returns for the Funds
US Treasury 10 Year Note ETF
Actual	$1,000.00	$970.00	$0.09	0.15%	-3.00%
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.77	0.15%	N/A
US Treasury 2 Year Note ETF
Actual	$1,000.00	$998.00	$0.09	0.15%	-0.20%
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.77	0.15%	N/A
US Treasury 3 Month Bill ETF
Actual	$1,000.00	$1,001.00	$0.09	0.15%	0.10%
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.77	0.15%	N/A

*

Expenses are equal to each Fund’s annualized expense ratio for the period March 1, 2022 through August 31, 2022, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The actual dollar amounts shown are expenses paid by the Funds during the period from the Funds’ inception on August 8, 2022 through August 31, 2022 multiplied by 23 days, which is the number of days from the Funds’ inception through August 31, 2022. Each Fund’s ending account value in the first section in the table is based on the actual since inception total investment return for the Fund.

6

US Treasury 10 Year Note ETF

Schedule of Investments

August 31, 2022

	Coupon	Maturity Date	Par (000’s)	Value

U.S. GOVERNMENT NOTES/BONDS — 99.8%
United States Treasury Note	2.750%	08/15/32	20,973	$20,291,378
TOTAL U.S. GOVERNMENT NOTES/BONDS
(Cost $20,793,433)				20,291,378

	Number of shares (000’s)

SHORT-TERM INVESTMENTS — 0.1%
MONEY MARKET DEPOSIT ACCOUNT — 0.1%
U.S. Bank Money Market Deposit Account, 2.00%(a)	18	17,643
TOTAL SHORT-TERM INVESTMENTS
(Cost $17,643)		17,643
TOTAL INVESTMENTS — 99.9%
(Cost $20,811,076)		20,309,021
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		24,868
NET ASSETS — 100.0%		$20,333,889

(a)	The rate shown is as of August 31, 2022.

The accompanying notes are an integral part of these financial statements.

7

US Treasury 2 Year Note ETF

Schedule of Investments

August 31, 2022

	Coupon	Maturity Date	Par (000’s)	Value

U.S. GOVERNMENT NOTES/BONDS — 100.0%
United States Treasury Note	3.250%	08/31/24	17,968	$17,899,216
TOTAL U.S. GOVERNMENT NOTES/BONDS
(Cost $17,905,112)				17,899,216

	Number of shares (000’s)

SHORT-TERM INVESTMENTS — 0.0%
MONEY MARKET DEPOSIT ACCOUNT — 0.0%
U.S. Bank Money Market Deposit Account, 2.00%(a)	7	6,498
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,498)		6,498
TOTAL INVESTMENTS — 100.0%
(Cost $17,911,610)		17,905,714
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		857
NET ASSETS — 100.0%		$17,906,571

(a)	The rate shown is as of August 31, 2022.

The accompanying notes are an integral part of these financial statements.

8

US Treasury 3 Month Bill ETF

Schedule of Investments

August 31, 2022

	Coupon*	Maturity Date	Par (000’s)	Value

SHORT-TERM INVESTMENTS — 100.0%
U.S. TREASURY OBLIGATIONS — 100.0%
United States Treasury Bill	2.876%	11/25/22	39,101	$38,841,437
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $38,840,653)				38,841,437

	Number of shares (000’s)

MONEY MARKET DEPOSIT ACCOUNT — 0.0%
U.S. Bank Money Market Deposit Account, 2.00%(a)	6	5,571
TOTAL MONEY MARKET DEPOSIT ACCOUNT
(Cost $5,571)		5,571
TOTAL SHORT-TERM INVESTMENTS — 100.0%
(Cost $38,846,224)		38,847,008
TOTAL INVESTMENTS — 100.0%
(Cost $38,846,224)		38,847,008
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(3,106)
NET ASSETS — 100.0%		$38,843,902

*	Short-term investments’ coupon reflect the annualized effective yield on the date of purchase for discounted investments.

(a)	The rate shown is as of August 31, 2022.

The accompanying notes are an integral part of these financial statements.

9

US Benchmark Series

Statements of Assets and Liabilities

August 31, 2022

	US Treasury 10 Year Note ETF	US Treasury 2 Year Note ETF	US Treasury 3 Month Bill ETF
ASSETS
Investments in securities of unaffiliated issurers, at value (cost $20,793,433 and $17,905,112 and $—, respectively)	$20,291,378	$17,899,216	$—
Short-term investments, at value (cost $17,643, $6,498 and $38,846,224, respectively)	17,643	6,498	38,847,008
Receivables for:
Interest	26,658	1,604	5
Total assets	20,335,679	17,907,318	38,847,013

LIABILITIES
Payables for:
Advisory fees	1,790	747	3,111
Total liabilities	1,790	747	3,111
Net assets	$20,333,889	$17,906,571	$38,843,902

NET ASSETS CONSIST OF:
Par value	$420	$360	$780
Paid-in capital	20,940,330	17,935,751	38,807,300
Total distributable earnings/(losses)	(606,861)	(29,540)	35,822
Net assets	$20,333,889	$17,906,571	$38,843,902

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	420,000	360,000	780,000
Net asset value and redemption price per share	$48.41	$49.74	$49.80

The accompanying notes are an integral part of these financial statements.

10

US Benchmark Series

Statements of Operations

FOR THE Period ENDED August 31, 2022(1)

	US Treasury 10 Year Note ETF	US Treasury 2 Year Note ETF	US Treasury 3 Month Bill ETF
INVESTMENT INCOME
Interest income	$34,833	$18,394	$57,349
Total investment income	34,833	18,394	57,349

EXPENSES
Advisory fees (Note 3)	1,790	747	3,111
Total expenses	1,790	747	3,111
Net investment income/(loss)	33,043	17,647	54,238

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from investments	(137,849)	(41,291)	(19,200)
Net change in unrealized appreciation/(depreciation) on investments	(502,055)	(5,896)	784
Net realized and unrealized gain/(loss)	(639,904)	(47,187)	(18,416)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(606,861)	$(29,540)	$35,822

(1)	Inception date of the Funds was August 8, 2022.

The accompanying notes are an integral part of these financial statements.

11

US Treasury 10 Year Note ETF

Statement of Changes in Net Assets

FOR THE Period ENDED AUGUST 31, 2022(1)
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income/(loss)	$33,043
Net realized gain/(loss) from investments	(137,849)
Net change in unrealized appreciation/(depreciation) on investments	(502,055)
Net increase/(decrease) in net assets resulting from operations	(606,861)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	20,940,800
Shares redeemed	(50)
Net increase/(decrease) in net assets from capital share transactions	20,940,750
Total increase/(decrease) in net assets	20,333,889

NET ASSETS:
Beginning of period	$—
End of period	$20,333,889

SHARE TRANSACTIONS:
Shares sold	420,001
Shares redeemed	(1)
Net increase/(decrease) in shares	420,000

(1)	Inception date of the Fund was August 8, 2022.

The accompanying notes are an integral part of these financial statements.

12

US Treasury 2 Year Note ETF

Statement of Changes in Net Assets

FOR THE Period ENDED AUGUST 31, 2022(1)
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income/(loss)	$17,647
Net realized gain/(loss) from investments	(41,291)
Net change in unrealized appreciation/(depreciation) on investments	(5,896)
Net increase/(decrease) in net assets resulting from operations	(29,540)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	17,936,161
Shares redeemed	(50)
Net increase/(decrease) in net assets from capital share transactions	17,936,111
Total increase/(decrease) in net assets	17,906,571

NET ASSETS:
Beginning of period	$—
End of period	$17,906,571

SHARE TRANSACTIONS:
Shares sold	360,001
Shares redeemed	(1)
Net increase/(decrease) in shares	360,000

(1)	Inception date of the Fund was August 8, 2022.

The accompanying notes are an integral part of these financial statements.

13

US Treasury 3 Month Bill ETF

Statement of Changes in Net Assets

FOR THE Period ENDED AUGUST 31, 2022(1)
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income/(loss)	$54,238
Net realized gain/(loss) from investments	(19,200)
Net change in unrealized appreciation/(depreciation) on investments	784
Net increase/(decrease) in net assets resulting from operations	35,822

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	38,808,130
Shares redeemed	(50)
Net increase/(decrease) in net assets from capital share transactions	38,808,080
Total increase/(decrease) in net assets	38,843,902

NET ASSETS:
Beginning of period	$—
End of period	$38,843,902

SHARE TRANSACTIONS:
Shares sold	780,001
Shares redeemed	(1)
Net increase/(decrease) in shares	780,000

(1)	Inception date of the Fund was August 8, 2022.

The accompanying notes are an integral part of these financial statements.

14

US Treasury 10 Year Note ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	FOR THE PERIOD ENDED AUGUST 31,
	2022(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$49.91
Net investment income/(loss)(2)	0.09
Net realized and unrealized gain/(loss) from investments	(1.59)
Net increase/(decrease) in net assets resulting from operations	(1.50)
Net asset value, end of period	$48.41
Market value, end of period	$48.26
Total investment return/(loss) on net asset value(3)	(3.00	)%(5)
Total investment return/(loss) on market price(4)	(3.31	)%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$20,334
Ratio of expenses to average net assets	0.15	%(6)
Ratio of net investment income/(loss) to average net assets	2.77	%(6)
Portfolio turnover rate	97	%(5)

(1)	Inception date of the Fund was August 8, 2022.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

15

US Treasury 2 Year Note ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	FOR THE PERIOD ENDED AUGUST 31,
	2022(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$49.84
Net investment income/(loss)(2)	0.11
Net realized and unrealized gain/(loss) from investments	(0.21)
Net increase/(decrease) in net assets resulting from operations	(0.10)
Net asset value, end of period	$49.74
Market value, end of period	$49.74
Total investment return/(loss) on net asset value(3)	(0.20	)%(5)
Total investment return/(loss) on market price(4)	(0.20	)%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$17,907
Ratio of expenses to average net assets	0.15	%(6)
Ratio of net investment income/(loss) to average net assets	3.54	%(6)
Portfolio turnover rate	100	%(5)

(1)	Inception date of the Fund was August 8, 2022.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

16

US Treasury 3 Month Bill ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	FOR THE PERIOD ENDED AUGUST 31,
	2022(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$49.75
Net investment income/(loss)(2)	0.09
Net realized and unrealized gain/(loss) from investments	(0.04)
Net increase/(decrease) in net assets resulting from operations	0.05
Net asset value, end of period	$49.80
Market value, end of period	$49.81
Total investment return/(loss) on net asset value(3)	0.10	%(5)
Total investment return/(loss) on market price(4)	0.12	%(5)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$38,844
Ratio of expenses to average net assets	0.15	%(6)
Ratio of net investment income/(loss) to average net assets	2.61	%(6)
Portfolio turnover rate	0	%(5)

(1)	Inception date of the Fund was August 8, 2022.

(2)	Per share data calculated using average shares outstanding method.

(3)

Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)

Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Not annualized.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

17

US Benchmark Series

Notes to Financial Statements

August 31, 2022

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has forty-eight separate investment portfolios, including the US Treasury 10 Year Note ETF, the US Treasury 2 Year Note ETF, and the US Treasury 3 Month Bill ETF (each a “Fund” and together the “Funds”). The Funds commenced investment operations on August 8, 2022.

RBB has authorized capital of one hundred billion shares of common stock of which 90.023 billion shares are currently classified into two hundred and eleven classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The investment objective of the US Treasury 10 Year Note ETF, the US Treasury 2 Year Note ETF, and the US Treasury 3 Month Bill ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield of its corresponding benchmark index (“Underlying Index”): the ICE Bofa Current 10-Year US Treasury Index, ICE Bofa Current 2-Year US Treasury Index, and ICE Bofa US 3-Month Treasury Bill Index, respectively.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is August 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal period since inception from August 8, 2022 through August 31, 2022 (the “current fiscal period”).

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

18

US Benchmark Series

Notes to Financial Statements (continued)

August 31, 2022

US TREASURY 10 YEAR NOTE ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
U.S. Government Notes/Bonds	$20,291,378	$—	$20,291,378	$—
Short-Term Investments	17,643	17,643	—	—
Total Investments*	$20,309,021	$17,643	$20,291,378	$—

US TREASURY 2 YEAR NOTE ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
U.S. Government Notes/Bonds	$17,899,216	$—	$17,899,216	$—
Short-Term Investments	6,498	6,498	—	—
Total Investments*	$17,905,714	$6,498	$17,899,216	$—

US TREASURY 3 MONTH BILL ETF	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Short-Term Investments	$38,847,008	$5,571	$38,841,437	$—
Total Investments*	$38,847,008	$5,571	$38,841,437	$—

*	Please refer to the Schedule of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only if a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers in and out of each level is disclosed when a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

The Funds did not have any significant Level 3 transfers during the current fiscal period.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest

19

US Benchmark Series

Notes to Financial Statements (continued)

August 31, 2022

income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund Trust (formerly, PENN Capital Funds Trust) (the “Trust”), a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Company or Trust are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB and the Trust, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. Each Fund expects to declare and pay distributions, if any, monthly, however it may declare and pay distributions more or less frequently. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Fund at least annually. Brokers may make the DTC book-entry dividend reinvestment service available to their customers who own a Fund’s Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of that Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CORONAVIRUS (COVID-19) PANDEMIC — The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are more widely available, the ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. INVESTMENT POLICIES AND PRACTICES

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

Cash Equivalents and Short-Term Investments - The Funds may invest in cash, cash equivalents, and a variety of short-term instruments in such proportions as warranted by prevailing market conditions and the Funds’ principal investment strategies. The Funds may temporarily invest without limit in such instruments for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. During such periods, a Fund may not be able to achieve its investment objective.

Illiquid Investments - Pursuant to Rule 22e-4 under the 1940 Act, a Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment as defined in Rule 22e-4 is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments may include restricted securities and repurchase agreements maturing in more than 7 days. Restricted securities are securities that may not be sold to the public without an effective

20

US Benchmark Series

Notes to Financial Statements (continued)

August 31, 2022

registration statement under the Securities Act of 1933, as amended (the “1933 Act”), and thus may be sold only in privately negotiated transactions or pursuant to an exemption from registration. Subject to the adoption of guidelines by the Board of Directors of the Company (“Board”), certain restricted securities that may be sold to institutional investors pursuant to Rule 144A under the 1933 Act and non-exempt commercial paper may be determined to be liquid by the Adviser. Illiquid investments involve the risk that the investments will not be able to be sold at the time the Adviser desires or at prices approximating the value at which a Fund is carrying the investments. To the extent an investment held by a Fund is deemed to be an illiquid investment or a less liquid investment, a Fund will be exposed to a greater liquidity risk.

Inflation Protected Securities - Each Fund may invest in inflation protected securities. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

Other Investment Companies - Each Fund may invest in other investment companies, including open-end funds, closed-end funds, unit investment trusts, and exchange-traded funds (“ETFs”) registered under the 1940 Act that invest primarily in Fund eligible investments. Under the 1940 Act, a Fund’s investment in such securities is generally limited to 3% of the total voting stock of any one investment company; 5% of such Fund’s total assets with respect to any one investment company; and 10% of such Fund’s total assets in the aggregate. A Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

U.S. Government Securities - Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Zero-Coupon and Step Coupon Securities - Each Fund may invest in zero-coupon and step coupon securities. Zero-coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero-coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Temporary Investments - During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed-income obligations (which generally have remaining maturities of one year or less) and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for U.S. Government Securities.

21

US Benchmark Series

Notes to Financial Statements (continued)

August 31, 2022

In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear that fund’s fees and expenses, which will be in addition to the fees and expenses of the Fund. Repurchase agreements involve certain risks not associated with direct investments in debt securities.

3. INVESTMENT ADVISER AND OTHER SERVICES

Each Fund pays all of its expenses other than those expressly assumed by F/m Investments, LLC d/b/a North Slope Capital, LLC (the “Adviser”). Expenses of each Fund are deducted from the Fund’s total income before dividends are paid. Subject to the supervision of the Board, the Adviser manages the overall investment operations of each Fund in accordance with the Fund’s respective investment objective and policies and formulates a continuing investment strategy for each Fund pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Company on behalf of each Fund. The Adviser is controlled by F/m Acceleration, LLC, a Delaware limited liability company, and EQSF Holdings, LLC, a Delaware limited liability company owned by three officers of the Company. The Funds compensate the Adviser with a unitary management fee for its services at an annual rate of 0.15% of each Fund’s average daily net assets during the month. From the unitary management fee, the Adviser pays most of the expenses of each Fund, including transfer agency, custody, fund administration, legal, audit and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by a Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

During the current fiscal period, investment advisory fees accrued were as follows:

FUND	ADVISORY FEES
US Treasury 10 Year Note ETF	$1,790
US Treasury 2 Year Note ETF	747
US Treasury 3 Month Bill ETF	3,111

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Funds. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (“Quasar”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

Under the Funds’ unitary fee, the Adviser compensates Fund Services and the Custodian for services provided.

22

US Benchmark Series

Notes to Financial Statements (continued)

August 31, 2022

DIRECTOR AND OFFICER COMPENSATION — The Directors of the Company receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Company and served as President of the Company until August 2022. Vigilant Compliance, LLC is compensated for the services provided to the Company. Employees of RBB serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Company. They are compensated by the Company for services provided. Certain employees of Fund Services serve as officers of the Company. They are not compensated by the Funds or the Company. As of the end of the reporting period, there were no director and officer fees charged or paid by the Funds.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales and maturities of investment securities (excluding in-kind transactions and short-term investments) of the Funds were as follows:

FUND	U.S. GOVERNMENT PURCHASES	U.S. GOVERNMENT SALES
US Treasury 10 Year Note ETF	$19,818,945	$19,689,100
US Treasury 2 Year Note ETF	29,343,515	17,859,664
US Treasury 3 Month Bill ETF	—	—

During the current fiscal period, aggregate purchases and sales of in-kind transactions (excluding short-term investments) of the Funds were as follows:

FUND	U.S. GOVERNMENT IN-KIND PURCHASES	U.S. GOVERNMENT IN-KIND SALES
US Treasury 10 Year Note ETF	$20,801,647	$—
US Treasury 2 Year Note ETF	6,461,211	—
US Treasury 3 Month Bill ETF	—	—

5. FEDERAL INCOME TAX INFORMATION

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. Since the Funds did not have a full fiscal year, the tax cost of investments is the same as noted in the Schedule of Investments.

As of August 31, 2022, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

FUND	FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
US Treasury 10 Year Note ETF	$20,811,076	$—	$(502,055)	$(502,055)
US Treasury 2 Year Note ETF	17,911,610	13	(5,909)	(5,896)
US Treasury 3 Month Bill ETF	38,846,224	784	—	784

23

US Benchmark Series

Notes to Financial Statements (continued)

August 31, 2022

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

As of August 31, 2022, there were no permanent differences between distributable earnings/(loss) and paid-in capital, respectively.

As of August 31, 2022, the components of distributable earnings on a tax basis were as follows:

FUND	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	Net UNREALIZED APPRECIATION/ (DEPRECIATION)	CAPITAL LOSS CARRYOVER	QUALIFIED LATE- YEAR LOSS
US Treasury 10 Year Note ETF	$33,043	$—	$(502,055)	$(137,849)	$—
US Treasury 2 Year Note ETF	17,647	—	(5,896)	(41,291)	—
US Treasury 3 Month Bill ETF	54,238	—	784	(19,200)	—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2022, the US Treasury 10 Year Note ETF had unexpiring short-term losses of $137,849, the US Treasury 2 Year Note ETF had unexpiring short-term losses of $41,291 and the US Treasury 3 Month Bill ETF had unexpiring short-term losses of $19,200.

6. SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the NASDAQ, Inc. (the “Exchange”). Market prices for the shares may be different from their NAV. Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 10,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of each Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from each Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for each Fund is $300, payable to the custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate each Fund for the transaction costs associated with the cash transactions. Variable fees received by each Fund, if any, are displayed in the capital shares transactions section of the Statements of Changes in Net Assets.

24

US Benchmark Series

Notes to Financial Statements (concluded)

August 31, 2022

7. NEW ACCOUNTING PRONOUNCEMENTS AND REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Each Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4. Rule 18f-4 may require a Fund to observe more stringent requirements than were previously imposed by the 1940 Act, which could adversely affect the ability of the Fund to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved new valuation procedures for the Funds.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there was the following subsequent event:

Reverse Repurchase Agreements

On September 28, 2022, the Company filed a Supplement to the Funds’ Prospectus and Statement of Additional Information, each dated August 6, 2022, reflecting a change to each Fund’s investment strategy: each Fund may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed).

Management has evaluated subsequent events through the date the financial statements were issued and determined that no additional events occurred that require disclosure.

25

US Benchmark Series

Report of Independent Registered
Public Accounting Firm

To the Shareholders of US Treasury 10 Year Note ETF, US Treasury 2 Year Note ETF, and
US Treasury 3 Month Bill ETF and Board of Directors of The RBB Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of US Treasury 10 Year Note ETF, US Treasury 2 Year Note ETF and US Treasury 3 Month Bill ETF (the “Funds”), each a series of The RBB Fund, Inc., as of August 31, 2022, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period August 8, 2022 (commencement of operations) through August 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2022, the results of their operations, the changes in net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by F/M Investments, LLC since 2021.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 28, 2022

26

US Benchmark Series

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable period ended August 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. During the fiscal year ended August 31, 2022, the Funds did not pay ordinary income dividends nor long-term capital gains dividends to its shareholders.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2023.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

27

US Benchmark Series

Notice to Shareholders

(Unaudited)

INFORMATION ON PROXY VOTING

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (800)-617-0004; and (ii) on the SEC’s website at http://www.sec.gov.

QUARTERLY SCHEDULE OF INVESTMENTS

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

FREQUENCY DISTRIBUTIONS OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at www.ustreasuryetf.com.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

As required by the 1940 Act, the Board, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the approval of the investment advisory agreement between the Adviser and the Company (the “Investment Advisory Agreement”) on behalf of the US Treasury 10 Year Note ETF, US Treasury 2 Year Note ETF, and US Treasury 3 Month Bill ETF (each a “Fund” and together the “Funds”), at meetings of the Board held on May 11-12, 2022 and July 26, 2022 (collectively, the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory Agreement for an initial term. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment. In approving the Investment Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the approval of the Investment Advisory Agreement between the Company and the Adviser with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser’s services to be provided to the Funds; (ii) descriptions of the experience and qualifications of the Adviser’s personnel providing those services; (iii) Adviser’s investment philosophies and processes; (iv) Adviser’s assets under management and client descriptions; (v) Adviser’s advisory fee arrangement with the Company; (vi) Adviser’s compliance policies and procedures; (vii) Adviser’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; and (ix) information comparing each Fund’s proposed management fees to those of peer funds.

As part of their review, the Directors considered the nature, extent and quality of the services to be provided by the Adviser. The Directors concluded that the Adviser had substantial resources to provide services to the Funds.

The Board also considered the effect of the unitary management fee payable by the Funds under the Advisory Agreement. In this regard, information on the fees to be paid by each Fund and the Fund’s total operating expense ratio was compared to similar information for ETFs advised by other, unaffiliated investment advisory firms.

After reviewing the information regarding the Adviser’s estimated costs, profitability and economies of scale, and after considering the services to be provided by the Adviser, the Directors concluded that the unitary management fees to be paid by the Funds to the Advise were fair and reasonable and that the Advisory Agreement should be approved for an initial period ending August 16, 2023.

28

US Benchmark Series

PRIVACY NOTICE

(Unaudited)

FACTS	WHAT DO US TREASURY 10 YEAR NOTE ETF, US TREASURY 2 YEAR NOTE ETF, AND US TREASURY 3 MONTH BILL ETF (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (800)-617-0004 or go to www.ustreasuryetf.com.

29

US Benchmark Series

PRIVACY NOTICE (Continued)

(Unaudited)

What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do the Funds collect my personal information?

We collect your personal information, for example, when you

● open an account

● provide account information

● give us your contact information

● make a wire transfer

● tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

● Check whether we hold personal information about you and to access such data (in accordance with our policy)

● Request the correction of personal information about you that is

● inaccurate

● Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

● Request the erasure of your personal information

● Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law.

If you wish to exercise any of your rights above, please call: 1-800-617-0004.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The Funds shall retain your personal data for as long as you are an investor in the Funds and thereafter as long as necessary to comply with applicable laws that require the Funds to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Funds may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Funds do take the security of your personal data seriously.

30

US Benchmark Series

PRIVACY NOTICE (Concluded)

(Unaudited)

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include:

● F/m Investments, LLC d/b/a North Slope Capital, LLC, the Funds’ investment adviser.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● The Funds don’t share with nonaffiliates so they can market to you. The Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● The Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

Controller

“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European union or European Member state law, the controller or the specific criteria for its nomination may be provided for by European union or European Member state law.

31

US Benchmark Series

Directors and Officers

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 1-800-617-0004.

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 89	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	55	AMDOCS Limited (service provider to telecommunications companies).
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 55	Director	2012 to present	Since 2020, Chief Financial Officer, Herspiegel Consulting LLC (life sciences consulting services); 2020, Chief Financial Officer, Avocado Systems Inc. (cyber security software provider); 2009-2020, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	55

FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company); Emtec, Inc. (until December 2019); FS Investment Corporation (business development company) (until December 2018).

Lisa A. Dolly 615 East Michigan Street Milwaukee, WI, 53202 Age: 56	Director	October 2021 to present	From July 2019-December 2019, Chairman, Pershing LLC (broker dealer, clearing and custody firm); January 2016-June 2019, Chief Executive Officer, Pershing, LLC.	55

Allfunds Group PLC (United Kingdom wealthtech and fund distribution provider); Securities Industry and Financial Markets Association (trade association for broker dealers, investment banks and asset managers); Hightower Advisors (wealth management firm).

32

US Benchmark Series

Directors and Officers (CONTINUED)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2006 to present	Since 1997, Consultant, financial services organizations.	55

IntriCon Corporation (biomedical device manufacturer); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance) (until 2021); Kalmar Pooled Investment Trust (registered investment company) (until September 2017).

Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Chairman Director	2005 to present 1991 to present	Retired.	55	EIP Investment Trust (registered investment company) (until August 2022).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 62	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	55

Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company); WisdomTree Investments, Inc. (asset management company) (until March 2019).

Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	55	None.
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director – Investments and, prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	55	None.

33

US Benchmark Series

Directors and Officers (CONTINUED)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

OFFICERS
Steven Plump 615 East Michigan Street Milwaukee, WI 53202 Age: 63	President	Since August 2022	From 2011 to 2021, Executive Vice President, PIMCO Investments LLC.	N/A	N/A
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 59	Chief Compliance Officer	2004 to present

Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company); since 2021, Chief Compliance Officer of The RBB Fund Trust; President of The RBB Fund Trust from 2021 to 2022; President of The RBB Fund, Inc. from 2009 to 2022.

				N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 61	Chief Financial Officer and Secretary Chief Operating Officer	2016 to present 2022 to present

Chief Financial Officer and Secretary (since 2016) and Chief Operating Officer (since 2022) of The RBB Fund, Inc.; Chief Financial Officer and Secretary (since 2021) and Chief Operating Officer (since 2022) of The RBB Fund Trust; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Craig A. Urciuoli 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Director of Marketing & Business Development	2019 to present

Director of Marketing & Business Development of The RBB Fund, Inc. (since 2019) and The RBB Fund Trust (since 2021); from 2000-2019, Managing Director, Third Avenue Management LLC (an investment advisory firm).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 39	Assistant Treasurer	2018 to present

Since 2020, Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2016 to 2020, Assistant Vice President, U.S. Bank Global Fund Services; from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).

				N/A	N/A

34

US Benchmark Series

Directors and Officers (CONCLUDED)

(Unaudited)

Name, Address, AND AGE	Positions(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 63	Assistant Secretary	1999 to present	Since 1993, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 43	Assistant Secretary	2017 to present	Since 2017, Partner, Faegre Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees 55 portfolios of the fund complex, consisting of the series in the Company and The RBB Fund Trust (7 portfolios).

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his or her successor is elected and qualified or his or her death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Ms. Dolly has over three decades of experience in the financial services industry, and she has demonstrated her leadership and management abilities by serving in numerous senior executive-level positions. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing, and investment services industry, including service on the boards of industry regulatory organizations and a university. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.

35

(This Page Intentionally Left Blank.)

Investment Adviser

F/m Investments, LLC d/b/a North Slope Capital, LLC
3050K Street NW, Suite W-201
Washington,DC 20007

Administrator and Transfer Agent

U.S.Bank Global Fund Services
P.O. Box 701
Milwaukee,Wisconsin 53201-0701

Custodian

U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee,Wisconsin 53212

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Underwriter

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

37

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Gregory P. Chandler and Nicholas A. Giordano are the registrant’s audit committee financial experts and each of them is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2022	Fiscal Year 2021
Ernst & Young LLP	$684,975	$676,775
PricewaterhouseCoopers LLP	$244,811	$266,548
Tait, Weller & Baker	$90,500	$90,900
Cohen	$36,250	$0
Aggregate Fees	$1,056,536	$1,034,223

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were related to review of the semi-annual reports and N-1A filings for Ernst & Young LLP and review of semi-annual reports for Tait, Weller & Baker and were as follows:

	Fiscal Year 2022	Fiscal Year 2021
Ernst & Young LLP	$21,500	$12,500
PricewaterhouseCoopers LLP	$6,600	$0
Tait, Weller & Baker	$2,800	$2,300
Cohen	$0	$0
Aggregate Fees	$30,900	$14,800

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were related to federal and state tax return review and excise distribution review and were as follows:

	Fiscal Year 2022	Fiscal Year 2021
Ernst & Young LLP	$194,040	$194,040
PricewaterhouseCoopers LLP	$44,046	$46,750
Tait, Weller & Baker	$19,950	$17,300
Cohen	$14,000	$0
Aggregate Fees	$272,036	$258,090

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

	Fiscal Year 2022	Fiscal Year 2021
Ernst & Young LLP	$0	$0
PricewaterhouseCoopers LLP	$0	$0
Tait, Weller & Baker	$0	$0
Cohen	$0	$0
Aggregate Fees	$0	$0

(e)(1) Pre-Approval of Audit and Permitted Non-Audit Services

1.	Pre-Approval Requirements of the Company. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

2.	Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

3.	Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.	Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company’s audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2022	Fiscal Year 2021
Ernst & Young LLP	$215,540	$206,540
PricewaterhouseCoopers LLP	$50,646	$46,750
Tait, Weller & Baker	$22,750	$19,600
Cohen	$14,000	$0
Aggregate Fees	$302,936	$272,890

(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive and Principal Financial Officers have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act is attached hereto.

(a)(3) Not applicable.

(a)(4) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The RBB Fund, Inc.

By (Signature and Title)*	/s/ Steven Plump
Steven Plump, President (principal executive officer)

Date	11/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Steven Plump
Steven Plump, President (principal executive officer)

Date	11/2/2022

By (Signature and Title)*	/s/ James Shaw
James Shaw, Chief Financial Officer (principal financial officer)

Date	11/2/2022

* Print the name and title of each signing officer under his or her signature.